UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: January 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Hartford Balanced Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 64.5%
	Automobiles & Components - 0.5%
302,720	Ford Motor Co.	$3,614,477

	Banks - 6.7%
185,530	Citigroup, Inc.	7,899,868
255,930	JP Morgan Chase & Co.	15,227,835
48,130	M&T Bank Corp.	5,302,963
98,280	PNC Financial Services Group, Inc.	8,515,962
297,710	Wells Fargo & Co.	14,953,973

		51,900,601

	Capital Goods - 4.5%
69,680	3M Co.	10,521,680
144,460	Eaton Corp. plc	7,296,675
150,490	Fortune Brands Home & Security, Inc.	7,312,309
104,920	Ingersoll-Rand plc	5,400,232
51,290	United Technologies Corp.	4,497,620

		35,028,516

	Commercial & Professional Services - 0.7%
119,530	Nielsen Holdings plc	5,756,565

	Consumer Durables & Apparel - 0.4%
38,620	PVH Corp.	2,833,936

	Consumer Services - 1.4%
43,320	McDonald’s Corp.	5,362,150
116,370	Norwegian Cruise Line Holdings Ltd.*	5,279,707

		10,641,857

	Diversified Financials - 2.8%
41,070	Ameriprise Financial, Inc.	3,722,996
25,540	BlackRock, Inc.	8,026,200
28,400	Goldman Sachs Group, Inc.	4,588,304
185,430	Invesco Ltd.	5,549,920

		21,887,420

	Energy - 4.1%
57,830	Anadarko Petroleum Corp.	2,260,575
65,280	Chevron Corp.	5,644,761
59,360	EOG Resources, Inc.	4,215,747
95,420	Exxon Mobil Corp.	7,428,447
119,530	Halliburton Co.	3,799,859
199,430	Marathon Oil Corp.	1,940,454
59,360	Occidental Petroleum Corp.	4,085,749
213,320	Southwestern Energy Co.*	1,896,415

		31,272,007

	Food & Staples Retailing - 1.3%
100,630	CVS Health Corp.	9,719,852

	Food, Beverage & Tobacco - 3.9%
36,470	Anheuser-Busch InBev N.V. ADR	4,589,385
109,026	British American Tobacco plc	6,075,305
137,620	Coca-Cola Co.	5,906,650
82,220	Kraft Heinz Co.	6,418,093
154,880	Mondelez International, Inc. Class A	6,675,328

		29,664,761

	Health Care Equipment & Services - 3.1%
72,430	Baxter International, Inc.	2,650,938
168,222	Medtronic plc	12,771,414
76,930	UnitedHealth Group, Inc.	8,859,259

		24,281,611

	Household & Personal Products - 0.6%
57,420	Estee Lauder Cos., Inc. Class A	4,895,055

	Insurance - 2.6%
120,040	American International Group, Inc.	6,779,859

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

182,370	Marsh & McLennan Cos., Inc.	$9,725,792
118,383	Unum Group	3,390,489

		19,896,140

	Materials - 1.6%
134,140	Dow Chemical Co.	5,633,880
110,130	International Paper Co.	3,767,547
67,330	Nucor Corp.	2,630,583

		12,032,010

	Media - 2.8%
128,780	CBS Corp. Class B	6,117,050
120,960	Comcast Corp. Class A	6,738,681
126,170	Thomson Reuters Corp.	4,718,758
39,540	Walt Disney Co.	3,788,723

		21,363,212

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
25,450	Allergan plc*	7,238,743
49,240	Amgen, Inc.	7,520,425
177,560	AstraZeneca plc ADR	5,720,983
174,190	Bristol-Myers Squibb Co.	10,827,650
60,310	Eisai Co., Ltd.	3,645,388
87,290	Gilead Sciences, Inc.	7,245,070
251,430	Merck & Co., Inc.	12,739,958
23,047	Roche Holding AG	5,969,730
87,444	UCB S.A.	7,476,540
41,710	Vertex Pharmaceuticals, Inc.*	3,785,183

		72,169,670

	Retailing - 3.2%
2,006,600	Allstar Co.*(1)(2)(3)	2,175,957
84,390	Dollar General Corp.	6,334,313
84,490	Home Depot, Inc.	10,625,463
75,400	Nordstrom, Inc.	3,702,140
32,392	Tory Burch LLC*(1)(2)(3)	1,844,385

		24,682,258

	Semiconductors & Semiconductor Equipment - 3.1%
91,640	Analog Devices, Inc.	4,935,730
310,380	Intel Corp.	9,627,988
269,410	Maxim Integrated Products, Inc.	8,998,294

		23,562,012

	Software & Services - 6.7%
87,350	Accenture plc Class A	9,218,919
19,567	Alphabet, Inc. Class C*	14,537,303
128,200	Genpact Ltd.*	3,066,544
338,370	Microsoft Corp.	18,640,803
315,930	Symantec Corp.	6,268,051

		51,731,620

	Technology Hardware & Equipment - 2.8%
69,370	Apple, Inc.	6,752,476
609,320	Cisco Systems, Inc.	14,495,723

		21,248,199

	Telecommunication Services - 0.4%
63,269	Verizon Communications, Inc.	3,161,552

	Transportation - 0.5%
50,670	Union Pacific Corp.	3,648,240

	Utilities - 1.4%
95,320	NextEra Energy, Inc.	10,648,197

	Total Common Stocks (cost $408,514,636)	495,639,768

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Asset & Commercial Mortgage Backed Securities - 1.2%
	Asset-Backed - Automobile - 0.5%
$ 130,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$131,669
280,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	279,954
267,543	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	266,779
320,000	First Investors Automotive Owner Trust 1.67%, 11/16/2020(3)	319,404
100,000	Ford Credit Auto Owner Trust 1.36%, 10/15/2018	100,219
100,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	101,874
120,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	118,597
	Santander Drive Automotive Receivables Trust
365,000	1.97%, 11/15/2019	365,172
742,000	2.25%, 06/17/2019	745,945
85,000	2.33%, 11/15/2019	85,497
491,000	2.36%, 04/15/2020	493,093
140,000	2.57%, 03/15/2019	141,428
	Westlake Automobile Receivables Trust
119,479	0.97%, 10/16/2017(3)	119,365
320,000	1.83%, 01/15/2021(3)	318,548

		3,587,544

	Asset-Backed - Finance & Insurance - 0.4%
	Ally Master Owner Trust
900,000	1.54%, 09/15/2019	902,151
975,000	1.60%, 10/15/2019	976,077
100,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	101,616
310,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046(3)	309,495
310,000	SBA Tower Trust 2.90%, 10/15/2044(3)(4)	310,801
	Springleaf Funding Trust
385,000	3.16%, 11/15/2024(3)	381,908
170,000	3.48%, 05/15/2028(3)	170,003

		3,152,051

	Commercial Mortgage-Backed Securities - 0.3%
345,000	Hilton USA Trust 2.66%, 11/05/2030(3)	345,985
461,147	JP Morgan Chase Commercial Mortgage Securities Trust 5.89%, 02/12/2049(4)(5)	475,176
176,979	LB-UBS Commercial Mortgage Trust 6.25%, 04/15/2041(5)	187,006
670,477	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.81%, 06/12/2050(4)(5)	693,172
540,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2035(3)(5)	490,029
441,940	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	447,265

		2,638,633

	Total Asset & Commercial Mortgage Backed Securities (cost $9,471,525)	9,378,228

Corporate Bonds - 14.0%
	Aerospace/Defense - 0.2%
600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(3)	605,855
	Lockheed Martin Corp.
115,000	2.50%, 11/23/2020	115,914
400,000	4.07%, 12/15/2042	381,371
140,000	4.50%, 05/15/2036	145,181

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 155,000	4.70%, 05/15/2046	$163,807
135,000	4.85%, 09/15/2041	142,026
65,000	United Technologies Corp. 3.10%, 06/01/2022	67,224

		1,621,378

	Agriculture - 0.4%
	Altria Group, Inc.
230,000	4.50%, 05/02/2043	221,069
420,000	4.75%, 05/05/2021	462,678
	BAT International Finance plc
160,000	2.75%, 06/15/2020(3)	163,058
565,000	3.25%, 06/07/2022(3)	581,581
65,000	3.50%, 06/15/2022(3)	67,887
375,000	Cargill, Inc. 4.76%, 11/23/2045(3)	393,200
600,000	Imperial Tobacco Finance plc 3.75%, 07/21/2022(3)	609,428
300,000	Philip Morris International, Inc. 2.63%, 03/06/2023	300,952

		2,799,853

	Airlines - 0.2%
596,739	Continental Airlines, Inc. 5.98%, 10/19/2023	656,412
	Southwest Airlines Co.
400,000	5.75%, 12/15/2016	415,322
489,259	6.15%, 02/01/2024	541,854

		1,613,588

	Auto Manufacturers - 0.4%
1,000,000	Daimler Finance NA LLC 2.63%, 09/15/2016(3)	1,008,573
	Ford Motor Credit Co. LLC
1,165,000	2.38%, 03/12/2019	1,147,738
465,000	3.16%, 08/04/2020	462,320
700,000	Nissan Motor Acceptance Corp. 1.80%, 03/15/2018(3)	696,834

		3,315,465

	Beverages - 0.6%
	Anheuser-Busch InBev Finance, Inc.
900,000	3.30%, 02/01/2023	913,461
570,000	3.65%, 02/01/2026	577,687
655,000	4.70%, 02/01/2036	663,591
420,000	4.90%, 02/01/2046	434,941
	Anheuser-Busch InBev Worldwide, Inc.
115,000	3.75%, 07/15/2042	98,633
610,000	7.75%, 01/15/2019	706,452
	Coca-Cola Femsa S.A.B. de C.V.
222,000	2.38%, 11/26/2018	221,744
250,000	3.88%, 11/26/2023	257,460
	Heineken N.V.
140,000	2.75%, 04/01/2023(3)	137,891
10,000	4.00%, 10/01/2042(3)	9,128
	Molson Coors Brewing Co.
180,000	3.50%, 05/01/2022	183,368
40,000	5.00%, 05/01/2042	38,206

		4,242,562

	Biotechnology - 0.2%
320,000	Biogen, Inc. 2.90%, 09/15/2020	322,258
	Celgene Corp.
55,000	2.25%, 05/15/2019	55,157
180,000	3.55%, 08/15/2022	182,595
375,000	3.63%, 05/15/2024	372,756

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Gilead Sciences, Inc.
$ 120,000	2.55%, 09/01/2020	$121,507
180,000	3.50%, 02/01/2025	184,906
195,000	3.70%, 04/01/2024	202,485
75,000	4.50%, 02/01/2045	73,870

		1,515,534

	Chemicals - 0.0%
375,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	294,245
65,000	Monsanto Co. 4.70%, 07/15/2064	49,411

		343,656

	Commercial Banks - 3.5%
1,200,000	American Express Centurion Bank 6.00%, 09/13/2017	1,282,879
	Bank of America Corp.
740,000	2.63%, 10/19/2020	732,110
750,000	4.20%, 08/26/2024	744,514
560,000	5.00%, 05/13/2021	613,466
1,200,000	5.42%, 03/15/2017	1,245,560
300,000	6.40%, 08/28/2017	320,060
	Bank of New York Mellon Corp.
440,000	2.15%, 02/24/2020	440,892
200,000	3.00%, 02/24/2025	200,017
700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(3)	711,172
150,000	Barclays Bank plc 6.05%, 12/04/2017(3)	159,945
	BNP Paribas S.A.
425,000	2.40%, 12/12/2018	429,226
65,000	3.25%, 03/03/2023	65,745
	BPCE S.A.
375,000	2.50%, 12/10/2018	380,977
250,000	4.00%, 04/15/2024	262,111
200,000	5.15%, 07/21/2024(3)	200,344
	Capital One Financial Corp.
200,000	3.20%, 02/05/2025	190,918
615,000	3.75%, 04/24/2024	618,127
165,000	4.20%, 10/29/2025	165,279
	Citigroup, Inc.
255,000	2.50%, 07/29/2019	255,921
300,000	4.95%, 11/07/2043	311,023
140,000	5.30%, 05/06/2044	142,752
59,000	8.13%, 07/15/2039	85,525
405,000	Credit Agricole S.A. 2.50%, 04/15/2019(3)	410,027
950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	960,822
	Credit Suisse New York
250,000	2.30%, 05/28/2019	251,213
335,000	3.63%, 09/09/2024	344,342
250,000	Discover Bank/Greenwood 3.10%, 06/04/2020	251,180
450,000	Fifth Third Bancorp 2.88%, 10/01/2021	455,868
	Goldman Sachs Group, Inc.
905,000	2.38%, 01/22/2018	909,602
850,000	3.63%, 01/22/2023	863,234
595,000	5.63%, 01/15/2017	616,318
470,000	6.25%, 02/01/2041	557,285
650,000	HSBC Holdings plc 6.10%, 01/14/2042	798,177
	Huntington National Bank
535,000	2.20%, 11/06/2018	535,917
580,000	2.40%, 04/01/2020	573,696

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 900,000	ING Bank N.V. 3.75%, 03/07/2017(3)	$922,246
	JP Morgan Chase & Co.
650,000	3.25%, 09/23/2022	654,545
180,000	3.38%, 05/01/2023	175,140
230,000	5.40%, 01/06/2042	257,076
100,000	6.30%, 04/23/2019	112,516
550,000	Korea Development Bank 2.50%, 03/11/2020	560,215
100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	99,984
	Morgan Stanley
425,000	2.50%, 01/24/2019	426,698
875,000	3.70%, 10/23/2024	875,012
550,000	5.75%, 01/25/2021	617,866
125,000	National City Corp. 6.88%, 05/15/2019	142,261
1,000,000	Santander Bank NA 8.75%, 05/30/2018	1,131,619
400,000	Santander Issuances SAU 5.18%, 11/19/2025	378,456
575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(3)	578,069
165,000	U.S. Bancorp 3.70%, 01/30/2024	175,489
785,000	UBS Group Funding Jersey Ltd. 2.95%, 09/24/2020(3)	781,256
100,000	Wachovia Corp. 5.75%, 06/15/2017	105,723
1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,919,946

		27,000,361

	Commercial Services - 0.2%
155,000	Catholic Health Initiatives 2.60%, 08/01/2018	157,659
	ERAC USA Finance LLC
140,000	2.35%, 10/15/2019(3)	138,905
70,000	2.75%, 03/15/2017(3)	70,742
510,000	4.50%, 08/16/2021(3)	546,437
250,000	5.63%, 03/15/2042(3)	268,876

		1,182,619

	Country Funds-Closed-end - 0.1%
575,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	626,923

	Diversified Financial Services - 0.7%
345,000	Capital One Bank USA NA 2.15%, 11/21/2018	345,325
645,000	Discover Financial Services 6.45%, 06/12/2017	681,001
99,000	Eaton Vance Corp. 6.50%, 10/02/2017	105,724
	GE Capital International Funding Co.
648,000	2.34%, 11/15/2020(3)	650,374
297,000	3.37%, 11/15/2025(3)	305,389
850,000	4.42%, 11/15/2035(3)	872,549
	General Electric Capital Corp.
115,000	3.10%, 01/09/2023	119,348
230,000	4.63%, 01/07/2021	256,262
655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(3)	651,391
	Synchrony Financial
130,000	2.60%, 01/15/2019	129,805
490,000	2.70%, 02/03/2020	482,156

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 400,000	3.00%, 08/15/2019	$402,472

		5,001,796

	Electric - 0.9%
335,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	328,133
550,000	Dominion Resources, Inc. 3.63%, 12/01/2024	547,723
275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	334,004
	Duke Energy Corp.
550,000	3.05%, 08/15/2022	548,161
250,000	4.80%, 12/15/2045	260,071
	Electricite de France S.A.
85,000	4.88%, 01/22/2044(3)	83,515
525,000	5.63%, 01/22/2024(3)(5)(6)	474,600
60,000	Eversource Energy 3.15%, 01/15/2025	58,799
425,000	Indianapolis Power and Light 6.60%, 06/01/2037(3)	553,568
1,130,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	1,134,720
70,000	NiSource Finance Corp. 4.80%, 02/15/2044	72,049
	Pacific Gas & Electric Co.
135,000	3.85%, 11/15/2023	142,604
285,000	5.13%, 11/15/2043	318,225
750,000	Southern California Edison Co. 5.55%, 01/15/2037	900,117
575,000	Southern Co. 2.75%, 06/15/2020	574,340
380,000	State Grid Overseas Investment 2.75%, 05/07/2019(3)	386,909

		6,717,538

	Food - 0.3%
145,000	Kraft Foods Group, Inc. 2.25%, 06/05/2017	146,253
485,000	Kraft Heinz Foods Co. 3.50%, 07/15/2022(3)	493,689
	Kroger Co.
125,000	3.30%, 01/15/2021	129,716
525,000	3.85%, 08/01/2023	551,258
230,000	4.00%, 02/01/2024	243,049
	Mondelez International, Inc.
40,000	4.00%, 02/01/2024	41,299
700,000	4.13%, 02/09/2016	700,382

		2,305,646

	Gas - 0.2%
1,160,000	Atmos Energy Corp. 6.35%, 06/15/2017	1,234,752

	Healthcare-Products - 0.1%
	Medtronic, Inc.
110,000	2.50%, 03/15/2020	111,714
405,000	3.15%, 03/15/2022	418,312
245,000	3.50%, 03/15/2025	251,556
65,000	3.63%, 03/15/2024	67,642
45,000	4.38%, 03/15/2035	45,935

		895,159

	Healthcare-Services - 0.3%
631,000	Anthem, Inc. 3.30%, 01/15/2023	622,971
470,000	Cigna Corp. 3.25%, 04/15/2025	461,071
	Dignity Health
35,000	2.64%, 11/01/2019	35,609

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 80,000	3.81%, 11/01/2024	$82,631
	Kaiser Foundation Hospitals
120,000	3.50%, 04/01/2022	123,759
120,000	4.88%, 04/01/2042	129,616
120,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	118,375
205,000	NewYork-Presbyterian Hospital 4.02%, 08/01/2045	197,790
275,000	Toledo Hospital 4.98%, 11/15/2045	299,477
	UnitedHealth Group, Inc.
220,000	3.35%, 07/15/2022	227,617
340,000	3.75%, 07/15/2025	353,830

		2,652,746

	Holding Companies-Diversified - 0.0%
200,000	Hutchison Whampoa International Ltd. 3.63%, 10/31/2024(3)	201,867

	Household Products - 0.2%
1,195,704	Procter & Gamble Co. 9.36%, 01/01/2021	1,434,944

	Insurance - 0.3%
	Ace INA Holdings, Inc.
120,000	2.30%, 11/03/2020	120,372
185,000	3.35%, 05/15/2024	189,350
325,000	4.35%, 11/03/2045	339,973
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	119,339
100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	102,746
165,000	Loews Corp. 2.63%, 05/15/2023	159,323
	MetLife, Inc.
60,000	1.90%, 12/15/2017	60,255
485,000	3.60%, 04/10/2024	492,674
160,000	4.88%, 11/13/2043	162,608
	Prudential Financial, Inc.
200,000	3.50%, 05/15/2024	198,192
300,000	4.50%, 11/15/2020	325,488
100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	103,875

		2,374,195

	Internet - 0.1%
	Amazon.com, Inc.
285,000	2.50%, 11/29/2022	280,839
530,000	4.80%, 12/05/2034	557,017
120,000	4.95%, 12/05/2044	126,340

		964,196

	IT Services - 0.1%
	Apple, Inc.
300,000	2.85%, 05/06/2021	310,323
270,000	3.45%, 05/06/2024	280,022
35,000	4.45%, 05/06/2044	34,518
366,000	EMC Corp. 1.88%, 06/01/2018	349,999

		974,862

	Lodging - 0.1%
450,000	Marriott International, Inc. 2.88%, 03/01/2021	452,154

	Machinery-Construction & Mining - 0.1%
400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	406,479
	Caterpillar, Inc.
170,000	3.40%, 05/15/2024	172,662

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 30,000	4.30%, 05/15/2044	$29,002

		608,143

	Media - 0.7%
	21st Century Fox America, Inc.
180,000	4.00%, 10/01/2023	189,543
220,000	4.50%, 02/15/2021	238,744
300,000	4.75%, 09/15/2044	283,596
155,000	CCO Safari II LLC 6.48%, 10/23/2045(3)	156,044
	Comcast Corp.
450,000	3.13%, 07/15/2022	464,964
450,000	4.40%, 08/15/2035	452,938
150,000	6.40%, 05/15/2038	185,748
770,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	647,303
	DIRECTV Holdings LLC
65,000	3.95%, 01/15/2025	64,139
460,000	4.45%, 04/01/2024	470,502
230,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	227,387
	Sky plc
200,000	2.63%, 09/16/2019(3)	200,340
645,000	3.75%, 09/16/2024(3)	641,303
	Time Warner Cable, Inc.
780,000	5.85%, 05/01/2017	815,315
80,000	6.55%, 05/01/2037	79,859
60,000	7.30%, 07/01/2038	63,752
106,000	8.25%, 04/01/2019	122,069
5,000	8.75%, 02/14/2019	5,775
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	36,656
145,000	Viacom, Inc. 3.88%, 12/15/2021	143,231

		5,489,208

	Mining - 0.1%
535,000	BHP Billiton Finance USA Ltd. 3.85%, 09/30/2023	507,075
365,000	Rio Tinto Finance USA Ltd. 3.75%, 09/20/2021	350,940

		858,015

	Miscellaneous Manufacturing - 0.1%
90,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	94,183
570,000	Pentair Finance S.A. 2.90%, 09/15/2018	568,363

		662,546

	Oil & Gas - 1.1%
525,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	539,592
	BP Capital Markets plc
130,000	2.32%, 02/13/2020	127,912
365,000	3.51%, 03/17/2025	351,671
25,000	3.99%, 09/26/2023	25,055
575,000	4.75%, 03/10/2019	617,473
	ConocoPhillips Co.
81,000	2.88%, 11/15/2021	74,226
290,000	3.35%, 05/15/2025	246,486
65,000	4.30%, 11/15/2044	48,687
65,000	5.75%, 02/01/2019	68,098
35,000	6.00%, 01/15/2020	36,702
	Devon Energy Corp.
1,052,000	3.25%, 05/15/2022	836,448
165,000	5.00%, 06/15/2045	109,219

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 685,000	EnCana Corp. 6.50%, 05/15/2019	$589,323
570,000	EOG Resources, Inc. 2.63%, 03/15/2023	527,562
440,000	Petroleos Mexicanos 5.50%, 02/04/2019(3)	443,938
175,000	Phillips 66 4.88%, 11/15/2044	151,102
	Pioneer Natural Resources Co.
630,000	4.45%, 01/15/2026	574,333
755,000	7.50%, 01/15/2020	797,824
200,000	Shell International Finance B.V. 4.38%, 03/25/2020	213,975
890,000	Sinopec Group Overseas Development 2015 Ltd. 2.50%, 04/28/2020(3)	884,238
	Statoil ASA
70,000	2.25%, 11/08/2019	69,797
30,000	2.45%, 01/17/2023	27,851
30,000	2.65%, 01/15/2024	28,107
95,000	2.75%, 11/10/2021	93,712
355,000	2.90%, 11/08/2020	359,612
35,000	3.25%, 11/10/2024	33,889
5,000	3.70%, 03/01/2024	5,024
350,000	Suncor Energy, Inc. 3.60%, 12/01/2024	312,385
325,000	Total Capital International S.A. 2.70%, 01/25/2023	308,351

		8,502,592

	Oil & Gas Services - 0.1%
275,000	Halliburton Co. 3.38%, 11/15/2022	270,098
250,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(3)	244,530
330,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	332,649

		847,277

	Pharmaceuticals - 0.7%
60,000	AbbVie, Inc. 3.20%, 11/06/2022	60,013
	Actavis Funding SCS
130,000	3.00%, 03/12/2020	131,590
415,000	3.45%, 03/15/2022	421,122
125,000	4.85%, 06/15/2044	125,588
700,000	Bayer US Finance LLC 3.00%, 10/08/2021(3)	716,324
	Cardinal Health, Inc.
195,000	2.40%, 11/15/2019	197,890
180,000	3.50%, 11/15/2024	182,145
200,000	4.50%, 11/15/2044	191,291
	EMD Finance LLC
705,000	2.95%, 03/19/2022(3)	697,531
670,000	3.25%, 03/19/2025(3)	647,931
315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	312,767
260,000	Forest Laboratories, Inc. 4.88%, 02/15/2021(3)	283,134
	McKesson Corp.
25,000	2.85%, 03/15/2023	24,017
135,000	3.80%, 03/15/2024	136,785
	Merck & Co., Inc.
430,000	2.75%, 02/10/2025	425,664
315,000	2.80%, 05/18/2023	317,977
125,000	4.15%, 05/18/2043	126,166

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 510,000	Mylan N.V. 3.00%, 12/15/2018(3)	$511,020

		5,508,955

	Pipelines - 0.4%
225,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(3)	218,388
300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	205,485
525,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	457,556
535,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	460,871
615,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	563,077
600,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	559,468
285,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	287,834
530,000	Western Gas Partners L.P. 4.00%, 07/01/2022	443,278

		3,195,957

	Real Estate - 0.1%
650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(3)	650,091

	Real Estate Investment Trusts - 0.3%
450,000	American Tower Corp. 3.45%, 09/15/2021	451,027
150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	157,731
350,000	Brandywine Operating Partnership L.P. 5.70%, 05/01/2017	365,001
425,000	DDR Corp. 4.63%, 07/15/2022	443,457
670,000	HCP, Inc. 4.00%, 06/01/2025	658,112
345,000	Scentre Group 2.38%, 11/05/2019(3)	344,810

		2,420,138

	Retail - 0.4%
	AutoZone, Inc.
200,000	3.13%, 07/15/2023	199,319
355,000	3.70%, 04/15/2022	368,725
	CVS Health Corp.
695,000	4.00%, 12/05/2023	731,943
320,000	4.88%, 07/20/2035	332,198
375,000	5.13%, 07/20/2045	402,929
75,000	Home Depot, Inc. 4.40%, 03/15/2045	77,295
600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	655,145
335,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	347,440

		3,114,994

	Savings & Loans - 0.1%
595,000	Nationwide Building Society 2.35%, 01/21/2020(3)	596,976

	Telecommunications - 0.5%
250,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	248,728
	AT&T, Inc.
25,000	5.35%, 09/01/2040	23,864
175,000	6.55%, 02/15/2039	190,585

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	$163,246
	Orange S.A.
650,000	4.13%, 09/14/2021	694,069
100,000	9.00%, 03/01/2031	143,769
	Verizon Communications, Inc.
45,000	3.45%, 03/15/2021	46,492
490,000	3.50%, 11/01/2021	505,035
880,000	4.50%, 09/15/2020	952,818
916,000	4.52%, 09/15/2048	802,524
130,000	4.75%, 11/01/2041	118,629
87,000	6.40%, 09/15/2033	98,305

		3,988,064

	Transportation - 0.2%
	FedEx Corp.
80,000	2.70%, 04/15/2023	77,529
280,000	4.90%, 01/15/2034	289,538
300,000	5.10%, 01/15/2044	309,030
350,000	Kansas City Southern 4.95%, 08/15/2045(3)	343,893
405,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.20%, 07/15/2020(3)	405,291

		1,425,281

	Total Corporate Bonds (cost $106,130,933)	107,340,031

Foreign Government Obligations - 0.1%
	Mexico - 0.1%
	Mexico Government International Bond
372,000	3.50%, 01/21/2021	376,836
225,000	3.60%, 01/30/2025	218,531

	Total Foreign Government Obligations (cost $593,060)	595,367

Municipal Bonds - 1.0%
	General - 0.1%
115,000	Chicago Transit Auth 6.90%, 12/01/2040	135,852
425,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	440,232
570,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	572,702

		1,148,786

	General Obligation - 0.2%
250,000	California State, GO Taxable 7.55%, 04/01/2039	366,245
130,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	155,691
365,000	Illinois State, GO 5.10%, 06/01/2033	344,877
800,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	997,336

		1,864,149

	Higher Education - 0.1%
370,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	466,115

	Medical - 0.1%
	University of California, Regents MedCenter Pooled Rev
100,000	6.55%, 05/15/2048	133,519
375,000	6.58%, 05/15/2049	504,007

		637,526

	Power - 0.0%
100,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	106,036

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Transportation - 0.5%
$ 390,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	$550,364
425,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	578,442
350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	451,752
255,000	Maryland State Transportation Auth 5.89%, 07/01/2043	322,001
	New York and New Jersey PA, Taxable Rev
200,000	4.81%, 10/15/2065	212,556
185,000	5.86%, 12/01/2024	232,297
115,000	6.04%, 12/01/2029	143,502
730,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	1,036,498

		3,527,412

	Utility - Electric - 0.0%
195,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	233,889

	Total Municipal Bonds (cost $6,642,188)	7,983,913

U.S. Government Agencies - 1.1%
	FHLMC - 0.4%
54,831	4.00%, 03/01/2041	58,702
484,971	4.50%, 08/01/2033	528,367
11,284	4.50%, 09/01/2033	12,293
3,422	4.50%, 08/01/2034	3,727
337,889	4.50%, 08/01/2035	367,188
58,922	4.50%, 09/01/2035	64,166
7,173	4.50%, 11/01/2035	7,811
451,661	4.50%, 03/01/2036	491,576
833,780	4.50%, 11/01/2043	909,893
550,000	4.50%, 02/01/2046(7)	596,750

		3,040,473

	FNMA - 0.5%
699,436	4.50%, 06/01/2040	762,444
17,599	4.50%, 07/01/2040	19,127
57,260	4.50%, 04/01/2041	62,388
746,649	4.50%, 08/01/2041	813,885
734,862	4.50%, 09/01/2041	800,961
149,563	4.50%, 12/01/2041	162,551
238,687	4.50%, 06/01/2044	259,414
350,000	4.50%, 02/01/2046(7)	380,461

		3,261,231

	GNMA - 0.2%
1,014	6.00%, 11/20/2023	1,142
1,856	6.00%, 12/20/2023	2,093
348	6.00%, 01/20/2024	392
3,421	6.00%, 02/20/2024	3,854
6,864	6.00%, 06/20/2024	7,733
293	6.00%, 02/20/2026	330
501	6.00%, 10/20/2026	565
886	6.00%, 02/20/2027	998
345	6.00%, 01/20/2028	389
7,638	6.00%, 02/20/2028	8,647
13,496	6.00%, 04/20/2028	15,526
4,983	6.00%, 06/15/2028	5,694
37,187	6.00%, 07/20/2028	41,867
35,035	6.00%, 08/20/2028	40,328
11,757	6.00%, 10/15/2028	13,286
47,903	6.00%, 11/15/2028	54,619
35,272	6.00%, 03/20/2029	39,998
29,259	6.00%, 09/20/2029	32,965
12,089	6.00%, 03/20/2030	13,628

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 80,750	6.00%, 04/20/2030	$91,046
22,292	6.00%, 06/20/2030	25,131
4,543	6.00%, 08/15/2034	5,132
1,583	6.00%, 09/15/2034	1,788
95	6.50%, 04/15/2026	109
4,613	6.50%, 02/15/2028	5,285
42,107	6.50%, 03/15/2028	48,241
5,649	6.50%, 05/15/2028	6,472
34,997	6.50%, 07/15/2028	40,095
27,321	6.50%, 10/15/2028	31,334
1,968	6.50%, 12/15/2028	2,254
73,020	6.50%, 01/15/2029	83,656
14,083	6.50%, 02/15/2029	16,134
189,655	6.50%, 03/15/2029	217,281
27,760	6.50%, 04/15/2029	32,081
16,471	6.50%, 05/15/2029	18,923
13,784	6.50%, 06/15/2029	15,792
23,972	6.50%, 02/15/2035	28,477
59,368	7.00%, 11/15/2031	69,375
37,578	7.00%, 03/15/2032	44,240
251,177	7.00%, 11/15/2032	307,685
7,317	7.00%, 01/15/2033	8,833
25,817	7.00%, 05/15/2033	31,090
51,155	7.00%, 07/15/2033	61,135
73,466	7.00%, 11/15/2033	88,906
4,435	8.00%, 12/15/2029	4,759
3,592	8.00%, 04/15/2030	3,947
7,990	8.00%, 05/15/2030	8,174
686	8.00%, 07/15/2030	754
16,157	8.00%, 08/15/2030	17,006
14,789	8.00%, 11/15/2030	16,053
83,118	8.00%, 02/15/2031	90,771

		1,706,013

	Total U.S. Government Agencies (cost $7,663,515)	8,007,717

U.S. Government Securities - 14.2%
	Other Direct Federal Obligations - 0.8%
5,000,000	Financing Corp. 9.80%, 04/06/2018	5,953,650

	U.S. Treasury Securities - 13.4%
	U.S. Treasury Bonds - 2.5%
5,050,000	2.50%, 02/15/2045	4,778,956
865,000	2.75%, 11/15/2042	867,939
4,275,000	2.88%, 05/15/2043	4,389,724
300,000	2.88%, 08/15/2045	306,609
500,000	3.00%, 11/15/2044	524,336
2,167,500	3.13%, 02/15/2043	2,337,514
2,685,000	3.13%, 08/15/2044(8)	2,888,682
1,430,000	3.38%, 05/15/2044	1,613,330
1,400,000	6.00%, 02/15/2026	1,917,453

		19,624,543

	U.S. Treasury Notes - 10.9%
6,185,000	0.38%, 05/31/2016	6,183,250
6,995,000	0.50%, 08/31/2016	6,993,363
4,500,000	0.50%, 11/30/2016	4,496,310
940,000	0.50%, 03/31/2017	937,981
4,205,000	0.63%, 12/31/2016	4,204,508
1,500,000	0.63%, 05/31/2017	1,498,183
75,000	0.75%, 10/31/2017	74,962
533,900	0.88%, 01/31/2017	535,047
5,400,000	1.00%, 09/30/2016	5,415,401
2,500,000	1.00%, 12/15/2017	2,509,862
1,525,000	1.25%, 11/30/2018	1,537,391
3,125,000	1.38%, 09/30/2018	3,161,744

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 6,860,000	1.38%, 08/31/2020		$6,887,598
500,000	1.38%, 09/30/2020		501,582
3,000,000	1.50%, 06/30/2016		3,012,567
8,280,000	1.63%, 07/31/2019		8,427,483
8,245,000	1.75%, 09/30/2019		8,425,038
1,870,000	2.00%, 02/15/2025		1,885,121
3,350,000	2.13%, 05/15/2025		3,410,196
4,100,000	2.25%, 11/15/2024		4,222,840
55,000	2.25%, 11/15/2025		56,571
1,755,000	2.38%, 08/15/2024		1,827,051
1,850,000	2.75%, 02/15/2024		1,982,608
5,200,000	4.50%, 05/15/2017		5,452,283

			83,638,940

			103,263,483

	Total U.S. Government Securities (cost $105,508,329)		109,217,133

	Total Long-Term Investments (cost $644,524,186)		738,162,157
Short-Term Investments - 3.8%
	Discount Notes - 1.4%
	FHLB
207,000	0.17%, 02/02/2016(9)		206,999
1,604,000	0.18%, 02/04/2016(9)		1,603,976
5,735,000	0.19%, 02/12/2016(9)		5,734,667
3,500,000	0.27%, 02/19/2016(9)		3,499,527

			11,045,169

	Other Investment Pools & Funds - 2.4%
18,323,574	Federated Prime Obligations Fund		18,323,574

	Total Short-Term Investments (cost $29,368,743)		29,368,743

	Total Investments (cost $673,892,929)^	99.9%	$767,530,900
	Other Assets and Liabilities	0.1%	961,996

	Total Net Assets	100.0%	$768,492,896

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregatecost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$118,276,648
Unrealized Depreciation	(24,638,677)

Net Unrealized Appreciation	$93,637,971

*	Non-income producing.
(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Period Acquired	Shares/ Par	Security	Cost
08/2011	2,006,600	Allstar Co.	$872,908
11/2013	32,392	Tory Burch LLC	2,538,751

			$3,411,659

At January 31, 2016, the aggregate value of these securities was $4,020,342, which represents 0.5% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $4,020,342, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $31,676,921, which represents 4.1% of total net assets.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	Represents or includes a TBA transaction.
(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.
(9)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 10-Year Note Future	35	03/21/2016	$4,419,544	$4,535,234	$115,690
U.S. Treasury Ultra Long Term Bond Future	18	03/21/2016	2,839,700	2,991,375	151,675

Total					$267,365

Total futures contracts					$267,365

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$1,250,000	02/01/2046	$(1,356,250)	$(9,476)
FHLMC, 4.50%	600,000	03/01/2046	(649,758)	(2,227)
FNMA, 4.50%	800,000	02/01/2046	(869,625)	(5,219)
FNMA, 4.50%	400,000	03/01/2046	(433,992)	(1,473)

Total (proceeds $3,291,230)			$(3,309,625)	$(18,395)

At January 31, 2016, the aggregate market value of these securities represents (0.4)% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The Hartford Balanced Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Security Type

as of January 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	64.5%

Total	64.5%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.2%
Corporate Bonds	14.0
Foreign Government Obligations	0.1
Municipal Bonds	1.0
U.S. Government Agencies	1.1
U.S. Government Securities	14.2

Total	31.6%

Short-Term Investments	3.8
Other Assets & Liabilities	0.1

Total	100.0%

The Hartford Balanced Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$3,614,477	$3,614,477	$—	$—
Banks	51,900,601	51,900,601	—	—
Capital Goods	35,028,516	35,028,516	—	—
Commercial & Professional Services	5,756,565	5,756,565	—	—
Consumer Durables & Apparel	2,833,936	2,833,936	—	—
Consumer Services	10,641,857	10,641,857	—	—
Diversified Financials	21,887,420	21,887,420	—	—
Energy	31,272,007	31,272,007	—	—
Food & Staples Retailing	9,719,852	9,719,852	—	—
Food, Beverage & Tobacco	29,664,761	23,589,456	6,075,305	—
Health Care Equipment & Services	24,281,611	24,281,611	—	—
Household & Personal Products	4,895,055	4,895,055	—	—
Insurance	19,896,140	19,896,140	—	—
Materials	12,032,010	12,032,010	—	—
Media	21,363,212	21,363,212	—	—
Pharmaceuticals, Biotechnology & Life Sciences	72,169,670	55,078,012	17,091,658	—
Retailing	24,682,258	20,661,916	—	4,020,342
Semiconductors & Semiconductor Equipment	23,562,012	23,562,012	—	—
Software & Services	51,731,620	51,731,620	—	—
Technology Hardware & Equipment	21,248,199	21,248,199	—	—
Telecommunication Services	3,161,552	3,161,552	—	—
Transportation	3,648,240	3,648,240	—	—
Utilities	10,648,197	10,648,197	—	—
Asset & Commercial Mortgage Backed Securities	9,378,228	—	9,378,228	—
Corporate Bonds	107,340,031	—	107,340,031	—
Foreign Government Obligations	595,367	—	595,367	—
Municipal Bonds	7,983,913	—	7,983,913	—
U.S. Government Agencies	8,007,717	—	8,007,717	—
U.S. Government Securities	109,217,133	—	109,217,133	—
Short-Term Investments	29,368,743	18,323,574	11,045,169	—
Futures Contracts(2)	267,365	267,365	—	—

Total	$767,798,265	$487,043,402	$276,734,521	$4,020,342

Liabilities
TBA Sale Commitments	$(3,309,625)	$—	$(3,309,625)	$—

Total	$(3,309,625)	$—	$(3,309,625)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The Hartford Balanced Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Asset and Commercial Mortgage Backed Securities	Total

Beginning balance	$2,930,473	$309,712	$3,240,185
Purchases	-	-	-
Sales	-	-	-
Accrued discounts/(premiums)	-	-	-
Total realized gain/(loss)	-	-	-
Net change in unrealized appreciation/depreciation	1,089,869	-	1,089,869
Transfers into Level 3 (1)	-	-	-
Transfers out of Level 3 (1)	-	(309,712)	(309,712)

Ending balance	$4,020,342	$-	$4,020,342

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $1,089,869. Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Balanced Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 45.2%
	Banks - 6.0%
860,990	BB&T Corp.	$28,119,933
1,917,810	JP Morgan Chase & Co.	114,109,695
634,530	M&T Bank Corp.	69,912,516
811,300	National Bank of Canada	23,147,734
810,590	US Bancorp	32,472,236
2,584,170	Wells Fargo & Co.	129,802,859

		397,564,973

	Capital Goods - 3.7%
169,000	3M Co.	25,519,000
482,000	Caterpillar, Inc.	29,999,680
1,095,670	Eaton Corp. plc	55,342,292
3,202,580	General Electric Co.	93,195,078
143,810	Lockheed Martin Corp.	30,343,910
150,714	Schneider Electric SE	8,041,458

		242,441,418

	Commercial & Professional Services - 0.4%
463,540	Waste Management, Inc.	24,544,443

	Consumer Services - 0.8%
452,660	McDonald’s Corp.	56,030,255

	Diversified Financials - 1.4%
228,730	BlackRock, Inc.	71,880,690
763,600	Invesco Ltd.	22,854,548

		94,735,238

	Energy - 5.2%
848,040	Chevron Corp.	73,330,019
824,100	Enbridge, Inc.	28,513,860
1,154,310	Exxon Mobil Corp.	89,863,033
815,400	Occidental Petroleum Corp.	56,123,982
478,200	Phillips 66	38,327,730
2,394,400	Suncor Energy, Inc.	56,388,120

		342,546,744

	Food & Staples Retailing - 0.5%
753,650	Sysco Corp.	30,002,807

	Food, Beverage & Tobacco - 3.9%
437,350	Altria Group, Inc.	26,726,458
682,438	British American Tobacco plc	38,027,800
1,280,000	Coca-Cola Co.	54,937,600
234,200	Diageo plc ADR	25,216,314
941,930	Kraft Heinz Co.	73,527,056
149,510	PepsiCo, Inc.	14,846,343
291,950	Philip Morris International, Inc.	26,278,419

		259,559,990

	Household & Personal Products - 0.7%
192,590	Kimberly-Clark Corp.	24,732,408
269,770	Procter & Gamble Co.	22,037,511

		46,769,919

	Insurance - 1.7%
436,980	Chubb Ltd.	49,409,329
844,600	MetLife, Inc.	37,711,390
592,200	Principal Financial Group, Inc.	22,503,600

		109,624,319

	Materials - 1.3%
302,000	Agrium, Inc.	26,234,740
722,680	Dow Chemical Co.	30,352,560
333,490	Nucor Corp.	13,029,454
278,300	Packaging Corp. of America	14,145,989

		83,762,743

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Media - 0.3%
605,260	Thomson Reuters Corp.	$22,636,724

	Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
1,382,440	AstraZeneca plc ADR	44,542,217
155,600	Bristol-Myers Squibb Co.	9,672,096
1,026,370	Johnson & Johnson	107,194,083
1,802,860	Merck & Co., Inc.	91,350,916
295,828	Novartis AG	22,918,804
3,150,135	Pfizer, Inc.	96,047,616
121,985	Roche Holding AG	31,597,062

		403,322,794

	Real Estate - 0.3%
95,500	Simon Property Group, Inc. REIT	17,789,740

	Semiconductors & Semiconductor Equipment - 2.2%
517,070	Analog Devices, Inc.	27,849,390
2,398,750	Intel Corp.	74,409,225
730,510	Maxim Integrated Products, Inc.	24,399,034
361,610	Texas Instruments, Inc.	19,140,017

		145,797,666

	Software & Services - 2.6%
189,700	IBM Corp.	23,672,663
2,656,850	Microsoft Corp.	146,365,866

		170,038,529

	Technology Hardware & Equipment - 1.2%
3,204,090	Cisco Systems, Inc.	76,225,301

	Telecommunication Services - 2.0%
1,065,800	BCE, Inc.	42,931,754
1,777,339	Verizon Communications, Inc.	88,813,630

		131,745,384

	Transportation - 0.6%
247,000	Union Pacific Corp.	17,784,000
272,630	United Parcel Service, Inc. Class B	25,409,116

		43,193,116

	Utilities - 4.3%
890,000	Dominion Resources, Inc.	64,231,300
633,000	Duke Energy Corp.	47,664,900
731,040	Eversource Energy	39,329,952
2,538,173	National Grid plc	35,759,551
250,400	NextEra Energy, Inc.	27,972,184
860,945	UGI Corp.	29,272,130
1,124,070	Xcel Energy, Inc.	42,961,955

		287,191,972

	Total Common Stocks (cost $2,777,876,847)	2,985,524,075

Preferred Stocks - 0.0%
	Diversified Financials - 0.0%
7,000	Discover Financial Services Series B	181,650
77,350	GMAC Capital Trust I Series 2	1,968,558

	Total Preferred Stocks (cost $2,213,290)	2,150,208

Asset & Commercial Mortgage Backed Securities - 1.9%
	Asset-Backed - Automobile - 0.1%
$ 8,988,162	Westlake Automobile Receivables Trust 1.28%, 07/16/2018(1)	8,974,472

	Asset-Backed - Credit Card - 0.1%
8,430,000	Capital One Multi-Asset Execution Trust 0.48%, 11/15/2019(2)	8,414,825

	Asset-Backed - Finance & Insurance - 0.1%
1,000,000	Countrywide Asset-Backed Certificates 0.82%, 06/25/2036(2)	957,001

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,602,261	First Franklin Mortgage Loan Trust 0.67%, 04/25/2036(2)	$1,001,314
1,060,000	HSI Asset Securitization Corp. Trust 0.70%, 02/25/2036(2)	914,823
984,891	Lehman XS Trust 0.69%, 11/25/2035(2)	667,037
964,411	Securitized Asset Backed Receivables LLC 0.52%, 07/25/2036(2)	446,617

		3,986,792

	Asset-Backed - Home Equity - 0.2%
266,064	Asset Backed Funding Certificates 0.65%, 01/25/2037(2)	160,459
	GSAA Home Equity Trust
1,210,488	0.48%, 12/25/2046(2)	771,251
900,630	0.50%, 12/25/2046(2)	453,566
2,032,018	0.51%, 02/25/2037(2)	1,061,096
1,248,266	0.52%, 12/25/2036(2)	608,135
3,335,126	0.53%, 03/25/2037(2)	1,714,876
2,546,934	0.61%, 11/25/2036(2)	1,301,068
769,341	0.66%, 04/25/2047(2)	478,217
346,019	0.73%, 03/25/2036(2)	233,970
1,101,341	0.75%, 04/25/2047(2)	690,426
1,434,418	5.99%, 06/25/2036(2)	756,830
4,715,834	6.00%, 11/25/2036	3,063,571
601,983	6.30%, 06/25/2036	317,480
1,502,416	Morgan Stanley Mortgage Loan Trust 0.60%, 11/25/2036(2)	664,896
	Renaissance Home Equity Loan Trust
2,534,822	5.91%, 04/25/2037(3)	1,338,571
1,301,986	6.12%, 11/25/2036(3)	716,234
1,995,000	Soundview Home Loan Trust 0.68%, 11/25/2036(2)	1,342,622

		15,673,268

	Commercial Mortgage-Backed Securities - 0.2%
	Bear Stearns Commercial Mortgage Securities, Inc.
431,281	5.20%, 12/11/2038	439,136
238,072	5.54%, 10/12/2041	240,967
207,820	5.54%, 09/11/2041	209,260
	Commercial Mortgage Pass-Through Certificates
270,000	4.75%, 10/15/2045(1)(2)	218,201
1,130,000	4.93%, 10/15/2045(1)(2)	1,041,024
	Commercial Mortgage Trust
815,000	4.40%, 07/10/2045(1)(2)	713,000
380,000	4.48%, 12/10/2045(1)(2)	342,961
2,070,000	4.73%, 10/15/2045(1)(2)	1,823,127
52,110	5.96%, 06/10/2046(2)	52,143
855,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	773,060
1,000,000	GS Mortgage Securities Trust 5.03%, 04/10/2047(1)(2)	779,906
	JP Morgan Chase Commercial Mortgage Securities Trust
500,000	2.73%, 10/15/2045(1)(2)	348,070
1,000,000	4.00%, 08/15/2046(1)(2)	827,918
1,247,998	4.81%, 10/15/2045(1)(2)	1,170,782
850,000	5.50%, 08/15/2046(1)(2)	860,510
960,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	760,468
605,000	UBS-Barclays Commercial Mortgage Trust 4.23%, 03/10/2046(1)(2)	475,332
360,000	Wells Fargo Commercial Mortgage Trust 4.94%, 10/15/2045(1)(2)	333,407
	WF-RBS Commercial Mortgage Trust
1,085,599	3.02%, 11/15/2047(1)	680,357
440,505	5.00%, 04/15/2045(1)(2)	335,099

		12,424,728

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Whole Loan Collateral CMO - 1.2%
	Adjustable Rate Mortgage Trust
$ 829,740	0.68%, 01/25/2036(2)	$680,787
697,618	0.70%, 11/25/2035(2)	634,332
759,949	0.93%, 01/25/2036(2)	656,327
	Alternative Loan Trust
458,753	0.70%, 01/25/2036(2)	387,744
248,822	0.74%, 11/25/2035(2)	205,044
1,445,758	0.83%, 10/25/2036(2)	1,005,303
871,291	5.50%, 12/25/2035	758,932
1,026,378	5.75%, 05/25/2036	856,729
231,315	6.00%, 05/25/2036	196,328
656,587	6.00%, 12/25/2036	496,048
1,232,863	6.50%, 08/25/2037	842,686
	American Home Mortgage Assets Trust
782,961	0.62%, 09/25/2046(2)	538,179
305,223	1.23%, 10/25/2046(2)	216,385
	Banc of America Funding Trust
1,646,643	0.66%, 02/20/2047(2)	1,339,015
868,288	0.73%, 05/20/2047(2)	712,835
930,879	5.77%, 05/25/2037(2)	831,393
211,589	5.85%, 01/25/2037(3)	175,639
480,637	BCAP LLC Trust 0.60%, 01/25/2037(2)	383,401
	Bear Stearns Adjustable Rate Mortgage Trust
989,378	2.66%, 10/25/2035(2)	970,450
448,725	4.72%, 06/25/2047(2)	397,908
	Bear Stearns Alt-A Trust
2,043,366	0.75%, 08/25/2036(2)	1,507,510
313,845	0.81%, 05/25/2036(2)	258,316
1,417,965	0.91%, 02/25/2036(2)	1,158,815
1,824,149	Bear Stearns Mortgage Funding Trust 0.61%, 10/25/2036(2)	1,506,120
585,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	560,458
	CHL Mortgage Pass-Through Trust
2,067,173	1.11%, 03/25/2035(2)	1,667,243
2,900,430	2.51%, 06/20/2035(2)	2,784,792
1,006,937	2.63%, 03/20/2036(2)	888,946
601,954	2.63%, 04/25/2037(2)	563,807
551,471	Citigroup Mortgage Loan Trust 2.73%, 07/25/2036(2)	379,431
	Connecticut Avenue Securities
375,000	3.03%, 05/25/2024(2)	326,175
1,545,000	3.33%, 07/25/2024(2)	1,358,000
2,120,000	3.43%, 07/25/2024(2)	1,862,112
875,000	5.33%, 11/25/2024(2)	849,905
	Countrywide Home Loans, Inc.
3,127,989	2.62%, 11/20/2035(2)	2,787,866
645,030	2.73%, 09/25/2047(2)	577,228
281,898	2.82%, 04/20/2036(2)	234,270
970,810	5.75%, 08/25/2037	906,604
490,657	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	460,560
551,635	Deutsche Alt-A Securities Mortgage Loan Trust 0.58%, 03/25/2037(2)	398,609
885,399	DSLA Mortgage Loan Trust 1.18%, 03/19/2046(2)	639,609
246,784	GMAC Mortgage Corp. Loan Trust 3.13%, 04/19/2036(2)	222,129
	GSR Mortgage Loan Trust
232,621	0.93%, 11/25/2035(2)	158,309
1,073,969	2.76%, 10/25/2035(2)	946,986
1,740,780	3.20%, 01/25/2036(2)	1,595,451
	HarborView Mortgage Loan Trust
371,097	0.62%, 01/19/2038(2)	301,521
2,201,464	0.67%, 12/19/2036(2)	1,519,802

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 414,253	0.76%, 09/19/2035(2)	$323,926
476,337	1.13%, 01/19/2035(2)	317,981
	IndyMac INDA Mortgage Loan Trust
955,719	2.89%, 12/25/2036(2)	838,910
516,017	2.89%, 09/25/2036(2)	434,662
	IndyMac Index Mortgage Loan Trust
355,854	0.63%, 10/25/2036(2)	285,914
393,601	0.67%, 07/25/2035(2)	342,044
621,247	0.71%, 07/25/2035(2)	508,363
217,039	0.72%, 01/25/2036(2)	138,946
784,816	0.83%, 07/25/2046(2)	437,340
439,542	2.68%, 08/25/2035(2)	347,983
275,883	2.72%, 01/25/2036(2)	256,637
531,980	3.40%, 02/25/2036(2)	440,311
	JP Morgan Mortgage Trust
3,736,254	2.70%, 05/25/2036(2)	3,354,782
300,022	2.71%, 04/25/2037(2)	262,485
	Lehman XS Trust
300,425	0.64%, 07/25/2046(2)	234,292
1,178,717	0.67%, 06/25/2047(2)	791,299
442,454	1.28%, 09/25/2047(2)	358,684
841,140	Luminent Mortgage Trust 0.63%, 10/25/2046(2)	714,794
332,394	Merrill Lynch Mortgage Investors Trust 2.72%, 07/25/2035(2)	263,451
673,689	Morgan Stanley Mortgage Loan Trust 2.77%, 05/25/2036(2)	482,155
1,046,772	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(2)	780,260
914,317	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	834,443
	Residential Accredit Loans, Inc.
2,382,615	0.73%, 04/25/2036(2)	1,609,968
1,000,615	1.09%, 09/25/2046(2)	700,313
2,611,308	1.53%, 11/25/2037(2)	1,633,235
1,968,535	6.00%, 12/25/2035	1,713,393
	Residential Asset Securitization Trust
1,579,125	0.88%, 03/25/2035(2)	1,279,768
1,486,102	6.25%, 11/25/2036	1,017,884
	Residential Funding Mortgage Securities, Inc.
4,664,996	2.88%, 08/25/2035(2)	3,494,587
309,618	3.17%, 04/25/2037(2)	261,504
1,037,623	6.00%, 07/25/2037	939,207
305,734	Sequoia Mortgage Trust 2.68%, 07/20/2037(2)	262,299
	Structured Adjustable Rate Mortgage Loan Trust
1,034,187	0.62%, 07/25/2037(2)	743,441
696,477	0.73%, 09/25/2034(2)	600,094
1,174,075	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(2)	904,376
961,065	Structured Asset Securities Corp. 5.75%, 06/25/2035	927,031
	WaMu Mortgage Pass-Through Certificates Trust
687,439	0.85%, 06/25/2044(2)	617,824
1,925,358	1.08%, 12/25/2046(2)	1,481,458
1,640,394	1.27%, 07/25/2046(2)	1,331,553
2,555,727	1.98%, 01/25/2037(2)	2,166,198
1,284,699	2.15%, 11/25/2046(2)	1,145,653
1,052,682	2.20%, 06/25/2037(2)	908,078
629,315	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.59%, 02/25/2037(2)	455,740
1,033,956	Wells Fargo Alternative Loan Trust 2.74%, 12/28/2037(2)	886,772

		76,536,077

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Whole Loan Collateral PAC - 0.0%
$ 621,291	Alternative Loan Trust 0.93%, 12/25/2035(2)	$429,878

	Total Asset & Commercial Mortgage Backed Securities (cost $128,965,580)	126,440,040

Corporate Bonds - 43.7%
	Advertising - 0.1%
	Lamar Media Corp.
625,000	5.00%, 05/01/2023	625,000
190,000	5.75%, 02/01/2026(1)	195,700
95,000	5.88%, 02/01/2022	98,681
8,195,000	WPP Finance 2010 3.75%, 09/19/2024	8,165,933

		9,085,314

	Aerospace/Defense - 0.4%
	BAE Systems Holdings, Inc.
630,000	2.85%, 12/15/2020(1)	635,247
4,085,000	3.80%, 10/07/2024(1)	4,130,625
	Lockheed Martin Corp.
1,805,000	2.50%, 11/23/2020	1,819,350
5,250,000	3.55%, 01/15/2026	5,386,143
1,025,000	3.80%, 03/01/2045	930,257
1,025,000	4.50%, 05/15/2036	1,062,934
2,710,000	4.70%, 05/15/2046	2,863,982
480,000	4.85%, 09/15/2041	504,981
	Raytheon Co.
2,600,000	4.70%, 12/15/2041	2,872,709
1,250,000	4.88%, 10/15/2040	1,417,625
	United Technologies Corp.
1,925,000	4.50%, 06/01/2042	1,964,305
950,000	6.13%, 07/15/2038	1,165,561

		24,753,719

	Agriculture - 0.4%
	Altria Group, Inc.
3,800,000	2.85%, 08/09/2022	3,812,164
60,000	10.20%, 02/06/2039	100,065
2,425,000	Cargill, Inc. 4.10%, 11/01/2042(1)	2,273,748
	Imperial Tobacco Finance plc
5,525,000	2.05%, 02/11/2018(1)	5,520,061
2,350,000	2.95%, 07/21/2020(1)	2,381,250
1,890,000	3.75%, 07/21/2022(1)	1,919,699
3,250,000	Philip Morris International, Inc. 4.25%, 11/10/2044	3,170,105
	Reynolds American, Inc.
3,220,000	3.25%, 06/12/2020	3,303,430
1,345,000	3.25%, 11/01/2022	1,361,265
2,070,000	5.70%, 08/15/2035	2,267,677
1,535,000	6.15%, 09/15/2043	1,746,508

		27,855,972

	Airlines - 0.0%
7,305	Continental Airlines Class B Pass-Through Trust 6.90%, 10/19/2023	7,560

	Apparel - 0.0%
1,940,000	NIKE, Inc. 3.63%, 05/01/2043	1,848,541

	Auto Manufacturers - 1.3%
6,000,000	Daimler Finance NA LLC 3.25%, 08/01/2024(1)	5,940,522
2,370,000	Ford Motor Co. 7.45%, 07/16/2031	2,881,669
	Ford Motor Credit Co. LLC
6,000,000	1.68%, 09/08/2017	5,936,196

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 7,485,000	2.24%, 06/15/2018	$7,404,192
11,365,000	2.38%, 03/12/2019	11,196,605
4,220,000	2.60%, 11/04/2019	4,149,758
4,000,000	3.20%, 01/15/2021	3,967,920
6,775,000	4.13%, 08/04/2025	6,723,137
1,530,000	4.21%, 04/15/2016	1,539,157
4,445,000	4.25%, 09/20/2022	4,573,892
240,000	5.00%, 05/15/2018	251,607
2,835,000	5.88%, 08/02/2021	3,129,602
	General Motors Co.
1,405,000	4.88%, 10/02/2023	1,415,599
8,406,000	6.25%, 10/02/2043	8,444,609
	General Motors Financial Co., Inc.
10,575,000	2.40%, 04/10/2018	10,464,121
4,830,000	3.10%, 01/15/2019	4,789,191
4,510,000	3.70%, 11/24/2020	4,491,599

		87,299,376

	Auto Parts & Equipment - 0.0%
295,000	American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	295,000
	ZF North America Capital, Inc.
520,000	4.50%, 04/29/2022(1)	501,150
1,240,000	4.75%, 04/29/2025(1)	1,162,500

		1,958,650

	Beverages - 1.2%
	Anheuser-Busch InBev Finance, Inc.
8,400,000	1.90%, 02/01/2019(2)	8,415,473
25,650,000	3.30%, 02/01/2023	26,033,647
6,320,000	3.65%, 02/01/2026	6,405,238
9,065,000	4.70%, 02/01/2036	9,183,897
15,425,000	4.90%, 02/01/2046	15,973,729
	Anheuser-Busch InBev Worldwide, Inc.
2,680,000	2.50%, 07/15/2022	2,609,934
4,960,000	3.75%, 07/15/2042	4,254,078
500,000	8.20%, 01/15/2039	720,356
	Constellation Brands, Inc.
190,000	4.25%, 05/01/2023	194,513
585,000	6.00%, 05/01/2022	650,812
2,715,000	Molson Coors Brewing Co. 5.00%, 05/01/2042	2,593,221
	SABMiller Holdings, Inc.
1,475,000	3.75%, 01/15/2022(1)	1,528,867
800,000	4.95%, 01/15/2042(1)	815,383

		79,379,148

	Biotechnology - 0.5%
	Amgen, Inc.
5,070,000	3.63%, 05/22/2024	5,131,692
4,340,000	5.15%, 11/15/2041	4,452,063
1,475,000	6.90%, 06/01/2038	1,816,892
	Celgene Corp.
2,945,000	3.63%, 05/15/2024	2,927,374
6,190,000	4.63%, 05/15/2044	5,806,616
	Gilead Sciences, Inc.
3,740,000	3.25%, 09/01/2022	3,845,606
3,700,000	4.40%, 12/01/2021	4,047,352
1,925,000	4.50%, 02/01/2045	1,895,992
1,375,000	4.60%, 09/01/2035	1,401,330
2,465,000	4.75%, 03/01/2046	2,514,621

		33,839,538

	Chemicals - 0.3%
	Agrium, Inc.
1,650,000	3.15%, 10/01/2022	1,555,412
4,060,000	4.13%, 03/15/2035	3,294,369

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	CF Industries, Inc.
$ 3,000,000	5.15%, 03/15/2034	$2,557,305
2,435,000	5.38%, 03/15/2044	2,062,284
2,515,000	Ineos Group Holdings S.A. 6.13%, 08/15/2018(1)	2,511,856
2,845,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	2,232,338
	Mexichem S.A.B. de C.V.
345,000	5.88%, 09/17/2044(4)	280,313
430,000	6.75%, 09/19/2042(4)	389,150
2,900,000	Monsanto Co. 4.20%, 07/15/2034	2,464,719
	OCP S.A.
1,245,000	4.50%, 10/22/2025(4)	1,120,649
1,047,000	6.88%, 04/25/2044(4)	981,563

		19,449,958

	Commercial Banks - 12.1%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 400,000	6.75%, 02/18/2020(2)(4)(5)	404,027
2,800,000	7.00%, 02/19/2019(2)(4)(5)	2,853,667
$ 800,000	9.00%, 05/09/2018(2)(4)(5)	836,000
	Bank of America Corp.
7,100,000	1.65%, 03/26/2018	7,073,198
2,770,000	3.95%, 04/21/2025	2,700,697
14,875,000	4.00%, 01/22/2025	14,537,040
4,260,000	4.10%, 07/24/2023	4,381,308
2,635,000	4.20%, 08/26/2024	2,615,725
1,760,000	5.00%, 01/21/2044	1,814,965
3,675,000	5.63%, 07/01/2020	4,064,396
2,496,000	5.70%, 05/02/2017	2,600,138
1,820,000	5.75%, 08/15/2016	1,862,188
4,960,000	6.00%, 09/01/2017	5,259,420
4,890,000	6.05%, 05/16/2016	4,957,956
4,515,000	6.88%, 04/25/2018	4,954,359
3,970,000	7.63%, 06/01/2019	4,605,807
9,525,000	7.75%, 05/14/2038	12,834,699
5,790,000	Bank of America NA 2.05%, 12/07/2018	5,794,412
	Bank of New York Mellon Corp.
9,950,000	2.45%, 11/27/2020	10,001,342
10,660,000	2.60%, 08/17/2020	10,796,363
3,810,000	3.00%, 02/24/2025	3,810,331
10,645,000	Bank of Nova Scotia 4.50%, 12/16/2025	10,522,050
10,416,000	Barclays Bank plc 6.05%, 12/04/2017(1)	11,106,550
	Barclays plc
6,385,000	3.65%, 03/16/2025	6,107,725
7,280,000	4.38%, 01/12/2026	7,348,199
EUR 375,000	8.00%, 12/15/2020(2)(5)	426,082
$ 2,815,000	8.25%, 12/15/2018(2)(5)	2,948,434
16,225,000	BB&T Corp. 2.63%, 06/29/2020	16,451,647
475,000	BBVA Banco Continental S.A. 3.25%, 04/08/2018(1)	475,071
275,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(5)	275,000
	BPCE S.A.
4,745,000	5.15%, 07/21/2024(1)	4,753,157
3,525,000	5.70%, 10/22/2023(1)	3,666,906
5,150,000	Capital One Financial Corp. 4.20%, 10/29/2025	5,158,719
	Capital One NA/Mclean VA
13,200,000	2.35%, 08/17/2018	13,236,788
4,600,000	2.40%, 09/05/2019	4,599,940
	CIT Group, Inc.
335,000	5.00%, 05/15/2017	342,119

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 686,000	5.25%, 03/15/2018	$708,720
545,000	5.38%, 05/15/2020	564,075
2,520,000	5.50%, 02/15/2019(1)	2,601,900
70,000	6.63%, 04/01/2018(1)	73,990
	Citigroup, Inc.
9,875,000	2.40%, 02/18/2020	9,776,230
6,275,000	2.50%, 09/26/2018	6,332,115
7,000,000	2.55%, 04/08/2019	7,025,312
10,150,000	2.65%, 10/26/2020	10,132,512
7,450,000	4.30%, 11/20/2026	7,365,949
6,525,000	4.40%, 06/10/2025	6,516,380
9,315,000	4.45%, 09/29/2027	9,193,514
7,000,000	4.65%, 07/30/2045	6,931,610
4,795,000	5.50%, 09/13/2025	5,144,685
5,685,000	Citizens Financial Group, Inc. 4.30%, 12/03/2025	5,818,148
5,550,000	Compass Bank 1.85%, 09/29/2017	5,520,424
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4,570,000	5.25%, 08/04/2045	4,794,661
3,835,000	5.75%, 12/01/2043	4,279,634
	Credit Agricole S.A.
3,485,000	4.38%, 03/17/2025(1)	3,368,601
890,000	7.88%, 01/23/2024(1)(2)(5)	866,502
3,425,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(4)(5)	3,343,369
	Credit Suisse Group Funding Guernsey Ltd.
5,650,000	3.13%, 12/10/2020(1)	5,667,086
5,420,000	3.75%, 03/26/2025(1)	5,269,010
10,410,000	3.80%, 09/15/2022(1)	10,528,591
	Credit Suisse New York
2,680,000	3.63%, 09/09/2024	2,754,737
3,685,000	5.40%, 01/14/2020	4,027,211
	Deutsche Bank AG
4,910,000	4.30%, 05/24/2028(2)	4,402,139
2,755,000	4.50%, 04/01/2025	2,453,226
6,520,000	Discover Bank/Greenwood DE 4.20%, 08/08/2023	6,642,420
	Fifth Third Bancorp
2,000,000	2.88%, 07/27/2020	2,022,844
2,750,000	2.88%, 10/01/2021	2,785,860
2,780,000	4.30%, 01/16/2024	2,884,142
	Goldman Sachs Group, Inc.
6,425,000	2.01%, 11/29/2023(2)	6,455,480
3,940,000	2.60%, 04/23/2020	3,921,521
6,190,000	2.75%, 09/15/2020	6,185,673
6,345,000	3.50%, 01/23/2025	6,254,241
4,927,000	3.63%, 02/07/2016	4,928,429
3,315,000	4.00%, 03/03/2024	3,398,130
340,000	4.25%, 10/21/2025	338,884
4,795,000	4.75%, 10/21/2045	4,745,899
2,625,000	4.80%, 07/08/2044	2,598,317
3,830,000	5.15%, 05/22/2045	3,719,566
4,200,000	5.38%, 03/15/2020	4,605,237
4,740,000	5.75%, 01/24/2022	5,375,923
4,550,000	6.15%, 04/01/2018	4,928,414
3,149,000	6.25%, 02/01/2041	3,733,810
2,470,000	6.45%, 05/01/2036	2,767,218
7,545,000	6.75%, 10/01/2037	8,710,333
2,921,000	7.50%, 02/15/2019	3,328,033
750,000	HBOS Capital Funding L.P. 6.85%, 03/23/2016(4)(5)	755,445
	HSBC Holdings plc
7,655,000	4.25%, 03/14/2024	7,572,188
6,800,000	4.25%, 08/18/2025	6,706,282
1,665,000	5.10%, 04/05/2021	1,852,837
1,000,000	6.50%, 09/15/2037	1,146,374
7,800,000	6.80%, 06/01/2038	9,453,639

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,730,000	HSBC USA, Inc. 2.35%, 03/05/2020	$1,712,555
10,000,000	Huntington National Bank 1.70%, 02/26/2018	9,942,330
725,000	ING Groep N.V. 6.00%, 04/16/2020(2)(5)	702,797
5,000,000	Intesa Sanpaolo S.p.A. 5.71%, 01/15/2026(1)	4,912,570
	JP Morgan Chase & Co.
6,925,000	1.70%, 03/01/2018	6,915,173
17,000,000	2.75%, 06/23/2020	17,085,765
2,270,000	3.25%, 09/23/2022	2,285,872
9,220,000	3.63%, 05/13/2024	9,342,608
2,350,000	3.88%, 02/01/2024	2,411,222
4,250,000	3.88%, 09/10/2024	4,224,700
9,275,000	4.25%, 10/01/2027	9,245,895
5,300,000	4.35%, 08/15/2021	5,660,172
2,220,000	4.63%, 05/10/2021	2,414,925
4,480,000	4.85%, 02/01/2044	4,753,531
3,500,000	4.95%, 06/01/2045	3,501,036
2,970,000	5.63%, 08/16/2043	3,242,221
1,000,000	6.40%, 05/15/2038	1,222,826
	KeyCorp
10,750,000	2.30%, 12/13/2018	10,792,452
11,005,000	2.90%, 09/15/2020	11,084,071
165,000	Lloyds Bank plc 6.50%, 09/14/2020(1)	189,508
	Lloyds Banking Group plc
3,070,000	5.30%, 12/01/2045(1)	3,115,098
GBP 1,450,000	7.00%, 06/27/2019(2)(4)(5)	2,027,753
	Morgan Stanley
$ 5,735,000	2.13%, 04/25/2018	5,738,607
9,160,000	2.45%, 02/01/2019	9,192,985
7,450,000	2.50%, 01/24/2019	7,479,770
14,585,000	2.65%, 01/27/2020	14,604,311
9,230,000	3.70%, 10/23/2024	9,230,129
6,800,000	3.95%, 04/23/2027	6,563,686
4,005,000	4.00%, 07/23/2025	4,084,539
4,620,000	4.35%, 09/08/2026	4,638,734
3,361,000	5.75%, 01/25/2021	3,775,724
1,250,000	6.38%, 07/24/2042	1,517,421
2,460,000	6.63%, 04/01/2018	2,687,001
2,600,000	7.30%, 05/13/2019	2,979,538
1,375,000	Oschadbank Via SSB 1 plc 9.63%, 03/20/2025(2)(3)(4)	1,167,925
	PNC Bank NA
13,070,000	2.40%, 10/18/2019	13,197,446
2,465,000	2.70%, 11/01/2022	2,437,466
4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,453,937
8,475,000	Regions Bank 2.25%, 09/14/2018	8,485,306
	Royal Bank of Scotland Group plc
1,260,000	6.99%, 10/05/2017(1)(2)(5)	1,442,700
2,345,000	7.50%, 08/10/2020(2)(5)	2,386,038
1,400,000	7.64%, 09/30/2017(2)(5)	1,438,500
725,000	9.50%, 03/16/2022(2)(4)	771,896
4,840,000	Santander Bank NA 2.00%, 01/12/2018	4,801,377
	Santander Holdings USA, Inc.
4,900,000	2.65%, 04/17/2020	4,823,158
5,325,000	4.50%, 07/17/2025	5,503,127
17,200,000	Santander Issuances SAU 5.18%, 11/19/2025	16,273,625
	Santander UK Group Holdings plc
5,215,000	3.13%, 01/08/2021	5,279,426

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 4,140,000	4.75%, 09/15/2025(1)	$4,108,023
3,285,000	5.63%, 09/15/2045(1)	3,281,101
2,515,000	Santander UK plc 5.00%, 11/07/2023(1)	2,622,670
1,055,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(4)(5)	1,099,572
	State Street Corp.
1,445,000	3.10%, 05/15/2023	1,437,833
3,340,000	3.70%, 11/20/2023	3,531,609
3,905,000	Sumitomo Mitsui Financial Group, Inc. 4.44%, 04/02/2024(1)	4,043,596
	SunTrust Banks, Inc.
4,940,000	2.35%, 11/01/2018	4,971,018
3,700,000	2.50%, 05/01/2019	3,757,716
8,220,000	UBS Group Funding Jersey Ltd. 4.13%, 09/24/2025(1)	8,234,007
1,800,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(4)	1,725,984
2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,111,151
	Wells Fargo & Co.
1,740,000	2.55%, 12/07/2020	1,746,960
6,725,000	3.00%, 02/19/2025	6,563,882
4,965,000	3.45%, 02/13/2023	5,012,729
8,450,000	3.55%, 09/29/2025	8,598,990
6,655,000	4.10%, 06/03/2026	6,749,554
4,080,000	4.13%, 08/15/2023	4,266,729
3,000,000	4.60%, 04/01/2021	3,296,514
3,330,000	4.90%, 11/17/2045	3,344,842
7,023,000	5.61%, 01/15/2044	7,699,968

		800,397,795

	Commercial Services - 0.5%
4,250,000	Automatic Data Processing, Inc. 3.38%, 09/15/2025	4,407,433
	ERAC USA Finance LLC
1,370,000	3.30%, 10/15/2022(1)	1,361,335
6,280,000	3.85%, 11/15/2024(1)	6,340,068
265,000	4.50%, 02/15/2045(1)	246,520
2,735,000	5.63%, 03/15/2042(1)	2,941,506
	Hertz Corp.
1,290,000	5.88%, 10/15/2020	1,270,005
130,000	6.25%, 10/15/2022	126,425
216,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.75%, 04/15/2023	223,020
8,525,000	MasterCard, Inc. 3.38%, 04/01/2024	8,823,699
2,605,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	1,706,275
	Service Corp. International
1,385,000	4.50%, 11/15/2020	1,414,431
2,065,000	5.38%, 01/15/2022	2,147,600
885,000	7.63%, 10/01/2018	990,651

		31,998,968

	Construction Materials - 0.4%
2,190,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(1)	2,050,388
4,550,000	Building Materials Corp. of America 5.38%, 11/15/2024(1)	4,481,750
2,070,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,769,850
	Cemex S.A.B. de C.V.
2,840,000	5.70%, 01/11/2025(1)	2,382,760
460,000	6.13%, 05/05/2025(1)	393,737
6,655,000	CRH America, Inc. 3.88%, 05/18/2025(1)	6,745,501

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Masco Corp.
$ 155,000	6.13%, 10/03/2016	$158,681
775,000	6.50%, 08/15/2032	767,250
310,000	7.13%, 03/15/2020	354,175
160,000	7.75%, 08/01/2029	177,200
2,065,000	Nortek, Inc. 8.50%, 04/15/2021	2,132,113
2,200,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,952,500

		23,365,905

	Distribution/Wholesale - 0.0%
	American Builders & Contractors Supply Co., Inc.
190,000	5.63%, 04/15/2021(1)	193,800
2,255,000	5.75%, 12/15/2023(1)	2,300,100

		2,493,900

	Diversified Financial Services - 1.7%
	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
1,180,000	4.50%, 05/15/2021	1,156,400
1,090,000	4.63%, 10/30/2020	1,073,650
625,000	Air Lease Corp. 5.63%, 04/01/2017(3)	645,937
5,127,000	American Express Co. 2.65%, 12/02/2022	4,992,898
1,210,000	Bear Stearns Cos. LLC 7.25%, 02/01/2018	1,330,718
3,825,000	FMR LLC 4.95%, 02/01/2033(1)	4,053,265
	GE Capital International Funding Co.
10,000,000	0.96%, 04/15/2016(1)	10,004,630
5,336,000	2.34%, 11/15/2020(1)	5,355,546
13,589,000	4.42%, 11/15/2035(1)	13,949,489
	General Electric Capital Corp.
1,325,000	4.65%, 10/17/2021	1,489,150
1,210,000	5.88%, 01/14/2038	1,491,375
1,297,000	6.75%, 03/15/2032	1,701,288
1,469,000	6.88%, 01/10/2039	2,020,402
	Intercontinental Exchange, Inc.
2,800,000	2.75%, 12/01/2020	2,844,576
2,685,000	3.75%, 12/01/2025	2,752,297
	International Lease Finance Corp.
455,000	5.88%, 04/01/2019	471,494
3,545,000	5.88%, 08/15/2022	3,669,075
3,350,000	6.25%, 05/15/2019	3,509,125
350,000	7.13%, 09/01/2018(1)	378,875
380,000	8.75%, 03/15/2017(3)	399,418
399,000	MassMutual Global Funding II 2.10%, 08/02/2018(1)	402,485
6,625,000	National Rural Utilities Cooperative Finance Corp. 3.25%, 11/01/2025	6,756,758
	Nationstar Mortgage LLC / Nationstar Capital Corp.
1,765,000	6.50%, 08/01/2018	1,703,225
1,135,000	6.50%, 07/01/2021	1,001,637
	Synchrony Financial
2,400,000	2.70%, 02/03/2020	2,361,583
3,810,000	3.00%, 08/15/2019	3,833,546
5,410,000	3.75%, 08/15/2021	5,419,792
8,075,000	4.50%, 07/23/2025	8,126,809
	Visa, Inc.
4,160,000	2.20%, 12/14/2020	4,193,638
6,935,000	2.80%, 12/14/2022	7,065,600
3,905,000	3.15%, 12/14/2025	3,969,796
2,500,000	4.15%, 12/14/2035	2,583,492
3,635,000	4.30%, 12/14/2045	3,751,702

		114,459,671

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Electric - 1.7%
$ 500,000	Berkshire Hathaway Energy Co. 5.95%, 05/15/2037	$579,011
	Centrais Electricas Brasileiras S.A.
1,355,000	5.75%, 10/27/2021(4)	1,035,897
150,000	6.88%, 07/30/2019(4)	133,837
620,000	Commonwealth Edison Co. 4.35%, 11/15/2045	646,162
	Consolidated Edison Co. of New York, Inc.
1,400,000	4.20%, 03/15/2042	1,382,529
1,195,000	4.50%, 12/01/2045	1,237,403
	Dominion Resources, Inc.
11,710,000	3.90%, 10/01/2025	11,841,433
2,895,000	4.70%, 12/01/2044	2,864,629
3,390,000	7.00%, 06/15/2038	4,135,105
	Duke Energy Carolinas LLC
3,270,000	3.75%, 06/01/2045	3,126,817
3,000,000	5.30%, 02/15/2040	3,514,560
	Duke Energy Corp.
2,935,000	3.75%, 04/15/2024	2,989,019
3,000,000	3.95%, 10/15/2023	3,110,136
	Duke Energy Progress LLC
2,060,000	4.10%, 05/15/2042	2,042,303
1,940,000	4.15%, 12/01/2044	1,947,021
	Dynegy, Inc.
2,140,000	5.88%, 06/01/2023	1,733,400
1,205,000	7.38%, 11/01/2022	1,066,425
820,000	7.63%, 11/01/2024	721,600
	Electricite de France S.A.
1,370,000	4.88%, 01/22/2044(1)	1,346,069
8,375,000	4.95%, 10/13/2045(1)	8,304,767
4,095,000	5.63%, 01/22/2024(1)(2)(5)	3,701,880
2,775,000	Eversource Energy 2.80%, 05/01/2023	2,692,963
2,725,000	Exelon Generation Co. LLC 4.25%, 06/15/2022	2,645,057
	GenOn Americas Generation LLC
2,065,000	8.50%, 10/01/2021	1,321,600
1,545,000	9.13%, 05/01/2031	927,000
640,000	Hrvatska Elektropivreda 5.88%, 10/23/2022(1)	650,400
	MidAmerican Energy Co.
4,910,000	3.50%, 10/15/2024	5,111,403
2,598,000	4.40%, 10/15/2044	2,716,864
3,450,000	NiSource Finance Corp. 4.80%, 02/15/2044	3,550,995
2,000,000	Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	2,129,390
	Pacific Gas & Electric Co.
6,000,000	3.50%, 06/15/2025	6,200,124
2,525,000	4.30%, 03/15/2045	2,525,831
2,400,000	6.05%, 03/01/2034	2,908,217
200,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(1)	203,250
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,726,924
	Progress Energy, Inc.
1,750,000	7.00%, 10/30/2031	2,213,874
3,051,000	7.05%, 03/15/2019	3,482,707
540,000	7.75%, 03/01/2031	715,645
1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,828,320
4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	5,048,263
1,010,000	Southern California Edison Co. 6.05%, 03/15/2039	1,285,238

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,615,000	Southern Power Co. 5.25%, 07/15/2043	$1,519,579
1,750,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020•(1)(6)	564,375

		110,428,022

	Engineering & Construction - 0.0%
1,050,000	SBA Tower Trust 2.93%, 12/15/2042(1)	1,068,832

	Entertainment - 0.0%
1,420,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,471,475

	Environmental Control - 0.5%
	Clean Harbors, Inc.
1,470,000	5.13%, 06/01/2021	1,477,350
150,000	5.25%, 08/01/2020	152,812
	Republic Services, Inc.
6,550,000	3.55%, 06/01/2022	6,826,017
8,000,000	5.00%, 03/01/2020	8,698,776
	Waste Management, Inc.
11,390,000	3.50%, 05/15/2024	11,640,694
1,535,000	3.90%, 03/01/2035	1,461,796

		30,257,445

	Food - 0.6%
660,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022(1)	689,700
2,000,000	ConAgra Foods, Inc. 7.13%, 10/01/2026	2,388,534
	Grupo Bimbo S.A.B. de C.V.
800,000	4.50%, 01/25/2022(4)	827,947
1,421,000	4.88%, 06/27/2044(4)	1,206,082
	JM Smucker Co.
3,245,000	2.50%, 03/15/2020	3,261,816
1,605,000	3.50%, 03/15/2025	1,621,353
1,675,000	4.38%, 03/15/2045	1,630,026
	Kraft Heinz Foods Co.
2,675,000	2.80%, 07/02/2020(1)	2,693,653
5,855,000	3.95%, 07/15/2025(1)	6,001,258
1,870,000	5.00%, 07/15/2035(1)	1,917,416
2,190,000	5.20%, 07/15/2045(1)	2,303,208
	Kroger Co.
2,740,000	2.60%, 02/01/2021	2,774,398
6,275,000	2.95%, 11/01/2021	6,360,007
530,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(1)	548,550
	Post Holdings, Inc.
665,000	6.00%, 12/15/2022(1)	660,012
1,425,000	7.38%, 02/15/2022	1,501,594
	TreeHouse Foods, Inc.
3,520,000	4.88%, 03/15/2022	3,511,200
605,000	6.00%, 02/15/2024(1)	622,394

		40,519,148

	Food Service - 0.1%
	Aramark Services, Inc.
725,000	5.13%, 01/15/2024(1)	748,563
3,715,000	5.75%, 03/15/2020	3,854,405

		4,602,968

	Forest Products & Paper - 0.2%
9,650,000	International Paper Co. 3.65%, 06/15/2024	9,526,499
3,655,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	2,311,788

		11,838,287

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Healthcare-Products - 0.6%
	Alere, Inc.
$ 3,450,000	6.38%, 07/01/2023(1)	$3,260,250
2,815,000	6.50%, 06/15/2020	2,744,625
10,000,000	Boston Scientific Corp. 3.38%, 05/15/2022	9,974,270
620,000	Hologic, Inc. 5.25%, 07/15/2022(1)	641,700
	Medtronic, Inc.
2,615,000	3.15%, 03/15/2022	2,700,955
4,500,000	3.50%, 03/15/2025	4,620,420
8,571,000	4.38%, 03/15/2035	8,748,977
5,710,000	St. Jude Medical, Inc. 2.80%, 09/15/2020	5,775,265
2,980,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,849,625

		41,316,087

	Healthcare-Services - 1.7%
2,760,000	Amsurg Corp. 5.63%, 07/15/2022	2,770,350
	Anthem, Inc.
1,365,000	3.13%, 05/15/2022	1,341,104
3,100,000	3.30%, 01/15/2023	3,060,556
3,175,000	3.50%, 08/15/2024	3,144,952
3,315,000	4.63%, 05/15/2042	3,103,052
1,000,000	5.85%, 01/15/2036	1,128,513
2,330,000	6.38%, 06/15/2037	2,724,991
11,440,000	Cigna Corp. 3.25%, 04/15/2025	11,222,663
	Community Health Systems, Inc.
545,000	5.13%, 08/15/2018	547,725
1,125,000	5.13%, 08/01/2021	1,116,563
6,745,000	6.88%, 02/01/2022	6,104,225
1,440,000	7.13%, 07/15/2020	1,375,200
2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,316,822
2,150,000	Dignity Health 5.27%, 11/01/2064	2,291,347
1,305,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,282,162
2,785,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,938,175
	HCA, Inc.
6,620,000	5.00%, 03/15/2024	6,702,750
2,000,000	5.25%, 04/15/2025	2,050,000
3,305,000	5.38%, 02/01/2025	3,342,181
175,000	5.88%, 03/15/2022	187,688
2,125,000	5.88%, 05/01/2023	2,215,312
2,240,000	5.88%, 02/15/2026	2,284,800
1,670,000	6.50%, 02/15/2020	1,841,175
1,627,000	7.50%, 11/15/2095	1,553,785
	Humana, Inc.
5,475,000	3.85%, 10/01/2024	5,570,183
3,360,000	4.95%, 10/01/2044	3,333,879
340,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	344,038
	Laboratory Corp. of America Holdings
1,000,000	3.20%, 02/01/2022	988,919
2,725,000	4.70%, 02/01/2045	2,549,717
2,465,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,557,437
1,235,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	1,265,875
1,100,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	1,085,103

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Tenet Healthcare Corp.
$ 345,000	4.75%, 06/01/2020	$347,588
4,610,000	5.00%, 03/01/2019(3)	4,344,925
315,000	6.25%, 11/01/2018	333,113
480,000	6.75%, 06/15/2023	444,000
3,055,000	8.13%, 04/01/2022	3,062,637
	UnitedHealth Group, Inc.
9,750,000	4.63%, 07/15/2035	10,374,663
4,340,000	4.75%, 07/15/2045	4,648,865
1,981,000	6.88%, 02/15/2038	2,628,524
1,565,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,592,387

		112,117,944

	Holding Companies-Diversified - 0.0%
2,665,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	2,684,988

	Home Builders - 0.2%
150,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	151,125
	DR Horton, Inc.
310,000	4.00%, 02/15/2020	313,875
1,120,000	4.38%, 09/15/2022	1,114,400
280,000	5.75%, 08/15/2023	294,700
	KB Home
340,000	4.75%, 05/15/2019	326,400
1,450,000	7.00%, 12/15/2021	1,363,000
1,095,000	7.50%, 09/15/2022	1,036,965
1,225,000	7.63%, 05/15/2023	1,151,500
1,586,000	8.00%, 03/15/2020	1,621,685
	Lennar Corp.
2,720,000	4.75%, 12/15/2017	2,788,000
1,355,000	4.75%, 11/15/2022(3)	1,321,125
320,000	4.88%, 12/15/2023	313,600
3,170,000	M/I Homes, Inc. 6.75%, 01/15/2021(1)	3,074,900
130,000	PulteGroup, Inc. 6.38%, 05/15/2033	130,650
710,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	695,800

		15,697,725

	Household Products - 0.0%
1,200,000	Procter & Gamble Co. 5.55%, 03/05/2037	1,496,830

	Household Products/Wares - 0.1%
	S.C. Johnson & Son, Inc.
2,520,000	4.00%, 05/15/2043(1)	2,343,484
1,840,000	4.75%, 10/15/2046(1)	1,961,847
3,640,000	Sun Products Corp. 7.75%, 03/15/2021(1)	3,330,600

		7,635,931

	Insurance - 0.8%
1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,710,815
	American International Group, Inc.
2,725,000	3.88%, 01/15/2035	2,245,929
3,005,000	4.50%, 07/16/2044	2,627,575
2,680,000	4.70%, 07/10/2035	2,558,896
	Aon plc
4,775,000	3.50%, 06/14/2024	4,749,220
2,300,000	4.25%, 12/12/2042	2,136,551
	CNO Financial Group, Inc.
350,000	4.50%, 05/30/2020	358,750
865,000	5.25%, 05/30/2025	873,650
2,000,000	Lincoln National Corp. 8.75%, 07/01/2019	2,408,880

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Marsh & McLennan Cos., Inc.
$ 2,205,000	3.75%, 03/14/2026	$2,236,240
3,900,000	4.05%, 10/15/2023	4,078,612
3,350,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	4,954,040
	MetLife, Inc.
4,010,000	3.60%, 11/13/2025	4,026,814
910,000	4.60%, 05/13/2046	889,748
4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(1)	7,302,762
2,075,000	Pacific Life Insurance Co. 9.25%, 06/15/2039(1)	3,040,049
3,000,000	Teachers Insurance & Annuity Association of America 6.85%, 12/16/2039(1)	3,745,209
2,015,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	2,007,311

		52,951,051

	Internet - 0.3%
	Amazon.com, Inc.
5,110,000	3.80%, 12/05/2024	5,358,131
2,940,000	4.80%, 12/05/2034	3,089,866
3,085,000	4.95%, 12/05/2044	3,248,002
250,000	Match Group, Inc. 6.75%, 12/15/2022(1)	250,000
1,155,000	Netflix, Inc. 5.88%, 02/15/2025(1)	1,191,094
	Zayo Group LLC / Zayo Capital, Inc.
1,955,000	6.00%, 04/01/2023(1)	1,911,013
1,270,000	6.38%, 05/15/2025(1)	1,231,900
631,000	10.13%, 07/01/2020	678,325

		16,958,331

	Iron/Steel - 0.0%
	AK Steel Corp.
725,000	7.63%, 05/15/2020	275,500
1,375,000	7.63%, 10/01/2021	498,438
1,095,000	8.38%, 04/01/2022	361,350
	Steel Dynamics, Inc.
665,000	5.13%, 10/01/2021	620,112
1,030,000	5.50%, 10/01/2024	929,575

		2,684,975

	IT Services - 0.1%
	Apple, Inc.
3,990,000	4.38%, 05/13/2045	3,889,971
1,500,000	4.45%, 05/06/2044	1,479,339

		5,369,310

	Machinery - Construction & Mining - 0.0%
1,500,000	Caterpillar, Inc. 3.80%, 08/15/2042	1,326,515

	Machinery-Diversified - 0.2%
965,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,033,033
	CNH Industrial Capital LLC
1,590,000	3.88%, 07/16/2018(1)	1,542,300
8,765,000	4.38%, 11/06/2020	8,326,750
1,070,000	6.25%, 11/01/2016	1,088,725

		11,990,808

	Media - 3.1%
	21st Century Fox America, Inc.
2,190,000	3.70%, 10/15/2025(1)	2,180,279
7,290,000	4.95%, 10/15/2045(1)	7,027,327
850,000	6.15%, 02/15/2041	915,551
2,450,000	6.90%, 03/01/2019	2,789,041

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	CBS Corp.
$ 3,725,000	4.60%, 01/15/2045	$3,192,031
2,815,000	4.90%, 08/15/2044	2,548,645
	CCO Holdings LLC / CCO Holdings Capital Corp.
90,000	5.13%, 02/15/2023	89,775
1,560,000	5.13%, 05/01/2023(1)	1,560,000
1,600,000	5.25%, 09/30/2022	1,620,000
3,870,000	5.75%, 09/01/2023	3,956,649
205,000	5.75%, 01/15/2024	210,894
45,000	6.50%, 04/30/2021	46,940
500,000	6.63%, 01/31/2022	530,000
575,000	7.38%, 06/01/2020	598,000
	CCO Safari II LLC
6,955,000	3.58%, 07/23/2020(1)	6,994,219
2,575,000	4.46%, 07/23/2022(1)	2,579,614
10,140,000	4.91%, 07/23/2025(1)	10,150,049
4,255,000	6.48%, 10/23/2045(1)	4,283,670
1,635,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,625,795
4,395,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	3,955,500
	Comcast Corp.
4,975,000	4.25%, 01/15/2033	4,917,713
7,260,000	4.60%, 08/15/2045	7,305,448
2,725,000	4.75%, 03/01/2044	2,791,956
975,000	5.65%, 06/15/2035	1,126,793
1,980,000	6.45%, 03/15/2037	2,459,235
4,200,000	6.95%, 08/15/2037	5,459,273
510,000	7.05%, 03/15/2033	649,456
	Cox Communications, Inc.
1,485,000	2.95%, 06/30/2023(1)	1,335,245
3,755,000	4.50%, 06/30/2043(1)	2,796,732
7,875,000	4.80%, 02/01/2035(1)	6,620,142
395,000	8.38%, 03/01/2039(1)	427,145
	DIRECTV Holdings LLC
5,000,000	3.95%, 01/15/2025	4,933,780
6,975,000	5.15%, 03/15/2042	6,372,869
400,000	6.38%, 03/01/2041	419,862
	DISH DBS Corp.
1,690,000	5.00%, 03/15/2023	1,470,300
675,000	5.88%, 07/15/2022	635,344
455,000	5.88%, 11/15/2024	405,519
3,620,000	6.75%, 06/01/2021	3,692,400
1,260,000	7.88%, 09/01/2019	1,367,100
540,000	Gray Television, Inc. 7.50%, 10/01/2020	556,875
	Grupo Televisa S.A.B.
5,165,000	4.63%, 01/30/2026	5,169,261
915,000	5.00%, 05/13/2045	772,363
2,245,000	6.13%, 01/31/2046	2,219,497
2,040,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(1)	2,147,100
2,350,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,326,500
290,000	LIN Television Corp. 5.88%, 11/15/2022(1)	292,175
1,350,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,602,904
600,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(5)	636,000
	Neptune Finco Corp.
1,060,000	10.13%, 01/15/2023(1)	1,120,950
1,050,000	10.88%, 10/15/2025(1)	1,110,375
335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	337,094
2,205,000	Sinclair Television Group, Inc. 6.13%, 10/01/2022	2,265,638

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Sirius XM Radio, Inc.
$ 1,305,000	4.25%, 05/15/2020(1)	$1,324,575
1,085,000	4.63%, 05/15/2023(1)	1,063,300
5,770,000	Sky plc 3.13%, 11/26/2022(1)	5,712,877
	TEGNA, Inc.
2,305,000	4.88%, 09/15/2021(1)	2,316,525
1,880,000	5.13%, 10/15/2019	1,969,300
1,285,000	5.50%, 09/15/2024(1)	1,291,425
1,510,000	6.38%, 10/15/2023	1,593,050
	Time Warner Cable, Inc.
2,700,000	4.00%, 09/01/2021	2,749,348
200,000	4.50%, 09/15/2042	159,156
1,300,000	5.50%, 09/01/2041	1,137,219
2,430,000	5.88%, 11/15/2040	2,224,281
14,780,000	6.75%, 07/01/2018	16,144,519
2,825,000	6.75%, 06/15/2039	2,877,576
275,000	7.30%, 07/01/2038	292,197
2,450,000	8.25%, 04/01/2019	2,821,403
535,000	8.75%, 02/14/2019	617,913
95,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	116,078
	Time Warner, Inc.
3,285,000	4.85%, 07/15/2045	2,961,020
7,145,000	5.35%, 12/15/2043	7,077,751
1,985,000	6.10%, 07/15/2040	2,045,152
1,010,000	7.63%, 04/15/2031	1,248,490
4,890,000	Tribune Media Co. 5.88%, 07/15/2022(1)	4,877,775
3,030,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	3,168,107
	Videotron Ltd.
1,320,000	5.00%, 07/15/2022	1,331,550
2,340,000	5.38%, 06/15/2024(1)	2,357,550

		202,075,160

	Mining - 0.3%
	Barrick North America Finance LLC
1,625,000	4.40%, 05/30/2021	1,483,311
3,275,000	5.75%, 05/01/2043	2,281,565
600,000	BHP Billiton Finance USA Ltd. 3.85%, 09/30/2023	568,682
	Corp. Nacional del Cobre de Chile
3,775,000	4.50%, 09/16/2025(1)	3,615,876
1,520,000	4.50%, 09/16/2025(4)	1,455,929
800,000	Glencore Finance Canada Ltd. 3.60%, 01/15/2017(1)	773,400
3,000,000	Goldcorp, Inc. 3.63%, 06/09/2021	2,814,903
155,000	Newmont Mining Corp. 4.88%, 03/15/2042	107,116
	Rio Tinto Finance USA Ltd.
4,500,000	2.88%, 08/21/2022	4,049,559
905,000	3.75%, 06/15/2025	811,870
	Southern Copper Corp.
660,000	6.75%, 04/16/2040	556,027
620,000	7.50%, 07/27/2035	568,842

		19,087,080

	Miscellaneous Manufacturing - 0.3%
1,750,000	Eaton Corp. 2.75%, 11/02/2022	1,710,397
	General Electric Co.
795,000	4.13%, 10/09/2042	782,297
8,310,000	4.50%, 03/11/2044	8,690,299
1,184,000	5.00%, 01/21/2021(2)(5)	1,216,560

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 8,450,000	Siemens Financieringsmaatschappij N.V. 2.90%, 05/27/2022(1)	$8,659,754

		21,059,307

	Office/Business Equipment - 0.1%
	CDW LLC / CDW Finance Corp.
1,495,000	5.00%, 09/01/2023	1,509,950
725,000	5.50%, 12/01/2024	754,450
2,740,000	6.00%, 08/15/2022	2,880,425

		5,144,825

	Oil & Gas - 2.3%
	Anadarko Petroleum Corp.
1,250,000	4.50%, 07/15/2044	831,301
1,650,000	5.95%, 09/15/2016	1,674,801
1,300,000	6.45%, 09/15/2036	1,039,784
2,110,000	8.70%, 03/15/2019	2,239,917
	Antero Resources Corp.
340,000	5.38%, 11/01/2021	288,150
875,000	5.63%, 06/01/2023(1)	726,250
2,080,000	6.00%, 12/01/2020	1,820,000
	Apache Corp.
1,670,000	3.25%, 04/15/2022	1,500,517
1,045,000	4.75%, 04/15/2043	768,402
2,805,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,096,737
1,880,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	737,900
8,240,000	BP Capital Markets plc 3.06%, 03/17/2022	8,087,824
4,240,000	Canadian Natural Resources Ltd. 3.80%, 04/15/2024	3,351,546
	Concho Resources, Inc.
1,290,000	5.50%, 10/01/2022	1,161,000
1,415,000	5.50%, 04/01/2023	1,283,391
	ConocoPhillips Co.
2,950,000	3.35%, 11/15/2024	2,533,469
5,920,000	3.35%, 05/15/2025	5,031,716
2,100,000	4.30%, 11/15/2044	1,572,967
	Continental Resources, Inc.
545,000	3.80%, 06/01/2024	352,136
845,000	4.90%, 06/01/2044	457,649
	Devon Energy Corp.
2,085,000	3.25%, 05/15/2022	1,657,790
2,000,000	5.60%, 07/15/2041	1,322,552
210,000	5.85%, 12/15/2025	196,139
260,000	7.95%, 04/15/2032	226,651
350,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	318,417
3,030,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	3,014,850
	EnCana Corp.
1,100,000	3.90%, 11/15/2021	750,640
5,095,000	6.50%, 05/15/2019	4,383,361
4,700,000	6.50%, 08/15/2034	2,853,957
365,000	Energen Corp. 4.63%, 09/01/2021	286,394
2,090,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	888,250
	Gazprom OAO Via Gaz Capital S.A.
1,205,000	3.85%, 02/06/2020(4)	1,131,977
1,625,000	9.25%, 04/23/2019(4)	1,800,532
	Hess Corp.
1,735,000	1.30%, 06/15/2017	1,683,221
2,550,000	3.50%, 07/15/2024	2,093,966
4,925,000	5.60%, 02/15/2041	3,506,876
2,585,000	6.00%, 01/15/2040	1,984,763
1,325,000	7.30%, 08/15/2031	1,188,053

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Laredo Petroleum, Inc.
$ 1,140,000	5.63%, 01/15/2022	$809,400
1,290,000	6.25%, 03/15/2023	928,800
1,010,000	7.38%, 05/01/2022	749,925
525,000	Lukoil International Finance B.V. 3.42%, 04/24/2018(4)	513,844
	Marathon Oil Corp.
1,975,000	2.70%, 06/01/2020	1,515,866
6,450,000	5.20%, 06/01/2045	3,973,129
385,000	Matador Resources Co. 6.88%, 04/15/2023	331,100
	MEG Energy Corp.
2,570,000	6.38%, 01/30/2023(1)	1,315,583
885,000	7.00%, 03/31/2024(1)	462,413
683,000	Noble Energy, Inc. 5.63%, 05/01/2021	683,000
2,625,000	Paragon Offshore plc 6.75%, 07/15/2022(1)	334,688
2,775,000	Pertamina Persero PT 6.45%, 05/30/2044(4)	2,387,516
	Petrobras Global Finance B.V.
1,260,000	4.88%, 03/17/2020	949,725
750,000	5.38%, 01/27/2021	563,437
1,950,000	5.75%, 01/20/2020	1,532,602
2,395,000	6.75%, 01/27/2041	1,505,138
125,000	6.88%, 01/20/2040	79,181
	Petroleos de Venezuela S.A.
180,000	5.25%, 04/12/2017(4)	70,200
47,600	5.38%, 04/12/2027(4)	13,804
733,000	6.00%, 05/16/2024(4)	216,235
2,505,000	6.00%, 11/15/2026(4)	736,219
683,333	8.50%, 11/02/2017(4)	281,807
	Petroleos Mexicanos
700,000	5.50%, 01/21/2021	688,625
323,000	5.50%, 06/27/2044	243,477
3,653,000	5.50%, 06/27/2044(4)	2,753,631
385,000	5.50%, 06/27/2044(1)	290,213
1,675,000	6.38%, 02/04/2021(1)	1,700,041
944,000	6.50%, 06/02/2041	804,288
845,000	6.63%, 06/15/2035	748,002
3,915,000	6.88%, 08/04/2026(1)	3,983,317
1,720,000	Phillips 66 4.88%, 11/15/2044	1,485,119
	Pioneer Natural Resources Co.
3,085,000	3.45%, 01/15/2021	2,891,395
705,000	3.95%, 07/15/2022	655,857
1,840,000	4.45%, 01/15/2026	1,677,418
3,290,000	6.88%, 05/01/2018	3,427,341
	QEP Resources, Inc.
2,695,000	5.25%, 05/01/2023	1,832,600
205,000	5.38%, 10/01/2022	139,400
230,000	6.80%, 03/01/2020	193,775
	Range Resources Corp.
205,000	5.00%, 08/15/2022	159,900
430,000	5.75%, 06/01/2021	354,750
510,000	Rice Energy, Inc. 7.25%, 05/01/2023	391,425
	RSP Permian, Inc.
1,230,000	6.63%, 10/01/2022(1)	1,094,700
70,000	6.63%, 10/01/2022	62,300
	Shell International Finance B.V.
4,950,000	3.25%, 05/11/2025	4,733,843
4,950,000	4.13%, 05/11/2035	4,523,711
6,275,000	4.38%, 05/11/2045	5,818,073
3,250,000	4.55%, 08/12/2043	3,039,335

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 500,000	Tosco Corp. 8.13%, 02/15/2030	$560,811
5,065,000	Total Capital International S.A. 2.88%, 02/17/2022	5,022,859
	Tullow Oil plc
1,490,000	6.00%, 11/01/2020(1)	946,150
2,181,000	6.25%, 04/15/2022(1)	1,368,577
	Valero Energy Corp.
4,225,000	3.65%, 03/15/2025	3,937,070
3,735,000	4.90%, 03/15/2045	3,034,628
	WPX Energy, Inc.
1,865,000	5.25%, 09/15/2024	1,016,425
615,000	6.00%, 01/15/2022	356,700
2,130,000	YPF S.A. 8.75%, 04/04/2024(1)	2,039,901

		148,773,115

	Oil & Gas Services - 0.0%
	Halliburton Co.
1,340,000	2.70%, 11/15/2020	1,308,868
1,500,000	3.38%, 11/15/2022	1,473,259

		2,782,127

	Packaging & Containers - 0.2%
840,503	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(7)	773,263
	Ardagh Packaging Finance plc
2,975,000	6.00%, 06/30/2021(1)	2,684,937
72,353	7.00%, 11/15/2020(1)	68,554
1,020,000	9.13%, 10/15/2020(1)	1,022,550
	Ball Corp.
EUR 1,425,000	3.50%, 12/15/2020	1,582,682
535,000	4.38%, 12/15/2023	593,330
$ 135,000	5.00%, 03/15/2022	139,725
3,030,000	Berry Plastics Corp. 6.00%, 10/15/2022(1)	3,098,175
	Owens-Brockway Glass Container, Inc.
2,610,000	5.88%, 08/15/2023(1)	2,561,063
2,595,000	6.38%, 08/15/2025(1)	2,556,075
500,000	Silgan Holdings, Inc. 5.00%, 04/01/2020	509,375

		15,589,729

	Pharmaceuticals - 1.9%
15,525,000	Abbott Laboratories 2.55%, 03/15/2022	15,467,868
	AbbVie, Inc.
1,680,000	2.50%, 05/14/2020	1,667,504
1,370,000	3.20%, 11/06/2022	1,370,307
	Actavis Funding SCS
10,315,000	3.00%, 03/12/2020	10,441,132
4,235,000	3.45%, 03/15/2022	4,297,470
8,145,000	3.80%, 03/15/2025	8,264,080
3,825,000	3.85%, 06/15/2024	3,895,587
2,845,000	4.55%, 03/15/2035	2,802,834
7,435,000	4.75%, 03/15/2045	7,434,569
	AstraZeneca plc
5,050,000	2.38%, 11/16/2020	5,064,973
5,000,000	3.38%, 11/16/2025	5,023,395
3,425,000	4.38%, 11/16/2045	3,418,184
12,740,000	Bayer US Finance LLC 3.00%, 10/08/2021(1)	13,037,097
4,505,000	Cardinal Health, Inc. 3.50%, 11/15/2024	4,558,691
	EMD Finance LLC
3,265,000	2.95%, 03/19/2022(1)	3,230,407
7,025,000	3.25%, 03/19/2025(1)	6,793,604

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Endo Finance LLC
$ 455,000	6.00%, 07/15/2023(1)	$457,275
4,270,000	6.00%, 02/01/2025(1)	4,217,137
245,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/2022	248,700
1,390,000	McKesson Corp. 4.88%, 03/15/2044	1,396,715
	Mylan N.V.
3,325,000	3.00%, 12/15/2018(1)	3,331,650
3,655,000	3.75%, 12/15/2020(1)	3,696,371
	Mylan, Inc.
1,548,000	2.55%, 03/28/2019	1,539,955
1,635,000	5.40%, 11/29/2043	1,545,023
2,430,000	Perrigo Finance plc 3.90%, 12/15/2024	2,384,887
	Pfizer, Inc.
1,000,000	4.30%, 06/15/2043	1,017,862
1,450,000	7.20%, 03/15/2039	1,999,902
1,869,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,046,555
2,385,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	2,414,812
	Valeant Pharmaceuticals International, Inc.
1,825,000	5.50%, 03/01/2023(1)	1,610,563
1,355,000	5.88%, 05/15/2023(1)	1,212,725

		125,887,834

	Pipelines - 0.8%
	Energy Transfer Equity L.P.
3,900,000	5.50%, 06/01/2027	2,769,000
425,000	7.50%, 10/15/2020	374,000
	Energy Transfer Partners L.P.
3,655,000	3.60%, 02/01/2023	2,972,023
2,230,000	4.15%, 10/01/2020	1,973,947
3,700,000	4.75%, 01/15/2026	3,126,237
2,275,000	4.90%, 03/15/2035	1,587,636
2,525,000	5.15%, 03/15/2045	1,729,499
90,000	6.63%, 10/15/2036	72,511
2,000,000	6.70%, 07/01/2018	2,065,528
680,000	7.50%, 07/01/2038	582,334
	Enterprise Products Operating LLC
1,516,000	4.85%, 08/15/2042	1,241,098
3,310,000	4.85%, 03/15/2044	2,720,678
809,000	4.90%, 05/15/2046	671,863
1,300,000	5.95%, 02/01/2041	1,187,572
45,000	Kinder Morgan Finance Co. 6.00%, 01/15/2018(1)	45,694
	Kinder Morgan, Inc.
4,910,000	3.05%, 12/01/2019	4,544,897
2,845,000	4.30%, 06/01/2025	2,470,197
4,400,000	5.05%, 02/15/2046	3,204,212
2,615,000	5.55%, 06/01/2045	2,046,716
494,000	7.00%, 06/15/2017	508,902
15,000	7.25%, 06/01/2018	15,454
175,000	MPLX L.P. 5.50%, 02/15/2023(1)	145,428
2,325,000	Plains All American Pipeline L.P. 4.90%, 02/15/2045	1,620,457
2,425,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	2,220,262
	Sunoco Logistics Partners Operations L.P.
1,890,000	4.25%, 04/01/2024	1,587,925
1,830,000	5.30%, 04/01/2044	1,292,919
975,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	984,695
	Williams Partners L.P.
1,165,000	3.60%, 03/15/2022	850,723
5,370,000	3.90%, 01/15/2025	3,824,611

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,525,000	4.00%, 09/15/2025	$1,077,124
1,160,000	4.30%, 03/04/2024	864,009
2,000,000	5.40%, 03/04/2044	1,311,398

		51,689,549

	Real Estate - 0.2%
	ProLogis L.P.
1,500,000	3.35%, 02/01/2021	1,532,906
2,285,000	3.75%, 11/01/2025	2,304,228
6,500,000	4.25%, 08/15/2023	6,873,275

		10,710,409

	Real Estate Investment Trusts - 2.1%
	American Tower Corp.
8,101,000	3.30%, 02/15/2021	8,133,752
4,775,000	5.00%, 02/15/2024	5,100,679
2,580,000	Boston Properties L.P. 3.13%, 09/01/2023	2,569,556
	Brandywine Operating Partnership L.P.
3,325,000	3.95%, 02/15/2023	3,305,492
4,880,000	4.10%, 10/01/2024	4,838,247
1,100,000	4.95%, 04/15/2018	1,154,427
	DDR Corp.
6,925,000	3.50%, 01/15/2021	6,992,214
7,400,000	3.63%, 02/01/2025	7,068,362
4,240,000	4.25%, 02/01/2026	4,212,970
	Duke Realty L.P.
2,200,000	3.63%, 04/15/2023	2,189,310
3,905,000	3.75%, 12/01/2024	3,865,618
5,250,000	3.88%, 02/15/2021	5,412,482
2,061,000	3.88%, 10/15/2022	2,104,681
1,385,000	Equinix, Inc. 5.88%, 01/15/2026	1,433,475
	HCP, Inc.
3,625,000	3.15%, 08/01/2022	3,513,140
4,525,000	3.88%, 08/15/2024	4,422,939
6,750,000	4.00%, 12/01/2022	6,819,970
7,200,000	4.25%, 11/15/2023	7,285,111
	Kimco Realty Corp.
5,385,000	3.20%, 05/01/2021	5,472,657
880,000	3.40%, 11/01/2022	890,085
2,075,000	4.25%, 04/01/2045	1,943,188
2,355,000	Mid-America Apartments L.P. 4.00%, 11/15/2025	2,385,587
3,740,000	National Retail Properties, Inc. 4.00%, 11/15/2025	3,752,667
	Realty Income Corp.
2,676,000	3.25%, 10/15/2022	2,622,081
1,130,000	4.65%, 08/01/2023	1,187,988
	Simon Property Group L.P.
2,885,000	2.50%, 07/15/2021	2,901,012
7,560,000	3.30%, 01/15/2026	7,558,745
6,418,000	UDR Inc. 4.00%, 10/01/2025	6,631,155
	Ventas Realty L.P.
2,749,000	3.50%, 02/01/2025	2,660,839
1,280,000	3.75%, 05/01/2024	1,273,097
	Ventas Realty L.P. / Ventas Capital Corp.
1,240,000	2.70%, 04/01/2020	1,232,157
3,975,000	3.25%, 08/15/2022	3,917,867
	Welltower, Inc.
5,710,000	4.00%, 06/01/2025	5,686,749
2,320,000	4.13%, 04/01/2019	2,431,235
2,550,000	6.50%, 03/15/2041	3,036,558

		136,006,092

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Retail - 1.7%
$ 4,115,000	AutoNation, Inc. 3.35%, 01/15/2021	$4,130,904
	AutoZone, Inc.
3,281,000	2.50%, 04/15/2021	3,241,310
8,450,000	3.25%, 04/15/2025	8,269,576
1,823,000	3.70%, 04/15/2022	1,893,483
1,190,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,029,350
1,515,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	378,750
	CVS Health Corp.
1,730,000	2.75%, 12/01/2022	1,708,112
9,695,000	2.80%, 07/20/2020	9,851,788
5,575,000	3.50%, 07/20/2022	5,740,215
10,865,000	3.88%, 07/20/2025	11,229,966
4,000,000	4.00%, 12/05/2023	4,212,620
3,790,000	4.88%, 07/20/2035	3,934,463
6,705,000	5.13%, 07/20/2045	7,204,368
	CVS Pass-Through Trust
14,681	6.04%, 12/10/2028	16,342
31,752	6.94%, 01/10/2030	36,667
	Dollar Tree, Inc.
230,000	5.25%, 03/01/2020(1)	241,500
1,130,000	5.75%, 03/01/2023(1)	1,190,737
	Home Depot, Inc.
4,635,000	3.35%, 09/15/2025	4,781,596
8,545,000	4.25%, 04/01/2046	8,586,161
1,265,000	4.88%, 02/15/2044	1,382,233
2,050,000	5.88%, 12/16/2036	2,503,351
2,920,000	L Brands, Inc. 6.88%, 11/01/2035(1)	3,018,550
2,770,000	McDonald’s Corp. 2.75%, 12/09/2020	2,809,328
3,450,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	3,553,500
1,640,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,590,800
135,000	Sally Holdings LLC 5.75%, 06/01/2022	140,906
590,000	Sonic Automotive, Inc. 7.00%, 07/15/2022	612,125
	Wal-Mart Stores, Inc.
6,500,000	4.00%, 04/11/2043	6,383,520
6,170,000	4.30%, 04/22/2044	6,391,497
1,000,000	5.00%, 10/25/2040	1,112,768
600,000	5.25%, 09/01/2035	700,023
2,000,000	6.20%, 04/15/2038	2,538,340
2,800,000	6.50%, 08/15/2037	3,665,399

		114,080,248

	Semiconductors - 0.3%
2,710,000	Entegris, Inc. 6.00%, 04/01/2022(1)	2,750,650
4,765,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	4,991,337
3,185,000	Intel Corp. 4.90%, 07/29/2045	3,295,284
2,850,000	NXP B.V. / NXP Funding LLC 4.13%, 06/15/2020(1)	2,835,750
	Qualcomm, Inc.
2,460,000	3.00%, 05/20/2022	2,474,278
2,200,000	4.65%, 05/20/2035	2,054,514
	Sensata Technologies B.V.
1,170,000	5.00%, 10/01/2025(1)	1,126,125

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 530,000	5.63%, 11/01/2024(1)	$540,600

		20,068,538

	Shipbuilding - 0.0%
530,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	545,900

	Software - 1.2%
	Activision Blizzard, Inc.
4,290,000	5.63%, 09/15/2021(1)	4,504,500
2,570,000	6.13%, 09/15/2023(1)	2,749,900
	Audatex North America, Inc.
3,207,000	6.00%, 06/15/2021(1)	3,231,052
975,000	6.13%, 11/01/2023(1)	982,312
	Emdeon, Inc.
1,295,000	6.00%, 02/15/2021(1)	1,204,350
1,621,000	11.00%, 12/31/2019	1,685,840
	First Data Corp.
8,475,000	5.38%, 08/15/2023(1)	8,644,500
4,960,000	5.75%, 01/15/2024(1)	4,922,800
298,000	6.75%, 11/01/2020(1)	314,018
2,180,000	7.00%, 12/01/2023(1)	2,196,350
	Hewlett Packard Enterprise Co.
5,015,000	2.45%, 10/05/2017(1)	5,024,443
5,015,000	2.85%, 10/05/2018(1)	5,012,864
1,355,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	965,438
	Infor US, Inc.
155,000	5.75%, 08/15/2020(1)	156,163
3,650,000	6.50%, 05/15/2022(1)	3,184,625
	Microsoft Corp.
7,375,000	2.65%, 11/03/2022	7,491,672
5,575,000	3.13%, 11/03/2025	5,704,886
6,355,000	3.50%, 02/12/2035	5,972,982
3,490,000	4.45%, 11/03/2045	3,575,868
	MSCI, Inc.
1,445,000	5.25%, 11/15/2024(1)	1,490,156
450,000	5.75%, 08/15/2025(1)	475,875
9,105,000	Oracle Corp. 3.90%, 05/15/2035	8,508,422
490,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023(1)	507,150

		78,506,166

	Telecommunications - 2.3%
	Alcatel-Lucent USA, Inc.
4,540,000	6.45%, 03/15/2029	4,698,900
315,000	6.50%, 01/15/2028	318,938
943,000	6.75%, 11/15/2020(1)	1,013,725
	Altice Financing S.A.
1,625,000	6.50%, 01/15/2022(1)	1,616,875
540,000	6.63%, 02/15/2023(1)	530,550
765,000	7.88%, 12/15/2019(1)	797,512
	AT&T, Inc.
2,825,000	3.00%, 06/30/2022	2,770,760
13,920,000	3.60%, 02/17/2023	13,909,560
6,070,000	4.30%, 12/15/2042	5,008,515
1,725,000	4.50%, 05/15/2035	1,555,769
7,600,000	4.80%, 06/15/2044	6,752,121
1,375,000	5.35%, 09/01/2040	1,312,530
3,480,000	5.65%, 02/15/2047	3,471,857
2,025,000	Cisco Systems, Inc. 5.50%, 01/15/2040	2,378,225
	Deutsche Telekom International Finance B.V.
1,130,000	4.88%, 03/06/2042(1)	1,166,132
1,470,000	8.75%, 06/15/2030(3)	2,043,141
	Frontier Communications Corp.
985,000	10.50%, 09/15/2022(1)	957,912
2,410,000	11.00%, 09/15/2025(1)	2,322,637

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Intelsat Jackson Holdings S.A.
$ 795,000	7.25%, 04/01/2019	$721,463
1,595,000	7.50%, 04/01/2021	1,363,725
	Level 3 Financing, Inc.
1,085,000	5.13%, 05/01/2023(1)	1,090,425
1,545,000	5.38%, 08/15/2022	1,568,175
490,000	5.63%, 02/01/2023	501,025
1,480,000	6.13%, 01/15/2021	1,550,300
2,364,000	7.00%, 06/01/2020	2,482,200
2,610,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	2,598,568
	Sprint Communications, Inc.
2,110,000	7.00%, 03/01/2020(1)	2,025,600
1,945,000	9.00%, 11/15/2018(1)	1,983,900
	Sprint Corp.
725,000	7.13%, 06/15/2024	489,375
1,980,000	7.25%, 09/15/2021	1,425,600
2,800,000	7.88%, 09/15/2023	1,995,000
3,210,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	1,219,800
	T-Mobile USA, Inc.
210,000	5.25%, 09/01/2018	214,200
890,000	6.46%, 04/28/2019	917,812
1,450,000	6.63%, 11/15/2020	1,491,325
2,380,000	6.63%, 04/28/2021	2,460,325
605,000	6.73%, 04/28/2022	620,881
2,875,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	3,390,801
1,246,500	UPCB Finance V Ltd. 7.25%, 11/15/2021(1)	1,321,290
1,242,000	UPCB Finance VI Ltd. 6.88%, 01/15/2022(1)	1,310,310
	Verizon Communications, Inc.
10,683,000	2.63%, 02/21/2020	10,744,502
4,575,000	3.45%, 03/15/2021	4,726,652
3,182,000	4.15%, 03/15/2024	3,299,508
9,397,000	4.27%, 01/15/2036	8,387,508
9,077,000	4.52%, 09/15/2048	7,952,523
15,448,000	4.67%, 03/15/2055	12,988,895
7,248,000	4.86%, 08/21/2046	6,721,578
3,825,000	5.01%, 08/21/2054	3,441,624
	Wind Acquisition Finance S.A.
EUR 3,855,000	4.00%, 07/15/2020(1)	4,082,160
$ 1,975,000	6.50%, 04/30/2020(1)	2,034,250
415,000	Windstream Services LLC 7.75%, 10/15/2020	343,413

		150,090,372

	Transportation - 0.9%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	8,073,833
1,415,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	1,530,988
	CSX Corp.
3,500,000	4.10%, 03/15/2044	3,183,393
1,000,000	4.75%, 05/30/2042	990,246
	FedEx Corp.
4,900,000	3.88%, 08/01/2042	4,248,413
895,000	4.10%, 02/01/2045	801,518
3,000,000	4.75%, 11/15/2045	2,957,028
	Kansas City Southern
6,105,000	2.35%, 05/15/2020(1)	5,983,279
2,930,000	4.95%, 08/15/2045(1)	2,878,871
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
3,575,000	3.05%, 01/09/2020(1)	3,594,923
9,895,000	4.88%, 07/11/2022(1)	10,506,877

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Russian Railways via RZD Capital plc
EUR 800,000	4.60%, 03/06/2023(4)	$810,933
$ 3,540,000	5.70%, 04/05/2022(4)	3,398,400
6,470,000	Ryder System, Inc. 2.50%, 05/11/2020	6,399,348
1,020,000	Union Pacific Corp. 4.38%, 11/15/2065	949,676

		56,307,726

	Total Corporate Bonds (cost $2,963,754,868)	2,889,014,864

Foreign Government Obligations - 3.9%
	Angola - 0.0%
680,000	Republic of Angola 9.50%, 11/12/2025(1)	567,936

	Argentina - 0.2%
3,430,000	Argentina Bonar Bonds 7.00%, 04/17/2017	3,453,492
	Argentine Republic Government International Bond
2,350,000	2.50%, 12/31/2038•(2)	1,433,500
EUR 1,045,839	7.82%, 12/31/2033•	1,162,981
$ 1,892,751	8.28%, 12/31/2033	1,957,105
1,430,079	8.28%, 12/31/2033•	1,573,087
1,251,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(1)	1,319,805
745,000	Provincia de Buenos Aires 9.95%, 06/09/2021(1)	765,487

		11,665,457

	Brazil - 0.2%
	Brazil Minas SPE via State of Minas Gerais
1,010,000	5.33%, 02/15/2028(1)	772,650
1,195,000	5.33%, 02/15/2028(4)	914,175
	Brazilian Government International Bond
5,341,000	2.63%, 01/05/2023	4,219,390
2,415,000	4.25%, 01/07/2025	2,024,977
500,000	5.00%, 01/27/2045	343,750
1,322,000	5.63%, 01/07/2041	991,500
540,000	7.13%, 01/20/2037	488,700
485,556	8.00%, 01/15/2018	507,406
2,869,000	8.25%, 01/20/2034	2,897,690

		13,160,238

	Bulgaria - 0.1%
	Bulgaria Government International Bond
EUR 3,635,000	2.95%, 09/03/2024(4)	4,100,310
2,845,000	3.13%, 03/26/2035(4)	2,776,318

		6,876,628

	Cameroon - 0.0%
$ 1,740,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	1,492,050

	Colombia - 0.3%
	Colombia Government International Bond
5,015,000	4.00%, 02/26/2024	4,714,100
350,000	4.38%, 07/12/2021	350,875
410,000	5.00%, 06/15/2045	335,175
2,065,000	5.63%, 02/26/2044	1,801,713
4,286,000	6.13%, 01/18/2041	3,985,980
3,305,000	7.38%, 09/18/2037	3,478,512
COP 1,450,000,000	7.75%, 04/14/2021	442,620
10,000,000	9.85%, 06/28/2027	3,397
$ 85,000	10.38%, 01/28/2033	114,325
1,536,000	11.75%, 02/25/2020	1,966,080
	Colombian TES
COP 675,205,104	3.50%, 03/10/2021(8)	203,993
519,035,216	4.75%, 02/23/2023(8)	164,892

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

COP 957,200,000	6.00%, 04/28/2028	$224,241
1,295,400,000	7.50%, 08/26/2026	356,241

		18,142,144

	Croatia - 0.1%
	Croatia Government International Bond
$ 1,555,000	6.38%, 03/24/2021(4)	1,685,620
1,565,000	6.63%, 07/14/2020(4)	1,707,415
1,550,000	6.75%, 11/05/2019(4)	1,688,105

		5,081,140

	Dominican Republic - 0.1%
	Dominican Republic International Bond
2,490,000	5.50%, 01/27/2025(1)	2,340,600
2,780,000	5.88%, 04/18/2024(4)	2,682,700
595,000	6.60%, 01/28/2024(1)	599,462
335,000	6.60%, 01/28/2024(4)	337,513
1,560,000	6.88%, 01/29/2026(1)	1,579,500
1,415,000	7.45%, 04/30/2044(4)	1,365,475
360,000	7.50%, 05/06/2021(4)	380,700

		9,285,950

	Gabon - 0.0%
269,000	Gabonese Republic 6.38%, 12/12/2024(4)	207,017

	Ghana - 0.0%
850,000	Republic of Ghana 10.75%, 10/14/2030(1)	804,593

	Hungary - 0.3%
	Hungary Government International Bond
3,348,000	5.38%, 02/21/2023	3,660,034
2,558,000	5.38%, 03/25/2024	2,818,046
2,638,000	5.75%, 11/22/2023	2,958,074
823,000	6.25%, 01/29/2020	915,587
5,204,000	6.38%, 03/29/2021	5,897,433
688,000	7.63%, 03/29/2041	938,260

		17,187,434

	Indonesia - 0.4%
	Indonesia Government International Bond
EUR 1,070,000	2.88%, 07/08/2021(4)	1,149,580
721,000	3.38%, 07/30/2025(1)	739,623
$ 5,215,000	3.75%, 04/25/2022(4)	5,077,418
1,200,000	4.75%, 01/08/2026(1)	1,221,860
1,945,000	5.88%, 01/15/2024(4)	2,131,232
2,916,000	6.63%, 02/17/2037(4)	3,128,174
3,725,000	7.75%, 01/17/2038(4)	4,429,204
8,677,000	8.50%, 10/12/2035(4)	10,969,324

		28,846,415

	Ivory Coast - 0.1%
	Ivory Coast Government International Bond
2,055,000	5.38%, 07/23/2024(4)	1,771,656
1,440,000	5.75%, 12/31/2032(4)	1,248,394
390,000	6.38%, 03/03/2028(1)	343,621
3,110,000	6.38%, 03/03/2028(4)	2,740,159
245,000	6.38%, 03/03/2028	215,865

		6,319,695

	Jamaica - 0.0%
615,000	Jamaica Government International Bond 6.75%, 04/28/2028	610,388

	Lithuania - 0.1%
	Lithuania Government International Bond
2,160,000	6.13%, 03/09/2021(4)	2,502,900
1,270,000	6.63%, 02/01/2022(4)	1,533,200

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 4,061,000	7.38%, 02/11/2020(4)	$4,802,132

		8,838,232

	Mexico - 0.2%
MXN 26,329,500	Mexican Bonos 10.00%, 12/05/2024	1,855,450
	Mexican Udibonos
6,628,331	2.50%, 12/10/2020(8)	363,124
6,206,927	4.50%, 12/04/2025(8)	379,466
4,054,464	4.50%, 11/22/2035(8)	248,803
	Mexico Government International Bond
$ 2,920,000	4.13%, 01/21/2026	2,922,920
660,000	5.55%, 01/21/2045	665,775
6,128,000	5.75%, 10/12/2110	5,637,760
616,000	6.05%, 01/11/2040	662,970

		12,736,268

	Morocco - 0.1%
	Morocco Government International Bond
EUR 1,690,000	3.50%, 06/19/2024(4)	1,836,819
288,000	4.50%, 10/05/2020(4)	340,554
$ 1,665,000	5.50%, 12/11/2042(4)	1,598,400

		3,775,773

	Panama - 0.1%
	Panama Government International Bond
1,079,000	8.88%, 09/30/2027	1,499,810
1,422,000	9.38%, 04/01/2029	2,051,235

		3,551,045

	Peru - 0.2%
	Peru Government Bond
PEN 3,325,000	5.20%, 09/12/2023	845,025
2,295,000	6.95%, 08/12/2031	601,976
75,000	7.84%, 08/12/2020	22,664
	Peruvian Government International Bond
$ 388,000	4.13%, 08/25/2027	383,150
961,000	5.63%, 11/18/2050	992,232
845,000	6.55%, 03/14/2037	973,863
1,278,000	7.13%, 03/30/2019	1,449,891
5,320,000	8.75%, 11/21/2033	7,394,800

		12,663,601

	Poland - 0.0%
	Poland Government International Bond
815,000	3.00%, 03/17/2023	803,101
390,000	5.00%, 03/23/2022	430,958

		1,234,059

	Romania - 0.2%
	Romanian Government International Bond
EUR 170,000	2.75%, 10/29/2025(1)	187,863
6,575,000	3.63%, 04/24/2024(4)	7,853,347
815,000	3.88%, 10/29/2035(1)	896,733
1,745,000	3.88%, 10/29/2035(4)	1,920,000
$ 1,544,000	6.75%, 02/07/2022(4)	1,824,313

		12,682,256

	Russia - 0.2%
	Russian Foreign Bond - Eurobond
EUR 3,400,000	3.63%, 09/16/2020(4)	3,709,814
$ 1,600,000	4.88%, 09/16/2023(4)	1,628,000
1,700,000	5.00%, 04/29/2020(4)	1,763,451
1,400,000	5.63%, 04/04/2042(4)	1,339,273
3,200,000	5.88%, 09/16/2043(4)	3,126,541
1,500,000	12.75%, 06/24/2028(4)	2,382,675

		13,949,754

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Slovenia - 0.1%
	Slovenia Government International Bond
$ 1,210,000	5.25%, 02/18/2024(1)	$1,347,640
870,000	5.25%, 02/18/2024(4)	968,964
1,425,000	5.50%, 10/26/2022(4)	1,604,712
1,045,000	5.85%, 05/10/2023(1)	1,198,720

		5,120,036

	South Africa - 0.1%
	South Africa Government International Bond
3,770,000	5.50%, 03/09/2020	3,904,777
1,875,000	5.88%, 05/30/2022	1,978,313
610,000	6.88%, 05/27/2019	660,465

		6,543,555

	Tunisia - 0.0%
365,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(1)	302,979

	Turkey - 0.4%
	Turkey Government International Bond
10,779,000	4.88%, 04/16/2043	9,606,784
3,120,000	5.63%, 03/30/2021	3,319,368
5,520,000	5.75%, 03/22/2024	5,900,880
1,495,000	6.00%, 01/14/2041	1,544,523
7,735,000	6.25%, 09/26/2022	8,495,242

		28,866,797

	Ukraine - 0.1%
	Ukraine Government International Bond
1,481,738	0.00%, 05/31/2040(1)(2)	556,393
716,865	7.75%, 09/01/2019(1)	675,287
1,224,168	7.75%, 09/01/2020(1)	1,150,106
220,000	7.75%, 09/01/2020(4)	206,690
757,000	7.75%, 09/01/2021(1)	703,631
620,000	7.75%, 09/01/2022(1)	577,840
290,000	7.75%, 09/01/2022(4)	270,280
620,000	7.75%, 09/01/2023(1)	570,090
750,000	7.75%, 09/01/2023(4)	689,625
620,000	7.75%, 09/01/2024(1)	565,874
620,000	7.75%, 09/01/2025(1)	562,960
300,000	7.75%, 09/01/2025(4)	272,400
620,000	7.75%, 09/01/2026(1)	561,224
510,000	7.75%, 09/01/2026(4)	461,652
1,602,000	7.75%, 09/01/2027(1)	1,429,785
505,000	7.75%, 09/01/2027(4)	450,713

		9,704,550

	United Kingdom - 0.0%
330,000	Ukreximbank Via Biz Finance plc 9.75%, 01/22/2025(4)	282,645

	Uruguay - 0.1%
	Uruguay Government International Bond
2,608,000	5.10%, 06/18/2050	2,255,920
1,180,000	7.63%, 03/21/2036	1,439,600

		3,695,520

	Venezuela - 0.2%
	Venezuela Government International Bond
1,395,000	7.00%, 12/01/2018(4)	512,662
6,475,000	7.65%, 04/21/2025(4)	2,136,750
8,610,000	8.25%, 10/13/2024(4)	2,884,350
7,532,200	9.00%, 05/07/2023(4)	2,560,948
475,000	9.25%, 09/15/2027	174,563
9,960,000	9.25%, 05/07/2028(4)	3,436,200

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 325,000	11.95%, 08/05/2031(4)	$120,250

		11,825,723

	Total Foreign Government Obligations (cost $263,435,989)	256,019,878

Municipal Bonds - 0.4%
	Development - 0.2%
	State of California
725,000	7.30%, 10/01/2039	1,020,329
5,730,000	7.60%, 11/01/2040	8,583,024
550,000	7.63%, 03/01/2040	808,731

		10,412,084

	General - 0.0%
1,505,000	Chicago Transit Auth 6.90%, 12/01/2040	1,777,887

	General Obligation - 0.1%
2,795,000	California State, GO Taxable 7.55%, 04/01/2039	4,094,619
	Illinois State, GO
105,000	5.10%, 06/01/2033	99,211
585,000	5.67%, 03/01/2018	620,416

		4,814,246

	Transportation - 0.1%
	Port Auth of New York & New Jersey
1,850,000	4.46%, 10/01/2062	1,838,419
15,000	4.93%, 10/01/2051	16,446
900,000	4.96%, 08/01/2046	1,020,816
4,165,000	5.31%, 08/01/2046	4,445,429

		7,321,110

	Total Municipal Bonds (cost $22,795,560)	24,325,327

Senior Floating Rate Interests - 0.1%(9)
	Electric - 0.0%
3,799,308	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(6)	1,145,073

	Insurance - 0.0%
455,000	Asurion LLC 8.50%, 03/03/2021	382,851

	Internet - 0.0%
1,057,616	Lands’ End, Inc. 4.25%, 04/04/2021	846,093

	Machinery-Diversified - 0.1%
1,904,249	Gardner Denver, Inc. 4.25%, 07/30/2020	1,710,720

	Semiconductors - 0.0%
585,000	NXP B.V. 3.75%, 12/07/2020	583,537

	Total Senior Floating Rate Interests (cost $6,840,089)	4,668,274

U.S. Government Securities - 0.1%
	U.S. Treasury Securities - 0.1%
	U.S. Treasury Bonds - 0.0%
500,000	3.00%, 11/15/2044	524,336
2,090,000	3.13%, 08/15/2044	2,248,545

		2,772,881

	U.S. Treasury Notes - 0.1%
850,000	0.50%, 09/30/2016	849,601
375,000	1.63%, 12/31/2019	381,196
520,000	2.25%, 11/15/2024	535,580
1,250,000	2.38%, 08/15/2024	1,301,319

		3,067,696

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total U.S. Government Securities (cost $5,652,424)		5,840,577

Convertible Bonds - 0.0%
	Home Builders - 0.0%
$ 180,000	M/I Homes, Inc. 3.00%, 03/01/2018		$166,725

	Oil & Gas - 0.0%
1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019		715,460

	Total Convertible Bonds (cost $1,520,762)		882,185

	Total Long-Term Investments (cost $6,173,055,409)		6,294,865,428
Short-Term Investments - 4.3%
	Other Investment Pools & Funds - 4.3%
283,414,392	Fidelity Money Market Class 1		283,414,392

	Total Short-Term Investments (cost $283,414,392)		283,414,392

	Total Investments (cost $6,456,469,801)^	99.6%	$6,578,279,820
	Other Assets and Liabilities	0.4%	25,241,972

	Total Net Assets	100.0%	$6,603,521,792

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$397,739,188
Unrealized Depreciation	(275,929,169)

Net Unrealized Appreciation	$121,810,019

•	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $585,022,070, which represents 8.9% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $142,042,852, which represents 2.2% of total net assets.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.
(7)	This security may pay interest in additional principal instead of cash.
(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2-Year Note Future	1,142	03/31/2016	$248,385,047	$249,669,750	$1,284,703
U.S. Treasury 5-Year Note Future	5,293	03/31/2016	628,787,316	638,716,234	9,928,918
U.S. Treasury Long Bond Future	667	03/21/2016	103,395,092	107,407,844	4,012,752

Total					$15,226,373

Short position contracts:
Euro BUXL 30-Year Bond Future	18	03/08/2016	$3,016,593	$3,170,993	$(154,400)
Euro-BOBL Future	29	03/08/2016	4,142,135	4,160,383	(18,248)
Euro-Bund Future	85	03/08/2016	14,757,641	15,041,355	(283,714)
U.S. Treasury 10-Year Note Future	4,751	03/21/2016	600,845,932	615,625,672	(14,779,740)
U.S. Treasury CME Ultra Long Term Bond Future	613	03/21/2016	97,436,131	101,872,937	(4,436,806)

Total					$(19,672,908)

Total futures contracts					$(4,446,535)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016
			(Pay)/Receive Fixed			Upfront	Upfront		Unrealized
Reference Entity	Counter- party	Notional Rate/Implied Amount (a) Credit Spread (b)			Expiration Date	Premiums Paid	Premiums Received	Market Value †	Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
Barrick Gold Corp.	BOA	USD	1,625,000	(1.00%)	12/20/20	$161,088	$—	$162,346	$1,258

Sell protection:
Peruvian Government International Bond	BNP	USD	2,000,000	1.00%	12/20/20	$—	$(93,210)	$(98,420)	$(5,210)
South Africa (Republic of)	BOA	USD	25,000	1.00%	12/20/20	—	(2,109)	(2,649)	(540)
South Africa (Republic of)	BNP	USD	140,000	1.00%	12/20/20	—	(11,290)	(14,830)	(3,540)
South Africa (Republic of)	BOA	USD	180,000	1.00%	12/20/20	—	(15,182)	(19,068)	(3,886)
South Africa (Republic of)	BCLY	USD	830,000	1.00%	12/20/20	—	(83,506)	(87,924)	(4,418)
South Africa (Republic of)	JPM	USD	235,000	1.00%	12/20/20	—	(19,822)	(24,895)	(5,073)
South Africa (Republic of)	BNP	USD	505,000	1.00%	12/20/20	—	(42,595)	(53,496)	(10,901)
South Africa (Republic of)	BNP	USD	960,000	1.00%	12/20/20	—	(77,420)	(101,695)	(24,275)
South Africa (Republic of)	BNP	USD	1,340,000	1.00%	12/20/20	—	(105,867)	(141,951)	(36,084)
United Mexican States	BCLY	USD	1,156,000	1.00%	12/20/20	—	(55,227)	(49,295)	5,932
United Mexican States	BCLY	USD	205,000	1.00%	12/20/20	—	(10,150)	(8,741)	1,409
United Mexican States	BCLY	USD	2,835,000	1.00%	12/20/20	—	(102,436)	(120,891)	(18,455)

Total						$—	$(618,814)	$(723,855)	$(105,041)

Total traded indices						$161,088	$(618,814)	$(561,509)	$(103,783)

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Credit default swaps on single-name issues:
Buy protection:
ACE Ltd.	JPM	USD	6,860,000	(1.00%)/0.19%	12/20/20	$—	$(251,953)	$(276,153)	$(24,200)
General Mills, Inc.	MSC	USD	4,965,000	(1.00%)/0.30%	12/20/20	—	(155,764)	(173,357)	(17,593)
General Mills, Inc.	JPM	USD	11,660,000	(1.00%)/0.30%	12/20/20	—	(365,619)	(407,118)	(41,499)
Venezuela Government International Bond	BOA	USD	745,000	(5.00%)/91.88%	03/20/19	138,287	—	488,596	350,309
Venezuela Government International Bond	DEUT	USD	585,000	(5.00%)/91.88%	03/20/19	106,318	—	383,663	277,345

Total						$244,605	$(773,336)	$15,631	$544,362

Credit default swaps on single-name issues:
Sell protection:
Hungary Government International Bond	BNP	USD	6,990,000	1.00%/1.35%	12/20/19	$—	$(175,940)	$(84,556)	$91,384
Peruvian Government International Bond	BOA	USD	420,000	1.00%/1.65%	03/20/19	—	(2,986)	(7,789)	(4,803)
Peruvian Government International Bond	BCLY	USD	860,000	1.00%/1.65%	03/20/19	—	(7,368)	(15,949)	(8,581)
Russian Foreign Bond - Eurobond	BOA	USD	4,155,000	1.00%/3.25%	12/20/20	—	(483,515)	(408,737)	74,778
Russian Foreign Bond - Eurobond	BNP	USD	2,630,000	1.00%/3.25%	12/20/20	—	(319,122)	(258,719)	60,403
Russian Foreign Bond - Eurobond	GSC	USD	3,600,000	1.00%/3.25%	12/20/20	—	(308,118)	(354,094)	(45,976)
Russian Foreign Bond - Eurobond	GSC	USD	8,455,000	1.00%/3.25%	12/20/20	—	(692,483)	(831,628)	(139,145)

Total						$—	$(1,989,532)	$(1,961,472)	$28,060

Total single-name issues						$244,605	$(2,762,868)	$(1,945,841)	$572,422

Total OTC contracts						$405,693	$(3,381,682)	$(2,507,350)	$468,639

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	12,020,000	5.00%	12/20/20	$143,633	$67,791	$(75,842)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	7,964,550	5.00%	06/20/20	$451,806	$257,354	$(194,452)
CDX.NA.IG.25	USD	146,225,000	1.00%	12/20/20	890,889	130,851	(760,038)

Total					$1,342,695	$388,205	$(954,490)

Total					$1,486,328	$455,996	$(1,030,332)

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

COP	Buy	03/16/16	SSG	$193,486	$197,183	$3,697
COP	Buy	03/16/16	SSG	156,760	160,444	3,684
COP	Buy	03/16/16	SSG	67,545	68,809	1,264
COP	Sell	03/16/16	SCB	1,708,282	1,698,202	10,080
COP	Sell	03/16/16	SSG	180,360	180,963	(603)
EUR	Buy	03/16/16	UBS	629,436	632,322	2,886
EUR	Buy	03/16/16	TDB	234,553	$234,273	(280)
EUR	Buy	03/16/16	UBS	123,940	123,645	(295)
EUR	Buy	03/16/16	SCB	269,500	268,980	(520)
EUR	Buy	03/16/16	TDB	590,706	588,938	(1,768)
EUR	Buy	06/17/16	TDB	83,751	83,761	10
EUR	Sell	02/29/16	SSG	10,296,579	10,294,047	2,532
EUR	Sell	03/16/16	CBK	29,023,840	28,645,374	378,466
EUR	Sell	03/16/16	CSFB	260,405	260,304	101
EUR	Sell	03/16/16	SSG	559,726	559,654	72
EUR	Sell	03/16/16	MSC	260,166	261,388	(1,222)
GBP	Sell	02/29/16	RBS	2,167,814	2,155,948	11,866
MXN	Sell	03/16/16	RBC	3,076,502	2,904,696	171,806
PEN	Sell	03/16/16	SCB	884,385	868,188	16,197
PEN	Sell	03/16/16	SSG	665,224	659,801	5,423

Total						$603,396

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade

The Hartford Balanced Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Other Abbreviations:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation

The Hartford Balanced Income Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$397,564,973	$397,564,973	$—	$—
Capital Goods	242,441,418	234,399,960	8,041,458	—
Commercial & Professional Services	24,544,443	24,544,443	—	—
Consumer Services	56,030,255	56,030,255	—	—
Diversified Financials	94,735,238	94,735,238	—	—
Energy	342,546,744	342,546,744	—	—
Food & Staples Retailing	30,002,807	30,002,807	—	—
Food, Beverage & Tobacco	259,559,990	221,532,190	38,027,800	—
Household & Personal Products	46,769,919	46,769,919	—	—
Insurance	109,624,319	109,624,319	—	—
Materials	83,762,743	83,762,743	—	—
Media	22,636,724	22,636,724	—	—
Pharmaceuticals, Biotechnology & Life Sciences	403,322,794	348,806,928	54,515,866	—
Real Estate	17,789,740	17,789,740	—	—
Semiconductors & Semiconductor Equipment	145,797,666	145,797,666	—	—
Software & Services	170,038,529	170,038,529	—	—
Technology Hardware & Equipment	76,225,301	76,225,301	—	—
Telecommunication Services	131,745,384	131,745,384	—	—
Transportation	43,193,116	43,193,116	—	—
Utilities	287,191,972	251,432,421	35,759,551	—
Preferred Stocks	2,150,208	2,150,208	—	—
Asset & Commercial Mortgage Backed Securities	126,440,040	—	126,440,040	—
Corporate Bonds	2,889,014,864	—	2,889,014,864	—
Foreign Government Obligations	256,019,878	—	256,019,878	—
Municipal Bonds	24,325,327	—	24,325,327	—
Senior Floating Rate Interests	4,668,274	—	4,668,274	—
U.S. Government Securities	5,840,577	—	5,840,577	—
Convertible Bonds	882,185	—	882,185	—
Short-Term Investments	283,414,392	283,414,392	—	—
Foreign Currency Contracts(2)	608,084	—	608,084	—
Futures Contracts(2)	15,226,373	15,226,373	—	—
Swaps - Credit Default(2)	862,818	—	862,818	—

Total	$6,594,977,095	$3,149,970,373	$3,445,006,722	$—

Liabilities
Foreign Currency Contracts(2)	$(4,688)	$—	$(4,688)	$—
Futures Contracts(2)	(19,672,908)	(19,672,908)	—	—
Swaps - Credit Default(2)	(1,424,511)	—	(1,424,511)	—

Total	$(21,102,107)	$(19,672,908)	$(1,429,199)	$—

(1) For the period ended January 31, 2016, investments valued at $182,469 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Capital Appreciation Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 94.0%
	Automobiles & Components - 1.9%
1,050,271	Delphi Automotive plc	$68,204,599
463,993	Fiat Chrysler Automobiles N.V.	3,248,672
414,811	General Motors Co.	12,294,998
2,176,387	Goodyear Tire & Rubber Co.	61,831,155
162,100	Magna International, Inc.	5,631,670
209,451	Volkswagen AG (Preference Shares)	24,390,900

		175,601,994

	Banks - 4.8%
1,769,693	Bank of America Corp.	25,023,459
70,511	BNP Paribas S.A.	3,340,233
612,347	Citigroup, Inc.	26,073,735
379,036	Citizens Financial Group, Inc.	8,054,515
3,442,156	ICICI Bank Ltd.	11,723,702
3,221,301	JP Morgan Chase & Co.	191,667,409
182,254	M&T Bank Corp.	20,080,746
922,489	PNC Financial Services Group, Inc.	79,933,672
8,157,600	Sberbank of Russia PJSC ADR	45,274,680
592,407	Wells Fargo & Co.	29,756,604

		440,928,755

	Capital Goods - 5.7%
150,638	3M Co.	22,746,338
2,372,491	AerCap Holdings N.V.*	72,859,199
226,636	Airbus Group SE	14,254,510
589,848	Builders FirstSource, Inc.*	4,736,479
77,307	Danaher Corp.	6,698,651
2,920	DigitalGlobe, Inc.*	38,252
556,144	Eaton Corp. plc	28,090,833
188,872	Fastenal Co.	7,660,648
159,733	Fortune Brands Home & Security, Inc.	7,761,426
176,899	Generac Holdings, Inc.*	5,027,470
806,800	HF Global, Inc.*(1)(2)(3)	9,762,248
480,110	Honeywell International, Inc.	49,547,352
99,666	Lockheed Martin Corp.	21,029,526
69,988	Middleby Corp.*	6,324,116
1,224,917	Owens Corning	56,578,916
681,194	Raytheon Co.	87,356,319
265,022	Safran S.A.	17,168,784
640,500	Sanwa Holdings Corp.	4,540,824
39,783	Sulzer AG	3,628,283
160,312	TransDigm Group, Inc.*	36,026,916
530,974	United Technologies Corp.	46,561,110
118,045	Wabco Holdings, Inc.*	10,582,734
98,042	WESCO International, Inc.*	3,958,936

		522,939,870

	Commercial & Professional Services - 0.3%
108,562	Clean Harbors, Inc.*	4,810,382
123,929	Equifax, Inc.	13,111,688
37,605	FTI Consulting, Inc.*	1,274,434
4,595	Klarna Holding AB(1)(2)(3)	463,888
54,466	Stericycle, Inc.*	6,554,983
205,300	TriNet Group, Inc.*	3,038,440

		29,253,815

	Consumer Durables & Apparel - 2.7%
464,660	Asics Corp.	8,626,533
223,305	D.R. Horton, Inc.	6,143,121
116,310	Deckers Outdoor Corp.*	5,752,693
32,634,000	Global Brands Group Holding Ltd.*	5,010,743
233,789	Harman International Industries, Inc.	17,391,564
251,001	Kate Spade & Co.*	4,470,328
793,173	Lennar Corp. Class A	33,432,242
130,916	Luxottica Group S.p.A.	8,183,341

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

46,100	Newell Rubbermaid, Inc.	$1,787,758
4,289,141	PulteGroup, Inc.	71,886,003
73,834	Ralph Lauren Corp.	8,306,325
835,800	Samsonite International S.A.	2,166,449
3,155,615	Sony Corp.	73,239,639
257,416	Vera Bradley, Inc.*	3,804,608

		250,201,347

	Consumer Services - 3.0%
252,790	American Public Education, Inc.*	3,989,026
42,713	Chipotle Mexican Grill, Inc.*	19,347,708
74,293	Grand Canyon Education, Inc.*	2,797,131
532,450	Hilton Worldwide Holdings, Inc.	9,482,935
605,642	Las Vegas Sands Corp.	27,314,454
394,704	LifeLock, Inc.*	4,728,554
254,123	McDonald’s Corp.	31,455,345
1,340,700	Norwegian Cruise Line Holdings Ltd.*	60,827,559
52,173	Panera Bread Co. Class A*	10,121,562
514,226	Planet Fitness, Inc. Class A*	7,348,290
970,000	Sands China Ltd.	3,387,961
1,491,108	Wyndham Worldwide Corp.	96,772,909

		277,573,434

	Diversified Financials - 4.6%
467,480	American Express Co.	25,010,180
2,170	Ameriprise Financial, Inc.	196,710
268,965	Banca Generali S.p.A.	7,335,909
161,426	BlackRock, Inc.	50,729,735
3,000,100	Blackstone Group L.P.	78,812,627
73,204	Intercontinental Exchange, Inc.	19,311,215
132,300	Japan Exchange Group, Inc.	1,880,902
585,018	LendingClub Corp. PIPE*	4,317,433
46,328	MarketAxess Holdings, Inc.	5,384,703
408,232	Markit, Ltd.*	11,577,460
864,132	McGraw Hill Financial, Inc.	73,468,503
638,602	MSCI, Inc.	43,961,362
156,565	Northern Trust Corp.	9,719,555
2,322,766	OneMain Holdings, Inc.*	61,390,705
124,600	PRA Group, Inc.*	3,706,850
317,344	Raymond James Financial, Inc.	13,902,841
308,308	Santander Consumer USA Holdings, Inc.*	3,221,819
81,130	Waddell & Reed Financial, Inc. Class A	2,226,207
459,450	WisdomTree Investments, Inc.	5,513,400

		421,668,116

	Energy - 2.6%
224,640	Anadarko Petroleum Corp.	8,781,178
345,365	Atwood Oceanics, Inc.	2,117,087
449,945	Canadian Natural Resources Ltd.	9,565,831
273,703	Chevron Corp.	23,667,098
2,049,862	Cobalt International Energy, Inc.*	7,768,977
133,049	Diamondback Energy, Inc.*	10,051,852
329,917	Golar LNG Ltd.	6,143,055
354,469	Halliburton Co.	11,268,569
114,679	Helmerich & Payne, Inc.	5,825,693
162,175	HollyFrontier Corp.	5,671,260
950,367	Imperial Oil Ltd.	29,090,734
951,304	Karoon Gas Australia Ltd.*	1,095,038
669,997	Laredo Petroleum, Inc.*	5,199,177
334,205	Marathon Oil Corp.	3,251,815
120,035	National Oilwell Varco, Inc.	3,905,939
364,570	Occidental Petroleum Corp.	25,093,353
259,550	Pioneer Natural Resources Co.	32,171,222
308,231	QEP Resources, Inc.	3,951,521
234,482	Rice Energy, Inc.*	2,736,405
1,938,683	Southwestern Energy Co.*	17,234,892
948,917	Suncor Energy, Inc.	22,346,995

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

629,430	Trican Well Service Ltd.*	$759,324

		237,697,015

	Food & Staples Retailing - 0.5%
41,350	Ain Pharmaciez, Inc.	1,878,877
207,742	Costco Wholesale Corp.	31,393,971
330,430	Seven & I Holdings Co., Ltd.	14,737,990

		48,010,838

	Food, Beverage & Tobacco - 4.4%
69,800	Anheuser-Busch InBev N.V.	8,778,504
728,735	British American Tobacco plc	40,607,628
1,514,794	Coca-Cola Co.	65,014,958
951,381	ConAgra Foods, Inc.	39,615,505
991,999	Freshpet, Inc.*	5,892,474
1,535,991	Greencore Group plc	8,532,386
915,495	Molson Coors Brewing Co. Class B	82,833,988
2,307,686	Mondelez International, Inc. Class A	99,461,267
275,045	Monster Beverage Corp.*	37,139,326
468,377	Nomad Foods Ltd.*	4,098,299
113,330	Post Holdings, Inc.*	6,629,805

		398,604,140

	Health Care Equipment & Services - 5.8%
859,500	Acadia Healthcare Co., Inc.*	52,455,285
559,191	Becton Dickinson and Co.	81,289,596
2,667,200	Boston Scientific Corp.*	46,756,016
367,356	Cardinal Health, Inc.	29,891,758
511,645	CareView Communications, Inc.*	153,493
132,923	Cerner Corp.*	7,710,863
26,300	Cigna Corp.	3,513,680
177,649	Dentsply International, Inc.	10,461,750
53,400	DexCom, Inc.*	3,806,352
588,986	Edwards Lifesciences Corp.*	46,064,595
389,498	Envision Healthcare Holdings, Inc.*	8,607,906
114,676	Essilor International S.A.	14,226,914
1,578,467	HCA Holdings, Inc.*	109,829,734
254,664	Hologic, Inc.*	8,643,296
442,372	IMS Health Holdings, Inc.*	10,227,641
14,938	Intuitive Surgical, Inc.*	8,079,217
510,895	Invuity, Inc.*	3,923,674
131,900	McKesson Corp.	21,233,262
339,885	Medtronic plc	25,804,069
281,011	UnitedHealth Group, Inc.	32,361,227
35,540	Universal Health Services, Inc. Class B	4,003,225
53,000	Zimmer Biomet Holdings, Inc.	5,260,780

		534,304,333

	Household & Personal Products - 1.3%
500,791	Avon Products, Inc.	1,697,681
233,933	Beiersdorf AG	21,590,595
774,056	Colgate-Palmolive Co.	52,272,002
204,200	Coty, Inc. Class A	5,025,362
423,508	Estee Lauder Cos., Inc. Class A	36,104,057

		116,689,697

	Insurance - 5.0%
1,149,493	American International Group, Inc.	64,923,365
223,410	Arthur J Gallagher & Co.	8,409,152
1,541,784	Chubb Ltd.	174,329,517
6,100	Fairfax Financial Holdings Ltd.	3,140,832
118,850	Lincoln National Corp.	4,689,821
15,006	Markel Corp.*	12,611,943
569,900	Marsh & McLennan Cos., Inc.	30,392,767
1,014,137	MetLife, Inc.	45,281,217
359,649	Principal Financial Group, Inc.	13,666,662
1,203,600	Prudential Financial, Inc.	84,348,288
179,854	Torchmark Corp.	9,773,266

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

270,366	Unum Group	$7,743,282

		459,310,112

	Materials - 3.9%
114,246	Bemis Co., Inc.	5,468,956
664,260	BHP Billiton plc	6,450,051
780,428	BRAAS Monier Building Group S.A.	19,022,354
102,113	Cabot Corp.	4,119,238
144,766	Celanese Corp. Series A	9,217,251
400,860	Constellium N.V. Class A*	2,509,383
1,047,600	Dow Chemical Co.	43,999,200
429,083	Huntsman Corp.	3,702,986
81,975	International Paper Co.	2,804,365
25,226,329	Ivanhoe Mines Ltd. Class A*	12,244,917
2,605,833	Louisiana-Pacific Corp.*	40,963,695
1,586,721	Methanex Corp.	42,265,220
439,465	Norbord, Inc.	7,673,149
98,412	Nucor Corp.	3,844,957
770,135	Packaging Corp. of America	39,145,962
509,528	Platform Specialty Products Corp.*	3,887,699
386,145	Praxair, Inc.	38,614,500
299,663	Reliance Steel & Aluminum Co.	17,062,811
738,966	Wacker Chemie AG	54,089,396
52,955	WestRock Co.	1,868,252

		358,954,342

	Media - 1.9%
142,895	CBS Corp. Class B	6,787,512
91,082	DISH Network Corp. Class A*	4,396,528
236,595	Quebecor, Inc. Class B	5,995,519
5,253,420	Sky plc	81,284,167
2,853,900	Twenty-First Century Fox, Inc. Class A	76,969,683

		175,433,409

	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
22,235	Agios Pharmaceuticals, Inc.*	938,762
228,497	Alder Biopharmaceuticals, Inc.*	5,525,057
181,384	Alkermes plc*	5,806,102
428,557	Allergan plc*	121,894,468
46,253	Alnylam Pharmaceuticals, Inc.*	3,188,682
37,890	Amgen, Inc.	5,786,940
185,949	AstraZeneca plc	11,973,354
218,406	AstraZeneca plc ADR	7,037,041
53,390	Biogen, Inc.*	14,578,673
4,903,362	Bristol-Myers Squibb Co.	304,792,982
41,200	Celgene Corp.*	4,133,184
282,575	Eisai Co., Ltd.	17,080,010
64,069	Five Prime Therapeutics, Inc.*	2,303,281
101,270	Gilead Sciences, Inc.	8,405,410
137,900	ICON plc*	9,111,053
42,149	Illumina, Inc.*	6,657,435
267,958	Incyte Corp.*	18,907,116
548,061	Johnson & Johnson	57,239,491
4,798,951	Merck & Co., Inc.	243,162,847
31,058	Mettler-Toledo International, Inc.*	9,716,495
571,329	Mylan N.V.*	30,103,325
69,750	Ono Pharmaceutical Co., Ltd.	11,241,113
50,387	Perrigo Co. plc	7,284,952
392,173	Portola Pharmaceuticals, Inc.*	12,953,474
31,477	PTC Therapeutics, Inc.*	749,782
220,934	Regeneron Pharmaceuticals, Inc.*	92,812,164
66,442	Roche Holding AG	17,210,083
220,519	TESARO, Inc.*	7,616,726
786,500	Teva Pharmaceutical Industries Ltd. ADR	48,354,020
3,256,203	TherapeuticsMD, Inc.*	23,281,851
187,910	Vertex Pharmaceuticals, Inc.*	17,052,833

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

754,800	Zoetis, Inc.	$32,494,140

		1,159,392,846

	Real Estate - 1.3%
230,793	American Tower Corp. REIT	21,773,012
38,699	AvalonBay Communities, Inc. REIT	6,636,491
53,937	CBRE Group, Inc. Class A, REIT*	1,508,618
376,184	Columbia Property Trust, Inc. REIT	8,377,618
72,500	Daito Trust Construction Co., Ltd.	9,217,355
280,733	Host Hotels & Resorts, Inc. REIT	3,888,152
68,370	Realogy Holdings Corp. REIT*	2,242,536
27,445	Relo Holdings, Inc. REIT	3,286,121
232,600	STORE Capital Corp. REIT	5,766,154
1,604,421	Vonovia SE	48,900,756
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	6,930,310

		118,527,123

	Retailing - 4.4%
174,976	Advance Auto Parts, Inc.	26,605,101
113,454	Amazon.com, Inc.*	66,597,498
222,017	CarMax, Inc.*	9,808,711
2,705,600	Chico’s FAS, Inc.	28,111,184
103,890	Dollar Tree, Inc.*	8,448,335
79,537	DSW, Inc. Class A	1,909,683
24,125	Expedia, Inc.	2,437,590
296,750	Home Depot, Inc.	37,319,280
12,011	Honest Co.*(1)(2)(3)	547,942
7,825	HSN, Inc.	368,244
10,615	JAND, Inc. Class A*(1)(2)(3)	109,725
95,711	L Brands, Inc.	9,202,613
369,580	Lowe’s Cos., Inc.	26,484,103
337,294	Michaels Cos., Inc.*	7,353,009
43,231	Nordstrom, Inc.	2,122,642
159,909	Party City Holdco, Inc.*	1,539,924
16,443	Priceline Group, Inc.*	17,511,302
440,783	Signet Jewelers Ltd.	51,130,828
622,503	TJX Cos., Inc.	44,347,114
770,636	Tory Burch LLC*(1)(2)(3)	43,879,990
209,887	TripAdvisor, Inc.*	14,012,056
139,900	Tuesday Morning Corp.*	779,243
38,319	Williams-Sonoma, Inc.	1,979,559

		402,605,676

	Semiconductors & Semiconductor Equipment - 4.7%
280,700	Avago Technologies Ltd.	37,532,397
297,916	Cypress Semiconductor Corp.*	2,341,620
5,232,824	Intel Corp.	162,322,201
1,204,490	NXP Semiconductors N.V.*	90,071,762
127,181	Silicon Motion Technology Corp. ADR	3,954,057
55,129	SK Hynix, Inc.	1,272,433
146,006	Skyworks Solutions, Inc.	10,062,734
1,288,695	Sumco Corp.	8,703,006
316,032	SunEdison Semiconductor Ltd.*	1,959,399
1,031,972	SunEdison, Inc.*	3,230,072
3,752,105	SunPower Corp.*	95,453,551
132,456	Synaptics, Inc.*	9,710,349

		426,613,581

	Software & Services - 14.2%
406,283	Accenture plc Class A	42,879,108
4,283,243	Activision Blizzard, Inc.	149,142,521
1,019,166	Adobe Systems, Inc.*	90,838,266
209,405	Akamai Technologies, Inc.*	9,553,056
942,587	Alibaba Group Holding Ltd. ADR*	63,181,607
32,922	Alphabet, Inc. Class A*	25,065,165
287,222	Alphabet, Inc. Class C*	213,391,585
49,041	Apigee Corp.*	378,596
268,458	Automatic Data Processing, Inc.	22,306,175

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

90,100	Blackhawk Network Holdings, Inc.*	$3,395,869
105,200	Cognizant Technology Solutions Corp. Class A*	6,660,212
310,248	CoStar Group, Inc.*	54,408,192
151,658	Envestnet, Inc.*	3,556,380
323,651	Everyday Health, Inc.*	1,488,795
1,580,569	Facebook, Inc. Class A*	177,355,647
613,769	Genpact Ltd.*	14,681,354
1,117,653	Global Payments, Inc.	65,885,644
451,371	Gogo, Inc.*	6,567,448
3,300,662	Microsoft Corp.	181,833,470
183,675	Mobileye N.V.*	4,983,103
388,730	Nintendo Co., Ltd.	54,505,285
1,253	Pandora Media, Inc.*	12,179
1,123,524	Quotient Technology, Inc.*	6,819,791
161,194	Salesforce.com, Inc.*	10,970,864
339,426	ServiceNow, Inc.*	21,115,691
141,305	Verint Systems, Inc.*	5,173,176
164,778	VeriSign, Inc.*	12,457,217
124,720	Visa, Inc. Class A	9,290,393
614,307	Web.com Group, Inc.*	11,567,401
340,634	Workday, Inc. Class A*	21,463,348
59,652	Zillow Group, Inc. Class A*	1,292,659
385,983	Zillow Group, Inc. Class C*	7,912,651

		1,300,132,848

	Technology Hardware & Equipment - 1.4%
247,653	Amphenol Corp. Class A	12,276,159
62,795	Apple, Inc.	6,112,465
461,594	ARRIS International plc*	11,756,799
166,680	Belden, Inc.	7,120,570
268,010	CDW Corp. of Delaware	10,304,985
2,094,623	Cisco Systems, Inc.	49,831,081
1,139,910	ParkerVision, Inc.*	309,144
6,400	Pure Storage, Inc. Class A*	83,264
1,219,639	Pure Storage, Inc. Class B*(1)(2)(3)	15,285,695
6,768	Samsung Electronics Co., Ltd.	6,547,717
39,471	Stratasys Ltd.*	643,377
119,810	Western Digital Corp.	5,748,484

		126,019,740

	Telecommunication Services - 0.6%
49,355	SoftBank Group Corp.	2,173,371
127,130	T-Mobile US, Inc.*	5,104,269
674,244	Verizon Communications, Inc.	33,691,973
9,427,772	Zegona Communications plc*	17,262,209

		58,231,822

	Transportation - 4.8%
140,808	Alaska Air Group, Inc.	9,912,883
2,433,140	American Airlines Group, Inc.	94,868,129
528,800	Canadian National Railway Co.	28,668,970
401,979	CSX Corp.	9,253,557
469,140	FedEx Corp.	62,339,323
162,168	Genesee & Wyoming, Inc. Class A*	8,040,289
4,864,700	Hertz Global Holdings, Inc.*	44,171,476
484,700	Landstar System, Inc.	27,826,627
59,812	Macquarie Infrastructure Corp.	4,010,993
63,103	Norfolk Southern Corp.	4,448,761
98,116	Scorpio Bulkers, Inc.*	321,820
126,088	Southwest Airlines Co.	4,743,431
2,438,323	Swift Transportation Co.*	39,769,048
580,819	Union Pacific Corp.	41,818,968
566,581	United Parcel Service, Inc. Class B	52,805,349
497,035	XPO Logistics, Inc.*	11,357,250

		444,356,874

	Utilities - 1.6%
51,634,000	China Longyuan Power Group Corp. Ltd. Class H	30,851,933

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

443,022	Dominion Resources, Inc.	$31,972,898
130,310	Eversource Energy	7,010,678
574,667	Exelon Corp.	16,992,903
306,750	OGE Energy Corp.	8,046,053
124,313	Pattern Energy Group, Inc.	2,355,731
359,630	PG&E Corp.	19,747,283
660,583	Xcel Energy, Inc.	25,247,482

		142,224,961

	Total Common Stocks (cost $9,043,183,181)	8,625,276,688

Corporate Bonds - 0.0%
	Internet - 0.0%
$ 157,087	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	157,087

	Total Corporate Bonds (cost $157,087)	157,087

Exchange Traded Funds - 0.7%
	Other Investment Pools & Funds - 0.7%
317,026	SPDR S&P 500 ETF Trust	61,461,831

	Total Exchange Traded Funds (cost $59,951,427)	61,461,831

Preferred Stocks - 2.9%
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	1,869,117

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	1,069,983

	Consumer Services - 0.1%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	962,571
244,180	DraftKings, Inc.*(1)(2)(3)	495,685
952,691	DraftKings, Inc. Series D*(1)(2)(3)	2,981,923
1,939,742	DraftKings, Inc. Series D-1*(1)(2)(3)	7,855,955

		12,296,134

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.*(1)(2)(3)	16,491,855

	Health Care Equipment & Services - 0.1%
95,683	Moderna Therapeutics, Inc.*(1)(2)(3)	5,310,693

	Materials - 0.0%
33,739	Rubicon Minerals Corp.(1)(2)(3)	577,241

	Media - 0.0%
25,200	Harvey Weinstein Co. Holdings*(1)(2)(3)	—

	Real Estate - 0.7%
245,862	Redfin Corp. Series G*(1)(2)(3)	786,758
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	34,443,709
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	27,062,888

		62,293,355

	Retailing - 0.2%
44,867	Forward Ventures, Inc.*(1)(2)(3)	1,574,832
278,194	Honest Co.*(1)(2)(3)	12,691,210
23,702	JAND, Inc. Series D*(1)(2)(3)	245,002

		14,511,044

	Software & Services - 1.4%
143,626	Birst, Inc. Series F*(1)(2)(3)	606,102
25,867	Cloudera, Inc.*(1)(2)(3)	541,914
18,389	Dropbox, Inc. Series C*(1)(2)(3)	353,804
566,622	Essence Group Holdings Corp.*(1)(2)(3)	934,926
52,337	ForeScout Technologies, Inc.*(1)(2)(3)	558,975
12,426	General Assembly Space, Inc.*(1)(2)(3)	548,220
77,707	Lookout, Inc. Series F*(1)(2)(3)	663,618
95,031	MarkLogic Corp. Series F*(1)(2)(3)	1,101,409
118,110	Nutanix, Inc.*(1)(2)(3)	1,507,084

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

457,210	Pinterest, Inc. Series G*(1)(2)(3)		$14,770,587
47,064	Sharecare*(1)(2)(3)		10,583,894
2,000,820	Uber Technologies, Inc.*(1)(2)(3)		97,584,449
58,205	Veracode, Inc.*(1)(2)(3)		1,237,438
306,876	Zuora, Inc. Series F*(1)(2)(3)		1,046,447

			132,038,867

	Technology Hardware & Equipment - 0.2%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)		18,984,556

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B*(1)(2)(3)		29,134
576	DocuSign, Inc. Series B-1*(1)(2)(3)		8,726
1,383	DocuSign, Inc. Series D*(1)(2)(3)		20,952
35,761	DocuSign, Inc. Series E*(1)(2)(3)		541,779
6,398	DocuSign, Inc. Series F*(1)(2)(3)		96,930

			697,521

	Total Preferred Stocks (cost $193,618,347)		266,140,366

Convertible Preferred Stocks - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C *(1)(2)(3)		1,278,501

	Total Convertible Preferred Stocks (cost $758,281)		1,278,501

	Total Long-Term Investments (cost $9,297,668,323)		8,954,314,473

Short-Term Investments - 1.7%
	Other Investment Pools & Funds - 1.7%
160,353,509	Fidelity Money Market Class 1		160,353,509

	Total Short-Term Investments (cost $160,353,509)		160,353,509

	Total Investments (cost $9,458,021,832)^	99.3%	$9,114,667,982
	Other Assets and Liabilities	0.7%	61,449,729

	Total Net Assets	100.0%	$9,176,117,711

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$724,879,583
Unrealized Depreciation	(1,068,233,433)

Net Unrealized Depreciation	$(343,353,850)

*	Non-income producing.

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2015	157,087	DraftKings, Inc.	157,087
12/2014	244,180	DraftKings, Inc. Preferred	439,837
08/2015	952,691	DraftKings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	DraftKings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2015	52,337	ForeScout Technologies, Inc. Preferred	621,083
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
10/2005	25,200	Harvey Weinstein Co. Holdings Preferred	23,636,380
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,766
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
04/2015	10,615	JAND, Inc. Class A	121,917
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp. Preferred	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	457,210	Pinterest, Inc. Series G Preferred	16,411,763
04/2014	1,219,639	Pure Storage, Inc. Class B	19,179,921
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
09/2015	33,739	Rubicon Minerals Corp. Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882
09/2015	1,161,507	Social Finance, Inc. Preferred	18,324,283
11/2013	770,636	Tory Burch LLC	60,399,726
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A, REIT	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$288,465,759

At January 31, 2016, the aggregate value of these securities was $344,555,752, which represents 3.8% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $344,555,752, which represents 3.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $344,555,752, which represents 3.8% of total net assets.

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Sell	03/16/16	CBK	$109,680,906	$108,250,685	$1,430,221
GBP	Sell	03/16/16	CBK	10,464,569	9,819,803	644,766
JPY	Buy	03/16/16	CBK	7,776,104	7,788,043	11,939
JPY	Buy	03/16/16	HSBC	8,950,056	8,796,281	(153,775)
JPY	Sell	03/16/16	UBS	22,089,328	22,311,568	(222,240)

Total						$1,710,911

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA
UBS	UBS AG

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The Hartford Capital Appreciation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	6.2
Energy	2.6
Financials	16.5
Health Care	18.5
Industrials	11.6
Information Technology	22.0
Materials	3.9
Telecommunication Services	0.6
Utilities	1.6

Total	97.6%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	1.7
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford Capital Appreciation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$175,601,994	$147,962,422	$27,639,572	$—
Banks	440,928,755	425,864,820	15,063,935	—
Capital Goods	522,939,870	473,585,221	39,592,401	9,762,248
Commercial & Professional Services	29,253,815	28,789,927	—	463,888
Consumer Durables & Apparel	250,201,347	152,974,642	97,226,705	—
Consumer Services	277,573,434	274,185,473	3,387,961	—
Diversified Financials	421,668,116	412,451,305	9,216,811	—
Energy	237,697,015	236,601,977	1,095,038	—
Food & Staples Retailing	48,010,838	31,393,971	16,616,867	—
Food, Beverage & Tobacco	398,604,140	340,685,622	57,918,518	—
Health Care Equipment & Services	534,304,333	520,077,419	14,226,914	—
Household & Personal Products	116,689,697	95,099,102	21,590,595	—
Insurance	459,310,112	459,310,112	—	—
Materials	358,954,342	298,414,895	60,539,447	—
Media	175,433,409	94,149,242	81,284,167	—
Pharmaceuticals, Biotechnology & Life Sciences	1,159,392,846	1,101,888,286	57,504,560	—
Real Estate	118,527,123	50,192,581	61,404,232	6,930,310
Retailing	402,605,676	358,068,019	—	44,537,657
Semiconductors & Semiconductor Equipment	426,613,581	416,638,142	9,975,439	—
Software & Services	1,300,132,848	1,245,627,563	54,505,285	—
Technology Hardware & Equipment	126,019,740	104,186,328	6,547,717	15,285,695
Telecommunication Services	58,231,822	56,058,451	2,173,371	—
Transportation	444,356,874	444,356,874	—	—
Utilities	142,224,961	111,373,028	30,851,933	—
Corporate Bonds	157,087	—	—	157,087
Exchange Traded Funds	61,461,831	61,461,831	—	—
Preferred Stocks	266,140,366	—	—	266,140,366
Convertible Preferred Stocks	1,278,501	—	—	1,278,501
Short-Term Investments	160,353,509	160,353,509	—	—
Foreign Currency Contracts(2)	2,086,926	—	2,086,926	—

Total	$9,116,754,908	$8,101,750,762	$670,448,394	$344,555,752

Liabilities
Foreign Currency Contracts(2)	$(376,015)	$—	$(376,015)	$—

Total	$(376,015)	$—	$(376,015)	$—

(1) For the period ended January 31, 2016, investments valued at $14,139,802 were transferred from Level 1 to Level 2, and investments valued at $19,022,354 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Preferred Stocks	Corporate Bonds	Convertible Preferred Stocks	Total

Beginning balance	$57,404,361	$250,285,838	$-	$1,154,055	$308,844,254
Purchases	19,179,921	621,083	157,087	-	19,958,091
Sales	-	(26,179,937)	-	-	(26,179,937)
Accrued discounts/(premiums)	-	-	-	-	-
Total realized gain/(loss)	-	-	-	-	-
Net change in unrealized appreciation/(depreciation)	395,516	41,413,383	-	124,445	41,933,344
Transfers into Level 3 (1)	-	-	-	-	-
Transfers out of Level 3 (1)	-	-	-	-	-

Ending balance	$76,979,798	$266,140,367	$157,087	$1,278,500	$344,555,752

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $42,077,575.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Checks and Balances Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
Affiliated Investment Companies - 100.1%
	Domestic Equity Funds - 65.3%
16,242,264	The Hartford Capital Appreciation Fund		$580,985,769
27,590,815	The Hartford Dividend and Growth Fund		601,203,865

	Total Domestic Equity Funds (cost $1,173,229,861)		1,182,189,634

	Taxable Fixed Income Funds - 34.8%
60,920,183	The Hartford Total Return Bond Fund		629,305,487

	Total Taxable Fixed Income Funds (cost $657,162,315)		629,305,487

	Total Affiliated Investment Companies (cost $1,830,392,176)		1,811,495,121

	Total Long-Term Investments (cost $1,830,392,176)		1,811,495,121
	Total Investments (cost $1,830,392,176)^	100.1%	$1,811,495,121
	Other Assets and Liabilities	(0.1)%	(1,054,973)

	Total Net Assets	100.0%	$1,810,440,148

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$51,490,000
Unrealized Depreciation	(70,387,055)
Net Unrealized Depreciation	$(18,897,055)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford Checks and Balances Fund
Schedule of Investments January 31, 2016 (Unaudited)

Composition by Investments

as of January 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	32.1%
The Hartford Dividend and Growth Fund	33.2
The Hartford Total Return Bond Fund	34.8
Other Assets & Liabilities	(0.1)

Total	100.0%

The Hartford Checks and Balances Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$1,811,495,121	$1,811,495,121	$—	$—

Total	$1,811,495,121	$1,811,495,121	$—	$—

(1)	For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Conservative Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
Affiliated Investment Companies - 100.1%
	Alternative Funds - 4.1%
677,952	Hartford Real Total Return Fund*		$6,291,399

	Total Alternative Funds (cost $6,938,446)		6,291,399

	Domestic Equity Funds - 26.5%
530,639	Hartford Core Equity Fund		12,077,348
410,832	Hartford Small Cap Core Fund		4,371,249
647,016	The Hartford Equity Income Fund		10,630,470
128,950	The Hartford Growth Opportunities Fund		4,759,528
346,946	The Hartford MidCap Fund		8,746,510

	Total Domestic Equity Funds (cost $42,803,598)		40,585,105

	International/Global Equity Funds - 8.7%
632,533	The Hartford International Opportunities Fund		8,887,094
328,814	The Hartford International Small Company Fund		4,422,554

	Total International/Global Equity Funds (cost $15,060,667)		13,309,648

	Multi-Strategy Funds - 5.0%
786,379	The Hartford Global All-Asset Fund		7,620,009

	Total Multi-Strategy Funds (cost $7,831,175)		7,620,009

	Taxable Fixed Income Funds - 55.8%
1,935,660	The Hartford Quality Bond Fund		19,801,800
1,412,358	The Hartford Short Duration Fund		13,685,745
1,919,041	The Hartford Strategic Income Fund		15,678,562
1,216,668	The Hartford Total Return Bond Fund		12,568,176
2,329,724	The Hartford World Bond Fund		23,506,911

	Total Taxable Fixed Income Funds (cost $87,516,268)		85,241,194

	Total Affiliated Investment Companies (cost $160,150,154)		153,047,355

	Total Long-Term Investments (cost $160,150,154)		153,047,355

	Total Investments (cost $160,150,154)^	100.1%	$153,047,355
	Other Assets and Liabilities	(0.1)%	(201,547)

	Total Net Assets	100.0%	$152,845,808

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$223,940
Unrealized Depreciation	(7,326,739)

Net Unrealized Depreciation	$(7,102,799)

*	Non-income producing.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford Conservative Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Composition by Investments

as of January 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	7.9%
Hartford Real Total Return Fund	4.1
Hartford Small Cap Core Fund	2.9
The Hartford Equity Income Fund	6.9
The Hartford Global All-Asset Fund	5.0
The Hartford Growth Opportunities Fund	3.1
The Hartford International Opportunities Fund	5.8
The Hartford International Small Company Fund	2.9
The Hartford MidCap Fund	5.7
The Hartford Quality Bond Fund	13.0
The Hartford Short Duration Fund	8.9
The Hartford Strategic Income Fund	10.3
The Hartford Total Return Bond Fund	8.2
The Hartford World Bond Fund	15.4
Other Assets & Liabilities	(0.1)

Total	100.0%

The Hartford Conservative Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$153,047,355	$153,047,355	$—	$—

Total	$153,047,355	$153,047,355	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Core Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 93.2%
	Banks - 7.8%
1,259,451	Bank of America Corp.	$17,808,637
332,619	Citigroup, Inc.	14,162,917
756,840	EverBank Financial Corp.	10,648,739
409,792	JP Morgan Chase & Co.	24,382,624
225,880	PNC Financial Services Group, Inc.	19,572,502

		86,575,419

	Capital Goods - 4.9%
218,090	AMETEK, Inc.	10,261,135
157,980	Fortune Brands Home & Security, Inc.	7,676,248
178,161	Honeywell International, Inc.	18,386,215
137,401	Illinois Tool Works, Inc.	12,375,708
39,540	Snap-on, Inc.	6,388,082

		55,087,388

	Commercial & Professional Services - 3.4%
155,903	Equifax, Inc.	16,494,538
216,071	Nielsen Holdings plc	10,405,979
156,530	Verisk Analytics, Inc. Class A*	11,426,690

		38,327,207

	Consumer Durables & Apparel - 1.6%
278,671	VF Corp.	17,444,805

	Consumer Services - 2.2%
287,190	Aramark	9,175,720
245,292	Starbucks Corp.	14,906,395

		24,082,115

	Diversified Financials - 1.4%
105,463	McGraw Hill Financial, Inc.	8,966,464
238,626	Synchrony Financial*	6,781,751

		15,748,215

	Energy - 1.9%
93,285	Concho Resources, Inc.*	8,874,202
167,243	EOG Resources, Inc.	11,877,598

		20,751,800

	Food & Staples Retailing - 6.1%
158,942	Costco Wholesale Corp.	24,019,315
274,512	CVS Health Corp.	26,515,114
440,436	Kroger Co.	17,093,321

		67,627,750

	Food, Beverage & Tobacco - 5.9%
375,904	Altria Group, Inc.	22,971,493
83,170	Molson Coors Brewing Co. Class B	7,525,222
548,149	Mondelez International, Inc. Class A	23,625,222
83,052	Monster Beverage Corp.*	11,214,511

		65,336,448

	Health Care Equipment & Services - 6.6%
78,305	Aetna, Inc.	7,974,581
245,425	Cerner Corp.*	14,237,104
235,273	Envision Healthcare Holdings, Inc.*	5,199,533
101,215	McKesson Corp.	16,293,591
181,208	Medtronic plc	13,757,311
143,178	UnitedHealth Group, Inc.	16,488,379

		73,950,499

	Household & Personal Products - 3.2%
241,268	Colgate-Palmolive Co.	16,292,828
225,928	Estee Lauder Cos., Inc. Class A	19,260,362

		35,553,190

Hartford Core Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Insurance - 3.7%
134,648	Chubb Ltd.	$15,224,649
249,079	Marsh & McLennan Cos., Inc.	13,283,383
359,741	XL Group plc	13,044,209

		41,552,241

	Materials - 3.5%
267,621	Crown Holdings, Inc.*	12,278,451
93,941	Ecolab, Inc.	10,133,416
64,283	Sherwin-Williams Co.	16,435,235

		38,847,102

	Media - 1.7%
348,028	Comcast Corp. Class A	19,388,640

	Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
73,065	Allergan plc*	20,781,878
311,140	Bristol-Myers Squibb Co.	19,340,463
188,770	Eli Lilly & Co.	14,931,707
84,346	Gilead Sciences, Inc.	7,000,718
362,496	Merck & Co., Inc.	18,367,672

		80,422,438

	Retailing - 7.1%
22,106	AutoZone, Inc.*	16,963,923
208,297	Dollar Tree, Inc.*	16,938,712
269,312	Lowe’s Cos., Inc.	19,298,898
79,040	Signet Jewelers Ltd.	9,168,640
239,865	TJX Cos., Inc.	17,087,983

		79,458,156

	Software & Services - 16.2%
152,104	Accenture plc Class A	16,053,056
225,711	Activision Blizzard, Inc.	7,859,257
33,950	Alliance Data Systems Corp.*	6,782,871
34,276	Alphabet, Inc. Class A*	26,096,033
9,597	Alphabet, Inc. Class C*	7,130,091
236,660	Automatic Data Processing, Inc.	19,664,079
144,502	Cognizant Technology Solutions Corp. Class A*	9,148,422
111,307	Fiserv, Inc.*	10,525,190
362,118	Genpact Ltd.*	8,661,863
80,374	Intuit, Inc.	7,676,521
170,389	Jack Henry & Associates, Inc.	13,832,179
172,650	Mastercard, Inc. Class A	15,371,029
573,082	Microsoft Corp.	31,571,087

		180,371,678

	Technology Hardware & Equipment - 3.3%
231,380	Apple, Inc.	22,522,529
605,064	Cisco Systems, Inc.	14,394,473

		36,917,002

	Transportation - 0.9%
73,936	FedEx Corp.	9,824,616

	Utilities - 4.6%
302,104	American Electric Power Co., Inc.	18,419,281
180,591	NextEra Energy, Inc.	20,173,820
190,399	Pinnacle West Capital Corp.	12,625,358

		51,218,459

	Total Common Stocks (cost $1,042,996,316)	1,038,485,168

	Total Long-Term Investments (cost $1,042,996,316)	1,038,485,168

Short-Term Investments - 4.2%
	Other Investment Pools & Funds - 4.2%
46,615,634	Fidelity Money Market Class 1	46,615,634

Hartford Core Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Short-Term Investments (cost $46,615,634)		46,615,634

Total Investments (cost $1,089,611,950)^	97.4%	$1,085,100,802
Other Assets and Liabilities	2.6%	28,465,927

Total Net Assets	100.0%	$1,113,566,729

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$33,382,298
Unrealized Depreciation	(37,893,446)

Net Unrealized Depreciation	$(4,511,148)

*	Non-income producing.

Futures Contracts Outstanding at January 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 (E-Mini) Future	249	03/18/2016	$23,353,323	$24,029,745	$676,422

Total futures contracts					$676,422

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

Hartford Core Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.6%
Consumer Staples	15.2
Energy	1.9
Financials	12.9
Health Care	13.8
Industrials	9.2
Information Technology	19.5
Materials	3.5
Utilities	4.6

Total	93.2%

Short-Term Investments	4.2
Other Assets & Liabilities	2.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford Core Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$86,575,419	$86,575,419	$—	$—
Capital Goods	55,087,388	55,087,388	—	—
Commercial & Professional Services	38,327,207	38,327,207	—	—
Consumer Durables & Apparel	17,444,805	17,444,805	—	—
Consumer Services	24,082,115	24,082,115	—	—
Diversified Financials	15,748,215	15,748,215	—	—
Energy	20,751,800	20,751,800	—	—
Food & Staples Retailing	67,627,750	67,627,750	—	—
Food, Beverage & Tobacco	65,336,448	65,336,448	—	—
Health Care Equipment & Services	73,950,499	73,950,499	—	—
Household & Personal Products	35,553,190	35,553,190	—	—
Insurance	41,552,241	41,552,241	—	—
Materials	38,847,102	38,847,102	—	—
Media	19,388,640	19,388,640	—	—
Pharmaceuticals, Biotechnology & Life Sciences	80,422,438	80,422,438	—	—
Retailing	79,458,156	79,458,156	—	—
Software & Services	180,371,678	180,371,678	—	—
Technology Hardware & Equipment	36,917,002	36,917,002	—	—
Transportation	9,824,616	9,824,616	—	—
Utilities	51,218,459	51,218,459	—	—
Short-Term Investments	46,615,634	46,615,634	—	—
Futures Contracts(2)	676,422	676,422	—	—

Total	$1,085,777,224	$1,085,777,224	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Dividend and Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 97.3%
	Automobiles & Components - 1.2%
6,982,590	Ford Motor Co.	$83,372,124

	Banks - 11.3%
6,032,771	Bank of America Corp.	85,303,382
1,049,240	Bank of Nova Scotia	42,850,962
703,410	Citigroup, Inc.	29,951,198
2,948,310	JP Morgan Chase & Co.	175,424,445
1,430,221	PNC Financial Services Group, Inc.	123,928,650
822,725	US Bancorp	32,958,363
6,331,940	Wells Fargo & Co.	318,053,346

		808,470,346

	Capital Goods - 5.6%
711,545	Caterpillar, Inc.	44,286,561
1,125,160	Eaton Corp. plc	56,831,832
989,035	General Electric Co.	28,780,918
1,042,930	Honeywell International, Inc.	107,630,376
328,079	Illinois Tool Works, Inc.	29,550,075
250,180	Lockheed Martin Corp.	52,787,980
289,574	Raytheon Co.	37,134,970
515,301	United Technologies Corp.	45,186,745

		402,189,457

	Commercial & Professional Services - 1.0%
1,547,860	Nielsen Holdings plc	74,544,938

	Consumer Services - 0.6%
2,563,659	Hilton Worldwide Holdings, Inc.	45,658,767

	Diversified Financials - 3.7%
892,980	American Express Co.	47,774,430
538,730	Ameriprise Financial, Inc.	48,835,874
307,460	BlackRock, Inc.	96,622,380
645,250	Northern Trust Corp.	40,057,120
1,165,920	Synchrony Financial*	33,135,446

		266,425,250

	Energy - 8.5%
1,167,570	Anadarko Petroleum Corp.	45,640,311
1,285,720	Canadian Natural Resources Ltd.	27,334,407
1,765,430	Chevron Corp.	152,656,732
792,420	EOG Resources, Inc.	56,277,669
1,822,988	Exxon Mobil Corp.	141,919,616
1,390,120	Hess Corp.	59,080,100
1,445,890	Imperial Oil Ltd.	44,258,693
299,990	Marathon Petroleum Corp.	12,536,582
392,231	Schlumberger Ltd.	28,346,534
890,739	Total S.A. ADR	39,477,553

		607,528,197

	Food & Staples Retailing - 3.5%
173,470	Costco Wholesale Corp.	26,214,786
1,631,830	CVS Health Corp.	157,618,460
695,220	Wal-Mart Stores, Inc.	46,134,799
263,417	Walgreens Boots Alliance, Inc.	20,999,603

		250,967,648

	Food, Beverage & Tobacco - 4.4%
2,025,510	Coca-Cola Co.	86,934,889
1,640,810	Mondelez International, Inc. Class A	70,718,911
734,630	PepsiCo, Inc.	72,948,759
937,145	Philip Morris International, Inc.	84,352,422

		314,954,981

	Health Care Equipment & Services - 4.9%
1,638,000	Baxter International, Inc.	59,950,800
953,820	Cardinal Health, Inc.	77,612,334

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,751,060	Medtronic plc	$132,940,475
685,926	UnitedHealth Group, Inc.	78,991,238

		349,494,847

	Household & Personal Products - 0.8%
838,670	Colgate-Palmolive Co.	56,635,385

	Insurance - 6.7%
1,428,333	Chubb Ltd.	161,501,612
1,421,310	Marsh & McLennan Cos., Inc.	75,798,462
1,131,735	MetLife, Inc.	50,531,968
1,964,315	Principal Financial Group, Inc.	74,643,970
1,677,130	Prudential Financial, Inc.	117,533,271

		480,009,283

	Materials - 2.3%
353,810	Ball Corp.	23,645,122
870,760	Celanese Corp. Series A	55,441,289
1,589,140	International Paper Co.	54,364,480
292,660	Praxair, Inc.	29,266,000

		162,716,891

	Media - 3.4%
3,523,992	Comcast Corp. Class A	196,321,594
1,654,186	Twenty-First Century Fox, Inc. Class A	44,613,397

		240,934,991

	Pharmaceuticals, Biotechnology & Life Sciences - 11.6%
3,639,130	AstraZeneca plc ADR	117,252,769
2,218,280	Bristol-Myers Squibb Co.	137,888,285
900,883	Eli Lilly & Co.	71,259,845
1,462,937	Johnson & Johnson	152,789,140
4,883,708	Merck & Co., Inc.	247,457,484
3,423,863	Pfizer, Inc.	104,393,583

		831,041,106

	Retailing - 1.0%
705,940	Lowe’s Cos., Inc.	50,587,660
19,370	Priceline Group, Inc.*	20,628,469

		71,216,129

	Semiconductors & Semiconductor Equipment - 2.6%
5,155,760	Intel Corp.	159,931,675
568,790	Texas Instruments, Inc.	30,106,055

		190,037,730

	Software & Services - 7.8%
981,325	Accenture plc Class A	103,569,041
238,407	Alphabet, Inc. Class A*	181,511,169
5,011,932	Microsoft Corp.	276,107,334

		561,187,544

	Technology Hardware & Equipment - 4.2%
1,043,975	Apple, Inc.	101,620,527
679,210	Avnet, Inc.	27,114,063
4,180,765	Cisco Systems, Inc.	99,460,399
593,320	Motorola Solutions, Inc.	39,615,977
782,890	Western Digital Corp.	37,563,062

		305,374,028

	Telecommunication Services - 3.0%
4,290,380	Verizon Communications, Inc.	214,390,288

	Transportation - 4.3%
476,876	Canadian National Railway Co.	25,508,097
2,735,862	CSX Corp.	62,979,543
1,309,060	Delta Air Lines, Inc.	57,978,267
360,370	FedEx Corp.	47,885,966
1,263,113	United Parcel Service, Inc. Class B	117,722,132

		312,074,005

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Utilities - 4.9%
1,162,415	Dominion Resources, Inc.		$83,891,490
1,299,227	Edison International		80,292,229
297,200	Eversource Energy		15,989,360
1,862,175	Exelon Corp.		55,064,515
1,050,105	NextEra Energy, Inc.		117,307,229

			352,544,823

	Total Common Stocks (cost $5,738,392,788)		6,981,768,758

	Total Long-Term Investments (cost $5,738,392,788)		6,981,768,758

Short-Term Investments - 2.7%
	Other Investment Pools & Funds - 2.7%
195,599,850	BlackRock Liquidity Funds TempFund Portfolio		195,599,850

	Total Short-Term Investments (cost $195,599,850)		195,599,850

	Total Investments (cost $5,933,992,638)^	100.0%	$7,177,368,608
	Other Assets and Liabilities	0.0%	2,504,434

	Total Net Assets	100.0%	$7,179,873,042

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,593,739,899
Unrealized Depreciation	(350,363,929)

Net Unrealized Appreciation	$1,243,375,970

*	Non-income producing.

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The Hartford Dividend and Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.2%
Consumer Staples	8.7
Energy	8.5
Financials	21.7
Health Care	16.5
Industrials	10.9
Information Technology	14.6
Materials	2.3
Telecommunication Services	3.0
Utilities	4.9

Total	97.3%

Short-Term Investments	2.7
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford Dividend and Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$83,372,124	$83,372,124	$—	$—
Banks	808,470,346	808,470,346	—	—
Capital Goods	402,189,457	402,189,457	—	—
Commercial & Professional Services	74,544,938	74,544,938	—	—
Consumer Services	45,658,767	45,658,767	—	—
Diversified Financials	266,425,250	266,425,250	—	—
Energy	607,528,197	607,528,197	—	—
Food & Staples Retailing	250,967,648	250,967,648	—	—
Food, Beverage & Tobacco	314,954,981	314,954,981	—	—
Health Care Equipment & Services	349,494,847	349,494,847	—	—
Household & Personal Products	56,635,385	56,635,385	—	—
Insurance	480,009,283	480,009,283	—	—
Materials	162,716,891	162,716,891	—	—
Media	240,934,991	240,934,991	—	—
Pharmaceuticals, Biotechnology & Life Sciences	831,041,106	831,041,106	—	—
Retailing	71,216,129	71,216,129	—	—
Semiconductors & Semiconductor Equipment	190,037,730	190,037,730	—	—
Software & Services	561,187,544	561,187,544	—	—
Technology Hardware & Equipment	305,374,028	305,374,028	—	—
Telecommunication Services	214,390,288	214,390,288	—	—
Transportation	312,074,005	312,074,005	—	—
Utilities	352,544,823	352,544,823	—	—
Short-Term Investments	195,599,850	195,599,850	—	—

Total	$7,177,368,608	$7,177,368,608	$—	$—

(1)	For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Duration-Hedged Strategic Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
Affiliated Investment Companies - 97.0%
	Taxable Fixed Income Funds - 97.0%
1,502,417	The Hartford Strategic Income Fund		$12,274,749

	Total Affiliated Investment Companies (cost $13,509,271)		12,274,749

	Total Long-Term Investments (cost $13,509,271)		12,274,749
Short-Term Investments - 1.5%
	Other Investment Pools & Funds - 1.5%
186,015	BlackRock Liquidity Funds TempFund Portfolio		186,016

	Total Short-Term Investments (cost $186,016)		186,016

	Total Investments (cost $13,695,287)^	98.5%	$12,460,765
	Other Assets and Liabilities	1.5%	191,493

	Total Net Assets	100.0%	$12,652,258

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$0
Unrealized Depreciation	(1,234,522)

Net Unrealized Depreciation	$(1,234,522)

Futures Contracts Outstanding at January 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury 10-Year Note Future	25	03/21/2016	$3,156,707	$3,239,453	$(82,746)
U.S. Treasury 2-Year Note Future	12	03/31/2016	2,610,370	2,623,500	(13,130)
U.S. Treasury 5-Year Note Future	27	03/31/2016	3,205,144	3,258,141	(52,997)
U.S. Treasury CME Ultra Long Term Bond Future	1	03/21/2016	157,759	166,187	(8,428)
U.S. Treasury Long Bond Future	10	03/21/2016	1,535,731	1,610,313	(74,582)

Total					$(231,883)

Total futures contracts					$(231,883)

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

Hartford Duration-Hedged Strategic Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Composition by Investments

as of January 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Strategic Income Fund	97.0%
BlackRock Liquidity Funds TempFund Portfolio	1.5
Other Assets & Liabilities	1.5

Total	100.0%

Hartford Duration-Hedged Strategic Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$12,274,749	$12,274,749	$—	$—
Short-Term Investments	186,016	186,016	—	—

Total	$12,460,765	$12,460,765	$—	$—

Liabilities
Futures Contracts(2)	$(231,883)	$(231,883)	$—	$—

Total	$(231,883)	$(231,883)	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Emerging Markets Equity Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.1%
	Brazil - 5.5%
167,447	Banco do Brasil S.A.	$579,814
405,461	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,040,060
54,300	Braskem S.A. Class A, (Preference Shares)	325,816
52,887	Cia Energetica de Minas Gerais ADR	78,273
54,000	Cia Energetica de Sao Paulo Class B, (Preference Shares)	178,074
47,642	Fibria Celulose S.A.	524,803
49,103	Itau Unibanco Holding S.A. (Preference Shares)	306,295
320,191	JBS S.A.	864,559
53,104	MRV Engenharia e Participacoes S.A.	121,481
57,031	Smiles S.A.	406,081
90,188	Sul America S.A. UNIT	407,445
72,600	Suzano Papel e Celulose S.A. Class A, (Preference Shares)	289,507

		5,122,208

	Cayman Islands - 0.4%
37,722	Chlitina Holding Ltd.	371,849

	Chile - 0.4%
28,734	Enersis S.A. ADR	338,774

	China - 18.5%
723,547	Agile Property Holdings Ltd.	347,622
2,008,473	Agricultural Bank of China Ltd. Class H	716,940
2,158	Baidu, Inc. ADR*	352,337
796,273	Bank of China Ltd. Class H	311,797
2,219,423	Bank of Communications Co., Ltd. Class H	1,356,910
1,779,115	China Cinda Asset Management Co., Ltd. Class H	559,822
4,090,260	China Construction Bank Corp. Class H	2,497,082
179,186	China Galaxy Securities Co., Ltd. Class H	132,555
2,143,763	China Telecom Corp. Ltd. Class H	1,008,307
262,500	Chongqing Rural Commercial Bank Co., Ltd. Class H	134,360
417,800	CNOOC Ltd.	425,835
627,522	Dongfeng Motor Group Co., Ltd. Class H	747,030
1,203,915	Evergrande Real Estate Group Ltd.	797,905
2,015,870	Industrial & Commercial Bank of China Ltd. Class H	1,049,141
15,338	JinkoSolar Holding Co., Ltd. ADR*	315,656
472,161	KWG Property Holding Ltd.	299,297
112,500	Longfor Properties Co., Ltd.	143,724
9,920	NetEase, Inc. ADR	1,548,909
12,504	New Oriental Education & Technology Group, Inc. ADR	392,751
1,106,179	People’s Insurance Co. Group of China Ltd. Class H	443,719
2,218,782	Shui On Land Ltd.	541,069
1,386,827	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	562,340
122,318	Tencent Holdings Ltd.	2,297,950
1,155,152	Universal Health International Group Holding Ltd.	144,932
10,125	Zhuzhou CSR Times Electric Co., Ltd. Class H	52,243

		17,180,233

	Colombia - 1.8%
6,040	Bancolombia S.A. ADR	178,180
485,244	Ecopetrol S.A.	152,262
201,518	Ecopetrol S.A. ADR	1,297,776

		1,628,218

	Greece - 0.7%
57,755	Motor Oil Hellas Corinth Refineries S.A.	622,289

	Hong Kong - 4.7%
372,186	Belle International Holdings Ltd.	250,765
240,489	China Everbright Ltd.	500,036
364,013	China High Speed Transmission Equipment Group Co., Ltd.*	280,803
213,400	China Mobile Ltd.	2,344,023
444,812	China Power International Development Ltd.	198,668
57,104	China Unicom Hong Kong Ltd.	63,266
657,809	Ju Teng International Holdings Ltd.	259,458

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

3,176,741	Yuexiu Property Co., Ltd.	$462,009

		4,359,028

	Hungary - 0.2%
9,468	Richter Gedeon Nyrt	184,774

	India - 9.6%
436,462	Allahabad Bank	347,768
321,800	Ashok Leyland Ltd.	427,710
54,229	Aurobindo Pharma Ltd.	670,853
28,292	Bajaj Auto Ltd.	980,988
74,971	Bharat Petroleum Corp. Ltd.	988,195
3,809	Ceat Ltd.	53,116
3,862	Force Motors Ltd.	157,074
20,383	HCL Technologies Ltd.	261,490
51,415	Hexaware Technologies Ltd.	175,688
14,446	Hindustan Petroleum Corp. Ltd.	174,366
53,428	Infosys Ltd.	918,454
176,709	JSW Energy Ltd.	201,009
8,589	Mindtree Ltd.	186,764
821	MRF Ltd.	432,508
56,138	Power Finance Corp. Ltd.	146,121
391,968	Punjab National Bank	532,771
162,996	Rural Electrification Corp. Ltd.	465,782
94,833	Sun TV Network Ltd.	532,656
9,400	Tata Elxsi Ltd.	290,965
100,166	Union Bank of India	194,728
26,201	WNS Holdings Ltd. ADR*	751,707

		8,890,713

	Indonesia - 3.2%
7,217,028	Telekomunikasi Indonesia Persero Tbk PT	1,770,619
777,453	United Tractors Tbk PT	993,636
1,945,453	Vale Indonesia Tbk PT*	207,530

		2,971,785

	Malaysia - 3.3%
510,573	MISC Bhd	1,081,100
857,230	My EG Services Bhd	473,762
86,867	Petronas Dagangan Bhd	533,955
307,342	Tenaga Nasional Bhd	1,008,286

		3,097,103

	Mexico - 5.7%
81,487	El Puerto de Liverpool S.A.B. de C.V. Class C1	972,889
83,895	Gruma S.A.B. de C.V. Class B	1,264,594
116,122	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	977,940
317,099	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	756,831
541,728	Wal-Mart de Mexico S.A.B. de C.V.	1,359,864

		5,332,118

	Philippines - 0.4%
9,840	Globe Telecom, Inc.	386,651

	Poland - 0.3%
212,422	Polskie Gornictwo Naftowe i Gazownictwo S.A.	271,113

	Qatar - 0.5%
27,643	Barwa Real Estate Co.	246,264
20,663	Commercial Bank QSC	226,827

		473,091

	Russia - 3.0%
33,900	Gazprom Neft OAO ADR	327,135
321,201	Gazprom PAO ADR	1,160,454
22,537	Lukoil PJSC ADR	766,732
15,589	MMC Norilsk Nickel PJSC ADR	179,741
58,684	Sberbank of Russia PJSC ADR	325,696

		2,759,758

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	South Africa - 6.7%
10,420	Capitec Bank Holdings Ltd.	$317,351
188,251	Kumba Iron Ore Ltd.	415,290
66,871	Mondi Ltd.	1,106,503
15,613	MTN Group Ltd.	137,971
2,750	Naspers Ltd. Class N	347,526
68,554	Resilient REIT Ltd.	512,051
31,201	Sasol Ltd.	820,790
74,276	SPAR Group Ltd.	858,929
140,708	Telkom S.A. SOC Ltd.	569,909
122,919	Truworths International Ltd.	763,423
45,097	Vodacom Group Ltd.	413,760

		6,263,503

	South Korea - 17.3%
10,988	BNK Financial Group, Inc.*	83,053
10,762	GS Retail Co., Ltd.*	590,265
45,027	Hana Financial Group, Inc.	810,294
17,542	Hanwha Corp.*	541,119
7,116	Hyosung Corp.*	651,717
4,841	Hyundai Development Co-Engineering & Construction*	183,975
2,859	Hyundai Mobis Co., Ltd.*	621,121
10,622	Hyundai Motor Co.	1,191,072
47,243	Industrial Bank of Korea*	457,096
30,689	JB Financial Group Co., Ltd.*	132,622
54,395	KB Financial Group, Inc.	1,391,414
33,583	Kia Motors Corp.	1,275,075
24,629	Korea Electric Power Corp.*	1,081,170
4,939	KT&G Corp.	426,380
333	LG Chem Ltd.	83,327
1,522	Lotte Chemical Corp.*	353,985
3,416	OCI Materials Co., Ltd.*	319,171
3,935	Samsung Electronics Co., Ltd.	3,806,925
19,117	Shinhan Financial Group Co., Ltd.	617,916
3,057	SK Holdings Co., Ltd.*	604,625
19,622	SK Hynix, Inc.	452,896
56,664	Woori Bank	418,832

		16,094,050

	Taiwan - 11.0%
87,309	Catcher Technology Co., Ltd.	649,605
1,215,218	Cathay Financial Holding Co., Ltd.	1,327,172
613,954	E.Sun Financial Holding Co., Ltd.	318,662
716,382	Fubon Financial Holding Co., Ltd.	790,967
901,038	Hon Hai Precision Industry Co., Ltd.	2,119,786
32,000	Hota Industrial Manufacturing Co., Ltd.	134,501
1,652,202	Innolux Corp.	472,215
671,506	Pegatron Corp.	1,534,507
207,824	Radiant Opto-Electronics Corp.	406,261
50,412	Shin Zu Shing Co., Ltd.	188,360
14,694	Silicon Motion Technology Corp. ADR	456,836
411,800	Taiwan Semiconductor Manufacturing Co., Ltd.	1,773,181

		10,172,053

	Thailand - 1.7%
128,703	Bangkok Bank PCL	556,520
378,986	PTT Global Chemical PCL	570,083
72,381	PTT PCL	478,050

		1,604,653

	Turkey - 2.4%
963,882	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	844,140
208,009	Eregli Demir ve Celik Fabrikalari T.A.S.	218,353
51,800	TAV Havalimanlari Holding AS	307,407
9,446	Tupras Turkiye Petrol Rafinerileri AS*	240,114
123,902	Turk Hava Yollari AO*	307,677

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

104,732	Turkiye Garanti Bankasi AS		$264,667

			2,182,358

	United Arab Emirates - 0.8%
632,968	DAMAC Properties Dubai Co. PJSC		399,586
84,749	Emirates Telecommunications Group Co. PJSC		378,431

			778,017

	Total Common Stocks (cost $107,975,145)		91,084,339

Warrants - 0.0%
	Thailand - 0.0%
1	Jasmine International PCL, Expires 7/5/20*		—

	Total Warrants (cost $—)		—

	Total Long-Term Investments (cost $107,975,145)		91,084,339

Short-Term Investments - 1.0%
	Other Investment Pools & Funds - 1.0%
882,194	BlackRock Liquidity Funds TempFund Portfolio		882,194

	Total Short-Term Investments (cost $882,194)		882,194

	Total Investments (cost $108,857,339)^	99.1%	$91,966,533
	Other Assets and Liabilities	0.9%	841,723

	Total Net Assets	100.0%	$92,808,256

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$2,975,413
Unrealized Depreciation	(19,866,219)

Net Unrealized Depreciation	$(16,890,806)

*	Non-income producing.

Futures Contracts Outstanding at January 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EMG (mini MSCI) Index Future	36	03/18/2016	$1,425,302	$1,346,040	$(79,262)

Total futures contracts					$(79,262)

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

Hartford Emerging Markets Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.0%
Consumer Staples	6.9
Energy	9.1
Financials	26.3
Health Care	1.0
Industrials	6.4
Information Technology	21.1
Materials	6.3
Telecommunication Services	7.6
Utilities	3.4

Total	98.1%

Short-Term Investments	1.0
Other Assets & Liabilities	0.9

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of January 31, 2016

Description	Percentage of Net Assets
Brazilian Real	5.4%
Colombian Peso	0.2
Euro	0.7
Hong Kong Dollar	20.4
Hungarian Forint	0.2
Indian Rupee	8.8
Indonesian Rupiah	3.2
Malaysian Ringgit	3.3
Mexican Peso	5.7
Philippine Peso	0.4
Polish Zloty	0.3
Qatari Riyal	0.5
South African Rand	6.7
South Korean Won	17.3
Taiwanese Dollar	10.9
Thai Baht	1.7
Turkish Lira	2.4
United Arab Emirates Dirham	0.8
United States Dollar	10.2
Other Assets & Liabilities	0.9

Total	100.0%

Hartford Emerging Markets Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Brazil	$5,122,208	$5,122,208	$—	$—
Cayman Islands	371,849	—	371,849	—
Chile	338,774	338,774	—	—
China	17,180,233	2,609,653	14,570,580	—
Colombia	1,628,218	1,628,218	—	—
Greece	622,289	—	622,289	—
Hong Kong	4,359,028	—	4,359,028	—
Hungary	184,774	—	184,774	—
India	8,890,713	751,707	8,139,006	—
Indonesia	2,971,785	—	2,971,785	—
Malaysia	3,097,103	533,955	2,563,148	—
Mexico	5,332,118	5,332,118	—	—
Philippines	386,651	—	386,651	—
Poland	271,113	—	271,113	—
Qatar	473,091	—	473,091	—
Russia	2,759,758	1,599,304	1,160,454	—
South Africa	6,263,503	—	6,263,503	—
South Korea	16,094,050	426,380	15,667,670	—
Taiwan	10,172,053	456,836	9,715,217	—
Thailand	1,604,653	1,048,133	556,520	—
Turkey	2,182,358	—	2,182,358	—
United Arab Emirates	778,017	378,431	399,586	—
Warrants	—	—	—	—
Short-Term Investments	882,194	882,194	—	—

Total	$91,966,533	$21,107,911	$70,858,622	$—

Liabilities
Futures Contracts(2)	$(79,262)	$(79,262)	$—	$—

Total	$(79,262)	$(79,262)	$—	$—

(1) For the period ended January 31, 2016, investments valued at $2,241,553 were transferred from Level 1 to Level 2, and investments valued at $570,083 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Corporate Bonds - 25.8%
	Argentina - 0.8%
$ 462,000	Aeropuertos Argentina 2000 SA 10.75%, 12/01/2020(1)	$487,410
250,000	Banco Hipotecario S.A. 9.75%, 11/30/2020(2)	257,500
470,000	YPF S.A. 8.75%, 04/04/2024(2)	450,119

		1,195,029

	Azerbaijan - 0.1%
260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(1)	212,810

	Barbados - 0.3%
500,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	501,250

	Bermuda - 1.2%
820,000	Digicel Group Ltd. 7.13%, 04/01/2022(1)	611,310
215,000	GCX Ltd. 7.00%, 08/01/2019(1)	197,499
795,000	Inkia Energy Ltd. 8.38%, 04/04/2021(1)	759,225
430,000	Kosmos Energy Ltd. 7.88%, 08/01/2021(2)	319,275

		1,887,309

	Brazil - 0.2%
525,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041(1)	359,625

	British Virgin Islands - 2.3%
500,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019(1)(3)(4)	501,267
525,000	CNPC General Capital Ltd. 3.40%, 04/16/2023(1)	514,950
450,000	FPC Treasury Ltd. 4.50%, 04/16/2023(1)	446,851
725,000	HLP Finance Ltd. 4.75%, 06/25/2022(1)	762,918
970,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(1)	940,939
380,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/27/2020(1)	366,700

		3,533,625

	Cayman Islands - 3.2%
515,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021	508,493
410,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017(1)	428,450
360,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019(1)	304,317
320,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024(1)	256,000
475,000	Emirates NBD Tier 1 Ltd. 5.75%, 05/30/2019(1)(3)(4)	452,675
425,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019(1)	432,091
300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(1)	310,818
480,000	Longfor Properties Co., Ltd. 6.88%, 10/18/2019(1)	499,200
480,000	MAF Global Securities Ltd. 7.13%, 10/29/2018(1)(3)(4)	484,522

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 245,000	Marfrig Overseas Ltd. 9.50%, 05/04/2020(1)	$238,263
	Semiconductor Manufacturing International Corp.
260,000	4.13%,10/07/2019(2)	261,352
200,000	4.13%,10/07/2019(1)	201,040
275,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022(1)	291,008
400,000	UOB Cayman Ltd. 5.80%, 03/15/2016(1)(3)(4)	401,375

		5,069,604

	Chile - 0.6%
495,000	Cencosud S.A. 5.15%, 02/12/2025(2)	452,032
	Empresa Electrica Angamos S.A.
230,000	4.88%,05/25/2029(2)	199,119
350,000	4.88%,05/25/2029(1)	303,008

		954,159

	China - 0.3%
425,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	434,126

	Colombia - 1.3%
515,000	Banco de Bogota S.A. 5.38%, 02/19/2023(1)	503,876
500,000	Colombia Telecomunicaciones S.A. ESP 8.50%, 03/30/2020(2)(3)(4)	411,350
COP 2,406,000,000	Emgesa S.A. ESP 8.75%, 01/25/2021(1)	706,403
$ 280,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021(1)	276,360
COP 280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(2)	69,801
448,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/2021(1)	130,586

		2,098,376

	Croatia - 0.1%
$ 205,000	Hrvatska Elektropivreda 5.88%, 10/23/2022(2)	208,331

	Hong Kong - 0.4%
635,000	Bank of East Asia Ltd. 4.25%, 11/20/2024(1)(4)	630,582

	India - 1.7%
500,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	487,854
485,000	ICICI Bank Ltd. 6.38%, 04/30/2022(1)(4)	488,709
505,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(1)	552,449
430,000	NTPC Ltd. 4.38%, 11/26/2024(1)	438,841
510,000	ONGC Videsh Ltd. 3.75%, 05/07/2023(1)	494,404
275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(2)	249,362

		2,711,619

	Ireland - 0.5%
350,000	Borets Finance Ltd. 7.63%, 09/26/2018(1)	281,575
490,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020(1)	488,383

		769,958

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Kazakhstan - 1.1%
$ 495,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021(1)	$495,148
728,000	KazMunayGas National Co. JSC 7.00%, 05/05/2020(1)	733,460
565,000	Nostrum Oil & Gas Finance B.V. 6.38%, 02/14/2019(1)	413,863

		1,642,471

	Luxembourg - 1.9%
475,000	Altice Finco S.A. 8.13%, 01/15/2024(1)	456,000
ZAR 475,000	European Investment Bank 0.00%, 12/31/2018(5)	23,482
$ 415,000	Gazprom Neft OAO Via GPN Capital S.A. 4.38%, 09/19/2022(1)	363,125
385,000	MHP S.A. 8.25%, 04/02/2020(1)	329,175
300,000	Millicom International Cellular S.A. 6.00%, 03/15/2025(2)	254,970
375,000	Offshore Drilling Holding S.A. 8.38%, 09/20/2020(1)	236,250
580,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	435,725
860,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	824,637

		2,923,364

	Mexico - 2.8%
250,000	Alpek S.A.B. de C.V. 5.38%, 08/08/2023(1)	253,125
490,000	Axtel S.A.B. de C.V. 9.00%, 09/22/2019(1)	502,250
865,000	BBVA Bancomer S.A. 6.01%, 05/17/2022(1)(4)	854,101
505,000	Credito Real S.A.B. de C.V. 7.50%, 03/13/2019(1)	493,637
220,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	217,501
310,000	Mexichem S.A.B. de C.V. 6.75%, 09/19/2042(1)	280,550
MXN 37,500,000	Petroleos Mexicanos 7.47%, 11/12/2026	1,819,259

		4,420,423

	Morocco - 0.2%
$ 295,000	OCP S.A. 6.88%, 04/25/2044(1)	276,562

	Netherlands - 2.1%
450,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(2)	276,750
365,000	FBN Finance Co. B.V. 8.00%, 07/23/2021(2)(4)	273,757
440,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(1)	471,560
440,000	Listrindo Capital B.V. 6.95%, 02/21/2019(1)	446,600
250,000	Marfrig Holdings Europe B.V. 8.38%, 05/09/2018(1)	240,000
	Myriad International Holdings B.V.
430,000	5.50%, 07/21/2025(2)	409,248
330,000	5.50%, 07/21/2025(1)	314,074
40,000	Petrobras Global Finance B.V. 4.88%, 03/17/2020	30,150
885,000	VTR Finance B.V. 6.88%, 01/15/2024(1)	825,263

		3,287,402

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Peru - 0.7%
$ 506,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026(1)(4)	536,866
	Union Andina de Cementos SAA
150,000	5.88%, 10/30/2021(1)	144,300
400,000	5.88%, 10/30/2021(2)	$384,800

		1,065,966

	Philippines - 0.3%
500,000	SM Investments Corp. 4.88%, 06/10/2024(1)	510,212

	Singapore - 1.0%
230,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/2024(1)	192,970
500,000	STATS ChipPAC Ltd. 8.50%, 11/24/2020(2)	473,106
465,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020(1)	432,093
390,000	United Overseas Bank Ltd. 3.75%, 09/19/2024(1)(4)	400,690

		1,498,859

	South Africa - 0.1%
	Eskom Holdings SOC Ltd.
ZAR 2,060,000	0.00%, 08/18/2027(5)	25,910
700,000	0.00%, 12/31/2032(5)	5,432
1,000,000	Transnet SOC Ltd. 10.00%, 03/30/2029(1)	54,730

		86,072

	South Korea - 0.4%
	Woori Bank
$ 200,000	4.75%, 04/30/2024(1)	207,554
385,000	4.75%, 04/30/2024(2)	399,541

		607,095

	Thailand - 0.7%
225,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024(1)(4)	231,541
250,000	Krung Thai Bank PCL/Singapore 7.38%, 10/10/2016(1)(3)(4)	252,520
	PTT Exploration & Production PCL
435,000	4.88%, 06/18/2019(2)(3)(4)	405,095
200,000	4.88%, 12/29/2049(1)(3)(4)	186,250

		1,075,406

	Turkey - 0.7%
545,000	Turkiye Sinai Kalkinma Bankasi A/S 5.38%, 10/30/2019(1)	552,641
570,000	Yasar Holdings A/S 8.88%, 05/06/2020(2)	579,291

		1,131,932

	United Arab Emirates - 0.1%
210,000	DP World Ltd. 6.85%, 07/02/2037(1)	199,553

	United Kingdom - 0.2%
ZAR 550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	22,678
$ 340,000	Tullow Oil PLC 6.25%, 04/15/2022(1)	213,350

		236,028

	United States - 0.5%
470,000	Cemex Finance LLC 9.38%, 10/12/2022(1)	474,559

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 340,000	Southern Copper Corp. 6.75%, 04/16/2040	$286,438

		760,997

	Total Corporate Bonds (cost $44,388,791)	40,288,745

Foreign Government Obligations - 69.3%
	Argentina - 0.2%
305,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	313,434

	Brazil - 8.7%
	Brazil Letras do Tesouro Nacional
BRL 12,681,000	0.00%, 01/01/2018(5)	2,432,803
6,773,000	0.00%, 07/01/2018(5)	1,204,885
34,034,000	0.00%, 01/01/2019(5)	5,613,687
5,016,000	0.00%, 07/01/2019(5)	766,915
	Brazil Notas do Tesouro Nacional Series F
6,723,000	10.00%, 01/01/2018	1,553,867
2,088,000	10.00%, 01/01/2023	407,200
9,262,000	10.00%, 01/01/2025	1,696,125

		13,675,482

	Bulgaria - 0.5%
EUR 680,000	Bulgaria Government International Bond 2.95%, 09/03/2024(1)	767,046

	Chile - 0.1%
CLP 82,500,000	Chile Government International Bond 5.50%, 08/05/2020	117,956

	Colombia - 3.2%
	Colombian TES
COP 1,949,900,000	7.00%, 09/11/2019	579,373
2,471,500,000	7.00%, 05/04/2022	699,439
6,755,200,000	7.50%, 08/26/2026	1,857,712
4,412,800,000	7.75%, 09/18/2030	1,173,534
1,945,400,000	11.00%, 07/24/2020	657,702
179,800,000	11.25%, 10/24/2018	59,548

		5,027,308

	Hungary - 6.1%
	Hungary Government Bond
HUF 389,100,000	3.50%, 06/24/2020	1,433,764
149,300,000	4.00%, 04/25/2018	545,559
164,180,000	5.50%, 12/20/2018	629,822
112,050,000	6.00%, 11/24/2023	471,996
244,520,000	6.50%, 06/24/2019	978,525
78,670,000	6.75%, 02/24/2017	289,769
156,020,000	7.00%, 06/24/2022	678,690
1,049,940,000	7.50%, 11/12/2020	4,523,401

		9,551,526

	Indonesia - 7.0%
	Indonesia Treasury Bond
IDR19,412,000,000	6.63%, 05/15/2033	1,127,516
9,228,000,000	7.00%, 05/15/2027	585,949
21,262,000,000	8.25%, 07/15/2021	1,542,224
14,669,000,000	8.25%, 06/15/2032	1,010,793
35,438,000,000	8.38%, 03/15/2024	2,576,671
12,183,000,000	8.38%, 09/15/2026	887,807
24,498,000,000	8.38%, 03/15/2034	1,714,273
21,175,000,000	9.00%, 03/15/2029	1,578,510

		11,023,743

	Malaysia - 2.7%
	Malaysia Government Bond
MYR 1,440,000	3.65%, 10/31/2019	350,261
2,910,000	3.76%, 03/15/2019	711,238
5,765,000	3.84%, 04/15/2033	1,295,704

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

MYR 2,461,000	4.26%, 09/15/2016	$599,073
5,090,000	4.50%, 04/15/2030	1,257,101

		4,213,377

	Mexico - 11.8%
	Mexican Bonos
MXN 5,283,300	5.00%, 12/11/2019	290,664
14,081,400	5.75%, 03/05/2026	755,507
23,106,000	6.50%, 06/10/2021	1,336,332
11,073,900	6.50%, 06/09/2022	638,167
22,045,400	7.50%, 06/03/2027	1,334,203
18,266,800	7.75%, 11/23/2034	1,113,331
5,077,000	7.75%, 11/13/2042	308,741
5,582,300	8.00%, 12/07/2023	348,247
57,141,100	8.50%, 12/13/2018	3,476,267
7,832,900	8.50%, 05/31/2029	509,691
8,460,900	8.50%, 11/18/2038	553,328
30,878,300	10.00%, 12/05/2024	2,176,005
	Mexican Udibonos
34,023,415	2.50%, 12/10/2020(6)	1,863,927
29,657,902	4.00%, 06/13/2019(6)	1,718,432
31,265,622	4.50%, 12/04/2025(6)	1,911,454
1,017,538	4.50%, 11/22/2035(6)	62,441

		18,396,737

	Peru - 2.0%
	Peru Government Bond
PEN 3,606,000	5.70%, 08/12/2024	934,708
2,143,000	6.85%, 02/12/2042	531,516
1,995,000	6.90%, 08/12/2037	506,860
3,865,000	6.95%, 08/12/2031	1,013,786
414,000	8.20%, 08/12/2026	124,133

		3,111,003

	Poland - 12.1%
	Poland Government Bond
PLN 8,550,000	1.50%, 04/25/2020	2,039,443
16,500,000	1.75%, 01/25/2019(4)	4,041,386
6,775,000	1.75%, 01/25/2024(4)	1,589,839
2,475,000	2.50%, 07/25/2026	571,023
3,400,000	3.25%, 07/25/2019	871,025
7,865,000	3.25%, 07/25/2025	1,971,873
11,655,000	4.00%, 10/25/2023	3,085,794
2,400,000	4.75%, 04/25/2017	611,897
7,600,000	5.25%, 10/25/2017	1,982,749
2,775,000	5.50%, 10/25/2019	767,395
270,000	5.75%, 10/25/2021	77,792
3,365,000	5.75%, 09/23/2022	980,163
1,325,000	5.75%, 04/25/2029	406,904

		18,997,283

	Romania - 1.0%
	Romania Government Bond
RON 2,650,000	3.25%, 01/17/2018	654,167
1,075,000	4.75%, 02/24/2025	280,670
580,000	5.60%, 11/28/2018	153,208
960,000	5.85%, 04/26/2023	266,473
580,000	5.95%, 06/11/2021	160,837

		1,515,355

	Russia - 2.8%
	Russian Federal Bond - OFZ
RUB 98,050,000	6.40%, 05/27/2020	1,136,277
28,790,000	7.00%, 01/25/2023	324,670
141,095,000	7.05%, 01/19/2028	1,498,820
38,975,000	7.60%, 04/14/2021	465,963
81,165,000	7.60%, 07/20/2022	951,548

		4,377,278

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	South Africa - 4.8%
	South Africa Government Bond
ZAR 10,917,218	6.25%, 03/31/2036		$478,439
5,410,000	6.50%, 02/28/2041		235,843
36,650,000	7.00%, 02/28/2031		1,835,014
32,960,000	8.00%, 01/31/2030		1,829,422
14,725,000	8.25%, 03/31/2032		820,863
5,940,000	8.50%, 01/31/2037		329,845
29,020,000	10.50%, 12/21/2026		1,986,336

			7,515,762

	Thailand - 2.4%
	Thailand Government Bond
THB 26,176,474	1.25%, 03/12/2028(1)(6)		644,360
17,935,000	3.63%, 06/16/2023		550,494
45,565,000	3.65%, 12/17/2021		1,392,853
11,370,000	3.78%, 06/25/2032		351,966
26,555,000	3.85%, 12/12/2025		839,426

			3,779,099

	Turkey - 3.7%
	Turkey Government Bond
TRY 2,675,000	7.10%, 03/08/2023		748,938
2,700,000	8.00%, 03/12/2025		779,233
1,330,000	8.80%, 11/14/2018		430,419
3,265,000	8.80%, 09/27/2023		1,001,947
4,170,000	9.00%, 07/24/2024		1,296,600
4,600,000	10.40%, 03/20/2024		1,539,247

			5,796,384

	Uruguay - 0.2%
UYU 8,661,122	Uruguay Government International Bond 4.38%, 12/15/2028(6)		247,939

	Total Foreign Government Obligations (cost $121,624,943)		108,426,712

Convertible Bonds - 0.1%
	Construction Materials - 0.1%
$ 244,000	Cemex S.A.B. de C.V. 3.75%, 03/15/2018		206,028

	Total Convertible Bonds (cost $207,107)		206,028

	Total Long-Term Investments (cost $166,220,841)		148,921,485
	Total Investments Excluding Purchased Options (cost $166,220,841)	95.2%	$148,921,485
	Total Purchased Options (cost $522,407)	0.3%	$440,208

	Total Investments (cost $166,743,248)^	95.5%	$149,361,693
	Other Assets and Liabilities	4.5%	7,112,603

	Total Net Assets	100.0%	$156,474,296

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,270,434
Unrealized Depreciation	(18,651,989)

Net Unrealized Depreciation	$(17,381,555)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $31,068,304, which represents 19.9% of total net assets.
(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $7,570,213, which represents 4.8% of total net assets.
(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(5)	Security is a zero-coupon bond.
(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/INR Put	CBK	67.32 USD per INR	03/03/16	USD	1,638,000	$27,150	$16,759	$10,391
USD Call/KRW Put	BOA	1,164.00 USD per KRW	04/06/16	USD	2,033,000	88,769	72,808	15,961
USD Call/PHP Put	JPM	49.30 USD per PHP	03/28/16	USD	4,356,000	15,442	41,818	(26,376)
USD Call/PLN Put	DEUT	4.02 USD per PLN	05/24/16	USD	1,936,000	69,131	65,302	3,829

Total Calls					9,963,000	$200,492	$196,687	$3,805

Puts
USD Put/IDR Call	DEUT	13,555.00 USD per IDR	06/03/16	USD	1,870,000	$22,418	$23,525	$(1,107)
USD Put/MYR Call	JPM	3.86 USD per MYR	03/28/16	USD	2,178,000	3,160	36,154	(32,994)
USD Put/TRY Call	CBK	2.84 USD per TRY	04/26/16	USD	4,020,000	13,266	44,220	(30,954)
USD Put/ZAR Call	DEUT	15.11 USD per ZAR	06/20/16	USD	1,789,000	26,636	69,305	(42,669)

Total Puts					9,857,000	$65,480	$173,204	$(107,724)

Total purchased option contracts					19,820,000	$265,972	$369,891	$(103,919)

Written option contracts:
Calls
USD Call/INR Put	CBK	68.68 USD per INR	07/06/16	USD	(1,638,000)	$(44,115)	$(34,089)	$(10,026)
USD Call/KRW Put	JPM	1,179.00 USD per KRW	02/04/16	USD	(2,033,000)	(52,009)	(32,935)	(19,074)
USD Call/MYR Put	JPM	4.56 USD per MYR	03/28/16	USD	(2,178,000)	(5,268)	(43,124)	37,856
USD Call/MYR Put	GSC	4.59 USD per MYR	07/27/16	USD	(1,950,000)	(24,188)	(20,130)	(4,058)
USD Call/PLN Put	GSC	4.02 USD per PLN	02/16/16	USD	(1,936,000)	(37,792)	(18,314)	(19,478)

Total Calls					(9,735,000)	$(163,372)	$(148,592)	$(14,780)

Puts
USD Put/BRL Call	BOA	3.91 USD per BRL	03/10/16	USD	(1,604,000)	$(16,354)	$(15,852)	$(502)
USD Put/IDR Call	MSC	13,555.00 USD per IDR	03/30/16	USD	(1,631,000)	(14,105)	(7,258)	(6,847)
USD Put/MYR Call	BOA	4.27 USD per MYR	03/28/16	USD	(2,178,000)	(85,800)	(25,047)	(60,753)
USD Put/MYR Call	GSC	4.05 USD per MYR	07/27/16	USD	(1,950,000)	(42,268)	(26,861)	(15,407)
USD Put/PHP Call	BOA	47.54 USD per PHP	03/28/16	USD	(4,356,000)	(27,243)	(15,168)	(12,075)
USD Put/RUB Call	CBK	68.90 USD per RUB	03/18/16	USD	(3,378,000)	(21,575)	(58,912)	37,337
USD Put/TRY Call	BOA	2.97 USD per TRY	02/11/16	USD	(4,020,000)	(33,982)	(22,786)	(11,196)

Total Puts					(19,117,000)	$(241,327)	$(171,884)	$(69,443)

Total written option contracts					(28,852,000)	$(404,699)	$(320,476)	$(84,223)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$21,242	$19,638	$1,604
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	41,672	38,846	2,826

Total Calls					3,103,640,000	$62,914	$58,484	$4,430

Puts
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$18,244	$19,638	$(1,394)
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	37,206	38,847	(1,641)
Interest Rate Swaption USD	GSC	2.25%	07/27/16	USD	6,025,000	55,872	35,547	20,325

Total Puts					3,109,665,000	$111,322	$94,032	$17,290

Total purchased swaption contracts					6,213,305,000	$174,236	$152,516	$21,720

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption USD	GSC	2.50% USD	07/27/16	USD	(6,025,000)	$(28,638)	$(8,435)	$(20,203)

Total written swaption contracts					(6,025,000)	$(28,638)	$(8,435)	$(20,203)

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Euro-Bund Future	4	03/08/2016	$694,477	$707,828	$(13,351)
U.S. Treasury 10-Year Note Future	4	03/21/2016	507,125	518,313	(11,188)
U.S. Treasury 5-Year Note Future	32	03/31/2016	3,808,198	3,861,500	(53,302)

Total					$(77,841)

Total futures contracts					$(77,841)

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016
Counter- party	Payments made by Fund	Payments received by Fund		Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	$—	$—	$(24,436)	$(24,436)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	2,661	2,661
BCLY	2.72% Fixed	6M PLN WIBOR	PLN	6,545,000	12/16/25	—	—	(54,754)	(54,754)
BOA	1M MXIBTIIE	6.65% Fixed	MXN	15,975,000	12/06/23	—	—	55,169	55,169
BOA	3M Banco Central De La Republica	6.31% Fixed	COP	463,050,000	10/22/20	—	—	(3,469)	(3,469)
BOA	5.19% Fixed	3M Banco Central De La Republica	COP	1,202,275,000	12/16/19	—	—	15,245	15,245
BOA	5.62% Fixed	3M Banco Central De La Republica	COP	1,066,390,000	10/22/17	—	—	3,502	3,502
BOA	BZDIOVRA	12.32% Fixed	BRL	2,880,798	01/02/18	—	—	(48,112)	(48,112)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,872,880	01/02/23	—	—	(301,611)	(301,611)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

DEUT	2.68% Fixed	6M PLN WIBOR	PLN	2,105,000	07/13/25	$—	$—	$(23,889)	$(23,889)
DEUT	6M PLN WIBOR	2.28% Fixed	PLN	1,280,000	06/17/25	—	—	3,626	3,626
DEUT	6M PLN WIBOR	2.14% Fixed	PLN	1,600,000	06/17/25	—	—	(564)	(564)
DEUT	6M THBFIX	1.82% Fixed	THB	72,675,000	09/17/24	—	—	219,945	219,945
DEUT	Brazil Cetip Interbank Deposit Rate	16.49% Fixed	BRL	4,982,484	01/02/19	—	—	32,867	32,867
DEUT	BZDIOVRA	10.61% Fixed	BRL	346,687	01/02/17	—	—	(2,228)	(2,228)
DEUT	BZDIOVRA	10.50% Fixed	BRL	333,245	01/02/17	—	—	(2,802)	(2,802)
DEUT	BZDIOVRA	10.55% Fixed	BRL	692,024	01/02/17	—	—	(5,162)	(5,162)
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,874,558	01/02/17	—	—	(246,129)	(246,129)
GSC	4.28% Fixed	1M MXIBTIIE	MXN	122,950,000	11/29/17	—	—	(29,215)	(29,215)
GSC	3M Banco Central De La Republica	7.11% Fixed	COP	1,219,105,000	03/16/21	—	—	1,395	1,395
GSC	6.49% Fixed	3M Banco Central De La Republica	COP	2,752,225,000	03/16/18	—	—	(721)	(721)
GSC	3M ZAR JIBAR	7.00% Fixed	ZAR	7,109,000	08/21/27	—	—	(60,304)	(60,304)
GSC	2.46% Fixed	6M HUF BUBOR	HUF	321,000,000	03/13/20	—	—	(63,630)	(63,630)
GSC	BZDIOVRA	9.03% Fixed	BRL	2,176,869	01/02/17	—	—	(64,230)	(64,230)
GSC	4.86% Fixed	CLICP Camara Promedio A	CLP	285,500,000	03/16/26	—	—	(6,730)	(6,730)
GSC	CLICP Camara Promedio A	4.50% Fixed	CLP	507,975,000	03/16/21	—	—	8,185	8,185
JPM	4.28% Fixed	1M MXIBTIIE	MXN	127,875,000	11/22/17	—	—	(31,624)	(31,624)
JPM	5.24% Fixed	3M Banco Central De La Republica	COP	2,106,949,142	12/18/19	—	—	25,768	25,768
JPM	5.25% Fixed	3M Banco Central De La Republica	COP	2,197,870,000	12/16/19	—	—	34,088	34,088
JPM	3M ZAR JIBAR	8.03% Fixed	ZAR	2,185,000	09/18/23	—	—	(4,654)	(4,654)
JPM	BZDIOVRA	15.13% Fixed	BRL	1,067,556	01/02/23	—	—	(15,622)	(15,622)
MSC	3M Banco Central De La Republica	6.31% Fixed	COP	1,870,280,000	10/05/20	—	—	(13,802)	(13,802)
MSC	3M Banco Central De La Republica	6.14% Fixed	COP	978,640,000	10/16/20	—	—	(9,334)	(9,334)
MSC	5.41% Fixed	3M Banco Central De La Republica	COP	2,253,790,000	10/16/17	—	—	9,625	9,625
MSC	5.50% Fixed	3M Banco Central De La Republica	COP	4,212,780,000	10/05/17	—	—	15,559	15,559
MSC	3M ZAR JIBAR	8.47% Fixed	ZAR	74,155,000	03/16/21	—	—	7,237	7,237
MSC	11.46% Fixed	BZDIOVRA	BRL	5,356,245	01/04/21	—	—	332,365	332,365

Total						$—	$—	$(245,785)	$(245,785)

Centrally Cleared Interest Rate Swap Contracts Outstanding at January 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
2.03% Fixed	3M USD LIBOR	USD	1,550,000	12/03/25	$—	$—	$(37,656)	$(37,656)
2.12% Fixed	3M USD LIBOR	USD	1,625,000	11/27/25	—	—	(53,833)	(53,833)
3M USD LIBOR	0.99% Fixed	USD	8,350,000	11/27/17	—	—	34,187	34,187
3M USD LIBOR	0.97% Fixed	USD	7,950,000	12/03/17	—	—	27,630	27,630
3M USD LIBOR	1.90% Fixed	USD	810,000	07/29/26	—	—	6	6

Total					$—	$—	$(29,666)	$(29,666)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	03/16/16	DEUT	$1,406,944	$1,433,562	$26,618
AUD	Buy	03/16/16	BCLY	82,623	81,212	(1,411)
AUD	Buy	03/16/16	JPM	94,098	91,805	(2,293)
AUD	Sell	03/16/16	CBK	1,706,006	1,659,543	46,463
AUD	Sell	03/16/16	NAB	689,716	685,003	4,713
BRL	Buy	02/02/16	DEUT	193,112	196,158	3,046
BRL	Buy	03/02/16	MSC	1,631,379	1,650,861	19,482
BRL	Buy	03/02/16	CBK	432,026	442,129	10,103
BRL	Buy	03/02/16	MSC	670,739	679,912	9,173
BRL	Buy	03/02/16	MSC	375,671	$382,930	7,259
BRL	Buy	03/02/16	MSC	1,137,847	1,131,453	(6,394)
BRL	Buy	03/02/16	MSC	883,111	865,680	(17,431)
BRL	Buy	03/02/16	UBS	9,676,192	9,133,610	(542,582)
BRL	Buy	03/14/16	BOA	393,462	400,867	7,405
BRL	Sell	02/02/16	MSC	193,197	196,157	(2,960)
BRL	Sell	03/02/16	UBS	6,313,207	5,959,200	354,007
BRL	Sell	03/02/16	BCLY	454,317	448,321	5,996
BRL	Sell	03/02/16	UBS	971,731	967,233	4,498
BRL	Sell	03/02/16	MSC	403,026	403,736	(710)
BRL	Sell	03/02/16	MSC	229,739	232,335	(2,596)
BRL	Sell	03/02/16	DEUT	191,524	194,437	(2,913)
BRL	Sell	03/02/16	DEUT	498,537	506,528	(7,991)
BRL	Sell	03/02/16	MSC	886,913	904,073	(17,160)
BRL	Sell	03/02/16	MSC	856,867	879,303	(22,436)
BRL	Sell	03/02/16	MSC	1,317,264	1,373,942	(56,678)
BRL	Sell	03/02/16	HSBC	2,282,054	2,347,121	(65,067)
CLP	Buy	03/16/16	SSG	967,295	973,736	6,441
CLP	Buy	03/16/16	BCLY	113,982	112,022	(1,960)
CLP	Buy	03/16/16	SSG	7,876,615	7,812,591	(64,024)
CLP	Sell	03/16/16	SSG	5,767,089	5,720,212	46,877
CLP	Sell	03/16/16	BOA	195,196	196,142	(946)
CLP	Sell	03/16/16	CBK	50,238	51,477	(1,239)
CLP	Sell	03/16/16	BNP	756,981	759,361	(2,380)
CLP	Sell	03/16/16	BNP	2,119,654	2,126,317	(6,663)
CNH	Buy	03/16/16	JPM	3,202,368	3,257,156	54,788
CNH	Buy	03/16/16	JPM	156,281	156,085	(196)
CNH	Buy	03/16/16	BCLY	265,817	264,907	(910)
CNH	Buy	03/16/16	CBK	443,602	440,408	(3,194)
CNH	Sell	03/16/16	CBK	3,704,821	3,678,148	26,673
CNH	Sell	03/16/16	BOA	80,005	80,676	(671)
CNH	Sell	03/16/16	JPM	353,681	359,732	(6,051)
COP	Buy	03/16/16	SSG	761,303	775,849	14,546
COP	Buy	03/16/16	CBK	333,551	339,924	6,373
COP	Buy	03/16/16	DEUT	320,535	323,162	2,627
COP	Buy	03/16/16	DEUT	157,756	158,140	384
COP	Buy	03/16/16	BNP	273,925	270,357	(3,568)
COP	Buy	03/16/16	BOA	239,574	235,437	(4,137)
COP	Buy	03/16/16	SSG	925,109	900,161	(24,948)
COP	Sell	03/16/16	SSG	636,202	618,466	17,736
COP	Sell	03/16/16	SCB	1,235,950	1,228,657	7,293
COP	Sell	03/16/16	BOA	366,860	360,992	5,868
COP	Sell	03/16/16	SSG	777,100	776,213	887
COP	Sell	03/16/16	MSC	128,241	127,737	504
COP	Sell	03/16/16	SSG	130,492	130,928	(436)
COP	Sell	03/16/16	SSG	267,176	268,474	(1,298)
COP	Sell	03/16/16	SSG	266,693	268,474	(1,781)
COP	Sell	03/16/16	SSG	257,431	261,725	(4,294)
COP	Sell	03/16/16	BOA	310,765	317,645	(6,880)
CZK	Buy	03/16/16	JPM	737,702	743,256	5,554
CZK	Buy	03/16/16	BCLY	134,449	133,240	(1,209)
CZK	Sell	03/16/16	CBK	891,247	876,496	14,751
EUR	Buy	03/16/16	CBK	1,391,677	1,404,557	12,880
EUR	Buy	03/16/16	BOA	287,500	287,419	(81)
EUR	Buy	03/16/16	JPM	158,064	157,267	(797)
EUR	Buy	03/16/16	BCLY	164,583	162,690	(1,893)
EUR	Buy	03/16/16	JPM	236,489	233,189	(3,300)
EUR	Buy	03/16/16	BCLY	502,623	498,916	(3,707)
EUR	Sell	03/16/16	CBK	7,688,114	7,587,862	100,252
EUR	Sell	03/16/16	CBK	169,250	168,113	1,137

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR	Sell	03/16/16	DEUT	$1,478,006	$1,480,480	$(2,474)
GBP	Buy	03/16/16	BOA	78,482	78,376	(106)
GBP	Buy	03/16/16	BCLY	52,108	49,876	(2,232)
GBP	Sell	03/16/16	CBK	827,629	776,635	50,994
GBP	Sell	03/16/16	CBK	161,244	156,752	4,492
GBP	Sell	03/16/16	CBK	85,197	85,501	(304)
HUF	Buy	03/16/16	JPM	488,781	496,922	8,141
HUF	Buy	03/16/16	CBK	5,759,182	5,764,501	5,319
HUF	Buy	03/16/16	BOA	342,133	346,350	4,217
HUF	Buy	03/16/16	RBC	135,099	137,841	2,742
HUF	Buy	03/16/16	GSC	135,245	137,727	2,482
HUF	Buy	03/16/16	CSFB	451,355	453,701	2,346
HUF	Buy	03/16/16	BCLY	136,512	138,245	1,733
HUF	Buy	03/16/16	CBK	96,558	97,280	722
HUF	Sell	03/16/16	BNP	89,100	89,370	(270)
HUF	Sell	03/16/16	JPM	81,787	82,087	(300)
HUF	Sell	03/16/16	MSC	90,837	91,803	(966)
HUF	Sell	03/16/16	MSC	414,035	415,094	(1,059)
HUF	Sell	03/16/16	BCLY	295,582	297,319	(1,737)
HUF	Sell	03/16/16	BOA	685,429	688,527	(3,098)
HUF	Sell	03/16/16	CBK	4,560,733	4,564,945	(4,212)
HUF	Sell	03/16/16	JPM	739,358	751,747	(12,389)
IDR	Buy	02/09/16	MSC	397,244	407,442	10,198
IDR	Buy	03/16/16	CBK	3,197,236	3,296,452	99,216
IDR	Buy	03/16/16	BOA	682,395	700,281	17,886
IDR	Buy	03/16/16	BCLY	319,129	322,764	3,635
IDR	Buy	03/16/16	BCLY	171,665	171,311	(354)
IDR	Sell	03/16/16	BCLY	642,049	644,881	(2,832)
IDR	Sell	03/16/16	DEUT	246,586	249,448	(2,862)
IDR	Sell	03/16/16	CBK	109,351	112,744	(3,393)
IDR	Sell	03/16/16	MSC	124,032	127,926	(3,894)
IDR	Sell	03/16/16	BNP	236,249	241,965	(5,716)
IDR	Sell	03/16/16	JPM	493,583	503,644	(10,061)
IDR	Sell	04/01/16	MSC	219,954	220,853	(899)
ILS	Buy	03/16/16	BCLY	84,912	83,416	(1,496)
ILS	Buy	03/16/16	JPM	158,915	155,458	(3,457)
ILS	Buy	03/16/16	GSC	1,413,343	1,400,386	(12,957)
ILS	Sell	03/16/16	CBK	1,678,530	1,639,261	39,269
INR	Buy	03/16/16	CBK	133,702	134,185	483
INR	Buy	03/16/16	BOA	895,829	886,824	(9,005)
INR	Buy	03/16/16	BCLY	776,710	761,920	(14,790)
INR	Buy	03/16/16	JPM	1,209,109	1,187,500	(21,609)
INR	Sell	03/16/16	BCLY	183,829	179,791	4,038
INR	Sell	03/16/16	DEUT	581,970	582,202	(232)
KRW	Buy	02/11/16	JPM	475,577	468,028	(7,549)
KRW	Buy	03/16/16	BOA	3,391,368	3,342,120	(49,248)
KRW	Sell	03/16/16	BOA	2,798,758	2,758,116	40,642
KRW	Sell	03/16/16	BCLY	618,524	607,300	11,224
KRW	Sell	03/16/16	BCLY	955,536	950,537	4,999
KRW	Sell	03/16/16	SSG	464,704	460,859	3,845
KRW	Sell	03/16/16	CBK	84,026	85,196	(1,170)
MXN	Buy	03/16/16	BNP	1,786,662	1,816,878	30,216
MXN	Buy	03/16/16	DEUT	377,428	380,302	2,874
MXN	Buy	03/16/16	GSC	153,271	147,065	(6,206)
MXN	Buy	03/16/16	BOA	403,577	386,897	(16,680)
MXN	Buy	03/16/16	RBS	645,882	619,365	(26,517)
MXN	Buy	03/16/16	RBC	2,980,984	2,814,512	(166,472)
MXN	Sell	02/26/16	JPM	2,520,920	2,375,997	144,923
MXN	Sell	03/16/16	BOA	2,127,300	2,004,831	122,469
MXN	Sell	03/16/16	MSC	1,341,741	1,259,559	82,182
MXN	Sell	03/16/16	MSC	1,639,673	1,573,419	66,254
MXN	Sell	03/16/16	BNYM	866,651	815,067	51,584
MXN	Sell	03/16/16	BCLY	471,063	449,548	21,515
MXN	Sell	03/16/16	BNP	1,569,230	1,553,030	16,200
MXN	Sell	03/16/16	BNP	158,372	149,483	8,889
MXN	Sell	03/16/16	MSC	143,961	136,842	7,119
MXN	Sell	03/16/16	DEUT	1,159,060	1,161,955	(2,895)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

MXN	Sell	03/16/16	CBK	$815,507	$830,400	$(14,893)
MYR	Buy	02/04/16	GSC	44,038	45,714	1,676
MYR	Buy	03/16/16	CBK	7,510,228	7,705,740	195,512
MYR	Buy	03/16/16	TDB	2,728,164	2,802,131	73,967
MYR	Buy	03/16/16	CBK	1,058,129	1,117,782	59,653
MYR	Buy	03/16/16	SCB	1,401,784	1,432,728	30,944
MYR	Buy	03/16/16	JPM	1,309,957	1,339,660	29,703
MYR	Buy	03/16/16	BOA	481,304	503,722	22,418
MYR	Buy	03/16/16	CSFB	714,202	730,396	16,194
MYR	Buy	03/16/16	CBK	350,530	356,923	6,393
MYR	Buy	03/16/16	BOA	239,955	245,384	5,429
MYR	Buy	03/16/16	BCLY	44,699	45,575	876
MYR	Buy	03/30/16	BOA	652,569	687,680	35,111
MYR	Buy	03/30/16	JPM	529,305	524,746	(4,559)
MYR	Sell	02/04/16	BCLY	44,706	45,714	(1,008)
MYR	Sell	03/16/16	DEUT	7,229	7,196	33
MYR	Sell	03/16/16	BCLY	86,768	91,150	(4,382)
MYR	Sell	03/16/16	BOA	182,035	187,097	(5,062)
MYR	Sell	03/16/16	BNP	194,653	201,489	(6,836)
MYR	Sell	03/16/16	DEUT	161,364	170,306	(8,942)
MYR	Sell	03/16/16	BOA	368,170	378,991	(10,821)
MYR	Sell	03/16/16	BCLY	395,165	407,775	(12,610)
MYR	Sell	03/16/16	BNP	466,574	482,134	(15,560)
MYR	Sell	03/16/16	DEUT	332,047	350,926	(18,879)
MYR	Sell	03/16/16	SCB	680,082	717,444	(37,362)
MYR	Sell	03/16/16	BCLY	1,207,055	1,264,102	(57,047)
MYR	Sell	03/30/16	JPM	957,781	1,021,936	(64,155)
NGN	Buy	04/01/16	CBK	194,062	250,769	56,707
NGN	Buy	04/01/16	CBK	118,333	152,911	34,578
NGN	Buy	04/01/16	CBK	99,873	126,306	26,433
NGN	Buy	04/01/16	CBK	98,107	124,318	26,211
NGN	Buy	04/01/16	CBK	86,743	110,244	23,501
NGN	Sell	04/01/16	DEUT	655,845	764,547	(108,702)
NZD	Buy	03/16/16	MSC	94,042	90,408	(3,634)
NZD	Buy	03/16/16	DEUT	1,420,103	1,414,235	(5,868)
NZD	Buy	03/16/16	JPM	126,048	119,467	(6,581)
NZD	Buy	03/16/16	BCLY	165,131	158,214	(6,917)
NZD	Sell	03/16/16	WEST	2,601,008	2,499,129	101,879
PEN	Buy	02/29/16	DEUT	108,193	108,178	(15)
PEN	Buy	03/16/16	UBS	83,465	83,298	(167)
PEN	Buy	03/16/16	BNP	442,350	435,382	(6,968)
PEN	Buy	03/16/16	SCB	1,145,940	1,124,953	(20,987)
PEN	Sell	03/16/16	SCB	1,341,595	1,317,025	24,570
PEN	Sell	03/16/16	SCB	975,857	966,086	9,771
PEN	Sell	03/16/16	BNP	838,271	830,117	8,154
PEN	Sell	03/16/16	BNP	216,570	213,255	3,315
PHP	Buy	03/16/16	CBK	83,523	84,571	1,048
PHP	Buy	03/16/16	CBK	591,219	590,530	(689)
PHP	Buy	03/29/16	SCB	838,797	851,608	12,811
PHP	Buy	03/29/16	BOA	48,815	49,555	740
PHP	Buy	03/29/16	JPM	1,902,169	1,885,980	(16,189)
PHP	Sell	03/16/16	SCB	263,971	261,039	2,932
PHP	Sell	03/16/16	JPM	78,947	78,500	447
PHP	Sell	03/16/16	BNP	83,525	83,524	1
PLN	Buy	03/16/16	BCLY	1,652,081	1,673,663	21,582
PLN	Buy	03/16/16	GSC	1,178,244	1,192,430	14,186
PLN	Buy	03/16/16	BCLY	179,618	171,431	(8,187)
PLN	Buy	03/16/16	MSC	268,789	256,413	(12,376)
PLN	Buy	03/16/16	CSFB	658,370	642,624	(15,746)
PLN	Buy	03/16/16	DEUT	1,153,052	1,114,307	(38,745)
PLN	Buy	03/16/16	BOA	5,380,951	5,228,669	(152,282)
PLN	Buy	06/17/16	TDB	1,189,069	1,188,549	(520)
PLN	Sell	02/18/16	GSC	349,724	336,906	12,818
PLN	Sell	03/16/16	BOA	9,990,927	9,708,181	282,746
PLN	Sell	03/16/16	BNP	1,692,167	1,661,174	30,993
PLN	Sell	03/16/16	BCLY	545,742	517,969	27,773
PLN	Sell	03/16/16	JPM	855,832	843,690	12,142

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

PLN	Sell	03/16/16	JPM	$323,354	$315,924	$7,430
PLN	Sell	03/16/16	DEUT	214,710	207,432	7,278
PLN	Sell	03/16/16	DEUT	145,731	142,043	3,688
PLN	Sell	03/16/16	JPM	1,023,405	1,022,468	937
PLN	Sell	03/16/16	DEUT	195,542	196,167	(625)
PLN	Sell	03/16/16	CBK	184,658	186,125	(1,467)
RON	Buy	03/16/16	DEUT	1,922,574	1,922,019	(555)
RON	Buy	03/16/16	JPM	162,686	161,754	(932)
RON	Buy	03/16/16	DEUT	163,364	159,614	(3,750)
RON	Buy	03/16/16	JPM	339,375	335,402	(3,973)
RON	Buy	03/16/16	JPM	238,080	233,354	(4,726)
RON	Buy	03/16/16	CBK	4,588,630	4,490,816	(97,814)
RON	Sell	03/16/16	JPM	1,460,293	1,454,835	5,458
RON	Sell	03/16/16	JPM	158,761	155,807	2,954
RON	Sell	03/16/16	BNP	233,690	230,737	2,953
RON	Sell	03/16/16	BCLY	148,488	146,293	2,195
RON	Sell	03/16/16	BOA	399,426	397,249	2,177
RON	Sell	03/16/16	BNP	107,450	105,854	1,596
RON	Sell	03/16/16	JPM	155,894	154,618	1,276
RUB	Buy	03/16/16	JPM	355,704	383,500	27,796
RUB	Buy	03/16/16	DEUT	121,091	135,370	14,279
RUB	Buy	03/16/16	JPM	794,940	807,861	12,921
RUB	Buy	03/16/16	DEUT	104,864	116,214	11,350
RUB	Buy	03/16/16	JPM	721,559	725,640	4,081
RUB	Buy	03/16/16	DEUT	28,715	31,861	3,146
RUB	Buy	03/16/16	DEUT	466,944	455,594	(11,350)
RUB	Buy	03/16/16	DEUT	941,416	881,826	(59,590)
RUB	Buy	03/16/16	CBK	3,176,987	2,933,489	(243,498)
RUB	Buy	03/21/16	CBK	559,862	528,515	(31,347)
RUB	Buy	03/21/16	CBK	1,753,627	1,594,951	(158,676)
RUB	Sell	03/16/16	CBK	1,830,707	1,690,394	140,313
RUB	Sell	03/16/16	BNP	258,671	247,031	11,640
RUB	Sell	03/16/16	BCLY	192,300	180,694	11,606
RUB	Sell	03/16/16	MSC	89,024	82,562	6,462
RUB	Sell	03/16/16	DEUT	190,041	193,254	(3,213)
RUB	Sell	03/16/16	DEUT	42,009	47,051	(5,042)
RUB	Sell	03/16/16	JPM	278,527	289,424	(10,897)
RUB	Sell	03/16/16	BOA	389,417	410,191	(20,774)
RUB	Sell	03/21/16	CSFB	375,112	328,868	46,244
RUB	Sell	03/21/16	JPM	201,585	176,128	25,457
RUB	Sell	03/21/16	JPM	274,125	260,926	13,199
RUB	Sell	03/21/16	BCLY	417,554	404,650	12,904
THB	Buy	03/16/16	CBK	7,205,221	7,290,693	85,472
THB	Buy	03/16/16	JPM	491,233	498,350	7,117
THB	Buy	03/16/16	JPM	290,991	295,991	5,000
THB	Buy	04/01/16	JPM	2,798,112	2,815,142	17,030
THB	Sell	03/16/16	JPM	37,435	38,012	(577)
THB	Sell	03/16/16	MSC	145,379	147,297	(1,918)
THB	Sell	03/16/16	BNP	141,805	144,222	(2,417)
THB	Sell	03/16/16	BOA	431,142	434,624	(3,482)
THB	Sell	03/16/16	BCLY	208,584	213,259	(4,675)
THB	Sell	03/16/16	CBK	443,892	449,158	(5,266)
THB	Sell	03/16/16	BCLY	614,272	624,126	(9,854)
THB	Sell	03/16/16	BNP	670,008	680,025	(10,017)
THB	Sell	03/16/16	JPM	484,532	495,555	(11,023)
TRY	Buy	02/12/16	HSBC	837,614	860,563	22,949
TRY	Buy	02/12/16	BOA	114,220	117,349	3,129
TRY	Buy	03/16/16	DEUT	648,951	669,721	20,770
TRY	Buy	03/16/16	GSC	685,978	704,794	18,816
TRY	Buy	03/16/16	JPM	498,827	516,070	17,243
TRY	Buy	03/16/16	CBK	8,978,570	8,984,626	6,056
TRY	Buy	03/16/16	JPM	236,250	238,828	2,578
TRY	Sell	02/12/16	DEUT	151,061	155,118	(4,057)
TRY	Sell	02/29/16	SSG	109,382	110,067	(685)
TRY	Sell	03/16/16	BCLY	353,443	352,397	1,046
TRY	Sell	03/16/16	BNP	87,252	86,846	406
TRY	Sell	03/16/16	BNP	408,682	409,181	(499)

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

TRY	Sell	03/16/16	MSC	$124,663	$125,259	$(596)
TRY	Sell	03/16/16	DEUT	110,804	113,569	(2,765)
TRY	Sell	03/16/16	JPM	142,148	145,970	(3,822)
TRY	Sell	03/16/16	BNP	224,350	230,144	(5,794)
TRY	Sell	03/16/16	BOA	408,578	417,532	(8,954)
TRY	Sell	03/16/16	GSC	1,520,588	1,531,508	(10,920)
TRY	Sell	03/16/16	GSC	1,062,151	1,078,904	(16,753)
UYU	Sell	03/04/16	CBK	207,134	202,549	4,585
UYU	Sell	03/16/16	HSBC	58,862	57,805	1,057
UYU	Sell	03/16/16	HSBC	85,168	84,295	873
UYU	Sell	03/16/16	HSBC	98,649	98,699	(50)
ZAR	Buy	03/16/16	BCLY	4,142,206	4,155,543	13,337
ZAR	Buy	03/16/16	JPM	239,889	236,476	(3,413)
ZAR	Buy	03/16/16	JPM	636,550	630,810	(5,740)
ZAR	Buy	03/16/16	JPM	384,701	372,121	(12,580)
ZAR	Buy	03/16/16	DEUT	325,085	311,786	(13,299)
ZAR	Buy	03/16/16	CBK	8,041,038	7,779,983	(261,055)
ZAR	Sell	03/16/16	CBK	6,859,549	6,636,851	222,698
ZAR	Sell	03/16/16	BOA	434,606	420,727	13,879
ZAR	Sell	03/16/16	BCLY	402,424	389,342	13,082
ZAR	Sell	03/16/16	DEUT	239,008	236,101	2,907
ZAR	Sell	03/16/16	GSC	212,925	210,270	2,655
ZAR	Sell	03/16/16	MSC	84,510	82,984	1,526
ZAR	Sell	03/16/16	GSC	463,967	464,091	(124)
ZAR	Sell	03/16/16	DEUT	64,485	66,762	(2,277)

Total						$751,824

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
THBFIX	Thai Baht Interest Rate Fixing
WIBOR	Warsaw Interbank Offered Rate

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$40,288,745	$—	$40,288,745	$—
Foreign Government Obligations	108,426,712	—	108,426,712	—
Convertible Bonds	206,028	—	206,028	—
Purchased Options	440,208	—	440,208	—
Foreign Currency Contracts(2)	3,773,980	—	3,773,980	—
Swaps - Interest Rate(2)	829,060	—	829,060	—

Total	$153,964,733	$—	$153,964,733	$—

Liabilities
Foreign Currency Contracts(2)	$(3,022,156)	$—	$(3,022,156)	$—
Futures Contracts(2)	(77,841)	(77,841)	—	—
Swaps - Interest Rate(2)	(1,104,511)	—	(1,104,511)	—
Written Options	(433,337)	—	(433,337)	—

Total	$(4,637,845)	$(77,841)	$(4,560,004)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 97.8%
	Banks - 13.1%
989,930	BB&T Corp.	$32,331,114
1,837,820	JP Morgan Chase & Co.	109,350,290
495,805	M&T Bank Corp.	54,627,795
968,995	PNC Financial Services Group, Inc.	83,963,417
946,140	US Bancorp	37,902,368
2,505,650	Wells Fargo & Co.	125,858,799

		444,033,783

	Capital Goods - 10.5%
307,445	3M Co.	46,424,195
375,290	Caterpillar, Inc.	23,358,050
1,187,385	Eaton Corp. plc	59,974,816
2,979,820	General Electric Co.	86,712,762
376,250	Honeywell International, Inc.	38,829,000
371,300	Raytheon Co.	47,615,512
601,230	United Technologies Corp.	52,721,859

		355,636,194

	Commercial & Professional Services - 0.7%
413,010	Waste Management, Inc.	21,868,879

	Consumer Durables & Apparel - 0.0%
23,700	VF Corp.	1,483,620

	Consumer Services - 1.2%
329,400	McDonald’s Corp.	40,773,132

	Diversified Financials - 3.2%
265,220	Ameriprise Financial, Inc.	24,042,193
191,935	BlackRock, Inc.	60,317,493
802,420	Invesco Ltd.	24,016,431

		108,376,117

	Energy - 10.5%
972,850	Chevron Corp.	84,122,339
878,620	Enbridge, Inc.	30,400,252
1,031,380	Exxon Mobil Corp.	80,292,933
783,455	Occidental Petroleum Corp.	53,925,208
507,180	Phillips 66	40,650,477
2,739,190	Suncor Energy, Inc.	64,507,925

		353,899,134

	Food & Staples Retailing - 0.6%
325,500	Wal-Mart Stores, Inc.	21,600,180

	Food, Beverage & Tobacco - 6.4%
915,350	British American Tobacco plc	51,006,460
1,033,950	Coca-Cola Co.	44,377,134
261,140	Diageo plc ADR	28,116,944
828,705	Kraft Heinz Co.	64,688,712
302,255	Philip Morris International, Inc.	27,205,972

		215,395,222

	Household & Personal Products - 0.6%
255,565	Procter & Gamble Co.	20,877,105

	Insurance - 6.8%
659,500	Chubb Ltd.	74,569,665
1,592,450	Marsh & McLennan Cos., Inc.	84,925,358
969,220	MetLife, Inc.	43,275,673
691,600	Principal Financial Group, Inc.	26,280,800

		229,051,496

	Materials - 1.7%
674,470	Dow Chemical Co.	28,327,740
367,595	Nucor Corp.	14,361,936
320,030	Packaging Corp. of America	16,267,125

		58,956,801

The Hartford Equity Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Media - 0.9%
804,915	Thomson Reuters Corp.	$30,103,821

	Pharmaceuticals, Biotechnology & Life Sciences - 13.3%
154,100	Amgen, Inc.	23,535,693
1,079,140	AstraZeneca plc ADR	34,769,891
552,910	Bristol-Myers Squibb Co.	34,368,886
1,067,950	Johnson & Johnson	111,536,698
1,921,015	Merck & Co., Inc.	97,337,830
337,446	Novartis AG	26,143,093
2,692,846	Pfizer, Inc.	82,104,874
153,466	Roche Holding AG	39,751,401

		449,548,366

	Retailing - 3.1%
839,820	Home Depot, Inc.	105,615,763

	Semiconductors & Semiconductor Equipment - 4.6%
563,700	Analog Devices, Inc.	30,360,882
2,459,540	Intel Corp.	76,294,931
881,836	Maxim Integrated Products, Inc.	29,453,322
354,430	Texas Instruments, Inc.	18,759,980

		154,869,115

	Software & Services - 4.2%
2,556,075	Microsoft Corp.	140,814,172

	Technology Hardware & Equipment - 2.5%
3,490,750	Cisco Systems, Inc.	83,044,942

	Telecommunication Services - 3.3%
1,096,840	BCE, Inc.	44,182,084
1,368,274	Verizon Communications, Inc.	68,372,652

		112,554,736

	Transportation - 1.4%
438,560	Union Pacific Corp.	31,576,320
172,860	United Parcel Service, Inc. Class B	16,110,552

		47,686,872

	Utilities - 9.2%
339,520	CMS Energy Corp.	13,200,538
646,010	Dominion Resources, Inc.	46,622,542
422,430	Duke Energy Corp.	31,808,979
761,940	Eversource Energy	40,992,372
2,164,423	National Grid plc	30,493,900
334,640	NextEra Energy, Inc.	37,382,634
275,800	Sempra Energy	26,132,050
1,020,490	UGI Corp.	34,696,660
1,256,740	Xcel Energy, Inc.	48,032,603

		309,362,278

	Total Common Stocks (cost $2,908,633,866)	3,305,551,728

	Total Long-Term Investments (cost $2,908,633,866)	3,305,551,728

Short-Term Investments - 2.2%
	Other Investment Pools & Funds - 2.2%
73,745,766	Federated Prime Obligations Fund	73,745,766

	Total Short-Term Investments (cost $73,745,766)	73,745,766

The Hartford Equity Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Investments (cost $2,982,379,632)^	100.0%	$3,379,297,494
Other Assets and Liabilities	0.0%	685,553

Total Net Assets	100.0%	$3,379,983,047

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$539,824,742
Unrealized Depreciation	(142,906,880)

Net Unrealized Appreciation	$396,917,862

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The Hartford Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.2%
Consumer Staples	7.6
Energy	10.5
Financials	23.1
Health Care	13.3
Industrials	12.6
Information Technology	11.3
Materials	1.7
Telecommunication Services	3.3
Utilities	9.2

Total	97.8%

Short-Term Investments	2.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$444,033,783	$444,033,783	$—	$—
Capital Goods	355,636,194	355,636,194	—	—
Commercial & Professional Services	21,868,879	21,868,879	—	—
Consumer Durables & Apparel	1,483,620	1,483,620	—	—
Consumer Services	40,773,132	40,773,132	—	—
Diversified Financials	108,376,117	108,376,117	—	—
Energy	353,899,134	353,899,134	—	—
Food & Staples Retailing	21,600,180	21,600,180	—	—
Food, Beverage & Tobacco	215,395,222	164,388,762	51,006,460	—
Household & Personal Products	20,877,105	20,877,105	—	—
Insurance	229,051,496	229,051,496	—	—
Materials	58,956,801	58,956,801	—	—
Media	30,103,821	30,103,821	—	—
Pharmaceuticals, Biotechnology & Life Sciences	449,548,366	383,653,872	65,894,494	—
Retailing	105,615,763	105,615,763	—	—
Semiconductors & Semiconductor Equipment	154,869,115	154,869,115	—	—
Software & Services	140,814,172	140,814,172	—	—
Technology Hardware & Equipment	83,044,942	83,044,942	—	—
Telecommunication Services	112,554,736	112,554,736	—	—
Transportation	47,686,872	47,686,872	—	—
Utilities	309,362,278	278,868,378	30,493,900	—
Short-Term Investments	73,745,766	73,745,766	—	—

Total	$3,379,297,494	$3,231,902,640	$147,394,854	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Floating Rate Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Corporate Bonds - 4.7%
	Auto Parts & Equipment - 0.2%
$ 9,000,000	Titan International, Inc. 6.88%, 10/01/2020	$6,583,320

	Chemicals - 0.5%
6,000,000	Chemours Co. 6.63%, 05/15/2023(1)	3,675,000
	Hexion, Inc.
12,816,000	6.63%, 04/15/2020	9,932,400
1,500,000	8.88%, 02/01/2018	1,020,000
6,550,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	4,404,875

		19,032,275

	Coal - 0.0%
1,000,000	Peabody Energy Corp. 6.00%, 11/15/2018	85,000

	Commercial Banks - 1.6%
5,250,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	4,370,152
EUR 7,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(3)(4)	7,541,835
6,300,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	6,278,809
	Credit Agricole S.A.
$ 4,600,000	6.63%, 09/23/2019(1)(2)(3)	4,328,204
5,000,000	6.63%, 09/23/2019(2)(3)(4)	4,704,570
5,150,000	7.88%, 01/23/2024(1)(2)(3)	5,014,030
4,500,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(3)	4,619,610
4,220,000	HSBC Holdings plc 6.38%, 03/30/2025(2)(3)	4,066,434
4,695,000	ING Groep N.V. 6.00%, 04/16/2020(2)(3)	4,551,216
4,980,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020(2)(3)	5,067,150
9,415,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	8,626,211
5,200,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	4,382,092

		63,550,313

	Commercial Services - 0.2%
7,100,000	Ancestry.com Holdings LLC 9.63%, 10/15/2018(1)(5)	6,629,625

	Diversified Financial Services - 0.2%
4,000,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	2,460,000
4,795,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	4,231,588

		6,691,588

	Electric - 0.1%
8,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	6,400,000

	Food - 0.5%
GBP 10,335,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	12,370,120
$ 7,500,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	6,740,625

		19,110,745

	Forest Products & Paper - 0.1%
7,685,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	4,860,763

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Iron/Steel - 0.2%
$ 5,400,000	AK Steel Corp. 8.75%, 12/01/2018	$4,603,500
4,000,000	United States Steel Corp. 7.00%, 02/01/2018	2,520,000

		7,123,500

	Lodging - 0.4%
12,189,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	8,410,410
8,075,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	7,287,687

		15,698,097

	Oil & Gas - 0.4%
14,100,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.11%, 08/01/2019(1)(2)	4,230,000
6,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	3,639,000
7,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	4,945,500
2,500,000	WPX Energy, Inc. 7.50%, 08/01/2020	1,570,250

		14,384,750

	Oil & Gas Services - 0.1%
6,500,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	5,229,250

	Retail - 0.1%
10,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	5,975,000

	Software - 0.1%
5,165,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(5)	3,680,063

	Total Corporate Bonds (cost $238,717,526)	185,034,289

Senior Floating Rate Interests - 88.9%(6)
	Advertising - 0.9%
35,551,350	Acosta Holdco, Inc. 4.25%, 09/26/2021	33,929,497

	Aerospace/Defense - 0.6%
8,449,283	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	8,343,667
14,892,909	Transdigm, Inc. 3.50%, 05/14/2022	14,262,343

		22,606,010

	Agriculture - 0.1%
3,882,952	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,572,316

	Auto Manufacturers - 0.3%
11,734,612	Jaguar Holding Co. 4.25%, 08/18/2022	11,497,456

	Auto Parts & Equipment - 0.4%
11,716,575	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	11,203,975
5,689,751	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	5,433,712

		16,637,687

	Beverages - 0.6%
23,522,540	Charger OpCo B.V. 4.25%, 07/02/2022	23,199,105

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Biotechnology - 0.1%
$ 5,541,609	PQ Corp. 4.00%, 08/07/2017	$5,482,757

	Chemicals - 2.9%
41,143,387	Chemours Co. 3.75%, 05/12/2022	36,343,188
7,615,918	Hii Holding Corp. 4.25%, 12/20/2019	7,235,122
	Ineos U.S. Finance LLC
22,120,425	3.75%, 05/04/2018	21,290,909
2,312,516	4.25%, 03/31/2022	2,202,672
18,723,351	Nexeo Solutions LLC 5.00%, 09/08/2017	18,099,302
8,909,562	Solenis International L.P. Co. 4.25%, 07/31/2021	8,491,971
20,620,062	Univar, Inc. 4.25%, 07/01/2022	19,944,137

		113,607,301

	Coal - 1.0%
	American Energy - Marcellus LLC
16,880,000	5.25%, 08/04/2020	3,342,240
3,335,000	8.50%, 08/04/2021	75,038
	Arch Coal, Inc.
13,310,887	0.00%, 01/12/2017(7)	12,711,897
56,816,936	6.25%, 05/16/2018	16,745,087
14,018,344	Peabody Energy Corp. 4.25%, 09/24/2020	5,938,731

		38,812,993

	Commercial Services - 5.2%
25,655,710	Affinion Group, Inc. 6.75%, 04/30/2018	23,122,209
	Brickman Group Ltd.
40,284,638	4.00%, 12/18/2020	38,938,728
11,912,388	7.50%, 12/17/2021	10,773,325
	Brock Holdings III, Inc.
14,799,235	6.00%, 03/16/2017	13,800,287
4,898,000	10.00%, 03/16/2018	3,526,560
	Capital Automotive L.P.
5,906,562	4.00%, 04/10/2019	5,890,850
3,305,000	6.00%, 04/30/2020	3,234,769
17,181,324	LM U.S. Corp. Acquisition, Inc. 4.75%, 10/25/2019	17,111,567
6,983,732	Moneygram International, Inc. 4.25%, 03/27/2020	6,378,452
12,185,858	ON Assignment, Inc. 3.75%, 06/03/2022	12,160,511
6,104,632	Quikrete Holdings, Inc. 7.00%, 03/26/2021	6,066,478
3,747,119	RH Donnelley, Inc. 9.75%, 12/31/2016	1,105,400
27,579,563	ServiceMaster Co. 4.25%, 07/01/2021	27,296,872
28,641,307	TransUnion LLC 3.50%, 04/09/2021	27,628,550
8,623,522	Vantiv LLC 3.75%, 06/13/2021	8,584,716

		205,619,274

	Construction Materials - 0.2%
8,729,362	Summit Materials LLC 4.25%, 07/17/2022	8,587,510

	Distribution/Wholesale - 1.1%
15,520,000	FPC Holdings, Inc. 5.25%, 11/19/2019	10,728,200

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 14,962,500	HD Supply, Inc. 3.75%, 08/13/2021	$14,700,656
	PowerTeam Services LLC
16,363,878	4.25%, 05/06/2020	15,975,237
2,665,000	8.25%, 11/06/2020	2,492,894

		43,896,987

	Diversified Financial Services - 3.3%
9,136,023	Grosvenor Capital Management Holdings L.P. 3.75%, 01/04/2021	8,762,999
8,507,636	Ipreo Holdings LLC 4.00%, 08/06/2021	8,135,426
11,723,515	RBS Holding Co. LLC 10.50%, 03/23/2017	9,964,988
8,985,418	RP Crown Parent LLC 6.00%, 12/21/2018	7,868,620
	SAM Finance Lux S.a.r.l.
28,108,071	4.25%, 12/17/2020	27,925,368
EUR 7,752,343	4.50%, 12/17/2020	8,367,967
$ 35,999,828	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	29,902,537
6,273,801	TransFirst, Inc. 4.75%, 11/12/2021	6,268,280
28,667,678	Walter Investment Management Corp. 4.75%, 12/19/2020	22,199,677

		129,395,862

	Electric - 3.6%
	Calpine Corp.
11,526,336	3.00%, 05/03/2020	10,805,940
32,918,228	3.25%, 01/31/2022	30,922,725
18,360,954	3.50%, 05/27/2022	17,382,682
2,763,365	4.00%, 10/09/2019	2,686,986
17,650,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	10,060,500
10,851,195	ExGen Texas Power LLC 5.75%, 09/16/2021	6,727,741
8,671,116	LA Frontera Generation LLC 4.50%, 09/30/2020	8,287,419
	Pike Corp.
11,372,903	5.50%, 12/22/2021	11,252,123
8,625,000	9.50%, 06/22/2022	8,394,971
38,371,132	Seadrill Partners Finco LLC 4.00%, 02/21/2021	15,233,340
70,000,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(8)	21,097,300

		142,851,727

	Electronics - 1.2%
33,532,640	CDW LLC 3.25%, 04/29/2020	32,895,520
14,823,933	Ceridian LLC 4.50%, 09/15/2020	12,797,946
431,545	Provo Craft & Novelty, Inc. 10.00%, 03/22/2016(1)(8)(9)(10)	—

		45,693,466

	Energy-Alternate Sources - 0.1%
3,917,490	EMG Utica LLC 4.75%, 03/27/2020	3,329,867

	Entertainment - 0.7%
14,144,218	CityCenter Holdings LLC 4.25%, 10/16/2020	14,041,673
16,068,348	Scientific Games International, Inc. 6.00%, 10/01/2021	14,265,640

		28,307,313

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Environmental Control - 0.4%
$ 17,524,517	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	$16,902,397

	Food - 3.7%
	Albertsons LLC
29,659,805	5.50%, 08/25/2021	28,985,637
5,660,000	5.50%, 12/21/2022	5,525,575
GBP 6,300,000	Burtons Foods Ltd. 5.73%, 11/27/2020	7,325,122
	Hostess Brands LLC
$ 15,291,675	4.50%, 08/03/2022	15,170,565
3,865,000	8.50%, 08/03/2023	3,758,712
	JBS USA LLC
19,389,410	3.75%, 05/25/2018	19,195,516
6,944,631	3.75%, 09/18/2020	6,701,569
44,130,000	4.00%, 10/30/2022	42,144,150
16,619,552	U.S. Foods, Inc. 4.50%, 03/31/2019	16,365,107

		145,171,953

	Food Service - 0.3%
10,874,175	Hearthside Food Solutions 4.50%, 06/02/2021	10,439,208

	Forest Products & Paper - 0.3%
10,352,811	Wilsonart LLC 4.00%, 10/31/2019	10,085,398

	Hand/Machine Tools - 0.4%
11,335,503	Ameriforge Group, Inc. 5.00%, 12/19/2019	4,449,185
10,737,433	Apex Tool Group LLC 4.50%, 01/31/2020	10,021,568

		14,470,753

	Healthcare-Products - 1.5%
10,247,188	Alere, Inc. 4.25%, 06/18/2022	10,124,222
17,045,172	Immucor, Inc. 5.00%, 08/17/2018	15,638,945
3,602,473	Milk Specialties Co. 8.25%, 11/07/2018	3,575,454
17,007,375	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	16,497,154
15,095,330	Truven Health Analytics, Inc. 4.50%, 06/06/2019	14,510,386

		60,346,161

	Healthcare-Services - 6.8%
15,367,763	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	14,560,955
	American Renal Holdings, Inc.
19,749,019	4.50%, 09/20/2019	19,230,607
11,234,739	8.50%, 03/20/2020	10,673,002
4,636,675	Aspen Dental Management, Inc. 5.50%, 04/30/2022	4,628,932
7,649,869	CDRH Parent, Inc. 5.25%, 07/01/2021	6,400,416
8,080,395	Community Health Systems, Inc. 4.00%, 01/27/2021	7,767,280
17,893,637	DJO Finance LLC 4.25%, 06/08/2020	17,207,774
19,072,336	Emergency Medical Services Corp. 4.25%, 05/25/2018	18,973,542
10,525,000	Envision Healthcare Corp. 4.50%, 10/28/2022	10,440,379
12,158,771	IMS Health, Inc. 3.50%, 03/17/2021	11,904,167

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 32,729,206	InVentiv Health, Inc. 7.75%, 05/15/2018	$32,338,068
14,057,373	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	13,691,881
13,577,973	Opal Acquisition, Inc. 5.00%, 11/27/2020	10,930,268
26,121,790	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	22,895,749
	Surgery Center Holdings, Inc.
12,800,700	5.25%, 11/03/2020	12,544,686
9,134,286	8.50%, 11/03/2021	8,220,857
	U.S. Renal Care, Inc.
39,965,000	5.25%, 12/31/2022	39,690,440
5,000,000	9.00%, 12/31/2023	4,893,750

		266,992,753

	Home Furnishings - 0.2%
10,342,351	Hillman Group, Inc. 4.50%, 06/30/2021	9,911,385

	Household Products/Wares - 0.8%
32,365,000	Sun Products Corp. 5.50%, 03/23/2020	30,827,662

	Insurance - 3.5%
	Asurion LLC
3,264,536	4.25%, 07/08/2020	2,974,808
5,212,636	5.00%, 05/24/2019	4,896,646
7,215,000	8.50%, 03/03/2021	6,070,917
	CGSC of Delaware Holdings Corp.
9,189,375	5.00%, 04/16/2020	8,770,156
5,140,000	8.25%, 10/16/2020	4,848,716
12,451,731	Evertec Group LLC 3.25%, 04/17/2020	11,844,709
22,889,588	HUB International Ltd. 4.00%, 10/02/2020	21,900,529
7,346,266	National Financial Partners Corp. 4.50%, 07/01/2020	6,999,154
	Sedgwick Claims Management Services, Inc.
34,939,890	3.75%, 03/01/2021	33,542,295
18,125,000	6.75%, 02/28/2022	15,980,269
20,666,528	USI, Inc. 4.25%, 12/27/2019	20,214,551

		138,042,750

	Internet - 1.2%
36,807,881	Lands’ End, Inc. 4.25%, 04/04/2021	29,446,305
20,241,226	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	19,925,058

		49,371,363

	Leisure Time - 2.3%
32,338,524	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	32,156,781
	Delta 2 (LUX) S.a.r.l.
37,299,500	4.75%, 07/30/2021	35,049,967
19,285,000	7.75%, 07/31/2022	16,006,550
6,965,000	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	6,938,881

		90,152,179

	Lodging - 3.1%
16,854,975	Caesars Entertainment Operating Co. 13.25%, 03/01/2017	13,760,907
38,365,295	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	33,358,624
29,989,298	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	24,791,252

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	$4,613,787
29,560,606	MGM Resorts International 3.50%, 12/20/2019	29,265,000
15,905,090	Station Casinos LLC 4.25%, 03/02/2020	15,602,894

		121,392,464

	Machinery-Construction & Mining - 0.9%
26,612,318	American Rock Salt Holdings LLC 4.75%, 05/20/2021	24,339,093
16,305,409	Neff Rental LLC 7.25%, 06/09/2021	12,799,746

		37,138,839

	Machinery-Diversified - 2.6%
21,710,900	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	20,180,282
	Gardner Denver, Inc.
35,459,550	4.25%, 07/30/2020	31,855,796
EUR 13,560,368	4.75%, 07/30/2020	12,974,900
$ 32,891,627	Gates Global, Inc. 4.25%, 07/05/2021	29,575,165
8,638,672	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	7,688,418

		102,274,561

	Media - 6.4%
	Advantage Sales & Marketing, Inc.
32,449,517	4.25%, 07/23/2021	30,921,794
11,580,000	7.50%, 07/25/2022	10,125,320
18,946,317	AVSC Holding Corp. 4.50%, 01/24/2021	17,904,269
23,995,000	Charter Communications Operating LLC 3.50%, 01/24/2023	23,956,128
5,598,827	Dex Media West LLC 8.00%, 12/30/2016	2,711,960
7,857,914	ION Media Networks, Inc. 4.75%, 12/18/2020	7,661,466
17,050,879	Media General, Inc. 4.00%, 07/31/2020	16,974,150
21,665,000	Neptune Finco Corp. 5.00%, 10/09/2022	21,604,121
	Numericable Group S.A.
EUR 4,987,500	4.56%, 07/29/2022	5,283,447
$ 6,927,638	4.56%, 07/31/2022	6,579,662
8,573,400	Numericable U.S. LLC 4.50%, 05/21/2020	8,236,894
21,456,125	Quebecor Media, Inc. 3.25%, 08/17/2020	20,678,340
2,487,500	Sinclair Television Group, Inc. 3.50%, 07/30/2021	2,450,188
31,799,903	Tribune Media Co. 3.75%, 12/27/2020	31,217,011
	Virgin Media Investment Holdings Ltd.
21,663,348	3.50%, 06/30/2023	21,207,985
GBP 18,800,000	4.25%, 06/30/2023	26,245,647

		253,758,382

	Metal Fabricate/Hardware - 0.4%
$ 16,785,150	Rexnord LLC 4.00%, 08/21/2020	15,976,274

	Mining - 0.2%
10,620,977	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	7,336,440

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Miscellaneous Manufacturing - 0.2%
	Husky Injection Molding Systems Ltd.
$ 6,559,075	4.25%, 06/30/2021	$6,261,162
2,842,551	7.25%, 06/30/2022	2,707,530

		8,968,692

	Oil & Gas - 1.8%
5,695,000	Callon Petroleum Co. 8.50%, 10/08/2021	5,353,300
18,165,801	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	7,054,326
8,464,446	Fieldwood Energy LLC 3.88%, 09/28/2018	5,614,721
7,406,250	Jefferson Gulf Coast Energy Partners LLC 11.00%, 02/27/2018	6,517,500
19,812,825	KCA Deutag US Finance LLC 6.25%, 05/15/2020	12,383,016
13,516,478	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	11,184,885
21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	10,691,800
16,045,000	Templar Energy LLC 8.50%, 11/25/2020	930,610
10,415,609	Western Refining, Inc. 4.25%, 11/12/2020	9,712,555

		69,442,713

	Oil & Gas Services - 0.9%
21,351,200	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	14,696,672
22,934,996	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	6,966,505
11,762,715	Pacific Drilling S.A. 4.50%, 06/03/2018	3,009,255
17,775,012	Paragon Offshore Finance Co. 3.75%, 07/18/2021	3,306,152
	Utex Industries, Inc.
8,891,975	5.00%, 05/22/2021	5,068,426
3,000,000	8.25%, 05/22/2022	1,200,000

		34,247,010

	Packaging & Containers - 3.3%
5,313,000	Berlin Packaging LLC 7.75%, 10/01/2022	4,987,579
	Berry Plastics Holding Corp.
22,204,973	3.50%, 02/08/2020	21,883,446
16,781,555	4.00%, 10/01/2022	16,691,606
16,826,949	BWAY Holding Co., Inc. 5.50%, 08/14/2020	15,764,832
8,333,554	Exopack Holdings S.A. 4.50%, 05/08/2019	7,958,544
	Mauser U.S. Corp.
15,905,195	4.50%, 07/31/2021	15,467,802
12,725,000	8.75%, 07/31/2022	10,689,000
9,905,150	Owens-Illinois, Inc. 3.50%, 09/01/2022	9,872,958
19,314,083	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	19,203,800
9,562,130	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	9,131,834

		131,651,401

	Pharmaceuticals - 2.4%
42,595,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	42,029,338
23,036,340	PRA Holdings, Inc. 4.50%, 09/23/2020	22,863,568
	Valeant Pharmaceuticals International, Inc.
5,737,933	3.75%, 12/11/2019	5,517,367
16,215,691	3.75%, 08/05/2020	15,567,063

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 9,907,490	4.00%, 04/01/2022	$9,522,485

		95,499,821

	Pipelines - 0.6%
9,879,647	Energy Transfer Equity L.P. 4.00%, 12/02/2019	7,572,749
16,399,165	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	15,223,837

		22,796,586

	Real Estate - 1.5%
	DTZ U.S. Borrower LLC
21,877,531	4.25%, 11/04/2021	21,203,047
5,330,000	9.25%, 11/04/2022	5,258,951
	Realogy Corp.
3,892,625	2.43%, 10/10/2016	3,834,236
30,958,014	3.75%, 03/05/2020	30,710,350

		61,006,584

	Retail - 6.3%
20,013,700	Bass Pro Group LLC 4.00%, 06/05/2020	19,113,083
5,100,000	Coty, Inc. 3.75%, 10/27/2022	5,074,500
5,879,377	Dollar Tree, Inc. 3.50%, 07/06/2022	5,856,095
10,210,000	Galleria Co. 0.00%, 01/26/2023(7)	10,139,857
	Michaels Stores, Inc.
17,919,680	3.75%, 01/28/2020	17,664,324
13,935,004	4.00%, 01/28/2020	13,808,753
26,854,054	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	23,257,490
19,017,132	Party City Holdings, Inc. 4.25%, 08/19/2022	18,422,847
40,786,601	PetSmart, Inc. 4.25%, 03/11/2022	39,461,036
17,465,678	Revlon 4.00%, 10/08/2019	17,395,816
	Rite Aid Corp.
19,330,000	4.88%, 06/21/2021	19,262,345
7,755,000	5.75%, 08/21/2020	7,755,000
10,958,707	Serta Simmons Holdings LLC 4.25%, 10/01/2019	10,883,421
23,672,067	Sports Authority, Inc. 7.50%, 11/16/2017	3,373,270
15,665,000	Staples, Inc. 0.00%, 04/07/2021(7)	15,537,800
23,137,421	SuperValu, Inc. 4.50%, 03/21/2019	22,201,512

		249,207,149

	Semiconductors - 2.4%
	Avago Technologies Cayman Ltd.
43,505,000	0.00%, 02/01/2023(7)	42,777,596
15,457,260	3.75%, 05/06/2021	15,433,147
7,443,750	Lattice Semiconductor Corp. 5.25%, 03/10/2021	6,922,688
29,450,000	NXP B.V. 3.75%, 12/07/2020	29,376,375

		94,509,806

	Software - 5.2%
18,651,225	Epicor Software Corp. 4.75%, 06/01/2022	17,777,042
	First Data Corp.
38,763,810	3.93%, 03/24/2018	38,222,667
25,075,000	4.18%, 07/08/2022	24,579,769

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 12,744,032	4.43%, 03/24/2021	$12,687,194
7,663,781	Hyland Software, Inc. 4.75%, 07/01/2022	7,520,085
	Infor US, Inc.
24,278,479	3.75%, 06/03/2020	22,824,878
EUR 3,501,206	4.00%, 06/03/2020	3,629,310
	Kronos, Inc.
$ 15,272,696	4.50%, 10/30/2019	14,973,656
3,533,211	9.75%, 04/30/2020	3,496,112
10,682,231	MA Finance Co. LLC 5.25%, 11/19/2021	10,441,881
22,464,954	Magic Newco LLC 5.00%, 12/12/2018	22,380,710
	Peak 10, Inc.
2,777,700	5.00%, 06/17/2021	2,710,563
4,310,000	8.25%, 06/17/2022	3,922,100
	SS&C Technologies, Inc.
18,361,485	4.01%, 07/08/2022	18,269,678
2,637,578	4.02%, 07/08/2022	2,624,391

		206,060,036

	Telecommunications - 6.5%
	Altice Financing S.A.
5,064,550	5.25%, 02/04/2022	5,001,243
29,173,578	5.50%, 07/02/2019	28,963,820
13,092,188	CommScope, Inc. 3.83%, 12/29/2022	12,993,996
14,177,779	Entravision Communications Corp. 3.50%, 05/31/2020	13,835,102
13,502,954	Intelsat Jackson Holdings S.A. 3.75%, 06/30/2019	12,920,706
	Level 3 Financing, Inc.
25,785,000	3.50%, 05/31/2022	25,385,332
27,045,000	4.00%, 08/01/2019	26,984,149
20,442,500	4.00%, 01/15/2020	20,391,394
	LTS Buyer LLC
26,002,331	4.00%, 04/13/2020	25,457,842
2,078,413	8.00%, 04/12/2021	1,987,482
15,925,497	Salem Communications Corp. 4.50%, 03/13/2020	14,910,247
2,795,000	TransFirst, Inc. 9.00%, 11/12/2022	2,799,668
51,671,163	Univision Communications, Inc. 4.00%, 03/01/2020	50,370,460
11,134,014	XO Communications LLC 4.25%, 03/17/2021	10,908,996
3,310,000	Zayo Group, LLC 0.00%, 05/06/2021(7)	3,312,085

		256,222,522

	Transportation - 0.3%
	Kenan Advantage Group, Inc.
1,345,000	1.50%, 01/31/2017(11)	1,324,825
12,628,350	4.00%, 07/31/2022	12,438,925

		13,763,750

	Trucking & Leasing - 0.2%
6,772,500	Consolidated Container Co. 5.00%, 07/03/2019	6,108,524

	Total Senior Floating Rate Interests (cost $3,934,107,483)	3,507,102,644

Common Stocks - 0.1%
	Energy - 0.0%
418,220,006	KCA Deutag*(1)(9)(10)	1,641,514

	Media - 0.1%
15,581	F & W Publications, Inc.	1,558,050

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

138,305	MPM Holdings, Inc.*(9)		$1,064,948

			2,622,998

	Technology Hardware & Equipment - 0.0%
2,664	Provo Craft & Novelty, Inc.(1)(9)(10)		—

	Total Common Stocks (cost $10,663,263)		4,264,512

	Total Long-Term Investments (cost $4,183,488,272)		3,696,401,445
Short-Term Investments - 5.3%
	Other Investment Pools & Funds - 5.3%
208,074,548	BlackRock Liquidity Funds TempFund Portfolio		208,074,548

	Total Short-Term Investments (cost $208,074,548)		208,074,548

	Total Investments (cost $4,391,562,820)^	99.0%	$3,904,475,993
	Other Assets and Liabilities	1.0%	38,688,653

	Total Net Assets	100.0%	$3,943,164,646

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,691,279
Unrealized Depreciation	(490,778,106)

Net Unrealized Depreciation	$(487,086,827)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $103,503,514, which represents 2.6% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $28,136,556, which represents 0.7% of total net assets.
(5)	This security may pay interest in additional principal instead of cash.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

The Hartford Floating Rate Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $2,706,462, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(10)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220,006	KCA Deutag	$5,667,718
09/2011	2,664	Provo Craft & Novelty, Inc.	—
09/2013	431,545	Provo Craft & Novelty, Inc.	24,370

			$5,692,088

At January 31, 2016, the aggregate value of these securities was $1,641,514, which represents 0.0% of total net assets.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $1,324,825, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Sell	02/29/16	SSG	$47,450,359	$47,438,691	$11,668
GBP	Sell	02/29/16	RBS	48,641,855	48,375,602	266,253

Total						$277,921

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
Currency Abbreviations:
EUR	Euro
GBP	British Pound
Other Abbreviations:
LIBOR	London Interbank Offered Rate

The Hartford Floating Rate Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$185,034,289	$—	$185,034,289	$—
Senior Floating Rate Interests	3,507,102,644	—	3,507,102,644	—
Common Stocks
Energy	1,641,514	—	—	1,641,514
Media	2,622,998	1,558,050	—	1,064,948
Technology Hardware & Equipment	—	—	—	—
Short-Term Investments	208,074,548	208,074,548	—	—
Foreign Currency Contracts(2)	277,921	—	277,921	—

Total	$3,904,753,914	$209,632,598	$3,692,414,854	$2,706,462

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Senior Floating Rate Interests	Total

Beginning balance	$4,851,861	$-	$4,851,861
Purchases	-	10,754	10,754
Sales	-		-
Accrued discounts/(premiums)	-		-
Total realized gain/(loss)	-		-
Net change in unrealized appreciation/depreciation	(2,145,399)	(10,754)	(2,156,153)
Transfers into Level 3 (1)	-		-
Transfers out of Level 3 (1)	-		-

Ending balance	$2,706,462	$-	$2,706,462

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(2,145,399).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Floating Rate High Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Corporate Bonds - 10.2%
	Auto Parts & Equipment - 0.5%
$ 2,000,000	Titan International, Inc. 6.88%, 10/01/2020	$1,462,960

	Chemicals - 1.4%
1,000,000	Chemours Co. 6.63%, 05/15/2023(1)	612,500
	Hexion, Inc.
2,500,000	6.63%, 04/15/2020	1,937,500
200,000	8.88%, 02/01/2018	136,000
1,990,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,338,275

		4,024,275

	Coal - 0.0%
250,000	Peabody Energy Corp. 10.00%, 03/15/2022(1)	25,000

	Commercial Banks - 1.7%
1,125,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	936,461
1,585,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(2)(3)	1,543,153
1,970,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	1,804,954
1,000,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	842,710

		5,127,278

	Commercial Services - 0.5%
1,650,000	Ancestry.com Holdings LLC 9.63%, 10/15/2018(1)(5)	1,540,688

	Diversified Financial Services - 0.1%
500,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	307,500

	Electric - 0.6%
2,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	1,600,000

	Food - 1.5%
GBP 2,665,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	3,189,779
$ 1,500,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	1,348,125

		4,537,904

	Forest Products & Paper - 0.3%
1,420,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	898,150

	Iron/Steel - 0.7%
1,800,000	AK Steel Corp. 8.75%, 12/01/2018	1,534,500
1,000,000	United States Steel Corp. 7.00%, 02/01/2018	630,000

		2,164,500

	Lodging - 1.0%
2,840,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	1,959,600
990,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	893,475

		2,853,075

	Oil & Gas - 0.9%
2,400,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.11%, 08/01/2019(1)(2)	720,000

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 935,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	$561,000
1,455,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	1,018,500
500,000	WPX Energy, Inc. 7.50%, 08/01/2020	314,050

		2,613,550

	Oil & Gas Services - 0.6%
2,000,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	1,609,000

	Retail - 0.4%
2,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	1,195,000

	Total Corporate Bonds (cost $39,160,879)	29,958,880

Senior Floating Rate Interests - 83.6%(6)
	Advertising - 0.9%
2,819,420	Acosta Holdco, Inc. 4.25%, 09/26/2021	2,690,798

	Agriculture - 0.1%
310,280	Pinnacle Operating Corp. 4.75%, 11/15/2018	285,457

	Auto Manufacturers - 0.4%
1,268,625	Jaguar Holding Co. 4.25%, 08/18/2022	1,242,986

	Auto Parts & Equipment - 0.3%
815,640	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	778,936

	Beverages - 0.9%
2,827,555	Charger OpCo B.V. 4.25%, 07/02/2022	2,788,676

	Chemicals - 3.4%
3,695,178	Chemours Co. 3.75%, 05/12/2022	3,264,062
1,812,516	Ineos U.S. Finance LLC 4.25%, 03/31/2022	1,726,421
2,127,487	Nexeo Solutions LLC 5.00%, 09/08/2017	2,056,578
1,417,063	Solenis International L.P. Co. 4.25%, 07/31/2021	1,350,645
1,756,284	Univar, Inc. 4.25%, 07/01/2022	1,698,713

		10,096,419

	Coal - 0.7%
	American Energy - Marcellus LLC
1,560,000	5.25%, 08/04/2020	308,880
830,000	8.50%, 08/04/2021	18,675
	Arch Coal, Inc.
665,000	0.00%, 01/12/2017(7)	635,075
2,829,516	6.25%, 05/16/2018	833,915
813,229	Peabody Energy Corp. 4.25%, 09/24/2020	344,517

		2,141,062

	Commercial Services - 5.4%
2,337,535	Affinion Group, Inc. 6.75%, 04/30/2018	2,106,703
	Brickman Group Ltd.
2,938,847	4.00%, 12/18/2020	2,840,660
3,587,411	7.50%, 12/17/2021	3,244,382
	Brock Holdings III, Inc.
1,426,993	6.00%, 03/16/2017	1,330,671
902,000	10.00%, 03/16/2018	649,440

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,807,257	LM U.S. Corp. Acquisition, Inc. 4.75%, 10/25/2019	$1,799,920
1,348,797	ServiceMaster Co. 4.25%, 07/01/2021	1,334,972
2,572,753	TransUnion LLC 3.50%, 04/09/2021	2,481,780

		15,788,528

	Distribution/Wholesale - 0.4%
	PowerTeam Services LLC
438,441	4.25%, 05/06/2020	428,028
665,000	8.25%, 11/06/2020	622,054

		1,050,082

	Diversified Financial Services - 1.9%
1,417,116	Ipreo Holdings LLC 4.00%, 08/06/2021	1,355,117
508,470	RP Crown Parent LLC 6.00%, 12/21/2018	445,272
1,803,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	1,498,332
1,252,775	TransFirst, Inc. 4.75%, 11/12/2021	1,251,673
1,206,926	Walter Investment Management Corp. 4.75%, 12/19/2020	934,619

		5,485,013

	Electric - 3.3%
3,115,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	1,775,550
1,475,334	ExGen Texas Power LLC 5.75%, 09/16/2021	914,707
	Pike Corp.
2,214,194	5.50%, 12/22/2021	2,190,679
2,375,000	9.50%, 06/22/2022	2,311,659
2,575,920	Seadrill Partners Finco LLC 4.00%, 02/21/2021	1,022,640
4,500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(8)	1,356,255

		9,571,490

	Electronics - 1.0%
1,994,873	CDW LLC 3.25%, 04/29/2020	1,956,971
1,053,841	Ceridian LLC 4.50%, 09/15/2020	909,812

		2,866,783

	Energy-Alternate Sources - 0.8%
2,105,000	Calpine Corporation 4.00%, 01/15/2023	2,020,800
436,637	EMG Utica LLC 4.75%, 03/27/2020	371,141

		2,391,941

	Entertainment - 0.2%
736,197	Scientific Games International, Inc. 6.00%, 10/01/2021	653,603

	Food - 4.4%
	Albertsons LLC
2,193,425	5.50%, 08/25/2021	2,143,568
755,000	5.50%, 12/21/2022	737,069
GBP 1,500,000	Burtons Foods Ltd. 5.73%, 11/27/2020	1,744,077
	Hostess Brands LLC
$ 2,048,613	4.50%, 08/03/2022	2,032,387
2,575,000	8.50%, 08/03/2023	2,504,188

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,890,000	JBS USA LLC 4.00%, 10/30/2022	$3,714,950

		12,876,239

	Food Service - 0.6%
1,979,850	Hearthside Food Solutions 4.50%, 06/02/2021	1,900,656

	Forest Products & Paper - 0.6%
1,868,198	Wilsonart LLC 4.00%, 10/31/2019	1,819,943

	Hand/Machine Tools - 0.9%
2,248,516	Ameriforge Group, Inc. 5.00%, 12/19/2019	882,542
1,749,372	Apex Tool Group LLC 4.50%, 01/31/2020	1,632,742

		2,515,284

	Healthcare-Products - 1.6%
481,373	Immucor, Inc. 5.00%, 08/17/2018	441,660
2,004,975	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	1,944,826
2,391,086	Truven Health Analytics, Inc. 4.50%, 06/06/2019	2,298,431

		4,684,917

	Healthcare-Services - 8.5%
2,462,625	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	2,333,337
	American Renal Holdings, Inc.
1,038,670	4.50%, 09/20/2019	1,011,405
1,429,709	8.50%, 03/20/2020	1,358,223
1,112,608	CDRH Parent, Inc. 5.25%, 07/01/2021	930,885
1,427,825	Community Health Systems, Inc. 4.00%, 01/27/2021	1,372,497
792,628	DJO Finance LLC 4.25%, 06/08/2020	762,246
5,734,002	InVentiv Health, Inc. 7.75%, 05/15/2018	5,667,687
1,950,508	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,570,159
2,006,882	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	1,759,032
	Surgery Center Holdings, Inc.
985,050	5.25%, 11/03/2020	965,349
2,660,102	8.50%, 11/03/2021	2,394,092
	U.S. Renal Care, Inc.
2,360,000	5.25%, 12/31/2022	2,343,787
2,500,000	9.00%, 12/31/2023	2,446,875

		24,915,574

	Home Furnishings - 0.6%
1,982,225	Hillman Group, Inc. 4.50%, 06/30/2021	1,899,626

	Household Products/Wares - 0.9%
2,895,795	Sun Products Corp. 5.50%, 03/23/2020	2,758,245

	Insurance - 3.8%
1,430,000	Asurion LLC 8.50%, 03/03/2021	1,203,245
	CGSC of Delaware Holdings Corp.
1,252,875	5.00%, 04/16/2020	1,195,719
2,430,000	8.25%, 10/16/2020	2,292,292
1,997,282	Evertec Group LLC 3.25%, 04/17/2020	1,899,915

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,244,445	HUB International Ltd. 4.00%, 10/02/2020	$1,190,672
1,415,046	National Financial Partners Corp. 4.50%, 07/01/2020	1,348,185
2,500,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	2,204,175

		11,334,203

	Internet - 1.8%
3,000,824	Lands’ End, Inc. 4.25%, 04/04/2021	2,400,660
2,944,944	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	2,898,944

		5,299,604

	Leisure Time - 2.9%
2,590,930	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	2,576,369
	Delta 2 (LUX) S.a.r.l.
2,917,063	4.75%, 07/30/2021	2,741,134
2,830,000	7.75%, 07/31/2022	2,348,900
995,000	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	991,269

		8,657,672

	Lodging - 2.1%
3,427,262	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	2,980,004
1,529,169	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	1,264,118
640,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	629,600
1,400,337	Station Casinos LLC 4.25%, 03/02/2020	1,373,731

		6,247,453

	Machinery-Construction & Mining - 1.5%
2,625,025	American Rock Salt Holdings LLC 4.75%, 05/20/2021	2,400,795
2,699,270	Neff Rental LLC 7.25%, 06/09/2021	2,118,927

		4,519,722

	Machinery-Diversified - 2.4%
2,217,106	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	2,060,800
2,682,178	Gardner Denver, Inc. 4.25%, 07/30/2020	2,409,588
2,041,406	Gates Global, Inc. 4.25%, 07/05/2021	1,835,571
944,148	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	840,291

		7,146,250

	Media - 4.8%
	Advantage Sales & Marketing, Inc.
2,720,513	4.25%, 07/23/2021	2,592,431
1,895,000	7.50%, 07/25/2022	1,656,950
1,774,058	AVSC Holding Corp. 4.50%, 01/24/2021	1,676,484
3,000,000	Charter Communications Operating LLC 3.50%, 01/24/2023	2,995,140
2,335,000	Neptune Finco Corp. 5.00%, 10/09/2022	2,328,439
3,048,875	Tribune Media Co. 3.75%, 12/27/2020	2,992,990

		14,242,434

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Miscellaneous Manufacturing - 0.2%
$ 572,967	Husky Injection Molding Systems Ltd. 7.25%, 06/30/2022	$545,751

	Oil & Gas - 2.5%
1,300,000	Callon Petroleum Co. 8.50%, 10/08/2021	1,222,000
1,654,425	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	642,463
1,975,000	Jefferson Gulf Coast Energy Partners LLC 11.00%, 02/27/2018	1,738,000
1,812,175	KCA Deutag US Finance LLC 6.25%, 05/15/2020	1,132,609
965,463	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	798,921
3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	1,683,150
3,240,000	Templar Energy LLC 8.50%, 11/25/2020	187,920

		7,405,063

	Oil & Gas Services - 1.4%
2,790,000	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,920,440
1,642,274	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	498,841
1,159,546	Pacific Drilling S.A. 4.50%, 06/03/2018	296,647
2,974,900	Paragon Offshore Finance Co. 3.75%, 07/18/2021	553,331
	Utex Industries, Inc.
780,500	5.00%, 05/22/2021	444,885
750,000	8.25%, 05/22/2022	300,000

		4,014,144

	Packaging & Containers - 3.0%
1,976,143	Berlin Packaging LLC 7.75%, 10/01/2022	1,855,104
1,864,617	Berry Plastics Holding Corp. 4.00%, 10/01/2022	1,854,623
1,472,272	BWAY Holding Co., Inc. 5.50%, 08/14/2020	1,379,343
	Mauser U.S. Corp.
1,503,878	4.50%, 07/31/2021	1,462,521
2,570,000	8.75%, 07/31/2022	2,158,800

		8,710,391

	Pharmaceuticals - 2.3%
4,080,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	4,025,817
1,011,180	PRA Holdings, Inc. 4.50%, 09/23/2020	1,003,596
1,872,065	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	1,799,317

		6,828,730

	Real Estate - 0.8%
	DTZ U.S. Borrower LLC
497,500	4.25%, 11/04/2021	482,162
1,775,000	9.25%, 11/04/2022	1,751,339
37,908	Realogy Corp. 2.43%, 10/10/2016	37,340

		2,270,841

	Retail - 4.3%
2,055,688	Bass Pro Group LLC 4.00%, 06/05/2020	1,963,181
1,200,257	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,039,507

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 864,809	Party City Holdings, Inc. 4.25%, 08/19/2022	$837,784
2,672,269	PetSmart, Inc. 4.25%, 03/11/2022	2,585,420
3,653,325	Sports Authority, Inc. 7.50%, 11/16/2017	520,599
3,175,000	Staples, Inc. 0.00%, 04/07/2021(7)	3,149,219
2,635,791	SuperValu, Inc. 4.50%, 03/21/2019	2,529,173

		12,624,883

	Semiconductors - 2.6%
4,000,000	Avago Technologies Cayman Ltd. 0.00%, 02/01/2023(7)	3,933,120
1,860,938	Lattice Semiconductor Corp. 5.25%, 03/10/2021	1,730,672
2,030,000	NXP B.V. 3.75%, 12/07/2020	2,024,925

		7,688,717

	Software - 4.0%
398,625	Hyland Software, Inc. 4.75%, 07/01/2022	391,151
	Kronos, Inc.
1,846,521	4.50%, 10/30/2019	1,810,366
1,756,476	9.75%, 04/30/2020	1,738,033
715,199	MA Finance Co. LLC 5.25%, 11/19/2021	699,107
1,765,492	Magic Newco LLC 5.00%, 12/12/2018	1,758,872
	Peak 10, Inc.
694,425	5.00%, 06/17/2021	677,641
1,845,000	8.25%, 06/17/2022	1,678,950
	SS&C Technologies, Inc.
2,529,329	4.01%, 07/08/2022	2,516,682
362,717	4.02%, 07/08/2022	360,904

		11,631,706

	Telecommunications - 4.7%
	Altice Financing S.A.
1,383,050	5.25%, 02/04/2022	1,365,762
1,485,261	5.50%, 07/02/2019	1,474,582
2,014,950	CommScope, Inc. 3.83%, 12/29/2022	1,999,838
1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,250,315
	LTS Buyer LLC
1,693,416	4.00%, 04/13/2020	1,657,956
1,319,413	8.00%, 04/12/2021	1,261,688
3,786,399	Salem Communications Corp. 4.50%, 03/13/2020	3,545,015
1,400,000	TransFirst, Inc. 9.00%, 11/12/2022	1,402,338

		13,957,494

	Transportation - 0.7%
	Kenan Advantage Group, Inc.
190,000	1.50%, 01/31/2017(9)	187,150
1,800,488	4.00%, 07/31/2022	1,773,480

		1,960,630

	Total Senior Floating Rate Interests (cost $284,529,312)	246,287,946

Common Stocks - 0.2%
	Media - 0.2%
69,152	MPM Holdings, Inc.*(10)	532,470

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Common Stocks (cost $2,496,994)		532,470

	Total Long-Term Investments (cost $326,187,185)		276,779,296

Short-Term Investments - 1.7%
	Other Investment Pools & Funds - 1.7%
4,986,760	BlackRock Liquidity Funds TempFund Portfolio		$4,986,760

	Total Short-Term Investments (cost $4,986,760)		4,986,760

	Total Investments (cost $331,173,945)^	95.7%	$281,766,056
	Other Assets and Liabilities	4.3%	12,812,059

	Total Net Assets	100.0%	$294,578,115

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$147,054
Unrealized Depreciation	(49,554,943)

Net Unrealized Depreciation	$(49,407,889)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $18,553,885, which represents 6.3% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $2,451,710, which represents 0.8% of total net assets.
(5)	This security may pay interest in additional principal instead of cash.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.
(9)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $187,150, which rounds to zero percent of total net assets.
(10)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of this security was $532,470, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Buy	02/29/16	DEUT	$3,176,299	$3,187,078	$10,779
EUR	Sell	02/29/16	SSG	5,419,366	5,418,033	1,333
GBP	Sell	02/29/16	RBS	5,275,540	5,246,663	28,877

Total						$40,989

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The Hartford Floating Rate High Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Security Type

as of January 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%

Total	0.2%

Fixed Income Securities
Corporate Bonds	10.2%
Senior Floating Rate Interests	83.6

Total	93.8%

Short-Term Investments	1.7
Other Assets & Liabilities	4.3

Total	100.0%

The Hartford Floating Rate High Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$29,958,880	$—	$29,958,880	$—
Senior Floating Rate Interests	246,287,946	—	246,287,946	—
Common Stocks
Media	532,470	—	—	532,470
Short-Term Investments	4,986,760	4,986,760	—	—
Foreign Currency Contracts(2)	40,989	—	40,989	—

Total	$281,807,045	$4,986,760	$276,287,815	$532,470

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Total

Beginning balance	$1,455,650	$ 1,455,650
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	(923,180)	(923,180)
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Ending balance	$532,470	$ 532,470

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(923,180).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 6.3%
	Cayman Islands - 0.5%
$ 255,000	Ares CLO Ltd. 2.07%, 04/20/2023(1)(2)	$249,212
250,000	Carlyle Global Market Strategies Ltd. 2.14%, 04/17/2025(1)(2)	248,000
350,000	Dryden Senior Loan Fund 2.10%, 07/15/2026(1)(2)	347,235
	Madison Park Funding Ltd.
300,000	1.90%, 10/23/2025(1)(2)	295,650
250,000	3.02%, 01/27/2026(1)(2)	242,425
250,000	Magnetite CLO Ltd. 2.57%, 07/25/2026(1)(2)	241,925
285,000	OZLM Funding Ltd. 2.17%, 04/17/2026(1)(2)	282,748

		1,907,195

	United States - 5.8%
315,000	Ally Auto Receivables Trust 1.49%, 11/15/2019	315,837
100,000	Ally Master Owner Trust 1.54%, 09/15/2019	100,239
22,984	American Credit Acceptance Receivables Trust 1.33%, 07/10/2018(1)	22,947
	AmeriCredit Automobile Receivables Trust
75,000	1.81%, 10/08/2020	75,240
179,887	2.64%, 10/10/2017	180,324
55,626	2.67%, 01/08/2018	55,682
280,000	3.41%, 10/08/2020(1)	282,771
107,020	ARI Fleet Lease Trust 0.73%, 01/15/2021(1)(2)	106,965
282,790	Asset Backed Securities Corp. Home Equity Loan Trust 0.93%, 08/25/2034(2)	251,337
270,585	Banc of America Commercial Mortgage Trust 5.93%, 02/10/2051(2)	281,954
65,603	Banc of America Mortgage Trust 2.69%, 04/25/2034(2)	65,425
	Bear Stearns Adjustable Rate Mortgage Trust
25,856	2.48%, 08/25/2035(2)	25,861
299,987	2.82%, 07/25/2036(2)	252,908
545,864	Bear Stearns Asset Backed Securities I Trust 6.00%, 11/25/2035	500,361
	Bear Stearns Commercial Mortgage Securities, Inc.
187,746	5.33%, 02/11/2044	192,521
275,681	5.91%, 06/11/2040(2)	284,116
	Cabela’s Master Credit Card Trust
180,000	0.88%, 07/15/2022(2)	178,348
400,000	1.63%, 02/18/2020(1)	401,661
15,000	Capital Auto Receivables Asset Trust 2.22%, 01/22/2019	15,098
75,000	Carrington Mortgage Loan Trust 0.91%, 09/25/2035	73,196
40,000	Chrysler Capital Automobile Receivables Trust 1.31%, 05/15/2019(1)	39,772
171,963	Commercial Mortgage Trust 5.96%, 06/10/2046(2)	172,071
	Connecticut Avenue Securities
2,185,000	3.03%, 05/25/2024(2)	1,873,440
405,000	3.33%, 07/25/2024(2)	355,980
1,060,000	3.43%, 07/25/2024(2)	931,056
675,000	4.83%, 01/25/2024(2)	657,467
940,000	4.98%, 02/25/2025(2)	930,593
775,000	5.33%, 11/25/2024(2)	752,773
555,000	5.43%, 11/25/2024(2)	543,956
446,972	Countrywide Alternative Loan Trust 5.25%, 08/25/2035	417,182

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 319,609	Countrywide Home Loans, Inc. 2.73%, 09/25/2047(2)	$286,014
	Credit Acceptance Automotive Loan Trust
250,000	1.83%, 04/15/2021(1)	249,990
300,000	2.26%, 10/15/2021(1)	299,929
105,000	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	107,356
220,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	219,964
93,679	Fifth Third Automotive Trust 0.88%, 10/16/2017	93,666
	First Investors Automotive Owner Trust
89,636	1.06%, 11/15/2018(1)	89,573
70,913	1.23%, 03/15/2019(1)	70,870
	FREMF Mortgage Trust
160,000	3.52%, 11/25/2046(1)(2)	160,932
105,000	3.95%, 06/25/2047(1)(2)	108,540
500,000	4.07%, 07/25/2045(1)(2)	514,905
215,000	4.38%, 06/25/2047(1)(2)	220,500
500,000	GE Commercial Mortgage Corp. 4.68%, 06/10/2048(2)	498,952
100,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046(1)	99,837
300,000	GS Mortgage Securities Trust 5.16%, 12/10/2043(1)(2)	335,026
	GSR Mortgage Loan Trust
108,568	2.52%, 01/25/2035(2)	104,914
345,418	2.89%, 03/25/2047(2)	296,606
156,269	2.91%, 09/25/2035(2)	160,382
230,210	JP Morgan Chase Commercial Mortgage Securities Trust 6.11%, 04/15/2045(2)	230,741
152,598	JP Morgan Mortgage Acquisition Trust 5.03%, 11/25/2036	153,303
129,018	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)	130,298
	LB-UBS Commercial Mortgage Trust
548,149	5.43%, 02/15/2040	560,275
331,836	6.25%, 04/15/2041(2)	350,637
	LSTAR Securities Investment Trust
190,277	2.43%, 01/01/2020(1)(2)	186,490
198,967	2.43%, 04/01/2020(1)(2)	195,983
276,192	2.43%, 05/01/2020(1)(2)	270,337
297,513	2.43%, 08/01/2020(1)(2)	290,879
121,537	2.43%, 10/01/2020(1)(2)	119,507
188,831	2.43%, 12/01/2021(1)(2)	185,319
370,000	MASTR Adjustable Rate Mortgages Trust 1.06%, 03/25/2035(2)	360,674
56,733	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	57,959
35,741	Morgan Stanley Capital I Trust 5.51%, 11/12/2049(2)	36,429
	MortgageIT Trust
272,328	0.73%, 08/25/2035(2)	251,488
251,096	1.07%, 02/25/2035(2)	244,273
119,851	Nationstar HECM Loan Trust 2.88%, 11/25/2025(1)	119,767
9,892	New York City Tax Lien 1.03%, 11/10/2027(1)	9,843
340,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	339,898
160,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	159,976
410,000	Opteum Mortgage Acceptance Corp. 0.86%, 04/25/2035(2)	389,633
85,038	Option One Mortgage Loan Trust 0.93%, 02/25/2035(2)	83,916

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 59,090	Oscar US Funding Trust 1.00%, 08/15/2017(1)	$59,050
	Prestige Automotive Receivables Trust
180,499	1.33%, 05/15/2019(1)	180,534
150,000	3.25%, 07/15/2019(1)	150,313
66,986	Residential Asset Mortgage Products Trust 0.84%, 11/25/2035(2)	66,148
53,616	Residential Asset Securities Corp. 0.72%, 03/25/2036(2)	52,878
	Santander Drive Automotive Receivables Trust
100,000	1.82%, 05/15/2019	100,321
120,119	3.01%, 04/16/2018	120,441
77,619	Skopos Auto Receivables Trust 3.10%, 12/15/2023(1)	77,339
43,761	Soundview Home Loan Trust 0.85%, 11/25/2035(2)	43,379
155,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	154,659
84,890	Structured Asset Securities Corp. 0.58%, 02/25/2036(2)	84,238
213,548	Thornburg Mortgage Securities Trust 2.29%, 04/25/2045(2)	210,907
	Towd Point Mortgage Trust
169,012	2.75%, 04/25/2055(1)(2)	168,447
138,708	2.75%, 05/25/2055(1)(2)	138,042
234,170	3.00%, 03/25/2054(1)(2)	234,240
170,000	Wachovia Bank Commercial Mortgage Trust 5.48%, 10/15/2044(1)(2)	169,326
47,822	Wells Fargo Home Equity Asset-Backed Securities Trust 0.84%, 04/25/2035(2)	47,762
	Westlake Automobile Receivables Trust
119,752	1.17%, 03/15/2018(1)	119,592
350,000	1.82%, 01/15/2019(1)	349,965
250,000	3.40%, 01/15/2021(1)	247,685
340,000	World Omni Automotive Receivables Trust 1.06%, 09/16/2019	339,262

		22,097,190

	Total Asset & Commercial Mortgage Backed Securities (cost $24,444,938)	24,004,385

Corporate Bonds - 3.4%
	Argentina - 0.2%
700,000	YPF S.A. 8.50%, 07/28/2025(3)	651,438

	Austria - 0.1%
EUR 200,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(3)	254,819
$ 200,000	Erste Group Bank AG 5.50%, 05/26/2025(2)(3)	191,280

		446,099

	Belgium - 0.1%
EUR 350,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(3)(4)	374,416

	Canada - 0.0%
$ 125,000	Encana Corp. 6.50%, 02/01/2038	75,197

	Denmark - 0.1%
EUR 200,000	Danske Bank AS 5.75%, 04/06/2020(2)(3)(4)	214,494
100,000	Nykredit Realkredit AS 4.00%, 06/03/2036(2)(3)	106,787

		321,281

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	France - 0.5%
$ 325,000	AXA S.A. 6.46%, 12/14/2018(2)(3)(4)	$331,906
EUR 200,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(3)(4)	200,701
	Credit Agricole S.A.
$ 350,000	3.88%, 04/15/2024(3)	366,209
225,000	6.63%, 09/23/2019(2)(3)(4)	211,706
200,000	8.13%, 09/19/2033(2)(3)	217,851
125,000	Natixis 10.00%, 04/29/2049	142,344
	Societe Generale S.A.
400,000	6.00%, 01/27/2020(2)(3)(4)	366,488
EUR 100,000	6.75%, 04/07/2021(2)(3)(4)	106,976

		1,944,181

	Germany - 0.1%
$ 350,000	Commerzbank AG 8.13%, 09/19/2023(3)	393,162

	Guernsey - 0.1%
285,000	Credit Suisse Group Funding Guernsey Ltd. 4.88%, 05/15/2045	281,014

	Ireland - 0.1%
200,000	Aquarius & Investments plc Swiss Reinsurance Co., Ltd. 6.38%, 09/01/2024(2)(3)	205,410
200,000	Willow No 2 Ireland plc for Zurich Insurance Co., Ltd. 4.25%, 10/01/2045(2)(3)	180,544

		385,954

	Italy - 0.4%
	Intesa Sanpaolo S.p.A.
EUR 150,000	3.93%, 09/15/2026(3)	163,603
$ 200,000	5.25%, 01/12/2024	211,814
630,000	7.70%, 09/17/2025(1)(2)(4)	607,950
EUR 300,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(3)(4)	311,747
76,000	Mediobanca S.p.A. 5.75%, 04/18/2023	92,544

		1,387,658

	Netherlands - 0.2%
200,000	ABN Amro Bank N.V. 5.75%, 09/22/2020(2)(3)(4)	210,551
100,000	Achmea B.V. 6.00%, 04/04/2043(2)(3)	112,694
200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.50%, 06/29/2020(2)(3)(4)	213,139
$ 280,000	ING Groep N.V. 6.00%, 04/16/2020(2)(4)	271,425
EUR 125,000	Swiss Reinsurance Co. via ELM B.V. 2.60%, 09/01/2025(2)(3)(4)	121,869

		929,678

	Spain - 0.2%
200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(3)(4)	203,833
100,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	99,664
$ 100,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(4)	100,000
EUR 200,000	CaixaBank S.A. 5.00%, 11/14/2023(2)(3)	221,404

		624,901

	Switzerland - 0.3%
200,000	Credit Suisse AG 5.75%, 09/18/2025(2)(3)	232,339

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 275,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(4)	$268,445
	UBS AG
275,000	4.75%, 05/22/2023(2)(3)	277,353
250,000	5.13%, 05/15/2024(3)	249,695

		1,027,832

	United Kingdom - 0.7%
200,000	Abbey National Treasury Services plc 4.00%, 03/13/2024	212,454
	Barclays plc
300,000	3.65%, 03/16/2025	286,972
315,000	4.38%, 01/12/2026	317,951
GBP 200,000	Coventry Building Society 6.38%, 11/01/2019(2)(3)(4)	266,171
$ 275,000	HSBC Holdings plc 5.63%, 01/17/2020(2)(4)	267,970
350,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(4)	362,250
GBP 400,000	Nationwide Building Society 6.88%, 06/20/2019(2)(3)(4)	554,257
$ 220,000	Royal Bank of Scotland Group plc 8.00%, 08/10/2025(2)(4)	225,775
325,000	Santander UK Group Holdings plc 5.63%, 09/15/2045(1)	324,614

		2,818,414

	United States - 0.3%
125,000	Concho Resources, Inc. 5.50%, 04/01/2023	113,374
175,000	Continental Resources, Inc. 4.90%, 06/01/2044	94,779
125,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	124,375
150,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	63,750
	Laredo Petroleum, Inc.
60,000	5.63%, 01/15/2022	42,600
65,000	7.38%, 05/01/2022	48,263
125,000	Matador Resources Co. 6.88%, 04/15/2023	107,500
125,000	Noble Energy, Inc. 5.05%, 11/15/2044	90,217
10,000	PDC Energy, Inc. 7.75%, 10/15/2022	9,500
150,000	QEP Resources, Inc. 5.38%, 10/01/2022	102,000
150,000	Range Resources Corp. 5.00%, 08/15/2022	117,000
125,000	Rice Energy, Inc. 6.25%, 05/01/2022	94,687
125,000	RSP Permian, Inc. 6.63%, 10/01/2022	111,250
15,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	16,572
150,000	Whiting Petroleum Corp. 6.25%, 04/01/2023	93,750
	WPX Energy, Inc.
50,000	7.50%, 08/01/2020	31,405
75,000	8.25%, 08/01/2023	48,000

		1,309,022

	Total Corporate Bonds (cost $13,964,978)	12,970,247

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Government Obligations - 5.2%
	Argentina - 0.2%
$ 750,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(3)	$791,250

	Brazil - 0.7%
BRL 12,528,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	2,569,251

	Canada - 0.4%
CAD 1,357,521	Canadian Government Bond 3.00%, 12/01/2036(5)	1,431,555

	Germany - 0.7%
EUR 2,355,171	Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2023(3)(5)	2,708,680

	Greece - 0.1%
75,450,000	Hellenic Republic Government Bond 1.00%, 10/15/2042(2)	277,899

	Italy - 0.3%
	Italy Buoni Poliennali Del Tesoro
377,650	2.10%, 09/15/2017(3)(5)	424,260
570,297	2.55%, 09/15/2041(3)(5)	773,619

		1,197,879

	Japan - 1.0%
	Japanese Government CPI Linked Bond
JPY 148,585,800	0.10%, 09/10/2023(5)	1,279,484
316,600,000	0.10%, 09/10/2024(5)	2,732,804

		4,012,288

	Mexico - 0.6%
	Mexican Udibonos
MXN 6,436,292	4.00%, 11/15/2040(5)	364,437
29,284,101	4.50%, 11/22/2035(5)	1,797,024

		2,161,461

	New Zealand - 0.7%
	New Zealand Government Bond
NZD 1,830,380	2.00%, 09/20/2025(3)(5)	1,178,080
2,273,950	3.00%, 09/20/2030(3)(5)	1,609,412

		2,787,492

	Norway - 0.1%
NOK 3,250,000	Norway Government Bond 3.00%, 03/14/2024(1)(3)	424,668

	Spain - 0.2%
EUR 700,805	Spain Government Inflation Linked Bond 1.80%, 11/30/2024(1)(3)(5)	830,234

	Supranational - 0.1%
INR 20,360,000	International Finance Corp. 8.25%, 06/10/2021	316,720

	Sweden - 0.1%
SEK 2,724,958	Sweden Inflation Linked Bond 3.50%, 12/01/2028(5)	478,869

	Total Foreign Government Obligations (cost $24,680,048)	19,988,246

U.S. Government Agencies - 6.1%
	United States - 6.1%
	FHLMC - 2.9%
$ 350,000	4.68%, 11/25/2023(2)	340,550
500,000	4.50%, 02/01/2046(6)	542,500
400,000	4.50%, 03/14/2046(6)	433,172
460,000	3.73%, 10/25/2027(2)	427,867
725,000	4.93%, 02/25/2024(2)	689,586
620,000	4.33%, 12/25/2027(2)	577,328
491,341	3.50%, 09/01/2045	514,024
455,000	3.03%, 12/25/2027(2)	450,920

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 350,000	3.08%, 03/25/2028(2)	$346,343
398,524	3.00%, 10/01/2045	406,360
76,769	3.00%, 03/15/2033(7)	9,999
1,525,000	3.50%, 02/01/2046(6)	1,594,084
3,300,000	3.50%, 03/14/2046(6)	3,441,244
300,000	4.00%, 02/01/2046(6)	320,262
200,000	4.00%, 03/14/2046(6)	213,024
240,088	2.83%, 10/25/2024(2)	242,392
500,000	4.98%, 10/25/2024(2)	481,224

		11,030,879

	FNMA - 2.2%
275,473	5.14%, 10/01/2024	332,342
4,821	2.78%, 04/01/2022	4,983
4,743	3.20%, 04/01/2022	5,005
279,887	2.83%, 06/01/2022	290,003
4,741	2.66%, 09/01/2022	4,865
5,000	2.44%, 01/01/2023	5,054
262,041	7.27%, 02/01/2031	349,741
14,669	3.67%, 08/01/2023	15,844
291,282	3.78%, 10/01/2023	316,867
25,000	3.93%, 10/01/2023	27,342
337,327	3.37%, 07/01/2025	357,075
193,946	3.81%, 11/01/2023	210,726
5,000	3.70%, 10/01/2023	5,402
192,598	3.65%, 08/01/2023	207,776
19,362	3.87%, 10/01/2025	21,141
5,000	3.86%, 11/01/2023	5,462
14,310	4.06%, 10/01/2028	15,954
10,000	3.86%, 12/01/2025	10,929
4,926	3.45%, 01/01/2024	5,268
4,926	3.47%, 01/01/2024	5,253
5,000	3.76%, 03/01/2024	5,421
5,000	3.97%, 05/01/2029	5,515
20,000	3.34%, 04/01/2024	21,185
30,000	2.76%, 05/01/2021	31,442
30,000	3.21%, 05/01/2023	31,636
131,540	3.42%, 04/01/2024	139,861
29,517	3.89%, 05/01/2030	33,168
9,778	3.96%, 05/01/2034	11,174
52,716	5.46%, 05/25/2042(2)(7)	6,773
342,386	4.50%, 02/25/2043(7)	69,233
1,150,000	3.00%, 02/01/2031(6)	1,198,421
700,000	4.00%, 02/01/2046(6)	747,844
550,000	5.00%, 02/01/2046(6)	607,234
300,000	2.50%, 02/01/2031(6)	306,732
175,000	4.50%, 02/01/2046(6)	190,230
100,000	6.00%, 02/01/2046(6)	113,201
2,599,615	3.50%, 01/01/2046	2,724,667

		8,440,769

	GNMA - 1.0%
496,664	3.00%, 08/15/2045	512,566
1,000,000	6.00%, 02/01/2046(6)	1,127,324
2,050,000	4.00%, 02/01/2046(6)	2,191,178

		3,831,068

	Total U.S. Government Agencies (cost $23,247,926)	23,302,716

U.S. Government Securities - 4.4%
	United States - 4.4%
	U.S. Treasury Bonds - 1.2%
645,231	0.63%, 02/15/2043(5)	564,569
509,210	1.38%, 02/15/2044(5)	533,483
2,540,680	3.38%, 04/15/2032(5)	3,510,473

		4,608,525

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	U.S. Treasury Notes - 3.2%
$ 8,691,106	0.13%, 04/15/2020(5)	$8,712,494
3,599,015	0.13%, 01/15/2023(5)	3,518,131

		12,230,625

	Total U.S. Government Securities (cost $17,115,853)	16,839,150

Common Stocks - 60.3%
	Australia - 0.6%
11,319	ALE Property Group REIT	30,756
4,268	BHP Billiton Ltd. ADR	93,512
23,328	Buru Energy Ltd.*	3,649
4,337	Caltex Australia Ltd.	115,982
2,203	Domino’s Pizza Enterprises Ltd.	94,596
252,879	Evolution Mining Ltd.	261,163
20,824	Folkestone Education Trust REIT	33,168
24,636	Generation Healthcare REIT	32,452
19,131	Goodman Group REIT	83,769
17,866	GPT Group REIT	62,497
1,405	GrainCorp Ltd. Class A	8,569
360,136	Kingsgate Consolidated Ltd.*	57,465
948,010	Mirabela Nickel Ltd.*(8)(9)	55,689
28,974	New South Resources Ltd.*	31,026
12,198	Nufarm Ltd.	59,831
488,165	OceanaGold Corp.	1,007,065
10,854	Origin Energy Ltd.	32,124
27,677	Orora Ltd.	43,218
398,541	Perseus Mining Ltd.*	78,100
35,765	Santos Ltd.	82,023
7,034	Treasury Wine Estates Ltd.	45,781
2,046	Westfield Corp. REIT	14,565

		2,327,000

	Austria - 0.2%
767	Schoeller-Bleckmann Oilfield Equipment AG	40,036
57,056	Wienerberger AG	873,112

		913,148

	Belgium - 0.2%
2,078	Anheuser-Busch InBev N.V. ADR	261,496
8,469	Melexis N.V.	425,614
1,366	UCB S.A.	116,794
1,584	Umicore S.A.	58,236

		862,140

	Brazil - 0.0%
3,979	BRF S.A. ADR	48,266
5,705	Cosan Ltd. Class A	18,484
3,617	SLC Agricola S.A.	14,794
9,600	Telefonica Brasil S.A. (Preference Shares)	83,428

		164,972

	British Virgin Islands - 0.1%
88,596	Atlas Mara Ltd.*	429,365

	Canada - 1.3%
1,039	Agrium, Inc.	90,720
13,249	Alamos Gold, Inc. Class A*	42,927
6,127	AuRico Metals, Inc.*	2,639
8,130	Bank of Montreal	436,533
2,139	BCE, Inc.	86,162
11,007	Black Diamond Group Ltd.	45,021
36,392	Callidus Capital Corp.	229,642
1,806	Canadian Apartment Properties REIT	38,559
15,370	Canadian Imperial Bank of Commerce	1,001,041
3,905	Canadian Natural Resources Ltd.	83,597
119,221	Centerra Gold, Inc.	542,958
11,510	EcoSynthetix, Inc.*	10,065
3,105	Enbridge, Inc.	107,433

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

13,123	First National Financial Corp.	$205,899
1,874	Goldcorp, Inc.	21,251
2,000	Imperial Oil Ltd.	61,220
23,127	Lundin Mining Corp.*	55,698
1,640	Methanex Corp.	43,493
27,805	National Bank of Canada	793,323
11,267	Potash Corp. of Saskatchewan, Inc.	183,695
8,659	PrairieSky Royalty Ltd.	123,250
5,480	Quebecor, Inc. Class B	138,868
4,050	Royal Bank of Canada	209,742
64,842	Strad Energy Services Ltd.	81,926
1,695	TELUS Corp.	47,151
289,169	Timmins Gold Corp.*	39,219
9,465	TransCanada Corp.	328,195

		5,050,227

	China - 2.7%
38,967	AAC Technologies Holdings, Inc.	249,672
176,592	Agricultural Bank of China Ltd. Class H	63,036
8,996	Alibaba Group Holding Ltd. ADR*	603,002
19,193	Anhui Expressway Co., Ltd. Class H	15,224
156,040	ANTA Sports Products Ltd.	377,211
6,515	Baidu, Inc. ADR*	1,063,704
120,308	Bank of China Ltd. Class H	47,109
95,930	Bank of Communications Co., Ltd. Class H	58,650
28,997	China BlueChemical Ltd. Class H	6,094
107,444	China CITIC Bank Corp. Ltd. Class H*	62,918
26,301	China Coal Energy Co., Ltd. Class H	8,974
98,901	China Construction Bank Corp. Class H	60,379
22,435	China COSCO Holdings Co., Ltd. Class H*	8,032
148,358	China Everbright Bank Co., Ltd. Class H	69,888
127,970	China Lesso Group Holdings Ltd.	69,645
88,914	China Life Insurance Co., Ltd. Class H	215,569
265,260	China Longyuan Power Group Corp. Ltd. Class H	158,496
70,980	China Minsheng Banking Corp. Ltd. Class H	62,993
51,480	China Molybdenum Co., Ltd. Class H	7,527
7,749	China Oilfield Services Ltd. Class H	5,626
80,226	China Pacific Insurance Group Co., Ltd. Class H	283,089
11,733	China Railway Group Ltd. Class H	8,473
33,969	China Shipping Container Lines Co., Ltd. Class H*	6,608
17,165	China Shipping Development Co., Ltd. Class H	10,825
30,119	ChinaCache International Holdings Ltd.	220,170
7,570	ChinaCache International Holdings Ltd. ADR*	55,337
22,537	CITIC Securities Co., Ltd. Class H	43,846
101,000	CNOOC Ltd.	102,942
322,809	Cowell e Holdings, Inc.*	92,857
14,497	CRRC Corp., Ltd. Class H	13,548
30,324	Dalian Port PDA Co., Ltd. Class H	12,298
27,903	Datang International Power Generation Co., Ltd. Class H	7,454
40,765	ENN Energy Holdings Ltd.	183,811
16,770	First Tractor Co., Ltd. Class H	8,920
39,158	Fosun International Ltd.	51,881
192,215	Great Wall Motor Co., Ltd. Class H	148,404
206,000	Greatview Aseptic Packaging Co., Ltd.	86,443
45,905	Guangzhou Automobile Group Co., Ltd. Class H	38,699
30,474	Haitong Securities Co., Ltd. Class H	46,408
4,471	Hollysys Automation Technologies Ltd.	82,311
2,340,480	Huadian Fuxin Energy Corp. Ltd. Class H	459,221
38,017	Industrial & Commercial Bank of China Ltd. Class H	19,786
199,467	Lenovo Group Ltd.	179,049
242,800	Li Ning Co., Ltd.*	112,023
16,919	Luoyang Glass Co., Ltd. Class H*	9,315
34,588	Metallurgical Corp. of China Ltd. Class H	8,036
37,410	Nanjing Panda Electronics Co., Ltd. Class H	25,235
16,253	New China Life Insurance Co., Ltd. Class H	55,670
43,081	New Oriental Education & Technology Group, Inc. ADR	1,353,174
39,378	Noah Holdings Ltd. ADR*	1,008,471

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

12,649	PetroChina Co., Ltd. Class H	$7,836
12,466	Ping An Insurance Group Co. of China Ltd. Class H	56,479
15,516	Shanghai Electric Group Co., Ltd. Class H	6,886
37,300	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	89,576
16,706	Shenzhen Expressway Co., Ltd. Class H	13,349
28,021	Sichuan Expressway Co., Ltd. Class H	8,286
29,647	Sinopec Oilfield Service Corp. Class H*	6,560
195,842	Sunny Optical Technology Group Co., Ltd.	420,319
80,515	Tencent Holdings Ltd.	1,512,610
14,205	Tianjin Capital Environmental Protection Group Co., Ltd. Class H	9,129
5,103	Tsingtao Brewery Co., Ltd. Class H	18,222
67,600	Wynn Macau Ltd.	73,197
15,438	Yanzhou Coal Mining Co., Ltd. Class H	6,245
485,917	Zhaojin Mining Industry Co., Ltd. Class H	276,988
19,166	Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H	7,104

		10,460,839

	Denmark - 0.1%
10,036	DSV A/S	390,565
805	GronlandsBANKEN A/S	74,552

		465,117

	Egypt - 0.1%
181,864	Centamin plc	176,393

	Finland - 0.0%
1,585	Elisa Oyj	57,407
1,582	Kemira Oyj	17,923
1,440	Tikkurila Oyj	24,423

		99,753

	France - 2.0%
2,530	Airbus Group SE	159,127
9,507	Amundi S.A.*(1)	395,840
488	Arkema S.A.	30,481
12,085	BNP Paribas S.A.	572,488
2,097	Carrefour S.A.	59,682
28,054	Cie de Saint-Gobain	1,156,225
110,719	Coface S.A.*	908,049
4,769	Engie S.A.	76,092
793	Essilor International S.A.	98,381
204	Gecina S.A. REIT	26,224
73,454	Groupe Eurotunnel SE	844,082
249	Kering	41,962
1,542	Legrand S.A.	84,934
792	LVMH Moet Hennessy Louis Vuitton SE	127,390
7,815	Rexel S.A.	92,551
12,253	Schneider Electric SE	653,768
52,825	Suez Environnement Co.	979,243
894	Total S.A. ADR	39,622
244	Unibail-Rodamco SE REIT	61,503
17,481	Vinci S.A.	1,184,289

		7,591,933

	Germany - 1.4%
509	adidas AG	52,413
5,882	Bayerische Motoren Werke AG	489,883
2,171	Beiersdorf AG	200,370
2,311	Brenntag AG	113,395
38,965	Deutsche Wohnen AG	1,027,276
5,283	E.ON SE	54,134
791	HeidelbergCement AG	58,268
9,867	Hornbach Holding AG & Co. KGaA	603,924
319	K+S AG	6,744
12,584	LEG Immobilien AG	1,021,472
560	Linde AG	76,202
12,585	Rheinmetall AG	899,197
3,401	Siltronic AG*	62,367
35,670	TUI AG	603,545

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,046	Vonovia SE	$31,881
4,677	Zalando SE*(1)	161,068

		5,462,139

	Greece - 1.3%
57,600	Aegean Airlines S.A.	466,654
164,668	Alpha Bank A.E.*	333,971
214,958	Ellaktor S.A.*	277,375
6,167	Eurobank Ergasias S.A.*	5,127
112,215	Frigoglass SAIC*	197,315
129,008	Grivalia Properties REIC A.E. REIT	992,256
81,688	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	400,380
137,071	Hellenic Telecommunications Organization S.A.	1,193,464
127,766	OPAP S.A.	947,095

		4,813,637

	Hong Kong - 1.1%
73,130	AIA Group Ltd.	406,563
162,000	AMVIG Holdings Ltd.	60,675
6,390	Beijing Enterprises Holdings Ltd.	31,905
12,110	Cheung Kong Infrastructure Holdings Ltd.	113,900
100,371	China Merchants Holdings International Co., Ltd.	277,036
116,370	China Resources Gas Group Ltd.	290,391
269,450	China Unicom Hong Kong Ltd.	298,526
15,761,696	G-Resources Group Ltd.	363,241
278,000	Global Brands Group Holding Ltd.*	42,685
243,555	Guangdong Investment Ltd.	311,615
64,000	HKT Trust & HKT Ltd.	84,063
33,903	Hong Kong & China Gas Co., Ltd.	59,678
13,591	Link REIT	77,971
561,770	Mongolian Mining Corp.*	2,694
31,060	Nine Dragons Paper Holdings Ltd.	19,587
348,000	Pacific Basin Shipping Ltd.	63,538
217,156	PAX Global Technology Ltd.	220,129
169,410	Sands China Ltd.	591,706
42,500	Shanghai Industrial Holdings Ltd.	93,252
34,500	SmarTone Telecommunications Holdings Ltd.	53,517
26,800	Techtronic Industries Co., Ltd.	101,685
1,643,864	Tongda Group Holdings Ltd.	263,377
612,570	Xinyi Glass Holdings Ltd.	311,954

		4,139,688

	Hungary - 0.0%
300	Wizz Air Holdings plc*(1)	8,123

	India - 4.2%
204,896	Apollo Tyres Ltd.	448,483
17,442	Arvind Infrastructure Ltd.*	26,172
164,749	Arvind Ltd.	798,495
10,362	Bajaj Auto Ltd.	359,289
343,699	Bank of Baroda	640,839
184,234	Bharat Heavy Electricals Ltd.	379,380
56,654	Bharat Petroleum Corp. Ltd.	746,758
19,462	Bharti Infratel Ltd.	104,226
244,545	Canara Bank	705,030
34,308	Ceat Ltd.	478,425
123,095	Coal India Ltd.	582,639
187,286	Engineers India Ltd.	534,618
125,079	Exide Industries Ltd.	222,541
54,065	GAIL India Ltd.	294,990
41,884	Gateway Distriparks Ltd.	187,264
221,058	Gujarat State Fertilisers & Chemicals Ltd.	228,804
71,462	HCL Technologies Ltd.	916,775
69,792	Indian Oil Corp. Ltd.	415,234
18,136	Indraprastha Gas Ltd.	150,302
39,395	Infosys Ltd.	677,219
1,424	InterGlobe Aviation Ltd.*(1)	18,350
17,297	Ipca Laboratories Ltd.	171,286

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

165,831	IRB Infrastructure Developers Ltd.	$601,028
456,893	Jammu & Kashmir Bank Ltd.	483,122
9,150	MakeMyTrip Ltd.*	170,556
593	MRF Ltd.	312,396
361,271	NTPC Ltd.	762,270
15,777	Oil India Ltd.	82,211
15,856	PC Jeweller Ltd.	97,835
8,046	Petronet LNG Ltd.	29,266
170,620	Power Grid Corp. of India Ltd.	373,062
188,740	Punjab National Bank	256,539
253,830	Redington India Ltd.	389,371
61,300	Sun TV Network Ltd.	344,309
23,562	Tata Chemicals Ltd.	123,432
21,922	Tata Consultancy Services Ltd.	775,422
86,531	Tata Motors Ltd.*	434,088
568,453	Tata Power Co., Ltd.	505,933
271,421	Union Bank of India	527,655
73,240	Wipro Ltd.	609,609

		15,965,223

	Indonesia - 0.1%
1,797,569	Bank Tabungan Pensiunan Nasional Tbk PT*	280,565
18,713	Bumitama Agri Ltd.	8,932
909,100	Media Nusantara Citra Tbk PT	79,529
507,000	Telekomunikasi Indonesia Persero Tbk PT	124,387

		493,413

	Ireland - 1.4%
202,650	C&C Group plc	788,462
814,591	Cairn Homes plc*	1,041,287
42,666	CRH plc	1,137,273
1,039	Fleetmatics Group plc*	45,103
590,002	Hibernia plc REIT	827,060
376,662	Irish Residential Properties plc REIT	450,882
80,192	Permanent TSB Group Holdings plc*	338,801
38,610	Smurfit Kappa Group plc	837,708

		5,466,576

	Israel - 0.7%
11,188	Azrieli Group	394,853
67,295	Bezeq The Israeli Telecommunication Corp. Ltd.	145,072
139,328	Harel Insurance Investments & Financial Services Ltd.	522,151
586,334	Israel Discount Bank Ltd. Class A*	964,337
22,180	Mobileye N.V.*	601,743

		2,628,156

	Italy - 0.7%
49,390	Anima Holding S.p.A.(1)	363,168
105,596	Banca Popolare dell-Emilia Romagna SC	633,122
5,192	Buzzi Unicem S.p.A.	78,680
54,625	Enel Green Power S.p.A.	107,062
9,951	Eni S.p.A.	144,410
49,265	FinecoBank Banca Fineco S.p.A.	382,882
66,470	Finmeccanica S.p.A.*	791,850
10,733	Snam S.p.A.	60,222

		2,561,396

	Japan - 8.2%
5,020	Aeon Delight Co., Ltd.	165,515
14,800	Aizawa Securities Co., Ltd.	84,356
34,373	Alps Electric Co., Ltd.	681,497
14,881	Amada Co., Ltd.	140,547
9,070	Amano Corp.	119,663
9,400	Asahi Group Holdings Ltd.	301,710
4,550	CyberAgent, Inc.	214,702
10,488	Daifuku Co., Ltd.	175,124
3,900	Daiichi Sankyo Co., Ltd.	81,202
1,550	Daiichikosho Co., Ltd.	62,482

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,555	Daito Trust Construction Co., Ltd.	$197,696
11,017	Dena Co., Ltd.	159,450
2,085	Disco Corp.	198,319
4,415	East Japan Railway Co.	405,817
2,100	Eisai Co., Ltd.	126,933
2,935	FamilyMart Co., Ltd.	137,347
4,300	Fuji Media Holdings, Inc.	48,389
14,714	FUJIFILM Holdings Corp.	568,517
4,990	Fujimi, Inc.	63,755
182,770	Fujitsu Ltd.	763,233
8,090	Funai Electric Co., Ltd.	58,142
2,979	GMO Payment Gateway, Inc.	154,879
8,330	Hakuhodo DY Holdings, Inc.	88,771
12,460	Hazama Ando Corp.	60,721
4,240	HI-LEX Corp.	117,093
31,050	Hino Motors Ltd.	352,362
10,080	Hitachi Transport System Ltd.	164,247
15,010	Hosiden Corp.	71,473
5,445	Inaba Denki Sangyo Co., Ltd.	169,825
10,150	Inpex Corp.	90,370
7,716	Iriso Electronics Co., Ltd.	370,592
30,100	Isuzu Motors Ltd.	305,001
27,989	Japan Aviation Electronics Industry Ltd.	283,309
6,720	Japan Digital Laboratory Co., Ltd.	89,432
5,580	Japan Petroleum Exploration Co., Ltd.	144,944
9,130	Japan Post Bank Co., Ltd.*	111,009
18	Japan Real Estate Investment Corp. REIT	95,616
9,340	JGC Corp.	148,160
1,930	JSR Corp.	28,028
16,246	Kakaku.com, Inc.	315,189
21,260	KDDI Corp.	538,359
2,475	Kenedix, Inc.	10,056
1,298	Keyence Corp.	612,507
15,010	Kinden Corp.	186,140
9,131	Kubota Corp.	134,956
7,210	Kuroda Electric Co., Ltd.	116,500
5,030	Kyokuto Securities Co., Ltd.	57,672
39,750	Leopalace21 Corp.*	220,159
25,120	M3, Inc.	576,140
19,683	Mabuchi Motor Co., Ltd.	1,062,662
9,500	Makino Milling Machine Co., Ltd.	62,501
8,080	Melco Holdings, Inc.	141,488
15,202	Minebea Co., Ltd.	119,133
4,530	Mitsubishi Chemical Holdings Corp.	25,265
8,500	Mitsubishi Electric Corp.	78,889
8,600	Mitsubishi Heavy Industries Ltd.	33,800
106,510	Mitsubishi Materials Corp.	328,540
113,510	Mitsubishi UFJ Financial Group, Inc.	582,067
128,400	Mizuho Financial Group, Inc.	222,160
6,468	MonotaRO Co., Ltd.	149,522
3,570	MS&AD Insurance Group Holdings, Inc.	96,965
13,367	Murata Manufacturing Co., Ltd.	1,546,132
10,400	Namura Shipbuilding Co., Ltd.	75,970
10,530	NGK Spark Plug Co., Ltd.	248,786
8,970	Nichicon Corp.	61,522
16,632	Nidec Corp.	1,134,781
6,470	Nintendo Co., Ltd.	907,183
6,870	Nippo Corp.	102,046
10	Nippon Building Fund, Inc. REIT	51,722
7,040	Nippon Ceramic Co., Ltd.	107,321
10,850	Nippon Express Co., Ltd.	50,824
2,075	Nippon Paint Holdings Co., Ltd.	39,662
450	Nippon Shokubai Co., Ltd.	29,414
17,700	Nippon Telegraph & Telephone Corp.	753,535
2,384	Nippon Telegraph & Telephone Corp. ADR	101,940
35,440	Nippon Television Holdings, Inc.	658,480
6,690	Nissin Kogyo Co., Ltd.	93,577

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

2,075	Nitto Denko Corp.	$119,321
9,450	NSD Co., Ltd.	137,386
11,695	NTT DoCoMo, Inc.	259,374
4,991	Obic Co., Ltd.	258,533
7,410	Olympus Corp.	288,944
400	Ono Pharmaceutical Co., Ltd.	64,465
4,780	Pal Co., Ltd.	99,041
27,290	PanaHome Corp.	198,787
1,840	Paramount Bed Holdings Co., Ltd.	63,452
6,500	Recruit Holdings Co., Ltd.	205,206
17,467	Rohm Co., Ltd.	793,802
22,340	San-In Godo Bank Ltd.	161,304
1,490	Sankyo Co., Ltd.	56,983
24,366	SCREEN Holdings Co., Ltd.	189,623
26,068	SCSK Corp.	1,145,463
1,474	Sekisui House Ltd.	23,202
4,221	Seven & I Holdings Co., Ltd.	188,267
8,465	Shikoku Electric Power Co., Inc.	122,991
13,869	Shimadzu Corp.	214,745
8,109	Shin-Etsu Chemical Co., Ltd.	414,178
7,410	Shionogi & Co., Ltd.	323,368
39,580	Showa Denko KK	43,370
17,440	SoftBank Group Corp.	767,979
8,871	Sony Corp.	205,890
57,610	Sony Financial Holdings, Inc.	953,279
5,470	Star Micronics Co., Ltd.	59,854
57,962	Sumco Corp.	391,438
5,430	Sumitomo Real Estate Sales Co., Ltd. REIT	114,481
360	Sysmex Corp.	23,181
44,120	T&D Holdings, Inc.	504,855
9,080	Tachi-S Co., Ltd.	139,276
8,780	Taihei Dengyo Kaisha Ltd.	91,496
2,780	Taikisha Ltd.	59,535
17,090	Takuma Co., Ltd.	132,402
14,675	TDK Corp.	806,088
5,595	Tenma Corp.	103,021
2,821	THK Co., Ltd.	45,076
5,058	Tokai Rika Co., Ltd.	124,425
10,270	Tokio Marine Holdings, Inc.	367,457
10,010	Tokyo Gas Co., Ltd.	46,123
2,070	Tokyo Ohka Kogyo Co., Ltd.	64,686
17,950	Toyo Tire & Rubber Co., Ltd.	384,028
13,140	Toyota Industries Corp.	659,499
3,230	TS Tech Co., Ltd.	80,127
11,070	TV Asahi Holdings Corp.	201,599
8,330	Ushio, Inc.	108,295
3,760	Wellnet Corp.	103,200
4,170	Yamato Kogyo Co., Ltd.	98,729
12,160	Yamazen Corp.	101,383
6,225	Yondoshi Holdings, Inc.	140,883

		31,483,883

	Jersey - 0.3%
140,470	Highland Gold Mining Ltd.	100,078
11,925	Randgold Resources Ltd. ADR	843,336

		943,414

	Kenya - 0.0%
219,700	Safaricom Ltd.	32,504

	Luxembourg - 0.4%
39,918	BRAAS Monier Building Group S.A.	972,972
1,710	Grand City Properties S.A.	35,428
2,338	Millicom International Cellular S.A.	103,287
8,924	SES S.A.	231,812
10,070	Tenaris S.A.	103,121

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,300	Tenaris S.A. ADR	$27,092

		1,473,712

	Malaysia - 0.1%
333,800	AirAsia Bhd	114,738
276,407	Inari Amertron Bhd	215,736
5,488	Kuala Lumpur Kepong Bhd	31,658

		362,132

	Mauritius - 0.2%
1,110,182	CIEL Ltd.	197,092
91,800	MCB Group Ltd.	525,208

		722,300

	Mexico - 0.0%
112,500	America Movil S.A.B. de C.V. Series L	79,517
6,290	Mexichem S.A.B. de C.V.	12,970
5,625	Telesites S.A.B. de CV*	3,411

		95,898

	Netherlands - 1.5%
12,652	Akzo Nobel N.V.	811,587
1,063	ASML Holding N.V.	97,626
2,210	Constellium N.V. Class A*	13,835
9,541	Heineken N.V.	828,466
1,258	IMCD Group N.V.	44,597
38,402	ING Groep N.V.	437,487
12,666	NXP Semiconductors N.V.*	947,163
20,513	Royal Dutch Shell plc Class A	448,116
35,579	Van Lanschot N.V.	859,446
32,742	Wolters Kluwer N.V.	1,114,977

		5,603,300

	Norway - 0.2%
6,065	Statoil ASA	82,990
146,097	Storebrand ASA*	595,091
3,085	Telenor ASA	50,323
1,633	TGS Nopec Geophysical Co. ASA	23,666
2,242	Yara International ASA	84,994

		837,064

	Romania - 0.1%
1,929	Electrica, S.A. GDR(1)	20,640
26,564	Fondul Proprietatea SA GDR	250,764

		271,404

	Singapore - 1.0%
126,011	Ascendas REIT	206,619
1,443	Avago Technologies Ltd.	192,943
502,961	CapitaLand Commerical Trust REIT	460,220
15,838	First Resources Ltd.	19,509
105,000	Genting Singapore plc	52,373
91,571	Golden Agri-Resources Ltd.	23,987
442,020	Keppel REIT	278,310
45,102	Keppel DC REIT	31,761
159,655	Mapletree Commercial Trust REIT	150,056
242,597	Singapore Exchange Ltd.	1,208,543
132,030	Suntec REIT	147,468
65,245	United Overseas Bank Ltd.	829,445
67,154	Wilmar International Ltd.	135,775

		3,737,009

	South Africa - 0.0%
667	Naspers Ltd. Class N	84,291

	South Korea - 1.3%
822	CJ CheilJedang Corp.*	282,975
2,660	Doosan Corp.*	170,296
4,704	Doosan Heavy Industries & Construction Co., Ltd.*	66,674
5,192	G-SMATT GLOBAL Co., Ltd.*	109,049

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

4,802	Hana Financial Group, Inc.	$86,416
10,355	Hyundai Development Co-Engineering & Construction*	393,526
305	Hyundai Home Shopping Network Corp.*	28,530
1,354	Hyundai Mobis Co., Ltd.*	294,158
36,352	Korea Electric Power Corp.*	1,595,789
30,740	LG Uplus Corp.	249,308
980	NAVER Corp.	516,724
10,950	NHN Entertainment Corp.*	441,608
392	Samsung Electronics Co., Ltd.	379,241
4,216	SK Hynix, Inc.	97,310
3,674	Suprema, Inc.*(8)(9)	49,951

		4,761,555

	Spain - 0.2%
1,418	Axiare Patrimonio SOCIMI S.A. REIT	17,174
180,499	CaixaBank S.A.	548,402
4,334	Gas Natural SDG S.A.	85,137
8,134	Iberdrola S.A.	57,176
1,571	Industria de Diseno Textil S.A.	51,700
1,147	Melia Hotels International S.A.	12,526

		772,115

	Sweden - 0.1%
1,426	Arcam AB*	29,248
2,734	BillerudKorsnas AB	43,566
2,078	Fastighets AB Balder Class B*	46,430
5,319	Sandvik AB	44,511
1,872	SKF AB Class B	28,551
1,657	Wallenstam AB Class B	11,804

		204,110

	Switzerland - 1.0%
9,944	ABB Ltd. ADR	172,031
516	Actelion Ltd.	67,998
567	Cie Financiere Richemont S.A.	36,853
6,558	Coca-Cola HBC AG	134,292
71,519	EFG International AG*	624,181
21,376	Gategroup Holding AG	790,192
11,662	Julius Baer Group Ltd.*	495,015
1,425	LafargeHolcim Ltd.*	59,977
363	Roche Holding AG	94,026
169	Swisscom AG	84,065
509	Syngenta AG	187,421
4,096	TE Connectivity Ltd.	234,127
41,981	UBS Group AG	693,743

		3,673,921

	Taiwan - 2.3%
85,817	Adlink Technology, Inc.	179,244
37,399	Advanced Semiconductor Engineering, Inc.	40,173
56,456	Advantech Co., Ltd.	339,106
119,198	Aerospace Industrial Development Corp.	137,385
67,420	Airtac International Group	321,276
56,746	Catcher Technology Co., Ltd.	422,207
59,749	Chroma ATE, Inc.	118,631
63,893	Delta Electronics, Inc.	270,435
58,075	Egis Technology, Inc.*	258,411
20,640	eMemory Technology, Inc.	240,392
93,879	Globalwafers Co., Ltd.*	206,353
3,063	Hermes Microvision, Inc.	75,864
189,499	Hota Industrial Manufacturing Co., Ltd.	796,497
59,439	Inotera Memories, Inc.*	51,231
8,732	Land Mark Optoelectronics Corp.	136,345
8,129	Largan Precision Co., Ltd.	583,445
5,253	MediaTek, Inc.	34,165
21,227	PChome Online, Inc.	192,524
18,777	Powertech Technology, Inc.	39,435
190,243	Primax Electronics Ltd.	219,916

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

68,000	Quanta Computer, Inc.	$108,388
22,533	Silergy Corp.	286,707
5,176	Silicon Motion Technology Corp. ADR	160,922
29,719	Siliconware Precision Industries Co., Ltd.	46,023
34,216	Sporton International, Inc.	205,975
104,940	Superalloy Industrial Co., Ltd.	355,371
343,254	Taiwan Semiconductor Manufacturing Co., Ltd.	1,478,027
102,073	Tung Thih Electronic Co., Ltd.	1,154,814
8,278	Voltronic Power Technology Corp.	128,778
55,075	Win Semiconductors Corp.	87,771
110,282	Yageo Corp.	174,080
40,656	Yulon Motor Co., Ltd.	36,176

		8,886,067

	Thailand—0.3%
83,447	Delta Electronics Thailand PCL	185,075
127,401	Hana Microelectronics PCL	108,745
301,267	KCE Electronics PCL	642,877

		936,697

	United Kingdom—3.2%
1,416	ASOS plc*	63,006
16,163	AstraZeneca plc	1,040,744
9,510	AstraZeneca plc ADR	306,412
25,738	BAE Systems plc	190,354
292,681	Balfour Beatty plc*	1,049,526
10,623	BG Group plc	160,756
5,235	Big Yellow Group plc REIT	57,653
28,548	BP plc	154,165
8,423	British American Tobacco plc	469,359
1,475	CNH Industrial N.V.	9,234
129,697	Cobham plc	470,878
665	Croda International plc	27,158
910	Derwent London plc REIT	42,206
2,302	Ensco plc Class A	22,514
58,121	HSBC Holdings plc	409,899
12,340	Hunting plc	54,377
10,068	Imperial Tobacco Group plc	545,138
7,486	Informa plc	68,082
226,764	Intu Properties plc REIT	970,394
11	Kennedy Wilson Europe Real Estate plc	175
20,404	Marks & Spencer Group plc	123,891
12,773	National Grid plc	179,955
2,377	Nielsen Holdings plc	114,476
28,268	Nomad Foods Ltd.*	247,345
38,624	OM Asset Management plc	436,837
143,509	Petra Diamonds Ltd.	180,970
4,736	PureCircle Ltd.*	27,499
156,590	QinetiQ Group plc	519,441
4,669	Reckitt Benckiser Group plc	415,266
3,359	RELX plc	59,100
1,837	Rio Tinto plc	45,046
18,186	RPC Group plc	195,365
2,918	SABMiller plc	174,738
1,002	Shaftesbury plc REIT	12,028
10,788	Sky plc	166,919
4,550	Smith & Nephew plc	75,793
64,476	Standard Chartered plc	434,955
6,609	Subsea 7 S.A.*	39,576
6,814	Tate & Lyle plc	61,058
38,339	Tesco plc*	95,392
7,727	UBM plc	57,804
3,405	UNITE Group plc	31,314
21,170	Willis Towers Watson plc	2,423,330
8,454	Worldpay Group plc*(1)	37,704
6,185	Zegona Communications plc*	11,325

		12,279,157

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	United States - 21.7%
1,739	1st Source Corp.	$52,553
3,694	Abbott Laboratories	139,818
791	Acadia Healthcare Co., Inc.*	48,275
579	Acadia Realty Trust REIT	19,744
2,546	Accenture plc Class A	268,705
132,160	ACCO Brands Corp.*	802,211
1,087	Acorda Therapeutics, Inc.*	40,023
756	Activision Blizzard, Inc.	26,324
482	Acuity Brands, Inc.	97,571
5,831	Adecoagro S.A.*	69,506
258	Adobe Systems, Inc.*	22,996
24,883	Advance Auto Parts, Inc.	3,783,460
1,448	Aetna, Inc.	147,464
308	AGCO Corp.	15,021
794	Agilent Technologies, Inc.	29,894
711	Agios Pharmaceuticals, Inc.*	30,018
389,117	Alacer Gold Corp.*	605,521
3,720	Alkermes plc*	119,077
3,970	Alleghany Corp.*	1,897,342
1,058	Allegion plc	64,072
2,242	Allergan plc*	637,692
712	Alliance Data Systems Corp.*	142,250
1,690	Alliant Energy Corp.	110,425
1,006	Alnylam Pharmaceuticals, Inc.*	69,354
1,707	Alphabet, Inc. Class A*	1,299,624
1,546	Alphabet, Inc. Class C*	1,148,601
8,681	Altria Group, Inc.	530,496
2,243	Amazon.com, Inc.*	1,316,641
4,245	American Airlines Group, Inc.	165,513
11,600	American Capital Agency Corp. REIT	198,012
1,846	American Tower Corp. REIT	174,152
3,458	AMETEK, Inc.	162,699
1,074	Anadarko Petroleum Corp.	41,983
734	Andersons, Inc.	21,514
22,000	Annaly Capital Management, Inc. REIT	209,000
9,870	Apple, Inc.	960,746
8,706	Applied Materials, Inc.	153,661
53,330	Aramark	1,703,893
1,715	Archer-Daniels-Midland Co.	60,625
20,484	Arena Pharmaceuticals, Inc.*	30,931
390,254	Argonaut Gold, Inc.*	298,074
1,300	Arista Networks, Inc.*	78,039
273	athenahealth, Inc.*	38,711
1,789	Automatic Data Processing, Inc.	148,648
651	AvalonBay Communities, Inc. REIT	111,640
3,369	Avangrid, Inc.*	129,538
251,814	Avon Products, Inc.	853,649
538	Baker Hughes, Inc.	23,408
1,745	Ball Corp.	116,618
43,963	Bank of America Corp.	621,637
3,731	Baxter International, Inc.	136,555
1,141	Becton Dickinson and Co.	165,867
25,140	Belden, Inc.	1,073,981
478	Biogen, Inc.*	130,523
259,409	Bizlink Holding, Inc.	1,255,740
1,100	Boeing Co.	132,143
4,634	Boise Cascade Co.*	95,738
525	Boston Properties, Inc. REIT	61,010
12,172	Boston Scientific Corp.*	213,375
9,655	Bristol-Myers Squibb Co.	600,155
2,026	Bunge Ltd.	125,632
877	Cabot Corp.	35,378
5,446	Cabot Oil & Gas Corp.	113,005
1,026	CACI International, Inc. Class A*	85,230
9,712	Capital One Financial Corp.	637,301
1,281	Cardinal Health, Inc.	104,235

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,850	Cardtronics, Inc.*	$56,999
18,787	Carlisle Cos., Inc.	1,572,096
419	Caterpillar, Inc.	26,079
400	Cavium, Inc.*	23,108
1,371	Celanese Corp. Series A	87,292
1,980	Celgene Corp.*	198,634
1,670	Cerner Corp.*	96,877
4,822	CF Industries Holdings, Inc.	144,660
3,685	Chart Industries, Inc.*	59,734
5,046	Chevron Corp.	436,328
4,584	Ciena Corp.*	81,458
19,148	Citigroup, Inc.	815,322
2,193	Coca-Cola Co.	94,124
3,373	Cognizant Technology Solutions Corp. Class A*	213,545
4,649	Colfax Corp.*	102,929
9,127	Colgate-Palmolive Co.	616,346
10,956	Comcast Corp. Class A	610,359
19,091	Comerica, Inc.	654,821
5,394	ConocoPhillips Co.	210,798
1,135	Constellation Brands, Inc. Class A	173,065
2,671	Costco Wholesale Corp.	403,642
5,497	Coty, Inc. Class A	135,281
60,321	CPI Card Group, Inc.*	507,300
1,663	Crown Holdings, Inc.*	76,298
39,340	CST Brands, Inc.	1,524,032
18,562	CSX Corp.	427,297
1,290	Curtiss-Wright Corp.	89,010
4,619	CVS Health Corp.	446,149
4,417	Danaher Corp.	382,733
1,420	Darling Ingredients, Inc.*	12,766
132	Deere & Co.	10,165
7,820	Deltic Timber Corp.	429,474
49,560	Dorian LPG Ltd.*	524,345
1,712	Douglas Emmett, Inc. REIT	50,641
1,072	Dover Corp.	62,658
3,203	Dow Chemical Co.	134,526
5,123	Dr Pepper Snapple Group, Inc.	480,742
4,218	DreamWorks Animation SKG, Inc. Class A*	108,150
2,176	Duke Energy Corp.	163,853
1,569	Duke Realty Corp. REIT	31,584
2,693	Eaton Corp. plc	136,023
542	Edison International	33,496
2,635	Electronic Arts, Inc.*	170,076
5,883	Eli Lilly & Co.	465,345
922	Energen Corp.	32,519
3,601	Envision Healthcare Holdings, Inc.*	79,582
1,948	EOG Resources, Inc.	138,347
1,241	Equifax, Inc.	131,298
152	Equinix, Inc. REIT	47,207
700	Equity LifeStyle Properties, Inc. REIT	46,144
1,739	Equity One, Inc. REIT	48,205
850	Equity Residential REIT	65,527
26,840	Era Group, Inc.*	246,391
383	Essex Property Trust, Inc. REIT	81,621
6,002	Estee Lauder Cos., Inc. Class A	511,670
2,927	Eversource Energy	157,473
932	Expedia, Inc.	94,169
648	Extra Space Storage, Inc. REIT	58,767
8,942	Exxon Mobil Corp.	696,135
8,806	Facebook, Inc. Class A*	988,121
3,728	Federal Agricultural Mortgage Corp. Class C	121,570
412	Federal Realty Investment Trust REIT	62,142
820	FedEx Corp.	108,962
1,379	First Solar, Inc.*	94,682
26,680	Fiserv, Inc.*	2,522,861
46,485	Ford Motor Co.	555,031
2,458	Forest City Realty Trust, Inc. Class A*	48,423

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

2,891	Fortune Brands Home & Security, Inc.	$140,474
4,790	Forum Energy Technologies, Inc.*	53,696
27,200	GATX Corp.	1,114,656
1,422	General Growth Properties, Inc. REIT	39,873
2,886	Genesee & Wyoming, Inc. Class A*	143,088
9,701	Genpact Ltd.*	232,048
3,625	Gilead Sciences, Inc.	300,875
3,371	Global Payments, Inc.	198,720
14,606	Graphic Packaging Holding Co.	165,924
7,652	Halliburton Co.	243,257
2,339	HCA Holdings, Inc.*	162,748
2,002	HD Supply Holdings, Inc.*	52,593
937	Healthcare Trust of America, Inc. Class A, REIT	26,273
2,222	Heartland Payment Systems, Inc.	204,602
7,407	Herbalife Ltd.*	342,277
1,338	Hilton Worldwide Holdings, Inc.	23,830
1,043	HollyFrontier Corp.	36,474
3,484	Honeywell International, Inc.	359,549
1,320	HSN, Inc.	62,119
1,789	Huron Consulting Group, Inc.*	100,381
3,363	IDEX Corp.	243,851
3,661	Illinois Tool Works, Inc.	329,746
613	Illumina, Inc.*	96,823
1,240	Incyte Corp.*	87,494
3,071	Ingersoll-Rand plc	158,064
1,899	Ingredion, Inc.	191,267
1,756	International Paper Co.	60,073
4,749	Interpublic Group of Cos., Inc.	106,568
4,884	Ironwood Pharmaceuticals, Inc.*	45,079
2,174	Johnson & Johnson	227,053
10,250	JP Morgan Chase & Co.	609,875
1,698	Kaman Corp.	67,648
421	Kansas City Southern	29,840
964	Kennedy-Wilson Holdings, Inc. REIT	19,550
5,476	Knight Transportation, Inc.	133,998
7,881	Kroger Co.	305,862
1,429	Lam Research Corp.	102,588
2,222	Las Vegas Sands Corp.	100,212
2,899	Liberty Global plc Class A*	99,755
53,290	Liberty Global plc Series C*	1,775,090
5,544	Liberty Interactive Corp. QVC Group Class A*	144,477
360	LifePoint Health, Inc.*	25,124
3,703	Linear Technology Corp.	158,229
1,198	Lockheed Martin Corp.	252,778
2,937	Louisiana-Pacific Corp.*	46,170
5,775	Lowe’s Cos., Inc.	413,836
1,600	LyondellBasell Industries N.V. Class A	124,752
770	M/A-COM Technology Solutions Holdings, Inc.*	29,645
2,750	Marathon Petroleum Corp.	114,923
51,890	Maxim Integrated Products, Inc.	1,733,126
2,801	McDonald’s Corp.	346,708
615	McGraw Hill Financial, Inc.	52,287
859	McKesson Corp.	138,282
3,441	Medicines Co.*	118,921
5,371	Medtronic plc	407,766
8,732	Merck & Co., Inc.	442,450
3,333	Microchip Technology, Inc.	149,352
16,189	Microsoft Corp.	891,852
1,021	MKS Instruments, Inc.	36,184
877	Mohawk Industries, Inc.*	145,942
10,069	Molson Coors Brewing Co. Class B	911,043
17,145	Mondelez International, Inc. Class A	738,949
3,583	Monsanto Co.	324,620
2,980	Monster Beverage Corp.*	402,389
4,932	Mosaic Co.	118,861
30,150	Motorola Solutions, Inc.	2,013,115
5,015	Mylan N.V.*	264,240

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,387	NACCO Industries, Inc. Class A	$66,007
3,344	National CineMedia, Inc.	52,300
1,774	National Oilwell Varco, Inc.	57,726
3,619	NextEra Energy, Inc.	404,278
1,449	Norfolk Southern Corp.	102,155
780	Northrop Grumman Corp.	144,347
1,956	Norwegian Cruise Line Holdings Ltd.*	88,744
25,049	Nu Skin Enterprises, Inc. Class A	792,801
4,315	OGE Energy Corp.	113,182
3,650	OMNOVA Solutions, Inc.*	19,163
17,800	Owens Corning	822,182
1,412	Owens-Illinois, Inc.*	18,271
1,043	Packaging Corp. of America	53,016
1,430	Paramount Group, Inc. REIT	23,452
2,889	Pattern Energy Group, Inc.	54,747
6,667	Patterson-UTI Energy, Inc.	95,871
1,774	PayPal Holdings, Inc.*	64,112
496	Pebblebrook Hotel Trust REIT	12,112
3,806	Pentair plc	179,339
5,142	PepsiCo, Inc.	510,601
2,251	Phillips 66	180,418
1,803	Physicians Realty Trust REIT	30,777
444	Pioneer Natural Resources Co.	55,034
7,327	PNC Financial Services Group, Inc.	634,885
28,862	Post Holdings, Inc.*	1,688,427
331	Priceline Group, Inc.*	352,505
400	PS Business Parks, Inc. REIT	34,632
440	Public Storage REIT	111,566
7,532	Pure Storage, Inc. Class A*	97,991
1,610	Raytheon Co.	206,466
1,011	Regeneron Pharmaceuticals, Inc.*	424,711
1,914	Reliance Steel & Aluminum Co.	108,983
962	Rogers Corp.*	45,666
915	Royal Caribbean Cruises Ltd.	74,993
5,918	Ruckus Wireless, Inc.*	49,770
32,340	Samsonite International S.A.	83,827
5,053	Schlumberger Ltd.	365,180
7,786	Scorpio Bulkers, Inc.*	25,538
150,615	Scorpio Tankers, Inc.	918,751
15,200	SEACOR Holdings, Inc.*	699,352
772	Seattle Genetics, Inc.*	25,461
670	Sempra Energy	63,483
2,757	ServiceNow, Inc.*	171,513
843	Sherwin-Williams Co.	215,530
1,380	Signet Jewelers Ltd.	160,080
686	Simon Property Group, Inc. REIT	127,788
1,771	Skyworks Solutions, Inc.	122,057
283	SL Green Realty Corp. REIT	27,341
2,467	St. Jude Medical, Inc.	130,406
1,323	STORE Capital Corp. REIT	32,797
1,680	Stryker Corp.	166,572
3,387	SunEdison Semiconductor Ltd.*	20,999
1,818	SunPower Corp.*	46,250
8,555	Swift Transportation Co.*	139,532
1,870	Team Health Holdings, Inc.*	76,427
488	Teledyne Technologies, Inc.*	39,650
12,417	Tesco Corp.	84,436
965	Tesla Motors, Inc.*	184,508
1,363	Thermo Fisher Scientific, Inc.	179,998
1,842	Time Warner Cable, Inc.	335,262
3,120	TransUnion*	77,189
1,415	Triumph Group, Inc.	36,083
8,659	Twenty-First Century Fox, Inc. Class A	233,533
1,160	Twenty-First Century Fox, Inc. Class B	31,436
1,190	Tyson Foods, Inc. Class A	63,498
2,124	UGI Corp.	72,216
925	Ultragenyx Pharmaceutical, Inc.*	51,939

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

12,358	United Continental Holdings, Inc.*	$596,644
2,464	United Parcel Service, Inc. Class B	229,645
1,193	United Technologies Corp.	104,614
3,129	UnitedHealth Group, Inc.	360,336
3,033	Valero Energy Corp.	205,850
1,540	Vantiv, Inc. Class A*	72,457
5,770	VeriFone Systems, Inc.*	134,960
1,618	Verizon Communications, Inc.	80,851
1,521	Vertex Pharmaceuticals, Inc.*	138,031
7,494	Visa, Inc. Class A	558,228
1,303	WageWorks, Inc.*	58,296
500	Walgreens Boots Alliance, Inc.	39,860
1,460	Walt Disney Co.	139,897
950	WellCare Health Plans, Inc.*	72,181
39,390	Wells Fargo & Co.	1,978,560
513	Welltower, Inc.	31,919
1,656	WESCO International, Inc.*	66,869
457	Westlake Chemical Corp.	20,784
267	WestRock Co.	9,420
1,433	WEX, Inc.*	104,050
1,304	Workday, Inc. Class A*	82,165
2,110	Wyndham Worldwide Corp.	136,939
20,871	XL Group plc	756,782
6,386	XPO Logistics, Inc.*	145,920
759	Zoetis, Inc.	32,675

		83,097,953

	Total Common Stocks (cost $237,524,620)	230,337,724

Exchange Traded Funds - 6.7%
	Other Investment Pools & Funds - 6.7%
36,280	iShares iBoxx $ High Yield Corporate Bond ETF	2,876,278
31,492	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,594,812
11,586	iShares MSCI EAFE ETF	642,791
743,320	PowerShares Senior Loan Portfolio	16,486,838
26,400	SPDR Barclays Convertible Securities ETF	1,081,872
3,296	SPDR S&P 500 ETF Trust	638,996
12,820	TOPIX Exchange Traded Fund	158,697

	Total Exchange Traded Funds (cost $27,315,400)	25,480,284

Preferred Stocks - 0.2%
	United States - 0.2%
655	Airbnb, Inc. Series E*(1)(8)(9)	62,585
4,710	Nutanix, Inc.*(1)(8)(9)	60,100
1,745	Pinterest, Inc. Series G*(1)(8)(9)	56,374
10,500	Southwestern Energy Co. Series B	214,200
4,556	Uber Technologies, Inc.*(1)(8)(9)	222,206

	Total Preferred Stocks (cost $761,746)	615,465

Warrants - 0.0%
	British Virgin Islands - 0.0%
69,500	Atlas Mara Ltd. , Expires 8/21/17*	8,687

	China - 0.0%
40,000	Hangzhou Hikvision Digital Technology Co., Ltd. , Expires 1/15/18*	161,428

	Greece - 0.0%
171,372	Alpha Bank A.E. , Expires 12/10/17*	371

	Total Warrants (cost $501,928)	170,486

Rights - 0.0%
	Spain - 0.0%
8,134	Iberdola S.A., Expires 02/01/16*	1,128

	Total Rights (cost $1,121)	1,128

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Long-Term Investments (cost $369,558,558)		353,709,831
Short-Term Investments - 11.5%
	Other Investment Pools & Funds - 11.5%
44,057,283	Federated Prime Obligations Fund		44,057,283

	Total Short-Term Investments (cost $44,057,283)		44,057,283

	Total Investments Excluding Purchased Options (cost $413,615,841)	104.1%	$397,767,114
	Total Purchased Options (cost $422,748)	0.0%	$175,092

	Total Investments (cost $414,038,589)^	104.1%	$397,942,206
	Other Assets and Liabilities	(4.1)%	(15,759,370)

	Total Net Assets	100.0%	$382,182,836

Note:

Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of January 31, 2016, the Fund invested 0.3% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$19,467,410
Unrealized Depreciation	(35,563,793)

Net Unrealized Depreciation	$(16,096,383)

*	Non-incomeproducing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $12,782,490, which represents 3.3% of total net assets.
(2)	Variablerate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $16,621,154, which represents 4.3% of total net assets.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(6)	Representsor includes a TBA transaction.
(7)	Securitiesdisclosed are interest-only strip.

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(8)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $506,905, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(9)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
07/2015	655	Airbnb, Inc. Series E Preferred	$60,977
04/2015	948,010	Mirabela Nickel Ltd.	96,780
08/2014	4,710	Nutanix, Inc. Preferred	63,097
03/2015	1,745	Pinterest, Inc. Series G Preferred	62,638
12/2014	3,674	Suprema, Inc.	76,447
06/2014	4,556	Uber Technologies, Inc. Preferred	70,677

			$430,616

At January 31, 2016, the aggregate value of these securities was $506,905, which represents 0.1% of total net assets.

OTC Option Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	MSC	29.00 USD	04/20/16	USD	49	$8,330	$7,817	$513

Puts
AUD Put/JPY Call	MSC	80.00 AUD per JPY	03/31/16	AUD	1,172,296	$6,668	$7,260	$(592)
Brazil Bovespa IBOV Put	CSFB	40,654.40 BRL	12/14/16	BRL	70	46,081	30,298	15,783
USD Put/CNY Call Option	DEUT	6.15 USD per CNY	11/17/16	USD	18,308,748	13,567	120,838	(107,271)
USD Put/NOK Call Option	BNP	7.72 USD per NOK	11/07/16	USD	2,940,250	21,449	37,723	(16,274)

Total Puts					22,421,364	$87,765	$196,119	$(108,354)

Total purchased option contracts					22,421,413	$96,095	$203,936	$(107,841)

OTC Swaption Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	BOA	0.68%	01/24/17	JPY	1,002,640,000	$49,807	$182,112	$(132,305)

Total purchased swaption contracts					1,002,640,000	$49,807	$182,112	$(132,305)

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Exchange Traded Option Contracts Outstanding at January 31, 2016

Description	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
SPDR S&P 500 ETF Trust Index Option	202.00 USD	02/19/16	USD	21	$777	$2,090	$(1,313)
SPDR S&P 500 ETF Trust Index Option	197.00 USD	02/19/16	USD	44	7,128	6,409	719
SPDR S&P 500 ETF Trust Index Option	192.00 USD	02/19/16	USD	44	18,568	13,554	5,014
SPDR S&P 500 ETF Trust Index Option	220.00 USD	03/18/16	USD	72	$144	11,172	(11,028)

Total Calls				181	$26,617	$33,225	$(6,608)

Puts
SPDR S&P 500 ETF Trust Index Option	147.00 USD	04/15/16	USD	62	$2,573	$3,475	$(902)

Total purchased option contracts				243	$29,190	$36,700	$(7,510)

Written option contracts:
Calls
Ishares MSCI Brazil Capped ETF Option	24.00 USD	06/17/16	USD	(436)	$(17,004)	$(26,795)	$9,791

Puts
SPDR S&P 500 ETF Trust Index Option	180.00 USD	03/18/16	USD	(41)	$(7,995)	$(7,993)	$(2)
SPDR S&P 500 ETF Trust Index Option	180.00 USD	04/15/16	USD	(62)	(19,468)	(18,907)	(561)
SPDR S&P 500 ETF Trust Index Option	180.00 USD	12/16/16	USD	(42)	(42,546)	(37,708)	(4,838)

Total Puts				(145)	$(70,009)	$(64,608)	$(5,401)

Total written option contracts				(581)	$(87,013)	$(91,403)	$4,390

Futures Contracts Outstanding at January 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10-Year Mini JGB Future	85	03/11/2016	$10,497,241	$10,564,531	$67,290
Australian 10-Year Bond Future	69	03/15/2016	6,166,117	6,319,837	153,720
Australian 3-Year Bond Future	16	03/15/2016	1,265,962	1,268,225	2,263
CAC40 10 Euro Future	103	02/19/2016	4,809,334	4,921,791	112,457
CBOE VIX Future	8	03/16/2016	183,045	170,600	(12,445)
Euro BUXL 30-Year BND Future	9	03/08/2016	1,526,986	1,585,497	58,511
Euro-BOBL Future	4	03/08/2016	571,358	573,846	2,488
Euro-BTP Future	6	03/08/2016	907,958	909,582	1,624
Euro-Bund Future	74	03/08/2016	12,811,874	13,094,827	282,953
Euro-OAT Future	14	03/08/2016	2,305,949	2,342,572	36,623
Euro-Schatz Future	6	03/08/2016	726,456	726,840	384
Japan 10-Year Bond Future	10	03/14/2016	12,287,593	12,424,731	137,138
S&P/TSX 60 Index Future	78	03/17/2016	8,405,885	8,382,954	(22,931)
U.S. Treasury 5-Year Note Future	108	03/31/2016	12,790,212	13,032,563	242,351
U.S. Treasury Ultra Long Term Bond Future	36	03/21/2016	5,729,084	5,982,750	253,666

Total					$1,316,092

Short position contracts:
Canadian Government 10-Year Bond Future	99	03/21/2016	$9,782,752	$10,094,339	$(311,587)
Long Gilt Future	22	03/29/2016	3,682,384	3,771,765	(89,381)
NIKKEI 225 Index Future	43	03/10/2016	4,135,802	3,845,275	290,527
S&P 500 (E-Mini) Future	115	03/18/2016	10,975,687	11,098,075	(122,388)

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

SPI 200 Future	73	03/17/2016	$6,391,540	$6,413,013	$(21,473)
U.S. 10 Year Ultra Future	9	03/21/2016	1,248,313	1,256,344	(8,031)
U.S. Treasury 10-Year Note Future	97	03/21/2016	12,293,077	12,569,078	(276,001)
U.S. Treasury 2-Year Note Future	70	03/31/2016	15,245,385	15,303,750	(58,365)

Total					$(596,699)

Total futures contracts					$719,393

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$900,000	03/14/2046	$(914,874)	$(5,453)
FHLMC, 4.00%	900,000	03/14/2046	(958,607)	(2,884)
FHLMC, 5.00%	200,000	02/01/2046	(219,441)	(678)
FNMA, 2.50%	1,200,000	02/01/2031	(1,226,929)	(10,054)
FNMA, 3.00%	800,000	02/01/2046	(816,621)	(6,199)
FNMA, 3.50%	3,975,000	02/01/2046	(4,162,959)	(20,166)
FNMA, 3.50%	1,200,000	03/01/2046	(1,253,789)	(7,102)
FNMA, 4.00%	1,775,000	02/01/2046	(1,896,318)	(10,435)
FNMA, 4.00%	200,000	03/01/2046	(213,216)	(841)
FNMA, 4.50%	425,000	02/01/2046	(461,988)	(2,781)
FNMA, 4.50%	200,000	03/01/2046	(216,996)	(715)
GNMA, 3.00%	125,000	02/01/2046	(128,926)	(1,016)
GNMA, 4.00%	2,300,000	02/01/2046	(2,458,395)	(9,246)
GNMA, 4.00%	800,000	03/22/2046	(853,688)	(2,562)
GNMA, 5.00%	300,000	02/01/2046	(329,705)	(611)

Total (proceeds $16,031,709)			$(16,112,452)	$(80,743)

At January 31, 2016, the aggregate market value of these securities represents (4.2)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
AllState Corp.	GSC	USD	135,000	(1.00%)	12/20/20	$—	$(5,268)	$(5,118)	$150
AllState Corp.	GSC	USD	65,000	(1.00%)	12/20/20	—	(2,361)	(2,464)	(103)
AllState Corp.	GSC	USD	65,000	(1.00%)	12/20/20	—	(2,356)	(2,464)	(108)
AllState Corp.	GSC	USD	200,000	(1.00%)	12/20/20	—	(7,392)	(7,582)	(190)
Spain Kingdom	GSC	USD	725,000	(1.00%)	03/20/21	174	—	(2,448)	(2,622)

Total						$174	$(17,377)	$(20,076)	$(2,873)

Sell protection:
CDX.EMS.24	BCLY	USD	1,764,000	1.00%	12/20/20	$—	$(213,332)	$(203,431)	$9,901
CDX.EMS.24	BCLY	USD	7,472,500	1.00%	12/20/20	—	(3,685)	(861,854)	(858,169)

Total						$—	$(217,017)	$(1,065,285)	$(848,268)

Total traded indices						$174	$(234,394)	$(1,085,361)	$(851,141)

Total OTC contracts						$174	$(234,394)	$(1,085,361)	$(851,141)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD 3,575,000	5.00%	12/20/20	$39,414	$20,148	$(19,266)

Total				$39,414	$20,148	$(19,266)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,790,000	12/16/25	$—	$—	$44,252	$44,252
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,790,000	12/16/25	—	—	40,962	40,962
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,790,000	12/16/25	—	—	1,674	1,674
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,790,000	12/16/25	—	—	1,674	1,674
JPM	6M CHF LIBOR	0.19% Fixed	CHF	530,000	12/16/25	8	—	11,197	11,189
JPM	6M CHF LIBOR	0.19% Fixed	CHF	530,000	12/16/25	—	—	492	492
JPM	6M CHF LIBOR	0.11% Fixed	CHF	6,750,000	03/16/26	—	—	70,966	70,966
JPM	INR NSE Interbank Rate Offer	6.59% Fixed	INR	117,200,000	02/23/20	—	—	7,877	7,877

Total						$8	$—	$179,094	$179,086

OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
AK Holdings, Inc.	GSC	USD	52,724	(1M LIBOR + 0.55%)	10/31/16	$—	$—	$378	$378
AK Holdings, Inc.	GSC	USD	3,493	(1M LIBOR + 0.55%)	01/31/17	—	—	2,118	2,118
Alliance Resource Partners	GSC	USD	30,246	(1M LIBOR - 2.50%)	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	30,685	(1M LIBOR - 2.50%)	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	26,154	(1M LIBOR - 2.50%)	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	15,972	(1M LIBOR - 2.50%)	09/30/16	—	—	—	0
CJ Hellovision Co., Ltd.	GSC	USD	399,165	(1M LIBOR + 0.55%)	10/31/16	—	—	2,863	2,863
CJ O Shopping Co., Ltd.	GSC	USD	459,841	(1M LIBOR + 0.55%)	08/31/16	—	—	3,299	3,299
CJ O Shopping Co., Ltd.	GSC	USD	94,577	(1M LIBOR + 0.55%)	08/31/16	—	—	678	678

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CJ O Shopping Co., Ltd.	GSC	USD	30,241	(1M LIBOR + 0.55%)	08/31/16	$—	$—	$217	$217
CJ O Shopping Co., Ltd.	GSC	USD	20,754	(1M LIBOR + 0.55%)	08/31/16	—	—	149	149
CJ O Shopping Co., Ltd.	GSC	USD	3,558	(1M LIBOR + 0.55%)	08/31/16	—	—	26	26
CJ O Shopping Co., Ltd.	GSC	USD	40,396	(1M LIBOR + 0.55%)	01/31/17	—	—	(84)	(84)
CKH Food & Health Ltd.	GSC	USD	90,042	(1M LIBOR + 0.55%)	10/31/16	—	—	646	646
CKH Food & Health Ltd.	GSC	USD	14,923	(1M LIBOR + 0.55%)	10/31/16	—	—	107	107
CKH Food & Health Ltd.	GSC	USD	6,973	(1M LIBOR + 0.55%)	01/31/17	—	—	(15)	(15)
Daesang Corp.	GSC	USD	573,840	(1M LIBOR + 0.55%)	10/31/16	—	—	4,116	4,116
Daesang Corp.	GSC	USD	55,941	(1M LIBOR + 0.55%)	10/31/16	—	—	401	401
Daesang Corp.	GSC	USD	41,831	(1M LIBOR + 0.55%)	01/31/17	—	—	(87)	(87)
Deutsche MSCI DTR Net	DEUT	USD	244,428	1M LIBOR - 0.10%	02/29/16	—	—	—	0
E-Mart Co., Ltd.	GSC	USD	463,275	(1M LIBOR + 0.55%)	10/31/16	—	—	3,323	3,323
E-Mart Co., Ltd.	GSC	USD	95,072	(1M LIBOR + 0.55%)	10/31/16	—	—	682	682
E-Mart Co., Ltd.	GSC	USD	37,148	(1M LIBOR + 0.55%)	01/31/17	—	—	(77)	(77)
Grand Korea Leisure Co., Ltd.	GSC	USD	438,020	(1M LIBOR + 0.55%)	10/31/16	—	—	3,142	3,142
Grand Korea Leisure Co., Ltd.	GSC	USD	15,328	(1M LIBOR + 0.55%)	10/31/16	—	—	110	110
Grand Korea Leisure Co., Ltd.	GSC	USD	30,119	(1M LIBOR + 0.55%)	01/31/17	—	—	(63)	(63)
Green Cross Corp.	GSC	USD	91,094	(1M LIBOR + 0.55%)	10/31/16	—	—	653	653
Green Cross Corp.	GSC	USD	19,140	(1M LIBOR + 0.55%)	10/31/16	—	—	137	137
GS Home Shopping Inc.	GSC	USD	318,846	(1M LIBOR + 0.55%)	10/31/16	—	—	2,287	2,287
GS Home Shopping Inc.	GSC	USD	62,635	(1M LIBOR + 0.55%)	10/31/16	—	—	449	449
GS Home Shopping Inc.	GSC	USD	25,341	(1M LIBOR + 0.55%)	01/31/17	—	—	(345)	(345)
GS W Custom Retail	GSC	USD	535,966	1M LIBOR - 0.75%	09/30/16	—	—	—	0
GS W Custom Retail	GSC	USD	5,205,365	1M LIBOR - 0.75%	09/30/16	—	—	(133)	(133)
Hyundai Department Store Co., Ltd.	GSC	USD	635,495	(1M LIBOR + 0.55%)	10/31/16	—	—	4,559	4,559
Hyundai Department Store Co., Ltd.	GSC	USD	136,215	(1M LIBOR + 0.55%)	10/31/16	—	—	977	977
Hyundai Department Store Co., Ltd.	GSC	USD	51,247	(1M LIBOR + 0.55%)	01/31/17	—	—	(107)	(107)
Hyundai Engineering & Co.	GSC	USD	48,933	(1M LIBOR + 0.55%)	11/30/16	—	—	351	351
Hyundai Engineering & Co.	GSC	USD	56,258	(1M LIBOR + 0.55%)	12/30/16	—	—	404	404
Hyundai Engineering & Co.	GSC	USD	26,260	(1M LIBOR + 0.55%)	12/30/16	—	—	188	188
Hyundai Engineering & Co.	GSC	USD	23,373	(1M LIBOR + 0.55%)	12/30/16	—	—	168	168
Hyundai Engineering & Co.	GSC	USD	20,607	(1M LIBOR + 0.55%)	12/30/16	—	—	148	148
Hyundai Engineering & Co.	GSC	USD	6,660	(1M LIBOR + 0.55%)	12/30/16	—	—	44	44

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Hyundai Engineering & Co.	GSC	USD	12,086	(1M LIBOR + 0.55%)	01/31/17	$—	$—	$(25)	$(25)
Hyundai Home Shopping Network	GSC	USD	127,983	(1M LIBOR + 0.55%)	10/31/16	—	—	918	918
Hyundai Home Shopping Network	GSC	USD	37,490	(1M LIBOR + 0.55%)	10/31/16	—	—	269	269
Hyundai Home Shopping Network	GSC	USD	31,211	(1M LIBOR + 0.55%)	10/31/16	—	—	224	224
Hyundai Home Shopping Network	GSC	USD	25,024	(1M LIBOR + 0.55%)	10/31/16	—	—	179	179
Hyundai Home Shopping Network	GSC	USD	14,725	(1M LIBOR + 0.55%)	01/31/17	—	—	(31)	(31)
Hyundai Mobis Co., Ltd.	GSC	USD	71,074	(1M LIBOR + 0.55%)	11/30/16	—	—	510	510
Hyundai Mobis Co., Ltd.	GSC	USD	17,769	(1M LIBOR + 0.55%)	11/30/16	—	—	127	127
Hyundai Mobis Co., Ltd.	GSC	USD	37,036	(1M LIBOR + 0.55%)	12/30/16	—	—	266	266
Hyundai Mobis Co., Ltd.	GSC	USD	22,692	(1M LIBOR + 0.55%)	12/30/16	—	—	163	163
Hyundai Mobis Co., Ltd.	GSC	USD	14,557	(1M LIBOR + 0.55%)	12/30/16	—	—	104	104
Hyundai Mobis Co., Ltd.	GSC	USD	10,803	(1M LIBOR + 0.55%)	01/31/17	—	—	(22)	(22)
Hyundai Wia Corp.	GSC	USD	42,087	(1M LIBOR + 0.55%)	11/30/16	—	—	302	302
Hyundai Wia Corp.	GSC	USD	30,174	(1M LIBOR + 0.55%)	11/30/16	—	—	216	216
Hyundai Wia Corp.	GSC	USD	39,826	(1M LIBOR + 0.55%)	12/30/16	—	—	286	286
Hyundai Wia Corp.	GSC	USD	23,217	(1M LIBOR + 0.55%)	12/30/16	—	—	167	167
Hyundai Wia Corp.	GSC	USD	16,609	(1M LIBOR + 0.55%)	12/30/16	—	—	119	119
Hyundai Wia Corp.	GSC	USD	10,093	(1M LIBOR + 0.55%)	01/31/17	—	—	(21)	(21)
iPath S&P 500 VIX	DEUT	USD	323,996	1M LIBOR - 2.65%	09/13/16	—	—	13,886	13,886
iPath S&P 500 VIX	DEUT	USD	233,226	1M LIBOR - 2.65%	09/13/16	—	—	9,995	9,995
iPath S&P 500 VIX	DEUT	USD	158,533	1M LIBOR - 2.65%	09/13/16	—	—	6,794	6,794
iPath S&P 500 VIX	DEUT	USD	49,669	1M LIBOR - 2.65%	09/13/16	—	—	2,129	2,129
iPath S&P 500 VIX	DEUT	USD	6,224	1M LIBOR - 2.65%	09/13/16	—	—	267	267
iPath S&P 500 VIX	DEUT	USD	224,482	1M LIBOR - 2.65%	10/13/16	—	—	9,621	9,621
iPath S&P 500 VIX	DEUT	USD	104,353	1M LIBOR - 2.65%	10/13/16	—	—	4,472	4,472
iPath S&P 500 VIX	DEUT	USD	51,559	1M LIBOR - 2.65%	10/13/16	—	—	2,210	2,210
iPath S&P 500 VIX	MSC	USD	7,161	1M LIBOR - 2.87%	11/25/16	—	—	576	576
iPath S&P 500 VIX	MSC	USD	58,902	1M LIBOR - 2.87%	11/30/16	—	—	49	49
iPath S&P 500 VIX	MSC	USD	42,993	1M LIBOR - 2.87%	11/30/16	—	—	36	36
iPath S&P 500 VIX	MSC	USD	44,386	1M LIBOR - 2.87%	12/02/16	—	—	(5,735)	(5,735)
iPath S&P 500 VIX	MSC	USD	7,982	1M LIBOR - 2.87%	12/04/16	—	—	(1,328)	(1,328)
iPath S&P 500 VIX	MSC	USD	285,027	1M LIBOR - 2.89%	12/14/16	—	—	1,762	1,762
iPath S&P 500 VIX	MSC	USD	233,980	1M LIBOR - 2.87%	12/15/16	—	—	22,688	22,688

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

iPath S&P 500 VIX	MSC	USD	515,729	1M LIBOR - 2.87%	12/16/16	$—	$—	$50,357	$50,357
iPath S&P 500 VIX	MSC	USD	105,940	1M LIBOR - 2.87%	12/28/16	—	—	4,298	4,298
iPath S&P 500 VIX	DUB	USD	84,090	1M LIBOR - 2.65%	01/12/17	—	—	(3,032)	(3,032)
iShares FTSE A50 China Index	BOA	USD	119,296	1M LIBOR - 2.75%	08/31/16	—	—	(156)	(156)
iShares FTSE A50 China Index	BOA	USD	966,026	1M LIBOR - 5.00%	08/31/16	—	—	(1,260)	(1,260)
Kangwon Land, Inc.	GSC	USD	669,777	(1M LIBOR + 0.55%)	10/31/16	—	—	4,804	4,804
Kangwon Land, Inc.	GSC	USD	121,536	(1M LIBOR + 0.55%)	10/31/16	—	—	872	872
Kangwon Land, Inc.	GSC	USD	52,550	(1M LIBOR + 0.55%)	01/31/17	—	—	(109)	(109)
Kia Motors Corp.	GSC	USD	36,419	(1M LIBOR + 0.55%)	11/30/16	—	—	261	261
Kia Motors Corp.	GSC	USD	142,087	(1M LIBOR + 0.55%)	12/30/16	—	—	1,019	1,019
Kia Motors Corp.	GSC	USD	55,937	(1M LIBOR + 0.55%)	12/30/16	—	—	401	401
Kia Motors Corp.	GSC	USD	51,226	(1M LIBOR + 0.55%)	12/30/16	—	—	367	367
Kia Motors Corp.	GSC	USD	11,554	(1M LIBOR + 0.55%)	12/30/16	—	—	83	83
Kia Motors Corp.	GSC	USD	19,737	(1M LIBOR + 0.55%)	01/31/17	—	—	(41)	(41)
Kolon Industries, Inc.	GSC	USD	461,785	(1M LIBOR + 0.55%)	10/31/16	—	—	3,312	3,312
Kolon Industries, Inc.	GSC	USD	73,589	(1M LIBOR + 0.55%)	10/31/16	—	—	528	528
Kolon Industries, Inc.	GSC	USD	35,577	(1M LIBOR + 0.55%)	01/31/17	—	—	(74)	(74)
Korea Zinc Co., Ltd.	GSC	USD	458,206	(1M LIBOR + 0.55%)	10/31/16	—	—	3,287	3,287
Korea Zinc Co., Ltd.	GSC	USD	77,993	(1M LIBOR + 0.55%)	10/31/16	—	—	559	559
Korea Zinc Co., Ltd.	GSC	USD	35,714	(1M LIBOR + 0.55%)	01/31/17	—	—	(74)	(74)
KT Skylife Co., Ltd.	GSC	USD	279,030	(1M LIBOR + 0.55%)	10/31/16	—	—	2,002	2,002
KT Skylife Co., Ltd.	GSC	USD	41,179	(1M LIBOR + 0.55%)	10/31/16	—	—	295	295
KT Skylife Co., Ltd.	GSC	USD	21,268	(1M LIBOR + 0.55%)	01/31/17	—	—	(44)	(44)
LF Corp.	GSC	USD	123,507	(1M LIBOR + 0.55%)	10/31/16	—	—	886	886
LF Corp.	GSC	USD	46,506	(1M LIBOR + 0.55%)	10/31/16	—	—	334	334
LF Corp.	GSC	USD	18,761	(1M LIBOR + 0.55%)	10/31/16	—	—	135	135
LF Corp.	GSC	USD	15,624	(1M LIBOR + 0.55%)	10/31/16	—	—	112	112
LF Corp.	GSC	USD	12,529	(1M LIBOR + 0.55%)	10/31/16	—	—	90	90
LF Corp.	GSC	USD	11,712	(1M LIBOR + 0.55%)	10/31/16	—	—	84	84
LF Corp.	GSC	USD	10,058	(1M LIBOR + 0.55%)	10/31/16	—	—	72	72
LF Corp.	GSC	USD	9,220	(1M LIBOR + 0.55%)	10/31/16	—	—	66	66
LF Corp.	GSC	USD	7,995	(1M LIBOR + 0.55%)	10/31/16	—	—	57	57
LF Corp.	GSC	USD	5,523	(1M LIBOR + 0.55%)	10/31/16	—	—	40	40

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

LF Corp.	GSC	USD	4,878	(1M LIBOR + 0.55%)	10/31/16	$—	$—	$35	$35
LF Corp.	GSC	USD	2,106	(1M LIBOR + 0.55%)	10/31/16	—	—	15	15
LF Corp.	GSC	USD	21	(1M LIBOR + 0.55%)	10/31/16	—	—	—	0
LF Corp.	GSC	USD	17,829	(1M LIBOR + 0.55%)	01/31/17	—	—	(37)	(37)
LG Corp.	GSC	USD	695,313	(1M LIBOR + 0.55%)	10/31/16	—	—	4,988	4,988
LG Corp.	GSC	USD	132,324	(1M LIBOR + 0.55%)	10/31/16	—	—	949	949
LG Corp.	GSC	USD	54,948	(1M LIBOR + 0.55%)	01/31/17	—	—	(114)	(114)
Lotte Chemical Corp.	GSC	USD	67,412	(1M LIBOR + 0.55%)	11/30/16	—	—	484	484
Lotte Chemical Corp.	GSC	USD	95,197	(1M LIBOR + 0.55%)	12/30/16	—	—	683	683
Lotte Chemical Corp.	GSC	USD	81,760	(1M LIBOR + 0.55%)	12/30/16	—	—	586	586
Lotte Chemical Corp.	GSC	USD	43,727	(1M LIBOR + 0.55%)	12/30/16	—	—	314	314
Lotte Chemical Corp.	GSC	USD	23,913	(1M LIBOR + 0.55%)	12/30/16	—	—	172	172
Lotte Chemical Corp.	GSC	USD	5,466	(1M LIBOR + 0.55%)	12/30/16	—	—	39	39
Lotte Chemical Corp.	GSC	USD	3,416	(1M LIBOR + 0.55%)	12/30/16	—	—	24	24
Lotte Chemical Corp.	GSC	USD	21,377	(1M LIBOR + 0.55%)	01/31/17	—	—	(44)	(44)
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	711,857	1M LIBOR - 0.20%	05/31/16	—	—	—	0
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	1,327,683	1M LIBOR - 0.20%	10/31/16	—	—	—	0
MSCI Daily TR Net Emerging Markets Chile	DEUT	USD	1,106,947	1M LIBOR - 0.10%	02/29/16	—	—	(2)	(2)
MSCI Daily TR World Gross Utilities Sector	GSC	USD	1,685,397	(1M LIBOR + 0.60%)	04/29/16	—	—	40	40
MSCI Daily TR World Gross Utilities Sector	GSC	USD	171,204	(1M LIBOR + 0.60%)	04/29/16	—	—	4	4
MSCI Gross USD South Africa	DEUT	USD	326,204	1M LIBOR - 0.20%	10/31/16	—	—	—	0
NS Shopping Co., Ltd.	GSC	USD	126,133	(1M LIBOR + 0.55%)	10/31/16	—	—	905	905
NS Shopping Co., Ltd.	GSC	USD	32,217	(1M LIBOR + 0.55%)	10/31/16	—	—	231	231
NS Shopping Co., Ltd.	GSC	USD	28,874	(1M LIBOR + 0.55%)	10/31/16	—	—	207	207
NS Shopping Co., Ltd.	GSC	USD	11,398	(1M LIBOR + 0.55%)	10/31/16	—	—	82	82
NS Shopping Co., Ltd.	GSC	USD	6,687	(1M LIBOR + 0.55%)	10/31/16	—	—	48	48
NS Shopping Co., Ltd.	GSC	USD	6,231	(1M LIBOR + 0.55%)	10/31/16	—	—	45	45
NS Shopping Co., Ltd.	GSC	USD	4,407	(1M LIBOR + 0.55%)	10/31/16	—	—	32	32
NS Shopping Co., Ltd.	GSC	USD	14,417	(1M LIBOR + 0.55%)	01/31/17	—	—	(30)	(30)
SK Hynix Inc.	GSC	USD	118,063	(1M LIBOR + 0.55%)	11/30/16	—	—	847	847
SK Hynix Inc.	GSC	USD	25,277	(1M LIBOR + 0.55%)	11/30/16	—	—	181	181
SK Hynix Inc.	GSC	USD	62,423	(1M LIBOR + 0.55%)	12/30/16	—	—	448	448

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

SK Hynix Inc.	GSC	USD	44,336	(1M LIBOR + 0.55%)	12/30/16	$—	$—	$318	$318
SK Hynix Inc.	GSC	USD	36,242	(1M LIBOR + 0.55%)	12/30/16	—	—	260	260
SK Hynix Inc.	GSC	USD	26,181	(1M LIBOR + 0.55%)	12/30/16	—	—	188	188
SK Hynix Inc.	GSC	USD	20,765	(1M LIBOR + 0.55%)	01/31/17	—	—	(43)	(43)
SK Telecom Co., Ltd.	GSC	USD	457,290	(1M LIBOR + 0.55%)	10/31/16	—	—	3,280	3,280
SK Telecom Co., Ltd.	GSC	USD	86,542	(1M LIBOR + 0.55%)	10/31/16	—	—	621	621
SK Telecom Co., Ltd.	GSC	USD	823	(1M LIBOR + 0.55%)	11/30/16	—	—	6	6
SK Telecom Co., Ltd.	GSC	USD	8,308	(1M LIBOR + 0.55%)	01/31/17	—	—	(17)	(17)
SK Telecom Co., Ltd.	GSC	USD	36,161	(1M LIBOR + 0.55%)	01/31/17	—	—	(75)	(75)
SKC Co., Ltd.	GSC	USD	220,434	(1M LIBOR + 0.55%)	10/31/16	—	—	1,581	1,581
SKC Co., Ltd.	GSC	USD	29,202	(1M LIBOR + 0.55%)	10/31/16	—	—	209	209
SKC Co., Ltd.	GSC	USD	16,580	(1M LIBOR + 0.55%)	01/31/17	—	—	(34)	(34)
Taekwang Industry Co., Ltd.	GSC	USD	49,391	(1M LIBOR + 0.55%)	12/30/16	—	—	354	354
Taekwang Industry Co., Ltd.	GSC	USD	31,281	(1M LIBOR + 0.55%)	12/30/16	—	—	224	224
Taekwang Industry Co., Ltd.	GSC	USD	14,817	(1M LIBOR + 0.55%)	12/30/16	—	—	106	106
Taekwang Industry Co., Ltd.	GSC	USD	10,701	(1M LIBOR + 0.55%)	12/30/16	—	—	77	77
Taekwang Industry Co., Ltd.	GSC	USD	8,232	(1M LIBOR + 0.55%)	12/30/16	—	—	59	59
Taekwang Industry Co., Ltd.	GSC	USD	7,409	(1M LIBOR + 0.55%)	12/30/16	—	—	53	53
Taekwang Industry Co., Ltd.	GSC	USD	4,956	(1M LIBOR + 0.55%)	12/30/16	—	—	18	18
VelocityShares Daily Inverse	DEUT	USD	32,159	1M LIBOR - 2.95%	09/13/16	—	—	(374)	(374)
VelocityShares Daily Inverse	DEUT	USD	50,979	1M LIBOR - 2.95%	09/13/16	—	—	(592)	(592)
VelocityShares Daily Inverse	DEUT	USD	478,126	1M LIBOR - 2.95%	09/13/16	—	—	(5,557)	(5,557)
VelocityShares Daily Inverse	MSC	USD	97,217	1M LIBOR - 2.87%	10/30/16	—	—	—	0
VelocityShares Daily Inverse	MSC	USD	33,448	1M LIBOR - 2.87%	11/03/16	—	—	5,720	5,720
VelocityShares Daily Inverse	MSC	USD	75,710	1M LIBOR - 2.87%	12/03/16	—	—	12,948	12,948
VelocityShares Daily Inverse	JPM	USD	51,072	1M LIBOR - 2.00%	12/09/16	—	—	2,383	2,383
VelocityShares Daily Inverse	JPM	USD	242,351	1M LIBOR - 2.00%	12/12/16	—	—	21,611	21,611
VelocityShares Daily Inverse	JPM	USD	106,295	1M LIBOR - 2.00%	12/12/16	—	—	9,479	9,479
VelocityShares Daily Inverse	JPM	USD	60,577	1M LIBOR - 2.00%	12/12/16	—	—	5,402	5,402
VelocityShares Daily Inverse	JPM	USD	253,954	1M LIBOR - 2.00%	12/14/16	—	—	5,946	5,946
VelocityShares Daily Inverse	JPM	USD	128,034	1M LIBOR - 3.00%	01/04/17	—	—	17,444	17,444
VelocityShares Daily Inverse	JPM	USD	312,168	1M LIBOR - 3.00%	01/07/17	—	—	27,724	27,724
VelocityShares Daily Inverse	JPM	USD	164,762	1M LIBOR - 3.00%	01/11/17	—	—	(3,066)	(3,066)

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

VelocityShares Daily Inverse	DUB	USD	160,270	1M LIBOR - 2.95%	01/12/17	$—	$—	$(15,385)	$(15,385)
VelocityShares Daily Inverse	DUB	USD	398,490	1M LIBOR - 2.95%	01/12/17	—	—	(81,229)	(81,229)
VelocityShares Daily Inverse	DUB	USD	73,897	1M LIBOR - 2.95%	01/13/17	—	—	(1,359)	(1,359)
VelocityShares Inverse VIX	DEUT	USD	49,059	1M LIBOR - 2.95%	09/13/16	—	—	(570)	(570)
VelocityShares Inverse VIX	MSC	USD	70,911	1M LIBOR - 2.87%	10/31/16	—	—	—	0
VelocityShares Inverse VIX	MSC	USD	21,261	1M LIBOR - 2.87%	10/31/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,274	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,478	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,478	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,478	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,804	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,480	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	4,955	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	1,802	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,350	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,204	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,350	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,797	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	567	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,396	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,310	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,207	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,207	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,660	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,601	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	494	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,803	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,221	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,018	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,313	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,981	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	4,446	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0

Total						$—	$—	$191,255	$191,255

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	WEST	$13,392,001	$13,506,377	$114,376
AUD	Buy	02/29/16	CBA	6,414,763	6,462,706	47,943
AUD	Sell	02/29/16	HSBC	6,497,934	6,516,421	(18,487)
AUD	Sell	02/29/16	WEST	7,079,330	7,139,792	(60,462)
AUD	Sell	03/16/16	CSFB	16,314	16,242	72
BRL	Buy	02/02/16	DEUT	2,455,105	2,493,825	38,720
BRL	Buy	02/02/16	MSC	992,385	1,009,524	17,139
BRL	Buy	02/02/16	SCB	1,460,685	1,464,559	3,874
BRL	Buy	02/02/16	BOA	144,021	144,932	911
BRL	Buy	03/02/16	DEUT	1,429,966	1,451,718	21,752
BRL	Sell	02/02/16	SCB	3,638,629	3,648,280	(9,651)
BRL	Sell	02/02/16	DEUT	1,441,820	1,464,559	(22,739)
BRL	Sell	03/02/16	DEUT	2,434,918	2,471,957	(37,039)
BRL	Sell	03/16/16	BOA	28,349	27,857	492
BRL	Sell	03/16/16	SSG	17,044	17,256	(212)
BRL	Sell	03/16/16	MSC	40,414	40,923	(509)
BRL	Sell	03/16/16	UBS	40,694	41,663	(969)
CAD	Buy	02/29/16	BMO	17,950,053	18,214,006	263,953
CAD	Buy	02/29/16	RBC	4,303,363	4,331,501	28,138
CAD	Sell	02/29/16	BMO	1,357,721	1,377,686	(19,965)
CAD	Sell	02/29/16	RBC	6,162,268	6,203,155	(40,887)
CHF	Buy	02/29/16	BNP	3,504,104	3,500,748	(3,356)
CHF	Buy	02/29/16	CSFB	3,247,662	3,219,280	(28,382)
CHF	Sell	02/29/16	CSFB	10,501,169	10,409,398	91,771
CLP	Buy	02/29/16	SCB	745,271	747,823	2,552
CNY	Sell	02/29/16	BOA	5,189,795	5,199,873	(10,078)
CNY	Sell	02/29/16	JPM	5,188,616	5,199,872	(11,256)
COP	Buy	02/29/16	SSG	3,933,483	3,948,720	15,237
DKK	Buy	02/29/16	MSC	3,862,123	3,864,653	2,530
EUR	Buy	02/29/16	JPM	32,480	32,521	41
EUR	Buy	02/29/16	BMO	298,129	294,859	(3,270)
EUR	Sell	02/29/16	SSG	52,400,220	52,387,335	12,885
GBP	Buy	02/29/16	RBS	5,231,124	5,202,490	(28,634)
GBP	Buy	02/29/16	UBS	4,352,258	4,323,296	(28,962)
GBP	Sell	02/29/16	RBS	849,646	844,995	4,651
HKD	Sell	01/25/17	JPM	4,781,190	4,799,616	(18,426)
HKD	Sell	01/25/17	SCB	6,660,146	6,709,507	(49,361)
IDR	Buy	02/29/16	HSBC	314,417	316,539	2,122
ILS	Sell	02/29/16	MSC	864,070	866,360	(2,290)
INR	Buy	02/29/16	HSBC	1,399,927	1,399,517	(410)
INR	Sell	02/29/16	HSBC	7,449,919	7,447,735	2,184
JPY	Buy	02/29/16	DEUT	2,150,743	2,154,598	3,855
JPY	Buy	02/29/16	SSG	2,150,906	2,154,598	3,692
JPY	Sell	02/29/16	BNP	14,948,767	14,622,545	326,222
JPY	Sell	02/29/16	HSBC	14,941,526	14,622,537	318,989
JPY	Sell	02/29/16	DEUT	2,176,087	2,133,690	42,397
KRW	Sell	02/29/16	HSBC	14,344,105	14,384,514	(40,409)
MXN	Buy	02/29/16	MSC	1,131,437	1,153,788	22,351
MXN	Sell	02/29/16	MSC	1,504,500	1,534,220	(29,720)
MYR	Sell	02/29/16	HSBC	351,891	359,763	(7,872)
NOK	Buy	02/29/16	JPM	4,713,474	4,743,787	30,313
NOK	Sell	02/29/16	JPM	425,627	428,364	(2,737)
NZD	Sell	02/29/16	DEUT	2,797,766	2,804,774	(7,008)
PEN	Sell	02/29/16	SCB	468,515	465,423	3,092
PLN	Buy	02/29/16	MSC	306,505	309,644	3,139
SEK	Buy	02/29/16	CBK	474,567	469,889	(4,678)
SEK	Buy	02/29/16	JPM	11,987,232	11,953,827	(33,405)
SEK	Sell	02/29/16	JPM	471,202	469,889	1,313
SGD	Sell	02/29/16	SCB	1,694,927	1,700,587	(5,660)
THB	Sell	02/29/16	JPM	462,613	466,911	(4,298)
TRY	Sell	02/29/16	MSC	2,400,751	2,446,301	(45,550)
TWD	Sell	02/26/16	JPM	4,629,541	4,663,441	(33,900)

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

ZAR	Buy	02/29/16	DEUT	$1,219,707	$1,255,932	$36,225
ZAR	Sell	02/29/16	DEUT	689,897	710,386	(20,489)

Total						$831,860

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Index Abbreviations:
CBOE	Chicago Board Options Exchange
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
FTSE	Financial Times and Stock Exchange
MSCI	Morgan Stanley Capital International

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

S&P	Standard & Poors
SPI	Share Price Index
SPX	Standard and Poor’s 500 Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$24,004,385	$—	$24,004,385	$—
Corporate Bonds	12,970,247	—	12,970,247	—
Foreign Government Obligations	19,988,246	—	19,988,246	—
U.S. Government Agencies	23,302,716	—	23,302,716	—
U.S. Government Securities	16,839,150	—	16,839,150	—
Common Stocks
Australia	2,327,000	1,100,577	1,170,734	55,689
Austria	913,148	—	913,148	—
Belgium	862,140	261,496	600,644	—
Brazil	164,972	164,972	—	—
British Virgin Islands	429,365	429,365	—	—
Canada	5,050,227	4,994,529	55,698	—
China	10,460,839	4,165,999	6,294,840	—
Denmark	465,117	74,552	390,565	—
Egypt	176,393	—	176,393	—
Finland	99,753	—	99,753	—
France	7,591,933	435,462	7,156,471	—
Germany	5,462,139	603,924	4,858,215	—
Greece	4,813,637	992,256	3,821,381	—
Hong Kong	4,139,688	84,063	4,055,625	—
Hungary	8,123	—	8,123	—
India	15,965,223	215,078	15,750,145	—
Indonesia	493,413	289,497	203,916	—
Ireland	5,466,576	2,703,133	2,763,443	—
Israel	2,628,156	601,743	2,026,413	—
Italy	2,561,396	—	2,561,396	—
Japan	31,483,883	212,949	31,270,934	—
Jersey	943,414	943,414	—	—
Kenya	32,504	32,504	—	—
Luxembourg	1,473,712	1,237,362	236,350	—
Malaysia	362,132	—	362,132	—
Mauritius	722,300	722,300	—	—
Mexico	95,898	95,898	—	—
Netherlands	5,603,300	1,058,624	4,544,676	—
Norway	837,064	—	837,064	—
Romania	271,404	250,764	20,640	—
Singapore	3,737,009	192,943	3,544,066	—
South Africa	84,291	—	84,291	—
South Korea	4,761,555	—	4,711,604	49,951
Spain	772,115	17,174	754,941	—
Sweden	204,110	—	204,110	—
Switzerland	3,673,921	1,030,339	2,643,582	—
Taiwan	8,886,067	160,922	8,725,145	—
Thailand	936,697	936,697	—	—
United Kingdom	12,279,157	3,817,646	8,461,511	—
United States	83,097,953	81,758,386	1,339,567	—
Exchange Traded Funds	25,480,284	25,321,587	158,697	—
Preferred Stocks	615,465	214,200	—	401,265
Warrants	170,486	9,058	161,428	—
Rights	1,128	1,128	—	—
Short-Term Investments	44,057,283	44,057,283	—	—
Purchased Options	175,092	37,520	137,572	—
Foreign Currency Contracts(2)	1,462,931	—	1,462,931	—
Futures Contracts(2)	1,641,995	1,641,995	—	—
Swaps - Credit Default(2)	10,051	—	10,051	—
Swaps - Interest Rate(2)	179,086	—	179,086	—
Swaps - Total Return(2)	312,646	—	312,646	—

Total	$401,548,915	$180,867,339	$220,174,671	$506,905

The Hartford Global All-Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Liabilities
Foreign Currency Contracts(2)	$(631,071)	$—	$(631,071)	$—
Futures Contracts(2)	(922,602)	(922,602)	—	—
Swaps - Credit Default(2)	(880,458)	—	(880,458)	—
Swaps - Total Return(2)	(121,391)	—	(121,391)	—
TBA Sale Commitments	(16,112,452)	—	(16,112,452)	—
Written Options	(87,013)	(79,018)	(7,995)	—

Total	$(18,754,987)	$(1,001,620)	$(17,753,367)	$—

(1) For the period ended January 31, 2016, investments valued at $3,159,964 were transferred from Level 1 to Level 2, and investments valued at $2,999,624 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended  January 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Preferred Stocks	Total

Beginning balance	$294,220	$118,589	$358,567	$771,376
Purchases	-	-	-	-
Sales	(7,880)	-	-	(7,880)
Accrued discounts/ (premiums)	91	-	-	91
Total realized gain/(loss)	105	-	-	105
Net change in unrealized appreciation/depreciation	(1,380)	(22,513)	42,698	18,805
Transfers into Level 3 (1)	-	49,951	-	49,951
Transfers out of Level 3 (1)	(285,156)	(40,387)	-	(325,543)

Ending balance	$-	$105,640	$401,265	$506,905

 The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $42,277.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Global Alpha Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 4.6%
	Asset-Backed - Finance & Insurance - 2.9%
$ 250,000	Dryden Senior Loan Fund 2.10%, 07/15/2026(1)(2)	$248,025
250,000	Magnetite CLO Ltd. 2.04%, 07/25/2026(1)(2)	246,725
250,000	OZLM Funding Ltd. 2.17%, 04/17/2026(1)(2)	248,025

		742,775

	Commercial Mortgage-Backed Securities - 1.1%
40,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)	21,742
20,000	GS Mortgage Securities Trust 3.58%, 06/10/2047(1)	13,314
115,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	91,456
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(1)(2)	69,614
25,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	20,376
50,000	UBS-Barclays Commercial Mortgage Trust 4.23%, 03/10/2046(1)(2)	39,284
25,000	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(1)	15,668

		271,454

	Whole Loan Collateral CMO - 0.6%
	Alternative Loan Trust
6,372	0.63%, 05/25/2036(2)	5,045
14,395	0.74%, 11/25/2035(2)	11,862
16,154	CHL Mortgage Pass-Through Trust 6.25%, 09/25/2036	15,251
	Connecticut Avenue Securities
25,000	3.03%, 05/25/2024(2)	21,143
30,000	3.43%, 07/25/2024(2)	26,351
20,000	4.43%, 05/25/2025(2)	18,367
10,615	Countrywide Alternative Loan Trust 0.62%, 09/25/2046(2)	9,251
22,580	GMAC Mortgage Corp. Loan Trust 3.07%, 09/19/2035(2)	20,797
25,823	WaMu Mortgage Pass-Through Certificates Trust 2.15%, 09/25/2046(2)	23,425
7,951	Wells Fargo Mortgage Backed Securities Trust 2.74%, 10/25/2036(2)	7,297

		158,789

	Total Asset & Commercial Mortgage Backed Securities (cost $1,186,515)	1,173,018

Corporate Bonds - 8.6%
	Advertising - 0.1%
15,000	Omnicom Group, Inc. 4.45%, 08/15/2020	16,142

	Auto Parts & Equipment - 0.4%
EUR 100,000	Conti-Gummi Finance B.V. 2.50%, 03/20/2017(3)	111,090

	Commercial Banks - 2.8%
50,000	Bank of America Corp. 0.54%, 05/23/2017(2)	53,975
$ 210,000	Barclays plc 4.38%, 09/11/2024	204,679
30,000	Morgan Stanley 3.88%, 04/29/2024	30,453
250,000	Nederlandse Waterschapsbank N.V. 0.50%, 03/04/2016(3)	249,986

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Royal Bank of Scotland Group plc
$ 115,000	6.00%, 12/19/2023	$121,935
50,000	9.50%, 03/16/2022(2)(3)	53,234

		714,262

	Commercial Services - 0.4%
75,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(1)	67,875
35,000	United Rentals North America, Inc. 4.63%, 07/15/2023	33,950

		101,825

	Diversified Financial Services - 1.0%
165,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.63%, 10/30/2020	162,525
	Ally Financial, Inc.
25,000	3.25%, 02/13/2018	24,547
35,000	3.75%, 11/18/2019	34,169
25,000	International Lease Finance Corp. 6.25%, 05/15/2019	26,187

		247,428

	Electric - 0.3%
	American Electric Power Co., Inc.
25,000	1.65%, 12/15/2017	24,867
50,000	2.95%, 12/15/2022	50,067

		74,934

	Healthcare-Services - 0.5%
70,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	75,775
35,000	Tenet Healthcare Corp. 6.75%, 06/15/2023	32,375
30,000	UnitedHealth Group, Inc. 4.75%, 07/15/2045	32,135

		140,285

	Home Builders - 0.1%
30,000	MDC Holdings, Inc. 5.50%, 01/15/2024	29,400

	Household Products/Wares - 0.2%
60,000	Spectrum Brands, Inc. 6.38%, 11/15/2020	63,300

	Machinery-Diversified - 0.4%
	CNH Industrial Capital LLC
70,000	3.63%, 04/15/2018	67,900
35,000	3.88%, 07/16/2018	33,950

		101,850

	Media - 0.4%
	Time Warner Cable, Inc.
40,000	8.25%, 04/01/2019	46,064
40,000	8.75%, 02/14/2019	46,199

		92,263

	REITS - 0.1%
30,000	Equinix, Inc. 5.88%, 01/15/2026	31,050

	Retail - 0.0%
5,000	Rite Aid Corp. 6.13%, 04/01/2023(1)	5,275

	Semiconductors - 0.1%
35,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	23,888

	Software - 0.2%
45,000	First Data Corp. 7.00%, 12/01/2023(1)	45,338

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Telecommunications - 1.6%
$ 175,000	Deutsche Telekom International Finance B.V. 5.75%, 03/23/2016	$176,206
20,000	Frontier Communications Corp. 8.88%, 09/15/2020(1)	20,075
	Wind Acquisition Finance S.A.
EUR 100,000	4.00%, 07/15/2020(3)	105,893
100,000	7.00%, 04/23/2021(3)	104,809

		406,983

	Total Corporate Bonds (cost $2,265,650)	2,205,313

Foreign Government Obligations - 37.5%
	Austria - 1.0%
$ 250,000	Oesterreichische Kontrollbank AG 4.88%, 02/16/2016	250,388

	Canada - 13.8%
CAD 960,000	Canadian Government Bond 1.25%, 02/01/2016	685,280
	Canadian Treasury Bill
600,000	0.00%, 03/24/2016(4)	428,018
960,000	0.00%, 04/21/2016(4)	684,575
200,000	Municipal Finance Authority of British Columbia 4.65%, 04/19/2016	143,933
	Ontario Treasury Bill
370,000	0.00%, 02/03/2016(4)	264,108
235,000	0.00%, 02/17/2016(4)	167,709
	Province of British Columbia Promissory Note
350,000	0.62%, 04/18/2016	249,470
640,000	0.63%, 03/18/2016	456,480
370,000	Province of Ontario Notes 0.99%, 04/12/2016	264,293
235,000	Quebec Treasury Bill 0.00%, 04/08/2016(4)	167,540

		3,511,406

	France - 1.0%
$ 260,000	Caisse d’Amortissement de la Dette Sociale 2.38%, 03/31/2016(3)	260,738

	Italy - 3.3%
EUR 780,000	Italy Buoni Ordinari del Tesoro BOT 0.00%, 03/31/2016(4)	845,144

	Japan - 12.0%
	Japan Treasury Discount Bill
JPY 60,000,000	0.00%, 02/29/2016(4)	495,607
160,000,000	0.00%, 03/14/2016(4)	1,321,616
150,000,000	0.00%, 03/28/2016(4)	1,239,035

		3,056,258

	Portugal - 1.5%
	Portugal Obrigacoes do Tesouro OT
EUR 55,000	2.88%, 10/15/2025(1)(3)	60,546
60,000	2.88%, 07/21/2026(1)(3)	64,953
200,000	4.80%, 06/15/2020(1)(3)	248,553

		374,052

	Spain - 1.3%
305,000	Spain Letras del Tesoro 0.00%, 04/08/2016(4)	330,590

	United Kingdom - 3.6%
GBP 90,000	United Kingdom Gilt 0.00%, 02/22/2016(4)	128,206
	United Kingdom Treasury Bill
175,000	0.00%, 02/08/2016(4)	249,337
175,000	0.00%, 02/15/2016(4)	249,313

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

GBP 210,000	0.00%, 04/25/2016(4)	$298,833

		925,689

	Total Foreign Government Obligations (cost $9,585,979)	9,554,265

U.S. Government Securities - 13.9%
	U.S. Treasury Securities - 13.9%
	U.S. Treasury Notes - 13.9%
$ 275,000	0.25%, 02/29/2016	274,962
450,000	0.25%, 04/15/2016(5)	449,838
380,000	0.38%, 03/15/2016	379,978
575,000	0.38%, 03/31/2016(6)	574,932
1,025,000	2.25%, 03/31/2016(5)	1,027,953
835,000	2.63%, 02/29/2016	836,369

		3,544,032

	Total U.S. Government Securities (cost $3,544,846)	3,544,032

Convertible Preferred Stocks - 0.1%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
37	Allergan plc Series A, 5.50%	35,087

	Total Convertible Preferred Stocks (cost $38,890)	35,087

	Total Long-Term Investments (cost $16,621,880)	16,511,715
Short-Term Investments - 32.1%
	Commercial Paper - 8.0%
255,000	Apple, Inc. 0.32%, 02/12/2016(7)	254,975
CAD 330,000	Bank of Nova Scotia 0.77%, 02/12/2016(7)	235,507
$ 260,000	KfW International Finance Inc. 0.38%, 02/12/2016(7)	259,970
260,000	Nissan Motor Acceptance Corp. 0.73%, 02/04/2016(7)	259,984
260,000	NRW Bank 0.42%, 03/07/2016(7)	259,895
CAD 370,000	Province of British Columbia 0.50%, 03/11/2016(7)	263,974
355,000	Toronto-Dominion Bank 0.80%, 02/03/2016(7)	253,397
$ 250,000	United Healthcare Co. 0.66%, 02/09/2016(7)	249,964

		2,037,666

	Discount Notes - 10.0%
	FHLB
300,000	0.26%, 02/18/2016(7)	299,964
650,000	0.30%, 03/02/2016(7)	649,837
390,000	0.30%, 03/02/2016(7)	389,899
260,000	0.31%, 03/16/2016(7)	259,903
445,000	0.37%, 04/06/2016(7)	444,711
500,000	0.39%, 03/23/2016(7)	499,724

		2,544,038

	Other Investment Pools & Funds - 9.4%
2,415,355	BlackRock Liquidity Funds TempFund Portfolio	2,415,355

	U.S. Treasury - 4.7%
250,000	0.20%, 02/11/2016	249,985
458,600	0.20%, 03/31/2016	458,446
491,400	0.21%, 03/31/2016	491,235

		1,199,666

	Total Short-Term Investments (cost $8,190,237)	8,196,725

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Investments Excluding Purchased Options (cost $24,812,117)	96.8%	$24,708,440
Total Purchased Options (cost $77,776)	0.4%	$92,701

Total Investments (cost $24,889,893)^	97.2%	$24,801,141
Other Assets and Liabilities	2.8%	713,350

Total Net Assets	100.0%	$25,514,491

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$138,063
Unrealized Depreciation	(226,815)

Net Unrealized Depreciation	$(88,752)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $1,602,619, which represents 6.3% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $1,259,802, which represents 4.9% of total net assets.
(4)	Security is a zero-coupon bond.
(5)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.
(6)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.
(7)	The rate shown represents current yield to maturity.

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/CNH Put	GSC	6.35 USD per CNH	06/23/16	USD	190,500	$10,836	$2,597	$8,239
USD Call/JPY Put	HSBC	121.96 USD per JPY	02/02/16	USD	21,000	10,539	2,814	7,725
USD Call/JPY Put	GSC	122.15 USD per JPY	04/05/16	USD	320,000	3,823	1,984	1,839
USD Call/JPY Put	CBK	125.00 USD per JPY	04/19/16	USD	438,500	2,677	4,343	(1,666)
USD Call/JPY Put	GSC	130.00 USD per JPY	02/18/16	USD	512,500	34	1,696	(1,662)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	25,000	10,575	5,000	5,575

Total Calls					1,507,500	$38,484	$18,434	$20,050

Puts
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	265,000	$10	$2,592	$(2,582)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	519,000	49	5,526	(5,477)
AUD Put/USD Call	JPM	0.68 AUD per USD	01/11/17	AUD	295,000	8,009	7,821	188
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	106,442	72	925	(853)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	212,884	144	1,744	(1,600)
EUR Put/SEK Call	GSC	9.15 EUR per SEK	06/16/16	EUR	465,000	5,602	7,410	(1,808)
EUR Put/SEK Call	JPM	9.15 EUR per SEK	06/16/16	EUR	465,000	5,602	6,891	(1,289)
EUR Put/SEK Call	CBK	9.31 EUR per SEK	10/17/16	EUR	120,000	3,616	3,406	210

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR Put/USD Call	JPM	1.07 EUR per USD	03/11/16	EUR	230,000	$1,749	$3,364	$(1,615)
GBP Put/SEK Call	JPM	12.26 GBP per SEK	08/12/16	GBP	135,000	7,137	3,268	3,869
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	136,181	2,972	945	2,027
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	208,819	4,556	1,555	3,001

Total Puts					3,158,326	$39,518	$45,447	$(5,929)

Total purchased option contracts					4,665,826	$78,002	$63,881	$14,121

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.48 EUR per SEK	06/16/16	EUR	(465,000)	$(5,638)	$(7,004)	$1,366
EUR Call/SEK Put	JPM	9.48 EUR per SEK	06/16/16	EUR	(465,000)	(5,638)	(6,207)	569
EUR Call/SEK Put	CBK	9.85 EUR per SEK	10/17/16	EUR	(240,000)	(2,477)	(3,406)	929
GBP Call/SEK Put	JPM	13.92 GBP per SEK	08/12/16	GBP	(135,000)	(508)	(3,269)	2,761
USD Call/JPY Put	GSC	135.00 USD per JPY	02/18/16	USD	(512,500)	(4)	(410)	406
USD Call/JPY Put	CBK	127.00 USD per JPY	04/19/16	USD	(438,500)	(1,516)	(3,113)	1,597

Total Calls					(2,256,000)	$(15,781)	$(23,409)	$7,628

Puts
AUD Put/USD Call	JPM	0.59 AUD per USD	01/11/17	AUD	(295,000)	$(2,317)	$(2,776)	$459
EUR Put/SEK Call	GSC	8.80 EUR per SEK	06/16/16	EUR	(465,000)	(1,212)	(2,030)	818
EUR Put/SEK Call	JPM	8.80 EUR per SEK	06/16/16	EUR	(465,000)	(1,212)	(1,660)	448
EUR Put/USD Call	JPM	1.02 EUR per USD	03/11/16	EUR	(230,000)	(126)	(940)	814
USD Put/JPY Call	GSC	114.80 USD per JPY	04/05/16	USD	(320,000)	(1,164)	(2,464)	1,300

Total Puts					(1,775,000)	$(6,031)	$(9,870)	$3,839

Total written option contracts					(4,031,000)	$(21,812)	$(33,279)	$11,467

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	750,000	$1,709	$1,369	$340
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	1,950,000	4,443	3,624	819

Total Calls					2,700,000	$6,152	$4,993	$1,159

Puts
Credit Default Swaption
CDX.NA.HY.25	CSFB	95.00%	03/16/16	USD	300,000	$1,170	$1,440	$(270)
Interest Rate Swaption JPY	GSC	1.01%	07/20/16	JPY	14,270,000	1,866	2,369	(503)
Interest Rate Swaption JPY	JPM	0.46%	07/28/16	JPY	99,240,000	5,511	5,093	418

Total Puts					113,810,000	$8,547	$8,902	$(355)

Total purchased swaption contracts					116,510,000	$14,699	$13,895	$804

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
3-Month Sterling Future	11	06/21/2017	$1,937,690	$1,944,542	$6,852
Australian 10-Year Bond Future	30	03/15/2016	2,725,868	2,747,755	21,887
Australian 3-Year Bond Future	1	03/15/2016	79,133	79,264	131
Canadian Government 10-Year Bond Future	22	03/21/2016	2,243,358	2,243,187	(171)
Euro-BOBL Future	3	03/08/2016	428,289	430,384	2,095
Euro-Bund Future	1	03/08/2016	176,016	176,957	941
Euro-Schatz Future	1	03/08/2016	120,903	121,140	237
Eurodollar 3-Month Future	2	12/18/2017	491,504	494,050	2,546
Long Gilt Future	4	03/29/2016	680,736	685,776	5,040
U.S. Treasury Ultra Long Term Bond Future	1	03/21/2016	165,108	166,188	1,080

Total					$40,638

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Short position contracts:
3-Month Sterling Future	11	06/20/2018	$1,931,023	$1,938,273	$(7,250)
Euro BUXL 30-Year Bond Future	3	03/08/2016	506,045	528,499	(22,454)
Eurodollar 3-Month Future	2	12/17/2018	489,571	492,350	(2,779)
Japan 10-Year Mini JGB Bond Future	6	03/11/2016	737,107	745,732	(8,625)
U.S. Treasury 10-Year Note Future	26	03/21/2016	3,341,522	3,369,031	(27,509)
U.S. Treasury 2-Year Note Future	1	03/31/2016	217,358	218,625	(1,267)
U.S. Treasury 5-Year Note Future	4	03/31/2016	481,071	482,687	(1,616)

Total					$(71,500)

Total futures contracts					$(30,862)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	9,967	(0.32%)	07/25/45	$2,487	$—	$1,990	$(497)
ABX.HE.AAA.06-1	JPM	USD	18,540	(0.18%)	07/25/45	440	—	367	(73)
ABX.HE.AAA.06-2	JPM	USD	114,459	(0.11%)	05/25/46	15,163	—	13,722	(1,441)
ABX.HE.AAA.07-1	MSC	USD	54,104	(0.09%)	08/25/37	12,608	—	12,844	236
ABX.HE.AAA.07-1	GSC	USD	23,187	(0.09%)	08/25/37	5,564	—	5,505	(59)
CDX.EMS.24	JPM	USD	49,000	(1.00%)	12/20/20	5,741	—	5,650	(91)
CMBX.NA.A.7	JPM	USD	65,000	(2.00%)	01/17/47	—	(1,315)	6,227	7,542
CMBX.NA.AA.2	DEUT	USD	99,496	(0.15%)	03/15/49	33,758	—	35,132	1,374
CMBX.NA.AA.2	GSC	USD	13,568	(0.15%)	03/15/49	4,806	—	4,791	(15)
CMBX.NA.AA.2	MSC	USD	149,244	(0.15%)	03/15/49	54,977	—	52,697	(2,280)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	—	(535)	4,199	4,734
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	231	—	4,199	3,968
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	273	—	4,199	3,926
CMBX.NA.AA.7	CSI	USD	60,000	(1.50%)	01/17/47	318	—	4,199	3,881
CMBX.NA.AA.7	MSC	USD	40,000	(1.50%)	01/17/47	—	(338)	2,800	3,138
CMBX.NA.AA.7	MSC	USD	20,000	(1.50%)	01/17/47	—	(231)	1,400	1,631
CMBX.NA.AA.7	MSC	USD	25,000	(1.50%)	01/17/47	1,754	—	1,750	(4)
CMBX.NA.AA.8	BCLY	USD	25,000	(1.50%)	10/17/57	1,109	—	2,250	1,141
CMBX.NA.AJ.1	CSI	USD	20,034	(0.84%)	10/12/52	1,069	—	398	(671)
CMBX.NA.AJ.2	DEUT	USD	103,925	(1.09%)	03/15/49	9,086	—	11,150	2,064
CMBX.NA.AJ.2	CSI	USD	84,130	(1.09%)	03/15/49	12,772	—	9,027	(3,745)
CMBX.NA.AJ.3	GSC	USD	88,365	(1.47%)	12/13/49	16,338	—	21,738	5,400
CMBX.NA.AJ.3	MLI	USD	29,455	(1.47%)	12/13/49	5,668	—	7,245	1,577
CMBX.NA.AJ.3	GSC	USD	9,818	(1.47%)	12/13/49	2,136	—	2,415	279
CMBX.NA.AJ.4	CSI	USD	93,788	(0.96%)	02/17/51	17,890	—	23,078	5,188
CMBX.NA.AJ.4	DEUT	USD	69,107	(0.96%)	02/17/51	13,018	—	17,004	3,986
CMBX.NA.AJ.4	CSI	USD	34,553	(0.96%)	02/17/51	6,258	—	8,502	2,244
CMBX.NA.AJ.4	CSI	USD	93,788	(0.96%)	02/17/51	23,249	—	23,078	(171)
CMBX.NA.AM.2	CSI	USD	296,000	(0.50%)	03/15/49	18,870	—	2,006	(16,864)
CMBX.NA.AM.4	GSC	USD	55,000	(0.50%)	02/17/51	4,526	—	1,438	(3,088)
CMBX.NA.AS.6	CSI	USD	135,000	(1.00%)	05/11/63	1,752	—	4,776	3,024
CMBX.NA.AS.7	CSI	USD	85,000	(1.00%)	01/17/47	1,936	—	3,872	1,936
CMBX.NA.AS.7	CBK	USD	60,000	(1.00%)	01/17/47	1,361	—	2,733	1,372
CMBX.NA.BBB.7	MSC	USD	25,000	(3.00%)	01/17/47	3,138	—	3,257	119
ITRAXX-ASIAXJIGS24	BNP	USD	40,000	(1.00%)	12/20/20	954	—	867	(87)

Total						$279,250	$(2,419)	$306,505	$29,674

Sell protection:
CMBX.NA.A.2	MLI	USD	3,923	0.25%	03/15/49	$—	$(2,451)	$(2,620)	$(169)
CMBX.NA.A.2	MSC	USD	11,768	0.25%	03/15/49	—	(7,285)	(7,862)	(577)
CMBX.NA.A.2	BOA	USD	11,768	0.25%	03/15/49	—	(7,283)	(7,862)	(579)
CMBX.NA.A.2	GSC	USD	11,768	0.25%	03/15/49	—	(7,267)	(7,862)	(595)
CMBX.NA.A.2	MLI	USD	19,613	0.25%	03/15/49	—	(12,257)	(13,103)	(846)
CMBX.NA.A.2	MLI	USD	19,613	0.25%	03/15/49	—	(12,240)	(13,103)	(863)

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.A.2	GSC	USD	19,613	0.25%	03/15/49	$—	$(12,221)	$(13,103)	$(882)
CMBX.NA.A.2	MSC	USD	19,613	0.25%	03/15/49	—	(12,149)	(13,102)	(953)
CMBX.NA.A.2	CSI	USD	31,381	0.25%	03/15/49	—	(19,638)	(20,965)	(1,327)
CMBX.NA.A.2	BOA	USD	35,303	0.25%	03/15/49	—	(19,687)	(23,585)	(3,898)
CMBX.NA.AAA.6	CSI	USD	645,000	0.50%	05/11/63	—	(20,183)	(20,337)	(154)
CMBX.NA.AAA.6	CSI	USD	100,000	0.50%	05/11/63	—	(1,918)	(3,153)	(1,235)
CMBX.NA.AAA.6	DEUT	USD	260,000	0.50%	05/11/63	—	(6,337)	(8,197)	(1,860)
CMBX.NA.BB.6	CSI	USD	110,000	5.00%	05/11/63	—	(12,989)	(14,113)	(1,124)
CMBX.NA.BB.6	CSI	USD	125,000	5.00%	05/11/63	—	(7,427)	(16,038)	(8,611)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(2,692)	(3,638)	(946)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(1,476)	(2,426)	(950)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(2,464)	(3,637)	(1,173)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(2,441)	(3,638)	(1,197)
CMBX.NA.BB.8	MLI	USD	10,000	5.00%	10/17/57	—	(1,226)	(2,425)	(1,199)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(2,213)	(3,637)	(1,424)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(759)	(2,425)	(1,666)
CMBX.NA.BB.8	JPM	USD	10,000	5.00%	10/17/57	—	(740)	(2,425)	(1,685)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(716)	(2,426)	(1,710)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,839)	(3,638)	(1,799)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,796)	(3,638)	(1,842)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,110)	(3,637)	(2,527)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(932)	(3,637)	(2,705)
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(2,075)	(4,854)	(2,779)
CMBX.NA.BB.8	MLI	USD	25,000	5.00%	10/17/57	—	(3,246)	(6,063)	(2,817)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(779)	(3,640)	(2,861)
CMBX.NA.BB.8	BCLY	USD	25,000	5.00%	10/17/57	—	(3,006)	(6,066)	(3,060)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(3,005)	(6,066)	(3,061)
CMBX.NA.BB.8	GSC	USD	25,000	5.00%	10/17/57	—	(2,988)	(6,063)	(3,075)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,962)	(6,067)	(3,105)
CMBX.NA.BB.8	UBS	USD	25,000	5.00%	10/17/57	—	(2,922)	(6,063)	(3,141)
CMBX.NA.BB.8	BCLY	USD	25,000	5.00%	10/17/57	—	(2,921)	(6,063)	(3,142)
CMBX.NA.BB.8	MSC	USD	25,000	5.00%	10/17/57	—	(2,917)	(6,063)	(3,146)
CMBX.NA.BB.8	MLI	USD	25,000	5.00%	10/17/57	—	(2,326)	(6,063)	(3,737)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,111)	(6,063)	(3,952)
CMBX.NA.BB.8	GSC	USD	30,000	5.00%	10/17/57	—	(1,579)	(7,280)	(5,701)
CMBX.NA.BB.8	CSI	USD	50,000	5.00%	10/17/57	—	(6,070)	(12,133)	(6,063)
CMBX.NA.BB.8	BCLY	USD	35,000	5.00%	10/17/57	—	(2,144)	(8,488)	(6,344)
CMBX.NA.BB.8	BOA	USD	45,000	5.00%	10/17/57	—	(3,194)	(10,913)	(7,719)
CMBX.NA.BB.8	BCLY	USD	75,000	5.00%	10/17/57	—	(8,536)	(18,189)	(9,653)
CMBX.NA.BB.9	GSC	USD	10,000	5.00%	09/15/58	—	(2,830)	(2,878)	(48)
CMBX.NA.BB.9	GSC	USD	10,000	5.00%	09/15/58	—	(2,805)	(2,877)	(72)
CMBX.NA.BB.9	GSC	USD	25,000	5.00%	09/15/58	—	(7,075)	(7,195)	(120)
CMBX.NA.BB.9	BOA	USD	10,000	5.00%	09/17/58	—	(2,859)	(2,881)	(22)
CMBX.NA.BB.9	BOA	USD	10,000	5.00%	09/17/58	—	(2,782)	(2,878)	(96)
CMBX.NA.BB.9	JPM	USD	15,000	5.00%	09/17/58	—	(4,173)	(4,317)	(144)
PrimeX.ARM.2	MSC	USD	81,653	4.58%	12/25/37	1,633	—	3,450	1,817
PrimeX.ARM.2	MSC	USD	3,223	4.58%	12/25/37	117	—	137	20

Total						$1,750	$(257,041)	$(371,808)	$(116,517)

Total traded indices						$281,000	$(259,460)	$(65,303)	$(86,843)

Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	25,000	(5.00%)/13.76%	09/20/20	$3,176	$—	$6,537	$3,361
Advanced Micro Devices	JPM	USD	5,000	(5.00%)/13.87%	09/20/20	805	—	1,363	558
Alcoa, Inc.	GSC	USD	25,000	(1.00%)/5.85%	12/20/20	3,232	—	4,939	1,707
Alcoa, Inc.	GSC	USD	15,000	(1.00%)/5.85%	12/20/20	1,939	—	2,963	1,024
Alcoa, Inc.	GSC	USD	15,000	(1.00%)/5.85%	12/20/20	1,967	—	2,964	997
Alcoa, Inc.	GSC	USD	10,000	(1.00%)/5.85%	12/20/20	1,196	—	1,975	779
Alcoa, Inc.	GSC	USD	10,000	(1.00%)/5.85%	12/20/20	1,222	—	1,975	753
Alcoa, Inc.	GSC	USD	10,000	(1.00%)/5.85%	12/20/20	1,239	—	1,975	736
Amkor Technology, Inc.	GSC	USD	5,000	(5.00%)/3.78%	12/20/20	—	(173)	(295)	(122)
ArcelorMittal	MSC	EUR	10,000	(1.00%)/10.46%	12/20/20	2,064	—	3,489	1,425
ArcelorMittal	MSC	EUR	10,000	(1.00%)/10.46%	12/20/20	2,241	—	3,489	1,248

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

ArcelorMittal	GSC	EUR	5,000	(1.00%)/10.46%	12/20/20	$1,015	$—	$1,744	$729
ArcelorMittal	MSC	EUR	5,000	(1.00%)/10.46%	12/20/20	1,120	—	1,744	624
Avis Budget Group, Inc.	BOA	USD	20,000	(5.00%)/2.01%	06/20/18	—	(1,645)	(1,509)	136
Carrefour S.A.	CBK	EUR	25,000	(1.00%)/0.83%	09/20/20	—	(461)	(241)	220
Carrefour S.A.	MSC	EUR	25,000	(1.00%)/0.83%	09/20/20	—	(458)	(241)	217
Carrefour S.A.	BCLY	EUR	25,000	(1.00%)/0.83%	09/20/20	—	(455)	(241)	214
CenturyLink, Inc.	GSC	USD	5,000	(1.00%)/4.47%	12/20/20	738	—	735	(3)
CenturyLink, Inc.	MSC	USD	10,000	(1.00%)/4.47%	12/20/20	1,755	—	1,471	(284)
CenturyLink, Inc.	GSC	USD	10,000	(1.00%)/4.47%	12/20/20	1,761	—	1,471	(290)
CenturyLink, Inc.	CBK	USD	10,000	(1.00%)/4.47%	12/20/20	1,771	—	1,472	(299)
CenturyLink, Inc.	GSC	USD	50,000	(1.00%)/4.47%	12/20/20	7,908	—	7,358	(550)
Deutsche Telekom AG	BCLY	EUR	35,000	(1.00%)/0.50%	12/20/20	—	(1,010)	(968)	42
Deutsche Telekom AG	BOA	EUR	20,000	(1.00%)/0.50%	12/20/20	—	(549)	(553)	(4)
Deutsche Telekom AG	BOA	EUR	70,000	(1.00%)/0.50%	12/20/20	—	(1,845)	(1,937)	(92)
EnBW International Finance B.V.	CBK	EUR	20,000	(1.00%)/0.74%	12/20/20	—	(199)	(318)	(119)
EnBW International Finance B.V.	GSC	EUR	30,000	(1.00%)/0.74%	12/20/20	—	(282)	(448)	(166)
Goodyear Tire and Rubber Co.	GSC	USD	15,000	(5.00%)/1.91%	12/20/20	—	(1,852)	(2,222)	(370)
HCA, Inc.	CBK	USD	10,000	(5.00%)/2.11%	12/20/20	—	(1,027)	(1,376)	(349)
HCA, Inc.	JPM	USD	10,000	(5.00%)/2.11%	12/20/20	—	(985)	(1,377)	(392)
HCA, Inc.	JPM	USD	15,000	(5.00%)/2.11%	12/20/20	—	(1,491)	(2,064)	(573)
HCA, Inc.	JPM	USD	20,000	(5.00%)/2.11%	12/20/20	—	(2,059)	(2,753)	(694)
Hertz Corp.	BCLY	USD	15,000	(5.00%)/5.39%	12/20/20	234	—	150	(84)
KB Home	MSC	USD	30,000	(5.00%)/5.15%	12/20/20	1,032	—	16	(1,016)
Kohl’s Corp.	CBK	USD	20,000	(1.00%)/1.84%	12/20/20	795	—	750	(45)
Kohl’s Corp.	CBK	USD	25,000	(1.00%)/1.84%	12/20/20	1,318	—	935	(383)
Kohl’s Corp.	CBK	USD	30,000	(1.00%)/1.84%	12/20/20	1,581	—	1,122	(459)
Koninklijke KPN N.V.	JPM	EUR	30,000	(1.00%)/0.79%	09/20/20	—	(266)	(351)	(85)
Koninklijke KPN N.V.	CBK	EUR	30,000	(1.00%)/0.79%	09/20/20	—	(266)	(351)	(85)
Koninklijke KPN N.V.	MSC	EUR	40,000	(1.00%)/0.79%	09/20/20	—	(355)	(469)	(114)
Lloyds Bank plc	JPM	EUR	10,000	(1.00%)/0.77%	12/20/20	317	—	182	(135)
Lloyds Bank plc	CBK	EUR	15,000	(1.00%)/0.77%	12/20/20	499	—	273	(226)
MDC Holdings, Inc.	JPM	USD	30,000	(1.00%)/2.45%	03/20/20	878	—	1,659	781
MGM Resorts International	MSC	USD	10,000	(5.00%)/2.87%	12/20/20	—	(785)	(1,003)	(218)
Mondelez International, Inc.	GSC	USD	40,000	(1.00%)/0.40%	12/20/20	—	(1,037)	(1,186)	(149)
Mondelez International, Inc.	CBK	USD	85,000	(1.00%)/0.40%	12/20/20	—	(2,205)	(2,521)	(316)
Omnicom Group, Inc.	BCLY	USD	15,000	(1.00%)/0.39%	12/20/20	—	(513)	(459)	54
Ryland Group, Inc.	DEUT	USD	75,000	(5.00%)/0.48%	09/20/17	—	(4,145)	(6,006)	(1,861)
Ryland Group, Inc.	DEUT	USD	50,000	(5.00%)/0.52%	12/20/17	—	(3,210)	(4,527)	(1,317)
Societe Generale S.A.	BCLY	EUR	70,000	(1.00%)/0.87%	12/20/20	—	(1,106)	(570)	536
Societe Generale S.A.	BCLY	EUR	30,000	(1.00%)/0.87%	12/20/20	—	(505)	(244)	261
Teck Resources Ltd.	GSC	USD	10,000	(5.00%)/17.30%	12/20/20	2,845	—	3,218	373
Teck Resources Ltd.	GSC	USD	25,000	(5.00%)/17.30%	12/20/20	7,848	—	8,044	196
Tenet Healthcare Corp.	MSC	USD	50,000	(5.00%)/1.95%	12/20/17	—	(2,867)	(3,115)	(248)
United States Steel LLC	GSC	USD	10,000	(5.00%)/26.33%	12/20/20	3,104	—	4,679	1,575
Valeo S.A.	JPM	EUR	10,000	(1.00%)/1.06%	12/20/20	131	—	17	(114)
Valeo S.A.	GSC	EUR	10,000	(1.00%)/1.06%	12/20/20	131	—	17	(114)
Valeo S.A.	JPM	EUR	10,000	(1.00%)/1.06%	12/20/20	131	—	17	(114)
Valeo S.A.	GSC	EUR	10,000	(1.00%)/1.06%	12/20/20	173	—	17	(156)

Total						$56,166	$(31,751)	$31,415	$7,000

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	20,000	5.00%/4.40%	09/20/20	$1,555	$—	$606	$(949)
Beazer Homes USA, Inc.	CBK	USD	45,000	5.00%/8.41%	12/20/20	—	(1,941)	(5,664)	(3,723)
BNP Paribas S.A.	BCLY	EUR	30,000	1.00%/0.83%	12/20/20	537	—	298	(239)
BNP Paribas S.A.	BCLY	EUR	70,000	1.00%/0.83%	12/20/20	1,106	—	695	(411)
International Lease Finance Corp.	CBK	USD	20,000	5.00%/3.40%	12/20/20	1,642	—	1,480	(162)
Lennar Corp.	MSC	USD	10,000	5.00%/2.67%	12/20/20	972	—	1,100	128
Liberty Interactive LLC	GSC	USD	15,000	5.00%/1.92%	03/20/20	1,440	—	1,906	466

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Ryland Group, Inc.	JPM	USD	70,000	5.00%/1.93%	09/20/20	$9,976	$—	$9,822	$(154)
Tenet Healthcare Corp.	JPM	USD	20,000	5.00%/5.53%	12/20/20	—	(600)	(332)	268
Tenet Healthcare Corp.	JPM	USD	10,000	5.00%/5.53%	12/20/20	16	—	(162)	(178)
Tenet Healthcare Corp.	MSC	USD	15,000	5.00%/5.53%	12/20/20	—	—	(243)	(243)
Tenet Healthcare Corp.	MSC	USD	25,000	5.00%/5.53%	12/20/20	806	—	(405)	(1,211)
United Rentals, Inc.	GSC	USD	25,000	5.00%/4.27%	12/20/20	2,240	—	938	(1,302)

Total						$20,290	$(2,541)	$10,039	$(7,710)

Total single-name issues						$76,456	$(34,292)	$41,454	$(710)

Total OTC contracts						$357,456	$(293,752)	$(23,849)	$(87,553)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	1,120,000	(5.00%)	12/20/20	$19,524	$(6,312)	$(25,836)
ITRAXX.XOV.24	EUR	85,000	(5.00%)	12/20/20	(5,399)	(5,705)	(306)

Total					$14,125	$(12,017)	$(26,142)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.25	USD	1,375,000	1.00%	12/20/20	$(2,937)	$1,232	$4,169

Total					$11,188	$(10,785)	$(21,973)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at January 31, 2016

Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 10.56% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/21	MSC	TRY 85,000	USD 29,180	$—	$(110)	$(420)	$(310)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 10.56% based on the notional amount of currency received	03/16/21	MSC	USD 29,180	TRY 85,000	110	—	(83)	(193)

Total						$110	$(110)	$(503)	$(503)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BOA	1.20% Fixed	3M CAD CADOR	CAD	130,000	03/16/21	$—	$—	$(1,094)	$(1,094)
BOA	3M KRW KSDA	1.69% Fixed	KRW	223,750,000	03/16/18	—	—	705	705
BOA	3M KRW KSDA	1.68% Fixed	KRW	650,400,000	06/15/21	—	—	1,136	1,136
BOA	3M NZD Bank Bill	3.05% Fixed	NZD	45,000	03/16/21	—	—	117	117
BOA	BZDIOVRA	16.28% Fixed	BRL	95,329	01/04/21	—	—	577	577
CBK	3M KRW KSDA	1.68% Fixed	KRW	25,900,000	03/16/21	—	—	58	58
DEUT	3M KRW KSDA	1.54% Fixed	KRW	75,920,000	03/16/18	—	—	62	62
DEUT	3M NZD Bank Bill	3.05% Fixed	NZD	100,000	03/16/21	—	—	273	273
DEUT	3.60% Fixed	6M AUD BBSW	AUD	55,000	03/17/26	—	—	(590)	(590)
DEUT	6M PLN WIBOR	1.97% Fixed	PLN	250,000	03/16/21	—	—	287	287
DEUT	6M PLN WIBOR	1.95% Fixed	PLN	135,000	03/16/21	—	—	131	131
DEUT	BZDIOVRA	15.78% Fixed	BRL	128,153	01/02/18	—	—	370	370
GSC	1M MXN TIIE	5.58% Fixed	MXN	385,000	03/10/21	—	—	400	400
GSC	1.52% Fixed	3M HKD HIBOR	HKD	260,000	03/16/21	—	—	387	387
GSC	2.24% Fixed	3M HKD HIBOR	HKD	650,000	06/16/26	218	—	87	(131)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	650,000	06/16/26	472	—	88	(384)
GSC	2.35% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(447)	(447)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	890,000	06/16/26	—	—	(469)	(469)
GSC	2.07% Fixed	3M KRW KSDA	KRW	36,425,000	03/17/26	—	—	(126)	(126)
GSC	6M HUF BUBOR	1.42% Fixed	HUF	28,775,000	03/16/18	—	—	379	379
GSC	6M PLN WIBOR	1.45% Fixed	PLN	560,000	03/16/18	—	—	(241)	(241)
HSBC	1M MXN TIIE	7.49% Fixed	MXN	1,295,000	03/11/26	—	—	529	529
HSBC	9.25% Fixed	3M ZAR JIBAR	ZAR	360,000	03/16/26	—	—	(599)	(599)
HSBC	6M HUF BUBOR	1.42% Fixed	HUF	24,375,000	03/16/18	—	—	322	322
HSBC	CLICP Camara Promedio A	3.96% Fixed	CLP	92,775,000	03/16/18	—	—	153	153
HSBC	CLICP Camara Promedio A	3.98% Fixed	CLP	45,070,000	03/16/18	—	—	96	96
HSBC	IBR Banco Central De La Republica	6.40% Fixed	COP	258,100,000	03/16/18	—	—	(65)	(65)
JPM	1M MXN TIIE	4.31% Fixed	MXN	2,850,000	03/14/18	—	—	393	393
JPM	1M MXN TIIE	5.36% Fixed	MXN	1,305,000	03/10/21	—	—	646	646
JPM	1M MXN TIIE	6.86% Fixed	MXN	1,135,000	09/10/25	—	—	(640)	(640)
JPM	2.58% Fixed	3M CAD CADOR	CAD	50,000	03/17/26	—	—	(385)	(385)
JPM	1.53% Fixed	3M HKD HIBOR	HKD	325,000	03/16/21	—	—	454	454
JPM	2.24% Fixed	3M HKD HIBOR	HKD	515,000	06/16/26	163	—	70	(93)
JPM	2.37% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(559)	(559)
JPM	3M KRW KSDA	1.65% Fixed	KRW	43,805,000	03/16/21	—	—	54	54
JPM	0.50% Fixed	3M SEK STIBOR	SEK	275,000	03/16/21	—	—	(126)	(126)
JPM	3M ZAR JIBAR	8.89% Fixed	ZAR	825,000	03/16/21	—	—	975	975
JPM	3M ZAR JIBAR	8.88% Fixed	ZAR	825,000	03/16/21	—	—	965	965

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

JPM	3M ZAR JIBAR	9.05% Fixed	ZAR	710,000	09/16/25	$—	$—	$(539)	$(539)
JPM	3M ZAR JIBAR	8.99% Fixed	ZAR	845,000	09/16/25	—	—	(717)	(717)
JPM	3M ZAR JIBAR	8.71% Fixed	ZAR	290,000	03/16/26	—	—	(166)	(166)
JPM	3M ZAR JIBAR	8.51% Fixed	ZAR	500,000	03/16/26	—	—	(711)	(711)
JPM	3M ZAR JIBAR	8.25% Fixed	ZAR	305,000	03/16/26	—	—	(756)	(756)
JPM	3M ZAR JIBAR	8.56% Fixed	ZAR	885,000	03/16/26	—	—	(1,071)	(1,071)
JPM	3M ZAR JIBAR	9.54% Fixed	ZAR	1,140,000	03/17/26	—	—	38	38
JPM	3M ZAR JIBAR	9.38% Fixed	ZAR	475,000	03/17/26	—	—	(108)	(108)
JPM	8.13% Fixed	3M ZAR JIBAR	ZAR	825,000	03/16/18	—	—	(269)	(269)
JPM	9.32% Fixed	3M ZAR JIBAR	ZAR	700,000	03/16/26	—	—	(1,376)	(1,376)
JPM	9.83% Fixed	3M ZAR JIBAR	ZAR	380,000	03/16/26	—	—	(1,545)	(1,545)
JPM	9.94% Fixed	3M ZAR JIBAR	ZAR	115,000	03/16/26	—	—	(523)	(523)
JPM	2.56% Fixed	6M AUD BBSW	AUD	60,000	03/16/21	—	—	(363)	(363)
JPM	6M HUF BUBOR	1.37% Fixed	HUF	36,220,000	03/16/18	—	—	343	343
JPM	IBR Banco Central De La Republica	6.49% Fixed	COP	161,950,000	03/16/18	—	—	42	42
MSC	1M MXN TIIE	5.57% Fixed	MXN	1,080,000	03/10/21	—	—	1,100	1,100
MSC	1M MXN TIIE	5.57% Fixed	MXN	395,000	03/10/21	—	—	406	406
MSC	1M MXN TIIE	7.41% Fixed	MXN	2,110,000	03/11/26	—	—	574	574
MSC	2.36% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(497)	(497)
MSC	3M ZAR JIBAR	7.92% Fixed	ZAR	715,000	03/16/21	—	—	(914)	(914)
MSC	3M ZAR JIBAR	8.56% Fixed	ZAR	210,000	03/16/26	—	—	(255)	(255)
MSC	6M PLN WIBOR	1.90% Fixed	PLN	85,000	03/16/21	—	—	34	34
MSC	CLICP Camara Promedio A	4.08% Fixed	CLP	105,970,000	03/16/18	—	—	532	532

Total						$853	$—	$(2,368)	$(3,221)

Centrally Cleared Interest Rate Swap Contracts Outstanding at January 31, 2016

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
1.90% Fixed	3M USD LIBOR	USD	125,000	03/16/23	$—	$(1,390)	$(2,759)	$(1,369)
3M USD LIBOR	1.82% Fixed	USD	40,000	03/16/21	—	—	950	950
3M USD LIBOR	1.59% Fixed	USD	65,000	03/16/21	—	—	832	832
3M USD LIBOR	1.69% Fixed	USD	35,000	03/16/21	—	—	609	609
3M USD LIBOR	2.40% Fixed	USD	60,000	03/17/26	—	—	60	60
3M USD LIBOR	2.58% Fixed	USD	670,000	06/16/26	1,467	—	5,235	3,768
0.53% Fixed	6M EUR EURIBOR	EUR	35,000	03/16/21	—	—	(834)	(834)
6M EUR EURIBOR	1.68% Fixed	EUR	250,000	03/16/46	—	(147)	5,204	5,351
2.31% Fixed	6M GBP LIBOR	GBP	25,000	03/17/26	—	—	(375)	(375)
6M GBP LIBOR	1.68% Fixed	GBP	3,480,000	03/21/20	—	(2,039)	35,224	37,263
6M GBP LIBOR	1.50% Fixed	GBP	50,000	03/16/21	—	—	1,115	1,115
6M GBP LIBOR	1.73% Fixed	GBP	25,000	03/16/21	—	—	970	970
1.75% Fixed	6M JPY LIBOR	JPY	27,800,000	03/19/46	—	(497)	(3,575)	(3,078)

Total					$1,467	$(4,073)	$42,656	$45,262

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	JPM	$52,309	$53,008	$699
AUD	Buy	02/29/16	WEST	2,102	2,120	18
AUD	Buy	02/29/16	SCB	39,063	38,873	(190)
AUD	Sell	02/29/16	JPM	70,324	70,677	(353)
AUD	Sell	02/29/16	WEST	52,559	53,008	(449)
BRL	Buy	02/02/16	DEUT	7,380	7,496	116
BRL	Buy	02/02/16	SCB	24,922	24,988	66
BRL	Buy	02/02/16	MSC	15,030	14,993	(37)
BRL	Buy	02/02/16	JPM	47,061	46,229	(832)
BRL	Buy	03/02/16	MSC	75,481	76,784	1,303
BRL	Buy	03/02/16	MSC	14,701	14,862	161

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

BRL	Sell	02/02/16	UBS	$27,490	$27,487	$3
BRL	Sell	02/02/16	UBS	18,532	18,741	(209)
BRL	Sell	02/02/16	JPM	22,143	22,489	(346)
BRL	Sell	02/02/16	UBS	24,561	24,988	(427)
BRL	Sell	03/02/16	DEUT	7,319	7,430	(111)
CAD	Buy	02/29/16	BMO	620,471	629,595	9,124
CAD	Buy	02/29/16	JPM	126,552	128,488	1,936
CAD	Buy	02/29/16	MSC	63,292	64,245	953
CAD	Buy	02/29/16	CBK	63,333	64,244	911
CAD	Buy	02/29/16	JPM	102,867	103,505	638
CAD	Buy	02/29/16	CBK	257,321	256,977	(344)
CAD	Sell	02/01/16	CBK	450,290	428,295	21,995
CAD	Sell	02/01/16	JPM	269,652	256,977	12,675
CAD	Sell	02/03/16	CBK	277,956	264,115	13,841
CAD	Sell	02/03/16	BOA	255,771	253,408	2,363
CAD	Sell	02/12/16	BOA	236,417	235,562	855
CAD	Sell	02/17/16	JPM	176,161	167,749	8,412
CAD	Sell	02/29/16	GSC	14,084	14,276	(192)
CAD	Sell	02/29/16	CBK	49,479	49,968	(489)
CAD	Sell	02/29/16	DEUT	254,817	256,978	(2,161)
CAD	Sell	02/29/16	JPM	258,652	261,261	(2,609)
CAD	Sell	02/29/16	BOA	260,380	264,116	(3,736)
CAD	Sell	03/11/16	JPM	255,639	264,117	(8,478)
CAD	Sell	03/18/16	DEUT	459,307	456,853	2,454
CAD	Sell	03/24/16	JPM	430,685	428,301	2,384
CAD	Sell	04/08/16	CBK	163,330	167,755	(4,425)
CAD	Sell	04/12/16	BOA	263,126	264,128	(1,002)
CAD	Sell	04/18/16	JPM	248,471	249,855	(1,384)
CAD	Sell	04/19/16	JPM	141,691	142,774	(1,083)
CAD	Sell	04/21/16	JPM	686,966	685,322	1,644
CHF	Sell	02/29/16	BNP	256,003	254,102	1,901
CHF	Sell	02/29/16	CSFB	28,592	28,342	250
CLP	Buy	02/29/16	MSC	18,709	18,586	(123)
CLP	Sell	02/29/16	SCB	28,689	28,787	(98)
CNH	Buy	03/16/16	UBS	25,296	25,287	(9)
CNH	Buy	10/21/16	SCB	95,947	97,072	1,125
CNH	Buy	10/21/16	SCB	48,063	48,536	473
CNH	Buy	10/21/16	CBK	97,136	97,514	378
CNH	Buy	10/21/16	BCLY	39,189	38,829	(360)
CNH	Buy	10/21/16	HSBC	48,313	47,507	(806)
CNH	Buy	10/21/16	JPM	48,389	47,507	(882)
CNH	Buy	10/21/16	JPM	157,745	155,169	(2,576)
CNH	Sell	03/16/16	JPM	60,517	60,658	(141)
CNH	Sell	10/21/16	JPM	359,746	346,225	13,521
CNH	Sell	10/21/16	HSBC	248,327	238,858	9,469
CNH	Sell	10/21/16	DEUT	39,887	38,093	1,794
CZK	Buy	02/29/16	DEUT	510,574	510,254	(320)
EUR	Buy	02/29/16	JPM	256,868	256,918	50
EUR	Buy	02/29/16	SSG	100,820	100,815	(5)
EUR	Buy	02/29/16	UBS	16,270	16,260	(10)
EUR	Buy	02/29/16	SSG	2,191	2,168	(23)
EUR	Buy	02/29/16	SCB	331,306	330,632	(674)
EUR	Buy	02/29/16	BNP	255,634	254,749	(885)
EUR	Buy	02/29/16	JPM	255,989	254,749	(1,240)
EUR	Buy	02/29/16	JPM	256,455	254,749	(1,706)
EUR	Buy	02/29/16	BOA	252,283	250,413	(1,870)
EUR	Sell	02/01/16	MSC	323,053	330,415	(7,362)
EUR	Sell	02/01/16	MSC	322,184	330,415	(8,231)
EUR	Sell	02/29/16	SSG	216,929	214,640	2,289
EUR	Sell	02/29/16	JPM	102,617	101,900	717
EUR	Sell	02/29/16	JPM	97,903	97,563	340
EUR	Sell	02/29/16	MSC	32,760	32,521	239
EUR	Sell	02/29/16	SSG	967,202	966,964	238
EUR	Sell	02/29/16	TDB	134,594	134,421	173
EUR	Sell	02/29/16	JPM	101,957	101,900	57
EUR	Sell	02/29/16	TDB	3,252	3,252	—
EUR	Sell	02/29/16	BMO	2,163	2,168	(5)

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR	Sell	02/29/16	JPM	$102,964	$102,984	$(20)
EUR	Sell	02/29/16	BNP	254,468	254,749	(281)
EUR	Sell	02/29/16	BNP	254,468	254,749	(281)
EUR	Sell	03/31/16	CBK	187,047	184,466	2,581
EUR	Sell	03/31/16	GSC	325,424	330,952	(5,528)
EUR	Sell	03/31/16	MSC	323,626	330,952	(7,326)
EUR	Sell	04/08/16	MSC	323,709	331,028	(7,319)
GBP	Buy	02/29/16	BNP	256,231	256,491	260
GBP	Buy	02/29/16	CSFB	28,455	28,499	44
GBP	Buy	02/29/16	JPM	99,751	99,747	(4)
GBP	Buy	02/29/16	BCLY	21,398	21,374	(24)
GBP	Buy	02/29/16	CBK	35,713	35,623	(90)
GBP	Sell	02/08/16	CBK	264,539	249,360	15,179
GBP	Sell	02/16/16	MSC	266,337	249,362	16,975
GBP	Sell	02/22/16	JPM	137,473	128,244	9,229
GBP	Sell	02/29/16	RBS	889,764	884,894	4,870
GBP	Sell	02/29/16	UBS	21,388	21,374	14
GBP	Sell	02/29/16	JPM	256,230	256,491	(261)
GBP	Sell	04/25/16	MSC	299,862	299,291	571
HUF	Sell	02/29/16	MSC	52,036	52,170	(134)
ILS	Buy	02/29/16	MSC	13,859	13,896	37
INR	Sell	02/29/16	HSBC	84,470	84,445	25
JPY	Buy	02/29/16	HSBC	2,111	2,066	(45)
JPY	Buy	02/29/16	BNP	2,112	2,066	(46)
JPY	Buy	02/29/16	DEUT	102,934	102,643	(291)
JPY	Buy	02/29/16	DEUT	103,102	102,642	(460)
JPY	Buy	02/29/16	JPM	201,161	198,343	(2,818)
JPY	Sell	02/29/16	JPM	255,018	249,581	5,437
JPY	Sell	02/29/16	JPM	209,382	205,285	4,097
JPY	Sell	02/29/16	GSC	169,861	166,112	3,749
JPY	Sell	02/29/16	BNP	52,855	51,702	1,153
JPY	Sell	02/29/16	HSBC	52,821	51,693	1,128
JPY	Sell	02/29/16	UBS	20,182	19,835	347
JPY	Sell	02/29/16	JPM	32,106	32,231	(125)
JPY	Sell	02/29/16	CBK	487,263	495,857	(8,594)
JPY	Sell	03/14/16	MSC	1,300,797	1,322,991	(22,194)
JPY	Sell	03/28/16	CBK	1,227,174	1,240,967	(13,793)
KRW	Buy	02/29/16	UBS	15,314	15,352	38
KRW	Sell	02/29/16	JPM	15,238	15,377	(139)
KRW	Sell	02/29/16	HSBC	507,862	509,293	(1,431)
MXN	Buy	02/29/16	MSC	140,560	143,337	2,777
MXN	Buy	02/29/16	JPM	53,496	54,473	977
MXN	Sell	02/29/16	MSC	1,619	1,651	(32)
MXN	Sell	02/29/16	JPM	50,124	51,172	(1,048)
MYR	Buy	02/29/16	UBS	14,442	14,410	(32)
MYR	Sell	02/29/16	HSBC	14,094	14,409	(315)
NOK	Buy	02/29/16	JPM	433,636	436,425	2,789
NOK	Buy	02/29/16	JPM	27,803	27,636	(167)
NOK	Sell	02/29/16	UBS	17,281	17,273	8
NZD	Buy	02/29/16	JPM	25,952	25,857	(95)
NZD	Sell	02/29/16	JPM	101,174	100,194	980
NZD	Sell	02/29/16	BOA	242,720	241,757	963
NZD	Sell	02/29/16	JPM	101,042	100,193	849
NZD	Sell	02/29/16	JPM	100,870	100,193	677
NZD	Sell	02/29/16	CSFB	51,667	51,713	(46)
NZD	Sell	02/29/16	DEUT	372,047	372,979	(932)
PEN	Sell	02/29/16	SCB	40,439	40,172	267
PLN	Buy	02/29/16	MSC	201,993	204,062	2,069
PLN	Sell	02/29/16	MSC	63,047	63,693	(646)
RUB	Buy	02/29/16	JPM	17,516	17,612	96
RUB	Sell	02/29/16	HSBC	24,335	25,498	(1,163)
SEK	Buy	02/29/16	JPM	101,514	101,790	276
SEK	Buy	02/29/16	JPM	101,948	101,790	(158)
SEK	Buy	02/29/16	JPM	772,864	770,710	(2,154)
SEK	Sell	02/29/16	JPM	256,214	255,698	516
SEK	Sell	02/29/16	JPM	17,611	17,489	122
SGD	Buy	02/29/16	BOA	258,562	259,578	1,016

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

SGD	Buy	02/29/16	SCB	$27,969	$28,062	$93
SGD	Buy	02/29/16	JPM	101,682	101,727	45
SGD	Sell	02/29/16	UBS	14,018	14,031	(13)
SGD	Sell	02/29/16	JPM	307,430	308,687	(1,257)
SGD	Sell	02/29/16	SCB	924,379	927,466	(3,087)
THB	Sell	02/29/16	JPM	22,841	22,929	(88)
TRY	Buy	02/29/16	MSC	216,364	220,469	4,105
TRY	Sell	02/29/16	HSBC	76,745	78,523	(1,778)
TWD	Sell	02/26/16	JPM	15,188	15,299	(111)
ZAR	Buy	02/29/16	DEUT	91,200	93,909	2,709
ZAR	Buy	02/29/16	GSC	12,707	13,147	440
ZAR	Buy	02/29/16	JPM	20,293	20,660	367
ZAR	Sell	02/29/16	JPM	76,868	78,257	(1,389)
ZAR	Sell	02/29/16	GSC	76,210	78,257	(2,047)
ZAR	Sell	02/29/16	DEUT	72,534	74,688	(2,154)

Total						$57,341

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol

The Hartford Global Alpha Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The Hartford Global Alpha Fund
Schedule of Investments January 31, 2016 (Unaudited)

  Fair Valuation Summary

  The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$1,173,018	$—	$1,173,018	$—
Corporate Bonds	2,205,313	—	2,205,313	—
Foreign Government Obligations	9,554,265	—	9,554,265	—
U.S. Government Securities	3,544,032	—	3,544,032	—
Convertible Preferred Stocks	35,087	35,087	—	—
Short-Term Investments	8,196,725	2,415,355	5,781,370	—
Purchased Options	92,701	—	92,701	—
Foreign Currency Contracts(2)	203,440	—	203,440	—
Futures Contracts(2)	40,809	40,809	—	—
Swaps - Credit Default(2)	84,174	—	84,174	—
Swaps - Interest Rate(2)	63,456	—	63,456	—

Total	$25,193,020	$2,491,251	$22,701,769	$—

Liabilities
Foreign Currency Contracts(2)	$(146,099)	$—	$(146,099)	$—
Futures Contracts(2)	(71,671)	(71,671)	—	—
Swaps - Credit Default(2)	(193,700)	—	(193,700)	—
Swaps - Cross Currency(2)	(503)	—	(503)	—
Swaps - Interest Rate(2)	(21,415)	—	(21,415)	—
Written Options	(21,812)	—	(21,812)	—

Total	$(455,200)	$(71,671)	$(383,529)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Global Capital Appreciation Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 95.6%
	Automobiles & Components - 1.7%
1,903,518	Chongqing Changan Automobile Co., Ltd. Class B	$3,737,317
87,538	Delphi Automotive plc	5,684,718
101,534	Fiat Chrysler Automobiles N.V.	710,896
63,860	General Motors Co.	1,892,810
24,500	Magna International, Inc.	851,178
11,600	Toyota Industries Corp.	582,206
32,537	Volkswagen AG (Preference Shares)	3,788,985

		17,248,110

	Banks - 6.3%
528,700	Alpha Bank A.E.*	1,072,282
264,201	Banca Popolare dell-Emilia Romagna SC	1,584,070
22,300	Banco Macro S.A. ADR*	1,426,531
254,700	Bangkok Bank PCL NVDR	1,093,182
357,304	Bank of America Corp.	5,052,279
3,602,202	Bank of Ireland*	1,188,030
70,581	Bank of Nova Scotia	2,882,528
48,879	BNP Paribas S.A.	2,315,487
732,184	CaixaBank S.A.	2,224,563
2,242,000	China Construction Bank Corp. Class H	1,368,729
139,876	Citigroup, Inc.	5,955,920
107,809	Citizens Financial Group, Inc.	2,290,941
1,603,112	Eurobank Ergasias S.A.*	1,332,792
531,839	Genworth Mortgage Insurance Australia Ltd.	986,725
63,059	HDFC Bank Ltd.	983,522
145,600	HSBC Holdings plc	1,026,847
1,126,914	ICICI Bank Ltd.	3,838,177
361,413	ICICI Bank Ltd. ADR	2,403,396
60,541	JP Morgan Chase & Co.	3,602,189
10,261	M&T Bank Corp.	1,130,557
528,200	Mitsubishi UFJ Financial Group, Inc.	2,708,554
182,059	Nordea Bank AB	1,833,280
51,637	PNC Financial Services Group, Inc.	4,474,346
1,321,200	Sberbank of Russia PJSC ADR	7,330,533
156,135	State Bank of India	417,332
84,134	Svenska Handelsbanken AB Class A	1,058,607
54,009	Wells Fargo & Co.	2,712,872

		64,294,271

	Capital Goods - 7.0%
95,999	AerCap Holdings N.V.*	2,948,129
34,499	Airbus Group SE	2,169,851
69,452	Arcam AB*	1,424,483
67,869	Atlas Copco AB Class A	1,452,854
603,628	Balfour Beatty plc*	2,164,551
412,500	Beijing Enterprises Holdings Ltd.	2,059,574
94,100	Builders FirstSource, Inc.*	755,623
60,143	Capstone Turbine Corp.*	84,802
19,315	Caterpillar, Inc.	1,202,166
74,961	Cie de Saint-Gobain	3,089,462
215,593	Cobham plc	782,732
21,136	Danaher Corp.	1,831,434
114,600	Denyo Co., Ltd.	1,465,690
990	DigitalGlobe, Inc.*	12,969
111,900	DMG Mori Co., Ltd.	1,087,226
71,603	Eaton Corp. plc	3,616,668
162,870	Ellaktor S.A.*	210,162
40,652	Fastenal Co.	1,648,845
134,552	Fomento de Construcciones y Contratas S.A.*	1,014,892
37,404	Fortune Brands Home & Security, Inc.	1,817,460
40,348	Generac Holdings, Inc.*	1,146,690
29,563	General Electric Co.	860,283
69,200	Hino Motors Ltd.	785,296
45,777	Honeywell International, Inc.	4,724,187

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

714,000	IHI Corp.	$1,525,708
1,760,097	Jain Irrigation Systems Ltd.	1,670,822
15,658	Lockheed Martin Corp.	3,303,838
17,911	Middleby Corp.*	1,618,438
327,000	Mitsubishi Heavy Industries Ltd.	1,285,173
19,564	Owens Corning	903,661
356,491	QinetiQ Group plc	1,182,554
23,566	Raytheon Co.	3,022,104
13,768	Rheinmetall AG	983,722
9,075	Safran S.A.	587,901
145,846	Sandvik AB	1,220,483
503,700	Sanwa Holdings Corp.	3,570,980
41,692	Schneider Electric SE	2,224,508
16,819	Siemens AG	1,612,097
21,129	Sulzer AG	1,927,004
5,794	TransDigm Group, Inc.*	1,302,086
39,813	United Technologies Corp.	3,491,202
17,988	Wabco Holdings, Inc.*	1,612,624

		71,400,934

	Commercial & Professional Services - 0.8%
10,898	Clean Harbors, Inc.*	482,890
180,889	Experian plc	3,085,759
6,860	FTI Consulting, Inc.*	232,485
2,210	Klarna Holding AB(1)(2)(3)	223,110
88,695	Nippon Kanzai Co., Ltd.	1,362,504
2,665,226	Spotless Group Holdings Ltd.	1,991,173
10,373	Stericycle, Inc.*	1,248,391

		8,626,312

	Consumer Durables & Apparel - 2.4%
70,050	Asics Corp.	1,300,496
63,231	Brunello Cucinelli S.p.A.	1,058,233
3,247,000	Cosmo Lady China Holdings Co., Ltd.(3)	2,916,973
268,657	Crocs, Inc.*	2,474,331
11,851	Deckers Outdoor Corp.*	586,150
10,186,000	Global Brands Group Holding Ltd.*	1,563,995
6,737	Harman International Industries, Inc.	501,165
31,384	Kate Spade & Co.*	558,949
19,669	Luxottica Group S.p.A.	1,229,477
8,240	Newell Rubbermaid, Inc.	319,547
265,288	PulteGroup, Inc.	4,446,227
16,626	Ralph Lauren Corp.	1,870,425
839,180	Samsonite International S.A.	2,175,210
102,450	Sony Corp.	2,377,794
41,993	Vera Bradley, Inc.*	620,657
5,800	VF Corp.	363,080

		24,362,709

	Consumer Services - 3.8%
6,565	Chipotle Mexican Grill, Inc.*	2,973,748
169,685	Compass Group plc	2,920,256
2,026,300	Genting Singapore plc	1,010,694
77,520	Hilton Worldwide Holdings, Inc.	1,380,631
463,436	Kroton Educacional S.A.	984,851
123,224	Las Vegas Sands Corp.	5,557,402
45,234	LifeLock, Inc.*	541,903
1,156,700	Mandarin Oriental International Ltd.	1,561,545
46,917	McDonald’s Corp.	5,807,386
72,150	New Oriental Education & Technology Group, Inc. ADR	2,266,232
12,100	Norwegian Cruise Line Holdings Ltd.*	548,977
122,503	OPAP S.A.	908,082
10,500	Panera Bread Co. Class A*	2,037,000
1,095,200	Sands China Ltd.	3,825,253
88,680	Wyndham Worldwide Corp.	5,755,332
933,600	Wynn Macau Ltd.	1,010,895

		39,090,187

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Diversified Financials - 3.6%
76,305	Amundi S.A.*(3)	$3,177,085
142,763	Anima Holding S.p.A.(3)	1,049,747
40,035	Banca Generali S.p.A.	1,091,938
3,651	BlackRock, Inc.	1,147,363
237,905	Cerved Information Solutions S.p.A.*	1,966,216
129,205	EFG International AG*	1,127,635
507,362	Henderson Group plc	2,018,649
236,100	Ichiyoshi Securities Co., Ltd.	2,197,254
11,307	Intercontinental Exchange, Inc.	2,982,787
19,500	Japan Exchange Group, Inc.	277,231
20,432	Julius Baer Group Ltd.*	867,273
89,772	LendingClub Corp. PIPE*	662,517
8,025	MarketAxess Holdings, Inc.	932,746
85,099	Markit, Ltd.*	2,413,408
42,445	Matsui Securities Co., Ltd.	367,333
12,023	McGraw Hill Financial, Inc.	1,022,195
135,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	670,715
19,478	MSCI, Inc.	1,340,865
18,120	Northern Trust Corp.	1,124,890
169,700	OneMain Holdings, Inc.*	4,485,171
32,610	Raymond James Financial, Inc.	1,428,644
34,636	Santander Consumer USA Holdings, Inc.*	361,946
241,400	Singapore Exchange Ltd.	1,202,580
58,500	Solar Cayman Ltd.*(1)(2)(3)	12,636
99,153	UBS Group AG	1,638,519
70,280	WisdomTree Investments, Inc.	843,360

		36,410,703

	Energy - 4.4%
72,319	Anadarko Petroleum Corp.	2,826,950
63,366	Cabot Oil & Gas Corp.	1,314,844
140,275	Canadian Natural Resources Ltd.	2,988,024
70,925	Chevron Corp.	6,132,885
4,311,200	China Suntien Green Energy Corp. Ltd. Class H	485,880
452,436	Cobalt International Energy, Inc.*	1,714,732
5,635	Concho Resources, Inc.*	536,058
22,932	Diamondback Energy, Inc.*	1,732,513
32,096	Ensco plc Class A	313,899
58,035	Golar LNG Ltd.	1,080,612
103,834	Halliburton Co.	3,300,883
25,899	Helmerich & Payne, Inc.	1,315,669
5,439,000	Hilong Holding Ltd.	674,543
125,655	Imperial Oil Ltd.	3,852,439
424,089	Karoon Gas Australia Ltd.*	488,165
20,664	Laredo Petroleum, Inc.*	160,353
179,132	Marathon Oil Corp.	1,742,954
24,825	National Oilwell Varco, Inc.	807,805
44,150	Petroleum Geo-Services ASA	134,729
51,047	Pioneer Natural Resources Co.	6,327,276
37,096	Rice Energy, Inc.*	432,910
74,943	Royal Dutch Shell plc Class B	1,632,853
18,669	Schlumberger Ltd.	1,349,209
249,005	Southwestern Energy Co.*	2,213,654
33,700	Total S.A.	1,496,984
152,330	Trican Well Service Ltd.*	183,766

		45,240,589

	Food & Staples Retailing - 1.1%
6,910	Ain Pharmaciez, Inc.	313,979
24,300	Alimentation Couche-Tard, Inc. Class B	1,057,759
18,914	Costco Wholesale Corp.	2,858,284
7,657	CVS Health Corp.	739,590
49,280	Seven & I Holdings Co., Ltd.	2,198,009
14,864	Wal-Mart Stores, Inc.	986,375
37,041	Walgreens Boots Alliance, Inc.	2,952,908

		11,106,904

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Food, Beverage & Tobacco - 5.6%
24,894	Anheuser-Busch InBev N.V.	$3,130,832
149,799	British American Tobacco plc	8,347,317
878,086	C&C Group plc	3,416,425
135,777	Coca-Cola Co.	5,827,549
21,846	ConAgra Foods, Inc.	909,667
145,943	Diageo plc	3,929,005
277,989	Greencore Group plc	1,544,221
23,528	Heineken N.V.	2,042,988
9,668	Kraft Heinz Co.	754,684
24,238	Molson Coors Brewing Co. Class B	2,193,054
211,283	Mondelez International, Inc. Class A	9,106,297
34,803	Monster Beverage Corp.*	4,699,449
51,340	Nestle S.A.	3,782,339
155,260	Nomad Foods Ltd.*	1,358,525
42,549	Post Holdings, Inc.*	2,489,117
617,789	Vina Concha y Toro S.A.	979,162
691,119	Yantai Changyu Pioneer Wine Co., Ltd. Class B	2,165,568

		56,676,199

	Health Care Equipment & Services - 3.9%
67,400	Acadia Healthcare Co., Inc.*	4,113,422
24,407	Becton Dickinson and Co.	3,548,046
38,744	Cardinal Health, Inc.	3,152,599
1,847,640	CareView Communications, Inc.*	554,292
40,421	Cerner Corp.*	2,344,822
590,401	Corindus Vascular Robotics, Inc.*	1,186,706
11,300	DexCom, Inc.*	805,464
11,273	Edwards Lifesciences Corp.*	881,661
24,694	Envision Healthcare Holdings, Inc.*	545,737
17,232	Essilor International S.A.	2,137,833
93,346	HCA Holdings, Inc.*	6,495,015
50,510	Hologic, Inc.*	1,714,309
3,963	Intuitive Surgical, Inc.*	2,143,389
39,518	Medtronic plc	3,000,207
46,204	UnitedHealth Group, Inc.	5,320,853
59,783	Veeva Systems, Inc. Class A*	1,440,770

		39,385,125

	Household & Personal Products - 2.9%
99,343	Avon Products, Inc.	336,773
37,460	Beiersdorf AG	3,457,331
131,529	Colgate-Palmolive Co.	8,882,153
47,800	Coty, Inc. Class A	1,176,358
45,553	Estee Lauder Cos., Inc. Class A	3,883,393
1,733	LG Household & Health Care Ltd.	1,444,658
33,354	Procter & Gamble Co.	2,724,688
40,614	Reckitt Benckiser Group plc	3,612,251
94,724	Unilever N.V.	4,206,693

		29,724,298

	Insurance - 3.5%
136,932	American International Group, Inc.	7,733,919
102,174	Assicurazioni Generali S.p.A.	1,534,117
33,837	Chubb Ltd.	3,825,950
107,975	Delta Lloyd N.V.	638,751
1,110	Fairfax Financial Holdings Ltd.	571,528
23,377	Marsh & McLennan Cos., Inc.	1,246,695
127,790	MetLife, Inc.	5,705,824
50,002	Principal Financial Group, Inc.	1,900,076
47,900	Prudential Financial, Inc.	3,356,832
244,300	T&D Holdings, Inc.	2,795,467
39,549	Torchmark Corp.	2,149,093
51,094	Unum Group	1,463,332
13,519	Zurich Insurance Group AG*	2,996,694

		35,918,278

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Materials - 5.6%
15,600	Agrium, Inc.	$1,355,172
27,499	Akzo Nobel N.V.	1,763,977
102,155	BHP Billiton plc	991,938
251,081	BRAAS Monier Building Group S.A.	6,119,913
100,574	Buzzi Unicem S.p.A.	1,524,104
41,401	Cabot Corp.	1,670,116
33,224	Celanese Corp. Series A	2,115,372
81,129	Constellium N.V. Class A*	507,867
107,702	CRH plc	2,870,825
16,398	Crown Holdings, Inc.*	752,340
50,000	Dow Chemical Co.	2,100,000
16,497	E.I. DuPont de Nemours & Co.	870,382
109,099	International Paper Co.	3,732,277
25,645	LafargeHolcim Ltd.*	1,079,370
225,889	Louisiana-Pacific Corp.*	3,550,975
199,667	Methanex Corp.	5,315,864
115,915	Norbord, Inc.	2,023,900
24,800	Nucor Corp.	968,936
15,660	Packaging Corp. of America	795,998
147,978	Platform Specialty Products Corp.*	1,129,072
37,388	Praxair, Inc.	3,738,800
61,952	Reliance Steel & Aluminum Co.	3,527,547
22,555	Smurfit Kappa Group plc	489,368
470,000	Sumitomo Osaka Cement Co., Ltd.	1,915,759
474,000	Taiheiyo Cement Corp.	1,366,510
67,898	Wacker Chemie AG	4,969,866
9,620	WestRock Co.	339,394

		57,585,642

	Media - 1.8%
25,206	DISH Network Corp. Class A*	1,216,693
51,500	Quebecor, Inc. Class B	1,305,054
239,407	SES S.A.	6,259,887
550,607	Sky plc	8,519,332
38,825	Wolters Kluwer N.V.	1,322,125

		18,623,091

	Pharmaceuticals, Biotechnology & Life Sciences - 11.8%
3,510	Agios Pharmaceuticals, Inc.*	148,192
33,998	Alder Biopharmaceuticals, Inc.*	822,072
36,827	Allergan plc*	10,474,704
7,712	Alnylam Pharmaceuticals, Inc.*	531,665
148,994	AstraZeneca plc	9,593,802
216,046	AstraZeneca plc ADR	6,961,002
7,516	Biogen, Inc.*	2,052,319
321,424	Bristol-Myers Squibb Co.	19,979,716
130,600	Eisai Co., Ltd.	7,894,008
10,167	Five Prime Therapeutics, Inc.*	365,504
7,270	Illumina, Inc.*	1,148,296
19,490	Incyte Corp.*	1,375,214
38,725	Johnson & Johnson	4,044,439
377,273	Merck & Co., Inc.	19,116,423
146,336	Mylan N.V.*	7,710,444
20,800	Ono Pharmaceutical Co., Ltd.	3,352,189
60,093	Portola Pharmaceuticals, Inc.*	1,984,872
6,082	PTC Therapeutics, Inc.*	144,873
8,800	Regeneron Pharmaceuticals, Inc.*	3,696,792
28,574	Roche Holding AG	7,401,356
43,143	TESARO, Inc.*	1,490,159
889,455	TherapeuticsMD, Inc.*	6,359,603
40,280	UCB S.A.	3,443,976
8,407	Vertex Pharmaceuticals, Inc.*	762,935

		120,854,555

	Real Estate - 3.2%
43,674	American Tower Corp. REIT	4,120,205
89,510	Castellum AB	1,334,470

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

7,975	CBRE Group, Inc. Class A, REIT*	$223,061
51,971	Columbia Property Trust, Inc. REIT	1,157,394
10,900	Daito Trust Construction Co., Ltd.	1,385,782
138,724	Grivalia Properties REIC A.E. REIT	1,066,986
735,960	Hibernia plc REIT	1,037,252
61,944	Host Hotels & Resorts, Inc. REIT	857,924
18,053	ICADE REIT	1,282,983
213,753	Intu Properties plc REIT	914,716
211,600	Kennedy-Wilson Holdings, Inc. REIT	4,291,248
407,800	Leopalace21 Corp.*	2,258,640
1,579,581	New South Resources Ltd.*	1,691,470
87,929	Realogy Holdings Corp. REIT*	2,884,071
4,960	Relo Holdings, Inc. REIT	593,885
51,900	Sumitomo Real Estate Sales Co., Ltd. REIT	1,094,208
92,325	UNITE Group plc	849,052
163,658	Vonovia SE	4,988,092
4,081	WeWork Companies, Inc. Class A, REIT(1)(2)(3)	184,351

		32,215,790

	Retailing - 4.2%
28,942	Advance Auto Parts, Inc.	4,400,631
727,000	Allstar Co.*(1)(2)(3)	788,359
19,711	Amazon.com, Inc.*	11,570,357
455,200	Chico’s FAS, Inc.	4,729,528
2,910	Expedia, Inc.	294,026
5,968	Honest Co.(1)(2)(3)	272,260
5,907	JAND, Inc. Class A(1)(2)(3)	61,059
191,785	JUMBO S.A.*	2,037,029
14,575	L Brands, Inc.	1,401,386
24,239	Lowe’s Cos., Inc.	1,736,967
451,000	Luk Fook Holdings International Ltd.	835,594
127,762	Marks & Spencer Group plc	775,760
22,981	Party City Holdco, Inc.*	221,307
1,791	Priceline Group, Inc.*	1,907,361
69,225	Rent-A-Center, Inc.	942,845
10,089	Signet Jewelers Ltd.	1,170,324
55,787	TJX Cos., Inc.	3,974,266
39,437	Tory Burch LLC*(1)(2)(3)	2,245,538
6,086	TripAdvisor, Inc.*	406,301
79,717	Urban Outfitters, Inc.*	1,823,925
2,703	Vipshop Holdings Ltd. ADR*	34,707
35,190	Zalando SE*(3)	1,211,886
308,735	Zhongsheng Group Holdings Ltd.	156,551

		42,997,967

	Semiconductors & Semiconductor Equipment - 2.6%
94,647	Applied Materials, Inc.	1,670,520
12,362	ASML Holding N.V.	1,135,326
40,273	Cypress Semiconductor Corp.*	316,546
410,767	Globalwafers Co., Ltd.*	902,895
165,970	Intel Corp.	5,148,389
113,006	Maxim Integrated Products, Inc.	3,774,400
22,444	NXP Semiconductors N.V.*	1,678,362
32,302	Silicon Motion Technology Corp. ADR	1,004,269
9,144	SK Hynix, Inc.	211,053
288,500	Sumco Corp.	1,948,341
52,514	SunEdison Semiconductor Ltd.*	325,587
187,579	SunEdison, Inc.*	587,122
237,015	SunPower Corp.*	6,029,662
26,356	Synaptics, Inc.*	1,932,158

		26,664,630

	Software & Services - 9.5%
69,704	Accenture plc Class A	7,356,560
16,721	Adobe Systems, Inc.*	1,490,343
93,826	Alibaba Group Holding Ltd. ADR*	6,289,157
10,446	Alphabet, Inc. Class A*	7,953,062
17,544	Alphabet, Inc. Class C*	13,034,315

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

19,317	Apigee Corp.*	$149,127
36,354	Automatic Data Processing, Inc.	3,020,654
9,732	Baidu, Inc. ADR*	1,588,944
6,284	Bitauto Holdings Ltd. ADR*	117,197
62,965	ChinaCache International Holdings Ltd. ADR*	460,274
15,295	CoStar Group, Inc.*	2,682,284
60,798	Enernoc, Inc.*	319,190
23,687	Envestnet, Inc.*	555,460
51,457	Facebook, Inc. Class A*	5,773,990
66,448	Gogo, Inc.*	966,818
74,900	Kakaku.com, Inc.	1,453,138
262,647	Microsoft Corp.	14,469,223
34,050	Mobileye N.V.*	923,776
88,793	Monster Worldwide, Inc.*	443,077
3,078	NAVER Corp.	1,622,936
33,420	Nintendo Co., Ltd.	4,685,943
97,606	Oracle Corp.	3,544,074
187,439	Quotient Technology, Inc.*	1,137,755
38,953	ServiceNow, Inc.*	2,423,266
15,923	Tangoe, Inc.*	133,276
132,600	Tencent Holdings Ltd.	2,491,115
57,797	Verint Systems, Inc.*	2,115,948
19,000	Visa, Inc. Class A	1,415,310
39,302	Workday, Inc. Class A*	2,476,419
97,567	Xura, Inc.*	2,093,788
118,813	Yandex N.V. Class A*	1,594,470
15,991	Zillow Group, Inc. Class A*	346,525
64,744	Zillow Group, Inc. Class C*	1,327,252

		96,454,666

	Technology Hardware & Equipment - 2.0%
6,236	Apple, Inc.	607,012
104,449	ARRIS International plc*	2,660,316
235,826	Cisco Systems, Inc.	5,610,301
13,000	Largan Precision Co., Ltd.	933,053
18,845	Motorola Solutions, Inc.	1,258,281
961,759	ParkerVision, Inc.*	260,829
3,017	Pure Storage, Inc. Class A*	39,251
59,775	Pure Storage, Inc. Class B*(1)(2)(3)	749,158
43,853	Qualcomm, Inc.	1,988,295
110,800	Ruckus Wireless, Inc.*	931,828
1,520	Samsung Electronics Co., Ltd.	1,470,527
6,907	Stratasys Ltd.*	112,584
31,400	Western Digital Corp.	1,506,572
1,828,000	WPG Holdings Ltd.	1,779,789

		19,907,796

	Telecommunication Services - 1.9%
331,661	Bharti Infratel Ltd.	1,776,173
181,118	Hellenic Telecommunications Organization S.A.	1,576,976
12,884	Level 3 Communications, Inc.*	628,868
184,200	Nippon Telegraph & Telephone Corp.	7,841,873
124,800	NTT DoCoMo, Inc.	2,767,844
29,025	SoftBank Group Corp.	1,278,130
693,641	Telecom Italia S.p.A.*	772,011
114,330	Telenor ASA	1,864,977
27,522	Verizon Communications, Inc.	1,375,274

		19,882,126

	Transportation - 3.2%
47,240	Air Canada*	264,711
3,588,070	AirAsia Bhd	1,233,334
66,450	American Airlines Group, Inc.	2,590,886
77,775	Canadian National Railway Co.	4,216,583
65,945	CSX Corp.	1,518,054
103,391	Deutsche Lufthansa AG*	1,516,090
36,243	Deutsche Post AG	878,415
38,478	Genesee & Wyoming, Inc. Class A*	1,907,739

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

90,434	Groupe Eurotunnel SE	$1,039,204
271,500	Hertz Global Holdings, Inc.*	2,465,220
56,200	Hitachi Transport System Ltd.	915,742
2,070,000	Jiangsu Expressway Co., Ltd. Class H	2,490,674
11,211	Kuehne + Nagel International AG	1,483,775
5,473	Macquarie Infrastructure Corp.	367,019
217,636	Swift Transportation Co.*	3,549,643
46,629	United Parcel Service, Inc. Class B	4,345,823
75,984	XPO Logistics, Inc.*	1,736,235

		32,519,147

	Utilities - 2.8%
569,848	Centrica plc	1,671,994
6,722,755	China Longyuan Power Group Corp. Ltd. Class H	4,016,926
394,000	China Resources Gas Group Ltd.	983,192
24,721	Edison International	1,527,758
19,860	Eversource Energy	1,068,468
43,988	Exelon Corp.	1,300,725
85,982	Gas Natural SDG S.A.	1,689,035
1,631,240	Guangdong Investment Ltd.	2,087,077
1,152,000	Huadian Fuxin Energy Corp. Ltd. Class H	226,032
5,000,000	Huaneng Renewables Corp. Ltd. Class H	1,087,053
282,412	National Grid plc	3,978,817
1,304,625	NTPC Ltd.	2,752,715
18,004	Pattern Energy Group, Inc.	341,176
475,780	Power Assets Holdings Ltd.	4,348,782
43,105	UGI Corp.	1,465,570

		28,545,320

	Total Common Stocks (cost $1,084,087,288)	975,735,349

Corporate Bonds - 0.0%
	Internet - 0.0%
$ 78,639	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	78,639

	Total Corporate Bonds (cost $78,639)	78,639

Exchange Traded Funds - 0.8%
	Other Investment Pools & Funds - 0.8%
157,449	iShares MSCI ACWI ETF	8,322,754

	Total Exchange Traded Funds (cost $8,046,305)	8,322,754

Preferred Stocks - 2.0%
	Capital Goods - 0.1%
198,151	Lithium Technology Corp.*(1)(2)(3)	994,718

	Consumer Durables & Apparel - 0.1%
46,766	One Kings Lane, Inc.*(1)(2)(3)	600,475

	Consumer Services - 0.1%
5,648	Airbnb, Inc. Series E*(1)(2)(3)	539,666
121,867	DraftKings, Inc.*(1)(2)(3)	247,390

		787,056

	Materials - 0.0%
15,711	Rubicon Minerals Corp.(1)(2)(3)	268,800

	Real Estate - 0.2%
123,147	Redfin Corp. Series G*(1)(2)(3)	394,071
20,282	WeWork Companies, Inc. Class D-1*(1)(2)(3)	916,199
15,935	WeWork Companies, Inc. Class D-2*(1)(2)(3)	719,832

		2,030,102

	Retailing - 0.1%
22,505	Forward Ventures, Inc.*(1)(2)(3)	789,925
13,190	JAND, Inc. Series D*(1)(2)(3)	136,342

		926,267

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Software & Services - 1.4%
75,898	Birst, Inc. Series F*(1)(2)(3)		$320,290
14,984	Cloudera, Inc.*(1)(2)(3)		313,915
10,669	Dropbox, Inc. Series C*(1)(2)(3)		205,272
243,469	Essence Group Holdings Corp.*(1)(2)(3)		401,724
26,099	ForeScout Technologies, Inc.*(1)(2)(3)		278,745
5,988	General Assembly Space, Inc.*(1)(2)(3)		264,183
38,688	Lookout, Inc. Series F*(1)(2)(3)		330,396
51,890	MarkLogic Corp. Series F*(1)(2)(3)		601,405
46,333	Nutanix, Inc.*(1)(2)(3)		591,209
49,947	Pinterest, Inc. Series G*(1)(2)(3)		1,613,583
168,432	Uber Technologies, Inc.*(1)(2)(3)		8,214,804
28,813	Veracode, Inc.*(1)(2)(3)		612,564
160,709	Zuora, Inc. Series F*(1)(2)(3)		548,018

			14,296,108

	Telecommunication Services - 0.0%
943	DocuSign, Inc. Series B*(1)(2)(3)		14,287
283	DocuSign, Inc. Series B-1*(1)(2)(3)		4,287
677	DocuSign, Inc. Series D*(1)(2)(3)		10,257
17,536	DocuSign, Inc. Series E*(1)(2)(3)		265,670
3,559	DocuSign, Inc. Series F*(1)(2)(3)		53,919

			348,420

	Total Preferred Stocks (cost $13,997,405)		20,251,946

Convertible Preferred Stocks - 0.1%
	Retailing - 0.1%
13,926	Honest Co. Series C *(1)(2)(3)		635,304

	Total Convertible Preferred Stocks (cost $376,800)		635,304

	Total Long-Term Investments (cost $1,106,586,437)		1,005,023,992

Short-Term Investments - 2.0%
	Other Investment Pools & Funds - 2.0%
20,446,615	BlackRock Liquidity Funds TempFund Portfolio		20,446,615

	Total Short-Term Investments (cost $20,446,615)		20,446,615

	Total Investments (cost $1,127,033,052)^	100.5%	$1,025,470,607
	Other Assets and Liabilities	(0.5)%	(5,466,735)

	Total Net Assets	100.0%	$1,020,003,872

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$50,627,755
Unrealized Depreciation	(152,190,200)

Net Unrealized Depreciation	$(101,562,445)

*	Non-income producing.

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $25,502,360, which represents 2.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2015	5,648	Airbnb, Inc. Series E Preferred	$525,797
08/2011	727,000	Allstar Co.	316,259
03/2015	75,898	Birst, Inc. Series F Preferred	443,313
02/2014	14,984	Cloudera, Inc. Preferred	218,167
02/2014	943	DocuSign, Inc. Series B Preferred	12,384
02/2014	283	DocuSign, Inc. Series B-1 Preferred	3,716
02/2014	677	DocuSign, Inc. Series D Preferred	8,891
02/2014	17,536	DocuSign, Inc. Series E Preferred	230,290
04/2015	3,559	DocuSign, Inc. Series F Preferred	67,952
12/2015	78,639	DraftKings, Inc.	78,639
12/2014	121,867	DraftKings, Inc. Preferred	219,517
01/2014	10,669	Dropbox, Inc. Series C Preferred	203,791
05/2014	243,469	Essence Group Holdings Corp. Preferred	384,997
11/2015	26,099	ForeScout Technologies, Inc. Preferred	309,717
11/2014	22,505	Forward Ventures, Inc. Preferred	700,608
07/2015	5,988	General Assembly Space, Inc. Preferred	293,537
01/2015	5,968	Honest Co.	161,478
08/2014	13,926	Honest Co. Series C Convertible Preferred	376,800
04/2015	5,907	JAND, Inc. Class A	67,844
04/2015	13,190	JAND, Inc. Series D Preferred	151,491
08/2015	2,210	Klarna Holding AB	242,394
08/2014	198,151	Lithium Technology Corp. Preferred	965,788
07/2014	38,688	Lookout, Inc. Series F Preferred	441,937
04/2015	51,890	MarkLogic Corp. Series F Preferred	602,661
08/2014	46,333	Nutanix, Inc. Preferred	620,700
01/2014	46,766	One Kings Lane, Inc. Preferred	720,991
03/2015	49,947	Pinterest, Inc. Series G Preferred	1,792,870
04/2014	59,775	Pure Storage, Inc. Class B	940,016
12/2014	123,147	Redfin Corp. Series G Preferred	406,102
09/2015	15,711	Rubicon Minerals Corp. Preferred	313,599
03/2007	58,500	Solar Cayman Ltd.	17,146
11/2013	39,437	Tory Burch LLC	3,090,928
06/2014	168,432	Uber Technologies, Inc. Preferred	2,612,894
08/2014	28,813	Veracode, Inc. Preferred	532,058
12/2014	4,081	WeWork Companies, Inc. Class A, REIT	67,953
12/2014	20,282	WeWork Companies, Inc. Class D-1 Preferred	337,719
12/2014	15,935	WeWork Companies, Inc. Class D-2 Preferred	265,336
01/2015	160,709	Zuora, Inc. Series F Preferred	610,582

			$19,356,862

At January 31, 2016, the aggregate value of these securities was $25,502,360, which represents 2.5% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $33,858,051, which represents 3.3% of total net assets.

Foreign Currency Contracts Outstanding at January 31, 2016

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Sell	03/16/16	NAB	$3,067,853	$3,028,842	$39,011
EUR	Buy	03/16/16	BCLY	893,124	876,356	(16,768)
EUR	Sell	03/16/16	CBK	8,148,566	8,042,310	106,256

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR	Sell	03/16/16	HSBC	$1,127,891	$1,121,476	$6,415
GBP	Sell	03/16/16	CBK	2,768,380	2,597,808	170,572
JPY	Buy	03/16/16	CBK	1,629,433	1,631,935	2,502
JPY	Buy	03/16/16	BNP	517,927	517,958	31
JPY	Buy	03/16/16	HSBC	1,619,766	1,591,936	(27,830)
JPY	Buy	03/16/16	UBS	3,056,034	2,938,728	(117,306)
JPY	Sell	03/16/16	UBS	12,609,781	12,736,648	(126,867)

Total						$36,016

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
CBK	Citibank NA
HSBC	HSBC Bank USA
NAB	National Australia Bank Limited
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

Hartford Global Capital Appreciation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Country

as of January 31, 2016

Country	Percentage of Net Assets
Argentina	0.1%
Australia	0.7
Belgium	0.6
Bermuda	0.1
Brazil	0.1
Canada	2.6
Cayman Islands	0.0
Chile	0.1
China	3.1
France	1.8
Germany	2.4
Greece	0.7
Hong Kong	1.7
India	1.5
Ireland	1.3
Israel	0.1
Italy	1.1
Japan	6.4
Luxembourg	1.2
Malaysia	0.1
Netherlands	1.5
Norway	0.2
Russia	0.9
Singapore	0.2
South Korea	0.4
Spain	0.5
Sweden	0.7
Switzerland	2.6
Taiwan	0.5
Thailand	0.1
United Kingdom	7.3
United States	57.9
Short-Term Investments	2.0
Other Assets & Liabilities	(0.5)

Total	100.0%

Diversification by Sector as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.2%
Consumer Staples	9.6
Energy	4.4
Financials	17.4
Health Care	15.7
Industrials	11.4
Information Technology	15.5
Materials	5.6
Telecommunication Services	1.9
Utilities	2.8

Total	98.5%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	2.0
Other Assets & Liabilities	(0.5)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford Global Capital Appreciation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$17,248,110	$8,428,706	$8,819,404	$—
Banks	64,294,271	39,262,092	25,032,179	—
Capital Goods	71,400,934	35,903,209	35,497,725	—
Commercial & Professional Services	8,626,312	1,963,766	6,439,436	223,110
Consumer Durables & Apparel	24,362,709	14,657,504	9,705,205	—
Consumer Services	39,090,187	29,415,007	9,675,180	—
Diversified Financials	36,410,703	23,050,612	13,347,455	12,636
Energy	45,240,589	40,327,435	4,913,154	—
Food & Staples Retailing	11,106,904	8,594,916	2,511,988	—
Food, Beverage & Tobacco	56,676,199	28,317,504	28,358,695	—
Health Care Equipment & Services	39,385,125	37,247,292	2,137,833	—
Household & Personal Products	29,724,298	21,210,058	8,514,240	—
Insurance	35,918,278	27,953,249	7,965,029	—
Materials	57,585,642	40,613,925	16,971,717	—
Media	18,623,091	2,521,747	16,101,344	—
Pharmaceuticals, Biotechnology & Life Sciences	120,854,555	89,169,224	31,685,331	—
Real Estate	32,215,790	15,638,141	16,393,298	184,351
Retailing	42,997,967	34,613,931	5,016,820	3,367,216
Semiconductors & Semiconductor Equipment	26,664,630	23,602,341	3,062,289	—
Software & Services	96,454,666	86,201,534	10,253,132	—
Technology Hardware & Equipment	19,907,796	14,975,269	4,183,369	749,158
Telecommunication Services	19,882,126	2,004,142	17,877,984	—
Transportation	32,519,147	22,961,913	9,557,234	—
Utilities	28,545,320	5,703,697	22,841,623	—
Corporate Bonds	78,639	—	—	78,639
Exchange Traded Funds	8,322,754	8,322,754	—	—
Preferred Stocks	20,251,946	—	—	20,251,946
Convertible Preferred Stocks	635,304	—	—	635,304
Short-Term Investments	20,446,615	20,446,615	—	—
Foreign Currency Contracts(2)	324,787	—	324,787	—

Total	$1,025,795,394	$683,106,583	$317,186,451	$25,502,360

Liabilities
Foreign Currency Contracts(2)	$(288,771)	$—	$(288,771)	$—

Total	$(288,771)	$—	$(288,771)	$—

(1) For the period ended January 31, 2016, investments valued at $11,769,012 were transferred from Level 1 to Level 2, and investments valued at $7,186,900 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Convertible Preferred Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$3,228,426	$573,467	$-	$19,642,807	$23,444,700
Purchases	940,016	-	78,639	309,717	1,328,372
Sales	-	-	-	(940,016)	(940,016)
Accrued discounts/(premiums)	-	-	-	-	-
Total realized gain/(loss)	-	-	-	-	-
Net change in unrealized appreciation/depreciation	368,026	61,838	-	1,239,440	1,669,304
Transfers into Level 3 (1)	-	-	-	-	-
Transfers out of Level 3 (1)	-	-	-	-	-
Ending balance	$4,536,468	$635,305	$78,639	$20,251,948	$25,502,360

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $1,691,204.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Global Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.5%
	Canada - 1.2%
17,328	Agrium, Inc.	$1,505,283

	China - 3.2%
2,425,000	China Construction Bank Corp. Class H	1,480,450
2,118,000	Jiangsu Expressway Co., Ltd. Class H	2,548,429

		4,028,879

	France - 4.6%
19,852	ICADE REIT	1,410,834
46,295	Schneider Electric SE	2,470,104
41,478	Total S.A.	1,842,490

		5,723,428

	Germany - 4.9%
47,188	Deutsche Post AG	1,143,687
15,490	Siemens AG	1,484,712
115,729	Vonovia SE	3,527,276

		6,155,675

	Hong Kong - 2.2%
293,500	Power Assets Holdings Ltd.	2,682,684

	Italy - 1.3%
107,861	Assicurazioni Generali S.p.A.	1,619,506

	Japan - 9.6%
36,192	Eisai Co., Ltd.	2,187,595
365,300	Mitsubishi UFJ Financial Group, Inc.	1,873,220
125,300	Nippon Telegraph & Telephone Corp.	5,334,347
116,700	NTT DoCoMo, Inc.	2,588,200

		11,983,362

	Luxembourg - 1.2%
58,607	SES S.A.	1,532,425

	Netherlands - 2.8%
18,278	Akzo Nobel N.V.	1,172,478
106,321	Delta Lloyd N.V.	628,966
76,767	Royal Dutch Shell plc Class B	1,672,594

		3,474,038

	Norway - 1.5%
111,901	Telenor ASA	1,825,354

	Spain - 2.4%
372,492	CaixaBank S.A.	1,131,727
93,487	Gas Natural SDG S.A.	1,836,463

		2,968,190

	Sweden - 3.5%
96,262	Castellum AB	1,435,133
197,576	Nordea Bank AB	1,989,532
76,113	Svenska Handelsbanken AB Class A	957,684

		4,382,349

	Switzerland - 5.9%
15,630	Roche Holding AG	4,048,548
14,701	Zurich Insurance Group AG*	3,258,702

		7,307,250

	United Kingdom - 13.2%
48,072	AstraZeneca plc	3,095,381
14,829	AstraZeneca plc ADR	477,791
101,265	British American Tobacco plc	5,642,835
627,686	Centrica plc	1,841,697
38,509	Ensco plc Class A	376,618
479,552	Henderson Group plc	1,908,001
140,986	HSBC Holdings plc	994,306
86,290	National Grid plc	1,215,714

Hartford Global Equity Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

91,810	UNITE Group plc		$844,316

			16,396,659

	United States - 41.0%
3,797	BlackRock, Inc.		1,193,245
33,769	Bristol-Myers Squibb Co.		2,099,081
23,461	Caterpillar, Inc.		1,460,213
27,927	Chevron Corp.		2,414,848
86,972	Cisco Systems, Inc.		2,069,064
42,784	Coca-Cola Co.		1,836,289
6,269	Dropbox, Inc. Class B*(1)(2)(3)		73,786
17,019	E.I. DuPont de Nemours & Co.		897,922
36,989	Eaton Corp. plc		1,868,314
25,601	Edison International		1,582,142
30,746	General Electric Co.		894,709
94,937	Intel Corp.		2,944,946
98,453	International Paper Co.		3,368,077
41,040	JP Morgan Chase & Co.		2,441,880
9,974	Kraft Heinz Co.		778,570
108,806	Marathon Oil Corp.		1,058,682
24,700	Marsh & McLennan Cos., Inc.		1,317,251
108,429	Maxim Integrated Products, Inc.		3,621,529
102,852	Merck & Co., Inc.		5,211,511
41,270	MetLife, Inc.		1,842,705
83,330	Microsoft Corp.		4,590,650
35,506	PNC Financial Services Group, Inc.		3,076,595
10,735	Procter & Gamble Co.		876,942
2,478	Pure Storage, Inc. Class B*(1)(2)(3)		31,057
47,515	Qualcomm, Inc.		2,154,330
27,209	Verizon Communications, Inc.		1,359,634

			51,063,972

	Total Common Stocks (cost $134,888,032)		122,649,054

Warrants - 0.0%
	United States - 0.0%
1,471	Imperial Holdings, Inc., Expires 4/11/19*		—

	Total Warrants (cost $—)		—

	Total Long-Term Investments (cost $134,888,032)		122,649,054

Short-Term Investments - 1.3%
	Other Investment Pools & Funds - 1.3%
1,570,423	BlackRock Liquidity Funds TempFund Portfolio		1,570,423

	Total Short-Term Investments (cost $1,570,423)		1,570,423

	Total Investments (cost $136,458,455)^	99.8%	$124,219,477
	Other Assets and Liabilities	0.2%	294,818

	Total Net Assets	100.0%	$124,514,295

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

Hartford Global Equity Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$6,291,431
Unrealized Depreciation	(18,530,409)

Net Unrealized Depreciation	$(12,238,978)

*	Non-income producing.
(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $104,843, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
05/2012	6,269	Dropbox, Inc. Class B	$56,745
04/2014	2,478	Pure Storage, Inc. Class B	38,969

			$95,714

At January 31, 2016, the aggregate value of these securities was $104,843, which represents 0.1% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $104,843, which represents 0.1% of total net assets.

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Buy	03/16/16	BCLY	$6,299,401	$6,181,136	$(118,265)
EUR	Sell	03/16/16	CBK	10,864,022	10,722,357	141,665
EUR	Sell	03/16/16	HSBC	1,981,991	1,970,718	11,273

Total						$34,673

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Hartford Global Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	1.2%
Consumer Staples	7.3
Energy	5.9
Financials	26.3
Health Care	13.8
Industrials	9.5
Information Technology	12.5
Materials	5.5
Telecommunication Services	9.0
Utilities	7.5

Total	98.5%

Short-Term Investments	1.3
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford Global Equity Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Canada	$1,505,283	$1,505,283	$—	$—
China	4,028,879	—	4,028,879	—
France	5,723,428	—	5,723,428	—
Germany	6,155,675	—	6,155,675	—
Hong Kong	2,682,684	—	2,682,684	—
Italy	1,619,506	—	1,619,506	—
Japan	11,983,362	—	11,983,362	—
Luxembourg	1,532,425	—	1,532,425	—
Netherlands	3,474,038	—	3,474,038	—
Norway	1,825,354	—	1,825,354	—
Spain	2,968,190	—	2,968,190	—
Sweden	4,382,349	—	4,382,349	—
Switzerland	7,307,250	—	7,307,250	—
United Kingdom	16,396,659	854,409	15,542,250	—
United States	51,063,972	50,959,129	—	104,843
Warrants	—	—	—	—
Short-Term Investments	1,570,423	1,570,423	—	—
Foreign Currency Contracts(2)	152,938	—	152,938	—

Total	$124,372,415	$54,889,244	$69,378,328	$104,843

Liabilities
Foreign Currency Contracts(2)	$(118,265)	$—	$(118,265)	$—

Total	$(118,265)	$—	$(118,265)	$—

(1) For the period ended January 31, 2016, investments valued at $3,095,381 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Hartford Global Equity Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Preferred Stocks	Total

Beginning balance	$94,599	$39,877	$134,476
Purchases	38,969	-	38,969
Sales	-	(38,969)	(38,969)
Accrued discounts/(premiums)	-	-	-
Total realized gain/(loss)	-	-	-
Net change in unrealized appreciation/depreciation	(28,725)	(908)	(29,633)
Transfers into Level 3 (1)	-	-	-
Transfers out of Level 3 (1)	-	-	-

Ending balance	$104,843	$-	$104,843

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(28,725).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 64.6%
	Automobiles & Components - 0.2%
23,900	Toyoda Gosei Co., Ltd.	$517,804

	Banks - 1.5%
29,600	Dah Sing Financial Holdings Ltd.	139,137
89,110	HSBC Holdings plc	628,450
19,911	KB Financial Group, Inc.	509,320
86,100	Mitsubishi UFJ Financial Group, Inc.	441,512
306,400	Mizuho Financial Group, Inc.	530,139
68,307	Standard Chartered plc	460,798
17,500	Sumitomo Mitsui Financial Group, Inc.	587,101
78,533	UniCredit S.p.A.	303,594

		3,600,051

	Capital Goods - 2.0%
2,332	AGCO Corp.	113,732
128,077	Beijing Enterprises Holdings Ltd.	639,476
482	Caterpillar, Inc.	30,000
15,102	Cie de Saint-Gobain	622,418
17,725	CNH Industrial N.V.	110,580
3,730	CNK International Co., Ltd.*(1)(2)	965
58,067	COSCO Corp. Singapore Ltd.	13,835
123	Cummins, Inc.	11,057
7,009	Deere & Co.	539,763
5,303	Fosun International Ltd.	7,026
1,439	Hino Motors Ltd.	16,330
2,047	Hitachi Construction Machinery Co., Ltd.	29,849
113,000	Japan Steel Works Ltd.	360,751
24,000	JGC Corp.	380,711
1,011	John Bean Technologies Corp.	46,314
1,490	Komatsu Ltd.	22,278
35,143	Kubota Corp.	519,413
2,796	MAN SE	282,517
173	NOW, Inc.*	2,346
59	PACCAR, Inc.	2,895
17,413	Sembcorp Marine Ltd.	19,254
16,577	Vinci S.A.	1,123,045
32,248	Yangzijiang Shipbuilding Holdings Ltd.	21,247

		4,915,802

	Commercial & Professional Services - 0.2%
6,376	Ceres Global AG Corp.*	25,943
5,800	en-japan, Inc.	195,993
141,214	Hays plc	256,401

		478,337

	Diversified Financials - 0.4%
6,293	Julius Baer Group Ltd.*	267,118
34,627	UBS Group AG	572,217
51,000	Uranium Participation Corp.*	184,574

		1,023,909

	Energy - 32.0%
29,043	Anadarko Petroleum Corp.	1,135,291
13,187	Antero Resources Corp.*	358,291
1,011	Apache Corp.	43,008
621	Baker Hughes, Inc.	27,020
428	Baytex Energy Corp.	907
127,266	BG Group plc	1,925,891
659,016	BP plc	3,558,830
5,325	BP plc ADR	172,370
431,954	Buru Energy Ltd.*	67,574
68,853	Cabot Oil & Gas Corp.	1,428,700
648	California Resources Corp.	927
11,212	Callon Petroleum Co.*	76,802
36,094	Caltex Australia Ltd.	965,245

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,692	Cameco Corp.	$20,545
46,423	Canadian Natural Resources Ltd.	993,450
1,666	Cenovus Energy, Inc.	20,526
2,396	Chesapeake Energy Corp.	8,122
69,459	Chevron Corp.	6,006,120
1,416,000	China Petroleum & Chemical Corp. Class H	799,952
3,426	Cimarex Energy Co.	318,618
104,463	Coal India Ltd.	494,449
6,820	Concho Resources, Inc.*	648,787
51,156	ConocoPhillips Co.	1,999,176
10,048	Cosan Ltd. Class A	32,556
162,458	Crew Energy, Inc.*	447,632
1,397	Denbury Resources, Inc.	2,179
984	Devon Energy Corp.	27,454
363	Diamond Offshore Drilling, Inc.	6,748
17,182	Diamondback Energy, Inc.*	1,298,100
25,955	Enbridge Energy Management LLC*	452,915
24,156	Enbridge, Inc.	839,054
44,100	EnCana Corp.	193,601
25,504	Energen Corp.	899,526
214,218	Eni S.p.A.	3,108,758
2,554	Eni S.p.A. ADR	73,938
651	Ensco plc Class A	6,367
37,392	EOG Resources, Inc.	2,655,580
8,501	EQT Corp.	524,852
113,101	Exxon Mobil Corp.	8,804,913
349,948	Gazprom PAO ADR	1,264,312
1,945	Halliburton Co.	61,832
1,080,300	Harum Energy Tbk PT*	48,623
651	Hess Corp.	27,668
505	HollyFrontier Corp.	17,660
1,587	Husky Energy, Inc.	15,792
23,486	Imperial Oil Ltd.	718,906
154,300	Indo Tambangraya Megah Tbk PT	54,464
153,000	Inpex Corp.	1,362,224
18,000	Japan Petroleum Exploration Co., Ltd.	467,562
141,884	Kelt Exploration Ltd.*	392,969
13,331	Keyera Corp.	365,415
61,974	Laredo Petroleum, Inc.*	480,918
27,612	Lukoil PJSC ADR	937,981
2,143	Marathon Oil Corp.	20,851
12,403	Marathon Petroleum Corp.	518,321
798	Murphy Oil Corp.	15,649
1,604	Nabors Industries Ltd.	11,805
734	National Oilwell Varco, Inc.	23,884
26,764	Newfield Exploration Co.*	778,029
682	Noble Corp. plc	5,313
901	Noble Energy, Inc.	29,165
16,830	Occidental Petroleum Corp.	1,158,409
65,673	Oil & Natural Gas Corp. Ltd.	220,557
112,254	Origin Energy Ltd.	332,231
363	Pacific Exploration and Production Corp.	210
22,100	Painted Pony Petroleum Ltd.*	66,257
68	Paragon Offshore plc*	5
1,578	Pembina Pipeline Corp.	35,865
724,000	PetroChina Co., Ltd. Class H	448,511
199,111	Petroleo Brasileiro S.A. ADR*	644,777
72,637	Petronet LNG Ltd.	264,201
1,185	Phillips 66	94,978
15,000	Pioneer Natural Resources Co.	1,859,250
28,676	PrairieSky Royalty Ltd.	408,166
50,234	QEP Resources, Inc.	644,000
77,229	Raging River Exploration, Inc.*	493,397
19,662	Range Resources Corp.	581,209
49,179	Rice Energy, Inc.*	573,919
234,341	Royal Dutch Shell plc Class A	5,119,294
13,104	Royal Dutch Shell plc Class A, ADR	575,659

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

139,039	Royal Dutch Shell plc Class B	$3,029,372
2,491	Royal Dutch Shell plc Class B, ADR	109,928
31,343	RSP Permian, Inc.*	738,128
342,847	Santos Ltd.	786,284
23,399	Sasol Ltd. ADR	608,374
16,940	Schlumberger Ltd.	1,224,254
4,506	Schoeller-Bleckmann Oilfield Equipment AG	235,208
1,345	Seadrill Ltd.*	2,784
42,128	Seven Generations Energy Ltd. Class A*	473,936
79	Seventy Seven Energy, Inc.*	34
1,379	Spectra Energy Corp.	37,854
87,672	Statoil ASA	1,199,657
3,209	Statoil ASA ADR	43,642
54,252	Suncor Energy, Inc.	1,277,635
21,238	Synergy Resources Corp.*	134,649
15,691	Tatneft PAO ADR	418,165
1,038	Tenaris S.A. ADR	21,632
150,800	Tidewater Midstream and Infrastructure Ltd.	141,015
58,884	Total S.A.	2,615,680
18,288	Total S.A. ADR	810,524
55,841	TransCanada Corp.	1,939,228
432	Transocean Ltd.	4,501
16,546	Valero Energy Corp.	1,122,977
959	Vermilion Energy, Inc.	25,644
2,000	Weatherford International plc*	13,480
526	Whiting Petroleum Corp.*	3,866
31,406	WPX Energy, Inc.*	170,221

		78,773,684

	Food & Staples Retailing - 0.2%
536	Andersons, Inc.	15,710
164,135	J Sainsbury plc	576,292

		592,002

	Food, Beverage & Tobacco - 1.5%
10,902	Adecoagro S.A.*	129,952
21,840	Archer-Daniels-Midland Co.	772,044
38,500	Astra Agro Lestari Tbk PT	48,156
3,300	BRF S.A.	39,792
6,363	BRF S.A. ADR	77,183
11,746	Bunge Ltd.	728,369
121,910	Charoen Pokphand Foods PCL	66,529
112,000	China Agri-Industries Holdings Ltd.*	30,262
3,280	Coca-Cola Co.	140,778
2,773	Darling Ingredients, Inc.*	24,929
66,300	First Resources Ltd.	81,667
631,115	Golden Agri-Resources Ltd.	165,323
2,924	Ingredion, Inc.	294,505
2,742	Kraft Heinz Co.	214,041
5,300	Kuala Lumpur Kepong Bhd	30,574
3,532	Limoneira Co.	44,433
4,117	McLeod Russel India Ltd.	9,468
1,130	MHP S.A. GDR(3)	9,040
7,356	PureCircle Ltd.*	42,712
5,455	SLC Agricola S.A.	22,312
5,940	Suedzucker AG	89,851
9,149	Tate & Lyle plc	81,981
199,799	Wilmar International Ltd.	403,962
34,099	Zambeef Products plc*	5,405

		3,553,268

	Insurance - 0.8%
33,100	Dai-ichi Life Insurance Co., Ltd.	457,500
23,926	Delta Lloyd N.V.	141,540
1,240,836	Shin Kong Financial Holding Co., Ltd.	238,219
108,484	Storebrand ASA*	441,883
51,700	T&D Holdings, Inc.	591,591

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

18,772	Tongyang Life Insurance Co., Ltd.	$160,430

		2,031,163

	Materials - 10.6%
6,337	Acacia Mining plc	18,723
2,104	African Rainbow Minerals Ltd.	7,626
9,719	Agnico Eagle Mines Ltd.	288,053
6,138	Agrium, Inc.	535,427
18,000	Aichi Steel Corp.	69,591
10,610	Alacer Gold Corp.*	16,511
11,351	Alamos Gold, Inc. Class A	37,029
23,091	Alcoa, Inc.	168,333
3,711	Alexco Resource Corp.*	1,377
251	Allegheny Technologies, Inc.	2,354
79,061	Alrosa PAO*	64,651
47,943	Alumina Ltd.	35,886
56,855	Aluminum Corp. of China Ltd. Class H*	17,279
19,716	Anglo American Platinum Ltd.*	289,716
101,393	Anglo American plc	404,428
15,519	AngloGold Ashanti Ltd. ADR*	131,601
7,148	Antofagasta plc	39,008
389,756	Aquarius Platinum Ltd.*	67,993
17,416	ArcelorMittal	66,072
1,275	ArcelorMittal South Africa Ltd.*	488
379	Asahi Holdings, Inc.	5,514
6,908	Asanko Gold, Inc.*	9,912
4,991	AuRico Metals, Inc.*	2,066
12,618	Avocet Mining plc*	430
38,031	B2Gold Corp.*	29,048
13,805	Banro Corp.*	2,365
113,567	Barrick Gold Corp.	1,129,266
9,955	Belo Sun Mining Corp.*	1,848
58,588	BHP Billiton Ltd.	643,411
37,427	BHP Billiton plc	363,421
4,886	Boliden AB	67,977
21,563	Buzzi Unicem S.p.A.	326,767
1,064	CAP S.A.	2,192
50,004	Centamin plc	48,500
63,424	Centerra Gold, Inc.	288,847
20,633	CF Industries Holdings, Inc.	618,990
10,083	China Gold International Resources Corp. Ltd.*	14,107
151,118	China Precious Metal Resources Holdings Co., Ltd.*	4,992
24,086	China Silver Group Ltd.	5,021
216,537	China Steel Corp.	115,753
8,348	Cia de Minas Buenaventura SAA ADR*	33,392
10,464	Cia Siderurgica Nacional S.A.	9,287
5,594	Coeur Mining, Inc.*	12,363
3,372	Continental Gold, Inc.*	3,731
1,075	Daido Steel Co., Ltd.	4,469
7,388	Detour Gold Corp.*	89,865
4,032	Dominion Diamond Corp.	43,028
4,997	Dundee Precious Metals, Inc.*	3,817
155,206	Eldorado Gold Corp.	348,637
3,195	Endeavour Silver Corp.*	3,968
25,515	Eregli Demir ve Celik Fabrikalari T.A.S.	26,784
34,926	Evolution Mining Ltd.	36,070
3,097	Feng Hsin Iron & Steel Co.	3,476
5,631	First Majestic Silver Corp.*	16,882
12,289	First Quantum Minerals Ltd.	26,580
2,344	FMC Corp.	83,728
26,834	Fortescue Metals Group Ltd.	33,723
5,636	Fortuna Silver Mines, Inc.*	14,322
7,043	Franco-Nevada Corp.	311,855
19,125	Freeport-McMoRan, Inc.	87,975
9,154	Fresnillo plc	94,752
4,263,796	G-Resources Group Ltd.	98,263
6,456	Gem Diamonds Ltd.	10,855

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

16,954	Gerdau S.A. (Preference Shares)	$15,259
218,397	Glencore plc	281,578
35,806	Gold Fields Ltd.	122,871
37,232	Goldcorp, Inc.	424,172
12,993	Golden Star Resources Ltd.*	2,504
70,366	Grupo Mexico S.A.B. de C.V. Series B	136,482
18,665	Gryphon Minerals Ltd.*	647
5,223	Guyana Goldfields, Inc.*	13,683
19,600	Harmony Gold Mining Co., Ltd.*	36,007
15,655	Hecla Mining Co.	29,118
18,367	Hindalco Industries Ltd.	19,305
20,700	Hitachi Chemical Co., Ltd.	363,924
3,450	Hitachi Metals Ltd.	38,818
8,507	Hochschild Mining plc*	5,697
1,865	Holmen AB Class B	53,452
1,445	Hyundai Steel Co.	59,396
17,922	IAMGOLD Corp.*	26,098
10,441	Iluka Resources Ltd.	40,965
149,491	Impala Platinum Holdings Ltd.*	312,307
999	Industrias CH S.A.B. de C.V. Series B*	2,933
6,249	Industrias Penoles S.A.B. de C.V.	59,597
2,300	International Paper Co.	78,683
15,091	Israel Chemicals Ltd.	60,819
203	Israel Corp. Ltd.	34,091
185,800	Ivanhoe Mines Ltd. Class A*	90,188
9,044	JFE Holdings, Inc.	122,601
23,583	Jiangxi Copper Co., Ltd. Class H	23,926
41,900	JSR Corp.	608,485
1,129	JSW Steel Ltd.	17,699
3,186	K+S AG	67,354
2,640	KGHM Polska Miedz S.A.	37,372
14,664	Kingsrose Mining Ltd.*	2,335
303,810	Kinross Gold Corp.*	498,248
2,772	Kirkland Lake Gold, Inc.*	9,874
48,377	Kobe Steel Ltd.	47,011
159	Korea Zinc Co., Ltd.*	58,046
2,017	Koza Altin Isletmeleri AS	8,592
1,561	Kumba Iron Ore Ltd.	3,444
18,100	Kyoei Steel Ltd.	315,266
12,248	LafargeHolcim Ltd.*	515,505
16,041	Lake Shore Gold Corp.*	14,542
719,071	Lepanto Consolidated Mining Co.*	2,738
37,660	Lonmin plc*	29,763
9,010	Lucara Diamond Corp.	14,793
5,361	LyondellBasell Industries N.V. Class A	417,997
2,088	MAG Silver Corp.*	13,682
7,705	Maruichi Steel Tube Ltd.	218,184
8,181	McEwen Mining, Inc.	10,063
5,250	Midas Gold Corp.*	1,218
20,298	Mitsubishi Materials Corp.	62,611
80,000	Mitsui Chemicals, Inc.	350,219
9,632	MMC Norilsk Nickel PJSC ADR	111,057
5,138	Mondi plc	83,765
4,388,887	Mongolian Mining Corp.*	21,047
18,597	Monsanto Co.	1,684,888
19,252	Mosaic Co.	463,973
22,300	Neturen Co., Ltd.	167,445
1,963	Nevsun Resources Ltd.	5,339
23,291	New Gold, Inc.*	57,359
33,916	Newcrest Mining Ltd.*	318,834
44,120	Newmont Mining Corp.	880,635
7,157	NGEx Resources, Inc.*	2,963
13,867	Nippon Steel & Sumitomo Metal Corp.	248,556
22,147	Norsk Hydro ASA	73,626
14,673	Northam Platinum Ltd.*	29,209
22,300	Northern Star Resources Ltd.	47,018
10,448	NOVAGOLD Resources, Inc.*	44,003

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

740	Novolipetsk Steel OJSC GDR	$6,401
5,849	Nucor Corp.	228,520
25,542	OceanaGold Corp.	52,692
2,141	OCI N.V.*	38,747
18,802	Oji Holdings Corp.	75,933
3,653	Osisko Gold Royalties Ltd.	37,132
1,574	OZ Minerals Ltd.	4,305
59,000	Pacific Metals Co., Ltd.*	145,261
61,526	Pan African Resources plc	9,424
7,368	Pan American Silver Corp.	48,913
17,606	Petra Diamonds Ltd.	22,202
8,577	Petropavlovsk plc*	678
1,257	POSCO	188,410
60,979	Potash Corp. of Saskatchewan, Inc.	994,100
6,234	Premier Gold Mines Ltd.*	11,080
4,639	Pretium Resources, Inc.*	19,769
6,657	Primero Mining Corp.*	16,584
4,175	Randgold Resources Ltd.	296,301
14,762	Regis Resources Ltd.	24,753
646,676	Resolute Mining Ltd.*	149,202
7,974	Rio Tinto Ltd.	225,184
22,824	Rio Tinto plc	559,685
5,065	Royal Bafokeng Platinum Ltd.*	9,011
2,777	Royal Gold, Inc.	82,727
12,244	Rubicon Minerals Corp.*	262
16,746	Salzgitter AG	357,696
22,817	San Gold Corp.*(1)(2)	—
2,624	Sandstorm Gold Ltd.*	5,975
1,630	Seabridge Gold, Inc.*	10,099
13,012	SEMAFO, Inc.*	32,509
15,990	Sesa Sterlite Ltd.	17,187
3,207	Severstal PAO GDR,	25,880
33,318	Sibanye Gold Ltd.	74,161
4,016	Silver Standard Resources, Inc.*	17,487
17,566	Silver Wheaton Corp.	207,020
7,982	Silvercorp Metals, Inc.	4,045
523	Sims Metal Management Ltd.	2,551
100,878	South32 Ltd.*	70,471
2,804	Southern Copper Corp.	72,680
808	SSAB AB Class A*	1,949
5,043	Stillwater Mining Co.*	33,032
379	Stora Enso Oyj Class R	3,089
88,000	Sumitomo Bakelite Co., Ltd.	335,218
9,137	Sumitomo Metal Mining Co., Ltd.	96,953
3,455	Syngenta AG	1,272,183
7,079	Tahoe Resources, Inc.	54,979
4,047	Tanzanian Royalty Exploration Corp.*	1,228
5,975	Tata Steel Ltd.	22,196
9,627	Teck Resources Ltd. Class B	35,918
6,920	ThyssenKrupp AG	106,923
5,346	Timmins Gold Corp.*	725
47,400	Tokyo Steel Manufacturing Co., Ltd.	335,025
28,707	Torex Gold Resources, Inc.*	25,820
16,192	Turquoise Hill Resources Ltd.*	33,866
12,405	Umicore S.A.	456,075
9,259	UPL Ltd.	60,042
2,728	UPM-Kymmene Oyj	44,458
7,151	Usinas Siderurgicas de Minas Gerais S.A. Class A, (Preference Shares)	1,520
22,501	Vale S.A.	54,680
83,245	Vale S.A. (Preference Shares)	150,681
4,208	Vicat S.A.	227,174
2,054	Voestalpine AG	54,018
783	West Fraser Timber Co., Ltd.	26,912
84,298	Western Areas Ltd.	114,706
3,412	WestRock Co.	120,375
41,921	Yamana Gold, Inc.	72,118

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

15,866	Yamato Kogyo Co., Ltd.	$375,642
7,663	Yara International ASA	290,502
9,600	Yodogawa Steel Works Ltd.	177,824
35,191	Zhaojin Mining Industry Co., Ltd. Class H	20,060
250,506	Zijin Mining Group Co., Ltd. Class H	56,969

		26,168,171

	Media - 0.8%
19,547	Comcast Corp. Class A	1,088,963
33,652	SES S.A.	879,915

		1,968,878

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
3,137	Evogene Ltd.*	20,736
4,652	Genus plc	95,253
600	Ouro Fino Saude Animal Participacoes S.A.	5,400
652	Zoetis, Inc.	28,069

		149,458

	Real Estate - 1.0%
11,324	American Tower Corp. REIT	1,068,306
22,402	Equity LifeStyle Properties, Inc. REIT	1,476,740

		2,545,046

	Retailing - 0.2%
4,400	Adastria Co., Ltd.	264,557
234	CST Brands, Inc.	9,065
304	Murphy USA, Inc.*	17,586
16,100	Xebio Holdings Co., Ltd.	283,918

		575,126

	Semiconductors & Semiconductor Equipment - 0.9%
7,918	First Solar, Inc.*	543,650
65,000	SCREEN Holdings Co., Ltd.	505,849
62,000	Shinko Electric Industries Co., Ltd.	379,534
17,689	SunPower Corp.*	450,008
18,400	Tokyo Seimitsu Co., Ltd.	394,717
1	Tower Semiconductor Ltd.*	11

		2,273,769

	Software & Services - 0.3%
127,000	Fujitsu Ltd.	530,342
11,400	Itochu Techno-Solutions Corp.	185,117

		715,459

	Telecommunication Services - 1.0%
25,676	KT Corp.	591,993
76,931	NTT DoCoMo, Inc.	1,706,194
20,800	Telefonica Brasil S.A. (Preference Shares)	180,761

		2,478,948

	Transportation - 1.2%
19,592	Canadian National Railway Co.	1,062,183
12,340	D/S Norden A/S*	164,521
1,172	Flughafen Zuerich AG	864,140
10,029	Hamburger Hafen und Logistik AG	139,374
818,000	Pacific Basin Shipping Ltd.	149,352
159,858	PostNL N.V.*	581,737

		2,961,307

	Utilities - 9.7%
36,652	Avangrid, Inc.*	1,409,269
160,478	Cheung Kong Infrastructure Holdings Ltd.	1,509,367
1,288,620	China Longyuan Power Group Corp. Ltd. Class H	769,966
42,100	Cia de Saneamento Basico do Estado de Sao Paulo	224,404
38,100	Cia Paranaense de Energia (Preference Shares)	210,037
577,153	Enel Green Power S.p.A.	1,131,188
30,819	Engie S.A.	491,735
197,071	ENN Energy Holdings Ltd.	888,601
38,025	Gas Natural SDG S.A.	746,965

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

969,816	Guangdong Investment Ltd.	$1,240,823
2,527	Kenon Holdings Ltd.*	22,873
22,673	Korea Electric Power Corp.*	995,305
116,153	National Grid plc	1,636,445
14,892	NextEra Energy, Inc.	1,663,585
154,776	NTPC Ltd.	326,572
172,561	Osaka Gas Co., Ltd.	654,495
27,135	Pattern Energy Group, Inc.	514,208
22,678	PG&E Corp.	1,245,249
130,375	Power Assets Holdings Ltd.	1,191,669
9,585	Red Electrica Corporacion S.A.	776,039
36,526	Severn Trent plc	1,146,223
175,454	Snam S.p.A.	984,448
46,946	SSE plc	974,099
75,520	Suez Environnement Co.	1,399,952
48,145	UGI Corp.	1,636,930

		23,790,447

	Total Common Stocks (cost $197,270,803)	159,112,629

Foreign Government Obligations - 3.4%
	Brazil - 0.9%
	Brazil Notas do Tesouro Nacional Series B
BRL 2,731,415	6.00%, 08/15/2018(4)	684,903
2,577,493	6.00%, 08/15/2022(4)	609,633
3,772,487	6.00%, 08/15/2030(4)	847,898

		2,142,434

	Israel - 0.6%
	Israel Government Bond - CPI Linked
ILS 2,172,777	1.00%, 05/30/2017(4)	551,852
2,141,568	1.75%, 09/29/2023(4)	594,665
1,245,952	2.75%, 08/30/2041(4)	411,553

		1,558,070

	Mexico - 0.8%
	Mexican Udibonos
MXN 13,538,501	4.00%, 06/13/2019(4)	784,445
21,350,984	4.00%, 11/15/2040(4)	1,208,942

		1,993,387

	South Africa - 0.4%
	South Africa Government Bond - CPI Linked
ZAR 5,861,456	2.00%, 01/31/2025(4)	369,224
6,430,560	3.45%, 12/07/2033(4)	490,512

		859,736

	South Korea - 0.1%
KRW 340,993,389	Inflation Linked Korea Treasury Bond 1.13%, 06/10/2023(4)	278,157

	Thailand - 0.1%
THB 10,075,985	Thailand Government Bond 1.20%, 07/14/2021(3)(4)	267,315

	Turkey - 0.5%
TRY 3,760,074	Turkey Government Bond 2.00%, 09/18/2024(4)	1,196,491

	Total Foreign Government Obligations (cost $10,060,314)	8,295,590

U.S. Government Securities - 19.0%
	U.S. Treasury Securities - 19.0%
	U.S. Treasury Bonds - 3.7%
$ 2,334,893	0.25%, 01/15/2025(4)	2,274,118
1,181,711	0.75%, 02/15/2042(4)	1,069,972
1,196,644	1.38%, 02/15/2044(4)	1,253,686
821,403	1.75%, 01/15/2028(4)	915,362
454,564	2.38%, 01/15/2025(4)	526,454
829,133	2.50%, 01/15/2029(4)	1,000,627

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 697,058	3.63%, 04/15/2028(4)	$927,541
830,191	3.88%, 04/15/2029(4)	1,147,836

		9,115,596

	U.S. Treasury Notes - 15.3%
3,020,050	0.13%, 04/15/2017(4)(5)	3,022,173
4,512,742	0.13%, 04/15/2018(4)	4,534,250
871,128	0.13%, 04/15/2019(4)	875,722
309,130	0.13%, 04/15/2020(4)	309,890
2,879,675	0.13%, 01/15/2022(4)	2,845,629
3,937,576	0.13%, 07/15/2022(4)	3,894,920
3,108,521	0.13%, 01/15/2023(4)	3,038,660
2,414,058	0.13%, 07/15/2024(4)	2,341,072
1,631,856	0.38%, 07/15/2023(4)	1,627,223
1,876,650	0.38%, 07/15/2025(4)	1,854,487
2,368,422	0.63%, 07/15/2021(4)	2,429,636
2,466,807	0.63%, 01/15/2024(4)	2,487,427
682,484	1.13%, 01/15/2021(4)	715,462
2,714,365	1.38%, 01/15/2020(4)	2,859,944
2,289,958	1.88%, 07/15/2019(4)	2,453,623
729,637	2.13%, 01/15/2019(4)	778,355
909,798	2.38%, 01/15/2017(4)	932,163
211,552	2.50%, 07/15/2016(4)	214,560
406,550	2.63%, 07/15/2017(4)	425,517

		37,640,713

	Total U.S. Government Securities (cost $46,717,241)	46,756,309

Exchange Traded Funds - 1.3%
	Other Investment Pools & Funds - 1.3%
567	ETFS Platinum Trust*	47,600
32,068	Market Vectors Agribusiness ETF	1,408,426
130,793	Market Vectors Gold Miners ETF	1,862,492

	Total Exchange Traded Funds (cost $3,430,755)	3,318,518

Warrants - 0.0%
	Materials - 0.0%
19,250	Shandong Denghai Seeds Co., Ltd. , Expires 4/24/18*	39,004

	Total Warrants (cost $23,288)	39,004

	Total Long-Term Investments (cost $257,502,401)	217,522,050
Short-Term Investments - 9.0%
	Other Investment Pools & Funds - 9.0%
22,089,174	Federated Prime Obligations Fund	22,089,174

	Total Short-Term Investments (cost $22,089,174)	22,089,174

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Investments Excluding Purchased Options (cost $279,591,575)	97.3%	$239,611,224
Total Purchased Options (cost $32,801)	0.0%	$5,379

Total Investments (cost $279,624,376)^	97.3%	$239,616,603
Other Assets and Liabilities	2.7%	6,712,224

Total Net Assets	100.0%	$246,328,827

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of January 31, 2016, the Fund invested 17.9% of its total assets in the Subsidiary.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,129,889
Unrealized Depreciation	(43,137,662)

Net Unrealized Depreciation	$(40,007,773)

*	Non-income producing.
(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $965, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
01/2013	3,730	CNK International Co., Ltd.	$20,155
09/2012	22,817	San Gold Corp.	15,327

			$35,482

At January 31, 2016, the aggregate value of these securities was $965, which represents 0.0% of total net assets.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $276,355, which represents 0.1% of total net assets.
(4)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(5)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Soybean Future Option	GSC	880.00 USD	02/19/16	USD	7	$4,419	$3,591	$828

Total purchased option contracts					7	$4,419	$3,591	$828

Exchange Traded Option Contracts Outstanding at January 31, 2016
Description	Exercise Price/FX Rate/Rate		Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Natural Gas Option		3.00 USD	02/24/16	USD	12	$960	$29,211	$(28,251)

Total purchased option contracts					12	$960	$29,211	$(28,251)

Written option contracts:
Calls
Natural Gas Option		4.00 USD	02/24/16	USD	(12)	$(120)	$(8,220)	$8,100

Puts
Natural Gas Option		2.50 USD	02/24/16	USD	(12)	$(29,880)	$(18,647)	$(11,233)

Total written option contracts					(24)	$(30,000)	$(26,867)	$(3,133)

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	18	02/29/2016	$503,575	$647,820	$144,245
Brent Crude Oil Future	83	04/29/2016	3,616,618	3,125,780	(490,838)
Brent Crude Oil Future	12	07/29/2016	414,041	477,720	63,679
Brent Crude Oil Future	21	10/31/2016	925,843	871,500	(54,343)
Coffee Future	7	03/18/2016	308,520	305,419	(3,101)
Copper Future	13	03/14/2016	1,539,760	1,483,950	(55,810)
Corn Future	43	03/14/2016	791,792	799,800	8,008
Corn Future	18	12/14/2016	385,244	353,925	(31,319)
Gasoline Future	4	02/29/2016	187,003	190,226	3,223
Gasoline Future	3	06/30/2016	205,936	170,566	(35,370)
Gold 100oz Future	10	04/27/2016	1,091,303	1,116,400	25,097
Hard Red Winter Wheat Future	22	03/14/2016	523,600	519,200	(4,400)
Henry Hub Natural Gas Future	10	12/28/2016	109,522	71,475	(38,047)
Henry Hub Natural Gas Future	10	01/27/2017	109,522	71,325	(38,197)
Henry Hub Natural Gas Future	10	02/24/2017	109,522	70,150	(39,372)
Henry Hub Natural Gas Future	11	03/29/2017	120,475	71,803	(48,672)
Henry Hub Natural Gas Future	11	04/26/2017	120,475	72,050	(48,425)
Henry Hub Natural Gas Future	11	05/26/2017	120,475	73,178	(47,297)
Henry Hub Natural Gas Future	11	06/28/2017	120,475	74,305	(46,170)
Henry Hub Natural Gas Future	11	07/27/2017	120,475	74,663	(45,812)

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Henry Hub Natural Gas Future	11	08/29/2017	$120,475	$74,608	$(45,867)
Henry Hub Natural Gas Future	11	09/27/2017	120,475	75,240	(45,235)
Henry Hub Natural Gas Future	11	10/27/2017	120,474	77,302	(43,172)
Henry Hub Natural Gas Future	10	11/28/2017	109,523	73,875	(35,648)
Henry Hub Natural Gas Future	4	12/27/2017	45,409	30,530	(14,879)
Henry Hub Natural Gas Future	4	01/29/2018	45,409	30,450	(14,959)
Henry Hub Natural Gas Future	4	02/26/2018	45,409	29,900	(15,509)
Henry Hub Natural Gas Future	5	03/27/2018	56,761	34,125	(22,636)
Henry Hub Natural Gas Future	5	04/26/2018	56,762	34,113	(22,649)
Henry Hub Natural Gas Future	4	05/29/2018	45,409	27,630	(17,779)
Henry Hub Natural Gas Future	4	06/27/2018	45,409	28,000	(17,409)
Henry Hub Natural Gas Future	4	07/27/2018	45,409	28,130	(17,279)
Henry Hub Natural Gas Future	4	08/29/2018	45,409	28,080	(17,329)
Henry Hub Natural Gas Future	4	09/26/2018	45,409	28,350	(17,059)
Henry Hub Natural Gas Future	4	10/29/2018	45,409	29,150	(16,259)
Henry Hub Natural Gas Future	4	11/28/2018	45,409	30,600	(14,809)
LME Nickel Future	24	03/14/2016	1,261,785	1,239,120	(22,665)
LME Primary Aluminum Future	6	06/13/2016	220,742	228,562	7,820
Lead Future	5	03/14/2016	202,550	215,125	12,575
Low Sulphur Gas Oil Future	17	02/11/2016	515,061	516,800	1,739
Natural Gas Future	52	02/25/2016	1,249,407	1,194,960	(54,447)
Palladium Future	14	03/29/2016	769,171	697,900	(71,271)
Platinum Future	17	04/27/2016	736,503	743,155	6,652
Primary Aluminum Future	19	03/14/2016	732,077	719,981	(12,096)
Primary Aluminum Future	10	12/19/2016	384,380	384,625	245
Silver Future	8	03/29/2016	568,870	569,720	850
Soybean Future	18	03/14/2016	794,355	794,025	(330)
Soybean Future	16	03/14/2016	271,943	296,448	24,505
Sugar No. 11 Future	9	04/29/2016	133,722	131,846	(1,876)
Sugar No. 11 Future	19	06/30/2016	296,041	277,704	(18,337)
WTI Crude Future	44	02/22/2016	1,316,206	1,479,280	163,074
WTI Crude Future	62	05/20/2016	2,154,644	2,356,000	201,356
WTI Crude Future	6	11/21/2016	325,789	250,500	(75,289)
WTI Crude Future	2	11/20/2017	103,505	90,420	(13,085)
Wheat Future	6	05/13/2016	144,282	145,500	1,218
Zinc Future	20	03/14/2016	818,368	811,000	(7,368)

Total					$(1,018,128)

Short position contracts:
Brent Crude Oil Future	3	10/26/2017	$36,451	$78,330	$(41,879)
Brent Crude Oil Future	7	10/31/2017	466,643	319,970	146,673
Brent Crude Oil Future	7	10/31/2018	446,125	339,290	106,835
Cattle Feeder Future	9	03/24/2016	705,679	707,625	(1,946)
Cocoa Future	11	03/15/2016	357,485	303,710	53,775
Copper Future	4	03/14/2016	472,855	456,600	16,255
LME Lead Future	5	03/14/2016	205,471	215,125	(9,654)
LME Nickel Future	4	03/14/2016	209,952	206,520	3,432
Lean Hogs Future	3	06/14/2016	88,973	96,780	(7,807)
Live Cattle Future	13	02/29/2016	685,792	703,560	(17,768)
Live Cattle Future	9	04/29/2016	498,521	482,400	16,121
Natural Gas Future	6	03/29/2016	140,450	139,920	530
Natural Gas Future	6	12/28/2016	175,061	171,540	3,521
Primary Aluminum Future	14	03/14/2016	515,863	530,513	(14,650)
Primary Aluminum Future	32	12/19/2016	1,371,535	1,230,800	140,735
Soybean Future	7	05/13/2016	313,698	309,575	4,123
Zinc Future	4	03/14/2016	159,291	162,200	(2,909)

Total					$395,387

Total futures contracts					$(622,741)

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BOA	CLICP Camara	2.09% Fixed	CLP 184,550,000	09/28/17	$—	$—	$(7,261)	$(7,261)

OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Platinum Spot	GSC	USD	307,224	Platinum Spot	10/31/16	$—	$—	$(42,228)	$(42,228)
S&P GSCI Industial Metals	GSC	USD	236,498	(.10)%	05/31/16	—	—	—	0

Total						$—	$—	$(42,228)	$(42,228)

Foreign Currency Contracts Outstanding at January 31, 2016

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Buy	02/02/16	DEUT	$1,931,365	$1,961,825	$30,460
BRL	Sell	02/02/16	SCB	1,956,635	1,961,825	(5,190)
BRL	Sell	03/02/16	DEUT	1,915,485	1,944,622	(29,137)
CLP	Buy	02/29/16	SCB	257,194	258,075	881
CNY	Sell	02/29/16	BOA	3,133,470	3,139,555	(6,085)
CNY	Sell	02/29/16	JPM	3,132,758	3,139,554	(6,796)
EUR	Buy	02/29/16	RBC	930,523	930,107	(416)
EUR	Sell	02/29/16	SSG	8,883,727	8,881,543	2,184
JPY	Sell	02/29/16	BNP	3,133,692	3,065,306	68,386
JPY	Sell	02/29/16	HSBC	3,132,167	3,065,298	66,869
RUB	Buy	02/29/16	HSBC	1,724,912	1,807,350	82,438
RUB	Buy	02/29/16	JPM	468,250	492,352	24,102

Total						$227,696

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Country

as of January 31, 2016

Country	Percentage of Net Assets
Australia	1.6%
Austria	0.1
Belgium	0.2
Bermuda	0.0
Brazil	1.5
Canada	6.6
Chile	0.0
China	1.1
Colombia	0.0
Denmark	0.1
Egypt	0.0
Finland	0.0
France	3.1
Germany	0.6
Hong Kong	2.2
India	0.5
Indonesia	0.0
Israel	0.6
Italy	2.3
Japan	6.7
Jersey	0.2
Luxembourg	0.4
Malaysia	0.0
Mexico	1.0
Netherlands	3.8
Norway	0.7
Peru	0.0
Philippines	0.0
Poland	0.0
Russia	1.2
Singapore	0.3
South Africa	1.1
South Korea	1.1
Spain	0.6
Sweden	0.0
Switzerland	1.3
Taiwan	0.2
Thailand	0.1
Turkey	0.5
Ukraine	0.0
United Kingdom	5.4
United States	43.2
Short-Term Investments	9.0
Other Assets & Liabilities	2.7
Zambia	0.0
Purchased Options	0.0

Total	100.0%

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$517,804	$—	$517,804	$—
Banks	3,600,051	—	3,600,051	—
Capital Goods	4,915,802	746,107	4,168,730	965
Commercial & Professional Services	478,337	25,943	452,394	—
Diversified Financials	1,023,909	184,574	839,335	—
Energy	78,773,684	50,453,428	28,320,256	—
Food & Staples Retailing	592,002	15,710	576,292	—
Food, Beverage & Tobacco	3,553,268	2,612,024	941,244	—
Insurance	2,031,163	—	2,031,163	—
Materials	26,168,171	12,320,282	13,847,889	—
Media	1,968,878	1,088,963	879,915	—
Pharmaceuticals, Biotechnology & Life Sciences	149,458	138,767	10,691	—
Real Estate	2,545,046	2,545,046	—	—
Retailing	575,126	26,651	548,475	—
Semiconductors & Semiconductor Equipment	2,273,769	993,658	1,280,111	—
Software & Services	715,459	—	715,459	—
Telecommunication Services	2,478,948	180,761	2,298,187	—
Transportation	2,961,307	1,062,183	1,899,124	—
Utilities	23,790,447	6,903,682	16,886,765	—
Foreign Government Obligations	8,295,590	—	8,295,590	—
U.S. Government Securities	46,756,309	—	46,756,309	—
Exchange Traded Funds	3,318,518	3,318,518	—	—
Warrants	39,004	—	39,004	—
Short-Term Investments	22,089,174	22,089,174	—	—
Purchased Options	5,379	5,379	—	—
Foreign Currency Contracts(2)	275,320	—	275,320	—
Futures Contracts(2)	1,156,286	1,156,286	—	—

Total	$241,048,209	$105,867,136	$135,180,108	$965

Liabilities
Foreign Currency Contracts(2)	$(47,624)	$—	$(47,624)	$—
Futures Contracts(2)	(1,779,027)	(1,737,148)	(41,879)	—
Swaps - Interest Rate(2)	(7,261)	—	(7,261)	—
Swaps - Total Return(2)	(42,228)	—	(42,228)	—
Written Options	(30,000)	(30,000)	—	—

Total	$(1,906,140)	$(1,767,148)	$(138,992)	$—

(1) For the period ended January 31, 2016, investments valued at $1,288,585 were transferred from Level 1 to Level 2, and investments valued at $357,036 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Total

Beginning balance	$20,059	$20,059
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	(43,605)	(43,605)
Net change in unrealized appreciation/depreciation	38,346	38,346
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	(13,835)	(13,835)

Ending balance	$965	$965

      The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $-.

 (1) Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Growth Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
Affiliated Investment Companies - 100.1%
	Alternative Funds - 3.0%
2,399,525	Hartford Real Total Return Fund*		$22,267,589

	Total Alternative Funds (cost $24,651,329)		22,267,589

	Domestic Equity Funds - 57.0%
5,293,671	Hartford Core Equity Fund		120,483,941
6,768,502	Hartford Small Cap Core Fund		72,016,866
4,621,392	The Hartford Equity Income Fund		75,929,478
1,747,595	The Hartford Growth Opportunities Fund		64,503,714
3,454,243	The Hartford MidCap Fund		87,081,471

	Total Domestic Equity Funds (cost $453,001,728)		420,015,470

	International/Global Equity Funds - 21.9%
6,814,111	The Hartford International Opportunities Fund		95,738,255
4,873,373	The Hartford International Small Company Fund		65,546,864

	Total International/Global Equity Funds (cost $171,553,776)		161,285,119

	Multi-Strategy Funds - 4.1%
3,107,548	The Hartford Global All-Asset Fund		30,112,141

	Total Multi-Strategy Funds (cost $30,951,198)		30,112,141

	Taxable Fixed Income Funds - 14.1%
2,863,314	The Hartford Quality Bond Fund		29,291,702
1,519,808	The Hartford Short Duration Fund		14,726,943
3,633,647	The Hartford Strategic Income Fund		29,686,898
2,940,786	The Hartford World Bond Fund		29,672,533

	Total Taxable Fixed Income Funds (cost $105,178,638)		103,378,076

	Total Affiliated Investment Companies (cost $785,336,669)		737,058,395

	Total Long-Term Investments (cost $785,336,669)		737,058,395

	Total Investments (cost $785,336,669)^	100.1%	$737,058,395
	Other Assets and Liabilities	(0.1)%	(448,350)

	Total Net Assets	100.0%	$736,610,045

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$172,579
Unrealized Depreciation	(48,450,853)

Net Unrealized Depreciation	$(48,278,274)

*	Non-income producing.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford Growth Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Composition by Investments

as of January 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	16.3%
Hartford Real Total Return Fund	3.0
Hartford Small Cap Core Fund	9.8
The Hartford Equity Income Fund	10.3
The Hartford Global All-Asset Fund	4.1
The Hartford Growth Opportunities Fund	8.8
The Hartford International Opportunities Fund	13.0
The Hartford International Small Company Fund	8.9
The Hartford MidCap Fund	11.8
The Hartford Quality Bond Fund	4.0
The Hartford Short Duration Fund	2.0
The Hartford Strategic Income Fund	4.1
The Hartford World Bond Fund	4.0
Other Assets & Liabilities	(0.1)

Total	100.0%

The Hartford Growth Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$737,058,395	$737,058,395	$—	$—

Total	$737,058,395	$737,058,395	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Healthcare Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 96.1%
	Biotechnology - 19.7%
124,810	Acorda Therapeutics, Inc.*	$4,595,504
109,077	Alder Biopharmaceuticals, Inc.*	2,637,482
605,091	Alkermes plc*	19,368,963
182,300	Alnylam Pharmaceuticals, Inc.*	12,567,762
211,371	Anacor Pharmaceuticals, Inc.*	15,880,303
1,957,723	Arena Pharmaceuticals, Inc.*	2,956,162
818,756	BioCryst Pharmaceuticals, Inc.*	5,706,729
30,053	Biogen, Inc.*	8,206,272
362,900	Cepheid*	10,687,405
12,180	Chiasma, Inc.*	125,454
527,073	Dicerna Pharmaceuticals, Inc.*	3,457,599
216,138	Five Prime Therapeutics, Inc.*	7,770,161
374,817	Galapagos N.V.*	18,677,588
700,381	Gilead Sciences, Inc.	58,131,623
396,497	GlycoMimetics, Inc.*	1,867,501
252,988	Incyte Corp.*	17,850,833
167,512	Innate Pharma S.A.*	2,235,069
376,223	Ironwood Pharmaceuticals, Inc.*	3,472,538
170,004	Nivalis Therapeutics, Inc.*	797,319
551,466	Otonomy, Inc.*	8,227,873
211,440	Portola Pharmaceuticals, Inc.*	6,983,863
111,200	PTC Therapeutics, Inc.*	2,648,784
94,412	Regeneron Pharmaceuticals, Inc.*	39,661,537
462,020	Regulus Therapeutics, Inc.*	2,670,476
847,860	Rigel Pharmaceuticals, Inc.*	2,331,615
83,534	Seattle Genetics, Inc.*	2,754,951
197,060	T2 Biosystems, Inc.*	1,747,922
353,483	TESARO, Inc.*	12,209,303
402,662	Trevena, Inc.*	2,931,380
158,283	Vertex Pharmaceuticals, Inc.*	14,364,182
341,600	Voyager Therapeutics, Inc.*	3,648,288

		297,172,441

	Drug Retail - 1.3%
130,590	CVS Health Corp.	12,613,688
79,753	Walgreens Boots Alliance, Inc.	6,357,909

		18,971,597

	Health Care Distributors - 3.9%
307,780	Cardinal Health, Inc.	25,044,059
207,840	McKesson Corp.	33,458,083

		58,502,142

	Health Care Equipment - 21.2%
848,860	Abbott Laboratories	32,129,351
533,760	AtriCure, Inc.*	9,330,125
636,643	Baxter International, Inc.	23,301,134
185,411	Becton Dickinson and Co.	26,953,197
2,148,390	Boston Scientific Corp.*	37,661,277
556,410	ConforMIS, Inc.*	6,120,510
247,430	EndoChoice Holdings, Inc.*	1,487,054
863,835	Globus Medical, Inc. Class A*	21,552,683
94,545	HeartWare International, Inc.*	3,795,036
125,560	Invuity, Inc.*	964,301
652,680	K2M Group Holdings, Inc.*	9,274,583
1,004,708	Medtronic plc	76,277,431
429,402	St. Jude Medical, Inc.	22,698,190
257,110	Stryker Corp.	25,492,457
90,982	Teleflex, Inc.	12,345,348
633,509	TriVascular Techonologies, Inc.*	3,553,985
62,163	Zimmer Biomet Holdings, Inc.	6,170,299

		319,106,961

	Health Care Facilities - 3.3%
127,610	Acadia Healthcare Co., Inc.*	7,788,038

The Hartford Healthcare Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,311,624	Georgia Healthcare Group plc*(1)	$3,249,606
347,320	HCA Holdings, Inc.*	24,166,525
59,670	LifePoint Health, Inc.*	4,164,369
93,790	Universal Health Services, Inc. Class B	10,564,506

		49,933,044

	Health Care Services - 2.1%
555,427	Envision Healthcare Holdings, Inc.*	12,274,937
338,430	Team Health Holdings, Inc.*	13,831,634
390,417	Teladoc, Inc.*	6,340,372

		32,446,943

	Health Care Supplies - 0.5%
104,186	Dentsply International, Inc.	6,135,514
224,400	Endologix, Inc.*	1,599,972

		7,735,486

	Health Care Technology - 2.8%
447,914	Allscripts Healthcare Solutions, Inc.*	6,172,255
81,200	athenahealth, Inc.*	11,514,160
342,463	Cerner Corp.*	19,866,279
247,707	Inovalon Holdings, Inc. Class A*	4,181,294

		41,733,988

	Internet Software & Services - 0.2%
584,700	Everyday Health, Inc.*	2,689,620

	Life Sciences Tools & Services - 4.3%
321,490	Agilent Technologies, Inc.	12,104,099
101,870	Illumina, Inc.*	16,090,366
136,980	PRA Health Sciences, Inc.*	5,901,098
7,730	Quintiles Transnational Holdings, Inc.*	470,216
229,610	Thermo Fisher Scientific, Inc.	30,322,297

		64,888,076

	Managed Health Care - 8.3%
323,990	Aetna, Inc.	32,995,142
1,337,200	Qualicorp S.A.	4,509,932
662,460	UnitedHealth Group, Inc.	76,288,893
155,860	WellCare Health Plans, Inc.*	11,842,243

		125,636,210

	Pharmaceuticals - 28.5%
442,667	Aerie Pharmaceuticals, Inc.*	7,321,712
333,188	Allergan plc*	94,768,663
1,254,440	AstraZeneca plc ADR	40,418,057
1,325,310	Bristol-Myers Squibb Co.	82,381,270
313,900	Daiichi Sankyo Co., Ltd.	6,535,714
190,100	Eisai Co., Ltd.	11,490,436
347,660	Eli Lilly & Co.	27,499,906
259,100	Intersect ENT, Inc.*	4,619,753
84,270	Johnson & Johnson	8,801,159
413,257	Medicines Co.*	14,282,162
320,540	MediWound Ltd.*	2,166,850
382,270	Merck & Co., Inc.	19,369,621
702,730	Mylan N.V.*	37,026,844
370,856	MyoKardia, Inc.*	3,337,704
817,432	Navbriva Therapeutics AG ADR*	6,923,649
185,602	Ocular Therapeutix, Inc.*	1,135,884
53,400	Ono Pharmaceutical Co., Ltd.	8,606,099
130,878	Revance Therapeutics, Inc.*	2,713,101
708,300	Shionogi & Co., Ltd.	30,909,805
596,741	Tetraphase Pharmaceuticals, Inc.*	3,246,271
164,905	UCB S.A.	14,099,525
562,351	XenoPort, Inc.*	2,794,884

		430,449,069

	Total Common Stocks (cost $1,374,792,579)	1,449,265,577

The Hartford Healthcare Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Long-Term Investments (cost $1,374,792,579)		1,449,265,577

Short-Term Investments - 3.7%
	Other Investment Pools & Funds - 3.7%
56,327,833	Federated Prime Obligations Fund		$56,327,833

	Total Short-Term Investments (cost $56,327,833)		56,327,833

	Total Investments (cost $1,431,120,412)^	99.8%	$1,505,593,410
	Other Assets and Liabilities	0.2%	2,998,638

	Total Net Assets	100.0%	$1,508,592,048

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$177,752,216
Unrealized Depreciation	(103,279,218)

Net Unrealized Appreciation	$74,472,998

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $3,249,606, which represents 0.2% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The Hartford Healthcare Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	1.3%
Health Care	94.6
Information Technology	0.2

Total	96.1%

Short-Term Investments	3.7
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford Healthcare Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$297,172,441	$276,259,784	$20,912,657	$—
Drug Retail	18,971,597	18,971,597	—	—
Health Care Distributors	58,502,142	58,502,142	—	—
Health Care Equipment	319,106,961	319,106,961	—	—
Health Care Facilities	49,933,044	49,933,044	—	—
Health Care Services	32,446,943	32,446,943	—	—
Health Care Supplies	7,735,486	7,735,486	—	—
Health Care Technology	41,733,988	41,733,988	—	—
Internet Software & Services	2,689,620	2,689,620	—	—
Life Sciences Tools & Services	64,888,076	64,888,076	—	—
Managed Health Care	125,636,210	125,636,210	—	—
Pharmaceuticals	430,449,069	358,807,490	71,641,579	—
Short-Term Investments	56,327,833	56,327,833	—	—

Total	$1,505,593,410	$1,413,039,174	$92,554,236	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford High Yield Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 0.0%
	Asset-Backed - Finance & Insurance - 0.0%
$ 920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

	Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	—

Corporate Bonds - 90.2%
	Advertising - 0.1%
150,000	Lamar Media Corp. 5.75%, 02/01/2026(3)	154,500

	Auto Parts & Equipment - 0.5%
	ZF North America Capital, Inc.
505,000	4.50%, 04/29/2022(3)	486,694
1,210,000	4.75%, 04/29/2025(3)	1,134,375

		1,621,069

	Chemicals - 0.7%
	Ineos Group Holdings S.A.
480,000	5.88%, 02/15/2019(3)	466,800
1,555,000	6.13%, 08/15/2018(3)	1,553,056

		2,019,856

	Commercial Banks - 6.4%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 1,600,000	7.00%, 02/19/2019(4)(5)(6)	1,630,667
$ 1,600,000	9.00%, 05/09/2018(4)(5)(6)	1,672,000
2,525,000	Barclays plc 8.25%, 12/15/2018(4)(6)	2,644,688
1,699,000	CIT Group, Inc. 5.50%, 02/15/2019(3)	1,754,218
945,000	Credit Agricole S.A. 7.88%, 01/23/2024(3)(4)(6)	920,050
2,280,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	2,225,658
775,000	HBOS Capital Funding L.P. 6.85%, 03/23/2016(4)(5)	780,627
710,000	ING Groep N.V. 6.00%, 04/16/2020(4)(6)	688,256
	Royal Bank of Scotland Group plc
2,205,000	6.99%, 10/05/2017(3)(4)(6)	2,524,725
1,875,000	7.50%, 08/10/2020(4)(6)	1,907,812
1,200,000	7.64%, 09/30/2017(4)(6)	1,233,000
1,130,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	1,177,740

		19,159,441

	Commercial Services - 0.6%
2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	1,843,825

	Construction Materials - 4.0%
1,790,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(3)	1,675,887
3,460,000	Building Materials Corp. of America 5.38%, 11/15/2024(3)	3,408,100
1,990,000	Cemex Finance LLC 6.00%, 04/01/2024(3)	1,701,450
	Cemex S.A.B. de C.V.
1,265,000	5.70%, 01/11/2025(3)	1,061,335
940,000	6.13%, 05/05/2025(3)	804,593
1,700,000	Nortek, Inc. 8.50%, 04/15/2021	1,755,250
1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,513,188

		11,919,803

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Distribution/Wholesale - 0.4%
	American Builders & Contractors Supply Co., Inc.
$ 870,000	5.63%, 04/15/2021(3)	$887,400
420,000	5.75%, 12/15/2023(3)	428,400

		1,315,800

	Diversified Financial Services - 3.2%
	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
1,670,000	4.50%, 05/15/2021	1,636,600
515,000	4.63%, 10/30/2020	507,275
	International Lease Finance Corp.
3,590,000	5.88%, 04/01/2019	3,720,137
1,335,000	5.88%, 08/15/2022	1,381,725
	Nationstar Mortgage LLC / Nationstar Capital Corp.
1,905,000	6.50%, 08/01/2018	1,838,325
410,000	6.50%, 07/01/2021	361,825
171,000	7.88%, 10/01/2020	162,878

		9,608,765

	Electric - 1.5%
	Dynegy, Inc.
915,000	5.88%, 06/01/2023	741,150
995,000	7.38%, 11/01/2022	880,575
670,000	7.63%, 11/01/2024	589,600
	GenOn Americas Generation LLC
1,385,000	8.50%, 10/01/2021	886,400
1,570,000	9.13%, 05/01/2031	942,000
1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(3)(7)	470,850

		4,510,575

	Entertainment - 0.5%
1,320,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(3)	1,367,850

	Food - 1.4%
637,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022(3)	665,665
360,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(3)	372,600
670,000	Post Holdings, Inc. 7.38%, 02/15/2022	706,012
	TreeHouse Foods, Inc.
1,870,000	4.88%, 03/15/2022	1,865,325
645,000	6.00%, 02/15/2024(3)	663,544

		4,273,146

	Food Service - 0.1%
255,000	Aramark Services, Inc. 5.13%, 01/15/2024(3)	263,288

	Forest Products & Paper - 0.7%
3,095,000	Tembec Industries, Inc. 9.00%, 12/15/2019(3)	1,957,587

	Healthcare-Products - 2.2%
	Alere, Inc.
2,175,000	6.38%, 07/01/2023(3)	2,055,375
2,140,000	6.50%, 06/15/2020	2,086,500
2,580,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(3)	2,467,125

		6,609,000

	Healthcare-Services - 9.4%
2,380,000	Amsurg Corp. 5.63%, 07/15/2022	2,388,925
	Community Health Systems, Inc.
3,760,000	6.88%, 02/01/2022	3,402,800
2,965,000	7.13%, 07/15/2020	2,831,575

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 970,000	Envision Healthcare Corp. 5.13%, 07/01/2022(3)	$953,025
2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,790,475
	HCA, Inc.
2,050,000	5.38%, 02/01/2025	2,073,063
4,354,000	7.50%, 11/15/2095	4,158,070
1,940,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,012,750
945,000	MEDNAX, Inc. 5.25%, 12/01/2023(3)	968,625
	Tenet Healthcare Corp.
2,565,000	4.75%, 06/01/2020	2,584,237
2,840,000	5.00%, 03/01/2019	2,676,700
455,000	6.75%, 06/15/2023	420,875
750,000	8.13%, 04/01/2022	751,875

		28,012,995

	Holding Companies-Diversified - 0.8%
2,341,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(3)	2,358,557

	Home Builders - 3.2%
	DR Horton, Inc.
240,000	4.00%, 02/15/2020	243,000
865,000	4.38%, 09/15/2022	860,675
220,000	5.75%, 08/15/2023	231,550
	KB Home
1,030,000	7.00%, 12/15/2021	968,200
1,520,000	7.50%, 09/15/2022	1,439,440
1,090,000	8.00%, 03/15/2020	1,114,525
	Lennar Corp.
2,095,000	4.75%, 11/15/2022	2,042,625
450,000	4.88%, 12/15/2023	441,000
1,595,000	M/I Homes, Inc. 6.75%, 01/15/2021(3)	1,547,150
565,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	553,700

		9,441,865

	Household Products/Wares - 0.8%
2,665,000	Sun Products Corp. 7.75%, 03/15/2021(3)	2,438,475

	Insurance - 0.4%
	CNO Financial Group, Inc.
340,000	4.50%, 05/30/2020	348,500
835,000	5.25%, 05/30/2025	843,350

		1,191,850

	Internet - 1.2%
770,000	Netflix, Inc. 5.88%, 02/15/2025(3)	794,063
	Zayo Group LLC / Zayo Capital, Inc.
2,175,000	6.00%, 04/01/2023(3)	2,126,062
835,000	6.38%, 05/15/2025(3)	809,950

		3,730,075

	Iron/Steel - 0.3%
	AK Steel Corp.
640,000	7.63%, 05/15/2020	243,200
910,000	7.63%, 10/01/2021	329,875
1,095,000	8.38%, 04/01/2022	361,350

		934,425

	Machinery-Diversified - 0.9%
2,785,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	2,645,750

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Media - 11.9%
	CCO Holdings LLC / CCO Holdings Capital Corp.
$ 105,000	5.13%, 02/15/2023	$104,738
460,000	5.13%, 05/01/2023(3)	460,000
495,000	5.75%, 09/01/2023	506,083
190,000	5.75%, 01/15/2024	195,463
1,525,000	7.38%, 06/01/2020	1,586,000
1,205,000	CCO Safari II LLC 4.91%, 07/23/2025(3)	1,206,194
1,610,000	CCOH Safari LLC 5.75%, 02/15/2026(3)	1,600,936
3,935,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(3)	3,541,500
	DISH DBS Corp.
1,250,000	5.00%, 03/15/2023	1,087,500
2,500,000	6.75%, 06/01/2021	2,550,000
2,162,000	7.88%, 09/01/2019	2,345,770
895,000	Gray Television, Inc. 7.50%, 10/01/2020	922,969
950,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(3)	999,875
1,860,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,841,400
225,000	LIN Television Corp. 5.88%, 11/15/2022	226,688
1,980,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(3)(4)	2,098,800
	Neptune Finco Corp.
600,000	10.13%, 01/15/2023(3)	634,500
705,000	10.88%, 10/15/2025(3)	745,537
925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	930,781
	TEGNA, Inc.
2,820,000	4.88%, 09/15/2021(3)	2,834,100
1,250,000	5.13%, 10/15/2019	1,309,375
270,000	5.50%, 09/15/2024(3)	271,350
800,000	6.38%, 10/15/2023	844,000
3,265,000	Tribune Media Co. 5.88%, 07/15/2022(3)	3,256,837
2,330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(3)	2,436,201
990,000	Videotron Ltd. 5.00%, 07/15/2022	998,662

		35,535,259

	Office/Business Equipment - 1.4%
	CDW LLC / CDW Finance Corp.
405,000	5.00%, 09/01/2023	409,050
560,000	5.50%, 12/01/2024	582,747
3,050,000	6.00%, 08/15/2022	3,206,313

		4,198,110

	Oil & Gas - 7.2%
	Antero Resources Corp.
470,000	5.38%, 11/01/2021	398,325
575,000	5.63%, 06/01/2023(3)	477,250
1,825,000	6.00%, 12/01/2020	1,596,875
1,935,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(3)	1,446,412
1,705,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	669,213
	Concho Resources, Inc.
1,740,000	5.50%, 10/01/2022	1,566,000
460,000	5.50%, 04/01/2023	417,215
	Continental Resources, Inc.
475,000	3.80%, 06/01/2024	306,908
735,000	4.90%, 06/01/2044	398,073

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,460,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	$2,447,700
295,000	Energen Corp. 4.63%, 09/01/2021	231,469
1,715,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	728,875
	Laredo Petroleum, Inc.
1,080,000	5.63%, 01/15/2022	766,800
1,185,000	6.25%, 03/15/2023	853,200
325,000	7.38%, 05/01/2022	241,313
375,000	Matador Resources Co. 6.88%, 04/15/2023	322,500
	MEG Energy Corp.
610,000	6.38%, 01/30/2023(3)	312,259
1,935,000	7.00%, 03/31/2024(3)	1,011,037
652,000	Noble Energy, Inc. 5.63%, 05/01/2021	652,000
2,760,000	Paragon Offshore plc 6.75%, 07/15/2022(3)	351,900
	QEP Resources, Inc.
1,795,000	5.25%, 05/01/2023	1,220,600
200,000	5.38%, 10/01/2022	136,000
235,000	6.80%, 03/01/2020	197,988
455,000	Range Resources Corp. 5.00%, 08/15/2022	354,900
500,000	Rice Energy, Inc. 7.25%, 05/01/2023	383,750
	RSP Permian, Inc.
980,000	6.63%, 10/01/2022(3)	872,200
60,000	6.63%, 10/01/2022	53,400
	Tullow Oil plc
1,650,000	6.00%, 11/01/2020(3)	1,047,750
1,340,000	6.25%, 04/15/2022(3)	840,850
	WPX Energy, Inc.
1,380,000	5.25%, 09/15/2024	752,100
920,000	6.00%, 01/15/2022	533,600

		21,588,462

	Packaging & Containers - 3.2%
1,138,706	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(3)(8)	1,047,610
	Ardagh Packaging Finance plc
685,000	6.00%, 06/30/2021(3)	618,213
1,457,000	9.13%, 10/15/2020(3)	1,460,642
	Ball Corp.
EUR 315,000	3.50%, 12/15/2020	349,856
415,000	4.38%, 12/15/2023	460,247
$ 1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022(3)	1,906,962
	Owens-Brockway Glass Container, Inc.
1,895,000	5.88%, 08/15/2023(3)	1,859,469
1,995,000	6.38%, 08/15/2025(3)	1,965,075

		9,668,074

	Pharmaceuticals - 3.1%
	Endo Finance LLC
540,000	6.00%, 07/15/2023(3)	542,700
2,645,000	6.00%, 02/01/2025(3)	2,612,255
1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(3)	1,852,740
2,055,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(3)	2,080,687
	Valeant Pharmaceuticals International, Inc.
1,155,000	5.50%, 03/01/2023(3)	1,019,288
1,335,000	5.88%, 05/15/2023(3)	1,194,825

		9,302,495

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Pipelines - 1.0%
	Energy Transfer Equity L.P.
$ 2,230,000	5.50%, 06/01/2027	$1,583,300
1,592,000	7.50%, 10/15/2020	1,400,960

		2,984,260

	REITS - 0.4%
1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,133,325

	Retail - 2.7%
1,415,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,223,975
1,455,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(3)(8)	363,750
2,660,000	L Brands, Inc. 6.88%, 11/01/2035(3)	2,749,775
2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020(3)	2,554,400
1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(3)	1,265,850

		8,157,750

	Semiconductors - 3.0%
2,350,000	Entegris, Inc. 6.00%, 04/01/2022(3)	2,385,250
3,575,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(3)	3,744,812
	Sensata Technologies B.V.
2,075,000	5.00%, 10/01/2025(3)	1,997,188
685,000	5.63%, 11/01/2024(3)	698,700

		8,825,950

	Shipbuilding - 0.1%
430,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(3)	442,900

	Software - 7.4%
	Activision Blizzard, Inc.
3,362,000	5.63%, 09/15/2021(3)	3,530,100
1,465,000	6.13%, 09/15/2023(3)	1,567,550
2,861,000	Audatex North America, Inc. 6.00%, 06/15/2021(3)	2,882,457
	Emdeon, Inc.
1,035,000	6.00%, 02/15/2021(3)	962,550
1,625,000	11.00%, 12/31/2019	1,690,000
	First Data Corp.
2,485,000	5.38%, 08/15/2023(3)	2,534,700
3,565,000	5.75%, 01/15/2024(3)	3,538,262
1,795,000	7.00%, 12/01/2023	1,808,463
1,434,000	Infor Software Parent LLC 7.13%, 05/01/2021(3)(8)	1,021,725
2,205,000	Infor US, Inc. 6.50%, 05/15/2022(3)	1,923,863
	MSCI, Inc.
180,000	5.25%, 11/15/2024(3)	185,625
580,000	5.75%, 08/15/2025(3)	613,350

		22,258,645

	Telecommunications - 9.5%
	Alcatel-Lucent USA, Inc.
3,070,000	6.45%, 03/15/2029	3,177,450
660,000	6.50%, 01/15/2028	668,250
601,000	6.75%, 11/15/2020(3)	646,075
	Altice Financing S.A.
235,000	6.50%, 01/15/2022(3)	233,825
530,000	6.63%, 02/15/2023(3)	520,725
	Frontier Communications Corp.
765,000	10.50%, 09/15/2022(3)	743,963

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,865,000	11.00%, 09/15/2025(3)	$1,797,394
	Level 3 Financing, Inc.
1,880,000	5.38%, 08/15/2022	1,908,200
2,245,000	6.13%, 01/15/2021	2,351,637
1,620,000	SoftBank Group Corp. 4.50%, 04/15/2020(3)	1,612,904
	Sprint Communications, Inc.
2,480,000	7.00%, 03/01/2020(3)	2,380,800
1,533,000	9.00%, 11/15/2018(3)	1,563,660
	Sprint Corp.
1,815,000	7.25%, 09/15/2021	1,306,800
1,680,000	7.88%, 09/15/2023	1,197,000
2,990,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	1,136,200
	T-Mobile USA, Inc.
2,775,000	6.63%, 11/15/2020	2,854,087
930,000	6.63%, 04/28/2021	961,388
EUR 3,075,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(3)	3,256,198

		28,316,556

	Total Corporate Bonds (cost $295,626,768)	269,790,283

Senior Floating Rate Interests - 0.9%(9)
	Electric - 0.3%
$ 3,200,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(1)(7)	964,448

	Insurance - 0.1%
485,000	Asurion LLC 8.50%, 03/03/2021	408,093

	Machinery-Diversified - 0.3%
1,015,658	Gardner Denver, Inc. 4.25%, 07/30/2020	912,437

	Semiconductors - 0.2%
470,000	NXP B.V. 3.75%, 12/07/2020	468,825

	Total Senior Floating Rate Interests (cost $4,303,167)	2,753,803

Convertible Bonds - 0.6%
	Home Builders - 0.3%
873,000	M/I Homes, Inc. 3.00%, 03/01/2018	808,617

	Oil & Gas - 0.3%
1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	831,753

	Total Convertible Bonds (cost $2,644,093)	1,640,370

Common Stocks - 0.1%
	Energy - 0.1%
104,555,002	KCA Deutag*(2)(3)(10)	410,378

	Total Common Stocks (cost $1,416,929)	410,378

Preferred Stocks - 0.9%
	Diversified Financials - 0.9%
108,616	GMAC Capital Trust I Series 2	2,764,277

	Total Preferred Stocks (cost $2,566,651)	2,764,277

	Total Long-Term Investments (cost $307,473,528)	277,359,111
Short-Term Investments - 5.2%
	Other Investment Pools & Funds - 5.2%
15,740,403	Fidelity Money Market Class 1	15,740,403

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Short-Term Investments (cost $15,740,403)		15,740,403

Total Investments (cost $323,213,931)^	97.9%	$293,099,514
Other Assets and Liabilities	2.1%	6,137,965

Total Net Assets	100.0%	$299,237,479

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,502,853
Unrealized Depreciation	(33,617,270)

Net Unrealized Depreciation	$(30,114,417)

*	Non-income producing.
(1)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $410,378, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $133,976,057, which represents 44.8% of total net assets.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $7,486,692, which represents 2.5% of total net assets.
(6)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.
(8)	This security may pay interest in additional principal instead of cash.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	104,555,002	KCA Deutag	$1,416,929

At January 31, 2016, the aggregate value of these securities was $410,378, which represents 0.1% of total net assets.

The Hartford High Yield Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	12,905,000	5.00%	12/20/20	$337,633	$72,870	$(264,763)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.23	USD	475,300	5.00%	12/20/19	$21,252	$20,431	$(821)

Total					$358,885	$93,301	$(265,584)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

EUR	Sell	02/29/16	SSG	$5,910,557	$5,909,104	$1,453

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

The Hartford High Yield Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Security Type

as of January 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.9

Total	1.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.6
Corporate Bonds	90.2
Senior Floating Rate Interests	0.9

Total	91.7%

Short-Term Investments	5.2
Other Assets & Liabilities	2.1

Total	100.0%

The Hartford High Yield Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	269,790,283	—	269,790,283	—
Senior Floating Rate Interests	2,753,803	—	2,753,803	—
Convertible Bonds	1,640,370	—	1,640,370	—
Common Stocks
Energy	410,378	—	—	410,378
Preferred Stocks	2,764,277	2,764,277	—	—
Short-Term Investments	15,740,403	15,740,403	—	—
Foreign Currency Contracts(2)	1,453	—	1,453	—

Total	$293,100,967	$18,504,680	$274,185,909	$410,378

Liabilities
Swaps - Credit Default(2)	$(265,584)	$—	$(265,584)	$—

Total	$(265,584)	$—	$(265,584)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Total

Beginning balance	$485,135	$485,135
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	(74,757)	(74,757)
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Ending balance	$410,378	$410,378

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(74,757).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Inflation Plus Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 3.8%
	Asset-Backed - Finance & Insurance - 0.2%
$ 1,360,000	HSI Asset Securitization Corp. Trust 0.70%, 02/25/2036(1)	$1,173,736

	Asset-Backed - Home Equity - 0.1%
1,303,229	GSAA Home Equity Trust 5.99%, 06/25/2036(1)	687,611
767,838	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	422,394

		1,110,005

	Whole Loan Collateral CMO - 3.5%
1,768,511	Adjustable Rate Mortgage Trust 0.70%, 11/25/2035(1)	1,608,076
378,863	Banc of America Alternative Loan Trust 6.23%, 10/25/2036(2)	241,510
1,650,833	Banc of America Funding Trust 6.05%, 10/25/2036(2)	1,371,775
590,044	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(1)	578,756
998,654	Chase Mortgage Finance Trust 2.68%, 12/25/2035(1)	922,868
	Connecticut Avenue Securities
1,117,000	3.03%, 05/25/2024(1)	947,694
525,000	3.33%, 07/25/2024(1)	461,456
1,318,000	3.43%, 07/25/2024(1)	1,157,671
616,000	4.43%, 05/25/2025(1)	565,692
593,000	4.73%, 02/25/2025(1)	561,551
585,000	4.83%, 01/25/2024(1)	569,805
582,000	5.33%, 11/25/2024(1)	565,308
562,000	5.68%, 10/25/2023(1)	576,400
634,796	Deutsche Alt-A Securities Mortgage Loan Trust 0.58%, 12/25/2036(1)	512,028
1,113,165	GSR Mortgage Loan Trust 2.76%, 10/25/2035(1)	981,547
	HarborView Mortgage Loan Trust
761,450	0.62%, 01/19/2038(1)	618,688
763,344	1.43%, 10/25/2037(1)	652,239
3,338,207	IndyMac Index Mortgage Loan Trust 0.72%, 01/25/2036(1)	2,137,078
1,632,549	JP Morgan Mortgage Trust 2.75%, 01/25/2037(1)	1,431,999
726,164	Luminent Mortgage Trust 0.63%, 10/25/2046(1)	617,088
1,529,717	MASTR Adjustable Rate Mortgages Trust 0.67%, 05/25/2037(1)	958,875
153,139	Residential Asset Securitization Trust 0.88%, 03/25/2035(1)	124,109
	Residential Funding Mortgage Securities, Inc.
374,789	3.36%, 02/25/2036(1)	337,254
710,319	6.00%, 07/25/2037	642,947
926,710	Structured Adjustable Rate Mortgage Loan Trust 2.66%, 06/25/2035(1)	806,853
	WaMu Mortgage Pass-Through Certificates Trust
868,513	0.85%, 06/25/2044(1)	780,561
1,471,359	1.29%, 08/25/2046(1)	1,216,418
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
301,462	0.52%, 02/25/2037(1)	193,533
1,096,497	1.12%, 11/25/2046(1)	754,677

		22,894,456

	Total Asset & Commercial Mortgage Backed Securities (cost $26,123,551)	25,178,197

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Government Obligations - 3.0%
	Brazil - 1.3%
	Brazil Notas do Tesouro Nacional Series B
BRL 10,214,821	6.00%, 08/15/2016(3)	$2,571,731
23,452,110	6.00%, 08/15/2022(3)	5,546,931

		8,118,662

	Colombia - 0.4%
	Colombian TES
COP 4,629,977,856	3.50%, 03/10/2021(3)	1,398,806
4,526,630,136	4.75%, 02/23/2023(3)	1,438,063

		2,836,869

	Russia - 0.2%
RUB 103,675,000	Russian Federal Bond - OFZ 14.42%, 01/29/2020(1)	1,416,234

	Turkey - 0.8%
	Turkey Government Bond
TRY 12,010,389	2.00%, 04/16/2025(3)	3,786,629
3,752,508	2.50%, 05/04/2016(3)	1,272,801

		5,059,430

	Uruguay - 0.3%
UYU 65,529,494	Uruguay Government International Bond 4.25%, 04/05/2027(3)	1,882,219

	Total Foreign Government Obligations (cost $22,171,328)	19,313,414

Senior Floating Rate Interests - 4.7%(4)
	Aerospace/Defense - 0.1%
$ 506,618	BE Aerospace, Inc. 4.00%, 12/16/2021	505,985

	Airlines - 0.1%
997,500	Delta Air Lines, Inc. 3.25%, 08/24/2022	994,537

	Auto Manufacturers - 0.2%
1,436,268	Chrysler Group LLC 3.50%, 05/24/2017	1,429,991

	Auto Parts & Equipment - 0.1%
640,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	639,360

	Biotechnology - 0.2%
1,273,546	RPI Finance Trust 3.25%, 11/09/2018	1,266,389

	Chemicals - 0.1%
570,645	Ineos U.S. Finance LLC 3.75%, 05/04/2018	549,246

	Diversified Financial Services - 0.1%
685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	681,863

	Electric - 0.2%
1,185,188	Calpine Corp. 4.00%, 10/09/2019	1,152,429

	Energy-Alternate Sources - 0.1%
848,495	MEG Energy Corp. 3.75%, 03/31/2020	654,555

	Food - 0.1%
265,000	Albertsons LLC 5.50%, 12/21/2022	258,706
130,000	B&G Foods, Inc. 3.75%, 11/02/2022	129,675
335,000	JBS USA LLC 4.00%, 10/30/2022	319,925

		708,306

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Healthcare-Products - 0.1%
$ 482,603	Truven Health Analytics, Inc. 4.50%, 06/06/2019	$463,902

	Healthcare-Services - 0.6%
	Community Health Systems, Inc.
110,712	3.75%, 12/31/2019	106,229
203,708	4.00%, 01/27/2021	195,814
1,955,000	HCA, Inc. 3.36%, 05/01/2018	1,951,833
1,465,774	IMS Health, Inc. 3.50%, 03/17/2021	1,435,081
338,523	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	329,721

		4,018,678

	Insurance - 0.1%
725,945	Asurion LLC 5.00%, 05/24/2019	681,938

	Media - 0.3%
300,000	Charter Communications Operating LLC 3.50%, 01/24/2023	299,514
460,000	Neptune Finco Corp. 5.00%, 10/09/2022	458,708
544,500	Numericable U.S. LLC 4.50%, 05/21/2020	523,128
673,321	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	659,168

		1,940,518

	Mining - 0.1%
448,250	Minerals Technologies, Inc. 3.75%, 05/09/2021	438,164

	Oil & Gas - 0.1%
1,200,250	Energy Transfer Equity L.P. 3.25%, 12/02/2019	895,687

	Packaging & Containers - 0.3%
500,639	Berry Plastics Holding Corp. 3.50%, 02/08/2020	493,390
199,500	Owens-Illinois, Inc. 3.50%, 09/01/2022	198,851
1,050,803	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,044,803

		1,737,044

	Pharmaceuticals - 0.2%
405,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	399,621
859,688	Grifols Worldwide Operations USA, Inc. 3.43%, 02/27/2021	856,249

		1,255,870

	Retail - 0.1%
145,000	Coty, Inc. 3.75%, 10/27/2022	144,275
290,000	Galleria Co. 0.00%, 01/26/2023(5)	288,008
323,412	Michaels Stores, Inc. 4.00%, 01/28/2020	320,481

		752,764

	Semiconductors - 0.3%
	Avago Technologies Cayman Ltd.
485,000	0.00%, 02/01/2023(5)	476,891
1,151,343	3.75%, 05/06/2021	1,149,547

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 325,000	NXP B.V. 3.75%, 12/07/2020	$324,187

		1,950,625

	Software - 0.7%
975,000	First Data Corp. 4.18%, 07/08/2022	955,744
770,504	Infor US, Inc. 3.75%, 06/03/2020	724,466
1,002,188	Kronos, Inc. 4.50%, 10/30/2019	982,565
1,698,010	Magic Newco LLC 5.00%, 12/12/2018	1,691,642
	SS&C Technologies, Inc.
259,890	4.01%, 07/08/2022	258,591
36,165	4.02%, 07/08/2022	35,984

		4,648,992

	Telecommunications - 0.5%
630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	620,235
275,000	T-Mobile USA, Inc. 3.50%, 11/09/2022	275,052
1,005,146	Telesat Canada 3.50%, 03/28/2019	985,043
996,490	Univision Communications, Inc. 4.00%, 03/01/2020	971,039
	Ziggo Financing Partnership
305,074	3.50%, 01/15/2022	295,504
196,596	3.51%, 01/15/2022	190,429
323,330	3.60%, 01/15/2022	313,187

		3,650,489

	Total Senior Floating Rate Interests (cost $31,863,368)	31,017,332

U.S. Government Agencies - 1.1%
	FHLMC - 1.1%
2,352,000	3.03%, 12/25/2027(1)	2,330,911
2,170,000	3.28%, 04/25/2028(1)	2,169,830
512,000	4.03%, 04/25/2024(1)	459,279
603,000	4.42%, 08/25/2024(1)	565,307
591,000	4.68%, 11/25/2023(1)	575,043
583,000	4.93%, 02/25/2024(1)	554,522
584,000	4.98%, 10/25/2024(1)	562,070

		7,216,962

	FNMA - 0.0%
1,418	FNMA 10.50%, 12/01/2018	1,426

	Total U.S. Government Agencies (cost $7,464,672)	7,218,388

U.S. Government Securities - 87.5%
	U.S. Treasury Securities - 87.5%
	U.S. Treasury Bonds - 9.9%
562,054	2.00%, 01/15/2026(3)	638,392
32,002,060	2.38%, 01/15/2025(3)	37,063,218
22,573,810	2.50%, 01/15/2029(3)	27,242,887

		64,944,497

	U.S. Treasury Notes - 77.6%
19,725,087	0.13%, 04/15/2017(3)	19,738,954
46,436,578	0.13%, 04/15/2018(3)	46,657,895
21,302,128	0.13%, 04/15/2019(3)	21,414,454
3,547,390	0.13%, 04/15/2020(3)	3,556,120
43,622,991	0.13%, 01/15/2022(3)(6)	43,107,236
41,790,944	0.13%, 07/15/2022(3)	41,338,222
41,476,077	0.13%, 01/15/2023(3)	40,543,944

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 46,341,351	0.13%, 07/15/2024(3)		$44,940,266
47,843,978	0.38%, 07/15/2023(3)		47,708,149
5,835,130	0.38%, 07/15/2025(3)		5,766,218
32,698,755	0.63%, 07/15/2021(3)		33,543,887
58,954,144	0.63%, 01/15/2024(3)		59,446,942
19,661,829	1.13%, 01/15/2021(3)		20,611,888
27,781,416	1.38%, 07/15/2018(3)		28,964,293
15,102,976	1.38%, 01/15/2020(3)		15,912,994
22,430,000	1.63%, 06/30/2020(7)		22,764,700
11,055,100	2.13%, 01/15/2019(3)		11,793,260
588	2.38%, 01/15/2017(3)		602

			507,810,024

	Total U.S. Government Securities (cost $574,983,798)		572,754,521

	Total Long-Term Investments (cost $662,606,717)		655,481,852
Short-Term Investments - 0.1%
	Other Investment Pools & Funds - 0.1%
621,242	Fidelity Money Market Class 1		621,242

	Total Short-Term Investments (cost $621,242)		621,242

	Total Investments (cost $663,227,959)^	100.2%	$656,103,094
	Other Assets and Liabilities	(0.2)%	(1,371,655)

	Total Net Assets	100.0%	$654,731,439

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$749,932
Unrealized Depreciation	(7,874,797)

Net Unrealized Depreciation	$(7,124,865)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(5)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(6)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.
(7)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	130	03/31/2016	$15,578,821	$15,687,344	$(108,523)

Total futures contracts					$(108,523)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.7	CBK	USD	8,900,000	0.50%	01/17/47	$—	$(233,507)	$(397,014)	$(163,507)
CMBX.NA.AAA.8	CBK	USD	18,100,000	0.50%	10/17/57	—	(672,505)	(1,077,290)	(404,785)

Total						$—	$(906,012)	$(1,474,304)	$(568,292)

Total traded indices						$—	$(906,012)	$(1,474,304)	$(568,292)

Total OTC contracts						$—	$(906,012)	$(1,474,304)	$(568,292)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(237,250)	$(237,250)
BCLY	2.16% Fixed	CPURNSA	USD	2,045,000	09/22/25	—	—	(19,110)	(19,110)
BCLY	2.16% Fixed	CPURNSA	USD	3,350,000	09/22/25	—	—	(31,258)	(31,258)
DEUT	1.11% Fixed	CPURNSA	USD	18,925,000	01/15/17	—	—	(163,369)	(163,369)
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	(56,584)	(56,584)
DEUT	2.17% Fixed	CPURNSA	USD	3,360,000	09/22/25	—	—	(32,890)	(32,890)
JPM	1.81% Fixed	CPURNSA	USD	9,605,000	09/11/25	—	—	(147,455)	(147,455)
MSC	1.81% Fixed	CPURNSA	USD	10,385,000	09/23/25	—	—	(159,550)	(159,550)

Total						$—	$—	$(847,466)	$(847,466)

Foreign Currency Contracts Outstanding at January 31, 2016

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	WEST	$6,559,348	$6,615,369	$56,021
AUD	Buy	02/29/16	CBA	3,892,773	3,921,867	29,094
AUD	Sell	02/29/16	HSBC	3,922,017	3,933,176	(11,159)
BRL	Buy	02/02/16	SCB	3,007,352	3,015,328	7,976
BRL	Buy	03/02/16	DEUT	2,944,104	2,988,888	44,784
BRL	Sell	02/02/16	DEUT	2,968,512	3,015,329	(46,817)
BRL	Sell	03/02/16	SCB	10,971,495	10,582,107	389,388
CAD	Buy	02/29/16	BMO	8,975,026	9,107,002	131,976
CAD	Buy	02/29/16	RBC	2,610,527	2,627,596	17,069
CAD	Sell	02/29/16	RBC	3,785,292	3,810,407	(25,115)
CHF	Buy	02/29/16	BNP	2,177,592	2,175,506	(2,086)
CHF	Sell	02/29/16	CSFB	6,475,606	6,419,015	56,591

The Hartford Inflation Plus Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CLP	Sell	03/16/16	SSG	$248,266	$246,248	$2,018
COP	Sell	03/16/16	SCB	2,623,393	2,607,913	15,480
COP	Sell	03/16/16	SSG	276,978	277,904	(926)
EUR	Sell	02/29/16	SSG	9,165,647	9,163,393	2,254
GBP	Buy	02/29/16	UBS	2,640,905	2,623,331	(17,574)
JPY	Buy	02/29/16	DEUT	1,305,194	1,307,534	2,340
JPY	Buy	02/29/16	SSG	1,305,302	1,307,543	2,241
JPY	Sell	02/29/16	BNP	3,939,465	3,853,495	85,970
JPY	Sell	02/29/16	HSBC	3,937,559	3,853,496	84,063
JPY	Sell	02/29/16	DEUT	1,320,282	1,294,559	25,723
MXN	Buy	03/16/16	MSC	4,906,461	4,626,609	(279,852)
MXN	Sell	03/16/16	RBC	4,796,885	4,529,005	267,880
RUB	Sell	03/16/16	CBK	786,425	726,150	60,275
RUB	Sell	03/16/16	JPM	772,444	727,693	44,751
TRY	Sell	03/16/16	BCLY	4,969,131	4,968,300	831
UYU	Sell	03/16/16	HSBC	449,280	441,212	8,068
UYU	Sell	03/16/16	HSBC	650,094	643,432	6,662
UYU	Sell	03/16/16	HSBC	753,329	753,711	(382)

Total						$957,544

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The Hartford Inflation Plus Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Security Type

as of January 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.8%
Foreign Government Obligations	3.0
Senior Floating Rate Interests	4.7
U.S. Government Agencies	1.1
U.S. Government Securities	87.5

Total	100.1%

Short-Term Investments	0.1
Other Assets & Liabilities	(0.2)

Total	100.0%

The Hartford Inflation Plus Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$25,178,197	$—	$25,178,197	$—
Foreign Government Obligations	19,313,414	—	19,313,414	—
Senior Floating Rate Interests	31,017,332	—	31,017,332	—
U.S. Government Agencies	7,218,388	—	7,218,388	—
U.S. Government Securities	572,754,521	—	572,754,521	—
Short-Term Investments	621,242	621,242	—	—
Foreign Currency Contracts(2)	1,341,455	—	1,341,455	—

Total	$657,444,549	$621,242	$656,823,307	$—

Liabilities
Foreign Currency Contracts(2)	$(383,911)	$—	$(383,911)	$—
Futures Contracts(2)	(108,523)	(108,523)	—	—
Swaps - Credit Default(2)	(568,292)	—	(568,292)	—
Swaps - Interest Rate(2)	(847,466)	—	(847,466)	—

Total	$(1,908,192)	$(108,523)	$(1,799,669)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford International Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 95.7%
	Argentina - 0.7%
1,148	Banco Macro S.A. ADR*	$73,438
3,218	Grupo Financiero Galicia S.A. ADR	87,819
2,957	Pampa Energia S.A. ADR*	66,207

		227,464

	Australia - 5.2%
3,691	AGL Energy Ltd.	49,224
12,787	AMP Ltd.	49,277
6,487	APA Group	39,545
36,125	Aquarius Platinum Ltd.*	6,306
5,720	Asciano Ltd.	36,263
1,279	ASX Ltd.	38,687
19,672	AusNet Services	20,601
5,796	Australia & New Zealand Banking Group Ltd.	100,613
2,892	Bank of Queensland Ltd.	27,090
10,173	BHP Billiton plc	98,781
6,804	Brambles Ltd.	54,353
4,426	Coca-Cola Amatil Ltd.	26,497
2,636	Commonwealth Bank of Australia	149,001
6,513	Dexus Property Group REIT	34,352
9,648	Goodman Group REIT	42,246
11,366	GPT Group REIT	39,759
11,575	Insurance Australia Group Ltd.	43,781
24,985	Mirvac Group REIT	34,115
5,521	National Australia Bank Ltd.	109,680
806	Ramsay Health Care Ltd.	34,993
69,216	Resolute Mining Ltd.*	15,970
21,046	Scentre Group REIT	65,743
2,472	Sonic Healthcare Ltd.	32,589
18,773	Spotless Group Holdings Ltd.	14,025
14,318	Stockland REIT	42,010
5,680	Suncorp Group Ltd.	47,386
7,554	Sydney Airport	35,571
10,916	Tatts Group Ltd.	32,472
16,409	Telstra Corp. Ltd.	66,118
7,987	Transurban Group	61,577
19,955	Vicinity Centres REIT	41,544
3,072	Wesfarmers Ltd.	92,691
9,433	Western Areas Ltd.	12,836
8,229	Westfield Corp. REIT	58,579

		1,654,275

	Austria - 0.0%
274	Zumtobel Group AG	5,687

	Belgium - 2.1%
1,756	Ageas	71,313
5,336	AGFA-Gevaert N.V.*	22,773
2,102	Anheuser-Busch InBev N.V.	264,361
1,070	Bekaert S.A.	34,474
577	Colruyt S.A.	30,852
475	Groupe Bruxelles Lambert S.A.	36,113
1,844	Mobistar S.A.*	38,321
1,053	Proximus	36,399
1,628	UCB S.A.	139,196

		673,802

	Brazil - 0.7%
3,500	Cia Paranaense de Energia (Preference Shares)	19,295
22,000	Kroton Educacional S.A.	46,752
1,400	Multiplan Empreendimentos Imobiliarios S.A.	14,491
5,800	Natura Cosmeticos S.A.	32,496
400	Petro Rio S.A.*	146
5,365	Petroleo Brasileiro S.A. ADR*	18,616
2,200	Raia Drogasil S.A.	22,815

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

9,350	Suzano Papel e Celulose S.A. Class A, (Preference Shares)	$37,285
1,900	Telefonica Brasil S.A. (Preference Shares)	16,512

		208,408

	Canada - 6.5%
575	Alimentation Couche-Tard, Inc. Class B	25,029
787	Atco Ltd. Class I	21,814
1,616	Bank of Montreal	86,770
3,244	Bank of Nova Scotia	132,895
2,660	Barrick Gold Corp.	26,450
861	BCE, Inc.	34,682
2,467	Brookfield Asset Management, Inc. Class A	74,473
1,119	Canadian Imperial Bank of Commerce	72,880
2,339	Canadian National Railway Co.	126,809
2,800	Canadian Natural Resources Ltd.	59,942
435	Canadian Tire Corp. Ltd. Class A	35,445
1,036	Canadian Utilities Ltd. Class A	26,719
5,750	Centerra Gold, Inc.	26,187
1,536	CI Financial Corp.	33,924
1,125	Descartes Systems Group, Inc. (The)*	20,028
9,239	Eldorado Gold Corp.	20,695
1,401	Empire Co., Ltd.	26,482
1,809	EnCana Corp.	7,942
1,378	First Capital Realty, Inc.	18,414
1,514	Fortis, Inc.	43,997
390	George Weston Ltd.	30,069
1,322	Gildan Activewear, Inc.	33,369
1,573	Great-West Lifeco, Inc.	38,985
1,410	H&R REIT	18,972
861	IGM Financial, Inc.	22,070
707	Intact Financial Corp.	42,393
18,300	Ivanhoe Mines Ltd. Class A*	8,883
14,343	Kinross Gold Corp.*	23,523
1,040	Loblaw Cos. Ltd.	48,841
1,650	Magna International, Inc.	57,324
5,343	Manulife Financial Corp.	74,258
1,444	Metro, Inc.	42,684
1,533	National Bank of Canada	43,739
1,781	Northern Dynasty Minerals Ltd.*	483
568	Onex Corp.	33,949
2,247	Painted Pony Petroleum Ltd.*	6,737
1,911	Power Corp. of Canada	40,528
1,464	Power Financial Corp.	33,786
1,430	RioCan REIT	25,254
1,470	Rogers Communications, Inc. Class B	50,336
2,402	Royal Bank of Canada	124,395
1,586	Saputo, Inc.	38,945
2,154	Shaw Communications, Inc. Class B	37,286
2,074	Sun Life Financial, Inc.	59,486
1,425	Suncor Energy, Inc.	33,751
1,237	TELUS Corp.	34,411
3,220	Toronto-Dominion Bank	122,166
5,850	Uranium Participation Corp.*	21,172

		2,069,372

	Chile - 0.6%
34,399	AES Gener S.A.	15,194
32,200	Aguas Andinas S.A. Class A	16,149
229,236	Banco de Chile	23,608
435	Banco de Credito e Inversiones	16,831
588,176	Banco Santander Chile	25,509
81,261	Colbun S.A.	20,556
24,993	Empresa Nacional de Electricidad S.A.	32,572
131,878	Enersis S.A.	31,470

		181,889

	China - 3.8%
1,615	Alibaba Group Holding Ltd. ADR*	108,253

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

636	Baidu, Inc. ADR*	$103,840
73,800	Cosmo Lady China Holdings Co., Ltd.(1)	66,299
108,000	Daphne International Holdings Ltd.*	14,680
14,000	ENN Energy Holdings Ltd.	63,127
31,388	Fosun International Ltd.	41,586
33,600	Fuyao Glass Industry Group Co., Ltd. Class H*(1)	68,429
28,000	Huadian Fuxin Energy Corp. Ltd. Class H	5,494
3,441	iKang Healthcare Group, Inc. ADR*	71,573
2,111	Kweichow Moutai Co., Ltd. Class A	64,659
1,719	New Oriental Education & Technology Group, Inc. ADR	53,994
15,000	Ping An Insurance Group Co. of China Ltd. Class H	67,960
4,174	Sinovac Biotech Ltd.*	20,953
1,550	TAL Education Group ADR*	74,353
15,440	Tencent Holdings Ltd.	290,067
6,006	Vipshop Holdings Ltd. ADR*	77,117
12,800	Wynn Macau Ltd.	13,860

		1,206,244

	Czech Republic - 0.1%
1,409	CEZ AS	23,432

	Denmark - 0.6%
1,511	D/S Norden A/S*	20,145
1,306	DSV A/S	50,825
3,874	H. Lundbeck A/S*	125,830

		196,800

	Finland - 0.3%
2,080	Kone Oyj Class B	91,425

	France - 6.8%
240	Aeroports de Paris	27,187
769	Air Liquide S.A.	79,522
432	Alten S.A.	24,316
4,595	BNP Paribas S.A.	217,673
1,349	Carrefour S.A.	38,394
4,579	Cie de Saint-Gobain	188,720
2,453	Coface S.A.*	20,118
1,378	Danone S.A.	94,910
293	Devoteam S.A.	10,857
3,475	Engie S.A.	55,446
718	Essilor International S.A.	89,076
3,972	Groupe Eurotunnel SE	45,643
459	L’Oreal S.A.	78,454
1,823	Metropole Television S.A.	29,063
2,479	Orange S.A.	44,016
653	Pernod Ricard S.A.	76,423
776	Peugeot S.A.*	11,539
422	Renault S.A.	35,808
3,118	Rexel S.A.	36,926
1,009	Safran S.A.	65,366
2,823	Schneider Electric SE	150,623
920	SCOR SE	32,070
1,461	Societe Generale S.A.	55,734
518	Sodexo S.A.	50,732
471	Sopra Steria Group	51,056
2,767	Suez Environnement Co.	51,293
471	Thales S.A.	35,850
5,392	Total S.A.	239,518
668	Valeo S.A.	86,799
514	Vicat S.A.	27,749
1,109	Vinci S.A.	75,132
1,450	Vivendi S.A.	31,523
1,425	Zodiac Aerospace	29,716

		2,187,252

	Germany - 4.0%
784	Allianz SE	126,880
1,872	Beiersdorf AG	172,774

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

4,431	Deutsche Lufthansa AG*	$64,975
2,941	E.ON SE	30,136
1,157	Hamburger Hafen und Logistik AG	16,079
354	Hannover Rueck SE	37,257
486	Henkel AG & Co. KGaA	44,814
210	Kabel Deutschland Holding AG	26,906
2,708	Kontron AG*	9,716
286	MAN SE	28,898
1,170	METRO AG	33,152
444	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	85,546
1,276	Rheinmetall AG	91,170
1,485	RWE AG	20,801
1,127	Salzgitter AG	24,073
1,664	SAP SE	132,596
1,823	Suedzucker AG	27,575
2,058	TUI AG	34,822
5,050	Vonovia SE	153,918
3,440	Zalando SE*(1)	118,468

		1,280,556

	Greece - 0.6%
5,632	Alpha Bank A.E.*	11,422
18,360	Hellenic Telecommunications Organization S.A.	159,859
3,023	OPAP S.A.	22,409

		193,690

	Hong Kong - 2.4%
47,635	AMVIG Holdings Ltd.	17,841
8,439	Bank of East Asia Ltd.	24,806
4,013	Cheung Kong Infrastructure Holdings Ltd.	37,744
10,200	China Merchants Holdings International Co., Ltd.	28,153
15,300	China Resources Gas Group Ltd.	38,180
88,500	China Traditional Chinese Medicine Co., Ltd.*	48,843
7,123	CLP Holdings Ltd.	59,834
432,000	CST Mining Group Ltd.*	4,287
2,900	Dah Sing Financial Holdings Ltd.	13,632
798,000	G-Resources Group Ltd.	18,391
3,101	Hang Seng Bank Ltd.	51,562
27,558	Hong Kong & China Gas Co., Ltd.	48,509
8,950	IMAX China Holding, Inc.*(1)	57,249
61,500	Kingboard Laminates Holdings Ltd.	24,904
8,182	MTR Corp. Ltd.	37,044
62,000	New World Department Store China Ltd.*	8,108
97,000	Pacific Basin Shipping Ltd.	17,710
5,745	Power Assets Holdings Ltd.	52,511
41,950	Sands China Ltd.	146,521
3,445	Swire Pacific Ltd. Class A	33,233

		769,062

	Hungary - 0.2%
22,640	Magyar Telekom Telecommunications plc*	31,253
1,332	OTP Bank plc	28,335

		59,588

	India - 2.0%
10,876	Allahabad Bank	8,666
6,847	Asian Paints Ltd.	88,131
12,311	Axis Bank Ltd.	74,682
12,314	Bharti Infratel Ltd.	65,946
1,167	Britannia Industries Ltd.	46,442
5,317	Canara Bank	15,329
12,520	Corp. Bank	7,201
8,146	ICICI Bank Ltd.	27,745
20,701	ICICI Bank Ltd. ADR	137,662
41,358	Manappuram Finance Ltd.	17,591
30,232	NTPC Ltd.	63,789

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

6,250	Sun Pharmaceutical Industries Ltd.	$80,899

		634,083

	Indonesia - 0.0%
82,000	Harum Energy Tbk PT*	3,691
17,600	Indo Tambangraya Megah Tbk PT	6,212

		9,903

	Ireland - 1.5%
163,949	Bank of Ireland*	54,071
11,236	C&C Group plc	43,717
7,951	CRH plc	211,430
3,379	Experian plc	57,642
29,134	Hibernia plc REIT	40,840
674	Kerry Group plc Class A	54,960
810	Smurfit Kappa Group plc	17,574

		480,234

	Israel - 0.2%
2,540	Mobileye N.V.*	68,910

	Italy - 1.4%
3,669	Banca Popolare dell-Emilia Romagna SC	21,998
1,324	Brunello Cucinelli S.p.A.	22,158
2,840	Buzzi Unicem S.p.A.	43,038
4,972	Eni S.p.A.	72,154
29,274	Intesa Sanpaolo S.p.A.	83,407
1,677	Luxottica Group S.p.A.	104,826
27,057	Telecom Italia S.p.A.*	30,114
8,976	UniCredit S.p.A.	34,700
10,969	Unione di Banche Italiane S.p.A.	51,400

		463,795

	Japan - 13.2%
500	Adastria Co., Ltd.	30,063
200	Aeon Delight Co., Ltd.	6,594
2,000	Aichi Steel Corp.	7,732
2,150	Aisan Industry Co., Ltd.	20,495
300	Alpha Systems, Inc.	4,526
1,100	Asahi Group Holdings Ltd.	35,307
1,400	Avex Group Holdings, Inc.	15,771
500	Benesse Holdings, Inc.	13,982
2,200	Canon, Inc.	61,473
1,400	Cawachi Ltd.	23,571
1,470	Chubu Steel Plate Co., Ltd.	6,321
1,200	CMIC Holdings Co., Ltd.	14,246
3,200	Dai-ichi Life Insurance Co., Ltd.	44,230
1,350	Daiichi Sankyo Co., Ltd.	28,108
2,600	Dena Co., Ltd.	37,630
240	East Japan Railway Co.	22,060
2,000	Eighteenth Bank Ltd.	5,397
4,840	Eisai Co., Ltd.	292,550
800	en-japan, Inc.	27,034
1,600	Exedy Corp.	37,375
900	Fujimi, Inc.	11,499
15,000	Fujitsu Ltd.	62,639
3,400	Funai Electric Co., Ltd.	24,436
700	Gendai Agency, Inc.	3,460
5,900	Gree, Inc.	26,016
1,775	Hino Motors Ltd.	20,143
1,700	Hisaka Works Ltd.	12,026
1,600	Hitachi Chemical Co., Ltd.	28,129
2,600	Honda Motor Co., Ltd.	70,478
2,320	Honeys Co., Ltd.	24,938
5,100	Hosiden Corp.	24,285
3,800	Inpex Corp.	33,833
1,900	Itochu Techno-Solutions Corp.	30,853
1,300	Japan Digital Laboratory Co., Ltd.	17,301
1,300	Japan Petroleum Exploration Co., Ltd.	33,768

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

10,000	Japan Steel Works Ltd.	$31,925
3,500	JSR Corp.	50,828
3,850	KDDI Corp.	97,492
2,800	Keihin Corp.	44,098
1,800	Kuroda Electric Co., Ltd.	29,085
1,800	Kyoei Steel Ltd.	31,352
4,500	Leopalace21 Corp.*	24,924
750	Maruichi Steel Tube Ltd.	21,238
1,500	Melco Holdings, Inc.	26,266
1,500	Mimasu Semiconductor Industry Co., Ltd.	13,053
1,200	Miraial Co., Ltd.	9,347
36,815	Mitsubishi UFJ Financial Group, Inc.	188,783
4,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	21,844
6,000	Mitsui Chemicals, Inc.	26,266
1,500	Mitsumi Electric Co., Ltd.	7,135
53,500	Mizuho Financial Group, Inc.	92,567
26,200	NEC Corp.	69,392
5,000	NET One Systems Co., Ltd.	28,138
2,200	Neturen Co., Ltd.	16,519
4,800	Nichicon Corp.	32,921
910	Nidec Corp.	62,088
3,900	Nikon Corp.	57,375
960	Nintendo Co., Ltd.	134,605
2,720	Nippon Telegraph & Telephone Corp.	115,798
3,400	Nishimatsuya Chain Co., Ltd.	29,342
2,600	Nissin Kogyo Co., Ltd.	36,368
500	Nitto Denko Corp.	28,752
3,000	Oita Bank Ltd.	10,391
1,673	Ono Pharmaceutical Co., Ltd.	269,626
5,000	Pacific Metals Co., Ltd.*	12,310
838	Pal Co., Ltd.	17,363
14,400	Pioneer Corp.*	33,653
500	Proto Corp.	7,128
1,200	Relia, Inc.	10,494
700	Rohm Co., Ltd.	31,812
7,000	SCREEN Holdings Co., Ltd.	54,476
2,068	Seven & I Holdings Co., Ltd.	92,238
300	Shimamura Co., Ltd.	33,558
3,000	Shinkawa Ltd.*	13,409
6,200	Shinko Electric Industries Co., Ltd.	37,953
630	SoftBank Group Corp.	27,742
2,900	Sony Corp.	67,307
1,900	Sony Financial Holdings, Inc.	31,440
9,000	Sumitomo Bakelite Co., Ltd.	34,284
6,000	Sumitomo Heavy Industries Ltd.	23,754
2,100	Sumitomo Mitsui Financial Group, Inc.	70,452
3,300	Sumitomo Riko Co., Ltd.	30,080
200	Suzuken Co., Ltd. / Aichi Japan	6,918
15,600	T&D Holdings, Inc.	178,507
2,300	Takata Corp.*	12,697
4,550	Takeda Pharmaceutical Co., Ltd.	220,328
3,000	Tochigi Bank Ltd.	14,267
1,500	Tokai Rika Co., Ltd.	36,900
2,000	Tokyo Seimitsu Co., Ltd.	42,904
4,900	Tokyo Steel Manufacturing Co., Ltd.	34,633
9,000	Toshiba Machine Co., Ltd.	27,529
12,000	Toyo Engineering Corp.	29,758
2,200	Toyoda Gosei Co., Ltd.	47,664
650	Toyota Industries Corp.	32,624
2,800	Ushio, Inc.	36,402
1,800	Xebio Holdings Co., Ltd.	31,742
2,000	Yamanashi Chuo Bank Ltd.	9,393
1,420	Yamato Kogyo Co., Ltd.	33,620
1,000	Yodogawa Steel Works Ltd.	18,523

		4,209,649

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Malaysia - 1.4%
21,497	Axiata Group Bhd	$29,106
18,229	Berjaya Sports Toto Bhd	13,732
26,955	DiGi.Com Bhd	31,728
5,278	Genting Plantations Bhd	14,532
6,804	Hong Leong Bank Bhd	21,491
19,329	IHH Healthcare Bhd	30,562
31,212	IJM Corp. Bhd	25,992
27,817	IOI Corp. Bhd	32,600
23,589	Malayan Banking Bhd	48,856
17,568	Maxis Bhd	24,266
5,501	Petronas Gas Bhd	30,442
11,971	Public Bank Bhd	53,122
20,582	Sime Darby Bhd	40,013
15,825	Tenaga Nasional Bhd	51,917

		448,359

	Mexico - 0.9%
3,993	Arca Continental S.A.B. de C.V.	23,987
6,521	Fomento Economico Mexicano S.A.B. de C.V.	61,839
1,962	Fomento Economico Mexicano S.A.B. de C.V. ADR	186,037
11,549	Grupo Bimbo S.A.B. de C.V. Series A*	32,251

		304,114

	Netherlands - 2.6%
487	Akzo Nobel N.V.	31,240
2,846	Delta Lloyd N.V.	16,836
539	Heineken Holding N.V.	41,249
1,142	Heineken N.V.	99,162
12,337	ING Groep N.V.	140,547
20,666	Koninklijke KPN N.V.	79,970
1,432	Koninklijke Philips N.V.	38,134
2,198	NXP Semiconductors N.V.*	164,366
16,234	PostNL N.V.*	59,077
4,321	Royal Dutch Shell plc Class B	94,146
1,860	Wolters Kluwer N.V.	63,339

		828,066

	New Zealand - 0.2%
8,312	Auckland International Airport Ltd.	29,987
5,716	Fletcher Building Ltd.	25,625
4,211	Ryman Healthcare Ltd.	21,983

		77,595

	Norway - 0.5%
4,872	Orkla ASA	39,470
1,803	Statoil ASA	24,672
11,590	Storebrand ASA*	47,209
3,351	Telenor ASA	54,662

		166,013

	Philippines - 0.9%
19,403	Aboitiz Equity Ventures, Inc.	23,857
2,310	GT Capital Holdings, Inc.	62,805
1,361	SM Investments Corp.	23,803
189,800	SM Prime Holdings, Inc.	84,898
20,650	Universal Robina Corp.	83,992

		279,355

	Portugal - 0.6%
15,580	Galp Energia SGPS S.A.	184,851

	Russia - 0.9%
13,383	Gazprom PAO ADR	48,351
1,420	Lukoil PJSC ADR	48,240
40,234	Sberbank of Russia PJSC*	51,433
19,650	Sberbank of Russia PJSC ADR	109,058
3,494	Yandex N.V. Class A*	46,889

		303,971

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Singapore - 2.0%
17,654	Ascendas REIT	$28,947
23,839	CapitaLand Commerical Trust REIT	21,813
16,535	CapitaLand Ltd.	35,944
20,872	CapitaLand Mall Trust REIT	29,325
4,264	City Developments Ltd.	20,916
5,683	DBS Group Holdings Ltd.	56,497
22,067	Global Logistic Properties Ltd.	26,153
47,797	Hutchison Port Holdings Trust	22,838
8,338	Keppel Corp. Ltd.	29,736
10,593	Oversea-Chinese Banking Corp. Ltd.	59,279
5,824	Singapore Exchange Ltd.	29,013
11,454	Singapore Press Holdings Ltd.	28,751
13,561	Singapore Technologies Engineering Ltd.	27,508
26,439	Singapore Telecommunications Ltd.	65,559
7,147	StarHub Ltd.	17,039
22,564	Suntec REIT	25,202
4,538	United Overseas Bank Ltd.	57,691
4,909	UOL Group Ltd.	19,448
14,468	Wilmar International Ltd.	29,252

		630,911

	South Africa - 1.5%
1,427	Anglo American Platinum Ltd.*	20,969
2,700	Barclays Africa Group Ltd.	24,628
1,805	Bidvest Group Ltd.	41,683
15,803	FirstRand Ltd.	44,831
18,042	Growthpoint Properties Ltd. REIT	26,017
9,980	Impala Platinum Holdings Ltd.*	20,850
12,580	MMI Holdings Ltd.	18,021
3,447	Mr. Price Group Ltd.	35,574
1,822	Nedbank Group Ltd.	21,645
18,466	Netcare Ltd.	39,292
7,569	Rand Merchant Investment Holdings Ltd.	18,914
10,719	Raubex Group Ltd.	9,467
36,793	Redefine Properties Ltd. REIT	22,091
2,516	Remgro Ltd.	39,899
6,345	RMB Holdings Ltd.	22,663
1,717	SPAR Group Ltd.	19,856
5,604	Standard Bank Group Ltd.	39,900

		466,300

	South Korea - 2.3%
344	BGF retail Co., Ltd.	61,987
62	CJ CheilJedang Corp.*	21,344
382	CJ Korea Express Co., Ltd.*	70,270
716	Coway Co., Ltd.	58,920
263	Cuckoo Electronics Co., Ltd.	52,507
1,584	KB Financial Group, Inc.	40,518
479	KEPCO Plant Service & Engineering Co., Ltd.	39,944
1,686	Korea Electric Power Corp.*	74,012
2,417	KT Corp.	55,727
117	LG Household & Health Care Ltd.	97,533
34	NAVER Corp.	17,927
934	NHN Entertainment Corp.*	37,668
604	Shinhan Financial Group Co., Ltd.	19,523
3,492	SK Hynix, Inc.	80,599
1,865	Tongyang Life Insurance Co., Ltd.	15,939

		744,418

	Spain - 1.2%
2,008	Almirall S.A.	38,768
12,204	Banco Popular Espanol S.A.	32,975
25,484	CaixaBank S.A.	77,427
3,649	Fomento de Construcciones y Contratas S.A.*	27,523
13,467	Iberdrola S.A.	94,663
1,952	Industria de Diseno Textil S.A.	64,239

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

4,935	Telefonica S.A.	$52,086

		387,681

	Sweden - 1.2%
9,227	Assa Abloy AB Class B	195,568
2,424	Hennes & Mauritz AB Class B	79,379
10,065	Qliro Group AB*	8,208
1,120	Swedish Match AB	39,841
11,346	TeliaSonera AB	53,587

		376,583

	Switzerland - 7.3%
670	Adecco S.A.*	41,131
309	Baloise Holding AG	37,879
7	Chocoladefabriken Lindt & Spruengli AG	104,224
1,729	Cie Financiere Richemont S.A.	112,378
1,518	Coca-Cola HBC AG*	31,085
34	Givaudan S.A.*	63,671
6,562	Julius Baer Group Ltd.*	278,536
298	Kuehne + Nagel International AG	39,440
2,202	LafargeHolcim Ltd.*	92,680
3,153	Nestle S.A.	232,289
5,817	Novartis AG	450,663
1,817	Oriflame Holding AG*	25,594
1,311	Roche Holding AG	339,581
172	Schindler Holding AG	26,580
25	SGS S.A.	48,586
896	Swiss Re AG	83,405
106	Swisscom AG	52,727
14,157	UBS Group AG	233,947
1,088	Wolseley plc	53,972

		2,348,368

	Taiwan - 2.4%
23,685	Asia Cement Corp.	18,631
7,000	Catcher Technology Co., Ltd.	52,082
46,356	Chang Hwa Commercial Bank Ltd.	23,231
16,843	Chunghwa Telecom Co., Ltd.	52,184
63,000	Compal Electronics, Inc.	36,688
111,867	E.Sun Financial Holding Co., Ltd.	58,063
4,000	Eclat Textile Co., Ltd.	56,997
29,254	Far Eastern New Century Corp.	20,923
66,013	First Financial Holding Co., Ltd.	30,132
20,051	Formosa Plastics Corp.	46,631
39,000	Fubon Financial Holding Co., Ltd.	43,060
55,694	Hua Nan Financial Holdings Co., Ltd.	24,853
58,819	Mega Financial Holding Co., Ltd.	37,502
83,536	SinoPac Financial Holdings Co., Ltd.	22,462
61,325	Taiwan Business Bank*	14,820
62,258	Taiwan Cooperative Financial Holding Co., Ltd.	25,883
11,196	Taiwan Mobile Co., Ltd.	33,686
38,830	Taiwan Semiconductor Manufacturing Co., Ltd.	167,199

		765,027

	Thailand - 0.2%
6,700	Airports of Thailand PCL	70,877

	United Kingdom - 16.1%
4,296	Anglo American plc	17,136
6,079	ARM Holdings plc	86,719
8,750	AstraZeneca plc	563,417
11,132	Aviva plc	76,775
10,032	BAE Systems plc	74,195
6,008	Balfour Beatty plc*	21,544
31,199	BP plc	168,481
2,778	British American Tobacco plc	154,800
4,451	British Land Co. plc REIT	47,151
15,793	BT Group plc	109,913
1,632	Bunzl plc	43,660

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

2,934	Capita plc	$49,387
12,492	Cobham plc	45,354
5,023	Compass Group plc	86,445
9,034	Diageo plc	243,209
6,984	Direct Line Insurance Group plc	37,515
9,736	G4S plc	31,607
7,599	GlaxoSmithKline plc	156,543
4,754	Hammerson plc REIT	39,715
19,412	Hays plc	35,246
19,913	Henderson Group plc	79,228
10,605	Home Retail Group plc	20,735
19,326	HSBC Holdings plc	136,297
2,036	Imperial Tobacco Group plc	110,240
9,583	International Consolidated Airlines Group S.A.	74,102
17,088	Intu Properties plc REIT	73,125
16,755	J Sainsbury plc	58,828
3,239	Land Securities Group plc REIT	50,798
18,279	Legal & General Group plc	63,800
109,063	Lloyds Banking Group plc	102,177
3,056	Lonmin plc*	2,415
3,350	Markit, Ltd.*	95,006
5,271	Merlin Entertainments plc(1)	31,247
24,988	National Grid plc	352,048
536	Next plc	53,126
4,225	Pearson plc	47,698
5,102	Prudential plc	100,235
2,277	Reckitt Benckiser Group plc	202,519
3,787	RELX plc	66,630
4,304	Rexam plc	36,903
5,164	Segro plc REIT	32,407
1,320	Severn Trent plc	41,423
11,978	SIG plc	22,991
17,735	Sky plc	274,407
10,320	Smith & Nephew plc	171,908
3,273	SSE plc	67,913
7,798	Standard Chartered plc	52,605
1,388	Travis Perkins plc	36,317
2,869	Unilever N.V.	127,086
2,664	Unilever plc	117,122
3,412	United Utilities Group plc	46,682
809	Whitbread plc	46,364
14,461	Worldpay Group plc*(1)	64,495
9,271	WPP plc	201,621

		5,149,310

	United States - 0.6%
5,546	Adecoagro S.A.*	66,108
874	EPAM Systems, Inc.*	65,462
1,423	Thomson Reuters Corp.	53,227

		184,797

	Total Common Stocks (cost $33,289,021)	30,612,116

Exchange Traded Funds - 1.6%
	Other Investment Pools & Funds - 1.6%
12,687	iShares MSCI ACWI ex U.S. ETF	474,621
477	iShares MSCI EAFE ETF	26,464

	Total Exchange Traded Funds (cost $512,653)	501,085

Rights - 0.0%
	Spain - 0.0%
13,467	Iberdola S.A., Expires 02/01/16*	1,867

	Total Rights (cost $1,856)	1,867

Hartford International Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Long-Term Investments (cost $33,803,530)		$31,115,068

Short-Term Investments - 2.0%
	Other Investment Pools & Funds - 2.0%
631,551	BlackRock Liquidity Funds TempFund Portfolio		631,551

	Total Short-Term Investments (cost $631,551)		631,551

	Total Investments (cost $34,435,081)^	99.3%	$31,746,619
	Other Assets and Liabilities	0.7%	224,048

	Total Net Assets	100.0%	$31,970,667

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$991,808
Unrealized Depreciation	(3,680,270)

Net Unrealized Depreciation	$(2,688,462)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $406,187, which represents 1.3% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

Hartford International Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	12.0
Energy	3.3
Financials	26.6
Health Care	10.3
Industrials	10.4
Information Technology	7.3
Materials	5.2
Telecommunication Services	5.2
Utilities	5.4

Total	97.3%

Short-Term Investments	2.0
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford International Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$227,464	$227,464	$—	$—
Australia	1,654,275	6,306	1,647,969	—
Austria	5,687	—	5,687	—
Belgium	673,802	—	673,802	—
Brazil	208,408	208,408	—	—
Canada	2,069,372	2,069,372	—	—
Chile	181,889	181,889	—	—
China	1,206,244	576,382	629,862	—
Czech Republic	23,432	—	23,432	—
Denmark	196,800	—	196,800	—
Finland	91,425	—	91,425	—
France	2,187,252	27,749	2,159,503	—
Germany	1,280,556	9,716	1,270,840	—
Greece	193,690	—	193,690	—
Hong Kong	769,062	—	769,062	—
Hungary	59,588	—	59,588	—
India	634,083	137,662	496,421	—
Indonesia	9,903	3,691	6,212	—
Ireland	480,234	40,840	439,394	—
Israel	68,910	68,910	—	—
Italy	463,795	—	463,795	—
Japan	4,209,649	—	4,209,649	—
Malaysia	448,359	28,264	420,095	—
Mexico	304,114	304,114	—	—
Netherlands	828,066	164,366	663,700	—
New Zealand	77,595	—	77,595	—
Norway	166,013	—	166,013	—
Philippines	279,355	—	279,355	—
Portugal	184,851	—	184,851	—
Russia	303,971	204,187	99,784	—
Singapore	630,911	22,838	608,073	—
South Africa	466,300	9,467	456,833	—
South Korea	744,418	—	744,418	—
Spain	387,681	—	387,681	—
Sweden	376,583	8,208	368,375	—
Switzerland	2,348,368	—	2,348,368	—
Taiwan	765,027	—	765,027	—
Thailand	70,877	70,877	—	—
United Kingdom	5,149,310	286,587	4,862,723	—
United States	184,797	184,797	—	—
Exchange Traded Funds	501,085	501,085	—	—
Rights	1,867	1,867	—	—
Short-Term Investments	631,551	631,551	—	—

Total	$31,746,619	$5,976,597	$25,770,022	$—

(1) For the period ended January 31, 2016, investments valued at $1,037,700 were transferred from Level 1 to Level 2, and investments valued at $96,135 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford International Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.6%
	Australia - 1.8%
223,586	Amcor Ltd.	$2,132,108
129,213	BHP Billiton plc	1,254,675

		3,386,783

	Belgium - 2.8%
42,120	Anheuser-Busch InBev N.V.	5,297,286

	Canada - 0.4%
20,900	Magna International, Inc.	726,107

	China - 4.0%
15,850	Alibaba Group Holding Ltd. ADR*	1,062,426
4,390	Baidu, Inc. ADR*	716,755
184,000	ENN Energy Holdings Ltd.	829,664
54,442	New Oriental Education & Technology Group, Inc. ADR	1,710,023
177,825	Tencent Holdings Ltd.	3,340,743

		7,659,611

	Denmark - 4.6%
52,653	DSV A/S	2,049,064
27,790	H. Lundbeck A/S*	902,636
65,561	Novo Nordisk A/S Class B	3,662,789
16,914	Pandora A/S	2,262,848

		8,877,337

	Finland - 0.8%
30,357	Sampo Oyj Class A	1,470,015

	France - 5.0%
8,914	Essilor International S.A.	1,105,887
14,933	L’Oreal S.A.	2,552,418
31,854	Safran S.A.	2,063,581
23,899	Schneider Electric SE	1,275,149
34,010	Total S.A.	1,510,755
8,498	Valeo S.A.	1,104,216

		9,612,006

	Germany - 4.3%
23,963	Beiersdorf AG	2,211,639
42,814	ProSiebenSat.1 Media SE	2,139,153
35,988	United Internet AG	1,862,503
65,076	Vonovia SE	1,983,436

		8,196,731

	Greece - 0.6%
126,297	Hellenic Telecommunications Organization S.A.	1,099,655

	Hong Kong - 0.6%
964,000	Guangdong Investment Ltd.	1,233,382

	India - 3.9%
294,874	Bharti Infratel Ltd.	1,579,164
117,573	HCL Technologies Ltd.	1,508,326
108,364	HDFC Bank Ltd.	1,690,137
149,560	ICICI Bank Ltd. ADR	994,574
136,394	Sun Pharmaceutical Industries Ltd.	1,765,469

		7,537,670

	Ireland - 1.6%
52,687	CRH plc	1,404,386
24,571	ICON plc*	1,623,406

		3,027,792

	Israel - 1.0%
23,888	Check Point Software Technologies Ltd.*	1,882,613

	Italy - 1.2%
377,557	Intesa Sanpaolo S.p.A.	1,075,724

The Hartford International Growth Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

20,799	Luxottica Group S.p.A.	$1,300,111

		2,375,835

	Japan - 11.8%
165,500	Astellas Pharma, Inc.	2,291,606
25,700	Eisai Co., Ltd.	1,553,415
56,400	Fuji Heavy Industries Ltd.	2,308,051
37,700	Hoya Corp.	1,455,306
52,200	Japan Tobacco, Inc.	2,044,346
48,400	KDDI Corp.	1,225,614
212,300	Mitsubishi UFJ Financial Group, Inc.	1,088,652
325,000	NEC Corp.	860,773
40,200	Nippon Telegraph & Telephone Corp.	1,711,418
85,100	NTT DoCoMo, Inc.	1,887,368
21,850	Ono Pharmaceutical Co., Ltd.	3,521,410
90,900	T&D Holdings, Inc.	1,040,147
35,500	Takeda Pharmaceutical Co., Ltd.	1,719,044

		22,707,150

	Netherlands - 3.3%
20,885	ASML Holding N.V.	1,916,870
85,368	ING Groep N.V.	972,537
263,293	Koninklijke KPN N.V.	1,018,852
32,638	NXP Semiconductors N.V.*	2,440,669

		6,348,928

	Portugal - 0.5%
80,322	Galp Energia SGPS S.A.	952,991

	Russia - 0.6%
217,000	Sberbank of Russia PJSC ADR	1,204,350

	Singapore - 0.7%
10,714	Avago Technologies Ltd.	1,432,569

	South Korea - 1.7%
20,736	Korea Electric Power Corp.*	910,274
1,682	LG Household & Health Care Ltd.	1,402,144
44,654	SK Hynix, Inc.	1,030,660

		3,343,078

	Sweden - 0.5%
49,807	Assa Abloy AB Class B	1,055,666

	Switzerland - 11.1%
16,168	Actelion Ltd.*	2,130,612
61,271	Julius Baer Group Ltd.*	2,600,759
79,144	Novartis AG	6,131,556
5,883	Partners Group Holding AG	2,121,731
17,779	Roche Holding AG	4,605,190
225,070	UBS Group AG	3,719,317

		21,309,165

	Taiwan - 3.3%
202,000	Catcher Technology Co., Ltd.	1,502,941
1,107,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,766,661

		6,269,602

	United Kingdom - 29.7%
57,793	Admiral Group plc	1,468,394
19,085	Aon plc	1,676,236
115,076	ARM Holdings plc	1,641,600
70,635	AstraZeneca plc	4,548,225
261,810	BAE Systems plc	1,936,306
676,806	Booker Group plc	1,610,649
63,846	British American Tobacco plc	3,557,719
147,182	Compass Group plc	2,532,982
57,436	Diageo plc	1,546,264
53,835	Hikma Pharmaceuticals plc	1,553,879
169,612	IG Group Holdings plc	1,779,359
38,052	Imperial Tobacco Group plc	2,060,348

The Hartford International Growth Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

116,423	International Consolidated Airlines Group S.A.		$900,260
42,010	Markit, Ltd.*		1,191,404
170,565	National Grid plc		2,403,039
18,819	Next plc		1,865,272
64,989	Persimmon plc*		1,896,331
103,321	Prudential plc		2,029,862
30,343	Reckitt Benckiser Group plc		2,698,738
176,581	Sage Group plc		1,574,058
36,138	Schroders plc		1,411,957
221,530	Sky plc		3,427,649
209,103	Smith & Nephew plc		3,483,189
137,335	St James’s Place plc		1,880,297
36,963	Unilever N.V.		1,637,319
326,854	Worldpay Group plc*(1)		1,457,747
152,030	WPP plc		3,306,271

			57,075,354

	United States - 2.8%
6,149	Allergan plc*		1,748,960
32,583	Amdocs Ltd.		1,783,594
24,145	Medtronic plc		1,833,088

			5,365,642

	Total Common Stocks (cost $196,301,219)		189,447,318

	Total Long-Term Investments (cost $196,301,219)		189,447,318

Short-Term Investments - 0.7%
	Other Investment Pools & Funds - 0.7%
1,428,772	Federated Prime Obligations Fund		1,428,772

	Total Short-Term Investments (cost $1,428,772)		1,428,772

	Total Investments (cost $197,729,991)^	99.3%	$190,876,090
	Other Assets and Liabilities	0.7%	1,352,790

	Total Net Assets	100.0%	$192,228,880

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$6,391,155
Unrealized Depreciation	(13,245,056)

Net Unrealized Depreciation	$(6,853,901)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $1,457,747, which represents 0.8% of total net assets.

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford International Growth Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company

The Hartford International Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.9%
Consumer Staples	13.8
Energy	1.3
Financials	16.3
Health Care	23.9
Industrials	4.7
Information Technology	16.1
Materials	2.5
Telecommunication Services	4.4
Utilities	2.7

Total	98.6%

Short-Term Investments	0.7
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford International Growth Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$3,386,783	$—	$3,386,783	$—
Belgium	5,297,286	—	5,297,286	—
Canada	726,107	726,107	—	—
China	7,659,611	3,489,204	4,170,407	—
Denmark	8,877,337	—	8,877,337	—
Finland	1,470,015	—	1,470,015	—
France	9,612,006	—	9,612,006	—
Germany	8,196,731	—	8,196,731	—
Greece	1,099,655	—	1,099,655	—
Hong Kong	1,233,382	—	1,233,382	—
India	7,537,670	994,574	6,543,096	—
Ireland	3,027,792	1,623,406	1,404,386	—
Israel	1,882,613	1,882,613	—	—
Italy	2,375,835	—	2,375,835	—
Japan	22,707,150	—	22,707,150	—
Netherlands	6,348,928	2,440,669	3,908,259	—
Portugal	952,991	—	952,991	—
Russia	1,204,350	1,204,350	—	—
Singapore	1,432,569	1,432,569	—	—
South Korea	3,343,078	—	3,343,078	—
Sweden	1,055,666	—	1,055,666	—
Switzerland	21,309,165	—	21,309,165	—
Taiwan	6,269,602	—	6,269,602	—
United Kingdom	57,075,354	5,962,706	51,112,648	—
United States	5,365,642	5,365,642	—	—
Short-Term Investments	1,428,772	1,428,772	—	—

Total	$190,876,090	$26,550,612	$164,325,478	$—

(1) For the period ended January 31, 2016, investments valued at $9,003,950 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford International Opportunities Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 92.5%
	Australia - 0.6%
1,072,844	BHP Billiton plc	$10,417,455

	Belgium - 2.2%
298,849	Anheuser-Busch InBev N.V.	37,585,203

	Brazil - 0.2%
532,860	BB Seguridade Participacoes S.A.	3,081,417

	Canada - 5.6%
609,200	Canadian National Railway Co.	33,027,868
485,410	Imperial Oil Ltd.	14,882,118
479,300	Magna International, Inc.	16,651,817
922,190	TransCanada Corp.	32,025,515

		96,587,318

	China - 4.2%
373,921	Alibaba Group Holding Ltd. ADR*	25,063,925
73,926	Baidu, Inc. ADR*	12,069,898
3,415,000	China Life Insurance Co., Ltd. Class H	8,279,556
13,860,000	CNOOC Ltd.	14,126,533
1,454,000	ENN Energy Holdings Ltd.	6,556,144
4,360,000	PICC Property & Casualty Co., Ltd. Class H	7,458,019

		73,554,075

	Denmark - 0.4%
215,348	H. Lundbeck A/S*	6,994,633

	France - 12.1%
524,628	Airbus Group SE	32,997,032
435,283	BNP Paribas S.A.	20,620,143
308,153	Essilor International S.A.	38,230,025
370,368	Groupe Eurotunnel SE	4,256,009
142,015	LVMH Moet Hennessy Louis Vuitton SE	22,842,610
374,913	Schneider Electric SE	20,003,764
922,811	Total S.A.	40,992,094
104,473	Unibail-Rodamco SE REIT	26,333,628
35,496	Valeo S.A.	4,612,289

		210,887,594

	Germany - 7.4%
129,697	adidas AG	13,355,243
434,833	Beiersdorf AG	40,132,445
272,456	Brenntag AG	13,368,788
65,984	Continental AG	13,846,566
488,092	Deutsche Telekom AG	8,499,080
250,190	Schaeffler AG (Preference Shares)*	3,962,472
1,148,517	Vonovia SE	35,005,369

		128,169,963

	Greece - 0.6%
3,881,883	Alpha Bank A.E.*	7,873,035
3,899,980	Eurobank Ergasias S.A.*	3,242,357

		11,115,392

	Hong Kong - 0.8%
593,082	Hong Kong Exchanges and Clearing Ltd.	13,143,074

	India - 3.7%
1,669,582	Bharti Infratel Ltd.	8,941,257
80,646	Divi’s Laboratories Ltd.	1,361,747
121,020	HDFC Bank Ltd. ADR	7,301,137
7,113,024	ICICI Bank Ltd.	24,226,378
149,549	Maruti Suzuki India Ltd.	9,063,688
1,253,184	Power Grid Corp. of India Ltd.	2,740,098
309,408	Tata Consultancy Services Ltd.	10,944,338

		64,578,643

The Hartford International Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Ireland - 1.3%
815,977	CRH plc	$21,750,078

	Italy - 4.3%
926,017	Assicurazioni Generali S.p.A.	13,903,914
383,884	Banca Generali S.p.A.	10,470,276
918,115	FinecoBank Banca Fineco S.p.A.	7,135,492
5,814,683	Intesa Sanpaolo S.p.A.	16,567,014
316,163	Luxottica Group S.p.A.	19,762,823
1,284,225	Snam S.p.A.	7,205,610

		75,045,129

	Japan - 15.3%
860,365	Asics Corp.	15,972,899
339,160	Daito Trust Construction Co., Ltd.	43,119,424
129,930	Daiwa House Industry Co., Ltd.	3,668,327
330,705	Eisai Co., Ltd.	19,989,188
110,200	Japan Exchange Group, Inc.	1,566,708
4,176,000	NEC Corp.	11,060,271
1,107,000	Nippon Telegraph & Telephone Corp.	47,127,869
256,535	Olympus Corp.	10,003,290
254,300	Omron Corp.	6,609,118
180,920	Ono Pharmaceutical Co., Ltd.	29,157,594
751,080	Seven & I Holdings Co., Ltd.	33,500,015
380,100	Sumitomo Mitsui Financial Group, Inc.	12,751,826
365,550	T&D Holdings, Inc.	4,182,901
385,470	Takeda Pharmaceutical Co., Ltd.	18,665,911
242,203	Tokio Marine Holdings, Inc.	8,665,932

		266,041,273

	Netherlands - 2.0%
266,980	AerCap Holdings N.V.*	8,198,956
363,640	NXP Semiconductors N.V.*	27,192,999

		35,391,955

	Russia - 1.2%
3,598,600	Sberbank of Russia PJSC ADR	19,972,230

	South Korea - 1.2%
110,030	Korea Electric Power Corp.*	4,830,124
719,776	SK Hynix, Inc.	16,613,159

		21,443,283

	Spain - 2.4%
4,967,658	CaixaBank S.A.	15,093,020
817,533	Industria de Diseno Textil S.A.	26,904,374

		41,997,394

	Sweden - 2.0%
1,092,620	Assa Abloy AB Class B	23,158,228
333,109	Hennes & Mauritz AB Class B	10,908,391

		34,066,619

	Switzerland - 5.3%
183,996	Cie Financiere Richemont S.A.	11,958,982
261,756	Julius Baer Group Ltd.*	11,110,708
531,033	Novartis AG	41,140,938
77,421	Roche Holding AG	20,053,909
443,508	UBS Group AG	7,329,040

		91,593,577

	Taiwan - 2.5%
10,204,255	Taiwan Semiconductor Manufacturing Co., Ltd.	43,938,775

	United Kingdom - 17.2%
703,431	AstraZeneca plc	45,294,291
691,602	Compass Group plc	11,902,376
84,245	Derwent London plc REIT	3,907,331
1,362,338	Diageo plc	36,676,190
253,196	Hikma Pharmaceuticals plc	7,308,182
1,353,059	International Consolidated Airlines Group S.A.	10,462,750

The Hartford International Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

505,170	Markit, Ltd.*		$14,326,621
306,315	Schroders plc		11,968,108
3,060,766	Sky plc		47,358,067
2,157,584	Smith & Nephew plc		35,940,527
1,199,675	Unilever N.V.		53,140,987
893,301	WPP plc		19,427,055

			297,712,485

	Total Common Stocks (cost $1,670,677,868)		1,605,067,565

Exchange Traded Funds - 0.6%
	Other Investment Pools & Funds - 0.6%
288,750	iShares MSCI ACWI ex U.S. ETF		10,802,138

	Total Exchange Traded Funds (cost $11,948,302)		10,802,138

	Total Long-Term Investments (cost $1,682,626,170)		1,615,869,703

Short-Term Investments - 6.6%
	Other Investment Pools & Funds - 6.6%
115,151,488	Fidelity Money Market Class 1		115,151,488

	Total Short-Term Investments (cost $115,151,488)		115,151,488

	Total Investments (cost $1,797,777,658)^	99.7%	$1,731,021,191
	Other Assets and Liabilities	0.3%	5,044,889

	Total Net Assets	100.0%	$1,736,066,080

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$62,138,540
Unrealized Depreciation	(128,895,007)

Net Unrealized Depreciation	$(66,756,467)

*	Non-income producing.

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The Hartford International Opportunities Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.3%
Consumer Staples	11.6
Energy	5.9
Financials	21.4
Health Care	16.0
Industrials	8.4
Information Technology	8.6
Materials	1.9
Telecommunication Services	3.7
Utilities	1.3

Total	93.1%

Short-Term Investments	6.6
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of January 31, 2016

Description	Percentage of Net Assets
Brazilian Real	0.2%
British Pound	15.2
Canadian Dollar	5.6
Danish Krone	0.4
Euro	32.1
Hong Kong Dollar	2.9
Indian Rupee	3.3
Japanese Yen	15.3
South Korean Won	1.2
Swedish Krona	2.0
Swiss Franc	5.3
Taiwanese Dollar	2.5
United States Dollar	13.7
Other Assets & Liabilities	0.3

Total	100.0%

The Hartford International Opportunities Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$10,417,455	$—	$10,417,455	$—
Belgium	37,585,203	—	37,585,203	—
Brazil	3,081,417	3,081,417	—	—
Canada	96,587,318	96,587,318	—	—
China	73,554,075	37,133,823	36,420,252	—
Denmark	6,994,633	—	6,994,633	—
France	210,887,594	—	210,887,594	—
Germany	128,169,963	3,962,472	124,207,491	—
Greece	11,115,392	—	11,115,392	—
Hong Kong	13,143,074	—	13,143,074	—
India	64,578,643	7,301,137	57,277,506	—
Ireland	21,750,078	—	21,750,078	—
Italy	75,045,129	—	75,045,129	—
Japan	266,041,273	—	266,041,273	—
Netherlands	35,391,955	35,391,955	—	—
Russia	19,972,230	19,972,230	—	—
South Korea	21,443,283	—	21,443,283	—
Spain	41,997,394	—	41,997,394	—
Sweden	34,066,619	—	34,066,619	—
Switzerland	91,593,577	—	91,593,577	—
Taiwan	43,938,775	—	43,938,775	—
United Kingdom	297,712,485	67,467,608	230,244,877	—
Exchange Traded Funds	10,802,138	10,802,138	—	—
Short-Term Investments	115,151,488	115,151,488	—	—

Total	$1,731,021,191	$396,851,586	$1,334,169,605	$—

(1) For the period ended January 31, 2016, investments valued at $81,234,818 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford International Small Company Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 96.4%
	Australia - 6.0%
54,552	Domino’s Pizza Enterprises Ltd.	$2,342,431
1,091,755	Japara Healthcare Ltd.	2,235,465
822,317	Karoon Gas Australia Ltd.*	946,562
949,646	Mantra Group Ltd.	3,279,368
1,517,626	oOh!media Ltd.	4,972,376
356,898	Regis Healthcare Ltd.	1,467,228
837,172	SAI Global Ltd.	2,423,595
163,679	Seek Ltd.	1,704,013
4,006,932	Spotless Group Holdings Ltd.	2,993,552
199,496	Super Retail Group Ltd.	1,458,198
1,872,422	Tox Free Solutions Ltd.	3,498,546

		27,321,334

	Austria - 2.7%
50,065	ams AG	1,382,505
77,154	Andritz AG	3,587,536
103,369	Buwog AG*	2,124,839
76,958	CA Immobilien Anlagen AG*	1,319,801
32,897	Schoeller-Bleckmann Oilfield Equipment AG	1,717,186
140,848	Wienerberger AG	2,155,357

		12,287,224

	Belgium - 2.4%
22,852	Ackermans & van Haaren N.V.	2,960,848
27,995	Cie d’Entreprises CFE	2,868,532
105,777	D’ieteren S.A.	3,462,186
29,581	Galapagos N.V.*	1,474,057

		10,765,623

	Brazil - 0.4%
292,800	Natura Cosmeticos S.A.	1,640,494

	China - 0.3%
1,660,500	Phoenix Healthcare Group Co., Ltd.	1,436,404

	Denmark - 1.2%
172,528	H. Lundbeck A/S*	5,603,813

	France - 4.6%
339,162	Coface S.A.*	2,781,599
50,870	Eurazeo S.A.	3,105,305
33,946	ID Logistics Group*	3,861,240
89,142	Imerys S.A.	5,516,605
16,868	Virbac S.A.	3,098,805
23,266	Wendel S.A.	2,329,884

		20,693,438

	Germany - 2.2%
96,482	ElringKlinger AG	2,440,337
12,012	GRENKELEASING AG	2,311,464
158,382	SAF-Holland S.A.	1,833,880
60,192	STRATEC Biomedical AG	3,534,428

		10,120,109

	India - 0.2%
69,342	Emami Ltd.	1,033,677

	Indonesia - 0.1%
10,938,300	Gajah Tunggal Tbk PT	404,191

	Ireland - 0.7%
2,410,358	Cairn Homes plc*	3,081,147

	Italy - 10.9%
518,593	Anima Holding S.p.A.(1)	3,813,252
486,201	Autogrill S.p.A.*	4,132,259
85,143	Banca Generali S.p.A.	2,322,240
4,126,126	Beni Stabili S.p.A. SIIQ REIT	2,787,800
229,475	Brunello Cucinelli S.p.A.	3,840,488

The Hartford International Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

607,493	Cerved Information Solutions S.p.A.*	$5,020,753
95,186	DiaSorin S.p.A.	5,009,866
2,218,622	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	1,752,884
871,980	Infrastrutture Wireless Italiane S.p.A.*(1)	4,403,898
377,224	Moncler S.p.A.	5,592,902
706,831	OVS S.p.A.*(1)	4,313,744
282,663	Salvatore Ferragamo S.p.A.	6,393,356

		49,383,442

	Japan - 32.9%
54,500	Ain Pharmaciez, Inc.	2,476,391
151,400	Asahi Intecc Co., Ltd.	6,977,424
167,700	Daicel Corp.	2,467,047
334,600	Daikyonishikawa Corp.	5,458,046
185,600	Denyo Co., Ltd.	2,373,752
210,800	EPS Holdings, Inc.	2,297,144
74,400	Ezaki Glico Co., Ltd.	4,066,665
292,800	Ferrotec Corp.	3,162,785
212,800	H2O Retailing Corp.	3,627,446
32,700	Hoshizaki Electric Co., Ltd.	2,286,749
24,085	IBJ Leasing Co., Ltd.	461,650
1,560,000	IHI Corp.	3,333,479
195,300	Iida Group Holdings Co., Ltd.	3,481,596
108,000	Jamco Corp.	2,482,312
592,600	Kenedix, Inc.	2,407,752
1,866,000	Kobe Steel Ltd.	1,813,296
110,200	Konami Holdings Corp.	2,551,858
207,000	Kyudenko Corp.	4,126,854
475,300	Leopalace21 Corp.*	2,632,495
987,000	Mitsubishi Materials Corp.	3,044,498
1,072,600	Mitsubishi UFJ Lease & Finance Co., Ltd.	5,325,009
210,200	Miura Co., Ltd.	2,807,776
207,500	Nippon Shinyaku Co., Ltd.	7,228,593
84,300	Nippon Shokubai Co., Ltd.	5,510,176
87,200	Resorttrust, Inc.	2,196,973
461,700	Sanwa Holdings Corp.	3,273,221
174,300	SCSK Corp.	7,658,975
196,000	Shimadzu Corp.	3,034,822
2,546,000	Shinsei Bank Ltd.	3,979,314
2,290,000	Showa Denko KK	2,509,268
402,900	Sumco Corp.	2,720,924
1,048,000	Taiheiyo Cement Corp.	3,021,314
26,200	TDK Corp.	1,439,148
909,000	Teijin Ltd.	3,330,510
299,300	Temp Holdings Co., Ltd.	4,428,209
147,600	Tenma Corp.	2,717,767
397,100	Tokyo Steel Manufacturing Co., Ltd.	2,806,721
116,942	Tokyo TY Financial Group, Inc.	3,585,188
144,300	Toyo Tire & Rubber Co., Ltd.	3,087,199
43,300	Tsuruha Holdings, Inc.	3,593,240
68,100	Welcia Holdings Co., Ltd.	3,676,912
235,600	Zenkoku Hosho Co., Ltd.	7,383,802
64,300	Zuiko Corp.	2,213,532

		149,057,832

	Luxembourg - 3.1%
188,462	BRAAS Monier Building Group S.A.	4,593,621
172,816	Grand City Properties S.A.	3,580,468
1,093,000	L’Occitane International S.A.	1,912,027
188,772	O’Key Group S.A. GDR(1)	317,137
180,799	Reinet Investments SCA	3,458,821

		13,862,074

	Malta - 0.6%
282,248	Brait SE*	2,941,750

	Netherlands - 1.5%
110,222	IMCD Group N.V.	3,907,445

The Hartford International Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

150,020	Intertrust N.V.*(1)	$2,832,666

		6,740,111

	Norway - 1.0%
271,347	Kongsberg Gruppen ASA	4,327,183

	South Korea - 1.2%
37,849	Hotel Shilla Co., Ltd.	2,073,309
343,663	Nexen Tire Corp.	3,304,812

		5,378,121

	Spain - 0.7%
292,291	Melia Hotels International S.A.	3,191,904

	Sweden - 0.5%
349,392	Bufab Holding AB	2,244,460

	Switzerland - 2.9%
17,104	Dufry AG*	1,854,627
127,038	Gategroup Holding AG*	4,696,128
395,888	OC Oerlikon Corp. AG*	3,533,342
11,787	Tecan Group AG	1,702,078
7,911	U-Blox AG*	1,595,715

		13,381,890

	United Kingdom - 20.3%
1,211,800	AA plc	5,108,083
458,812	Abcam plc	4,241,935
1,432,953	B&M European Value Retail S.A.	5,737,496
360,482	Big Yellow Group plc REIT	3,969,966
326,805	Cineworld Group plc	2,358,266
262,962	Concentric AB	2,672,829
200,478	Consort Medical plc	2,902,682
456,300	Crest Nicholson Holdings plc	3,731,417
838,374	Elementis plc	2,571,971
109,246	Genus plc	2,236,900
1,176,642	Hays plc	2,136,420
161,149	Hikma Pharmaceuticals plc	4,651,362
102,583	James Fisher & Sons plc	1,578,641
214,149	Keller Group plc	2,500,628
141,264	Kennedy Wilson Europe Real Estate plc	2,253,012
250,708	Kier Group plc	4,780,739
589,214	Mears Group plc	3,568,175
425,288	Michael Page International plc	2,469,588
851,059	N Brown Group plc	3,766,563
735,183	Ophir Energy plc*	945,092
933,331	Polypipe Group plc	4,169,245
347,324	PZ Cussons plc	1,321,299
396,901	Restaurant Group plc	3,023,790
948,626	Saga plc	2,650,677
226,248	Savills plc	2,441,217
1,548,684	Tyman plc	5,820,221
114,922	Ultra Electronics Holdings plc	3,126,793
547,654	UNITE Group plc	5,036,412

		91,771,419

	Total Common Stocks (cost $458,980,611)	436,667,640

Exchange Traded Funds - 0.4%
	Other Investment Pools & Funds - 0.4%
32,700	Electra Private Equity plc	1,630,797

	Total Exchange Traded Funds (cost $1,807,635)	1,630,797

	Total Long-Term Investments (cost $460,788,246)	438,298,437

Short-Term Investments - 3.2%
	Other Investment Pools & Funds - 3.2%
14,408,920	Federated Prime Obligations Fund	14,408,920

The Hartford International Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Short-Term Investments (cost $14,408,920)		14,408,920

Total Investments (cost $475,197,166)^	100.0%	$452,707,357
Other Assets and Liabilities	0.0%	41,975

Total Net Assets	100.0%	$452,749,332

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$25,592,546
Unrealized Depreciation	(48,082,355)

Net Unrealized Depreciation	$(22,489,809)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $15,680,697, which represents 3.5% of total net assets.

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The Hartford International Small Company Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	21.3%
Consumer Staples	4.0
Energy	1.2
Financials	19.6
Health Care	12.2
Industrials	23.5
Information Technology	5.2
Materials	8.8
Telecommunication Services	1.0

Total	96.8%

Short-Term Investments	3.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of January 31, 2016

Description	Percentage of Net Assets
Australian Dollar	6.0%
Brazilian Real	0.4
British Pound	20.1
Danish Krone	1.2
Euro	28.0
Hong Kong Dollar	0.7
Indian Rupee	0.2
Indonesian Rupiah	0.1
Japanese Yen	32.9
Norwegian Krone	1.0
South African Rand	0.6
South Korean Won	1.2
Swedish Krona	1.1
Swiss Franc	3.2
United States Dollar	3.3
Other Assets & Liabilities	0.0

Total	100.0%

The Hartford International Small Company Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$27,321,334	$3,498,546	$23,822,788	$—
Austria	12,287,224	—	12,287,224	—
Belgium	10,765,623	—	10,765,623	—
Brazil	1,640,494	1,640,494	—	—
China	1,436,404	—	1,436,404	—
Denmark	5,603,813	—	5,603,813	—
France	20,693,438	3,861,240	16,832,198	—
Germany	10,120,109	—	10,120,109	—
India	1,033,677	—	1,033,677	—
Indonesia	404,191	—	404,191	—
Ireland	3,081,147	3,081,147	—	—
Italy	49,383,442	—	49,383,442	—
Japan	149,057,832	—	149,057,832	—
Luxembourg	13,862,074	4,593,621	9,268,453	—
Malta	2,941,750	—	2,941,750	—
Netherlands	6,740,111	2,832,666	3,907,445	—
Norway	4,327,183	—	4,327,183	—
South Korea	5,378,121	—	5,378,121	—
Spain	3,191,904	—	3,191,904	—
Sweden	2,244,460	—	2,244,460	—
Switzerland	13,381,890	—	13,381,890	—
United Kingdom	91,771,419	37,273,346	54,498,073	—
Exchange Traded Funds	1,630,797	1,630,797	—	—
Short-Term Investments	14,408,920	14,408,920	—	—

Total	$452,707,357	$72,820,777	$379,886,580	$—

(1) For the period ended January 31, 2016, investments valued at $14,546,607 were transferred from Level 1 to Level 2, and investments valued at $30,725,947 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford International Value Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 93.4%
	Australia - 0.6%
7,468,508	Aquarius Platinum Ltd.*	$1,303,629
179,054	Qantas Airways Ltd.*	497,915
11,931,186	Resolute Mining Ltd.*	2,752,782
1,534,636	Western Areas Ltd.	2,088,214

		6,642,540

	Austria - 0.1%
48,250	Zumtobel Group AG	1,001,382

	Belgium - 2.5%
306,369	Ageas	12,441,927
979,928	AGFA-Gevaert N.V.*	4,182,114
186,737	Bekaert S.A.	6,016,395
321,829	Mobistar S.A.*	6,688,128

		29,328,564

	Brazil - 0.8%
618,300	Cia Paranaense de Energia (Preference Shares)	3,408,549
63,930	Petro Rio S.A.*	23,336
941,647	Petroleo Brasileiro S.A. ADR*	3,267,515
333,400	Telefonica Brasil S.A. (Preference Shares)	2,897,391

		9,596,791

	Canada - 2.2%
463,760	Barrick Gold Corp.	4,611,447
996,400	Centerra Gold, Inc.	4,537,820
1,611,804	Eldorado Gold Corp.	3,610,441
327,720	EnCana Corp.	1,438,702
3,591,200	Ivanhoe Mines Ltd. Class A*	1,743,177
2,503,002	Kinross Gold Corp.*	4,104,923
362,500	Northern Dynasty Minerals Ltd.*	98,330
406,240	Painted Pony Petroleum Ltd.*	1,217,937
1,014,639	Uranium Participation Corp.*	3,672,082

		25,034,859

	China - 0.5%
17,279,390	Daphne International Holdings Ltd.*	2,348,725
728,476	Sinovac Biotech Ltd.*	3,656,950

		6,005,675

	Denmark - 1.1%
263,668	D/S Norden A/S*	3,515,313
295,613	H. Lundbeck A/S*	9,601,688

		13,117,001

	France - 10.7%
76,813	Alten S.A.	4,323,637
249,299	BNP Paribas S.A.	11,809,745
359,783	Cie de Saint-Gobain	14,828,189
399,276	Coface S.A.*	3,274,617
54,998	Devoteam S.A.	2,037,968
606,492	Engie S.A.	9,676,925
318,224	Metropole Television S.A.	5,073,335
441,255	Orange S.A.	7,834,766
134,914	Peugeot S.A.*	2,006,138
73,639	Renault S.A.	6,248,483
543,736	Rexel S.A.	6,439,302
255,020	Societe Generale S.A.	9,728,398
82,186	Sopra Steria Group	8,908,876
81,857	Thales S.A.	6,230,527
472,769	Total S.A.	21,000,824
89,768	Vicat S.A.	4,846,240

		124,267,970

	Germany - 4.3%
773,352	Deutsche Lufthansa AG*	11,340,168

The Hartford International Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

513,255	E.ON SE	$5,259,227
182,963	Hamburger Hafen und Logistik AG	2,542,648
474,052	Kontron AG*	1,700,847
204,263	METRO AG	5,787,832
150,874	Rheinmetall AG	10,779,930
259,158	RWE AG	3,630,157
196,697	Salzgitter AG	4,201,462
318,165	Suedzucker AG	4,812,693

		50,054,964

	Greece - 0.7%
974,555	Alpha Bank A.E.*	1,976,542
702,336	Hellenic Telecommunications Organization S.A.	6,115,170

		8,091,712

	Hong Kong - 1.5%
7,949,250	AMVIG Holdings Ltd.	2,977,265
35,872,000	CST Mining Group Ltd.*	356,002
514,340	Dah Sing Financial Holdings Ltd.	2,417,694
136,681,680	G-Resources Group Ltd.	3,149,940
10,632,660	Kingboard Laminates Holdings Ltd.	4,305,556
11,001,050	New World Department Store China Ltd.*	1,438,582
17,194,000	Pacific Basin Shipping Ltd.	3,139,310

		17,784,349

	Hungary - 0.9%
3,951,009	Magyar Telekom Telecommunications plc*	5,454,123
232,005	OTP Bank plc	4,935,391

		10,389,514

	India - 1.2%
1,958,191	Allahabad Bank	1,560,264
927,899	Canara Bank	2,675,158
1,979,507	Corp. Bank	1,138,597
7,129,039	Manappuram Finance Ltd.	3,032,310
2,682,351	NTPC Ltd.	5,659,670

		14,065,999

	Indonesia - 0.1%
14,854,700	Harum Energy Tbk PT*	668,596
3,088,700	Indo Tambangraya Megah Tbk PT	1,090,227

		1,758,823

	Italy - 2.6%
640,215	Banca Popolare dell-Emilia Romagna SC	3,838,537
495,602	Buzzi Unicem S.p.A.	7,510,381
867,715	Eni S.p.A.	12,592,387
1,565,713	UniCredit S.p.A.	6,052,763

		29,994,068

	Japan - 38.0%
95,580	Adastria Co., Ltd.	5,746,901
56,480	Aeon Delight Co., Ltd.	1,862,207
346,730	Aichi Steel Corp.	1,340,510
379,160	Aisan Industry Co., Ltd.	3,614,287
54,140	Alpha Systems, Inc.	816,741
237,820	Avex Group Holdings, Inc.	2,679,081
102,200	Benesse Holdings, Inc.	2,857,974
388,380	Canon, Inc.	10,852,278
235,300	Cawachi Ltd.	3,961,657
280,100	Chubu Steel Plate Co., Ltd.	1,204,504
214,660	CMIC Holdings Co., Ltd.	2,548,436
557,650	Dai-ichi Life Insurance Co., Ltd.	7,707,696
243,920	Daiichi Sankyo Co., Ltd.	5,078,660
451,010	Dena Co., Ltd.	6,527,519
324,000	Eighteenth Bank Ltd.	874,379
184,473	Eisai Co., Ltd.	11,150,316
144,660	en-japan, Inc.	4,888,343
276,750	Exedy Corp.	6,464,778

The Hartford International Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

95,910	Fuji Machine Manufacturing Co., Ltd.	$924,183
143,020	Fujimi, Inc.	1,827,317
2,665,830	Fujitsu Ltd.	11,132,291
580,250	Funai Electric Co., Ltd.	4,170,225
141,990	Gendai Agency, Inc.	701,748
1,034,930	Gree, Inc.	4,563,462
301,130	Hisaka Works Ltd.	2,130,146
273,320	Hitachi Chemical Co., Ltd.	4,805,200
458,680	Honda Motor Co., Ltd.	12,433,432
413,270	Honeys Co., Ltd.	4,442,342
893,650	Hosiden Corp.	4,255,314
659,210	Inpex Corp.	5,869,225
336,000	Itochu Techno-Solutions Corp.	5,456,074
211,600	Japan Digital Laboratory Co., Ltd.	2,816,042
231,030	Japan Petroleum Exploration Co., Ltd.	6,001,158
1,763,900	Japan Steel Works Ltd.	5,631,221
611,780	JSR Corp.	8,884,458
484,060	Keihin Corp.	7,623,653
307,140	Kuroda Electric Co., Ltd.	4,962,799
322,400	Kyoei Steel Ltd.	5,615,569
128,600	Maruichi Steel Tube Ltd.	3,641,587
263,860	Melco Holdings, Inc.	4,620,435
241,200	Mimasu Semiconductor Industry Co., Ltd.	2,098,861
203,900	Miraial Co., Ltd.	1,588,165
2,473,540	Mitsubishi UFJ Financial Group, Inc.	12,684,053
1,021,250	Mitsui Chemicals, Inc.	4,470,761
238,590	Mitsumi Electric Co., Ltd.	1,134,923
6,417,000	Mizuho Financial Group, Inc.	11,102,817
878,410	NET One Systems Co., Ltd.	4,943,258
357,920	Neturen Co., Ltd.	2,687,533
840,290	Nichicon Corp.	5,763,240
677,800	Nikon Corp.	9,971,432
54,110	Nintendo Co., Ltd.	7,586,965
586,460	Nishimatsuya Chain Co., Ltd.	5,061,064
446,000	Nissin Kogyo Co., Ltd.	6,238,456
83,770	Nitto Denko Corp.	4,817,126
499,020	Oita Bank Ltd.	1,728,404
956,000	Pacific Metals Co., Ltd.*	2,353,729
154,710	Pal Co., Ltd.	3,205,577
2,515,800	Pioneer Corp.*	5,879,518
98,140	Proto Corp.	1,399,173
215,770	Relia, Inc.	1,886,947
118,430	Rohm Co., Ltd.	5,382,147
1,235,890	SCREEN Holdings Co., Ltd.	9,618,065
50,820	Shimamura Co., Ltd.	5,684,763
494,650	Shinkawa Ltd.*	2,210,853
1,074,710	Shinko Electric Industries Co., Ltd.	6,578,850
1,548,580	Sumitomo Bakelite Co., Ltd.	5,899,007
1,117,000	Sumitomo Heavy Industries Ltd.	4,422,178
368,130	Sumitomo Mitsui Financial Group, Inc.	12,350,249
581,350	Sumitomo Riko Co., Ltd.	5,299,072
32,300	Suzuken Co., Ltd. / Aichi Japan	1,117,256
1,022,240	T&D Holdings, Inc.	11,697,248
360,450	Takata Corp.*	1,989,798
322,370	Takeda Pharmaceutical Co., Ltd.	15,610,371
533,570	Tochigi Bank Ltd.	2,537,524
266,530	Tokai Rika Co., Ltd.	6,556,544
341,880	Tokyo Seimitsu Co., Ltd.	7,334,005
847,970	Tokyo Steel Manufacturing Co., Ltd.	5,993,490
1,521,630	Toshiba Machine Co., Ltd.	4,654,353
2,141,000	Toyo Engineering Corp.	5,309,380
383,380	Toyoda Gosei Co., Ltd.	8,306,099
482,380	Ushio, Inc.	6,271,207
312,290	Xebio Holdings Co., Ltd.	5,507,124
405,870	Yamanashi Chuo Bank Ltd.	1,906,097
251,360	Yamato Kogyo Co., Ltd.	5,951,184

The Hartford International Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

173,800	Yodogawa Steel Works Ltd.	$3,219,358

		440,692,372

	Netherlands - 4.0%
449,991	Delta Lloyd N.V.	2,662,027
962,941	ING Groep N.V.	10,970,102
249,985	Koninklijke Philips N.V.	6,657,031
2,831,685	PostNL N.V.*	10,304,738
752,752	Royal Dutch Shell plc Class B	16,400,907

		46,994,805

	Norway - 1.1%
295,376	Statoil ASA	4,041,768
2,022,724	Storebrand ASA*	8,239,077

		12,280,845

	Russia - 1.7%
2,327,630	Gazprom PAO ADR	8,409,397
247,270	Lukoil PJSC ADR	8,396,957
489,800	Sberbank of Russia PJSC ADR	2,718,390

		19,524,744

	South Africa - 0.7%
225,562	Anglo American Platinum Ltd.*	3,314,511
1,618,667	Impala Platinum Holdings Ltd.*	3,381,611
1,930,011	Raubex Group Ltd.	1,704,604

		8,400,726

	South Korea - 2.0%
275,832	KB Financial Group, Inc.	7,055,734
421,845	KT Corp.	9,726,179
105,389	Shinhan Financial Group Co., Ltd.	3,406,475
325,417	Tongyang Life Insurance Co., Ltd.	2,781,091

		22,969,479

	Spain - 2.3%
349,036	Almirall S.A.	6,738,718
2,124,331	Banco Popular Espanol S.A.	5,739,823
1,522,584	CaixaBank S.A.	4,626,001
861,275	Telefonica S.A.	9,090,307

		26,194,849

	Sweden - 0.1%
1,604,634	Qliro Group AB*	1,308,540

	Switzerland - 3.9%
116,957	Adecco S.A.*	7,180,008
131,191	Julius Baer Group Ltd.*	5,568,640
269,507	LafargeHolcim Ltd.*	11,343,258
143,036	Micronas Semiconductor Holding AG*	1,034,702
317,158	Oriflame Holding AG*	4,467,470
968,196	UBS Group AG	15,999,592

		45,593,670

	Taiwan - 0.6%
11,034,900	Compal Electronics, Inc.	6,426,176

	United Kingdom - 9.2%
749,649	Anglo American plc	2,990,138
337,028	AstraZeneca plc	21,701,410
4,508,742	BP plc	24,348,192
3,389,663	Hays plc	6,154,585
1,849,137	Home Retail Group plc	3,615,445
3,353,042	HSBC Holdings plc	23,647,387
2,924,085	J Sainsbury plc	10,266,709
506,751	Lonmin plc*	400,494
2,166,634	SIG plc	4,158,728

The Hartford International Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,360,905	Standard Chartered plc		$9,180,654

			106,463,742

	Total Common Stocks (cost $1,283,075,807)		1,083,984,159

	Total Long-Term Investments (cost $1,283,075,807)		1,083,984,159

Short-Term Investments - 5.6%
	Other Investment Pools & Funds - 5.6%
65,397,257	Fidelity Money Market Class 1		65,397,257

	Total Short-Term Investments (cost $65,397,257)		65,397,257

	Total Investments (cost $1,348,473,064)^	99.0%	$1,149,381,416
	Other Assets and Liabilities	1.0%	11,133,892

	Total Net Assets	100.0%	$1,160,515,308

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$39,943,893
Unrealized Depreciation	(239,035,541)

Net Unrealized Depreciation	$(199,091,648)

*	Non-income producing.

Futures Contracts Outstanding at January 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EAFE (mini MSCI) Index Future	462	03/18/2016	$36,200,333	$36,996,960	$796,627

Total futures contracts					$796,627

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company

The Hartford International Value Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.8%
Consumer Staples	2.5
Energy	9.9
Financials	20.0
Health Care	6.9
Industrials	12.2
Information Technology	11.7
Materials	11.9
Telecommunication Services	4.1
Utilities	2.4

Total	93.4%

Short-Term Investments	5.6
Other Assets & Liabilities	1.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities
as of January 31, 2016
Description	Percentage of Net Assets
Australian Dollar	0.5%
Brazilian Real	0.5
British Pound	10.7
Canadian Dollar	1.5
Danish Krone	1.1
Euro	25.8
Hong Kong Dollar	1.7
Hungarian Forint	0.9
Indian Rupee	1.2
Indonesian Rupiah	0.1
Japanese Yen	38.0
Norwegian Krone	1.1
South African Rand	0.7
South Korean Won	2.0
Swedish Krona	0.5
Swiss Franc	3.5
Taiwanese Dollar	0.6
United States Dollar	8.6
Other Assets & Liabilities	1.0

Total	100.0%

The Hartford International Value Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$6,642,540	$1,303,629	$5,338,911	$—
Austria	1,001,382	—	1,001,382	—
Belgium	29,328,564	—	29,328,564	—
Brazil	9,596,791	9,596,791	—	—
Canada	25,034,859	25,034,859	—	—
China	6,005,675	3,656,950	2,348,725	—
Denmark	13,117,001	—	13,117,001	—
France	124,267,970	4,846,240	119,421,730	—
Germany	50,054,964	1,700,847	48,354,117	—
Greece	8,091,712	—	8,091,712	—
Hong Kong	17,784,349	—	17,784,349	—
Hungary	10,389,514	—	10,389,514	—
India	14,065,999	—	14,065,999	—
Indonesia	1,758,823	668,596	1,090,227	—
Italy	29,994,068	—	29,994,068	—
Japan	440,692,372	—	440,692,372	—
Netherlands	46,994,805	—	46,994,805	—
Norway	12,280,845	—	12,280,845	—
Russia	19,524,744	11,115,347	8,409,397	—
South Africa	8,400,726	1,704,604	6,696,122	—
South Korea	22,969,479	—	22,969,479	—
Spain	26,194,849	—	26,194,849	—
Sweden	1,308,540	1,308,540	—	—
Switzerland	45,593,670	1,034,702	44,558,968	—
Taiwan	6,426,176	—	6,426,176	—
United Kingdom	106,463,742	—	106,463,742	—
Short-Term Investments	65,397,257	65,397,257	—	—
Futures Contracts(2)	796,627	796,627	—	—

Total	$1,150,178,043	$128,164,989	$1,022,013,054	$—

(1) For the period ended January 31, 2016, investments valued at $47,830,705 were transferred from Level 1 to Level 2, and investments valued at $6,154,779 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Long/Short Global Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 109.8%
	Automobiles & Components - 3.1%
18,147	Gentex Corp.	$248,432
14,500	Keihin Corp.	228,366
6,160	Tenneco, Inc.*	235,374

		712,172

	Banks - 6.4%
119,443	Genworth Mortgage Insurance Australia Ltd.	221,603
6,850	Grupo Financiero Galicia S.A. ADR	186,937
15,348	Hilltop Holdings, Inc.*	245,108
4,808	IBERIABANK Corp.	230,063
115,667	Israel Discount Bank Ltd. Class A*	190,236
92,550	Metropolitan Bank & Trust Co.	138,288
14,390	United Community Banks, Inc./GA	259,883

		1,472,118

	Capital Goods - 6.3%
7,517	Applied Industrial Technologies, Inc.	288,953
9,000	Kyudenko Corp.	179,428
7,303	Owens Corning	337,326
3,351	Teledyne Technologies, Inc.*	272,269
6,000	Voltronic Power Technology Corp.	93,340
18,591	Wienerberger AG	284,493

		1,455,809

	Commercial & Professional Services - 3.5%
6,323	Clean Harbors, Inc.*	280,172
10,975	Herman Miller, Inc.	281,179
171,895	Spotless Group Holdings Ltd.	128,422
11,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	113,664

		803,437

	Consumer Durables & Apparel - 2.3%
75,000	ANTA Sports Products Ltd.	181,305
730,000	Global Brands Group Holding Ltd.*	112,087
14,196	Tumi Holdings, Inc.*	245,449

		538,841

	Consumer Services - 5.1%
6,130	Cheesecake Factory, Inc.	296,079
20,235	Domino’s Pizza Group plc	284,657
57,800	Kroton Educacional S.A.	122,831
23,112	Melia Hotels International S.A.	252,390
7,223	New Oriental Education & Technology Group, Inc. ADR	226,874

		1,182,831

	Diversified Financials - 6.3%
62,700	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	160,834
37,008	Cerved Information Solutions S.p.A.*	305,860
43,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	215,463
6,488	Nelnet, Inc. Class A	210,665
6,190	OneMain Holdings, Inc.*	163,602
20,520	Santander Consumer USA Holdings, Inc.*	214,434
11,120	Solar Capital Ltd.	180,366

		1,451,224

	Energy - 2.6%
18,426	Ensco plc Class A	180,206
20,950	QEP Resources, Inc.	268,579
14,700	Superior Energy Services, Inc.	151,557

		600,342

	Food & Staples Retailing - 0.5%
19,703	Clicks Group Ltd.	107,785

	Food, Beverage & Tobacco - 5.0%
5,930	Cia Cervecerias Unidas S.A. ADR	128,029

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

73,484	Greencore Group plc	$408,201
9,300	Gruma S.A.B. de C.V. Class B	140,184
36,700	Guinness Anchor Bhd	117,881
4,248	Sanderson Farms, Inc.	345,023

		1,139,318

	Health Care Equipment & Services - 5.7%
12,263	Globus Medical, Inc. Class A*	305,962
14,509	Kindred Healthcare, Inc.	140,157
6,300	LifePoint Health, Inc.*	439,677
78,500	Phoenix Healthcare Group Co., Ltd.	67,906
8,336	Surgical Care Affiliates, Inc.*	355,697

		1,309,399

	Household & Personal Products - 0.9%
6,581	Nu Skin Enterprises, Inc. Class A	208,289

	Insurance - 4.3%
4,230	Assurant, Inc.	343,941
14,308	Assured Guaranty Ltd.	340,244
25,047	Coface S.A.*	205,420
11,677	Tongyang Life Insurance Co., Ltd.	99,795

		989,400

	Materials - 6.4%
18,872	Buzzi Unicem S.p.A.	285,987
6,520	Carpenter Technology Corp.	180,995
24,520	Graphic Packaging Holding Co.	278,547
10,050	KapStone Paper & Packaging Corp.	148,539
4,958	Reliance Steel & Aluminum Co.	282,309
6,083	Vidrala S.A.	296,999

		1,473,376

	Media - 2.3%
32,600	IMAX China Holding, Inc.*(1)	208,529
18,000	TV Asahi Holdings Corp.	327,803

		536,332

	Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
12,713	Almirall S.A.	245,446
2,921	Galapagos N.V.*	145,557
3,200	ICON plc*	211,424
3,545	Ipsen S.A.	204,332

		806,759

	Real Estate - 10.4%
20,229	Big Yellow Group plc REIT	222,781
10,104	Blackstone Mortgage Trust, Inc. Class A REIT	250,377
15,829	Grand City Properties S.A.	327,951
129,339	Hibernia plc REIT	181,306
67,000	Kenedix, Inc.	272,223
46,300	Leopalace21 Corp.*	256,437
42,365	MFA Financial, Inc. REIT	269,018
22,553	Redwood Trust, Inc. REIT	242,896
40,481	UNITE Group plc	372,277

		2,395,266

	Retailing - 6.8%
8,410	Abercrombie & Fitch Co. Class A	220,678
19,793	Chico’s FAS, Inc.	205,649
12,490	Haverty Furniture Cos., Inc.	236,686
3,754	Hornbach Holding AG & Co. KGaA	229,769
8,000	K’s Holdings Corp.	272,487
120,400	Matahari Department Store Tbk PT	141,348
9,374	WH Smith plc	247,359

		1,553,976

	Semiconductors & Semiconductor Equipment - 4.9%
21,550	Entegris, Inc.*	251,273
7,424	First Solar, Inc.*	509,732

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

13,750	ON Semiconductor Corp.*		$117,700
14,000	Silergy Corp.		178,134
4,180	Siltronic AG*		76,653

			1,133,492

	Software & Services - 10.9%
13,889	Cadence Design Systems, Inc.*		271,669
10,572	Cardtronics, Inc.*		325,723
14,178	Convergys Corp.		346,510
18,200	Dena Co., Ltd.		263,411
7,791	Exlservice Holdings, Inc.*		340,155
3,028	Imperva, Inc.*		156,124
6,339	Temenos Group AG		308,116
6,286	Verint Systems, Inc.*		230,130
11,472	Worldline S.A.*(1)		271,183

			2,513,021

	Technology Hardware & Equipment - 2.2%
12,846	Ciena Corp.*		228,273
185,875	Inari Amertron Bhd		145,076
13,000	Japan Aviation Electronics Industry Ltd.		131,588

			504,937

	Telecommunication Services - 3.8%
155,616	Bezeq The Israeli Telecommunication Corp. Ltd.		335,470
79,000	SmarTone Telecommunications Holdings Ltd.		122,547
80,604	Vonage Holdings Corp.*		413,499

			871,516

	Transportation - 5.3%
6,083	DSV A/S		236,728
19,300	Hitachi Transport System Ltd.		314,481
3,994	Landstar System, Inc.		229,296
106,633	Qantas Airways Ltd.*		296,526
5,410	Wizz Air Holdings plc*(1)		146,486

			1,223,517

	Utilities - 1.3%
8,050	Avangrid, Inc.*		309,522

	Total Common Stocks (cost $27,231,523)		25,292,679

Exchange Traded Funds - 4.7%
	Other Investment Pools & Funds - 4.7%
6,228	iShares MSCI EAFE ETF		345,529
3,282	iShares Russell 2000 ETF		337,751
21,200	WisdomTree India Earnings Fund		394,108

	Total Exchange Traded Funds (cost $1,205,923)		1,077,388

	Total Long-Term Investments (cost $28,437,446)		26,370,067
Short-Term Investments - 0.5%
	Other Investment Pools & Funds - 0.5%
114,828	Federated Prime Obligations Fund		114,828

	Total Short-Term Investments (cost $114,828)		114,828

	Total Investments (cost $28,552,274)^	115.0%	$26,484,895
	Total Securities Sold Short (proceeds $13,662,191)	(53.6)%	$(12,340,954)
	Other Assets and Liabilities	38.6%	8,886,335

	Total Net Assets	100.0%	$23,030,276

Securities Sold Short - (53.6%)
Common Stocks - (53.6%)
	Automobiles & Components - (1.4%)
(3,002)	Eagle Industry Co., Ltd.		(50,850)

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(5,511)	ElringKlinger AG	$(139,391)
(2,713)	Mitsuba Corp.	(37,631)
(47,946)	Piaggio & C S.p.A.	(100,793)

		(328,665)

	Banks - (3.3%)
(27,123)	Banregio Grupo Financiero S.A.B. de C.V.	(127,736)
(10,051)	Beneficial Bancorp, Inc.*	(130,161)
(8,522)	Kearny Financial Corp.	(103,031)
(9,493)	PHH Corp.*	(116,574)
(2,299)	Suruga Bank Ltd.	(41,740)
(7,783)	TFS Financial Corp.	(135,813)
(2,223)	Westamerica BanCorp.	(97,078)

		(752,133)

	Capital Goods - (5.2%)
(3,085)	Air Lease Corp.	(79,470)
(31,951)	Cobham plc	(116,001)
(2,706)	Cubic Corp.	(108,132)
(6,337)	Keihan Electric Railway Co., Ltd.	(39,748)
(10,208)	Miura Co., Ltd.	(136,355)
(4,264)	NCI Building Systems, Inc.*	(44,260)
(2,000)	RBC Bearings, Inc.*	(118,660)
(2,668)	SHO-BOND Holdings Co., Ltd.	(91,500)
(2,169)	Spirax-Sarco Engineering plc	(94,671)
(37,833)	Sumitomo Mitsui Construction Co., Ltd.	(31,218)
(5,914)	Totetsu Kogyo Co., Ltd.	(143,228)
(4,743)	Ultra Electronics Holdings plc	(129,047)
(3,547)	Zumtobel Group AG	(73,614)

		(1,205,904)

	Commercial & Professional Services - (2.2%)
(2,886)	Advisory Board Co.*	(132,092)
(8,783)	Covanta Holding Corp.	(124,192)
(1,892)	Mobile Mini, Inc.	(49,041)
(5,925)	SEEK Ltd.	(61,683)
(1,715)	Teleperformance	(142,886)

		(509,894)

	Consumer Durables & Apparel - (2.8%)
(5,331)	Kate Spade & Co.*	(94,945)
(266,075)	Li Ning Co., Ltd.*	(122,762)
(2,084)	Meritage Homes Corp.*	(68,793)
(1,501)	Rinnai Corp.	(137,842)
(4,852)	Salvatore Ferragamo S.p.A.	(109,744)
(9,860)	TRI Pointe Group, Inc.*	(103,924)

		(638,010)

	Consumer Services - (1.8%)
(2,251)	Dunkin’ Brands Group, Inc.	(88,600)
(6,670)	Fuji Kyuko Co., Ltd.	(68,521)
(218)	Kuoni Reisen Holding AG	(67,855)
(8,588)	Scientific Games Corp. Class A*	(50,841)
(150,000)	Shangri-La Asia Ltd.	(139,738)

		(415,555)

	Diversified Financials - (2.5%)
(1,771)	Artisan Partners Asset Management, Inc. Class A	(55,432)
(34,171)	Bolsa Mexicana de Valores S.A.B. de C.V.	(46,440)
(25,372)	Brewin Dolphin Holdings plc	(101,390)
(35,680)	Coronation Fund Managers Ltd.	(137,554)
(208,303)	First Pacific Co., Ltd.	(143,633)
(3,438)	Greenhill & Co., Inc.	(81,755)

		(566,204)

	Energy - (0.6%)
(1,220)	Koninklijke Vopak N.V.	(53,064)

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(5,910)	Lundin Petroleum AB*	$(84,972)

		(138,036)

	Food & Staples Retailing - (1.2%)
(397)	Cosmos Pharmaceutical Corp.	(59,959)
(15,327)	Massmart Holdings Ltd.	(87,531)
(5,622)	Sprouts Farmers Market, Inc.*	(128,182)

		(275,672)

	Food, Beverage & Tobacco - (1.9%)
(685)	Coca-Cola Bottling Co. Consolidated	(120,492)
(8,216)	Kagome Co., Ltd.	(141,908)
(3,650)	Snyder’s-Lance, Inc.	(115,230)
(700)	TreeHouse Foods, Inc.*	(55,552)

		(433,182)

	Health Care Equipment & Services - (1.9%)
(7,167)	Endologix, Inc.*	(51,101)
(24,931)	Healthscope Ltd.	(39,411)
(2,318)	K2M Group Holdings, Inc.*	(32,939)
(2,281)	Nevro Corp.*	(140,943)
(4,768)	NxStage Medical, Inc.*	(90,210)
(8,266)	Ryman Healthcare Ltd.	(43,151)
(3,904)	Select Medical Holdings Corp.	(37,205)

		(434,960)

	Insurance - (4.1%)
(4,308)	Brown & Brown, Inc.	(130,317)
(1,433)	Erie Indemnity Co. Class A	(137,726)
(2,109)	Mercury General Corp.	(97,921)
(42,471)	Rand Merchant Insurance Holdings Ltd.	(106,131)
(2,251)	RLI Corp.	(133,484)
(4,663)	Topdanmark A/S*	(118,500)
(7,199)	Tryg AS	(137,653)
(3,729)	Vienna Insurance Group AG Wiener Versicherung Gruppe	(92,125)

		(953,857)

	Materials - (4.5%)
(9,015)	Acerinox S.A.	(81,304)
(7,504)	Air Water, Inc.	(119,313)
(989)	Eagle Materials, Inc.	(52,951)
(37,293)	Elementis plc	(114,408)
(3,399)	FMC Corp.	(121,412)
(3,344)	FP Corp.	(121,974)
(5,707)	Louisiana-Pacific Corp.*	(89,714)
(17,095)	Nampak Ltd.	(21,137)
(39,518)	Northam Platinum Ltd.*	(78,666)
(6,640)	Olin Corp.	(112,482)
(4,419)	Platform Specialty Products Corp.*	(33,717)
(44,854)	PPC Ltd.	(37,190)
(1,500)	Taiyo Holdings Co., Ltd.	(50,606)

		(1,034,874)

	Media - (1.0%)
(2,787)	Liberty Broadband Corp. Class C*	(130,989)
(3,193)	Tribune Media Co. Class A	(105,209)

		(236,198)

	Real Estate - (5.3%)
(35)	Alexander’s, Inc. REIT	(12,775)
(2,981)	American Homes 4 Rent Class A,REIT	(44,685)
(1,237)	Cofinimmo S.A. REIT	(134,723)
(6,576)	Forest City Realty Trust, Inc. Class A, REIT*	(129,547)
(57,015)	IMMOFINANZ AG*	(107,453)
(27)	Industrial & Infrastructure Fund Investment Corp. REIT	(126,206)
(152)	Invincible Investment Corp. REIT	(93,292)
(118)	Japan Hotel REIT Investment Corp. REIT	(89,613)
(5,296)	Outfront Media, Inc. REIT	(115,188)
(288,248)	Poly Property Group Co., Ltd.	(78,449)

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(14,341)	Spirit Realty Capital, Inc. REIT	$(150,294)
(1,918)	Taubman Centers, Inc. REIT	(136,255)

		(1,218,480)

	Retailing - (3.0%)
(2,263)	ASOS plc*	(100,694)
(2,919)	Cabela’s, Inc.*	(122,802)
(1,918)	Conn’s, Inc.*	(23,630)
(2,335)	Matsuya Co., Ltd.	(18,556)
(1,834)	Monro Muffler Brake, Inc.	(120,585)
(20,108)	Ocado Group plc*	(76,067)
(3,847)	Yoox Net-A-Porter Group S.p.A.*	(132,365)
(758)	zooplus AG*	(95,881)

		(690,580)

	Semiconductors & Semiconductor Equipment - (1.6%)
(7,900)	ASM Pacific Technology Ltd.	(57,470)
(6,691)	BE Semiconductor Industries N.V.	(135,597)
(570)	M/A-COM Technology Solutions Holdings, Inc.*	(21,945)
(7,158)	Semtech Corp.*	(143,876)

		(358,888)

	Software & Services - (3.0%)
(1,640)	Cornerstone OnDemand, Inc.*	(50,332)
(512)	Fair Isaac Corp.	(48,932)
(2,264)	Gemalto N.V.	(135,776)
(2,332)	Interactive Intelligence Group, Inc.*	(55,688)
(3,328)	Marketo, Inc.*	(63,265)
(3,319)	Paylocity Holding Corp.*	(103,287)
(695)	SPS Commerce, Inc.*	(45,370)
(3,350)	Yelp, Inc.*	(70,182)
(5,235)	Zendesk, Inc.*	(115,222)

		(688,054)

	Technology Hardware & Equipment - (1.2%)
(6,003)	3D Systems Corp.*	(48,084)
(1,555)	Siix Corp.	(44,995)
(3,077)	Topcon Corp.	(43,657)
(1,139)	ViaSat, Inc.*	(71,188)
(1,167)	Zebra Technologies Corp. Class A*	(70,487)

		(278,411)

	Telecommunication Services - (1.4%)
(7,754)	Cellnex Telecom SAU(1)	(133,634)
(2,390)	Sunrise Communications Group AG*(1)	(140,810)
(11,920)	TDC AS	(51,190)

		(325,634)

	Transportation - (1.5%)
(14,174)	Keikyu Corp.	(117,465)
(1,350)	Oesterreichische Post AG	(47,912)
(90,613)	Singapore Post Ltd.	(85,288)
(17,509)	Sotetsu Holdings, Inc.	(101,796)

		(352,461)

	Utilities - (2.2%)
(3,320)	California Water Service Group	(83,298)
(29,602)	Drax Group plc	(106,843)
(10,767)	Pennon Group plc	(136,476)
(3,576)	Portland General Electric Co.	(138,999)
(11,300)	TransAlta Corp.	(39,686)

		(505,302)

	Total Common Stocks (Proceeds $(13,662,191))	(12,340,954)

	Total Securities Sold Short (Proceeds $(13,662,191))	(12,340,954)

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,312,460
Unrealized Depreciation	(3,379,839)

Net Unrealized Depreciation	$(2,067,379)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $351,754, which represents 1.5% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

Hartford Long/Short Global Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	19.6%
Consumer Staples	6.4
Energy	2.6
Financials	32.1
Health Care	9.2
Industrials	15.1
Information Technology	18.0
Materials	6.4
Telecommunication Services	3.8
Utilities	1.3

Total	114.5%

Short-Term Investments	0.5
Securities Sold Short
Equity Securities
Consumer Discretionary	(10.0) %
Consumer Staples	(3.1)
Energy	(0.6)
Financials	(15.2)
Health Care	(1.9)
Industrials	(8.9)
Information Technology	(5.8)
Materials	(4.5)
Telecommunication Services	(1.4)
Utilities	(2.2)

Total	(53.6)

Other Assets & Liabilities	38.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Diversification by Country - Long Positions

as of January 31, 2016

Country	Percentage of Net Assets
Argentina	0.8%
Australia	2.9
Austria	1.2
Belgium	0.6
Brazil	1.7
Chile	0.6
China	2.1
Denmark	1.0
France	3.0
Germany	1.3
Hong Kong	1.9
Hungary	0.6
Indonesia	0.6
Ireland	3.5
Israel	2.3
Italy	2.5
Japan	10.8
Luxembourg	1.4

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Malaysia	1.1
Mexico	0.6
Philippines	0.6
South Africa	0.5
South Korea	0.4
Spain	3.5
Switzerland	1.3
Taiwan	1.2
United Kingdom	7.2
United States	59.3
Short-Term Investments	0.5

Total Long Positions	115.0
Securities Sold Short	(53.6)
Other Assets & Liabilities	38.6

Total	100.0%

Diversification by Country - Securities Sold Short as of January 31, 2016
Country	Percentage of Net Assets
Australia	(0.5) %
Austria	(1.4)
Belgium	(0.6)
Canada	(0.2)
China	(0.5)
Denmark	(1.3)
France	(0.6)
Germany	(1.0)
Hong Kong	(1.8)
Italy	(1.5)
Japan	(8.2)
Mexico	(0.8)
Netherlands	(1.4)
New Zealand	(0.2)
Singapore	(0.4)
South Africa	(2.0)
Spain	(1.0)
Sweden	(0.4)
Switzerland	(0.9)
United Kingdom	(4.3)
United States	(24.6)

Total	(53.6) %

Hartford Long/Short Global Equity Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$712,172	$483,806	$228,366	$—
Banks	1,472,118	921,991	550,127	—
Capital Goods	1,455,809	898,548	557,261	—
Commercial & Professional Services	803,437	675,015	128,422	—
Consumer Durables & Apparel	538,841	245,449	293,392	—
Consumer Services	1,182,831	645,784	537,047	—
Diversified Financials	1,451,224	929,901	521,323	—
Energy	600,342	600,342	—	—
Food & Staples Retailing	107,785	107,785	—	—
Food, Beverage & Tobacco	1,139,318	613,236	526,082	—
Health Care Equipment & Services	1,309,399	1,241,493	67,906	—
Household & Personal Products	208,289	208,289	—	—
Insurance	989,400	684,185	305,215	—
Materials	1,473,376	1,187,389	285,987	—
Media	536,332	—	536,332	—
Pharmaceuticals, Biotechnology & Life Sciences	806,759	211,424	595,335	—
Real Estate	2,395,266	943,597	1,451,669	—
Retailing	1,553,976	892,782	661,194	—
Semiconductors & Semiconductor Equipment	1,133,492	878,705	254,787	—
Software & Services	2,513,021	1,670,311	842,710	—
Technology Hardware & Equipment	504,937	228,273	276,664	—
Telecommunication Services	871,516	413,499	458,017	—
Transportation	1,223,517	229,296	994,221	—
Utilities	309,522	309,522	—	—
Exchange Traded Funds	1,077,388	1,077,388	—	—
Short-Term Investments	114,828	114,828	—	—

Total	$26,484,895	$16,412,838	$10,072,057	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(328,665)	$—	$(328,665)	$—
Banks	(752,133)	(710,393)	(41,740)	—
Capital Goods	(1,205,904)	(350,522)	(855,382)	—
Commercial & Professional Services	(509,894)	(305,325)	(204,569)	—
Consumer Durables & Apparel	(638,010)	(267,662)	(370,348)	—
Consumer Services	(415,555)	(139,441)	(276,114)	—
Diversified Financials	(566,204)	(183,627)	(382,577)	—
Energy	(138,036)	—	(138,036)	—
Food & Staples Retailing	(275,672)	(128,182)	(147,490)	—
Food, Beverage & Tobacco	(433,182)	(291,274)	(141,908)	—
Health Care Equipment & Services	(434,960)	(352,398)	(82,562)	—
Insurance	(953,857)	(499,448)	(454,409)	—
Materials	(1,034,874)	(524,684)	(510,190)	—
Media	(236,198)	(236,198)	—	—
Real Estate	(1,218,480)	(588,744)	(629,736)	—
Retailing	(690,580)	(267,017)	(423,563)	—
Semiconductors & Semiconductor Equipment	(358,888)	(165,821)	(193,067)	—
Software & Services	(688,054)	(688,054)	—	—
Technology Hardware & Equipment	(278,411)	(189,759)	(88,652)	—
Telecommunication Services	(325,634)	—	(325,634)	—
Transportation	(352,461)	—	(352,461)	—
Utilities	(505,302)	(261,983)	(243,319)	—

Total	$(12,340,954)	$(6,150,532)	$(6,190,422)	$—

Hartford Long/Short Global Equity Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(1) For the period ended January 31, 2016, investments valued at $710,475 were transferred from Level 1 to Level 2, and investments valued at $107,785 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford MidCap Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 99.4%
	Automobiles & Components - 1.2%
1,431,098	Harley-Davidson, Inc.	$57,243,920

	Banks - 4.4%
232,389	Cullen/Frost Bankers, Inc.	11,122,138
489,254	East West Bancorp, Inc.	15,861,615
70,202	First Citizens BancShares, Inc. Class A	17,273,904
940,749	First Republic Bank	63,970,932
949,446	M&T Bank Corp.	104,609,960

		212,838,549

	Capital Goods - 7.8%
2,041,572	Allison Transmission Holdings, Inc.	48,568,998
526,145	Colfax Corp.*	11,648,850
1,058,703	Fastenal Co.	42,940,994
1,128,254	IDEX Corp.	81,809,698
825,378	Lennox International, Inc.	98,896,792
751,482	MSC Industrial Direct Co., Inc. Class A	48,703,548
905,184	PACCAR, Inc.	44,417,379

		376,986,259

	Commercial & Professional Services - 11.1%
883,578	Clean Harbors, Inc.*	39,151,341
1,169,935	Equifax, Inc.	123,779,123
1,287,424	ManpowerGroup, Inc.	98,294,822
2,165,702	Robert Half International, Inc.	94,792,777
1,964,850	TransUnion*	48,610,389
1,615,235	TriNet Group, Inc.*	23,905,478
1,739,893	Waste Connections, Inc.	104,341,383

		532,875,313

	Consumer Durables & Apparel - 3.2%
676,595	Harman International Industries, Inc.	50,331,902
62,844	NVR, Inc.*	103,755,444

		154,087,346

	Consumer Services - 1.2%
897,541	Choice Hotels International, Inc.	39,240,492
252,543	Wynn Resorts Ltd.	17,006,246

		56,246,738

	Diversified Financials - 5.7%
464,794	Factset Research Systems, Inc.	70,044,456
646,024	Invesco Ltd.	19,335,498
397,354	Moody’s Corp.	35,420,136
876,375	MSCI, Inc.	60,329,655
780,665	Northern Trust Corp.	48,463,683
1,061,745	SEI Investments Co.	41,662,874

		275,256,302

	Energy - 5.9%
296,215	Cimarex Energy Co.	27,547,995
3,679,979	Cobalt International Energy, Inc.*	13,947,120
495,265	Diamondback Energy, Inc.*	37,417,271
847,941	Energen Corp.	29,906,879
1,706,454	Memorial Resource Development Corp.*	27,149,683
1,092,262	Newfield Exploration Co.*	31,752,056
1,647,841	Patterson-UTI Energy, Inc.	23,695,953
248,308	Pioneer Natural Resources Co.	30,777,777
2,748,346	QEP Resources, Inc.	35,233,796
660,782	World Fuel Services Corp.	25,737,459

		283,165,989

	Food & Staples Retailing - 0.6%
405,589	PriceSmart, Inc.	31,051,894

	Health Care Equipment & Services - 8.6%
1,886,975	Envision Healthcare Holdings, Inc.*	41,702,148

The Hartford MidCap Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

2,343,216	IMS Health Holdings, Inc.*	$54,175,154
933,157	MEDNAX, Inc.*	64,817,085
1,430,866	Patterson Cos., Inc.	60,754,570
778,205	Sirona Dental Systems, Inc.*	82,715,409
104,021	STERIS plc	7,202,414
226,369	Team Health Holdings, Inc.*	9,251,701
51,953	Teleflex, Inc.	7,049,503
429,179	Universal Health Services, Inc. Class B	48,342,723
503,223	Varian Medical Systems, Inc.*	38,813,590

		414,824,297

	Insurance - 7.0%
115,917	Alleghany Corp.*	55,399,053
128,962	Fairfax Financial Holdings Ltd.	66,401,299
150,331	Markel Corp.*	126,347,192
49,993	White Mountains Insurance Group Ltd.	35,649,509
166,856	Willis Towers Watson plc	19,100,006
690,989	WR Berkley Corp.	34,653,098

		337,550,157

	Materials - 3.1%
780,830	Ball Corp.	52,182,869
635,716	Packaging Corp. of America	32,313,444
125,261	Sherwin-Williams Co.	32,025,480
659,851	Silgan Holdings, Inc.	34,886,322

		151,408,115

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
465,528	Agios Pharmaceuticals, Inc.*	19,654,592
1,386,696	Alkermes plc*	44,388,139
276,553	Alnylam Pharmaceuticals, Inc.*	19,065,564
2,118,229	Ironwood Pharmaceuticals, Inc.*	19,551,254
307,413	Jazz Pharmaceuticals plc*	39,576,350
242,824	Mettler-Toledo International, Inc.*	75,967,488
522,043	Waters Corp.*	63,276,832

		281,480,219

	Retailing - 5.9%
764,924	Advance Auto Parts, Inc.	116,306,694
1,538,093	CarMax, Inc.*	67,952,949
692,096	Tiffany & Co.	44,183,408
848,579	TripAdvisor, Inc.*	56,651,134

		285,094,185

	Semiconductors & Semiconductor Equipment - 1.5%
609,240	First Solar, Inc.*	41,830,418
1,220,320	SunPower Corp.*	31,044,941

		72,875,359

	Software & Services - 12.1%
1,450,058	Akamai Technologies, Inc.*	66,151,646
483,990	Cadence Design Systems, Inc.*	9,466,844
5,861,992	Genpact Ltd.*	140,218,849
1,087,181	Global Payments, Inc.	64,089,320
738,852	Guidewire Software, Inc.*	40,666,414
87,909	ServiceNow, Inc.*	5,468,819
2,526,730	Vantiv, Inc. Class A*	118,882,647
821,594	VeriSign, Inc.*	62,112,506
644,005	WEX, Inc.*	46,761,203
489,608	Zillow Group, Inc. Class A*	10,609,805
979,217	Zillow Group, Inc. Class C*	20,073,949

		584,502,002

	Technology Hardware & Equipment - 6.8%
1,238,201	Amphenol Corp. Class A	61,377,624
433,650	Arista Networks, Inc.*	26,032,010
1,500,780	CDW Corp. of Delaware	57,704,991
536,321	FEI Co.	38,856,456
2,713,553	National Instruments Corp.	77,336,260

The Hartford MidCap Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

594,874	Pure Storage, Inc. Class A*		$7,739,311
2,968,704	Trimble Navigation Ltd.*		57,266,300

			326,312,952

	Transportation - 5.1%
511,361	Alaska Air Group, Inc.		35,999,814
95,320	AMERCO		34,949,078
110,869	CH Robinson Worldwide, Inc.		7,180,985
1,081,793	Genesee & Wyoming, Inc. Class A*		53,635,297
812,027	J.B. Hunt Transport Services, Inc.		59,034,363
2,200,091	JetBlue Airways Corp.*		46,883,939
226,207	Spirit Airlines, Inc.*		9,455,453

			247,138,929

	Utilities - 2.4%
344,704	Eversource Energy		18,545,075
1,995,648	UGI Corp.		67,852,032
488,325	WEC Energy Group, Inc.		26,970,190

			113,367,297

	Total Common Stocks (cost $4,361,990,629)		4,794,305,822

	Total Long-Term Investments (cost $4,361,990,629)		4,794,305,822

Short-Term Investments - 0.5%
	Other Investment Pools & Funds - 0.5%
24,913,325	BlackRock Liquidity Funds TempFund Portfolio		24,913,325

	Total Short-Term Investments (cost $24,913,325)		24,913,325

	Total Investments (cost $4,386,903,954)^	99.9%	$4,819,219,147
	Other Assets and Liabilities	0.1%	3,845,979

	Total Net Assets	100.0%	$4,823,065,126

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$828,495,813
Unrealized Depreciation	(396,180,620)

Net Unrealized Appreciation	$432,315,193

*	Non-income producing.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The Hartford MidCap Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector
as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.5%
Consumer Staples	0.6
Energy	5.9
Financials	17.1
Health Care	14.4
Industrials	24.0
Information Technology	20.4
Materials	3.1
Utilities	2.4

Total	99.4%

Short-Term Investments	0.5
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford MidCap Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$57,243,920	$57,243,920	$—	$—
Banks	212,838,549	212,838,549	—	—
Capital Goods	376,986,259	376,986,259	—	—
Commercial & Professional Services	532,875,313	532,875,313	—	—
Consumer Durables & Apparel	154,087,346	154,087,346	—	—
Consumer Services	56,246,738	56,246,738	—	—
Diversified Financials	275,256,302	275,256,302	—	—
Energy	283,165,989	283,165,989	—	—
Food & Staples Retailing	31,051,894	31,051,894	—	—
Health Care Equipment & Services	414,824,297	414,824,297	—	—
Insurance	337,550,157	337,550,157	—	—
Materials	151,408,115	151,408,115	—	—
Pharmaceuticals, Biotechnology & Life Sciences	281,480,219	281,480,219	—	—
Retailing	285,094,185	285,094,185	—	—
Semiconductors & Semiconductor Equipment	72,875,359	72,875,359	—	—
Software & Services	584,502,002	584,502,002	—	—
Technology Hardware & Equipment	326,312,952	326,312,952	—	—
Transportation	247,138,929	247,138,929	—	—
Utilities	113,367,297	113,367,297	—	—
Short-Term Investments	24,913,325	24,913,325	—	—

Total	$4,819,219,147	$4,819,219,147	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford MidCap Value Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 97.8%
	Automobiles & Components - 0.7%
99,328	Goodyear Tire & Rubber Co.	$2,821,909

	Banks - 8.9%
172,877	BankUnited, Inc.	5,825,955
57,753	CIT Group, Inc.	1,695,050
186,458	Comerica, Inc.	6,395,509
161,457	EverBank Financial Corp.	2,271,700
88,354	IBERIABANK Corp.	4,227,739
172,533	Provident Financial Services, Inc.	3,388,548
47,215	South State Corp.	3,156,323
329,310	Zions Bancorporation	7,468,751

		34,429,575

	Capital Goods - 11.3%
186,912	Barnes Group, Inc.	6,076,509
68,627	Curtiss-Wright Corp.	4,735,263
70,440	Esterline Technologies Corp.*	5,544,332
148,734	Generac Holdings, Inc.*	4,227,020
81,530	Hubbell, Inc. Class B	7,372,758
105,432	Moog, Inc. Class A*	4,884,665
11,629	Orbital ATK, Inc.	1,049,285
68,967	Rexel S.A.	816,755
614,435	Sanwa Holdings Corp.	4,356,036
102,221	Sensata Technologies Holding N.V.*	3,751,511
22,060	WESCO International, Inc.*	890,783

		43,704,917

	Consumer Durables & Apparel - 7.4%
110,620	D.R. Horton, Inc.	3,043,156
26,535,460	Global Brands Group Holding Ltd.*	4,074,351
150,413	Lennar Corp. Class A	6,339,908
121,026	Newell Rubbermaid, Inc.	4,693,388
538,126	Performance Sports Group Ltd.*	3,847,601
189,730	PulteGroup, Inc.	3,179,875
709,525	Samsonite International S.A.	1,839,135
59,901	Toll Brothers, Inc.*	1,654,466

		28,671,880

	Consumer Services - 1.7%
140,042	Norwegian Cruise Line Holdings Ltd.*	6,353,706

	Diversified Financials - 2.9%
128,782	Markit, Ltd.*	3,652,258
82,464	MSCI, Inc.	5,676,822
40,246	Raymond James Financial, Inc.	1,763,177
182,200	Solar Cayman Ltd.*(1)(2)(3)	39,355

		11,131,612

	Energy - 6.4%
484,746	Cobalt International Energy, Inc.*	1,837,188
129,950	Diamondback Energy, Inc.*	9,817,723
59,208	Energen Corp.	2,088,266
29,993	HollyFrontier Corp.	1,048,855
184,803	Newfield Exploration Co.*	5,372,223
314,076	QEP Resources, Inc.	4,026,454
328,700	Trican Well Service Ltd.*	396,533

		24,587,242

	Food, Beverage & Tobacco - 1.9%
73,163	Ingredion, Inc.	7,368,977

	Health Care Equipment & Services - 1.5%
121,913	Brookdale Senior Living, Inc.*	1,984,743
170,328	Envision Healthcare Holdings, Inc.*	3,764,249

		5,748,992

The Hartford MidCap Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Insurance - 9.8%
95,216	Argo Group International Holdings Ltd.	$5,411,125
216,655	CNO Financial Group, Inc.	3,769,797
68,939	Hanover Insurance Group, Inc.	5,617,839
101,997	Reinsurance Group of America, Inc.	8,591,207
265,185	Unum Group	7,594,899
184,754	XL Group plc	6,699,180

		37,684,047

	Materials - 7.7%
98,012	Bemis Co., Inc.	4,691,834
129,701	Cabot Corp.	5,232,138
71,789	Celanese Corp. Series A	4,570,806
42,762	Huntsman Corp.	369,036
112,929	KapStone Paper & Packaging Corp.	1,669,091
433,398	Louisiana-Pacific Corp.*	6,813,017
202,794	Methanex Corp.	5,378,097
19,263	Packaging Corp. of America	979,138

		29,703,157

	Media - 2.6%
241,977	Interpublic Group of Cos., Inc.	5,429,964
176,895	Quebecor, Inc. Class B	4,482,670

		9,912,634

	Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
193,950	Almirall S.A.	3,744,526
41,460	Ono Pharmaceutical Co., Ltd.	6,681,814

		10,426,340

	Real Estate - 10.8%
150,527	American Assets Trust, Inc. REIT	5,628,205
110,558	Blackstone Mortgage Trust, Inc. Class A REIT	2,739,627
134,458	Equity LifeStyle Properties, Inc. REIT	8,863,471
79,269	Extra Space Storage, Inc. REIT	7,188,906
277,096	Forest City Realty Trust, Inc. Class A*	5,458,791
64,357	PS Business Parks, Inc. REIT	5,572,029
29,030	SL Green Realty Corp. REIT	2,804,588
19,031	Sovran Self Storage, Inc. REIT	2,144,413
44,300	STORE Capital Corp. REIT	1,098,197

		41,498,227

	Retailing - 1.5%
245,363	DSW, Inc. Class A	5,891,166

	Semiconductors & Semiconductor Equipment - 5.2%
222,042	Microsemi Corp.*	7,038,731
109,762	Qorvo, Inc.*	4,346,575
130,421	Silicon Motion Technology Corp. ADR	4,054,789
62,219	Synaptics, Inc.*	4,561,275

		20,001,370

	Software & Services - 3.0%
188,945	Booz Allen Hamilton Holding Corp.	5,345,254
168,122	Verint Systems, Inc.*	6,154,946

		11,500,200

	Technology Hardware & Equipment - 3.1%
149,599	ARRIS International plc*	3,810,287
156,967	Arrow Electronics, Inc.*	8,099,497

		11,909,784

	Telecommunication Services - 0.6%
49,415	Millicom International Cellular S.A.	2,183,030

	Transportation - 1.1%
85,482	Genesee & Wyoming, Inc. Class A*	4,238,198

	Utilities - 7.0%
81,212	Alliant Energy Corp.	5,306,392
153,769	Great Plains Energy, Inc.	4,287,080

The Hartford MidCap Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

168,874	Portland General Electric Co.		$6,564,132
216,604	UGI Corp.		7,364,536
80,084	Westar Energy, Inc.		3,488,459

			27,010,599

	Total Common Stocks (cost $383,776,765)		376,777,562

	Total Long-Term Investments (cost $383,776,765)		376,777,562

Short-Term Investments - 2.7%
	Other Investment Pools & Funds - 2.7%
10,341,153	Federated Prime Obligations Fund		10,341,153

	Total Short-Term Investments (cost $10,341,153)		10,341,153

	Total Investments (cost $394,117,918)^	100.5%	$387,118,715
	Other Assets and Liabilities	(0.5)%	(1,795,027)

	Total Net Assets	100.0%	$385,323,688

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$41,712,445
Unrealized Depreciation	(48,711,648)

Net Unrealized Depreciation	$(6,999,203)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $39,355, which represents 0.0% of total net assets.
(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of this security was $39,355, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At January 31, 2016, the aggregate value of these securities was $39,355, which represents 0.0% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford MidCap Value Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The Hartford MidCap Value Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.9%
Consumer Staples	1.9
Energy	6.4
Financials	32.4
Health Care	4.2
Industrials	12.4
Information Technology	11.3
Materials	7.7
Telecommunication Services	0.6
Utilities	7.0

Total	97.8%

Short-Term Investments	2.7
Other Assets & Liabilities	(0.5)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford Moderate Allocation Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,821,909	$2,821,909	$—	$—
Banks	34,429,575	34,429,575	—	—
Capital Goods	43,704,917	38,532,126	5,172,791	—
Consumer Durables & Apparel	28,671,880	22,758,394	5,913,486	—
Consumer Services	6,353,706	6,353,706	—	—
Diversified Financials	11,131,612	11,092,257	—	39,355
Energy	24,587,242	24,587,242	—	—
Food, Beverage & Tobacco	7,368,977	7,368,977	—	—
Health Care Equipment & Services	5,748,992	5,748,992	—	—
Insurance	37,684,047	37,684,047	—	—
Materials	29,703,157	29,703,157	—	—
Media	9,912,634	9,912,634	—	—
Pharmaceuticals, Biotechnology & Life Sciences	10,426,340	—	10,426,340	—
Real Estate	41,498,227	41,498,227	—	—
Retailing	5,891,166	5,891,166	—	—
Semiconductors & Semiconductor Equipment	20,001,370	20,001,370	—	—
Software & Services	11,500,200	11,500,200	—	—
Technology Hardware & Equipment	11,909,784	11,909,784	—	—
Telecommunication Services	2,183,030	—	2,183,030	—
Transportation	4,238,198	4,238,198	—	—
Utilities	27,010,599	27,010,599	—	—
Short-Term Investments	10,341,153	10,341,153	—	—

Total	$387,118,715	$363,383,713	$23,695,647	$39,355

(1) For the period ended January 31, 2016, investments valued at $1,839,135 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Total

Beginning balance	$12,754	$12,754
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	26,601	26,601
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Ending balance	$39,355	$39,355

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $26,601.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Moderate Allocation Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
Affiliated Investment Companies - 100.1%
	Alternative Funds - 4.0%
2,394,725	Hartford Real Total Return Fund*		$22,223,049

	Total Alternative Funds (cost $24,580,942)		22,223,049

	Domestic Equity Funds - 42.9%
3,436,784	Hartford Core Equity Fund		78,221,196
3,508,110	Hartford Small Cap Core Fund		37,326,288
2,739,900	The Hartford Equity Income Fund		45,016,559
735,087	The Hartford Growth Opportunities Fund		27,132,054
1,919,917	The Hartford MidCap Fund		48,401,103

	Total Domestic Equity Funds (cost $250,044,116)		236,097,200

	International/Global Equity Funds - 16.8%
3,901,161	The Hartford International Opportunities Fund		54,811,317
2,814,761	The Hartford International Small Company Fund		37,858,541

	Total International/Global Equity Funds (cost $102,023,571)		92,669,858

	Multi-Strategy Funds - 5.1%
2,894,702	The Hartford Global All-Asset Fund		28,049,666

	Total Multi-Strategy Funds (cost $28,831,236)		28,049,666

	Taxable Fixed Income Funds - 31.3%
4,868,383	The Hartford Quality Bond Fund		49,803,560
1,127,332	The Hartford Short Duration Fund		10,923,849
6,150,060	The Hartford Strategic Income Fund		50,245,993
6,053,499	The Hartford World Bond Fund		61,079,808

	Total Taxable Fixed Income Funds (cost $178,181,574)		172,053,210

	Total Affiliated Investment Companies (cost $583,661,439)		551,092,983

	Total Long-Term Investments (cost $583,661,439)		551,092,983

	Total Investments (cost $583,661,439)^	100.1%	$551,092,983
	Other Assets and Liabilities	(0.1)%	(396,436)

	Total Net Assets	100.0%	$550,696,547

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$522,236
Unrealized Depreciation	(33,090,692)

Net Unrealized Depreciation	$(32,568,456)

*	Non-income producing.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

Hartford Moderate Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Composition by Investments
as of January 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	14.2%
Hartford Real Total Return Fund	4.0
Hartford Small Cap Core Fund	6.8
The Hartford Equity Income Fund	8.2
The Hartford Global All-Asset Fund	5.1
The Hartford Growth Opportunities Fund	4.9
The Hartford International Opportunities Fund	9.9
The Hartford International Small Company Fund	6.9
The Hartford MidCap Fund	8.8
The Hartford Quality Bond Fund	9.1
The Hartford Short Duration Fund	2.0
The Hartford Strategic Income Fund	9.1
The Hartford World Bond Fund	11.1
Other Assets & Liabilities	(0.1)

Total	100.0%

Hartford Moderate Allocation Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$551,092,983	$551,092,983	$—	$—

Total	$551,092,983	$551,092,983	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Multi-Asset Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 7.5%
	Asset-Backed - Finance & Insurance - 0.4%
$ 40,495	Lehman XS Trust 0.69%, 11/25/2035(1)	$27,426
250,000	Sound Point CLO Ltd. 5.22%, 07/15/2025(1)(2)	187,375

		214,801

	Asset-Backed - Home Equity - 1.2%
	GSAA Home Equity Trust
146,068	0.52%, 12/25/2036(1)	71,162
116,554	0.53%, 03/25/2037(1)	59,930
50,372	0.61%, 11/25/2036(1)	25,732
57,818	0.65%, 05/25/2047(1)	40,782
63,846	0.75%, 04/25/2047(1)	40,025
64,424	5.88%, 09/25/2036(3)	34,879
454,674	5.99%, 06/25/2036(1)	239,896
375,886	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	198,495
40,000	Soundview Home Loan Trust 0.68%, 11/25/2036(1)	26,920

		737,821

	Commercial Mortgage-Backed Securities - 1.5%
70,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(1)(2)	51,514
175,000	Commercial Mortgage Trust 4.73%, 10/15/2045(1)(2)	147,686
	GS Mortgage Securities Trust
65,000	3.58%, 06/10/2047(2)(4)	43,270
105,000	3.72%, 01/10/2047(2)	61,017
	JP Morgan Chase Commercial Mortgage Securities Trust
140,000	2.73%, 10/15/2045(1)(2)	97,460
100,000	4.00%, 08/15/2046(1)(2)	82,792
90,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	71,294
90,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	73,354
60,000	UBS-Barclays Commercial Mortgage Trust 4.23%, 03/10/2046(1)(2)	47,140
15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(1)	11,215
	WF-RBS Commercial Mortgage Trust
250,599	3.02%, 11/15/2047(2)	157,053
45,505	5.00%, 04/15/2045(1)(2)	34,616

		878,411

	Whole Loan Collateral CMO - 4.4%
	Adjustable Rate Mortgage Trust
25,908	0.68%, 01/25/2036(1)	21,257
67,528	0.70%, 11/25/2035(1)	61,402
29,085	0.93%, 01/25/2036(1)	25,119
353,637	Alternative Loan Trust 0.83%, 10/25/2036(1)	245,901
84,560	American Home Mortgage Assets Trust 0.62%, 09/25/2046(1)	58,123
6,907	Banc of America Funding Trust 0.62%, 10/20/2036(1)	5,355
	Bear Stearns Alt-A Trust
85,004	0.75%, 08/25/2036(1)	62,712
73,711	0.95%, 11/25/2035(1)	61,267
56,334	2.94%, 09/25/2035(1)	51,519
128,626	Bear Stearns Mortgage Funding Trust 0.61%, 10/25/2036(1)	106,201
36,952	CHL Mortgage Pass-Through Trust 2.63%, 03/20/2036(1)	32,622

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Connecticut Avenue Securities
$ 160,000	3.03%, 05/25/2024(1)	$136,882
50,000	4.43%, 05/25/2025(1)	45,917
34,685	Countrywide Alternative Loan Trust 0.57%, 04/25/2047(1)	29,075
80,113	DSLA Mortgage Loan Trust 1.18%, 03/19/2046(1)	57,873
50,802	GreenPoint Mortgage Funding Trust 0.58%, 02/25/2037(1)(3)	41,971
85,269	HarborView Mortgage Loan Trust 0.67%, 03/19/2036(1)	60,562
98,654	IndyMac Index Mortgage Loan Trust 0.72%, 01/25/2036(1)	63,157
60,514	Luminent Mortgage Trust 0.63%, 10/25/2046(1)	51,424
544,197	Morgan Stanley Mortgage Loan Trust 2.77%, 05/25/2036(1)	389,478
146,597	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(1)	109,273
166,067	Residential Asset Securitization Trust 0.88%, 03/25/2035(1)	134,585
111,158	Residential Funding Mortgage Securities, Inc. 2.88%, 08/25/2035(1)	83,270
82,603	Structured Adjustable Rate Mortgage Loan Trust 0.62%, 07/25/2037(1)	59,380
66,601	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(1)	51,302
	WaMu Mortgage Pass-Through Certificates Trust
51,280	0.85%, 06/25/2044(1)	46,087
49,224	1.08%, 12/25/2046(1)	37,875
171,708	1.29%, 08/25/2046(1)	141,956
38,245	2.15%, 11/25/2046(1)	34,105
96,868	4.28%, 08/25/2036(1)	85,794
136,721	Wells Fargo Alternative Loan Trust 2.74%, 12/28/2037(1)	117,259
225,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048(1)(2)	136,670

		2,645,373

	Total Asset & Commercial Mortgage Backed Securities (cost $4,699,226)	4,476,406

Corporate Bonds - 23.5%
	Advertising - 0.1%
30,000	Lamar Media Corp. 5.38%, 01/15/2024	30,600
30,000	WPP Finance 2010 3.63%, 09/07/2022	30,706

		61,306

	Aerospace/Defense - 0.1%
25,000	L-3 Communications Corp. 3.95%, 05/28/2024	23,756
30,000	Lockheed Martin Corp. 3.35%, 09/15/2021	31,301

		55,057

	Agriculture - 0.2%
30,000	Altria Group, Inc. 4.75%, 05/05/2021	33,048
30,000	Reynolds American, Inc. 4.45%, 06/12/2025	31,824
30,000	Vector Group Ltd. 7.75%, 02/15/2021	31,350

		96,222

	Auto Manufacturers - 0.1%
20,000	General Motors Co. 6.25%, 10/02/2043	20,092

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 30,000	General Motors Financial Co., Inc. 3.70%, 11/24/2020	$29,877

		49,969

	Auto Parts & Equipment - 0.1%
30,000	Delphi Corp. 4.15%, 03/15/2024	30,316
30,000	Goodyear Tire & Rubber Co. 6.50%, 03/01/2021	31,500
25,000	MPG Holdco I, Inc. 7.38%, 10/15/2022	24,078

		85,894

	Beverages - 0.1%
30,000	Constellation Brands, Inc. 4.25%, 05/01/2023	30,713

	Biotechnology - 0.1%
30,000	Biogen, Inc. 6.88%, 03/01/2018	32,947
30,000	Celgene Corp. 3.25%, 08/15/2022	29,865

		62,812

	Chemicals - 0.1%
30,000	Agrium, Inc. 4.13%, 03/15/2035	24,343
30,000	Blue Cube Spinco, Inc. 9.75%, 10/15/2023(2)	32,250

		56,593

	Commercial Banks - 5.0%
EUR 200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(1)(5)(6)	203,833
100,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(5)(6)	98,716
$ 30,000	Bank of America Corp. 4.75%, 04/21/2045	28,650
EUR 50,000	Barclays Bank plc 6.00%, 01/23/2018	59,655
	Barclays plc
200,000	8.00%, 12/15/2020(1)(6)	227,244
$ 200,000	8.25%, 12/15/2018(1)(6)	209,480
8,170	Canadian Imperial Bank of Commerce 15.00%, 03/23/2016(2)	477,945
30,000	Capital One Financial Corp. 3.20%, 02/05/2025	28,638
30,000	CIT Group, Inc. 5.00%, 05/15/2017	30,638
30,000	Citigroup, Inc. 3.50%, 05/15/2023	28,970
EUR 200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.50%, 06/29/2020(1)(5)(6)	213,139
$ 200,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(5)(6)	195,233
30,000	Goldman Sachs Group, Inc. 6.45%, 05/01/2036	33,610
GBP 200,000	Lloyds Banking Group plc 7.00%, 06/27/2019(1)(5)(6)	279,690
$ 30,000	Morgan Stanley 3.95%, 04/23/2027	28,958
	Royal Bank of Scotland Group plc
25,000	6.00%, 12/19/2023	26,508
30,000	6.13%, 12/15/2022	32,384
520,000	7.50%, 08/10/2020(1)(6)	529,100
55,000	Santander UK Group Holdings plc 2.88%, 10/16/2020	54,896

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 200,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(5)	$185,398

		2,972,685

	Commercial Services - 0.3%
30,000	ADT Corp. 6.25%, 10/15/2021	31,125
25,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(2)	22,625
120,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	78,600
30,000	United Rentals North America, Inc. 4.63%, 07/15/2023	29,100

		161,450

	Construction Materials - 0.4%
35,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(2)	32,769
	Building Materials Corp. of America
80,000	5.38%, 11/15/2024(2)	78,800
30,000	6.00%, 10/15/2025(2)	30,600
30,000	Masco Corp. 7.13%, 03/15/2020	34,275
30,000	Nortek, Inc. 8.50%, 04/15/2021	30,975
30,000	Owens Corning 4.20%, 12/01/2024	29,402
30,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	26,625

		263,446

	Distribution/Wholesale - 0.1%
	American Builders & Contractors Supply Co., Inc.
25,000	5.63%, 04/15/2021(2)	25,500
25,000	5.75%, 12/15/2023(2)	25,500
30,000	HD Supply, Inc. 5.25%, 12/15/2021(2)	30,863

		81,863

	Diversified Financial Services - 1.7%
200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	196,000
25,000	Aircastle Ltd. 5.50%, 02/15/2022	24,875
25,000	Ally Financial, Inc. 8.00%, 12/31/2018	27,281
30,000	Discover Financial Services 3.75%, 03/04/2025	28,927
30,000	E*TRADE Financial Corp. 5.38%, 11/15/2022	31,575
	International Lease Finance Corp.
25,000	5.88%, 04/01/2019	25,906
30,000	7.13%, 09/01/2018(2)	32,475
30,000	Nasdaq, Inc. 4.25%, 06/01/2024	30,620
55,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 7.88%, 10/01/2020	52,388
25,000	Navient Corp. 4.63%, 09/25/2017	24,563
3,845	Nomura International Funding Pte Ltd. 15.00%, 03/23/2016(2)	516,268
30,000	Synchrony Financial 3.00%, 08/15/2019	30,185

		1,021,063

	Electric - 0.3%
15,000	CMS Energy Corp. 3.88%, 03/01/2024	15,618

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 15,000	Duke Energy Corp. 1.63%, 08/15/2017	$14,966
	Dynegy, Inc.
80,000	5.88%, 06/01/2023	64,800
25,000	6.75%, 11/01/2019	24,125
100,000	GenOn Americas Generation LLC 9.13%, 05/01/2031	60,000
80,000	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, 10/01/2020(4)(5)	25,800

		205,309

	Electrical Components & Equipment - 0.0%
15,000	EnerSys 5.00%, 04/30/2023(2)	14,775

	Entertainment - 0.0%
30,000	Cinemark USA, Inc. 4.88%, 06/01/2023	29,475

	Environmental Control - 0.1%
30,000	Waste Management, Inc. 4.75%, 06/30/2020	33,000

	Food - 0.5%
46,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022(2)	48,070
30,000	JM Smucker Co. 4.25%, 03/15/2035	29,585
30,000	Kraft Foods Group, Inc. 3.50%, 06/06/2022	30,677
30,000	Kroger Co. 4.00%, 02/01/2024	31,702
5,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(2)	5,175
	Post Holdings, Inc.
20,000	6.00%, 12/15/2022(2)	19,850
30,000	7.38%, 02/15/2022	31,613
25,000	7.75%, 03/15/2024(2)	26,625
	TreeHouse Foods, Inc.
35,000	4.88%, 03/15/2022	34,912
15,000	6.00%, 02/15/2024(2)	15,431

		273,640

	Food Service - 0.1%
	Aramark Services, Inc.
15,000	5.13%, 01/15/2024(2)	15,488
65,000	5.75%, 03/15/2020	67,439

		82,927

	Forest Products & Paper - 0.2%
30,000	Georgia-Pacific LLC 7.38%, 12/01/2025	37,540
30,000	International Paper Co. 3.80%, 01/15/2026	29,171
40,000	Tembec Industries, Inc. 9.00%, 12/15/2019(2)	25,300

		92,011

	Healthcare-Products - 0.3%
	Alere, Inc.
70,000	6.50%, 06/15/2020	68,250
25,000	7.25%, 07/01/2018	25,844
15,000	Hologic, Inc. 5.25%, 07/15/2022(2)	15,525
55,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	52,594
30,000	Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	29,228

		191,441

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Healthcare-Services - 1.2%
$ 30,000	Aetna, Inc. 3.95%, 09/01/2020	$31,962
	Amsurg Corp.
25,000	5.63%, 11/30/2020	25,313
50,000	5.63%, 07/15/2022	50,187
25,000	Anthem, Inc. 3.30%, 01/15/2023	24,682
	Community Health Systems, Inc.
20,000	5.13%, 08/01/2021	19,850
30,000	6.88%, 02/01/2022	27,150
100,000	7.13%, 07/15/2020	95,500
35,000	HCA Holdings, Inc. 6.25%, 02/15/2021	36,925
	HCA, Inc.
30,000	5.38%, 02/01/2025	30,338
80,000	6.50%, 02/15/2020	88,200
35,000	7.50%, 11/15/2095	33,425
30,000	inVentiv Health, Inc. 9.00%, 01/15/2018(2)	30,356
35,000	LifePoint Health, Inc. 5.88%, 12/01/2023	36,312
40,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	41,000
	Tenet Healthcare Corp.
95,000	5.00%, 03/01/2019(3)	89,537
5,000	6.75%, 06/15/2023	4,625
55,000	8.13%, 04/01/2022	55,137
25,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	25,438

		745,937

	Holding Companies-Diversified - 0.1%
60,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(2)	60,450

	Home Builders - 0.6%
	DR Horton, Inc.
30,000	3.75%, 03/01/2019	30,075
30,000	4.38%, 09/15/2022	29,850
	KB Home
100,000	7.00%, 12/15/2021	94,000
25,000	7.63%, 05/15/2023	23,500
	Lennar Corp.
30,000	4.50%, 06/15/2019	30,750
20,000	4.75%, 11/15/2022(3)	19,500
15,000	4.88%, 12/15/2023	14,700
50,000	M/I Homes, Inc. 6.75%, 01/15/2021(2)	48,500
30,000	NVR, Inc. 3.95%, 09/15/2022	30,527
10,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	9,800

		331,202

	Home Furnishings - 0.1%
30,000	Whirlpool Corp. 3.70%, 05/01/2025	30,543

	Household Products - 0.0%
30,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	29,250

	Household Products/Wares - 0.1%
30,000	ACCO Brands Corp. 6.75%, 04/30/2020	30,863
55,000	Sun Products Corp. 7.75%, 03/15/2021(2)	50,325

		81,188

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Insurance - 0.2%
$ 30,000	Aon plc 4.75%, 05/15/2045	$29,511
	CNO Financial Group, Inc.
10,000	4.50%, 05/30/2020	10,250
40,000	5.25%, 05/30/2025	40,400
30,000	Principal Financial Group, Inc. 8.88%, 05/15/2019	35,774

		115,935

	Internet - 0.2%
25,000	Match Group, Inc. 6.75%, 12/15/2022(2)	25,000
	Netflix, Inc.
30,000	5.50%, 02/15/2022(2)	30,900
10,000	5.88%, 02/15/2025(2)	10,312
	Zayo Group LLC / Zayo Capital, Inc.
30,000	6.00%, 04/01/2023	29,325
55,000	6.38%, 05/15/2025	53,350

		148,887

	Iron/Steel - 0.1%
30,000	AK Steel Corp. 7.63%, 05/15/2020	11,400
15,000	Nucor Corp. 4.00%, 08/01/2023	14,648
20,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	18,650

		44,698

	Leisure Time - 0.2%
EUR 100,000	Cirsa Funding Luxembourg S.A. 5.88%, 05/15/2023(5)	100,747

	Lodging - 0.1%
$ 30,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	30,900
30,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	28,725

		59,625

	Machinery-Diversified - 0.1%
20,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	21,410
	CNH Industrial Capital LLC
25,000	3.88%, 07/16/2018	24,250
30,000	4.38%, 11/06/2020	28,500

		74,160

	Media - 1.7%
30,000	21st Century Fox America, Inc. 3.70%, 09/15/2024	30,287
30,000	Cablevision Systems Corp. 5.88%, 09/15/2022	24,900
30,000	CBS Corp. 3.50%, 01/15/2025	28,917
	CCO Holdings LLC / CCO Holdings Capital Corp.
50,000	5.13%, 02/15/2023	49,875
15,000	5.13%, 05/01/2023(2)	15,000
5,000	5.25%, 09/30/2022	5,063
	CCO Safari II LLC
25,000	4.91%, 07/23/2025(2)	25,025
30,000	6.83%, 10/23/2055(2)	29,868
20,000	CCOH Safari LLC 5.75%, 02/15/2026(2)	19,887
55,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	49,500
30,000	Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	27,787

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 30,000	CSC Holdings LLC 6.75%, 11/15/2021	$29,625
30,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 1.75%, 01/15/2018	30,015
	DISH DBS Corp.
30,000	5.88%, 07/15/2022	28,237
70,000	6.75%, 06/01/2021	71,400
25,000	7.88%, 09/01/2019	27,125
20,000	Gray Television, Inc. 7.50%, 10/01/2020	20,625
30,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(2)	31,575
30,000	Liberty Interactive LLC 8.25%, 02/01/2030	29,700
50,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	49,225
25,000	Sinclair Television Group, Inc. 5.63%, 08/01/2024(2)	24,313
30,000	Sirius XM Radio, Inc. 5.75%, 08/01/2021(2)	31,131
	TEGNA, Inc.
10,000	4.88%, 09/15/2021(2)	10,050
90,000	6.38%, 10/15/2023	94,950
50,000	Time Warner Cable, Inc. 5.00%, 02/01/2020	53,184
60,000	Tribune Media Co. 5.88%, 07/15/2022(2)	59,850
EUR 81,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.75%, 01/15/2023(5)	92,705

		989,819

	Miscellaneous Manufacturing - 0.2%
$ 75,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	75,852
30,000	Pentair Finance S.A. 3.15%, 09/15/2022	28,707

		104,559

	Office/Business Equipment - 0.2%
	CDW LLC / CDW Finance Corp.
30,000	5.00%, 09/01/2023	30,300
20,000	5.50%, 12/01/2024	20,813
65,000	6.00%, 08/15/2022	68,331

		119,444

	Oil & Gas - 2.7%
	Antero Resources Corp.
30,000	5.63%, 06/01/2023(2)	24,900
15,000	6.00%, 12/01/2020	13,125
40,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	29,900
30,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	11,775
15,000	Canadian Natural Resources Ltd. 5.70%, 05/15/2017	14,870
	Concho Resources, Inc.
10,000	5.50%, 10/01/2022	9,000
45,000	5.50%, 04/01/2023	40,815
	Continental Resources, Inc.
15,000	3.80%, 06/01/2024	9,692
40,000	4.90%, 06/01/2044	21,664
60,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	59,700
35,000	Ecopetrol S.A. 5.88%, 05/28/2045	24,227
5,000	Energen Corp. 4.63%, 09/01/2021	3,923

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 15,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	$6,375
	Laredo Petroleum, Inc.
15,000	5.63%, 01/15/2022	10,650
30,000	6.25%, 03/15/2023	21,600
5,000	7.38%, 05/01/2022	3,713
10,000	Matador Resources Co. 6.88%, 04/15/2023	8,600
	MEG Energy Corp.
10,000	6.38%, 01/30/2023(2)	5,119
20,000	7.00%, 03/31/2024(2)	10,450
150,000	Paragon Offshore plc 6.75%, 07/15/2022(2)	19,125
	Petrobras Global Finance B.V.
850,000	5.38%, 01/27/2021	638,562
GBP 100,000	5.38%, 10/01/2029	81,354
$ 50,000	Petroleos de Venezuela S.A. 6.00%, 11/15/2026(5)	14,695
	Petroleos Mexicanos
30,000	5.50%, 02/04/2019(2)	30,268
150,000	6.38%, 02/04/2021(2)	152,242
MXN 500,000	7.47%, 11/12/2026	24,257
$ 30,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	27,909
	QEP Resources, Inc.
25,000	5.25%, 05/01/2023	17,000
15,000	6.88%, 03/01/2021	11,400
	Range Resources Corp.
15,000	4.88%, 05/15/2025(2)	12,150
10,000	5.00%, 08/15/2022	7,800
10,000	Rice Energy, Inc. 7.25%, 05/01/2023	7,675
15,000	Rowan Cos., Inc. 4.88%, 06/01/2022	9,914
15,000	Southwestern Energy Co. 4.10%, 03/15/2022	9,563
	WPX Energy, Inc.
30,000	5.25%, 09/15/2024	16,350
20,000	6.00%, 01/15/2022	11,600
230,000	YPF S.A. 8.50%, 07/28/2025(5)	214,044

		1,636,006

	Packaging & Containers - 0.8%
EUR 100,000	Ardagh Packaging Finance plc 9.25%, 10/15/2020(5)	112,176
$ 30,000	Ball Corp. 4.00%, 11/15/2023	28,800
	Berry Plastics Corp.
25,000	5.50%, 05/15/2022	24,938
50,000	6.00%, 10/15/2022(2)	51,125
25,000	Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, 02/01/2021	25,844
EUR 100,000	Crown European Holdings S.A. 3.38%, 05/15/2025(5)	100,070
$ 30,000	MeadWestvaco Corp. 7.38%, 09/01/2019	34,442
10,000	Novelis, Inc. 8.38%, 12/15/2017	9,600
	Owens-Brockway Glass Container, Inc.
30,000	5.88%, 08/15/2023(2)	29,437
55,000	6.38%, 08/15/2025(2)	54,175
30,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.75%, 10/15/2020	30,037

		500,644

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Pharmaceuticals - 0.7%
$ 30,000	Actavis Funding SCS 4.55%, 03/15/2035	$29,555
30,000	AmerisourceBergen Corp. 3.40%, 05/15/2024	29,894
30,000	Cardinal Health, Inc. 3.20%, 03/15/2023	29,912
	Endo Finance LLC
30,000	5.75%, 01/15/2022(2)	29,850
200,000	6.00%, 02/01/2025(2)	197,524
30,000	Mylan, Inc. 2.55%, 03/28/2019	29,844
16,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	17,520
45,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(2)	45,562

		409,661

	Pipelines - 0.2%
10,000	DCP Midstream Operating L.P. 2.50%, 12/01/2017	9,001
	Energy Transfer Equity L.P.
40,000	5.50%, 06/01/2027	28,400
40,000	7.50%, 10/15/2020	35,200
15,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	13,438
25,000	Kinder Morgan Energy Partners L.P. 3.45%, 02/15/2023	20,805
25,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	18,206
15,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	12,900

		137,950

	Real Estate Investment Trusts - 0.2%
50,000	American Tower Corp. 3.40%, 02/15/2019	51,229
30,000	DDR Corp. 3.63%, 02/01/2025	28,655
30,000	HCP, Inc. 5.38%, 02/01/2021	33,045

		112,929

	Retail - 0.7%
25,000	1011778 BC ULC / New Red Finance, Inc. 4.63%, 01/15/2022(2)	25,125
30,000	AutoZone, Inc. 3.70%, 04/15/2022	31,160
40,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	34,600
25,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(2)(7)	6,250
30,000	CVS Health Corp. 5.13%, 07/20/2045	32,234
	Dollar Tree, Inc.
35,000	5.25%, 03/01/2020(2)	36,750
30,000	5.75%, 03/01/2023(2)	31,612
	L Brands, Inc.
50,000	5.63%, 02/15/2022	53,737
30,000	6.88%, 11/01/2035(2)	31,013
80,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	82,400
45,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	43,650
30,000	QVC, Inc. 5.13%, 07/02/2022	30,508

		439,039

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Savings & Loans - 0.5%
GBP 195,000	Nationwide Building Society 6.88%, 06/20/2019(1)(5)(6)	$270,200

	Semiconductors - 0.4%
$ 45,000	Entegris, Inc. 6.00%, 04/01/2022(2)	45,675
95,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(2)	99,512
30,000	KLA-Tencor Corp. 5.65%, 11/01/2034	29,570
	Sensata Technologies B.V.
55,000	5.00%, 10/01/2025(2)	52,938
10,000	5.63%, 11/01/2024(2)	10,200

		237,895

	Shipbuilding - 0.1%
40,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	41,200

	Software - 1.0%
	Activision Blizzard, Inc.
17,000	5.63%, 09/15/2021(2)	17,850
95,000	6.13%, 09/15/2023(2)	101,650
	Audatex North America, Inc.
90,000	6.00%, 06/15/2021(2)	90,675
40,000	6.13%, 11/01/2023(2)	40,300
65,000	Emdeon, Inc. 6.00%, 02/15/2021(2)	60,450
30,000	Fidelity National Information Services, Inc. 3.50%, 04/15/2023	28,979
	First Data Corp.
70,000	5.38%, 08/15/2023(2)	71,400
15,000	5.75%, 01/15/2024(2)	14,887
70,000	7.00%, 12/01/2023(2)	70,525
80,000	Infor US, Inc. 6.50%, 05/15/2022(2)	69,800
35,000	MSCI, Inc. 5.25%, 11/15/2024(2)	36,094
10,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023(2)	10,350

		612,960

	Telecommunications - 1.2%
116,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	120,060
30,000	AT&T, Inc. 3.00%, 06/30/2022	29,424
	Frontier Communications Corp.
10,000	8.13%, 10/01/2018	10,213
15,000	10.50%, 09/15/2022(2)	14,588
50,000	11.00%, 09/15/2025(2)	48,187
20,000	Intelsat Jackson Holdings S.A. 7.50%, 04/01/2021	17,100
125,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	126,875
75,000	Sprint Communications, Inc. 9.00%, 11/15/2018(2)	76,500
	Sprint Corp.
35,000	7.25%, 09/15/2021	25,200
30,000	7.63%, 02/15/2025	20,494
116,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	44,080
30,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	30,855
30,000	Verizon Communications, Inc. 4.67%, 03/15/2055	25,224
EUR 100,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(2)	105,893

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 45,000	Windstream Services LLC 7.75%, 10/15/2020	$37,237

		731,930

	Total Corporate Bonds (cost $14,950,695)	14,088,509

Foreign Government Obligations - 3.3%
	Brazil - 0.6%
BRL 878,754	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2022(8)	207,844
765,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	156,887

		364,731

	Colombia - 0.2%
	Colombian TES
COP 83,826,484	3.00%, 03/25/2033(8)	20,946
169,100,000	7.00%, 05/04/2022	47,855
270,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(5)	67,308

		136,109

	Hungary - 0.0%
HUF 6,410,000	Hungary Government Bond 5.50%, 06/24/2025	26,519

	Indonesia - 0.3%
IDR 2,175,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	152,198

	Malaysia - 0.2%
MYR 455,000	Malaysia Government Bond 3.49%, 03/31/2020	109,848

	Mexico - 0.2%
MXN 1,731,000	Mexican Bonos 10.00%, 12/05/2024	121,984

	Peru - 0.3%
PEN 595,000	Peru Government Bond 5.20%, 09/12/2023	151,215

	Poland - 0.1%
PLN 286,000	Poland Government Bond 3.25%, 07/25/2025	71,705

	Romania - 0.0%
RON 90,000	Romania Government Bond 5.85%, 04/26/2023	24,982

	Russia - 0.3%
	Russian Federal Bond - OFZ
RUB 4,940,000	7.50%, 02/27/2019	61,121
9,570,000	14.42%, 01/29/2020(1)	130,730

		191,851

	South Africa - 0.2%
ZAR 2,015,000	South Africa Government Bond 7.75%, 02/28/2023	118,336

	Thailand - 0.1%
THB 2,566,000	Thailand Government Bond 3.85%, 12/12/2025	81,113

	Turkey - 0.3%
	Turkey Government Bond
TRY 266,661	2.00%, 04/16/2025(8)	84,073
240,000	7.10%, 03/08/2023	67,194

		151,267

	Uruguay - 0.5%
	Uruguay Government International Bond
UYU 9,689,109	4.25%, 04/05/2027(8)	278,302

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

UYU 1,019,777	4.38%, 12/15/2028(8)	$29,193

		307,495

	Total Foreign Government Obligations (cost $2,335,337)	2,009,353

Municipal Bonds - 0.2%
	General - 0.2%
	Puerto Rico Commonwealth Gov’t Employees Retirement System
$ 90,000	6.15%, 07/01/2038	25,425
300,000	6.20%, 07/01/2039	84,750
120,000	6.55%, 07/01/2058	33,900

	Total Municipal Bonds (cost $263,113)	144,075

Senior Floating Rate Interests - 16.5%(9)
	Advertising - 0.4%
281,448	Acosta Holdco, Inc. 4.25%, 09/26/2021	268,609

	Beverages - 0.4%
257,050	Charger OpCo B.V. 4.25%, 07/02/2022	253,516

	Chemicals - 0.8%
253,725	Chemours Co. 3.75%, 05/12/2022	224,123
281,919	Nexeo Solutions LLC 5.00%, 09/08/2017	272,522

		496,645

	Coal - 0.6%
375,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	74,250
	Arch Coal, Inc.
120,000	0.00%, 01/12/2017(10)	114,600
515,044	6.25%, 05/16/2018	151,794

		340,644

	Commercial Services - 0.6%
343,875	ServiceMaster Co. 4.25%, 07/01/2021	340,351

	Diversified Financial Services - 0.3%
158,006	Ipreo Holdings LLC 4.00%, 08/06/2021	151,093

	Electric - 0.8%
315,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	313,623
464,699	Seadrill Partners Finco LLC 4.00%, 02/21/2021	184,486

		498,109

	Food - 0.6%
99,750	Hostess Brands LLC 4.50%, 08/03/2022	98,960
260,000	JBS USA LLC 4.00%, 10/30/2022	248,300

		347,260

	Healthcare-Products - 0.2%
104,738	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	101,595

	Healthcare-Services - 1.9%
158,000	CDRH Parent, Inc. 5.25%, 07/01/2021	132,194
130,000	Envision Healthcare Corp. 4.50%, 10/28/2022	128,955
347,507	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	338,471

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 236,400	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	$207,205
143,550	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	140,679
220,000	U.S. Renal Care, Inc. 5.25%, 12/31/2022	218,488

		1,165,992

	Insurance - 1.5%
245,592	Asurion LLC 4.25%, 07/08/2020	223,796
456,863	Sedgwick Claims Management Services, Inc. 3.75%, 03/01/2021	438,588
233,804	USI, Inc. 4.25%, 12/27/2019	228,691

		891,075

	Internet - 0.5%
397,615	Lands’ End, Inc. 4.25%, 04/04/2021	318,092

	Leisure Time - 0.3%
200,000	Delta 2 (LUX) S.a.r.l. 7.75%, 07/31/2022	166,000

	Machinery-Construction & Mining - 1.1%
606,705	American Rock Salt Holdings LLC 4.75%, 05/20/2021	554,881
104,130	Neff Rental LLC 7.25%, 06/09/2021	81,742

		636,623

	Media - 0.3%
165,000	Neptune Finco Corp. 5.00%, 10/09/2022	164,536

	Miscellaneous Manufacturing - 1.4%
	Husky Injection Molding Systems Ltd.
216,126	4.25%, 06/30/2021	206,310
85,945	7.25%, 06/30/2022	81,862
659,886	Sram LLC 4.03%, 04/10/2020	534,508

		822,680

	Oil & Gas - 0.1%
187,150	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	72,676

	Oil & Gas Services - 0.3%
339,006	Pacific Drilling S.A. 4.50%, 06/03/2018	86,728
459,188	Paragon Offshore Finance Co. 3.75%, 07/18/2021	85,409

		172,137

	Packaging & Containers - 0.7%
280,936	Exopack Holdings S.A. 4.50%, 05/08/2019	268,294
153,773	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	152,895

		421,189

	Pharmaceuticals - 0.9%
428,048	PRA Holdings, Inc. 4.50%, 09/23/2020	424,837
142,679	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	137,135

		561,972

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Real Estate - 0.3%
$ 199,000	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	$192,865

	Retail - 0.7%
45,000	Coty, Inc. 3.75%, 10/27/2022	44,775
90,000	Galleria Co. 0.00%, 01/26/2023(10)	89,382
275,000	Rite Aid Corp. 4.88%, 06/21/2021	274,037

		408,194

	Software - 0.7%
329,787	Emdeon Business Services LLC 3.75%, 11/02/2018	325,252
125,000	First Data Corp. 3.93%, 03/24/2018	123,255

		448,507

	Telecommunications - 0.4%
125,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	124,719
99,490	LTS Buyer LLC 4.00%, 04/13/2020	97,406

		222,125

	Transportation - 0.2%
	Kenan Advantage Group, Inc.
10,000	1.50%, 01/31/2017(11)	9,850
124,688	4.00%, 07/31/2022	122,817

		132,667

	Trucking & Leasing - 0.5%
319,226	Consolidated Container Co. 5.00%, 07/03/2019	287,929

	Total Senior Floating Rate Interests (cost $12,100,818)	9,883,081

U.S. Government Agencies - 0.5%
	FNMA - 0.5%
300,000	FNMA MBS(12)	314,186

	Total U.S. Government Agencies (cost $312,586)	314,186

Equity Linked Securities - 10.3%
	Banks - 10.3%
8,276	Starbucks Corp. (Canadian Imperial Bank) 12.00%, 03/23/2016(2)	502,933
6,916	Electronic Arts Inc (Societe Generale) 12.00%, 03/23/2016(2)	477,273
8,448	Raymond James Financial, Inc. (Societe Generale) 11.00%, 03/23/2016(2)	369,009
9,219	Mylan NV (Societe Generale) 12.00%, 02/24/2016(2)	462,702
3,303	Monster Beverage Corp (Societe Generale) 12.00%, 02/24/2016	454,922
6,270	Edwards Lifesciences Corp (Societe Generale) 12.00%, 02/24/2016(2)	480,721
2,151	Acuity Brands Inc (BNP Parisbas) 12.00%, 03/23/2016(2)	419,337
3,331	Amgin, Inc. (Societe Generale) 12.00%, 04/20/2016	491,389
4,910	Expedia, Inc. (BNP Parisbas) 15.00%, 04/20/2016(2)	480,640
3,709	Anthem, Inc. (BNP Parisbas) 12.00%, 04/20/2016(2)	472,452
7,241	NXP Semiconductors N.V. (BNP Parisbas) 15.00%, 04/20/2016(2)	500,498

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR 5,827	Cap Gemini S.A. (Merrill Lynch International & Co. C.V.) 0.00%, 04/20/2016(2)(13)	$521,088
20,823	AXA S.A. (Merrill Lynch International & Co. C.V.) 0.00%, 04/20/2016(2)(13)	508,447

	Total Equity Linked Securities (cost $6,469,138)	6,141,411

Common Stocks - 15.0%
	Automobiles & Components - 0.1%
1,905	General Motors Co.	56,464
648	Kia Motors Corp.	24,603

		81,067

	Banks - 0.5%
300	Canadian Imperial Bank of Commerce	19,539
3,252	Industrial Bank of Korea*	31,464
5,832	National Bank of Canada	166,397
2,527	New York Community Bancorp, Inc.	39,118
8,282	Woori Bank	61,216

		317,734

	Capital Goods - 0.4%
10,567	Asahi Glass Co., Ltd.	64,430
997	CK Hutchison Holdings Ltd.	12,457
9,267	Mitsui & Co., Ltd.	105,335
2,716	Sumitomo Corp.	27,073
13,215	Yangzijiang Shipbuilding Holdings Ltd.	8,707

		218,002

	Commercial & Professional Services - 0.3%
15,959	Dai Nippon Printing Co., Ltd.	149,309

	Consumer Durables & Apparel - 0.2%
22,000	Belle International Holdings Ltd.	14,823
1,685	Berkeley Group Holdings plc	85,188
6,734	Ruentex Industries Ltd.	11,062

		111,073

	Consumer Services - 0.4%
2,058	Darden Restaurants, Inc.	129,778
177,874	SJM Holdings Ltd.	117,388

		247,166

	Diversified Financials - 0.0%
9,132	Fubon Financial Holding Co., Ltd.	10,083

	Energy - 3.3%
1,503	Boardwalk Pipeline Partners L.P.	16,398
1,560	Buckeye Partners L.P.	90,854
22,721	CNOOC Ltd.	23,158
672	Columbia Pipeline Partners L.P.	10,282
695	Crestwood Equity Partners LP	8,868
1,200	DCP Midstream Partners L.P.	22,524
2,638	Enbridge Energy Partners L.P.	48,170
5,718	Energy Transfer Partners L.P.	170,053
1,700	EnLink Midstream Partners L.P.	20,383
15,027	Enterprise Products Partners L.P.	359,296
628	EQT Midstream Partners L.P.	42,748
1,142	Genesis Energy L.P.	32,456
3,162	JX Holdings, Inc.	12,076
2,759	Magellan Midstream Partners L.P.	177,211
2,639	Memorial Production Partners L.P.	7,204
2,550	MPLX L.P.	78,463
1,010	NGL Energy Partners L.P.	12,170
1,209	Noble Corp. plc	9,418
810	NuStar Energy L.P.	26,268
2,050	ONEOK Partners L.P.	56,047
230	Phillips 66 Partners L.P.	13,036
4,668	Plains All American Pipeline L.P.	98,541
9,812	Repsol S.A.	101,736

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

984	SemGroup Corp. Class A	$21,786
700	Shell Midstream Partners L.P.	24,892
700	Spectra Energy Partners L.P.	29,337
2,216	Sunoco Logistics Partners L.P.	49,350
488	Tallgrass Energy Partners L.P.	16,841
2,042	Targa Resources Partners L.P.	28,057
590	TC PipeLines L.P.	25,512
991	Teekay Corp.	6,788
720	Tesoro Logistics L.P.	31,918
8,478	Veresen, Inc.	48,293
891	Western Gas Partners L.P.	29,127
3,030	Williams Partners L.P.	66,721
7,632	Woodside Petroleum Ltd.	153,818

		1,969,800

	Food & Staples Retailing - 0.3%
2,748	Wal-Mart Stores, Inc.	182,357

	Food, Beverage & Tobacco - 0.0%
1,631	Orkla ASA	13,213

	Health Care Equipment & Services - 0.0%
97	Anthem, Inc.	12,658

	Insurance - 1.4%
1,732	Ageas	70,338
641	Baloise Holding AG	78,577
5,338	CNA Financial Corp.	177,382
13,438	CNP Assurances	179,700
11,458	Direct Line Insurance Group plc	61,546
354	SCOR SE	12,340
1,937	Swiss Re AG	180,308
38,097	UnipolSai S.p.A.	80,951

		841,142

	Materials - 0.3%
2,343	BHP Billiton plc	22,751
5,286	DS Smith plc	27,658
264	International Paper Co.	9,031
11,058	Severstal PAO GDR,	89,238

		148,678

	Media - 0.5%
36,349	Television Broadcasts Ltd.	127,296
8,800	Vivendi S.A.	191,312

		318,608

	Pharmaceuticals, Biotechnology & Life Sciences - 1.1%
262	Amgen, Inc.	40,015
5,400	Daiichi Sankyo Co., Ltd.	112,434
156	Eli Lilly & Co.	12,340
1,771	Johnson & Johnson	184,963
2,500	Merck & Co., Inc.	126,675
369	Otsuka Holdings Co., Ltd.	12,414
5,613	Pfizer, Inc.	171,140
205	Teva Pharmaceutical Industries Ltd. ADR	12,603

		672,584

	Real Estate - 1.7%
8,090	American Capital Agency Corp. REIT	138,096
15,318	Annaly Capital Management, Inc. REIT	145,521
13,233	Chimera Investment Corp. REIT	163,957
32,619	Country Garden Holdings Co., Ltd.	12,643
39,266	Evergrande Real Estate Group Ltd.	26,024
2,193	Link REIT	12,581
21,769	MFA Financial, Inc. REIT	138,233
70,460	New World Development Co., Ltd.	57,680
24,923	Sino Land Co., Ltd.	32,019
4,701	Starwood Property Trust, Inc. REIT	89,507
1,205	Swire Pacific Ltd. Class A	11,625

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

17,537	Two Harbors Investment Corp. REIT	$133,281
11,437	Wharf Holdings Ltd.	53,522
3,172	Wheelock & Co., Ltd.	12,144

		1,026,833

	Retailing - 0.4%
2,100	Best Buy Co., Inc.	58,653
199	Foot Locker, Inc.	13,444
505	Gap, Inc.	12,484
1,298	Kohl’s Corp.	64,576
538	Macy’s, Inc.	21,741
4,918	Marks & Spencer Group plc	29,862
743	Nordstrom, Inc.	36,481
182	Target Corp.	13,180

		250,421

	Semiconductors & Semiconductor Equipment - 0.1%
2,253	Intel Corp.	69,888

	Software & Services - 0.1%
1,082	Microsoft Corp.	59,607

	Technology Hardware & Equipment - 0.4%
84	Apple, Inc.	8,177
5,805	Asustek Computer, Inc.	47,061
11,863	Gigabyte Technology Co., Ltd.	12,284
15,492	Hon Hai Precision Industry Co., Ltd.	36,447
9,141	Micro-Star International Co., Ltd.	11,599
24,959	Pegatron Corp.	57,036
283	Qualcomm, Inc.	12,831
923	Seagate Technology plc	26,813

		212,248

	Telecommunication Services - 1.6%
5,192	AT&T, Inc.	187,223
83,885	Bezeq The Israeli Telecommunication Corp. Ltd.	180,836
7,414	CenturyLink, Inc.	188,464
359	Elisa Oyj	13,003
5,312	Emirates Telecommunications Group Co. PJSC	23,720
984	Globe Telecom, Inc.	38,665
12,218	Intouch Holdings PCL NVDR	19,293
166,082	Jasmine International PCL	14,408
1,278	MegaFon PJSC GDR	15,272
67	SK Telecom Co., Ltd.	11,752
10,818	Spark New Zealand Ltd.	23,663
2,763	TeliaSonera AB	13,050
43,200	Total Access Communication PCL NVDR	40,857
25,610	Turk Telekomunikasyon AS	46,913
21,687	Turkcell Iletisim Hizmetleri AS	77,360
710	Verizon Communications, Inc.	35,479

		929,958

	Transportation - 0.7%
161	Alaska Air Group, Inc.	11,334
89	AP Moeller - Maersk A/S Class B	114,509
3,187	Japan Airlines Co., Ltd.	119,619
20,877	Royal Mail plc	137,253
206	West Japan Railway Co.	13,347

		396,062

	Utilities - 1.2%
780	AmeriGas Partners L.P.	29,975
7,849	CenterPoint Energy, Inc.	140,262
5,690	CEZ AS	94,627
591	DTE Energy Co.	50,241
1,335	Entergy Corp.	94,224
221	Exelon Corp.	6,535
117,860	HK Electric Investments & HK Electric Investments Ltd.(2)	92,249
535	Korea Electric Power Corp.*	23,486
3,088	NiSource, Inc.	64,879

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

214	Pinnacle West Capital Corp.	$14,190
700	PPL Corp.	24,542
544	Veolia Environnement S.A.	13,115
1,817	Xcel Energy, Inc.	69,446

		717,771

	Total Common Stocks (cost $10,505,701)	8,956,262

Convertible Bonds - 0.0%
	Oil & Gas - 0.0%
$ 20,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	10,113

Exchange Traded Funds - 5.6%
	Other Investment Pools & Funds - 5.6%
22,900	iShares iBoxx $ High Yield Corporate Bond ETF	1,815,512
14,300	iShares JP Morgan USD Emerging Markets Bond ETF	1,513,226

	Total Exchange Traded Funds (cost $3,362,008)	3,328,738

Mutual Funds - 4.9%
	Investment Company Securities - 4.9%
18,500	AllianceBernstein Global High Income Fund	199,615
16,100	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	185,150
18,800	Calamos Convertible and High Income Fund	178,412
20,100	Calamos Convertible Opportunities and Income Fund	180,699
21,500	Calamos Strategic Total Return Fund	191,135
9,200	Cohen & Steers Ltd. Duration Preferred and Income Fund, Inc.	210,220
11,700	DoubleLine Income Solutions Fund	183,924
16,400	Eaton Vance Ltd. Duration Income Fund	202,212
19,600	Invesco Dynamic Credit Opportunities Fund	199,332
49,800	Invesco Senior Income Trust	191,730
28,900	Morgan Stanley Emerging Markets Fund	192,763
25,600	Nuveen Credit Strategies Income Fund	192,256
23,300	Nuveen Preferred Income Opportunities Fund	217,622
11,300	PIMCO Dynamic Credit Income Fund	197,524
15,400	Western Asset Emerging Markets Debt Fund, Inc.	203,434

	Total Mutual Funds (cost $3,193,259)	2,926,028

	Total Long-Term Investments (cost $58,207,969)	52,278,162
Short-Term Investments - 9.0%
	Other Investment Pools & Funds - 9.0%
5,389,601	Federated Prime Obligations Fund	5,389,601

	Total Short-Term Investments (cost $5,389,601)	5,389,601

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Investments Excluding Purchased Options (cost $63,597,570)	96.3%	$57,667,763
Total Purchased Options (cost $5,836)	0.0%	$5,724

Total Investments (cost $63,603,406)^	96.3%	$57,673,487
Other Assets and Liabilities	3.7%	2,203,802

Total Net Assets	100.0%	$59,877,289

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$325,602
Unrealized Depreciation	(6,255,521)

Net Unrealized Depreciation	$(5,929,919)

*	Non-income producing.
(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $10,660,881, which represents 17.8% of total net assets.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $2,173,754, which represents 3.6% of total net assets.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	This security may pay interest in additional principal instead of cash.
(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $9,850, which rounds to zero percent of total net assets.
(12)	Represents or includes a TBA transaction.
(13)	Security is a zero-coupon bond.

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	3,145,000	$312	$1,375	$(1,063)

Puts
USD Put/CNY Call	JPM	6.65 USD per CNY	02/05/16	USD	225,000	$3,022	$2,137	$885
USD Put/CNY Call	BOA	6.64 USD per CNY	02/19/16	USD	225,000	2,390	2,324	66

Total Puts					450,000	$5,412	$4,461	$951

Total purchased option contracts					3,595,000	$5,724	$5,836	$(112)

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(2,105,000)	$(8,506)	$(21,705)	$13,199
Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(2,075,000)	(29,019)	(27,488)	(1,531)

Total Calls					(4,180,000)	$(37,525)	$(49,193)	$11,668

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(2,105,000)	$(31,711)	$(26,274)	$(5,437)
Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(2,075,000)	(14,126)	(16,898)	2,772

Total Puts					(4,180,000)	$(45,837)	$(43,172)	$(2,665)

Total written swaption contracts					(8,360,000)	$(83,362)	$(92,365)	$9,003

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 10-Year Note Future	30	03/21/2016	$3,794,453	$3,887,344	$92,891
U.S. Treasury 2-Year Note Future	6	03/31/2016	1,305,633	1,311,750	6,117
U.S. Treasury Long Bond Future	4	03/21/2016	621,069	644,125	23,056
U.S. Treasury Ultra Long Term Bond Future	9	03/21/2016	1,427,988	1,495,687	67,699

Total					$189,763

Short position contracts:
U.S. Treasury 5-Year Note Future	38	03/31/2016	$4,544,691	$4,585,531	$(40,840)

Total futures contracts					$148,923

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$800,000	02/01/2046	$(837,828)	$(7,516)
FNMA, 3.50%	500,000	03/01/2046	(522,412)	(3,037)

Total (proceeds $1,349,687)			$(1,360,240)	$(10,553)

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

At January 31, 2016, the aggregate market value of these securities represents (2.3)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06-1	JPM	USD	2,060	(0.18%)	07/25/45	$50	$—	$41	$(9)
ABX.HE.AAA.06-1	JPM	USD	6,180	(0.18%)	07/25/45	147	—	122	(25)
ABX.HE.AAA.07-1	MSC	USD	274,385	(0.09%)	08/25/37	67,339	—	65,130	(2,209)
CMBX.NA.A.7	JPM	USD	170,000	(2.00%)	01/17/47	—	(3,438)	16,287	19,725
CMBX.NA.A.7	JPM	USD	20,000	(2.00%)	01/17/47	—	(38)	1,916	1,954
CMBX.NA.AA.2	CSI	USD	162,811	(0.15%)	03/15/49	43,602	—	57,488	13,886
CMBX.NA.AA.2	CSI	USD	185,424	(0.15%)	03/15/49	57,369	—	65,473	8,104
CMBX.NA.AA.2	CSI	USD	22,613	(0.15%)	03/15/49	7,518	—	7,985	467
CMBX.NA.AA.7	CSI	USD	290,000	(1.50%)	01/17/47	—	(68)	20,298	20,366
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	—	(568)	4,899	5,467
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	89	—	4,899	4,810
CMBX.NA.AA.7	MSC	USD	35,000	(1.50%)	01/17/47	2,456	—	2,450	(6)
CMBX.NA.AA.8	BCLY	USD	35,000	(1.50%)	10/17/57	1,553	—	3,151	1,598
CMBX.NA.AJ.1	JPM	USD	10,017	(0.84%)	10/12/52	190	—	199	9
CMBX.NA.AJ.1	JPM	USD	56,764	(0.84%)	10/12/52	1,177	—	1,126	(51)
CMBX.NA.AJ.2	JPM	USD	237,543	(1.09%)	03/15/49	17,434	—	25,485	8,051
CMBX.NA.AJ.2	JPM	USD	44,539	(1.09%)	03/15/49	3,660	—	4,779	1,119
CMBX.NA.AJ.3	GSC	USD	510,552	(1.47%)	12/13/49	94,398	—	125,598	31,200
CMBX.NA.AJ.3	MLI	USD	103,092	(1.47%)	12/13/49	19,832	—	25,357	5,525
CMBX.NA.AJ.3	GSC	USD	19,637	(1.47%)	12/13/49	4,271	—	4,830	559
CMBX.NA.AJ.4	JPM	USD	624,921	(0.96%)	02/17/51	109,391	—	153,770	44,379
CMBX.NA.AM.2	JPM	USD	135,000	(0.50%)	03/15/49	965	—	915	(50)
CMBX.NA.AM.2	JPM	USD	845,000	(0.50%)	03/15/49	10,432	—	5,727	(4,705)
CMBX.NA.AM.4	CSI	USD	25,000	(0.50%)	02/17/51	690	—	654	(36)
CMBX.NA.AM.4	JPM	USD	155,000	(0.50%)	02/17/51	6,628	—	4,054	(2,574)
CMBX.NA.AS.6	CSI	USD	130,000	(1.00%)	05/11/63	221	—	4,600	4,379
CMBX.NA.AS.6	CSI	USD	65,000	(1.00%)	05/11/63	526	—	2,300	1,774
CMBX.NA.AS.7	CSI	USD	190,000	(1.00%)	01/17/47	804	—	8,655	7,851
CMBX.NA.AS.7	CSI	USD	125,000	(1.00%)	01/17/47	2,117	—	5,694	3,577
CMBX.NA.AS.7	CSI	USD	30,000	(1.00%)	01/17/47	470	—	1,366	896
CMBX.NA.BBB.7	MSC	USD	35,000	(3.00%)	01/17/47	4,393	—	4,560	167

Total						$457,722	$(4,112)	$629,808	$176,198

Sell protection:
CDX.EMS.24	CBK	USD	155,820	1.00%	12/20/20	$—	$(17,952)	$(17,970)	$(18)
CDX.EMS.24	BCLY	USD	1,542,520	1.00%	12/20/20	—	(163,185)	(177,890)	(14,705)
CMBX.NA.A.2	MLI	USD	15,690	0.25%	03/15/49	—	(9,806)	(10,483)	(677)
CMBX.NA.A.2	BOA	USD	23,535	0.25%	03/15/49	—	(14,565)	(15,724)	(1,159)
CMBX.NA.A.2	MLI	USD	62,761	0.25%	03/15/49	—	(39,168)	(41,929)	(2,761)
CMBX.NA.A.2	MLI	USD	70,606	0.25%	03/15/49	—	(44,126)	(47,171)	(3,045)
CMBX.NA.A.2	MSC	USD	74,529	0.25%	03/15/49	—	(46,168)	(49,791)	(3,623)
CMBX.NA.A.2	DEUT	USD	74,529	0.25%	03/15/49	—	(45,570)	(49,791)	(4,221)
CMBX.NA.A.2	GSC	USD	94,142	0.25%	03/15/49	—	(58,660)	(62,895)	(4,235)
CMBX.NA.A.2	BOA	USD	94,142	0.25%	03/15/49	—	(52,499)	(62,894)	(10,395)
CMBX.NA.AAA.6	CSI	USD	230,000	0.50%	05/11/63	—	(3,767)	(7,252)	(3,485)
CMBX.NA.AAA.6	CSI	USD	1,210,000	0.50%	05/11/63	—	(19,816)	(38,152)	(18,336)
CMBX.NA.AAA.8	GSC	USD	643,000	0.50%	10/17/57	—	(34,210)	(38,271)	(4,061)
CMBX.NA.AAA.8	BOA	USD	3,548,000	0.50%	10/17/57	—	(125,860)	(211,173)	(85,313)
CMBX.NA.BB.6	CSI	USD	165,000	5.00%	05/11/63	—	(19,484)	(21,170)	(1,686)
CMBX.NA.BB.6	CSI	USD	56,000	5.00%	05/11/63	376	—	(7,185)	(7,561)
CMBX.NA.BB.6	CSI	USD	132,000	5.00%	05/11/63	2,100	—	(16,935)	(19,035)
CMBX.NA.BB.8	BCLY	USD	10,000	5.00%	10/17/57	—	(1,168)	(2,425)	(1,257)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(2,213)	(3,637)	(1,424)
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(3,286)	(4,851)	(1,565)

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	$—	$(4,486)	$(6,062)	$(1,576)
CMBX.NA.BB.8	GSC	USD	25,000	5.00%	10/17/57	—	(4,068)	(6,063)	(1,995)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(3,689)	(6,063)	(2,374)
CMBX.NA.BB.8	GSC	USD	80,000	5.00%	10/17/57	—	(9,562)	(19,401)	(9,839)
CMBX.NA.BB.8	MSC	USD	85,000	5.00%	10/17/57	—	(9,919)	(20,614)	(10,695)
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%	10/17/57	—	(13,828)	(27,906)	(14,078)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	—	(10,700)	(27,890)	(17,190)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(5,790)	(26,692)	(20,902)
CMBX.NA.BB.8	BCLY	USD	130,000	5.00%	10/17/57	—	(7,965)	(31,528)	(23,563)
CMBX.NA.BB.8	BCLY	USD	250,000	5.00%	10/17/57	—	(28,453)	(60,631)	(32,178)
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	—	(4,245)	(4,317)	(72)
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	—	(4,208)	(4,316)	(108)
CMBX.NA.BB.9	GSC	USD	35,000	5.00%	09/15/58	—	(9,905)	(10,073)	(168)
CMBX.NA.BB.9	BOA	USD	15,000	5.00%	09/17/58	—	(4,288)	(4,321)	(33)
CMBX.NA.BB.9	BOA	USD	15,000	5.00%	09/17/58	—	(4,173)	(4,317)	(144)
CMBX.NA.BB.9	JPM	USD	20,000	5.00%	09/17/58	—	(5,564)	(5,755)	(191)
PrimeX.ARM.2	JPM	USD	237,440	4.58%	12/25/37	7,319	—	10,064	2,745
PrimeX.ARM.2	JPM	USD	79,505	4.58%	12/25/37	2,352	—	3,360	1,008

Total						$12,147	$(832,346)	$(1,140,114)	$(319,915)

Total traded indices						$469,869	$(836,458)	$(510,306)	$(143,717)

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federated Republic of)	BCLY	USD	850,000	(1.00%)/4.62%	12/20/20	$122,188	$—	$130,311	$8,123
United Mexican States	BNP	USD	150,000	(1.00%)/1.96%	12/20/20	6,449	—	6,572	123

Total						$128,637	$—	$136,883	$8,246

Credit default swaps on single-name issues:
Sell protection:
Peruvian Government International Bond	GSC	USD	65,000	1.00%/2.10%	12/20/20	$—	$(2,628)	$(3,198)	$(570)
Philippines Government International Bond	BOA	USD	236,000	1.00%/1.23%	12/20/20	54	—	(2,315)	(2,369)
Republic of China	BOA	USD	235,000	1.00%/1.25%	12/20/20	—	(108)	(2,435)	(2,327)

Total						$54	$(2,736)	$(7,948)	$(5,266)

Total single-name issues						$128,691	$(2,736)	$128,935	$2,980

Total OTC contracts						$598,560	$(839,194)	$(381,371)	$(140,737)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	5,690,000	(5.00%)	12/20/20	$5,309	$31,831	$26,522
CDX.NA.HY.25	USD	625,000	(5.00%)	12/20/20	371	(3,522)	(3,893)
CDX.NA.IG.25	USD	1,540,000	(1.00%)	12/20/20	(6,325)	(1,374)	4,951

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

ITRAXX.EUR.24	EUR	184,000	(1.00%)	12/20/20	$1,332	$998	$(334)
ITRAXX.XOV.24	EUR	350,000	(5.00%)	12/20/20	(30,093)	(23,294)	6,799

Total					$(29,406)	$4,639	$34,045

Total					$(29,406)	$4,639	$34,045

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at January 31, 2016

Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.53% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/17	CBK	USD 126,104	CNY 835,000	$—	$(3,133)	$(819)	$2,314
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.53% based on the notional amount of currency received	03/16/17	CBK	CNY 835,000	USD 126,104	3,133	—	(557)	(3,690)

Total						$3,133	$(3,133)	$(1,376)	$(1,376)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.15% Fixed	CPURNSA	USD	205,000	09/22/25	$—	$—	$(1,916)	$(1,916)
BCLY	2.15% Fixed	CPURNSA	USD	335,000	09/22/25	—	—	(3,126)	(3,126)

Total						$—	$—	$(5,042)	$(5,042)

OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	1,536,000	(3M LIBOR)	06/20/16	$—	$—	$(71,344)	$(71,344)
iShares iBoxx $ High Yield Corporate Bond ETF	BCLY	USD	1,433,932	(1M LIBOR - 0.60%)	07/28/16	—	—	4,230	4,230
JPM EMBI Plus	JPM	USD	160,000	(3M LIBOR)	03/21/16	—	—	242	242
JPM EMBI Plus	JPM	USD	1,655,000	(3M LIBOR + 0.63%)	03/23/16	—	—	16,995	16,995
SPDR Barclays High Yield Bond	BCLY	USD	237,656	(1M LIBOR - 0.60%)	03/07/16	—	—	(2,894)	(2,894)
SPDR Barclays High Yield Bond	BCLY	USD	672,269	(1M LIBOR - 0.60%)	03/07/16	—	—	(7,803)	(7,803)

Total						$—	$—	$(60,574)	$(60,574)

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(a)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

BRL	Buy	03/02/16	MSC	$74,618	$75,546	$928
BRL	Buy	03/02/16	MSC	12,364	12,137	(227)
BRL	Buy	03/02/16	MSC	20,875	20,558	(317)
BRL	Sell	03/02/16	SCB	406,266	391,847	14,419
BRL	Sell	03/02/16	SSG	101,491	100,315	1,176
CAD	Buy	03/16/16	BOA	334,949	328,363	(6,586)
CAD	Sell	03/16/16	CBA	329,542	328,363	1,179
CAD	Sell	03/16/16	RBC	305,036	310,517	(5,481)
CHF	Sell	02/29/16	CSFB	605,363	600,073	5,290
CNY	Buy	07/28/16	JPM	219,333	207,101	(12,232)
CNY	Sell	07/28/16	DEUT	195,751	194,298	1,453
CNY	Sell	07/28/16	GSC	12,928	12,803	125
COP	Buy	03/16/16	HSBC	160,111	163,219	3,108
COP	Buy	03/16/16	SCB	79,937	80,859	922
COP	Buy	03/16/16	SSG	92,124	92,935	811
COP	Buy	03/16/16	SCB	1,826	1,818	(8)
COP	Sell	03/16/16	SCB	241,571	240,146	1,425
COP	Sell	03/16/16	SSG	25,505	25,590	(85)
CRC	Buy	03/16/16	CBK	5,936	5,946	10
CRC	Buy	03/16/16	CBK	2,833	2,831	(2)
CRC	Buy	03/16/16	CBK	1,814	1,809	(5)
CRC	Buy	03/16/16	CBK	11,047	11,038	(9)
CRC	Buy	03/16/16	CBK	70,335	70,147	(188)
CRC	Sell	03/16/16	CBK	91,393	91,771	(378)
CZK	Buy	03/16/16	MSC	33,330	32,908	(422)
CZK	Sell	03/16/16	CBK	159,559	156,918	2,641
EUR	Buy	02/29/16	JPM	27,067	27,102	35
EUR	Buy	02/29/16	SSG	242,885	242,825	(60)
EUR	Buy	03/16/16	RBC	623,638	618,222	(5,416)
EUR	Buy	03/16/16	CBK	545,069	537,961	(7,108)
EUR	Buy	03/15/17	JPM	5,605	5,498	(107)
EUR	Buy	03/15/17	UBS	68,797	65,972	(2,825)
EUR	Buy	03/15/17	BOA	108,861	104,457	(4,404)
EUR	Buy	03/15/17	DEUT	1,099,656	1,080,852	(18,804)
EUR	Sell	02/29/16	SSG	1,299,000	1,298,681	319
EUR	Sell	03/16/16	DEUT	447,733	440,348	7,385
EUR	Sell	03/16/16	CBA	623,522	618,222	5,300
EUR	Sell	03/16/16	CBA	233,196	238,612	(5,416)
EUR	Sell	03/15/17	BOA	924,421	910,423	13,998
EUR	Sell	03/15/17	BOA	179,602	175,927	3,675
EUR	Sell	03/15/17	BOA	290,269	296,877	(6,608)
GBP	Buy	03/16/16	DEUT	138,791	135,376	(3,415)
GBP	Sell	02/29/16	RBS	1,207,844	1,201,233	6,611
GBP	Sell	03/16/16	CBK	244,492	229,428	15,064
HKD	Buy	03/03/16	MSC	65,179	64,907	(272)
HKD	Buy	03/16/16	MSC	39,368	39,201	(167)
HKD	Sell	03/03/16	GSC	203,116	202,433	683
HKD	Sell	03/16/16	RBC	127,531	126,985	546
HUF	Buy	03/16/16	JPM	11,646	11,733	87
HUF	Sell	03/16/16	CBK	38,216	38,251	(35)
IDR	Buy	03/16/16	SSG	148,480	151,218	2,738
IDR	Buy	03/16/16	JPM	73,748	76,196	2,448
IDR	Buy	03/16/16	BCLY	1,142	1,142	—
IDR	Buy	05/18/16	GSC	127,379	139,674	12,295
IDR	Sell	03/16/16	SCB	1,923	1,942	(19)
IDR	Sell	03/16/16	SSG	1,337	1,367	(30)
IDR	Sell	03/16/16	SCB	2,687	2,734	(47)
IDR	Sell	03/16/16	BOA	364,192	376,673	(12,481)

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

IDR	Sell	05/18/16	BCLY	$69,138	$70,831	$(1,693)
IDR	Sell	05/18/16	JPM	67,012	68,843	(1,831)
INR	Buy	02/29/16	HSBC	552,310	552,148	(162)
JPY	Sell	02/29/16	BNP	872,856	853,808	19,048
JPY	Sell	02/29/16	HSBC	872,434	853,808	18,626
MXN	Buy	03/16/16	RBC	4,307	4,396	89
MXN	Buy	03/16/16	MSC	137,368	130,138	(7,230)
MXN	Sell	03/16/16	RBC	303,960	286,986	16,974
MYR	Buy	03/16/16	DEUT	49,434	51,332	1,898
MYR	Sell	03/16/16	CSFB	8,209	8,395	(186)
MYR	Sell	03/16/16	SCB	16,193	16,550	(357)
MYR	Sell	03/16/16	JPM	46,206	47,254	(1,048)
MYR	Sell	03/16/16	CBK	86,265	88,511	(2,246)
NOK	Sell	02/29/16	JPM	112,013	112,733	(720)
PEN	Buy	03/16/16	SCB	17,559	17,175	(384)
PEN	Sell	03/16/16	SCB	176,411	173,180	3,231
PLN	Buy	03/16/16	JPM	38,563	37,470	(1,093)
PLN	Sell	03/16/16	BOA	113,164	109,961	3,203
RON	Buy	03/16/16	JPM	14,324	14,035	(289)
RON	Sell	03/16/16	JPM	40,100	39,249	851
RSD	Buy	03/16/16	CBK	160,858	158,209	(2,649)
RUB	Buy	03/16/16	UBS	42,639	43,048	409
RUB	Buy	03/16/16	JPM	169,286	159,301	(9,985)
RUB	Sell	03/16/16	CBK	205,512	189,761	15,751
RUB	Sell	03/16/16	JPM	109,750	103,392	6,358
RUB	Sell	03/16/16	JPM	2,837	2,879	(42)
RUB	Sell	03/16/16	HSBC	58,183	60,514	(2,331)
THB	Buy	03/16/16	JPM	38,668	39,158	490
THB	Sell	03/16/16	SCB	822	838	(16)
THB	Sell	03/16/16	CBK	117,119	118,508	(1,389)
TRY	Buy	03/16/16	JPM	310,040	315,320	5,280
TRY	Sell	03/16/16	BCLY	136,973	136,950	23
UYU	Buy	03/16/16	HSBC	39,701	39,721	20
UYU	Buy	03/16/16	HSBC	34,266	33,915	(351)
UYU	Buy	03/16/16	HSBC	23,680	23,255	(425)
UYU	Buy	03/16/16	HSBC	73,940	72,462	(1,478)
UYU	Buy	03/16/16	HSBC	318,898	312,119	(6,779)
UYU	Sell	03/03/16	HSBC	517,861	510,039	7,822
UYU	Sell	03/03/16	HSBC	15,372	15,456	(84)
UYU	Sell	03/16/16	HSBC	66,518	65,324	1,194
UYU	Sell	03/16/16	HSBC	96,227	95,241	986
UYU	Sell	03/16/16	HSBC	111,555	111,612	(57)
ZAR	Buy	03/16/16	SSG	80,059	75,934	(4,125)
ZAR	Sell	03/16/16	BCLY	183,699	177,825	5,874

Total						$72,694

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets
Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

Hartford Multi-Asset Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$4,476,406	$—	$4,476,406	$—
Corporate Bonds	14,088,509	994,213	13,094,296	—
Foreign Government Obligations	2,009,353	—	2,009,353	—
Municipal Bonds	144,075	—	144,075	—
Senior Floating Rate Interests	9,883,081	—	9,883,081	—
U.S. Government Agencies	314,186	—	314,186	—
Equity Linked Securities	6,141,411	6,141,411	—	—
Common Stocks
Automobiles & Components	81,067	56,464	24,603	—
Banks	317,734	225,054	92,680	—
Capital Goods	218,002	—	218,002	—
Commercial & Professional Services	149,309	—	149,309	—
Consumer Durables & Apparel	111,073	—	111,073	—
Consumer Services	247,166	129,778	117,388	—
Diversified Financials	10,083	—	10,083	—
Energy	1,969,800	1,679,012	290,788	—
Food & Staples Retailing	182,357	182,357	—	—
Food, Beverage & Tobacco	13,213	—	13,213	—
Health Care Equipment & Services	12,658	12,658	—	—
Insurance	841,142	177,382	663,760	—
Materials	148,678	98,269	50,409	—
Media	318,608	—	318,608	—
Pharmaceuticals, Biotechnology & Life Sciences	672,584	547,736	124,848	—
Real Estate	1,026,833	808,595	218,238	—
Retailing	250,421	220,559	29,862	—
Semiconductors & Semiconductor Equipment	69,888	69,888	—	—
Software & Services	59,607	59,607	—	—
Technology Hardware & Equipment	212,248	47,821	164,427	—
Telecommunication Services	929,958	464,566	465,392	—
Transportation	396,062	11,334	384,728	—
Utilities	717,771	494,294	223,477	—
Convertible Bonds	10,113	—	10,113	—
Exchange Traded Funds	3,328,738	3,328,738	—	—
Mutual Funds	2,926,028	2,926,028	—	—
Short-Term Investments	5,389,601	5,389,601	—	—
Purchased Options	5,724	—	5,724	—
Foreign Currency Contracts(2)	212,798	—	212,798	—
Futures Contracts(2)	189,763	189,763	—	—
Swaps - Credit Default(2)	236,134	—	236,134	—
Swaps - Cross Currency(2)	2,314	—	2,314	—
Swaps - Total Return(2)	21,467	—	21,467	—

Total	$58,335,963	$24,255,128	$34,080,835	$—

Liabilities
Foreign Currency Contracts(2)	$(140,104)	$—	$(140,104)	$—
Futures Contracts(2)	(40,840)	(40,840)	—	—
Swaps - Credit Default(2)	(342,826)	—	(342,826)	—
Swaps - Cross Currency(2)	(3,690)	—	(3,690)	—
Swaps - Interest Rate(2)	(5,042)	—	(5,042)	—
Swaps - Total Return(2)	(82,041)	—	(82,041)	—
TBA Sale Commitments	(1,360,240)	—	(1,360,240)	—
Written Options	(83,362)	—	(83,362)	—

Total	$(2,058,145)	$(40,840)	$(2,017,305)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Municipal Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Municipal Bonds - 91.8%
	Alabama - 1.4%
$ 145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$168,548

	Alaska - 1.0%
100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	120,139

	Arizona - 1.0%
100,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	118,018

	California - 6.5%
250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	306,015
250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	291,410
45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	52,443
100,000	Orange County Community Facs Dist Special Tax 5.00%, 08/15/2023	119,877

		769,745

	Colorado - 2.2%
110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,385
25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	28,307
100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	117,904

		257,596

	Connecticut - 3.0%
50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	60,377
250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	301,780

		362,157

	Florida - 5.5%
265,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	307,246
	County of Lee, FL, Airport Rev
125,000	5.00%, 10/01/2032	146,745
100,000	5.00%, 10/01/2033	116,845
	County of Miami-Dade, FL, Aviation Rev
15,000	5.00%, 10/01/2029	17,804
15,000	5.00%, 10/01/2031	17,568
20,000	5.00%, 10/01/2032	23,278
20,000	5.00%, 10/01/2033	23,187

		652,673

	Georgia - 0.6%
70,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	71,814

	Idaho - 2.2%
250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017	265,218

	Illinois - 21.9%
250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041	269,792
100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029	118,280
250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	269,850
75,000	Chicago, IL, Transit Auth Capital Grant Receipts Rev 5.00%, 06/01/2020	83,918

Hartford Municipal Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 160,000	Chicago, IL, Transit Auth Rev 5.25%, 12/01/2024	$180,021
250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	255,947
105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	114,220
	County of Cook, IL, GO
120,000	5.00%, 11/15/2024	121,318
105,000	5.00%, 11/15/2028	112,210
	Illinois Finance Auth Rev
15,000	5.00%, 07/01/2018	16,392
150,000	5.00%, 11/15/2030	177,345
245,000	5.00%, 08/15/2035	276,475
100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	119,701
125,000	Metropolitan Pier & Exposition Auth Rev 0.00%, 06/15/2020	111,810
	State of Illinois, GO
100,000	5.00%, 07/01/2017	105,271
250,000	5.00%, 05/01/2029	274,950

		2,607,500

	Louisiana - 3.9%
40,000	Louisiana Public Facilities Auth Rev 6.38%, 05/15/2031	48,241
200,000	Louisiana State Citizens Property Insurance Corp. Rev 5.00%, 06/01/2020	203,016
100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	103,428
100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	109,636

		464,321

	Michigan - 2.2%
	Michigan Finance Auth
100,000	5.00%, 07/01/2035	112,963
100,000	5.00%, 05/15/2038	112,387
35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,179

		266,529

	Minnesota - 1.4%
100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019	105,029
50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	57,148

		162,177

	Nebraska - 1.0%
100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	116,297

	Nevada - 2.2%
250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	269,075

	New Jersey - 4.6%
285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	308,219
	New Jersey Health Care Facilities Financing Auth Rev
150,000	5.00%, 07/01/2022	178,039
50,000	5.25%, 07/01/2026	58,266

		544,524

	New York - 5.2%
40,000	Long Island Power Auth 1.18%, 05/01/2033(1)	40,062
70,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2040	81,124

Hartford Municipal Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 100,000	New York City Water & Sewer System 5.00%, 06/15/2043	$114,589
	New York State Dormitory Auth Rev
150,000	5.00%, 03/15/2031	182,304
100,000	5.00%, 05/01/2043	113,275
90,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2016	91,081

		622,435

	Ohio - 2.5%
250,000	Buckeye, OH, Tobacco Settlement FA 6.00%, 06/01/2042	222,003
70,000	County of Montgomery, OH 5.00%, 05/01/2039	75,737

		297,740

	Pennsylvania - 2.1%
250,000	Pennsylvania State Turnpike Commission Rev 0.99%, 12/01/2021(1)	246,903

	Puerto Rico - 1.1%
200,000	Commonwealth of Puerto Rico 6.00%, 07/01/2039	126,250

	Rhode Island - 2.2%
250,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	264,175

	Texas - 14.5%
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	280,000
250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	269,422
100,000	Harris County-Houston Sports Auth Rev 5.00%, 11/15/2020	117,205
75,000	Kerrville Health Facs Dev Corp. 5.00%, 08/15/2023	86,522
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	170,498
185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	210,504
180,000	Northside Independent School Dist 1.65%, 08/01/2045(1)	182,385
100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	102,086
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	303,920

		1,722,542

	Virginia - 0.8%
90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)	91,257

	Washington - 2.8%
95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	99,946
115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	137,600
100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(2)	101,921

		339,467

	Total Municipal Bonds (cost $10,576,477)	10,927,100

	Total Long-Term Investments (cost $10,576,477)	10,927,100

Short-Term Investments - 5.7%
	Other Investment Pools & Funds - 5.7%
681,436	JP Morgan Tax Free Money Market Fund	681,436

Hartford Municipal Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Short-Term Investments (cost $681,436)		681,436

Total Investments (cost $11,257,913)^	97.5%	$11,608,536
Other Assets and Liabilities	2.5%	294,713

Total Net Assets	100.0%	$11,903,249

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$351,935
Unrealized Depreciation	(1,312)

Net Unrealized Appreciation	$350,623

(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $101,921, which represents 0.9% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

Hartford Municipal Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$10,927,100	$—	$10,927,100	$—
Short-Term Investments	681,436	681,436	—	—

Total	$11,608,536	$681,436	$10,927,100	$—

(1)	For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Municipal Opportunities Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Municipal Bonds - 91.2%
	Alabama - 1.0%
$ 1,615,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2026	$1,901,307
2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,106,260
1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034(1)	1,552,443

		5,560,010

	Alaska - 0.4%
2,000,000	CIVICVentures, AK 5.00%, 09/01/2025	2,429,200

	Arizona - 1.8%
	Arizona State Health Fac Auth
2,000,000	5.00%, 12/01/2029	2,395,560
2,000,000	5.00%, 12/01/2030	2,383,340
265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	273,504
1,420,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,749,269
3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,622,860

		10,424,533

	California - 9.9%
1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047(1)	1,159,821
1,000,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,156,850
	California State Communities DA Rev
955,000	1.19%, 04/01/2036(1)	844,554
1,000,000	5.63%, 10/01/2032	1,069,400
4,985,000	California State GO 6.50%, 04/01/2033	5,856,428
1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,743,750
1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,172,150
2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,414,000
2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,313,680
910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	1,060,514
660,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(1)	693,106
5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	4,776,400
	Hemet, CA, Unif School Dist FA Special Tax
1,440,000	5.00%, 09/01/2030	1,611,461
535,000	5.00%, 09/01/2031	596,493
1,065,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2016	1,084,756
425,000	Long Beach, CA, FA Natural Gas 1.86%, 11/15/2027(1)	403,737
1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,135,290
1,000,000	Orange County Community Fac Dist 5.00%, 08/15/2034	1,151,320
	Port of Oakland, CA
985,000	5.00%, 05/01/2021	1,163,679
500,000	5.00%, 05/01/2023	589,235

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	$1,192,770
1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,375,607
1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,213,860
3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,491,220
	San Diego, CA, Unified School District
805,000	4.00%, 07/01/2034	885,822
865,000	4.00%, 07/01/2035	946,586
875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	997,448
	San Jose, CA, Redev Agency
2,575,000	5.00%, 08/01/2022	2,709,647
500,000	6.50%, 08/01/2023	551,520
	San Mateo Joint Powers Financing Auth
1,250,000	5.00%, 06/15/2029	1,508,675
1,250,000	5.00%, 06/15/2030	1,500,237
1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,543,126
	Santa Margarita, CA, Water Dist Special Tax
500,000	4.25%, 09/01/2021	538,795
500,000	5.00%, 09/01/2022	568,875
500,000	5.00%, 09/01/2023	569,135
1,095,000	5.00%, 09/01/2028	1,240,920
	Tustin, CA, Community Facilities District
775,000	5.00%, 09/01/2020	882,400
600,000	5.00%, 09/01/2021	694,206
3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037(1)	3,005,460

		57,412,933

	Colorado - 0.8%
1,330,000	Colorado Health Fac Auth 1.54%, 10/01/2039(1)	1,329,960
1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,100,220
2,000,000	Park Creek Metropolitan District 5.00%, 12/01/2029	2,338,200

		4,768,380

	Connecticut - 1.2%
475,000	City of New Britain, CT, GO 5.00%, 03/01/2017	496,522
2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,181,542
945,000	Connecticut Housing FA 4.00%, 11/15/2044	1,007,247
1,850,000	Hartford, CT, GO 5.00%, 04/01/2026	2,175,341

		6,860,652

	District of Columbia - 0.5%
	Metropolitan Washington, DC, Airport Auth System Rev
1,000,000	5.00%, 10/01/2020	1,157,960
1,450,000	5.00%, 10/01/2022	1,736,984

		2,894,944

	Florida - 6.8%
2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,443,220
	Collier County, FL, Industrial Development Auth
200,000	6.25%, 05/15/2035(2)	203,640
500,000	6.50%, 05/15/2020(2)	500,695
500,000	7.00%, 05/15/2024(2)	570,580
2,120,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,312,708

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Greater Orlando, FL, Aviation Auth
$ 3,300,000	5.00%, 10/01/2021	$3,914,691
1,040,000	5.00%, 10/01/2024	1,213,451
125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036(1)	129,645
1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,967,827
2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(2)	2,109,220
2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,232,062
2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	2,400,360
1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,845,130
500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	107,500
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,211,580
3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,561,750
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,172,580
2,500,000	5.00%, 10/01/2026	2,909,550
2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027(3)	2,444,560
2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,553,231
1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,177,130
715,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015*	92,235
500,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	501,020
775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	950,375

		39,524,740

	Georgia - 1.1%
2,860,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	2,934,131
1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,725,780
1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,580,775

		6,240,686

	Hawaii - 0.2%
1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,193,280

	Idaho - 0.2%
1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,151,800

	Illinois - 11.6%
790,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	850,854
500,000	Chicago Midway International Airport 5.00%, 01/01/2021	574,365
2,545,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2030	2,990,375
	Chicago Park Dist
1,000,000	4.00%, 01/01/2017	1,022,710
500,000	5.25%, 01/01/2037	543,150
3,000,000	Chicago Transit Auth 5.00%, 06/01/2020	3,356,700

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,625,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	$1,744,047
	Chicago, IL, Park Dist, GO
250,000	5.00%, 01/01/2020	269,850
700,000	5.00%, 01/01/2025	790,559
2,750,000	5.00%, 01/01/2026	3,079,202
2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,873,515
	City of Chicago, IL, GO
1,700,000	4.00%, 01/01/2018	1,727,200
700,000	5.00%, 12/01/2023	722,043
2,000,000	5.00%, 01/01/2024	2,073,960
1,000,000	5.50%, 01/01/2040	1,010,470
	City of Chicago, IL, Wastewater Transmission Rev
715,000	5.00%, 01/01/2028	808,751
1,785,000	5.00%, 01/01/2029	2,008,768
	City of Chicago, IL, Waterworks Rev
615,000	5.00%, 11/01/2017	633,050
135,000	5.00%, 11/01/2023	152,512
1,000,000	5.00%, 11/01/2028	1,108,130
1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,583,806
3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,225,690
1,000,000	Illinois Finance Auth 5.00%, 11/15/2023	1,220,040
4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(4)	2,950,960
	Illinois State FA Rev
665,000	5.00%, 11/15/2028	795,074
1,650,000	5.00%, 11/15/2031	1,934,559
1,500,000	5.00%, 11/15/2033	1,738,815
1,510,000	5.00%, 11/15/2034	1,750,452
1,250,000	7.75%, 08/15/2034	1,500,163
	Illinois State GO
1,500,000	5.00%, 01/01/2022	1,636,530
1,500,000	5.00%, 08/01/2025	1,649,805
1,500,000	5.25%, 01/01/2021	1,699,875
1,650,000	6.50%, 06/15/2022	1,939,327
	Illinois State Toll Highway Auth
2,000,000	5.00%, 01/01/2030	2,381,320
1,000,000	5.00%, 12/01/2031	1,195,930
2,800,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	3,179,036
1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,479,588
	Metropolitan Pier & Exposition Auth
2,000,000	0.00%, 06/15/2027(4)	1,324,300
1,630,000	5.00%, 12/15/2020	1,839,504
2,530,000	Metropolitan Water Reclamation District of Greater Chicago 5.00%, 12/01/2031	2,903,479
985,000	State of Illinois 5.00%, 02/01/2026	1,099,624

		67,368,088

	Indiana - 1.4%
1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,202,170
1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,811,079
1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,156,660
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	889,514
2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042(2)	2,060,960

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044(1)	$1,007,780

		8,128,163

	Kansas - 0.5%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,209,080
1,390,000	5.00%, 09/01/2028	1,683,735

		2,892,815

	Kentucky - 0.7%
350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	367,993
1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033(1)	1,722,654
1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,783,837

		3,874,484

	Louisiana - 2.6%
2,000,000	City of Shreevport, LA, Water & Sewer Revenue 5.00%, 12/01/2027	2,437,120
2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	2,631,125
1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,775,672
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2034	851,438
2,500,000	6.00%, 01/01/2023	2,853,075
4,000,000	State of Louisiana 5.00%, 12/01/2031	4,773,640

		15,322,070

	Maryland - 0.3%
1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,580,040

	Massachusetts - 0.8%
	Massachusetts State Development Fin Agency Rev
1,200,000	5.00%, 01/01/2019	1,326,060
1,200,000	8.00%, 04/15/2031	1,502,352
	Massachusetts State PA
455,000	4.00%, 07/01/2022	516,825
385,000	5.00%, 07/01/2021	453,461
650,000	5.00%, 07/01/2023	780,631

		4,579,329

	Michigan - 3.3%
4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,010,040
	Michigan FA
1,000,000	5.00%, 07/01/2018	1,083,800
2,700,000	5.00%, 10/01/2030	3,178,926
	Michigan Finance Auth
665,000	5.00%, 07/01/2027	783,476
665,000	5.00%, 07/01/2028	778,090
650,000	5.00%, 07/01/2029	755,957
	Michigan St FA
2,555,000	5.00%, 06/01/2033	2,874,860
1,000,000	5.00%, 06/01/2034	1,120,540
2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	2,374,840
1,690,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	1,991,370

		18,951,899

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Minnesota - 0.1%
	City of Rochester, MN, Healthcare & Housing Rev Fac
$ 250,000	2.00%, 12/01/2018(3)	$250,428
250,000	4.00%, 12/01/2019(3)	262,572

		513,000

	Mississippi - 0.4%
1,850,000	State of Mississippi 5.00%, 10/15/2029	2,190,104

	Missouri - 0.7%
3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,956,330

	Nevada - 0.5%
	Las Vegas, NV, Spl Impt Dist
365,000	5.00%, 06/01/2027	391,685
695,000	5.00%, 06/01/2029	736,200
410,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	414,362
1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,342,578

		2,884,825

	New Jersey - 2.1%
2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,171,249
	New Jersey State Econ DA
1,245,000	4.88%, 09/15/2019	1,339,458
1,590,000	5.00%, 03/01/2023	1,769,940
2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,424,400
	New Jersey State Transportation Trust Fund Auth
5,000,000	0.00%, 12/15/2032(4)	2,447,750
1,000,000	5.00%, 09/15/2017	1,059,820

		12,212,617

	New Mexico - 0.7%
3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,350,400
880,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	906,638

		4,257,038

	New York - 13.3%
4,000,000	City of New York, NY 6.25%, 10/15/2028	4,573,777
2,410,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	2,955,190
1,460,000	Long Island Power Auth 1.18%, 05/01/2033(1)	1,462,263
940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	1,001,476
15,000,000	New York City, NY, Water and Sewer Financing Auth Rev 5.00%, 06/15/2039	17,540,250
2,100,000	New York Metropolitan Transportation Auth Rev 5.00%, 11/15/2020	2,469,852
1,120,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,170,702
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,986,749
2,000,000	5.00%, 12/15/2027	2,408,740
970,000	5.00%, 03/15/2028	1,049,986
7,000,000	5.00%, 03/15/2030	8,619,870
4,100,000	5.00%, 03/15/2031	4,982,976
860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026(1)	873,046

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(2)	$1,613,454
	New York State Thruway Auth
1,000,000	5.00%, 01/01/2019	1,116,000
1,000,000	5.00%, 03/15/2021	1,190,210
1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,218,060
1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,243,024
2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,351,727
5,000,000	Sales Tax Asset Receivable Corp. 5.00%, 10/15/2029	6,156,250
2,340,000	Town of Oyster Bay, NY, GO 5.00%, 08/15/2024	2,853,302
2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,359,375
940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(2)(5)	748,447
2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	2,004,280
	Yonkers, NY, GO
885,000	3.00%, 08/15/2019	936,472
1,000,000	5.00%, 03/15/2021	1,173,360

		77,058,838

	North Carolina - 0.7%
1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,479,243
1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,698,947
1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,085,270

		4,263,460

	Ohio - 3.4%
2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	2,390,700
	Buckeye, OH, Tobacco Settlement FA
4,000,000	5.88%, 06/01/2047	3,513,120
6,680,000	6.00%, 06/01/2042	5,931,907
1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,893,430
2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,527,020
2,275,000	Lancaster, OH, Gas Rev 0.89%, 02/01/2019(1)	2,252,136
1,235,000	Ohio State Cultural Sports Fac Building Proj 5.00%, 04/01/2020	1,433,637

		19,941,950

	Oregon - 0.4%
	Port of Portland, OR, Airport Rev
1,000,000	5.00%, 07/01/2031	1,166,270
750,000	5.00%, 07/01/2032	869,220

		2,035,490

	Other U.S. Territories - 0.1%
705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	711,557

	Pennsylvania - 4.4%
500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	565,690
960,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,042,349
2,000,000	Commonwealth FA 5.00%, 06/01/2026	2,402,580

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	$1,315,716
1,000,000	Pennsylvania State GO 7.00%, 07/15/2028	1,029,690
2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,651,377
	Pennsylvania State Turnpike Commission Rev
575,000	0.89%, 12/01/2020(1)	568,842
2,000,000	0.91%, 12/01/2021(1)	1,965,720
925,000	0.99%, 12/01/2021(1)	913,539
1,335,000	6.00%, 06/01/2028	1,482,291
1,750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	2,135,962
	Philadelphia, PA, Municipal Auth
750,000	6.38%, 04/01/2029	862,448
800,000	6.50%, 04/01/2034	919,272
	Pittsburgh, PA, School Dist GO
1,575,000	5.00%, 09/01/2021	1,866,107
750,000	5.00%, 09/01/2023	879,855
3,500,000	School Dist. of Philadelphia 5.00%, 09/01/2017	3,699,290
1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,077,640

		25,378,368

	Puerto Rico - 1.0%
	Commonwealth of Puerto Rico
3,685,000	5.75%, 07/01/2038	2,321,550
5,545,000	6.00%, 07/01/2039	3,500,281
100,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2035	60,000

		5,881,831

	Rhode Island - 1.2%
1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,582,069
1,900,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2027	2,287,790
1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,612,110
1,655,000	Rhode Island State Health & Educational Bldg Corp. 4.00%, 05/15/2017	1,707,149

		7,189,118

	South Carolina - 1.1%
4,500,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	4,660,920
1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
1,000,000	South Carolina State Public Service Auth 5.00%, 12/01/2029(3)	1,221,840

		6,300,030

	South Dakota - 0.4%
1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,132,050
1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,173,780
185,000	South Dakota State Housing DA 6.13%, 05/01/2033	188,278

		2,494,108

	Texas - 8.5%
	Allen Independent School Dist
1,500,000	5.00%, 02/15/2029(3)	1,870,155
1,000,000	5.00%, 02/15/2031(3)	1,231,610
1,940,000	5.00%, 02/15/2032(3)	2,377,664

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	$1,201,250
1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)	1,607,520
1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034(1)	1,263,713
	Harris County - Houston, TX
250,000	5.00%, 11/15/2032	285,030
350,000	5.00%, 11/15/2034	395,602
1,500,000	Kerrville Health Fac Dev Corp. 5.00%, 08/15/2035	1,647,840
	North Texas Tollway Auth Rev
2,995,000	5.00%, 01/01/2022	3,583,937
2,500,000	5.00%, 01/01/2030	2,920,650
1,250,000	6.10%, 01/01/2028	1,428,562
	Permanent Univ. Fund
3,000,000	5.00%, 07/01/2026	3,803,850
2,000,000	5.00%, 07/01/2027	2,520,180
1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,333,784
2,200,000	San Antonio, TX, Water Rev 5.00%, 05/15/2026	2,694,780
1,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026(3)	1,256,130
	Tarrant County, TX, Cultural Education Fac
610,000	3.88%, 11/15/2020	615,496
1,000,000	5.00%, 10/01/2034	1,081,670
2,000,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,464,940
1,500,000	Texas State Transportation Commission 0.36%, 04/01/2032(1)	1,497,315
1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,435,962
2,500,000	Texas State Transportation Commission, GO 0.39%, 10/01/2041(1)	2,481,050
2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,308,580
1,000,000	Univ. of Texas System 5.00%, 08/15/2026	1,292,450
3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018(4)	3,414,390

		49,014,110

	Utah - 0.6%
3,000,000	Utah Housing Corp. 4.00%, 01/01/2045	3,246,990

	Vermont - 0.7%
2,800,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	3,022,852
900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	903,987

		3,926,839

	Virginia - 0.3%
1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	1,999,463

	Washington - 2.7%
2,060,000	Chelan County, WA, Public Utility District No. 1 0.00%, 06/01/2028(4)	1,440,991
	Grant County, WA, Utility Dist 2
1,825,000	5.00%, 01/01/2022	2,162,296
1,905,000	5.00%, 01/01/2023	2,287,848
	Washington State Health Care Fac Auth Rev
1,295,000	5.00%, 01/01/2026	1,549,493
780,000	5.00%, 07/01/2028	895,346
2,000,000	5.00%, 03/01/2029	2,369,880

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037		$3,827,628
1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045(2)		1,188,284

			15,721,766

	West Virginia - 0.2%
1,240,000	West Virginia Economic Development Auth 1.90%, 03/01/2040(1)		1,248,730

	Wisconsin - 2.6%
1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025		2,110,482
1,500,000	Public Finance Auth 5.00%, 09/01/2025(2)		1,599,870
1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028		2,020,144
	Wisconsin State
2,685,000	5.75%, 05/01/2033		3,067,935
1,295,000	6.00%, 05/01/2036		1,485,054
	Wisconsin State Health & Educational Fac Auth Rev
2,000,000	5.00%, 11/15/2027		2,374,680
2,465,000	5.25%, 08/15/2024		2,522,311

			15,180,476

	Total Municipal Bonds (cost $503,451,462)		528,765,084

	Total Long-Term Investments (cost $503,451,462)		528,765,084

Short-Term Investments - 10.8%
	Other Investment Pools & Funds - 10.8%
62,644,384	JP Morgan Tax Free Money Market Fund		62,644,384

	Total Short-Term Investments (cost $62,644,384)		62,644,384

	Total Investments (cost $566,095,846)^	102.0%	$591,409,468
	Other Assets and Liabilities	(2.0)%	(11,323,128)

	Total Net Assets	100.0%	$580,086,340

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$28,179,048
Unrealized Depreciation	(2,865,426)

Net Unrealized Appreciation	$25,313,622

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $11,499,137, which represents 2.0% of total net assets.
(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $10,645,792 at January 31, 2016.
(4)	Security is a zero-coupon bond.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Long Bond Future	80	03/21/2016	$12,285,846	$12,882,500	$(596,654)

Total futures contracts					$(596,654)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The Hartford Municipal Opportunities Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$528,765,084	$—	$528,765,084	$—
Short-Term Investments	62,644,384	62,644,384	—	—

Total	$591,409,468	$62,644,384	$528,765,084	$—

Liabilities
Futures Contracts(2)	$(596,654)	$(596,654)	$—	$—

Total	$(596,654)	$(596,654)	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Municipal Short Duration Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Municipal Bonds - 90.3%
	Arizona - 2.6%
$ 250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	$283,905
120,000	City of Phoenix Civic Improvement Corp. 5.00%, 07/01/2018	131,406

		415,311

	California - 7.1%
250,000	Bay Area Toll Auth Bridge Rev 1.88%, 04/01/2047(1)	254,602
250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	291,410
200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	211,708
100,000	Orange County Community Fac Dist 4.00%, 08/15/2021	111,258
100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018	107,789
50,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	53,430
100,000	Tustin Communities Fac Dist 3.00%, 09/01/2019	104,884

		1,135,081

	Colorado - 4.1%
110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	111,422
250,000	Denver, CO, City and County Special Fac Airport Rev 5.25%, 11/15/2018	277,485
100,000	E-470 Public Highway Auth 3.00%, 09/01/2016	101,440
150,000	Park Creek Metropolitan District 5.00%, 12/01/2021	172,296

		662,643

	Connecticut - 4.3%
200,000	City of Hartford, CT 4.00%, 04/01/2016	201,184
25,000	City of New Britain, CT, GO 5.00%, 03/01/2017	26,133
150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	176,382
250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	279,267

		682,966

	Florida - 5.1%
165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	191,304
100,000	Lake County, FL, School Board 3.00%, 06/01/2016	100,850
245,000	Orlando & Orange County, FL, Expressway Auth 8.25%, 07/01/2016	252,879
250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	265,323

		810,356

	Georgia - 0.4%
70,000	Burke County Development Auth 2.35%, 10/01/2032(1)	71,814

	Guam - 1.5%
125,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	136,575

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 100,000	Guam Government Business Privilege Tax Rev 4.00%, 11/15/2018	$107,698

		244,273

	Illinois - 16.7%
100,000	Chicago Park Dist 5.00%, 01/01/2017	103,173
	Chicago Transit Auth
100,000	5.00%, 06/01/2019	109,609
100,000	5.00%, 06/01/2020	111,890
255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016(2)	245,876
250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	276,830
95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,641
	City of Chicago, IL, Waterworks Rev
50,000	5.00%, 11/01/2016	51,399
200,000	5.00%, 11/01/2018	217,562
20,000	5.00%, 11/01/2020	22,280
100,000	Cook County, IL, GO 5.00%, 11/15/2019	109,612
	Illinois Finance Auth
100,000	5.00%, 11/15/2021	116,900
130,000	7.75%, 08/15/2034	156,017
250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	268,680
100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	110,263
	Metropolitan Pier & Exposition Auth
50,000	0.00%, 12/15/2019(2)	45,525
50,000	0.00%, 06/15/2021(2)	42,683
180,000	State of Illinois 5.00%, 06/15/2017	189,999
150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	155,883
	State of Illinois, GO
100,000	5.00%, 02/01/2020	110,611
120,000	5.00%, 02/01/2022	135,961

		2,676,394

	Indiana - 0.2%
25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	25,942

	Kentucky - 0.8%
115,000	Kentucky Economic Development Finance Auth 5.00%, 06/01/2018	123,869

	Louisiana - 4.4%
	City of New Orleans, LA, Sewerage Service Rev
165,000	5.00%, 06/01/2018	179,269
110,000	5.00%, 06/01/2021	129,148
200,000	Louisiana State Citizens Property Insurance Corp. 5.00%, 06/01/2020	203,016
100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	103,857
75,000	New Orleans Aviation Board 5.00%, 01/01/2019	82,924

		698,214

	Michigan - 2.7%
150,000	Michigan Finance Auth 5.00%, 07/01/2019	168,351
250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	268,348

		436,699

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Minnesota - 0.9%
$ 135,000	City of Rochester, MN, Healthcare & Housing Rev Fac 3.50%, 12/01/2018	$139,258

	Nebraska - 1.5%
120,000	Central Plains Energy Project 5.25%, 12/01/2021	139,556
100,000	County of Washington, NE 2.38%, 09/01/2030(1)	100,540

		240,096

	Nevada - 2.7%
150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	158,559
250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	269,075

		427,634

	New Jersey - 1.9%
280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	302,812

	New York - 5.7%
150,000	City of New York, NY, GO 5.00%, 08/01/2019	170,499
	New York State Dormitory Auth Rev
250,000	4.00%, 05/01/2019	270,378
360,000	5.00%, 07/01/2016	366,732
100,000	New York Transportation Development Corp. 5.00%, 01/01/2019	110,535

		918,144

	Ohio - 0.9%
135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	140,837

	Pennsylvania - 6.0%
165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	186,678
250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	283,697
250,000	Pennsylvania State Turnpike Commission Rev 0.99%, 12/01/2021(1)	246,902
150,000	Philadelphia Auth. for Industrial Dev. 5.00%, 12/01/2022(3)	178,688
65,000	School District of Philadelphia 5.00%, 09/01/2020	72,733

		968,698

	Rhode Island - 1.4%
100,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	105,670
100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	113,041

		218,711

	South Carolina - 2.0%
250,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	258,940
55,000	Piedmont Municipal Power Agency 5.00%, 01/01/2017	57,144

		316,084

	South Dakota - 0.7%
100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	115,968

	Texas - 14.5%
200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	203,150

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 210,000	Harris County-Houston Sports Auth 5.00%, 11/15/2020		$246,131
100,000	Kerrville Health Fac Dev. Corp. 5.00%, 08/15/2020		112,939
400,000	Leander Independent School Dist 0.00%, 08/15/2017(2)		395,860
	Lower Colorado River Auth Rev
120,000	4.00%, 05/15/2020		133,136
100,000	5.00%, 05/15/2020		115,094
265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033		287,809
400,000	Permanent Univ. Fund 5.00%, 07/01/2018		440,544
200,000	Plano Independent School Dist 5.00%, 02/15/2017		209,328
100,000	Tarrant County, TX, Cultural Education Fac 4.50%, 11/15/2021		102,086
75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017		80,618

			2,326,695

	Virginia - 0.6%
90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)		91,257

	Washington - 1.6%
55,000	State of Washington 5.00%, 08/01/2019		62,679
80,000	Washington Health Care Fac Auth 5.00%, 10/01/2039		87,556
100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(4)		101,371

			251,606

	Total Municipal Bonds (cost $14,301,089)		14,441,362

	Total Long-Term Investments (cost $14,301,089)		14,441,362

Short-Term Investments - 9.6%
	Other Investment Pools & Funds - 9.6%
1,533,696	JP Morgan Tax Free Money Market Fund		1,533,696

	Total Short-Term Investments (cost $1,533,696)		1,533,696

	Total Investments (cost $15,834,785)^	99.9%	$15,975,058
	Other Assets and Liabilities	0.1%	13,587

	Total Net Assets	100.0%	$15,988,645

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$145,184
Unrealized Depreciation	(4,911)

Net Unrealized Appreciation	$140,273

(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Security is a zero-coupon bond.

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $179,534 at January 31, 2016.
(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $101,371, which represents 0.6% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Hartford Municipal Short Duration Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$14,441,362	$—	$14,441,362	$—
Short-Term Investments	1,533,696	1,533,696	—	—

Total	$15,975,058	$1,533,696	$14,441,362	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Quality Bond Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 24.3%
	Asset-Backed - Automobile - 2.6%
$ 550,000	AmeriCredit Automobile Receivables Trust 3.41%, 10/08/2020(1)	$555,443
826,000	Capital Auto Receivables Asset Trust 1.72%, 01/22/2019	828,421
115,000	Ford Credit Auto Owner Trust 1.27%, 12/15/2017	115,140
525,000	Santander Drive Auto Receivables Trust 2.74%, 01/15/2021	521,326
202,000	Santander Drive Automotive Receivables Trust 2.36%, 04/15/2020	202,861
200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020(1)	198,932
545,000	World Omni Automotive Receivables Trust 1.06%, 09/16/2019	543,818

		2,965,941

	Asset-Backed - Credit Card - 0.9%
125,000	Bank of America Credit Card Trust 0.72%, 01/15/2020(2)	125,044
995,000	Cabela’s Master Credit Card Trust 0.88%, 07/15/2022(2)	985,868

		1,110,912

	Asset-Backed - Finance & Insurance - 5.8%
850,000	Ally Master Owner Trust 1.72%, 07/15/2019	853,638
500,000	Atrium IX 1.71%, 02/28/2024(1)(2)	493,900
250,000	Carlyle Global Market Strategies Ltd. 2.14%, 04/17/2025(1)(2)	248,000
400,000	Cent CLO Ltd. 1.82%, 11/07/2026(1)(2)	395,720
330,000	CIFC Funding 2012-II Ltd. 3.15%, 12/05/2024(1)(2)	320,298
500,000	Dryden Senior Loan Fund 2.10%, 07/15/2026(1)(2)	496,050
125,000	HSI Asset Securitization Corp. Trust 0.70%, 02/25/2036(2)	107,880
	Madison Park Funding Ltd.
250,000	1.90%, 10/23/2025(1)(2)	246,375
250,000	1.92%, 10/23/2025(1)(2)	246,175
	Magnetite CLO Ltd.
500,000	2.10%, 04/15/2026(1)(2)	494,800
500,000	2.57%, 07/25/2026(1)(2)	483,850
250,000	Race Point CLO Ltd. 1.62%, 02/20/2025(1)(2)	245,650
911,362	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	911,003
	Springleaf Funding Trust
110,000	2.41%, 12/15/2022(1)	109,758
875,000	3.16%, 11/15/2024(1)	867,973
159,375	TAL Advantage LLC 2.83%, 02/22/2038(1)	155,606

		6,676,676

	Asset-Backed - Home Equity - 0.8%
248,290	Argent Securities, Inc. 1.47%, 10/25/2033(2)	242,222
211,629	Asset Backed Securities Corp. Home Equity Loan Trust 0.93%, 08/25/2034(2)	188,090
555,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	554,834

		985,146

The Hartford Quality Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Commercial Mortgage-Backed Securities - 6.4%
$ 187,746	Bear Stearns Commercial Mortgage Securities, Inc. 5.33%, 02/11/2044	$192,521
625,000	Carrington Mortgage Loan Trust 0.91%, 09/25/2035	609,967
	Commercial Mortgage Trust
725,000	3.96%, 03/10/2047	766,746
287,612	5.44%, 03/10/2039	294,463
95,000	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	97,132
	FREMF Mortgage Trust
153,000	3.52%, 11/25/2046(1)(2)	153,592
165,000	4.38%, 06/25/2047(1)(2)	169,221
200,000	4.69%, 10/25/2030(1)(2)	209,910
720,752	4.76%, 01/25/2048(1)(2)	768,690
600,000	5.34%, 02/25/2047(1)(2)	656,030
400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.96%, 04/15/2046	402,866
150,000	JPMBB Commercial Mortgage Securities Trust 3.61%, 05/15/2048	154,167
	LB-UBS Commercial Mortgage Trust
285,650	5.37%, 09/15/2039	288,908
182,716	5.43%, 02/15/2040	186,758
52,369	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	53,501
623,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	628,979
374,629	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	384,771
633,000	WF-RBS Commercial Mortgage Trust 4.10%, 03/15/2047	680,449
675,000	WFRBS Commercial Mortgage Trust 3.61%, 11/15/2047	699,956

		7,398,627

	Whole Loan Collateral CMO - 7.8%
305,870	Ameriquest Mortgage Securities, Inc. 1.70%, 08/25/2033(2)	292,764
	Connecticut Avenue Securities
1,000,000	3.03%, 05/25/2024(2)	855,842
675,000	3.43%, 07/25/2024(2)	592,889
550,000	4.43%, 05/25/2025(2)	505,082
300,000	4.83%, 01/25/2024(2)	292,208
100,000	5.68%, 10/25/2023(2)	102,562
	GSR Mortgage Loan Trust
168,893	2.57%, 04/25/2036(2)	141,918
553,010	3.20%, 01/25/2036(2)	506,842
95,428	IndyMac Index Mortgage Loan Trust 3.00%, 06/25/2036(2)	77,466
	LSTAR Securities Investment Trust
899,874	2.43%, 04/01/2020(1)(2)	886,376
240,555	2.43%, 05/01/2020(1)(2)	235,455
240,844	2.43%, 08/01/2020(1)(2)	235,473
62,875	Morgan Stanley Dean Witter Capital I 1.80%, 03/25/2033(2)	57,464
177,244	MortgageIT Trust 1.07%, 02/25/2035(2)	172,428
650,000	New Residential Advance Receivables Trust 3.20%, 11/15/2047(1)	650,559
217,402	Residential Accredit Loans, Inc. 3.64%, 09/25/2035(2)	179,959
319,510	Residential Asset Mortgage Products, Inc. 0.62%, 03/25/2036(2)	309,526
	Residential Funding Mortgage Securities, Inc.
138,307	2.99%, 09/25/2035(2)	128,672
153,253	5.75%, 01/25/2036	125,002

The Hartford Quality Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 75,766	Sequoia Mortgage Trust 0.89%, 02/20/2035(2)	$71,358
	Springleaf Mortgage Loan Trust
200,447	2.31%, 06/25/2058(1)(2)	200,480
155,172	3.52%, 12/25/2065(1)(2)	156,037
350,000	SPS Servicer Advance Receivables Trust 2.62%, 01/15/2047(1)	349,335
608,443	Thornburg Mortgage Securities Trust 2.29%, 04/25/2045(2)	600,918
	Towd Point Mortgage Trust
1,191,207	2.75%, 04/25/2055(1)(2)	1,185,210
189,214	3.00%, 03/25/2054(1)(2)	189,270

		9,101,095

	Total Asset & Commercial Mortgage Backed Securities (cost $28,330,820)	28,238,397

U.S. Government Agencies - 77.3%
	FHLMC - 34.9%
26,681	0.01%, 11/15/2036(3)	24,027
3,700,000	1.67%, 08/25/2040(2)(4)	193,598
695,000	1.71%, 07/25/2041(2)(4)	66,107
2,250,000	1.81%, 11/25/2040(2)(4)	226,800
265,011	3.00%, 03/15/2033(4)	34,518
389,244	3.00%, 06/01/2035	405,369
596,303	3.00%, 11/01/2035	617,495
699,989	3.00%, 04/01/2043	714,586
1,579,182	3.00%, 12/01/2043	1,612,316
852,928	3.00%, 08/01/2045	869,697
296,905	3.00%, 09/01/2045	302,742
433,325	3.00%, 10/01/2045	441,843
997,723	3.00%, 12/01/2045	1,017,339
1,050,000	3.03%, 12/25/2027(2)	1,040,585
775,000	3.08%, 03/25/2028(2)	766,902
565,000	3.23%, 05/25/2028(2)	561,727
982,682	3.50%, 09/01/2045	1,028,049
7,067,345	3.50%, 12/01/2045	7,393,618
4,600,000	3.50%, 01/01/2046	4,812,365
6,000,000	3.50%, 03/14/2046	6,256,807
573,219	4.00%, 07/15/2027(4)	63,206
2,350,000	4.00%, 02/01/2046(5)	2,508,720
1,000,000	4.00%, 03/14/2046	1,065,118
300,000	4.03%, 04/25/2024(2)	269,109
1,921,834	4.50%, 07/01/2042	2,092,835
2,550,000	4.50%, 02/01/2046(5)	2,766,750
2,400,000	4.50%, 03/14/2046	2,599,031
479,114	5.00%, 07/01/2041	525,812
100,000	5.00%, 02/01/2046(5)	109,720
94,680	5.50%, 08/15/2033	105,327

		40,492,118

	FNMA - 26.1%
188,657	0.01%, 06/25/2036(3)	169,136
357,425	1.84%, 04/25/2055(2)(4)	24,528
335,000	2.00%, 02/25/2043	287,943
50,000	2.44%, 01/01/2023	50,540
251,698	2.48%, 08/01/2022	256,136
73,908	2.50%, 06/25/2028(4)	6,588
420,000	2.50%, 03/25/2043	380,072
4,741	2.66%, 09/01/2022	4,865
100,000	2.68%, 05/01/2025	100,215
472,157	2.71%, 12/01/2027	472,891
25,000	2.76%, 05/01/2021	26,202
4,821	2.78%, 04/01/2022	4,983
1,195,524	2.87%, 10/01/2025	1,217,350
950,000	2.95%, 10/01/2025	970,074
356,865	2.95%, 01/01/2028	363,048
950,000	2.99%, 11/01/2025	967,190

The Hartford Quality Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 198,050	3.00%, 04/25/2028(4)	$21,182
1,150,000	3.00%, 02/01/2031(5)	1,198,421
99,231	3.00%, 12/01/2035	102,795
1,250,000	3.18%, 10/01/2025	1,300,468
4,743	3.20%, 04/01/2022	5,005
25,000	3.21%, 05/01/2023	26,363
15,000	3.34%, 04/01/2024	15,889
990,000	3.38%, 12/01/2029	1,034,472
83,745	3.45%, 01/01/2024	89,559
4,926	3.47%, 01/01/2024	5,253
108,603	3.50%, 05/25/2030(4)	14,988
1,255,000	3.50%, 02/01/2031(5)	1,326,267
698,165	3.50%, 12/01/2045	731,749
598,124	3.50%, 01/01/2046	626,896
1,100,000	3.50%, 02/01/2046(5)	1,152,014
1,500,000	3.50%, 02/01/2046	1,572,156
250,000	3.54%, 02/01/2024	267,852
14,523	3.67%, 08/01/2023	15,687
5,000	3.76%, 03/01/2024	5,421
5,000	3.86%, 12/01/2025	5,464
14,521	3.87%, 10/01/2025	15,856
14,759	3.89%, 05/01/2030	16,584
15,286	3.93%, 10/01/2023	16,718
112,449	3.96%, 05/01/2034	128,497
10,000	3.97%, 05/01/2029	11,029
700,000	4.00%, 02/01/2031(5)	731,840
1,097,932	4.00%, 12/01/2040	1,178,030
256,868	4.00%, 03/01/2041	275,259
68,548	4.00%, 03/25/2042(4)	10,503
594,428	4.00%, 12/01/2045	636,263
3,200,000	4.00%, 02/01/2046(5)	3,418,714
600,000	4.00%, 02/01/2046	642,229
4,100,000	4.00%, 03/01/2046(5)	4,370,938
9,540	4.06%, 10/01/2028	10,636
496,450	4.06%, 03/01/2030	554,612
155,459	4.50%, 07/25/2027(4)	17,996
172,208	4.50%, 08/01/2041	189,599
57,978	4.50%, 09/01/2041	63,142
2,056,618	5.00%, 07/25/2040	2,263,107
93,223	5.46%, 05/25/2042(2)(4)	11,977
800,000	5.50%, 02/11/2046(5)	892,983

		30,276,174

	GNMA - 16.3%
548,176	2.14%, 04/20/2040	476,386
99,332	3.00%, 08/15/2045	102,512
98,084	3.00%, 08/20/2045	101,316
394,176	3.00%, 09/20/2045	407,165
99,489	3.00%, 11/20/2045	102,767
10,000,000	3.00%, 01/20/2046	10,329,530
3,000,000	3.50%, 01/20/2046	3,169,225
60,804	4.00%, 05/16/2042(4)	8,740
86,314	4.00%, 01/20/2044(4)	19,262
200,000	4.00%, 02/01/2046(5)	213,773
106,447	4.50%, 09/20/2041	116,285
64,790	4.50%, 05/20/2044	69,901
375,000	4.50%, 02/01/2046(5)	403,997
75,037	5.00%, 07/15/2039	84,345
631,976	5.00%, 04/20/2041	813,252
68,737	5.00%, 06/15/2041	76,278
324,181	5.00%, 10/16/2041(4)	58,927
67,410	5.00%, 03/15/2044	74,659
600,000	5.00%, 02/01/2046(5)	659,409
792,444	5.50%, 05/20/2038	892,350
200,000	5.50%, 02/01/2046(5)	222,840
45,001	6.00%, 01/15/2039	50,818

The Hartford Quality Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 326,355	6.00%, 09/15/2040		$368,545

			18,822,282

	Total U.S. Government Agencies (cost $88,794,153)		89,590,574

U.S. Government Securities - 1.5%
	U.S. Treasury Securities - 1.5%
	U.S. Treasury Notes - 1.5%
1,650,000	U.S. Treasury Notes 2.25%, 11/15/2025		1,697,116

			1,697,116

	Total U.S. Government Securities (cost $1,656,780)		1,697,116

	Total Long-Term Investments (cost $118,781,753)		119,526,087
Short-Term Investments - 23.6%
	Other Investment Pools & Funds - 23.6%
27,350,825	Fidelity Money Market Class 1		27,350,825

	Total Short-Term Investments (cost $27,350,825)		27,350,825

	Total Investments (cost $146,132,578)^	126.7%	$146,876,912
	Other Assets and Liabilities	(26.7)%	(30,957,595)

	Total Net Assets	100.0%	$115,919,317

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$985,400
Unrealized Depreciation	(241,066)

Net Unrealized Appreciation	$744,334

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $13,454,776, which represents 11.6% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	Securities disclosed are principal-only strip.
(4)	Securities disclosed are interest-only strip.
(5)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 5-Year Note Future	25	03/31/2016	$2,968,181	$3,016,797	$48,616
U.S. Treasury Long Bond Future	14	03/21/2016	2,172,760	2,254,438	81,678
U.S. Treasury Ultra Long Term Bond Future	30	03/21/2016	4,765,574	4,985,625	220,051

Total					$350,345

Short position contracts:
U.S. 10 Year Ultra Future	9	03/21/2016	$1,248,313	$1,256,344	$(8,031)
U.S. Treasury 10-Year Note Future	8	03/21/2016	1,022,984	1,036,625	(13,641)
U.S. Treasury 2-Year Note Future	13	03/31/2016	2,839,008	2,842,125	(3,117)

Total					$(24,789)

Total futures contracts					$325,556

The Hartford Quality Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$2,700,000	03/14/2046	$(2,744,623)	$(16,357)
FNMA, 3.00%	6,815,000	02/01/2046	(6,956,586)	(81,889)
FNMA, 4.50%	530,000	02/01/2046	(576,127)	(3,478)
FNMA, 4.50%	500,000	03/01/2046	(542,490)	(1,787)
GNMA, 4.00%	500,000	02/01/2046	(534,434)	(1,965)
GNMA, 4.00%	200,000	03/22/2046	(213,422)	(641)

Total (proceeds $11,461,565)			$(11,567,682)	$(106,117)

At January 31, 2016, the aggregate market value of these securities represents (10.0)% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The Hartford Quality Bond Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$28,238,397	$—	$28,238,397	$—
U.S. Government Agencies	89,590,574	—	89,590,574	—
U.S. Government Securities	1,697,116	—	1,697,116	—
Short-Term Investments	27,350,825	27,350,825	—	—
Futures Contracts(2)	350,345	350,345	—	—

Total	$147,227,257	$27,701,170	$119,526,087	$—

Liabilities
Futures Contracts(2)	$(24,789)	$(24,789)	$—	$—
TBA Sale Commitments	(11,567,682)	—	(11,567,682)	—

Total	$(11,592,471)	$(24,789)	$(11,567,682)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total

Beginning balance	$104,992	$104,992
Purchases	-	-
Sales	(105,000)	(105,000)
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	8	8
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Ending balance	$-	$-

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Real Total Return Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 44.2%
	Automobiles & Components - 2.5%
915	Cooper-Standard Holding, Inc.*	$63,373
834	Drew Industries, Inc.	47,872
17,005	Fiat Chrysler Automobiles N.V.	119,061
6,140	Fuji Heavy Industries Ltd.	251,267
12,725	HI-LEX Corp.	351,416
20,185	Isuzu Motors Ltd.	204,533
24,480	Nissin Kogyo Co., Ltd.	342,416
31,425	Tachi-S Co., Ltd.	482,022
13,907	Tokai Rika Co., Ltd.	342,107
12,717	Toyota Industries Corp.	638,269
10,150	TS Tech Co., Ltd.	251,791
802	Visteon Corp.	53,638

		3,147,765

	Banks - 4.6%
2,387	Alpha Bank A.E.*	4,841
33,311	Bank of America Corp.	471,017
1,567	Bank of the Ozarks, Inc.	69,481
23,094	BNP Paribas S.A.	1,094,004
3,852	Citigroup, Inc.	164,018
899	Eagle Bancorp, Inc.*	42,469
2,946	Home BancShares, Inc.	114,040
26,940	Japan Post Bank Co., Ltd.*	327,557
4,887	Meridian Bancorp, Inc.	68,662
309,340	Mitsubishi UFJ Financial Group, Inc.	1,586,263
994	Pinnacle Financial Partners, Inc.	49,551
836	Piraeus Bank S.A.*	168
68,040	San-In Godo Bank Ltd.	491,277
470	Signature Bank*	65,490
28,693	Societe Generale S.A.	1,094,569
8,005	Sumitomo Mitsui Financial Group, Inc.	268,557
2,226	Synovus Financial Corp.	67,960

		5,979,924

	Capital Goods - 4.7%
1,065	A.O. Smith Corp.	74,390
238	Acuity Brands, Inc.	48,178
1,007	American Woodmark Corp.*	69,483
1,586	AZZ, Inc.	81,647
21,241	Builders FirstSource, Inc.*	170,565
12,336	Capstone Turbine Corp.*	17,394
1,041	Danaher Corp.	90,203
136,040	Ellaktor S.A.*	175,542
2,648	Fortune Brands Home & Security, Inc.	128,666
60	Generac Holdings, Inc.*	1,705
40,960	Hazama Ando Corp.	199,609
878	Honeywell International, Inc.	90,610
18,365	Inaba Denki Sangyo Co., Ltd.	572,790
17,140	ITOCHU Corp.	201,445
20,870	JGC Corp.	331,060
44,080	Kinden Corp.	546,639
25,710	Kuroda Electric Co., Ltd.	415,425
671	Lennox International, Inc.	80,399
452	Lockheed Martin Corp.	95,372
30,520	Namura Shipbuilding Co., Ltd.	222,943
21,480	Nippo Corp.	319,061
1,011	Northrop Grumman Corp.	187,096
1,437	Orbital ATK, Inc.	129,661
665	Raytheon Co.	85,280
18,150	Star Micronics Co., Ltd.	198,602
20,000	Taihei Dengyo Kaisha Ltd.	208,420
4,610	Taikisha Ltd.	98,726
52,365	Takuma Co., Ltd.	405,689
12,300	Toshiba Machine Co., Ltd.	37,623

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

26,000	Ushio, Inc.	$338,014
43,540	Yamazen Corp.	363,009

		5,985,246

	Commercial & Professional Services - 1.1%
18,555	Aeon Delight Co., Ltd.	611,779
3,128	Clean Harbors, Inc.*	138,602
1,425	FTI Consulting, Inc.*	48,293
14,624	Heidrick & Struggles International, Inc.	385,489
1,022	Nielsen Holdings plc	49,219
5,550	Recruit Holdings Co., Ltd.	175,214

		1,408,596

	Consumer Durables & Apparel - 2.6%
9,130	Bandai Namco Holdings, Inc.	207,704
2,815	Deckers Outdoor Corp.*	139,230
17,150	Funai Electric Co., Ltd.	123,256
7,155	Kate Spade & Co.*	127,431
1,700	Newell Rubbermaid, Inc.	65,926
1,809	NIKE, Inc. Class B	112,176
141,217	PanaHome Corp.	1,028,660
2,895	PulteGroup, Inc.	48,520
5,265	Sankyo Co., Ltd.	201,354
55,153	Sekisui House Ltd.	868,162
16,100	Yondoshi Holdings, Inc.	364,372

		3,286,791

	Consumer Services - 1.0%
1,908	Carnival Corp.	91,832
278	Chipotle Mexican Grill, Inc.*	125,926
634	Domino’s Pizza, Inc.	72,232
3,410	HIS Co., Ltd.	101,215
4,889	Las Vegas Sands Corp.	220,494
10,982	LifeLock, Inc.*	131,564
853	McDonald’s Corp.	105,584
947	Royal Caribbean Cruises Ltd.	77,616
4,056	Ruth’s Hospitality Group, Inc.	65,910
2,121	Six Flags Entertainment Corp.	106,623
2,040	Starbucks Corp.	123,971
738	Vail Resorts, Inc.	92,250

		1,315,217

	Diversified Financials - 1.7%
50,350	Aizawa Securities Co., Ltd.	286,982
90,409	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	443,124
396	Intercontinental Exchange, Inc.	104,465
22,240	Kyokuto Securities Co., Ltd.	254,995
20,147	LendingClub Corp. PIPE*	148,685
1,525	MarketAxess Holdings, Inc.	177,251
1,629	Markit, Ltd.*	46,198
2,032	MSCI, Inc.	139,883
1,570	Nasdaq, Inc.	97,340
6,350	OneMain Holdings, Inc.*	167,830
1,880	Raymond James Financial, Inc.	82,363
11,610	Santander Consumer USA Holdings, Inc.*	121,325
48,610	Uranium Participation Corp.*	175,925

		2,246,366

	Energy - 2.3%
45,513	Cobalt International Energy, Inc.*	172,494
12,781	Golar LNG Ltd.	237,982
58,879	Japan Petroleum Exploration Co., Ltd.	1,529,421
59,178	Karoon Gas Australia Ltd.*	68,119
29,600	Motor Oil Hellas Corinth Refineries S.A.	318,929
3,435	Pioneer Natural Resources Co.	425,768
6,207	Rice Energy, Inc.*	72,436
12,077	Southwestern Energy Co.*	107,365

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,210	Valero Energy Corp.	$82,123

		3,014,637

	Food & Staples Retailing - 0.1%
3,845	Kroger Co.	149,224

	Food, Beverage & Tobacco - 1.4%
4,410	Altria Group, Inc.	269,495
5,210	Asahi Group Holdings Ltd.	167,224
1,428	Cal-Maine Foods, Inc.	72,071
533	Constellation Brands, Inc. Class A	81,272
1,085	Dr Pepper Snapple Group, Inc.	101,816
564	J&J Snack Foods Corp.	60,901
5,580	Japan Tobacco, Inc.	218,534
3,262	Mondelez International, Inc. Class A	140,592
3,213	Monster Beverage Corp.*	433,851
2,310	Post Holdings, Inc.*	135,135
1,626	Reynolds American, Inc.	81,219
1,700	Tyson Foods, Inc. Class A	90,712

		1,852,822

	Health Care Equipment & Services - 0.8%
633	ABIOMED, Inc.*	54,014
2,244	Cantel Medical Corp.	133,226
195,770	CareView Communications, Inc.*	58,731
78,415	Corindus Vascular Robotics, Inc.*	157,614
909	DexCom, Inc.*	64,794
840	Edwards Lifesciences Corp.*	65,696
4,215	Envision Healthcare Holdings, Inc.*	93,151
5,935	Paramount Bed Holdings Co., Ltd.	204,667
2,750	PharMerica Corp.*	81,648
585	Teleflex, Inc.	79,379

		992,920

	Household & Personal Products - 0.1%
11,741	Avon Products, Inc.	39,802
915	Clorox Co.	118,081

		157,883

	Insurance - 1.8%
941	American Financial Group, Inc.	66,792
1,988	American International Group, Inc.	112,282
1,855	AMERISAFE, Inc.	94,624
88	Markel Corp.*	73,960
11,850	MS&AD Insurance Group Holdings, Inc.	321,858
1,128	Navigators Group, Inc.*	98,824
1,666	RLI Corp.	98,794
43,710	Sony Financial Holdings, Inc.	723,274
31,840	T&D Holdings, Inc.	364,338
8,290	Tokio Marine Holdings, Inc.	296,613

		2,251,359

	Materials - 1.3%
8,270	Fujimi, Inc.	105,663
3,130	International Paper Co.	107,077
11,812	Louisiana-Pacific Corp.*	185,685
5,005	Methanex Corp.	132,733
9,915	Norbord, Inc.	173,118
15,290	Tenma Corp.	281,536
6,590	Tokyo Ohka Kogyo Co., Ltd.	205,931
2,025	WestRock Co.	71,442
16,980	Yamato Kogyo Co., Ltd.	402,017

		1,665,202

	Media - 0.8%
5,110	Daiichikosho Co., Ltd.	205,990
2,635	DISH Network Corp. Class A*	127,192
23,130	Nippon Television Holdings, Inc.	429,758

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

14,755	TV Asahi Holdings Corp.	$268,707

		1,031,647

	Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
8,610	Alder Biopharmaceuticals, Inc.*	208,190
1,190	Allergan plc*	338,472
4,155	Eisai Co., Ltd.	251,146
1,600	Eli Lilly & Co.	126,560
2,645	Incyte Corp.*	186,631
5,025	Merck & Co., Inc.	254,617
2,171	Novo Nordisk AS ADR	121,294
10,640	Portola Pharmaceuticals, Inc.*	351,439
260	Regeneron Pharmaceuticals, Inc.*	109,223
113,148	TherapeuticsMD, Inc.*	809,008
1,050	Vertex Pharmaceuticals, Inc.*	95,287

		2,851,867

	Real Estate - 4.0%
609	AvalonBay Communities, Inc. REIT	104,437
2,501	CyrusOne, Inc. REIT	92,162
4,125	Daito Trust Construction Co., Ltd.	524,436
270	Equinix, Inc. REIT	83,854
489	Essex Property Trust, Inc. REIT	104,211
319	GLP J-REIT	310,653
24,046	Grand City Properties S.A.	498,194
134,497	Grivalia Properties REIC A.E. REIT	1,034,475
550,223	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	434,719
740	Realogy Holdings Corp. REIT*	24,272
534	Simon Property Group, Inc. REIT	99,474
9,660	Sumitomo Real Estate Sales Co., Ltd. REIT	203,662
53,696	Vonovia SE	1,636,587

		5,151,136

	Retailing - 2.2%
1,135	Advance Auto Parts, Inc.	172,577
1,115	Amazon.com, Inc.*	654,505
997	Core-Mark Holding Co., Inc.	81,046
2,770	Ctrip.com International Ltd. ADR*	118,224
3,015	DSW, Inc. Class A	72,390
1,566	Expedia, Inc.	158,229
954	Home Depot, Inc.	119,975
1,305	L Brands, Inc.	125,476
1,287	Lowe’s Cos., Inc.	92,226
1,630	Nordstrom, Inc.	80,033
533	O’Reilly Automotive, Inc.*	139,060
16,815	Pal Co., Ltd.	348,405
6,080	Party City Holdco, Inc.*	58,550
1,681	Ross Stores, Inc.	94,573
1,365	Shimamura Co., Ltd.	152,690
1,451	Signet Jewelers Ltd.	168,316
1,575	TripAdvisor, Inc.*	105,147
402	Ulta Salon Cosmetics & Fragrance, Inc.*	72,830
1,445	Williams-Sonoma, Inc.	74,649

		2,888,901

	Semiconductors & Semiconductor Equipment - 1.0%
2,933	CEVA, Inc.*	67,899
7,050	Cypress Semiconductor Corp.*	55,413
48,160	Sumco Corp.	325,241
19,657	SunEdison Semiconductor Ltd.*	121,873
40,258	SunEdison, Inc.*	126,008
17,187	SunPower Corp.*	437,237
5,860	Tokyo Seimitsu Co., Ltd.	125,709

		1,259,380

	Software & Services - 4.4%
263	Alphabet, Inc. Class A*	200,235
609	Alphabet, Inc. Class C*	452,457

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

2,059	Broadridge Financial Solutions, Inc.	$110,280
17,560	Dena Co., Ltd.	254,148
723	Electronic Arts, Inc.*	46,666
3,877	Enernoc, Inc.*	20,354
5,777	Envestnet, Inc.*	135,471
1,185	EPAM Systems, Inc.*	88,756
1,040	Euronet Worldwide, Inc.*	82,961
1,982	Facebook, Inc. Class A*	222,400
1,186	Fiserv, Inc.*	112,148
1,573	Fleetmatics Group plc*	68,284
2,835	Genpact Ltd.*	67,813
1,756	Global Payments, Inc.	103,516
13,878	Gogo, Inc.*	201,925
834	Jack Henry & Associates, Inc.	67,704
1,107	Luxoft Holding, Inc.*	83,114
1,246	Mastercard, Inc. Class A	110,931
4,321	Microsoft Corp.	238,044
7,010	Mobileye N.V.*	190,181
11,945	Monster Worldwide, Inc.*	59,606
3,891	Nintendo Co., Ltd.	545,572
31,022	NSD Co., Ltd.	451,003
2,165	Paychex, Inc.	103,617
43,052	Quotient Technology, Inc.*	261,326
953	Salesforce.com, Inc.*	64,861
709	ServiceNow, Inc.*	44,107
1,216	SS&C Technologies Holdings, Inc.	78,177
17,300	Tencent Holdings Ltd.	325,010
1,650	Total System Services, Inc.	66,264
426	Tyler Technologies, Inc.*	66,908
1,028	VeriSign, Inc.*	77,717
2,023	Visa, Inc. Class A	150,693
10,447	Wellnet Corp.	286,736
1,430	Workday, Inc. Class A*	90,104
8,615	Zillow Group, Inc. Class C*	176,607

		5,705,696

	Technology Hardware & Equipment - 1.9%
28,375	Amano Corp.	374,358
4,310	Canon, Inc.	120,432
2,985	CDW Corp. of Delaware	114,773
916	Harris Corp.	79,665
4,680	Hitachi High-Technologies Corp.	132,800
59,510	Hosiden Corp.	283,370
16,850	Japan Digital Laboratory Co., Ltd.	224,245
890	Littelfuse, Inc.	90,691
27,890	Melco Holdings, Inc.	488,380
26,440	Nichicon Corp.	181,342
18,285	Nippon Ceramic Co., Ltd.	278,744
123,323	ParkerVision, Inc.*	33,445
214	Stratasys Ltd.*	3,488

		2,405,733

	Telecommunication Services - 0.6%
6,202	8x8, Inc.*	77,897
7,050	KDDI Corp.	178,524
8,735	Nippon Telegraph & Telephone Corp.	371,872
1,880	SoftBank Group Corp.	82,787

		711,080

	Transportation - 0.7%
1,994	Delta Air Lines, Inc.	88,314
4,030	Japan Airlines Co., Ltd.	151,259
2,146	Macquarie Infrastructure Corp.	143,911
5,970	Swift Transportation Co.*	97,371
17,686	XPO Logistics, Inc.*	404,125

		884,980

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Utilities - 0.4%
1,373	American Water Works Co., Inc.	$89,121
1,211	Atmos Energy Corp.	83,825
1,142	Laclede Group, Inc.	73,020
816	NextEra Energy, Inc.	91,155
1,339	ONE Gas, Inc.	75,734
4,785	Pattern Energy Group, Inc.	90,676

		503,531

	Total Common Stocks (cost $60,868,456)	56,847,903

Corporate Bonds - 0.7%
	Commercial Banks - 0.3%
$ 350,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	361,375

	Telecommunications - 0.4%
225,000	Alcatel-Lucent USA, Inc. 4.63%, 07/01/2017(1)	234,563
356,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	367,125

		601,688

	Total Corporate Bonds (cost $954,714)	963,063

Foreign Government Obligations - 12.8%
	Australia - 2.8%
AUD 4,298,030	Australia Government Bond 2.00%, 08/21/2035(2)(3)	3,582,017

	Brazil - 0.4%
BRL 2,241,664	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2022(2)	530,202

	Mexico - 9.6%
MXN 200,952,638	Mexican Udibonos 4.50%, 11/22/2035(2)	12,331,491

	Total Foreign Government Obligations (cost $19,220,686)	16,443,710

U.S. Government Securities - 4.2%
	U.S. Treasury Securities - 4.2%
	U.S. Treasury Bonds - 4.2%
$ 4,129,480	0.63%, 02/15/2043(2)	3,613,242
1,756,775	1.38%, 02/15/2044(2)	1,840,518

		5,453,760

	Total U.S. Government Securities (cost $5,240,842)	5,453,760

Convertible Bonds - 0.5%
	Oil & Gas - 0.5%
1,491,000	Cobalt International Energy, Inc. 3.13%, 05/15/2024	630,879

Exchange Traded Funds - 6.8%
	Other Investment Pools & Funds - 6.8%
57,200	Health Care Select Sector SPDR Fund	3,802,084
258,063	PowerShares DB Oil Fund*	2,064,504
31,520	SPDR S&P Regional Banking ETF	1,155,523
30,800	TOPIX Exchange Traded Fund	381,270
29,800	Utilities Select Sector SPDR Fund	1,353,516

	Total Exchange Traded Funds (cost $9,789,091)	8,756,897

Warrants - 0.0%
Banks - 0.0%
1,261,868	Alpha Bank A.E., Expires 12/10/17*	2,734
2,806,269	Piraeus Bank S.A., Expires 01/02/18*	3,040

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Warrants (cost $1,516,615)		$5,774

	Total Long-Term Investments (cost $99,012,966)		89,101,986
Short-Term Investments - 16.6%
	Other Investment Pools & Funds - 16.6%
21,423,194	Fidelity Money Market Class 1		$21,423,194

	Total Short-Term Investments (cost $21,423,194)		21,423,194

	Total Investments Excluding Purchased Options (cost $120,436,160)	85.8%	$110,525,180
	Total Purchased Options (cost $2,872,431)	0.7%	$876,662

	Total Investments (cost $123,308,591)^	86.5%	$111,401,842
	Other Assets and Liabilities	13.5%	17,356,594

	Total Net Assets	100.0%	$128,758,436

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,113,289
Unrealized Depreciation	(15,020,038)

Net Unrealized Depreciation	$(11,906,749)

*	Non-income producing.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $595,938, which represents 0.5% of total net assets.
(2)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(3)	This security was sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell this security in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell this security outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, this holding is determined to be liquid. At January 31, 2016, the aggregate value of this security was $3,582,017, which represents 2.8% of total net assets.

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	MSC	29.00 USD	04/20/16	USD	178	$30,260	$28,398	$1,862
Euro STOXX 50 Index Option	GSC	3,550.00 EUR	12/16/16	EUR	3,232	172,319	956,214	(783,895)
FTSE/MIB Index Option	GSC	23,000.00 EUR	12/16/16	EUR	23	7,287	59,335	(52,048)
FTSE/MIB Index Option	JPM	23,000.00 EUR	12/16/16	EUR	87	27,564	166,416	(138,852)
FTSE/MIB Index Option	GSC	24,000.00 EUR	12/16/16	EUR	107	20,665	222,480	(201,815)
FTSE/MIB Index Option	MSC	24,000.00 EUR	12/16/16	EUR	392	75,706	801,390	(725,684)
GBP Call/USD Put	MSC	1.43 GBP per USD	03/31/16	GBP	3,602,355	70,450	74,428	(3,978)
NIKKEI 225 Index Option	MSC	18,000.00 JPY	04/08/16	JPY	44,456	187,779	157,270	30,509
S&P 500 Index Option	MSC	2,025.00 USD	02/19/16	USD	6	1,500	4,818	(3,318)
S&P 500 Index Option	MSC	1,925.00 USD	02/19/16	USD	13	48,100	34,815	13,285
S&P 500 Index Option	MSC	1,975.00 USD	02/19/16	USD	14	18,550	16,843	1,707

Total Calls					3,650,863	$660,180	$2,522,407	$(1,862,227)

Puts
AUD Put/JPY Call	MSC	80.00 AUD per JPY	03/31/16	AUD	4,184,616	$23,803	$25,915	$(2,112)
Brazil Bovespa IBOV Put	CSFB	40,654.40 BRL	12/14/16	BRL	254	167,208	109,938	57,270
S&P 500 Index Option	MSC	1,475.00 USD	04/15/16	USD	19	8,740	10,508	(1,768)
USD Put/NOK Call	GSC	7.33 USD per NOK	04/11/16	USD	10,747,180	956	40,946	(39,990)

Total Puts					14,932,069	$200,707	$187,307	$13,400

Total purchased option contracts					18,582,932	$860,887	$2,709,714	$(1,848,827)

Written option contracts:
Calls
FTSE/MIB Index Option	JPM	30,000.00 EUR	12/16/16	EUR	(87)	$(689)	$(25,139)	$24,450
FTSE/MIB Index Option	GSC	30,000.00 EUR	12/16/16	EUR	(23)	(182)	(8,392)	8,210
GBP Call/USD Put	MSC	1.43 GBP per USD	02/04/16	GBP	(3,601,327)	(23,979)	(26,427)	2,448
NIKKEI 225 Index Option	MSC	20,000.00 JPY	04/08/16	JPY	(44,456)	(27,700)	(25,032)	(2,668)

Total Calls					(3,645,893)	$(52,550)	$(84,990)	$32,440

Puts
Amazon.com, Inc. Option	MSC	550.00 USD	02/19/16	USD	(5)	$(3,250)	$(9,161)	$5,911
First Solar, Inc. Option	MSC	61.00 USD	02/19/16	USD	(119)	(10,591)	(15,822)	5,231
S&P 500 Index Option	MSC	1,800.00 USD	03/18/16	USD	(13)	(24,051)	(23,751)	(300)
S&P 500 Index Option	MSC	1,800.00 USD	04/15/16	USD	(19)	(57,190)	(58,367)	1,177
S&P 500 Index Option	MSC	1,800.00 USD	12/16/16	USD	(13)	(139,230)	(115,400)	(23,830)

Total Puts					(169)	$(234,312)	$(222,501)	$(11,811)

Total written option contracts					(3,646,062)	$(286,862)	$(307,491)	$20,629

Exchange Traded Option Contracts Outstanding at January 31, 2016
Description		Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Russell 2000 Index Option		1,500.00 USD	12/16/16	USD	21	$840	$53,799	$(52,959)
S&P 500 Index Option		2,200.00 USD	03/18/16	USD	25	375	36,984	(36,609)
S&P 500 Index Option		2,600.00 USD	12/16/16	USD	61	1,068	54,336	(53,268)
SPDR S&P 500 ETF Trust Index Option		202.00 USD	02/19/16	USD	10	370	995	(625)
SPDR S&P 500 ETF Trust Index Option		192.00 USD	02/19/16	USD	20	8,440	6,161	2,279
SPDR S&P 500 ETF Trust Index Option		197.00 USD	02/19/16	USD	21	3,402	3,011	391
SPDR S&P 500 ETF Trust Index Option		220.00 USD	03/18/16	USD	38	76	5,805	(5,729)

Total Calls					196	$14,571	$161,091	$(146,520)

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Puts
SPDR S&P 500 ETF Trust Index Option	147.00 USD	04/15/16	USD	29	$1,204	$1,626	$(422)

Total purchased option contracts				225	$15,775	$162,717	$(146,942)

Written option contracts:
Calls
Ishares MSCI Brazil Capped ETF Option	24.00 USD	06/17/16	USD	(208)	$(8,112)	$(12,783)	$4,671
Russell 2000 Index Option	1,250.00 USD	12/16/16	USD	(21)	(19,215)	(221,421)	202,206
S&P 500 Index Option	2,100.00 USD	12/16/16	USD	(62)	(282,347)	(979,571)	697,224
S&P 500 Index Option	2,075.00 USD	12/16/16	USD	(60)	(297,300)	(872,818)	575,518

Total Calls				(351)	$(606,974)	$(2,086,593)	$1,479,619

Puts
SPDR S&P 500 ETF Trust Index Option	180.00 USD	03/18/16	USD	(19)	$(3,705)	$(3,704)	$(1)
SPDR S&P 500 ETF Trust Index Option	180.00 USD	04/15/16	USD	(29)	(9,105)	(8,843)	(262)
SPDR S&P 500 ETF Trust Index Option	180.00 USD	12/16/16	USD	(19)	(19,247)	(16,966)	(2,281)

Total Puts				(67)	$(32,057)	$(29,513)	$(2,544)

Total written option contracts				(418)	$(639,031)	$(2,116,106)	$1,477,075

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Australian 10-Year Bond Future	78	03/15/2016	$7,010,470	$7,144,164	$133,694
Australian Dollar Future	94	03/14/2016	6,695,057	6,629,820	(65,237)
British Pound Future	29	03/14/2016	2,596,292	2,581,363	(14,929)
CBOE VIX Future	4	03/16/2016	91,522	85,300	(6,222)
Canadian Dollar Future	112	03/15/2016	8,178,205	7,993,440	(184,765)
Euro STOXX 50 Future	568	03/18/2016	19,035,591	18,631,727	(403,864)
Euro-Bund Future	77	03/08/2016	13,266,087	13,625,698	359,611
FTSE/MIB Index Future	102	03/18/2016	11,515,676	10,278,397	(1,237,279)
KOSPI 200 Index Future	26	03/10/2016	2,576,662	2,518,892	(57,770)
Long Gilt Future	15	03/29/2016	2,569,004	2,571,658	2,654
NIKKEI 225 Index Future	84	03/10/2016	12,291,398	12,239,376	(52,022)
U.S. Treasury Long Bond Future	19	03/21/2016	3,063,189	3,059,594	(3,595)
U.S. Treasury Ultra Long Term Bond Future	171	03/21/2016	27,314,601	28,418,062	1,103,461
Yen Denominated NIKKEI 225 Future	32	03/10/2016	2,486,387	2,359,063	(127,324)

Total					$(553,587)

Short position contracts:
BIST 30 Index Future	1,458	02/29/2016	$4,521,799	$4,475,472	$46,327
CAC40 Index Future	24	02/19/2016	1,153,608	1,146,825	6,783
Canadian Government 10-Year Bond Future	103	03/21/2016	10,289,456	10,502,191	(212,735)
DAX Index Future	9	03/18/2016	2,364,300	2,377,953	(13,653)
Euro FX Future	68	03/14/2016	9,382,055	9,212,725	169,330
FTSE 100 Index Future	84	03/18/2016	7,184,498	7,189,871	(5,373)
FTSE China A50 Index Future	70	02/26/2016	610,727	616,175	(5,448)
FTSE/JSE TOp 40 Future Index	300	03/17/2016	8,593,272	8,356,998	236,274
HSCEI Index Future	20	02/26/2016	1,027,702	1,065,308	(37,606)
Hang Seng Index Future	2	02/26/2016	246,882	253,481	(6,599)
IBEX 35 Index Future	103	02/19/2016	9,979,667	9,783,887	195,780
Japan 10-Year Bond Future	10	03/14/2016	12,295,259	12,424,730	(129,471)
Japanese Yen Future	65	03/14/2016	6,794,731	6,714,094	80,637
Russell 2000 Mini Index Future	70	03/18/2016	7,397,403	7,219,800	177,603
S&P 500 (E-Mini) Future	27	03/18/2016	2,556,734	2,605,635	(48,901)
S+P/TSX 60 Index Future	26	03/17/2016	2,850,369	2,794,318	56,051
SPI 200 Future	75	03/17/2016	6,558,655	6,588,712	(30,057)
Swiss Franc Future	35	03/14/2016	4,454,294	4,276,125	178,169
TOPIX Index Future	152	03/10/2016	19,625,103	18,066,989	1,558,114
U.S. Treasury 10-Year Note Future	100	03/21/2016	12,691,024	12,957,812	(266,788)

Total					$1,948,437

Total futures contracts					$1,394,850

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
AllState Corp.	GSC	USD	495,000	(1.00%)	12/20/20	$—	$(19,315)	$(18,760)	$555
AllState Corp.	GSC	USD	235,000	(1.00%)	12/20/20	—	(8,536)	(8,909)	(373)
AllState Corp.	GSC	USD	235,000	(1.00%)	12/20/20	—	(8,518)	(8,907)	(389)
AllState Corp.	GSC	USD	715,000	(1.00%)	12/20/20	—	(26,426)	(27,104)	(678)

Total						$—	$(62,795)	$(63,680)	$(885)

Total traded indices						$—	$(62,795)	$(63,680)	$(885)

Total OTC contracts						$—	$(62,795)	$(63,680)	$(885)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016
Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,140,000	12/16/25	$—	$—	$28,183	$28,183
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,145,000	12/16/25	—	—	26,202	26,202
GSC	6M CHF LIBOR	0.72% Fixed	CHF	1,145,000	12/16/25	—	—	1,071	1,071
GSC	6M CHF LIBOR	0.72% Fixed	CHF	1,140,000	12/16/25	—	—	1,066	1,066
JPM	6M CHF LIBOR	0.11% Fixed	CHF	4,400,000	03/16/26	—	—	46,259	46,259

Total						$—	$—	$102,781	$102,781

OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

1M USD LIBOR	DEUT	USD	4,566,060	1M LIBOR	01/31/17	$—	$—	$—	$0
BMF Ibovespa Volatility Index	BOA	BRL	10,095,832	Bovespa Index	02/17/16	—	—	294,493	294,493
BMF Ibovespa Volatility Index	BOA	BRL	5,105,040	Bovespa Index	02/17/16	—	—	100,721	100,721
BMF Ibovespa Volatility Index	GSC	BRL	2,075,573	Bovespa Index	02/17/16	—	—	2,059	2,059
BMF Ibovespa Volatility Index	GSC	BRL	1,018,837	Bovespa Index	02/17/16	—	—	(8,775)	(8,775)
BMF Ibovespa Volatility Index	GSC	BRL	1,118,967	Bovespa Index	02/17/16	—	—	(14,145)	(14,145)

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

BMF Ibovespa Volatility Index	GSC	BRL	7,982,457	Bovespa Index	02/17/16	$—	$—	$(162,936)	$(162,936)
Consumer Staples SPDR	GSC	USD	279,754	1M LIBOR - 0.26%	09/15/16	—	—	(14,248)	(14,248)
Dow Jones Wilshire REIT Total Return Index	BOA	USD	1,986,967	1M LIBOR + 0.15%	08/31/16	—	—	(19)	(19)
Financials Select Sector NTR	BOA	USD	3,397,699	(1M LIBOR + 0.30%)	09/30/16	—	—	—	0
Financials Select Sector SPDR	BOA	USD	551,325	1M LIBOR + 0.05%	11/30/16	—	—	(254)	(254)
Industrial Select Sector SPDR	BOA	USD	3,662	1M LIBOR + 0.05%	03/03/16	—	—	162	162
Industrial Select Sector SPDR	BOA	USD	2,683,113	1M LIBOR + 0.05%	04/29/16	—	—	—	0
Industrial Select Sector SPDR	BOA	USD	348,280	1M LIBOR - 0.05%	04/29/16	—	—	—	0
Industrial Select Sector SPDR	BOA	USD	678,614	1M LIBOR + 0.05%	06/13/16	—	—	—	0
Industrial Select Sector SPDR	BOA	USD	289,242	1M LIBOR - 0.05%	12/30/16	—	—	—	0
Industrial Select Sector SPDR	BOA	USD	296,641	1M LIBOR - 0.25%	01/31/17	—	—	—	0
iPath S&P 500 VIX	DEUT	USD	657,670	1M LIBOR - 2.65%	07/13/16	—	—	28,186	28,186
iPath S&P 500 VIX	DEUT	USD	467,939	1M LIBOR - 2.65%	07/13/16	—	—	20,055	20,055
iPath S&P 500 VIX	DEUT	USD	284,533	1M LIBOR - 2.65%	07/13/16	—	—	12,194	12,194
iPath S&P 500 VIX	DEUT	USD	72,853	1M LIBOR - 2.65%	07/13/16	—	—	3,122	3,122
iPath S&P 500 VIX	DEUT	USD	2,747	1M LIBOR - 2.65%	07/13/16	—	—	118	118
iPath S&P 500 VIX	DEUT	USD	435,532	1M LIBOR - 2.65%	09/13/16	—	—	18,666	18,666
iPath S&P 500 VIX	DEUT	USD	143,161	1M LIBOR - 2.65%	09/13/16	—	—	6,136	6,136
iPath S&P 500 VIX	DEUT	USD	520,607	1M LIBOR - 2.65%	10/13/16	—	—	22,312	22,312
iPath S&P 500 VIX	DEUT	USD	307,188	1M LIBOR - 2.65%	10/13/16	—	—	13,165	13,165
iPath S&P 500 VIX	DEUT	USD	149,461	1M LIBOR - 2.65%	10/13/16	—	—	6,405	6,405
iPath S&P 500 VIX	MSC	USD	55,503	1M LIBOR - 2.87%	11/23/16	—	—	4,465	4,465
iPath S&P 500 VIX	MSC	USD	147,334	1M LIBOR - 2.87%	11/25/16	—	—	11,852	11,852
iPath S&P 500 VIX	MSC	USD	181,822	1M LIBOR - 2.87%	11/30/16	—	—	151	151
iPath S&P 500 VIX	MSC	USD	94,460	1M LIBOR - 2.87%	11/30/16	—	—	78	78
iPath S&P 500 VIX	MSC	USD	102,357	1M LIBOR - 2.87%	12/02/16	—	—	(13,226)	(13,226)
iPath S&P 500 VIX	MSC	USD	81,686	1M LIBOR - 2.87%	12/04/16	—	—	(13,588)	(13,588)
iPath S&P 500 VIX	MSC	USD	507,383	1M LIBOR - 2.87%	12/15/16	—	—	49,200	49,200
iPath S&P 500 VIX	MSC	USD	1,274,861	1M LIBOR - 2.87%	12/16/16	—	—	124,481	124,481
iPath S&P 500 VIX	MSC	USD	215,802	1M LIBOR - 2.87%	12/28/16	—	—	8,756	8,756
iPath S&P 500 VIX	DUB	USD	199,772	1M LIBOR - 2.65%	01/12/17	—	—	(7,202)	(7,202)
iShares Nasdaq Biotechnology	BOA	USD	289,276	1M LIBOR - 0.85%	01/31/17	—	—	6,471	6,471
iShares Nasdaq Biotechnology	BOA	USD	298,721	1M LIBOR - 0.85%	01/31/17	—	—	(4,381)	(4,381)

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

iShares Philadelphia Semiconductors	BOA	USD	289,698	1M LIBOR - 0.50%	01/31/17	$—	$—	$(12,863)	$(12,863)
iShares Transportation	GSC	USD	25,031	1M LIBOR - 0.70%	10/22/16	—	—	(466)	(466)
iShares Transportation	BOA	USD	264,992	1M LIBOR - 0.45%	12/30/16	—	—	—	0
iShares Transportation	BOA	USD	308,806	1M LIBOR - 0.45%	01/31/17	—	—	—	0
iShares U.S. Home Construction	BOA	USD	289,917	1M LIBOR - 0.40%	01/31/17	—	—	(9,196)	(9,196)
iShares US Real Estate ETF	BOA	USD	296,367	1M LIBOR - 0.30%	08/12/16	—	—	2,247	2,247
iShares US Real Estate ETF	BOA	USD	293,669	1M LIBOR - 0.30%	01/31/17	—	—	(163)	(163)
iShares US Telecommunications ETF	BOA	USD	285,215	1M LIBOR - 0.30%	08/12/16	—	—	(7,803)	(7,803)
iShares US Telecommunications ETF	BOA	USD	313,443	1M LIBOR - 0.50%	01/31/17	—	—	—	0
Materials Select Sector SPDR Fund	BOA	USD	3,469,291	1M LIBOR - 0.20%	11/30/16	—	—	(895)	(895)
Materials Select Sector SPDR Fund	BOA	USD	1,938	1M LIBOR - 0.20%	12/30/16	—	—	1	1
Materials Select Sector SPDR Fund	BOA	USD	274,808	1M LIBOR - 0.50%	12/30/16	—	—	(71)	(71)
Materials Select Sector SPDR Fund	BOA	USD	317,561	1M LIBOR - 0.20%	01/31/17	—	—	(82)	(82)
PowerShares S&P 500 Low Volitility	BOA	USD	300,669	1M LIBOR - 0.64%	12/30/16	—	—	—	0
PowerShares S&P 500 Low Volitility	BOA	USD	299,761	1M LIBOR - 0.55%	01/31/17	—	—	—	0
S&P 500 High Beta Index	DEUT	USD	7,680,347	1M LIBOR + 0.20%	04/29/16	—	—	265,027	265,027
S&P 500 High Beta Index	BOA	USD	312,209	1M LIBOR + 0.20%	04/29/16	—	—	10,773	10,773
SPDR S&P 500 Retail ETF	BOA	USD	3,767,267	1M LIBOR - 0.75%	11/30/16	—	—	—	0
Technology Select Sector Index	BOA	USD	1,930,568	(1M LIBOR + 0.12%)	04/29/16	—	—	—	0
Technology Select Sector Index	BOA	USD	732,917	(1M LIBOR + 0.12%)	04/29/16	—	—	—	0
Technology Select Sector Index	MSC	USD	1,190,186	(1M LIBOR + 0.50%)	04/29/16	—	—	—	0
Technology Select Sector Index	BOA	USD	2,391,013	1M LIBOR + 0.18%	11/30/16	—	—	—	0
TOPIX Banks Index	JPM	JPY	136,775,459	1M LIBOR + 0.60%	11/30/16	—	—	—	0
Utilites Select Sector SPDR Fund	BOA	USD	292,641	1M LIBOR - 0.30%	01/31/17	—	—	—	0
Utilites Select Sector SPDR Fund	BOA	USD	311,945	1M LIBOR - 0.30%	01/31/17	—	—	—	0
VelocityShares Daily Inverse	MSC	USD	76,869	1M LIBOR - 2.87%	11/03/16	—	—	13,146	13,146
VelocityShares Daily Inverse	MSC	USD	209,936	1M LIBOR - 2.87%	12/03/16	—	—	35,902	35,902
VelocityShares Daily Inverse	JPM	USD	1,008,857	1M LIBOR - 2.00%	12/07/16	—	—	75,524	75,524
VelocityShares Daily Inverse	JPM	USD	135,891	1M LIBOR - 2.00%	12/09/16	—	—	6,342	6,342
VelocityShares Daily Inverse	JPM	USD	644,959	1M LIBOR - 2.00%	12/12/16	—	—	57,512	57,512
VelocityShares Daily Inverse	JPM	USD	246,264	1M LIBOR - 2.00%	12/12/16	—	—	21,960	21,960
VelocityShares Daily Inverse	JPM	USD	161,201	1M LIBOR - 2.00%	12/12/16	—	—	14,375	14,375
VelocityShares Daily Inverse	JPM	USD	293,547	1M LIBOR - 3.00%	01/04/17	—	—	39,994	39,994

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

VelocityShares Daily Inverse	JPM	USD	734,413	1M LIBOR - 3.00%	01/07/17	$—	$—	$65,224	$65,224
VelocityShares Daily Inverse	JPM	USD	339,823	1M LIBOR - 3.00%	01/11/17	—	—	(6,323)	(6,323)
VelocityShares Daily Inverse	MSC	USD	136,610	1M LIBOR - 3.00%	01/12/17	—	—	(1,588)	(1,588)
VelocityShares Daily Inverse	DUB	USD	328,158	1M LIBOR - 2.95%	01/12/17	—	—	(31,502)	(31,502)
VelocityShares Daily Inverse	DUB	USD	892,521	1M LIBOR - 2.95%	01/12/17	—	—	(181,933)	(181,933)
VelocityShares Daily Inverse	DUB	USD	151,411	1M LIBOR - 2.95%	01/13/17	—	—	(2,783)	(2,783)
VelocityShares Inverse VIX	MSC	USD	18,239	1M LIBOR - 2.50%	02/27/16	—	—	(1,361)	(1,361)
VelocityShares Inverse VIX	DEUT	USD	153,175	1M LIBOR - 2.95%	08/29/16	—	—	(1,780)	(1,780)
VelocityShares Inverse VIX	DEUT	USD	68,929	1M LIBOR - 2.95%	09/13/16	—	—	(801)	(801)
VelocityShares Inverse VIX	DEUT	USD	76,884	1M LIBOR - 2.95%	09/13/16	—	—	(894)	(894)
VelocityShares Inverse VIX	DEUT	USD	140,469	1M LIBOR - 2.95%	09/13/16	—	—	(1,633)	(1,633)
VelocityShares Inverse VIX	DEUT	USD	149,771	1M LIBOR - 2.95%	09/13/16	—	—	(1,741)	(1,741)
VelocityShares Inverse VIX	DEUT	USD	449,985	1M LIBOR - 2.95%	09/13/16	—	—	(5,230)	(5,230)
VelocityShares Inverse VIX	MSC	USD	216,176	1M LIBOR - 2.87%	10/31/16	—	—	—	0
VelocityShares Inverse VIX	MSC	USD	64,825	1M LIBOR - 2.87%	10/31/16	—	—	—	0

Total						$—	$—	$833,393	$833,393

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	BNP	$2,570,309	$2,558,508	$(11,801)
AUD	Buy	03/16/16	SSG	301,068	303,661	2,593
AUD	Sell	02/29/16	DEUT	2,478,956	2,485,004	(6,048)
AUD	Sell	02/29/16	WEST	8,976,355	9,053,019	(76,664)
AUD	Sell	02/29/16	JPM	5,158,879	5,237,167	(78,288)
AUD	Sell	03/16/16	BOA	258,805	252,815	5,990
AUD	Sell	03/16/16	CSFB	58,872	58,613	259
BRL	Buy	02/02/16	MSC	2,016,487	2,078,270	61,783
BRL	Buy	02/02/16	MSC	799,318	820,113	20,795
BRL	Buy	02/02/16	DEUT	838,376	851,598	13,222
BRL	Buy	02/02/16	UBS	680,935	691,674	10,739
BRL	Buy	02/02/16	BNP	494,618	505,261	10,643
BRL	Buy	02/02/16	JPM	2,547,290	2,554,046	6,756
BRL	Buy	02/02/16	MSC	362,661	363,079	418
BRL	Buy	02/02/16	SSG	520,630	520,255	(375)
BRL	Buy	02/02/16	UBS	739,242	721,160	(18,082)
BRL	Sell	02/02/16	BNP	1,073,810	1,054,253	19,557
BRL	Sell	02/02/16	MSC	519,736	521,504	(1,768)
BRL	Sell	02/02/16	TDB	278,092	282,617	(4,525)
BRL	Sell	02/02/16	SCB	1,898,069	1,903,103	(5,034)
BRL	Sell	02/02/16	MSC	370,352	375,823	(5,471)
BRL	Sell	02/02/16	BOA	292,647	301,358	(8,711)
BRL	Sell	02/02/16	MSC	523,728	534,998	(11,270)
BRL	Sell	02/02/16	SSG	1,081,235	1,094,235	(13,000)
BRL	Sell	02/02/16	MSC	2,519,701	2,532,806	(13,105)
BRL	Sell	02/02/16	UBS	484,412	504,762	(20,350)
BRL	Sell	03/02/16	MSC	652,455	663,317	(10,862)
BRL	Sell	03/02/16	DEUT	831,483	844,131	(12,648)
BRL	Sell	03/16/16	BOA	116,157	114,140	2,017
BRL	Sell	03/16/16	SSG	47,723	48,318	(595)

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

BRL	Sell	03/16/16	MSC	$147,535	$149,392	$(1,857)
BRL	Sell	03/16/16	UBS	147,123	150,625	(3,502)
BRL	Sell	03/16/16	MSC	381,403	397,392	(15,989)
CAD	Buy	02/29/16	BOM	2,903,975	2,946,677	42,702
CNH	Buy	09/30/16	HSBC	1,702,717	1,674,595	(28,122)
CNH	Sell	04/21/16	SSG	2,574,211	2,570,898	3,313
CNH	Sell	04/21/16	GSC	2,549,795	2,565,211	(15,416)
CNH	Sell	09/30/16	RBC	584,948	562,766	22,182
CNH	Sell	09/30/16	BOA	582,379	568,805	13,574
CNH	Sell	09/30/16	SSG	287,846	275,637	12,209
CNH	Sell	09/30/16	GSC	279,286	267,388	11,898
CNY	Buy	04/21/16	GSC	2,551,714	2,589,617	37,903
CNY	Buy	04/21/16	SSG	2,563,602	2,583,264	19,662
EUR	Buy	02/29/16	SSG	1,305,506	1,305,185	(321)
EUR	Buy	03/16/16	CSFB	6,464	6,507	43
EUR	Buy	03/16/16	BNP	636,634	633,407	(3,227)
EUR	Sell	02/29/16	BOA	1,311,013	1,305,185	5,828
EUR	Sell	02/29/16	SSG	7,114,138	7,112,389	1,749
EUR	Sell	02/29/16	SSG	1,279,638	1,284,588	(4,950)
EUR	Sell	03/16/16	CBK	121,981	120,390	1,591
EUR	Sell	03/16/16	JPM	519,610	519,524	86
GBP	Buy	02/29/16	RBS	651,920	648,352	(3,568)
GBP	Buy	03/16/16	GSC	362,976	354,830	(8,146)
GBP	Buy	03/16/16	BNYM	257,818	246,528	(11,290)
GBP	Buy	03/16/16	JPM	260,174	243,678	(16,496)
GBP	Sell	02/29/16	HSBC	648,846	648,352	494
GBP	Sell	03/16/16	CBK	900,521	845,036	55,485
GBP	Sell	03/16/16	CBK	324,074	320,629	3,445
GBP	Sell	03/16/16	RBC	256,732	256,504	228
HKD	Sell	03/16/16	RBC	226,148	225,180	968
INR	Buy	02/29/16	HSBC	3,737,659	3,736,563	(1,096)
JPY	Buy	02/29/16	RBS	1,189,955	1,189,652	(303)
JPY	Buy	02/29/16	HSBC	1,331,713	1,324,641	(7,072)
JPY	Buy	02/29/16	HSBC	742,109	726,266	(15,843)
JPY	Buy	02/29/16	BNP	742,468	726,265	(16,203)
JPY	Buy	02/29/16	BNP	1,292,555	1,265,973	(26,582)
JPY	Buy	03/16/16	BOA	260,778	265,322	4,544
JPY	Sell	02/29/16	BNP	12,710,811	12,433,427	277,384
JPY	Sell	02/29/16	HSBC	12,704,652	12,433,419	271,233
JPY	Sell	03/16/16	CBK	165,991	161,401	4,590
JPY	Sell	03/16/16	UBS	102,885	103,920	(1,035)
KRW	Sell	02/29/16	BNP	1,310,985	1,306,833	4,152
KRW	Sell	02/29/16	JPM	1,287,914	1,286,519	1,395
KRW	Sell	02/29/16	HSBC	2,545,202	2,552,372	(7,170)
KRW	Sell	02/29/16	JPM	3,862,075	3,877,204	(15,129)
KRW	Sell	02/29/16	JPM	2,435,708	2,456,212	(20,504)
MXN	Buy	02/29/16	MSC	631,790	644,271	12,481
MXN	Buy	02/29/16	HSBC	633,577	635,357	1,780
MXN	Buy	02/29/16	JPM	2,549,869	2,548,579	(1,290)
MXN	Sell	02/29/16	DEUT	610,039	611,642	(1,603)
MXN	Sell	02/29/16	MSC	12,489,461	12,736,182	(246,721)
NZD	Buy	02/29/16	HSBC	666,695	663,217	(3,478)
NZD	Sell	02/29/16	DEUT	1,294,748	1,297,991	(3,243)
PHP	Sell	02/29/16	JPM	1,138,504	1,153,210	(14,706)
PLN	Buy	02/29/16	DEUT	353,017	355,700	2,683
PLN	Buy	02/29/16	BNP	126,590	125,916	(674)
PLN	Sell	02/29/16	BOA	1,749,884	1,753,999	(4,115)
PLN	Sell	02/29/16	DEUT	349,286	355,699	(6,413)
PLN	Sell	02/29/16	MSC	1,150,365	1,162,147	(11,782)
SEK	Buy	02/29/16	SSG	640,615	641,171	556
SEK	Buy	03/16/16	BNP	1,424	1,400	(24)
SEK	Sell	02/29/16	HSBC	639,813	641,171	(1,358)
SEK	Sell	03/16/16	SSG	1,409	1,400	9
SGD	Sell	02/29/16	BNP	1,596,770	1,601,667	(4,897)
ZAR	Buy	02/29/16	GSC	2,135,894	2,242,158	106,264
ZAR	Sell	02/29/16	DEUT	1,724,894	1,776,122	(51,228)
ZAR	Sell	02/29/16	UBS	2,115,217	2,242,158	(126,941)

Total						$74,312

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
JSE	Johannesburg Stock Exchange
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPX	Standard and Poor’s 500 Index
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

Hartford Real Total Return Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PIPE	Private Investment in Public Equity
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

Hartford Real Total Return Fund

Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$3,147,765	$164,883	$2,982,882	$—
Banks	5,979,924	1,440,245	4,539,679	—
Capital Goods	5,985,246	1,350,649	4,634,597	—
Commercial & Professional Services	1,408,596	621,603	786,993	—
Consumer Durables & Apparel	3,286,791	493,283	2,793,508	—
Consumer Services	1,315,217	1,214,002	101,215	—
Diversified Financials	2,246,366	1,261,265	985,101	—
Energy	3,014,637	1,098,168	1,916,469	—
Food & Staples Retailing	149,224	149,224	—	—
Food, Beverage & Tobacco	1,852,822	1,467,064	385,758	—
Health Care Equipment & Services	992,920	788,253	204,667	—
Household & Personal Products	157,883	157,883	—	—
Insurance	2,251,359	545,276	1,706,083	—
Materials	1,665,202	670,055	995,147	—
Media	1,031,647	127,192	904,455	—
Pharmaceuticals, Biotechnology & Life Sciences	2,851,867	2,600,721	251,146	—
Real Estate	5,151,136	1,542,885	3,608,251	—
Retailing	2,888,901	2,387,806	501,095	—
Semiconductors & Semiconductor Equipment	1,259,380	808,430	450,950	—
Software & Services	5,705,696	3,843,227	1,862,469	—
Technology Hardware & Equipment	2,405,733	322,062	2,083,671	—
Telecommunication Services	711,080	77,897	633,183	—
Transportation	884,980	733,721	151,259	—
Utilities	503,531	503,531	—	—
Corporate Bonds	963,063	—	963,063	—
Foreign Government Obligations	16,443,710	—	16,443,710	—
U.S. Government Securities	5,453,760	—	5,453,760	—
Convertible Bonds	630,879	—	630,879	—
Exchange Traded Funds	8,756,897	8,375,627	381,270	—
Warrants	5,774	5,774	—	—
Short-Term Investments	21,423,194	21,423,194	—	—
Purchased Options	876,662	122,925	753,737	—
Foreign Currency Contracts(2)	1,075,203	—	1,075,203	—
Futures Contracts(2)	4,304,488	4,304,488	—	—
Swaps - Credit Default(2)	555	—	555	—
Swaps - Interest Rate(2)	102,781	—	102,781	—
Swaps - Total Return(2)	1,341,275	—	1,341,275	—

Total	$118,226,144	$58,601,333	$59,624,811	$—

Liabilities
Foreign Currency Contracts(2)	$(1,000,891)	$—	$(1,000,891)	$—
Futures Contracts(2)	(2,909,638)	(2,909,638)	—	—
Swaps - Credit Default(2)	(1,440)	—	(1,440)	—
Swaps - Total Return(2)	(507,882)	—	(507,882)	—
Written Options	(925,893)	(845,587)	(80,306)	—

Total	$(5,345,744)	$(3,755,225)	$(1,590,519)	$—

(1) For the period ended January 31, 2016, investments valued at $683,939 were transferred from Level 1 to Level 2, and investments valued at $1,034,475 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Short Duration Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 13.0%
	Asset-Backed - Automobile - 1.6%
	AmeriCredit Automobile Receivables Trust
$ 1,290,000	1.60%, 07/08/2019	$1,290,157
380,000	1.81%, 10/08/2020	381,216
2,000,000	2.72%, 09/09/2019	2,025,685
176,304	ARI Fleet Lease Trust 0.73%, 01/15/2021(1)(2)	176,214
395,000	CarMax Auto Owner Trust 1.50%, 08/15/2018	396,023
458,239	Chesapeake Funding LLC 0.87%, 01/07/2025(1)(2)	458,057
301,891	Chrysler Capital Auto Receivables Trust 0.91%, 04/16/2018(1)	301,800
	Credit Acceptance Automotive Loan Trust
1,115,555	1.50%, 04/15/2021(1)	1,114,981
1,380,000	1.55%, 10/15/2021(1)	1,376,669
354,564	First Investors Automotive Owner Trust 1.23%, 03/15/2019(1)	354,348
1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,419,371
1,595,000	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,599,825
920,000	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	918,030
1,960,000	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,988,484

		13,800,860

	Asset-Backed - Credit Card - 0.1%
455,000	American Express Credit Account Master Trust 0.98%, 05/15/2019	455,333

	Asset-Backed - Finance & Insurance - 6.6%
	Ally Master Owner Trust
3,900,000	1.43%, 06/17/2019	3,896,781
2,695,000	1.54%, 09/15/2019	2,701,440
3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,954,649
	Apidos CLO
2,250,000	1.72%, 04/15/2025(1)(2)	2,205,450
1,495,000	2.12%, 04/17/2026(1)(2)	1,481,695
	Carlyle Global Market Strategies Ltd.
870,000	1.77%, 04/18/2025(1)(2)	855,210
2,750,000	2.72%, 07/20/2023(1)(2)	2,731,025
1,500,000	Cent CLO Ltd. 2.10%, 01/25/2026(1)(2)	1,474,350
	CIFC Funding Ltd.
2,125,000	1.77%, 04/16/2025(1)(2)	2,086,112
2,180,000	2.41%, 08/14/2024(1)(2)	2,158,418
511,138	DB Master Finance LLC 3.26%, 02/20/2045(1)	507,253
1,460,000	Dryden Senior Loan Fund 1.97%, 04/18/2026(1)(2)	1,439,560
188,057	First Franklin Mortgage Loan Trust 1.07%, 05/25/2035(2)	187,237
435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	433,664
1,700,000	Gramercy Park CLO Ltd. 2.52%, 07/17/2023(1)(2)	1,691,670
54,018	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)	—
2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,976,800
2,000,000	Limerock CLO 2.12%, 04/18/2026(1)(2)	1,980,000

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)	$—
4,680,000	Magnetite CLO Ltd. 2.57%, 07/25/2026(1)(2)	4,528,836
2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,649,666
1,470,000	Neuberger Berman CLO Ltd. 2.09%, 04/15/2026(1)(2)	1,455,447
2,500,000	Octagon Investment Partners Ltd. 1.74%, 07/17/2025(1)(2)	2,435,000
1,540,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	1,543,259
2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,464,250
2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(4)	2,065,327
2,125,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	2,120,319
92,050	Structured Asset Investment Loan Trust 1.00%, 04/25/2035(2)	92,026
571,614	Structured Asset Securities Corp. 0.58%, 02/25/2036(2)	567,220
4,035,000	Symphony CLO L.P. 2.37%, 01/09/2023(1)(2)	3,976,492
1,455,000	Voya CLO Ltd. 2.12%, 04/18/2026(1)(2)	1,438,850

		56,098,006

	Asset-Backed - Home Equity - 0.6%
919,229	Accredited Mortgage Loan Trust 1.10%, 01/25/2035(2)	902,169
603,193	Aegis Asset Backed Securities Trust 1.53%, 09/25/2034(2)	596,522
1,905,222	Home Equity Asset Trust 1.07%, 11/25/2034(2)	1,901,929
1,395,474	Morgan Stanley Capital I Trust 1.19%, 01/25/2035(2)	1,374,297
107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
699,525	Residential Asset Securities Corp. 5.39%, 07/25/2034(2)	720,103

		5,495,021

	Commercial Mortgage-Backed Securities - 3.2%
3,921,840	Bayview Commercial Asset Trust 0.00%, 01/25/2037(1)(2)(5)	392
2,955,659	CBA Commercial Small Balance Commercial Mortgage 0.00%, 01/25/2039(1)(2)(5)	—
2,772,367	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,904,115
14,625	CFCRE Commercial Mortgage Trust 3.76%, 04/15/2044(1)	14,646
742,112	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	739,547
2,690,941	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	2,741,343
	COMM Mortgage Trust
469,248	0.70%, 10/15/2045	467,259
860,229	1.28%, 08/10/2046	854,226
560,178	1.34%, 07/10/2045	558,820
176,382	Commercial Mortgage Pass-Through Certificates 0.67%, 10/15/2045	175,916
2,484,430	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	2,504,826
	DBUBS Mortgage Trust
1,448,870	1.29%, 11/10/2046(1)(2)(5)	33,376
1,001,353	3.64%, 08/10/2044	1,004,261

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 387,189	3.74%, 11/10/2046(1)	$387,881
2,320,000	FREMF Mortgage Trust 3.08%, 10/25/2047(1)(2)	2,336,692
414,025	GS Mortgage Securities Corp. II 0.66%, 11/10/2045	412,782
519,135	GS Mortgage Securities Trust 1.21%, 07/10/2046	517,154
1,196,863	Hilton USA Trust 1.43%, 11/05/2030(1)(2)	1,195,471
	JP Morgan Chase Commercial Mortgage Securities Trust
747,049	1.30%, 01/15/2046	745,298
62,809	3.85%, 06/15/2043(1)	62,577
1,071,242	6.11%, 04/15/2045(2)	1,073,716
99,774	Merrill Lynch Mortgage Trust 6.03%, 06/12/2050(2)	99,762
576,054	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	588,510
163,872	Morgan Stanley Bank of America Merrill Lynch Trust 0.66%, 11/15/2045	163,334
	Morgan Stanley Capital I Trust
1,057,023	3.22%, 07/15/2049	1,064,862
86,907	3.88%, 09/15/2047(1)	86,864
1,116,255	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	1,104,535
970,898	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	964,339
	Wachovia Bank Commercial Mortgage Trust
2,851,226	5.31%, 11/15/2048	2,885,584
833,393	5.48%, 04/15/2047	834,211
1,010,051	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	1,004,362

		27,526,661

	Whole Loan Collateral CMO - 0.9%
	Connecticut Avenue Securities
1,441,089	1.38%, 05/25/2024(2)	1,432,004
2,524,537	1.63%, 07/25/2024(2)	2,517,677
292,901	Springleaf Mortgage Loan Trust 1.27%, 06/25/2058(1)(2)	292,206
	Towd Point Mortgage Trust
2,403,671	2.75%, 04/25/2055(1)(2)	2,393,294
1,033,134	2.75%, 05/25/2055(1)(2)	1,028,175

		7,663,356

	Total Asset & Commercial Mortgage Backed Securities (cost $113,116,342)	111,039,237

Corporate Bonds - 50.7%
	Aerospace/Defense - 0.1%
365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	368,040

	Agriculture - 0.4%
2,000,000	Imperial Tobacco Finance plc 2.05%, 02/11/2018(1)	1,998,212
	Reynolds American, Inc.
180,000	2.30%, 08/21/2017	181,834
1,195,000	3.25%, 06/12/2020	1,225,962

		3,406,008

	Auto Manufacturers - 3.6%
675,000	American Honda Finance Corp. 1.60%, 02/16/2018(1)	674,165
	Daimler Finance NA LLC
2,000,000	1.88%, 01/11/2018(1)	1,993,966
2,500,000	2.25%, 09/03/2019(1)	2,483,030
	Ford Motor Credit Co. LLC
3,500,000	2.38%, 01/16/2018	3,495,156
2,000,000	2.46%, 03/27/2020	1,947,082

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,500,000	General Motors Co. 3.50%, 10/02/2018	$2,510,475
2,500,000	General Motors Financial Co., Inc. 3.20%, 07/13/2020	2,451,795
	Harley-Davidson Financial Services, Inc.
840,000	2.40%, 09/15/2019(1)	845,320
2,500,000	2.85%, 01/15/2021(1)	2,533,440
	Hyundai Capital America
2,500,000	2.13%, 10/02/2017(1)	2,503,928
2,490,000	2.60%, 03/19/2020(1)	2,483,914
2,500,000	Nissan Motor Acceptance Corp. 2.35%, 03/04/2019(1)	2,516,252
	Toyota Motor Credit Corp.
1,500,000	2.00%, 10/24/2018	1,516,088
2,000,000	2.13%, 07/18/2019	2,021,552
750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	721,596

		30,697,759

	Auto Parts & Equipment - 0.2%
500,000	Delphi Automotive plc 3.15%, 11/19/2020	500,378
1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,192,466

		1,692,844

	Beverages - 1.0%
4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	4,024,448
1,210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	1,246,300
1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,010,159
2,500,000	SABMiller Holdings, Inc. 1.31%, 08/01/2018(1)(2)	2,481,495

		8,762,402

	Biotechnology - 0.5%
1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,485,914
1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,062,446
2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,016,324

		4,564,684

	Chemicals - 0.4%
1,310,000	CF Industries, Inc. 7.13%, 05/01/2020	1,471,864
375,000	Ecolab, Inc. 1.45%, 12/08/2017	372,969
1,820,000	Monsanto Co. 2.13%, 07/15/2019	1,818,551

		3,663,384

	Commercial Banks - 19.0%
2,250,000	Abbey National Treasury Services plc 2.38%, 03/16/2020	2,265,253
	ABN Amro Bank N.V.
1,000,000	2.45%, 06/04/2020(1)	1,000,658
1,429,000	4.25%, 02/02/2017(1)	1,468,469
	Bank of America Corp.
2,500,000	2.25%, 04/21/2020	2,437,202
5,000,000	2.60%, 01/15/2019	5,019,680
2,000,000	2.63%, 10/19/2020	1,978,676
2,500,000	2.65%, 04/01/2019	2,511,265
610,000	5.65%, 05/01/2018	654,351

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,500,000	Bank of Montreal 2.38%, 01/25/2019	$1,519,449
	Bank of New York Mellon Corp.
1,750,000	2.20%, 05/15/2019	1,763,464
1,500,000	2.30%, 09/11/2019	1,518,819
	Bank of Nova Scotia
1,500,000	1.38%, 12/18/2017	1,498,661
1,000,000	1.95%, 01/15/2019	1,003,062
3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,275,421
	Barclays plc
2,500,000	2.75%, 11/08/2019	2,507,550
1,850,000	2.88%, 06/08/2020	1,842,415
2,625,000	3.25%, 01/12/2021	2,637,343
	BB&T Corp.
1,245,000	1.37%, 06/15/2018(2)	1,245,666
815,000	1.60%, 08/15/2017	816,002
	BNP Paribas S.A.
1,500,000	2.38%, 05/21/2020	1,501,485
2,000,000	2.70%, 08/20/2018	2,040,118
	BPCE S.A.
1,390,000	2.50%, 12/10/2018	1,412,157
1,650,000	2.50%, 07/15/2019	1,669,820
1,190,000	Capital One Financial Corp. 2.45%, 04/24/2019	1,191,668
	CIT Group, Inc.
2,500,000	4.25%, 08/15/2017	2,525,000
1,250,000	5.00%, 05/15/2017	1,276,563
	Citigroup, Inc.
2,000,000	2.40%, 02/18/2020	1,979,996
965,000	2.50%, 07/29/2019	968,484
3,000,000	2.55%, 04/08/2019	3,010,848
1,500,000	2.65%, 10/26/2020	1,497,416
3,250,000	Citizens Bank NA/Providence RI 2.45%, 12/04/2019	3,251,059
1,555,000	Compass Bank 2.75%, 09/29/2019	1,548,242
1,650,000	Cooperatieve Rabobank UA 2.50%, 01/19/2021	1,656,930
1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,837,685
	Credit Suisse New York
1,250,000	1.70%, 04/27/2018	1,244,970
2,250,000	2.30%, 05/28/2019	2,260,917
2,000,000	Deutsche Bank AG/London 1.88%, 02/13/2018	1,973,960
2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,612,269
4,250,000	Fifth Third Bancorp 2.38%, 04/25/2019	4,275,508
	Goldman Sachs Group, Inc.
2,000,000	1.46%, 11/15/2018(2)	1,997,604
4,000,000	2.38%, 01/22/2018	4,020,340
1,000,000	2.55%, 10/23/2019	1,000,986
1,850,000	2.60%, 04/23/2020	1,841,323
545,000	2.75%, 09/15/2020	544,619
	HSBC USA, Inc.
3,590,000	1.63%, 01/16/2018	3,580,731
1,550,000	2.35%, 03/05/2020	1,534,370
1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,777,217
2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,429,493
3,500,000	Intesa Sanpaolo S.p.A. 3.88%, 01/15/2019	3,600,012
1,100,000	JP Morgan Chase & Co. 1.63%, 05/15/2018	1,094,489

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,000,000	1.70%, 03/01/2018	$2,995,743
3,000,000	1.80%, 01/25/2018	2,998,302
3,000,000	2.25%, 01/23/2020	2,975,400
1,500,000	2.75%, 06/23/2020	1,507,568
	KeyBank NA
1,000,000	1.65%, 02/01/2018	999,301
2,000,000	2.50%, 12/15/2019	2,026,278
	Lloyds Bank plc
800,000	1.75%, 05/14/2018	800,333
980,000	2.30%, 11/27/2018	989,936
1,000,000	2.40%, 03/17/2020	1,009,025
	Manufacturers & Traders Trust Co.
1,045,000	1.65%, 12/28/2020(2)	1,043,769
2,500,000	2.25%, 07/25/2019	2,507,075
	Morgan Stanley
1,290,000	2.20%, 12/07/2018	1,299,524
1,500,000	2.65%, 01/27/2020	1,501,986
1,750,000	5.63%, 09/23/2019	1,927,522
1,500,000	6.63%, 04/01/2018	1,638,416
1,750,000	National Bank of Canada 2.10%, 12/14/2018	1,757,703
	PNC Bank NA
1,750,000	2.25%, 07/02/2019	1,763,018
1,500,000	2.45%, 11/05/2020	1,507,005
	Royal Bank of Canada
1,250,000	2.00%, 12/10/2018	1,255,725
1,500,000	2.50%, 01/19/2021	1,508,558
850,000	Santander Bank NA 2.00%, 01/12/2018	843,217
	Santander Holdings USA, Inc.
1,115,000	2.65%, 04/17/2020	1,097,515
738,000	4.63%, 04/19/2016	743,218
	Skandinaviska Enskilda Banken AB
1,250,000	1.75%, 03/19/2018(1)	1,251,240
1,400,000	2.63%, 11/17/2020(1)	1,415,443
2,395,000	Societe Generale S.A. 2.63%, 10/01/2018	2,437,729
3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	2,987,184
2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,239,787
1,750,000	SunTrust Banks, Inc. 2.50%, 05/01/2019	1,777,298
2,000,000	Svenska Handelsbanken AB 2.25%, 06/17/2019	2,018,126
1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,800,567
2,000,000	Toronto-Dominion Bank (The) 2.50%, 12/14/2020	2,015,536
1,000,000	UBS Group Funding Jersey Ltd. 2.95%, 09/24/2020(1)	995,230
	Wells Fargo & Co.
2,035,000	1.50%, 01/16/2018	2,032,493
2,000,000	2.13%, 04/22/2019	2,011,886
1,875,000	2.15%, 01/30/2020	1,875,896

		161,674,237

	Commercial Services - 0.5%
195,000	Catholic Health Initiatives 1.60%, 11/01/2017	194,730
1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,855,373
2,075,000	Total System Services, Inc. 2.38%, 06/01/2018	2,064,714

		4,114,817

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Construction Materials - 0.2%
$ 2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	$2,018,586

	Diversified Financial Services - 2.6%
1,665,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 2.75%, 05/15/2017	1,635,863
2,705,000	Air Lease Corp. 2.13%, 01/15/2018	2,668,753
2,000,000	American Express Credit Corp. 2.25%, 08/15/2019	2,010,596
2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,487,815
3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020(1)	3,141,465
1,217,000	General Electric Capital Corp. 2.20%, 01/09/2020	1,237,515
1,750,000	International Lease Finance Corp. 6.75%, 09/01/2016(1)	1,785,000
2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,013,844
2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,527,962
	Synchrony Financial
610,000	2.70%, 02/03/2020	600,236
2,255,000	3.00%, 08/15/2019	2,268,936

		22,377,985

	Electric - 0.8%
1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,205,005
500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	497,352
1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,338,003
2,500,000	Dominion Resources, Inc. 2.50%, 12/01/2019	2,515,590
805,000	Exelon Corp. 2.85%, 06/15/2020	805,878

		6,361,828

	Electronics - 0.2%
630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	634,235
1,225,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,221,092

		1,855,327

	Engineering & Construction - 0.3%
	SBA Tower Trust
1,300,000	2.24%, 04/15/2043(1)	1,285,406
1,310,000	2.93%, 12/15/2042(1)	1,333,496

		2,618,902

	Food - 1.2%
330,000	JM Smucker Co. 2.50%, 03/15/2020	331,710
	Kraft Heinz Foods Co.
2,000,000	2.00%, 07/02/2018(1)	1,998,254
1,425,000	2.80%, 07/02/2020(1)	1,434,937
	Kroger Co.
540,000	2.60%, 02/01/2021	546,779
1,250,000	7.00%, 05/01/2018	1,390,395
3,000,000	Mondelez International, Inc. 1.14%, 02/01/2019(2)	2,949,363
1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,204,133

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 720,000	Wm Wrigley Jr Co. 1.40%, 10/21/2016(1)	$720,228

		10,575,799

	Forest Products & Paper - 0.3%
2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,649,398

	Healthcare-Products - 0.7%
1,650,000	Becton Dickinson and Co. 2.68%, 12/15/2019	1,677,327
1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,706,170
2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,741,299

		6,124,796

	Healthcare-Services - 1.5%
2,135,000	Aetna, Inc. 1.50%, 11/15/2017	2,132,923
	Anthem, Inc.
4,000,000	2.25%, 08/15/2019	3,946,556
1,000,000	2.38%, 02/15/2017	1,009,247
1,810,000	Dignity Health 2.64%, 11/01/2019	1,841,480
690,000	Humana, Inc. 2.63%, 10/01/2019	697,640
	Laboratory Corp. of America Holdings
1,411,000	2.20%, 08/23/2017	1,415,656
590,000	2.63%, 02/01/2020	590,915
835,000	UnitedHealth Group, Inc. 2.70%, 07/15/2020	854,467

		12,488,884

	Holding Companies-Diversified - 0.3%
2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,496,750

	Home Furnishings - 0.3%
	Whirlpool Corp.
1,235,000	1.35%, 03/01/2017	1,230,811
1,400,000	2.40%, 03/01/2019	1,413,030

		2,643,841

	Housewares - 0.0%
355,000	Newell Rubbermaid, Inc. 2.05%, 12/01/2017	351,864

	Insurance - 2.2%
775,000	Ace INA Holdings, Inc. 2.30%, 11/03/2020	777,403
4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,013,856
2,000,000	CNA Financial Corp. 6.50%, 08/15/2016	2,052,230
	Marsh & McLennan Cos., Inc.
985,000	2.35%, 09/10/2019	988,519
770,000	2.55%, 10/15/2018	778,861
1,480,000	Metropolitan Life Global Funding 1.50%, 01/10/2018(1)	1,474,922
1,255,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	1,258,254
	Prudential Financial, Inc.
2,000,000	1.14%, 08/15/2018(2)	1,994,330
1,500,000	2.35%, 08/15/2019	1,512,699
390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	390,667
861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	857,714

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,250,000	Voya Financial, Inc. 2.90%, 02/15/2018	$2,282,427

		18,381,882

	Internet - 0.2%
1,250,000	Amazon.com, Inc. 2.60%, 12/05/2019	1,275,698

	Iron/Steel - 0.6%
	Glencore Funding LLC
3,000,000	2.50%, 01/15/2019(1)	2,287,500
891,000	3.13%, 04/29/2019(1)	678,853
1,720,000	Vale Overseas Ltd. 6.25%, 01/23/2017	1,717,850

		4,684,203

	Machinery-Diversified - 0.2%
1,500,000	CNH Industrial Capital LLC 3.25%, 02/01/2017	1,496,250

	Media - 2.1%
3,000,000	CBS Corp. 2.30%, 08/15/2019	2,987,547
1,685,000	CCO Safari II LLC 3.58%, 07/23/2020(1)	1,694,502
400,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	401,000
	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc.
915,000	1.75%, 01/15/2018	915,467
2,681,000	2.40%, 03/15/2017	2,708,000
725,000	DISH DBS Corp. 7.13%, 02/01/2016	725,000
2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,160,960
1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,773,007
2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,090,552
	Viacom, Inc.
955,000	2.20%, 04/01/2019	940,099
1,500,000	2.75%, 12/15/2019	1,484,868

		17,881,002

	Mining - 0.1%
1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	649,600

	Miscellaneous Manufacturing - 0.4%
1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,495,690
1,500,000	Textron, Inc. 4.63%, 09/21/2016	1,527,228

		3,022,918

	Oil & Gas - 1.2%
	BP Capital Markets plc
2,250,000	1.85%, 05/05/2017	2,255,157
1,575,000	2.32%, 02/13/2020	1,549,707
1,150,000	Hess Corp. 1.30%, 06/15/2017	1,115,680
685,000	Marathon Oil Corp. 2.70%, 06/01/2020	525,756
1,250,000	Petrobras Global Finance B.V. 2.00%, 05/20/2016	1,239,063
455,000	Petroleos Mexicanos 5.50%, 02/04/2019(1)	459,072
1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,466,785
1,250,000	Southwestern Energy Co. 3.30%, 01/23/2018	988,750

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	$681,339

		10,281,309

	Oil & Gas Services - 0.4%
300,000	Halliburton Co. 2.70%, 11/15/2020	293,030
2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,445,302
925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	914,298

		3,652,630

	Pharmaceuticals - 2.1%
1,330,000	AbbVie, Inc. 2.50%, 05/14/2020	1,320,107
	Actavis Funding SCS
490,000	2.45%, 06/15/2019	491,351
3,855,000	3.00%, 03/12/2020	3,902,139
715,000	Baxalta, Inc. 2.00%, 06/22/2018(1)	706,256
1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,317,949
	Cardinal Health, Inc.
370,000	1.70%, 03/15/2018	369,430
1,435,000	2.40%, 11/15/2019	1,456,271
	Express Scripts Holding Co.
2,115,000	2.25%, 06/15/2019	2,100,005
2,000,000	2.65%, 02/15/2017	2,020,462
945,000	Mylan N.V. 3.75%, 12/15/2020(1)	955,696
2,500,000	Mylan, Inc. 1.35%, 11/29/2016	2,482,515
800,000	Perrigo Co. plc 1.30%, 11/08/2016	794,527

		17,916,708

	Pipelines - 0.8%
1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(1)	1,159,880
2,250,000	Enbridge, Inc. 0.87%, 06/02/2017(2)	2,144,738
1,195,000	Enterprise Products Operating LLC 2.55%, 10/15/2019	1,143,434
790,000	Kinder Morgan Energy Partners L.P. 3.50%, 03/01/2016	791,322
1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,328,295

		6,567,669

	Real Estate - 0.1%
1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,119,857

	Real Estate Investment Trusts - 1.8%
1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,762,095
2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,592,779
1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,868,968
	Simon Property Group L.P.
1,000,000	2.50%, 09/01/2020	1,015,799
860,000	2.50%, 07/15/2021	864,773
	Ventas Realty L.P.
570,000	1.25%, 04/17/2017	566,721
1,750,000	1.55%, 09/26/2016	1,752,992
3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,003,381

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Welltower, Inc.
$ 1,010,000	2.25%, 03/15/2018	$1,013,296
688,000	3.63%, 03/15/2016	689,849

		15,130,653

	Retail - 0.4%
	CVS Health Corp.
2,350,000	2.25%, 08/12/2019	2,366,878
715,000	2.80%, 07/20/2020	726,563
550,000	McDonald’s Corp. 2.75%, 12/09/2020	557,809

		3,651,250

	Savings & Loans - 0.1%
885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	887,939

	Semiconductors - 0.4%
3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,394,262

	Software - 0.9%
750,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	742,950
	Hewlett Packard Enterprise Co.
2,750,000	2.85%, 10/05/2018(1)	2,748,828
1,250,000	3.60%, 10/15/2020(1)	1,253,223
3,000,000	Oracle Corp. 2.25%, 10/08/2019	3,057,033

		7,802,034

	Telecommunications - 1.0%
2,000,000	Alcatel-Lucent USA, Inc. 4.63%, 07/01/2017(1)	2,085,000
1,200,000	America Movil S.A.B. de C.V. 2.38%, 09/08/2016	1,202,985
2,790,000	AT&T, Inc. 2.45%, 06/30/2020	2,759,009
2,355,000	Verizon Communications, Inc. 3.65%, 09/14/2018	2,464,816

		8,511,810

	Toys/Games/Hobbies - 0.2%
2,000,000	Mattel, Inc. 2.35%, 05/06/2019	1,990,772

	Transportation - 1.0%
3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,432,174
825,000	FedEx Corp. 2.30%, 02/01/2020	830,350
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2,050,000	2.50%, 06/15/2019(1)	2,025,365
45,000	2.88%, 07/17/2018(1)	45,604
1,000,000	3.20%, 07/15/2020(1)	1,000,719
1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,063,259

		8,397,471

	Trucking & Leasing - 0.4%
1,145,000	GATX Corp. 1.25%, 03/04/2017	1,135,437
2,125,000	TTX Co. 2.25%, 02/01/2019(1)	2,132,352

		3,267,789

	Total Corporate Bonds (cost $432,449,926)	431,471,841

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Municipal Bonds - 0.2%
	General - 0.0%
$ 365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(6)	$350,031

	General Obligation - 0.0%
265,000	Illinois State, GO 5.88%, 03/01/2019	285,766

	Pollution - 0.2%
1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,323,101

	Total Municipal Bonds (cost $1,940,535)	1,958,898

Senior Floating Rate Interests - 15.9%(7)
	Advertising - 0.2%
1,693,627	Acosta Holdco, Inc. 4.25%, 09/26/2021	1,616,364

	Aerospace/Defense - 0.3%
956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	955,749
329,024	DigitalGlobe, Inc. 4.75%, 01/31/2020	322,855
508,500	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	502,144
658,250	Transdigm, Inc. 3.75%, 02/28/2020	642,616

		2,423,364

	Airlines - 0.5%
	American Airlines, Inc.
1,593,411	3.25%, 06/27/2020	1,562,403
990,000	3.50%, 10/10/2021	975,457
1,995,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	1,989,075

		4,526,935

	Auto Manufacturers - 0.4%
	Chrysler Group LLC
614,063	3.25%, 12/31/2018	609,199
2,145,749	3.50%, 05/24/2017	2,136,372
774,000	MPG Holdco I Inc. 3.75%, 10/20/2021	741,794

		3,487,365

	Auto Parts & Equipment - 0.1%
500,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	499,500

	Beverages - 0.1%
776,001	Charger OpCo B.V. 4.25%, 07/02/2022	765,331

	Biotechnology - 0.5%
2,909,774	Alkermes, Inc. 3.50%, 09/18/2019	2,866,128
1,513,997	RPI Finance Trust 3.25%, 11/09/2018	1,505,488

		4,371,616

	Chemicals - 0.4%
1,994,850	Huntsman International LLC 3.75%, 10/01/2021	1,958,703
1,003,950	Ineos U.S. Finance LLC 3.75%, 05/04/2018	966,302
235,000	PolyOne Corporation 3.75%, 11/11/2022	235,000

		3,160,005

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Commercial Services - 0.4%
$ 499,550	Bright Horizons Family Solutions, Inc. 4.00%, 01/30/2020	$497,677
1,002,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	991,214
1,401,458	TransUnion LLC 3.50%, 04/09/2021	1,351,902
804,246	Vantiv LLC 3.75%, 06/13/2021	800,627

		3,641,420

	Distribution/Wholesale - 0.1%
498,750	Beacon Roofing Supply, Inc. 4.00%, 10/01/2022	496,256

	Diversified Financial Services - 0.2%
685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	681,863
1,016,746	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	1,010,137
326,704	TransFirst, Inc. 4.75%, 11/12/2021	326,416

		2,018,416

	Electric - 0.5%
1,185,188	Calpine Corp. 4.00%, 10/09/2019	1,152,429
2,318,846	NRG Energy, Inc. 2.75%, 07/02/2018	2,271,750
1,208,421	Seadrill Partners Finco LLC 4.00%, 02/21/2021	479,743

		3,903,922

	Electronics - 0.1%
1,027,409	CDW LLC 3.25%, 04/29/2020	1,007,889

	Energy-Alternate Sources - 0.2%
1,696,990	MEG Energy Corp. 3.75%, 03/31/2020	1,309,109

	Entertainment - 0.2%
502,543	Cedar Fair L.P. 3.25%, 03/06/2020	502,860
1,068,200	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,057,518
527,163	Scientific Games International, Inc. 6.00%, 10/01/2021	468,020

		2,028,398

	Environmental Control - 0.1%
524,378	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	505,762
612,866	US Ecology, Inc. 3.75%, 06/17/2021	610,954

		1,116,716

	Food - 0.9%
	Albertsons LLC
1,999,888	5.50%, 08/25/2021	1,954,430
375,000	5.50%, 12/21/2022	366,094
530,000	B&G Foods, Inc. 3.75%, 11/02/2022	528,675
	JBS USA LLC
1,451,588	3.75%, 09/18/2020	1,400,782
740,000	4.00%, 10/30/2022	706,700
570,000	Pinnacle Foods Finance LLC 3.75%, 01/13/2023	570,091
1,173,000	Pinnacle Foods Group LLC 3.00%, 04/29/2020	1,158,338

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 794,625	U.S. Foods, Inc. 4.50%, 03/31/2019	$782,459

		7,467,569

	Food Service - 0.0%
7,361	Aramark Services, Inc. 1.96%, 07/26/2016	7,251

	Healthcare-Products - 0.3%
1,237,286	Alere, Inc. 4.25%, 06/18/2022	1,222,439
1,577,666	Immucor, Inc. 5.00%, 08/17/2018	1,447,508

		2,669,947

	Healthcare-Services - 1.2%
1,219,722	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,187,705
1,073,650	Amsurg Corp. 3.50%, 07/16/2021	1,066,360
	Community Health Systems, Inc.
164,339	3.75%, 12/31/2019	157,683
302,379	4.00%, 01/27/2021	290,661
1,487,350	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,484,003
1,055,000	Envision Healthcare Corp. 4.50%, 10/28/2022	1,046,518
	HCA, Inc.
983,098	3.18%, 03/31/2017	981,731
287,652	3.36%, 05/01/2018	287,186
1,642,624	IMS Health, Inc. 3.50%, 03/17/2021	1,608,228
455,125	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	443,292
396,000	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	388,080
1,090,000	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,082,512

		10,023,959

	Insurance - 0.6%
	Asurion LLC
968,101	5.00%, 05/24/2019	909,415
3,008,559	5.00%, 08/04/2022	2,743,806
1,740,130	HUB International Ltd. 4.00%, 10/02/2020	1,664,939

		5,318,160

	Leisure Time - 0.5%
1,276,308	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,269,135
2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,801,064

		4,070,199

	Lodging - 0.6%
1,364,786	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,361,633
817,393	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	783,675
1,881,360	MGM Resorts International 3.50%, 12/20/2019	1,862,547
849,536	Station Casinos LLC 4.25%, 03/02/2020	833,395

		4,841,250

	Machinery-Diversified - 0.4%
1,955,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,756,313

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,501,000	Gates Global, Inc. 4.25%, 07/05/2021	$1,349,654

		3,105,967

	Media - 1.1%
1,288,688	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,228,016
	Charter Communications Operating LLC
404,625	3.00%, 07/01/2020	396,597
985,371	3.00%, 01/04/2021	964,846
300,000	3.50%, 01/24/2023	299,514
665,000	Gray Television, Inc. 0.00%, 06/13/2021(8)	663,131
1,191,013	Media General, Inc. 4.00%, 07/31/2020	1,185,653
1,040,000	Neptune Finco Corp. 5.00%, 10/09/2022	1,037,078
811,800	Numericable U.S. LLC 4.50%, 05/21/2020	779,937
1,945,107	Tribune Media Co. 3.75%, 12/27/2020	1,909,453
1,363,476	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,334,815

		9,799,040

	Metal Fabricate/Hardware - 0.2%
1,509,856	Rexnord LLC 4.00%, 08/21/2020	1,437,096

	Mining - 0.1%
448,250	Minerals Technologies, Inc. 3.75%, 05/09/2021	438,164

	Miscellaneous Manufacturing - 0.0%
250,510	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	239,132

	Oil & Gas - 0.3%
2,007,000	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,497,724
490,000	EP Energy LLC 3.50%, 05/24/2018	311,150
654,932	Fieldwood Energy LLC 3.88%, 09/28/2018	434,436

		2,243,310

	Oil & Gas Services - 0.1%
1,794,400	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,235,139
277,875	Pacific Drilling S.A. 4.50%, 06/03/2018	71,089

		1,306,228

	Packaging & Containers - 0.5%
1,822,941	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,796,545
784,375	BWAY Holding Co., Inc. 5.50%, 08/14/2020	734,865
356,116	Exopack Holdings S.A. 4.50%, 05/08/2019	340,091
394,013	Owens-Illinois Inc. 3.50%, 09/01/2022	392,732
874,077	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	869,086

		4,133,319

	Pharmaceuticals - 0.3%
1,215,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,198,865

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 982,500	Grifols Worldwide Operations USA, Inc. 3.43%, 02/27/2021	$978,570

		2,177,435

	Provincial - 0.1%
440,088	Seminole Tribe of Florida, Inc. 3.00%, 04/29/2020	437,337

	Real Estate - 0.0%
165,351	Realogy Corp. 3.75%, 03/05/2020	164,028

	REITS - 0.0%
305,000	Equinix, Inc. 4.00%, 01/08/2023	305,000

	Retail - 1.3%
1,410,125	Armstrong World Industries, Inc. 3.50%, 03/15/2020	1,396,024
511,138	Bass Pro Group LLC 4.00%, 06/05/2020	488,136
1,961,689	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	1,858,700
724,950	Burger King 3.75%, 12/10/2021	720,028
410,000	Coty, Inc. 3.75%, 10/27/2022	407,950
531,853	Dollar Tree, Inc. 3.50%, 07/06/2022	529,747
815,000	Galleria Co. 0.00%, 01/26/2023(8)	809,401
	Michaels Stores, Inc.
427,900	3.75%, 01/28/2020	421,803
642,781	4.00%, 01/28/2020	636,957
1,816,164	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,572,925
1,111,600	PetSmart, Inc. 4.25%, 03/11/2022	1,075,473
1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,080,044
490,000	Staples, Inc. 0.00%, 04/07/2021(8)	486,021

		11,483,209

	Semiconductors - 0.7%
	Avago Technologies Cayman Ltd.
1,455,000	0.00%, 02/01/2023(8)	1,430,672
1,151,343	3.75%, 05/06/2021	1,149,547
701,627	Entegris, Inc. 3.50%, 04/30/2021	694,610
1,015,000	NXP B.V. 3.75%, 12/07/2020	1,012,463
1,975,075	Sensata Technologies B.V. 3.00%, 10/14/2021	1,941,123

		6,228,415

	Software - 1.2%
1,495,000	Activision Blizzard, Inc. 3.25%, 10/12/2020	1,494,073
2,050,069	Emdeon Business Services LLC 3.75%, 11/02/2018	2,021,881
	First Data Corp.
515,000	3.93%, 09/24/2018	507,368
1,765,000	4.18%, 07/08/2022	1,730,141
781,083	Infor US, Inc. 3.75%, 06/03/2020	734,414
1,002,188	Kronos, Inc. 4.50%, 10/30/2019	982,566
1,698,010	Magic Newco LLC 5.00%, 12/12/2018	1,691,642

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	SS&C Technologies, Inc.
$ 1,001,758	4.01%, 07/08/2022	$996,749
144,659	4.02%, 07/08/2022	143,935

		10,302,769

	Telecommunications - 1.2%
	Altice Financing S.A.
273,625	5.25%, 02/04/2022	270,205
999,600	5.50%, 07/02/2019	992,413
304,238	CommScope, Inc. 3.83%, 12/29/2022	301,956
1,003,196	Intelsat Jackson Holdings S.A. 3.75%, 06/30/2019	959,938
	Level 3 Financing, Inc.
1,255,000	3.50%, 05/31/2022	1,235,547
510,000	4.00%, 08/01/2019	508,852
1,228,500	4.00%, 01/15/2020	1,225,429
565,000	T-Mobile USA, Inc. 3.50%, 11/09/2022	565,107
1,087,730	Telesat Canada 3.50%, 03/28/2019	1,065,975
2,240,841	Univision Communications, Inc. 4.00%, 03/01/2020	2,183,956
220,000	Zayo Group, LLC 0.00%, 05/06/2021(8)	220,139
	Ziggo Financing Partnership
305,074	3.50%, 01/15/2022	295,504
196,596	3.51%, 01/15/2022	190,429
323,330	3.60%, 01/15/2022	313,187

		10,328,637

	Trucking & Leasing - 0.0%
184,688	AWAS Finance Luxembourg S.a.r.l. 3.50%, 06/10/2016	184,111

	Total Senior Floating Rate Interests (cost $140,617,925)	135,084,138

U.S. Government Agencies - 14.5%
	FHLMC - 6.1%
47,500,000	0.88%, 03/07/2018	47,485,607
629,615	1.28%, 04/25/2024(2)	628,970
459,155	1.43%, 02/25/2024(2)	459,334
11,895,583	1.80%, 07/25/2021(2)(5)	887,540
13,220,606	2.12%, 08/25/2018(2)(5)	553,912
1,909,744	3.50%, 04/01/2027	2,020,584

		52,035,947

	FNMA - 8.3%
42,500,000	1.38%, 01/28/2019	42,881,480
6,920,526	3.00%, 12/01/2030	7,218,031
7,000,000	3.00%, 02/01/2031(9)	7,294,738
6,798,413	3.50%, 12/01/2026	7,197,619
5,600,000	3.50%, 02/01/2031(9)	5,918,006

		70,509,874

	GNMA - 0.1%
440,366	5.00%, 08/20/2039	475,473
403,479	6.50%, 05/16/2031	470,658

		946,131

	Total U.S. Government Agencies (cost $122,507,178)	123,491,952

	Total Long-Term Investments (cost $810,631,906)	803,046,066
Short-Term Investments - 8.6%
	Other Investment Pools & Funds - 8.6%
73,004,027	Fidelity Money Market Class 1	73,004,027

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Short-Term Investments (cost $73,004,027)		$73,004,027

Total Investments (cost $883,635,933)^	102.9%	$876,050,093
Other Assets and Liabilities	(2.9)%	(24,630,461)

Total Net Assets	100.0%	$851,419,632

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,582,377
Unrealized Depreciation	(11,168,217)

Net Unrealized Depreciation	$(7,585,840)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $168,541,855, which represents 19.8% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strip.
(6)	Security is a zero-coupon bond.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(8)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2-Year Note Future	551	03/31/2016	$119,862,614	$120,462,375	$599,761

Short position contracts:
U.S. Treasury 10-Year Note Future	34	03/21/2016	$4,293,122	$4,405,656	$(112,534)
U.S. Treasury 5-Year Note Future	727	03/31/2016	86,301,264	87,728,453	(1,427,189)
U.S. Treasury Long Bond Future	10	03/21/2016	1,535,731	1,610,313	(74,582)

Total					$(1,614,305)

Total futures contracts					$(1,014,544)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford Short Duration Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The Hartford Short Duration Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$111,039,237	$—	$111,039,237	$—
Corporate Bonds	431,471,841	—	431,471,841	—
Municipal Bonds	1,958,898	—	1,958,898	—
Senior Floating Rate Interests	135,084,138	—	135,084,138	—
U.S. Government Agencies	123,491,952	—	123,491,952	—
Short-Term Investments	73,004,027	73,004,027	—	—
Futures Contracts(2)	599,761	599,761	—	—

Total	$876,649,854	$73,603,788	$803,046,066	$—

Liabilities
Futures Contracts(2)	$(1,614,305)	$(1,614,305)	$—	$—

Total	$(1,614,305)	$(1,614,305)	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Hartford Small Cap Core Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 99.3%
	Automobiles & Components - 1.1%
40,566	Cooper Tire & Rubber Co.	$1,479,036
2,451	Cooper-Standard Holding, Inc.*	169,756
6,594	Thor Industries, Inc.	345,724

		1,994,516

	Banks - 7.4%
47,025	Banc of California, Inc.	710,078
39,826	Banco Latinoamericano de Comercio Exterior S.A. ADR	928,742
10,340	Berkshire Hills Bancorp, Inc.	287,245
26,394	BofI Holding, Inc.*	452,921
14,930	Central Pacific Financial Corp.	312,784
41,133	Customers Bancorp, Inc.*	1,032,438
15,281	Essent Group Ltd.*	274,600
13,300	Fidelity Southern Corp.	210,140
46,093	First BanCorp*	119,842
34,276	First NBC Bank Holding Co.*	1,075,924
11,643	Flagstar Bancorp, Inc.*	217,142
64,537	Great Western Bancorp, Inc.	1,685,706
22,780	HomeStreet, Inc.*	466,534
11,874	LendingTree, Inc.*	874,995
9,971	MainSource Financial Group, Inc.	221,157
17,665	MGIC Investment Corp.*	116,942
67,011	Popular, Inc.	1,684,657
79,644	Radian Group, Inc.	801,219
34,541	Walker & Dunlop, Inc.*	827,602
26,815	Washington Federal, Inc.	572,500

		12,873,168

	Capital Goods - 6.7%
48,310	Aerojet Rocketdyne Holdings, Inc.*	794,699
15,189	AGCO Corp.	740,768
14,980	American Woodmark Corp.*	1,033,620
12,510	Argan, Inc.	376,801
40,845	Comfort Systems USA, Inc.	1,157,547
28,903	Continental Building Products, Inc.*	431,811
6,600	Douglas Dynamics, Inc.	131,076
12,836	Dycom Industries, Inc.*	850,513
14,052	Encore Wire Corp.	522,875
19,180	FreightCar America, Inc.	365,379
31,925	General Cable Corp.	374,161
2,300	Huntington Ingalls Industries, Inc.	294,124
2,800	Hyster-Yale Materials Handling, Inc.	145,432
40,068	Joy Global, Inc.	399,478
64,683	KBR, Inc.	922,380
10,144	LB Foster Co. Class A	116,960
5,546	Lydall, Inc.*	156,675
30,969	MasTec, Inc.*	478,161
57,049	Meritor, Inc.*	389,645
24,817	MRC Global, Inc.*	249,411
69,017	Taser International, Inc.*	1,062,172
4,200	Timken Co.	111,510
62,556	Wabash National Corp.*	691,869

		11,797,067

	Commercial & Professional Services - 5.7%
68,103	ACCO Brands Corp.*	413,385
3,631	Brink’s Co.	106,751
3,302	CEB, Inc.	194,752
93,153	Civeo Corp.*	100,605
40,232	Deluxe Corp.	2,248,969
10,927	Ennis, Inc.	218,212
46,062	Herman Miller, Inc.	1,180,108
10,300	Interface, Inc.	173,967
43,981	Korn/Ferry International	1,355,055

Hartford Small Cap Core Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

90,953	Pitney Bowes, Inc.	$1,780,860
46,869	Quad/Graphics, Inc.	472,440
17,800	R.R. Donnelley & Sons Co.	248,666
8,700	RPX Corp.*	100,746
12,302	UniFirst Corp.	1,295,401

		9,889,917

	Consumer Durables & Apparel - 3.4%
3,454	Carter’s, Inc.	335,798
6,034	CSS Industries, Inc.	169,013
16,727	Helen of Troy Ltd.*	1,494,892
6,600	iRobot Corp.*	223,938
6,396	Movado Group, Inc.	164,377
38,733	Nautilus, Inc.*	754,519
3,008	Oxford Industries, Inc.	210,139
58,829	Smith & Wesson Holding Corp.*	1,268,353
17,033	Sturm Ruger & Co., Inc.	1,002,392
40,474	ZAGG, Inc.*	373,170

		5,996,591

	Consumer Services - 4.6%
4,700	American Public Education, Inc.*	74,166
74,847	Apollo Education Group, Inc.*	594,285
9,031	Brinker International, Inc.	449,202
19,459	Capella Education Co.	854,445
26,372	Chuy’s Holdings, Inc.*	901,659
9,442	Grand Canyon Education, Inc.*	355,491
6,339	International Speedway Corp. Class A	216,413
46,229	Isle of Capri Casinos, Inc.*	585,259
100,902	LifeLock, Inc.*	1,208,806
35,894	Papa John’s International, Inc.	1,713,939
30,804	Penn National Gaming, Inc.*	435,261
13,442	Strayer Education, Inc.*	717,668

		8,106,594

	Diversified Financials - 2.9%
281,739	Apollo Investment Corp.	1,428,417
22,061	Arlington Asset Investment Corp. Class A	244,877
30,105	Cash America International, Inc.	901,344
29,727	Cowen Group, Inc. Class A*	85,019
16,315	Ezcorp, Inc. Class A*	49,597
22,212	Nelnet, Inc. Class A	721,224
254,922	Prospect Capital Corp.	1,547,376
10,094	WisdomTree Investments, Inc.	121,128

		5,098,982

	Energy - 2.6%
39,816	Alon USA Energy, Inc.	500,885
24,039	CVR Energy, Inc.	841,846
5,633	Dril-Quip, Inc.*	330,319
7,496	Matrix Service Co.*	142,124
73,380	Nordic American Tankers Ltd.	932,660
3,498	Oceaneering International, Inc.	118,407
10,402	Oil States International, Inc.*	293,649
31,422	Pioneer Energy Services Corp.*	43,048
2,713	REX American Resources Corp.*	144,956
6,710	Superior Energy Services, Inc.	69,180
58,443	TETRA Technologies, Inc.*	361,762
25,586	Western Refining, Inc.	841,779

		4,620,615

	Food & Staples Retailing - 0.2%
2,900	Ingles Markets, Inc. Class A	111,244
13,335	SpartanNash Co.	273,634

		384,878

	Food, Beverage & Tobacco - 3.1%
14,559	Cal-Maine Foods, Inc.	734,793
67,313	Dean Foods Co.	1,344,914

Hartford Small Cap Core Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

7,350	Fresh Del Monte Produce, Inc.	$299,953
2,998	Ingredion, Inc.	301,958
35,323	Omega Protein Corp.*	797,947
1,877	Sanderson Farms, Inc.	152,450
31,822	Universal Corp.	1,741,618

		5,373,633

	Health Care Equipment & Services - 4.9%
4,332	ABIOMED, Inc.*	369,649
8,993	Chemed Corp.	1,261,898
16,354	Ensign Group, Inc.	367,147
36,327	HealthEquity, Inc.*	782,847
8,473	Magellan Health, Inc.*	482,961
36,592	Masimo Corp.*	1,344,756
19,256	Molina Healthcare, Inc.*	1,057,347
16,993	PharMerica Corp.*	504,522
103,106	Quality Systems, Inc.	1,351,720
21,438	Rockwell Medical, Inc.*	134,202
39,396	Triple-S Management Corp. Class B*	878,137

		8,535,186

	Household & Personal Products - 0.5%
9,272	Medifast, Inc.	269,166
7,088	Natural Health Trends Corp.	141,406
3,377	Usana Health Sciences, Inc.*	428,541

		839,113

	Insurance - 3.1%
50,924	Ambac Financial Group, Inc.*	714,973
13,566	American Equity Investment Life Holding Co.	246,765
39,387	Assured Guaranty Ltd.	936,623
51,879	CNO Financial Group, Inc.	902,695
5,600	Endurance Specialty Holdings Ltd.	346,808
52,899	Greenlight Capital Re Ltd. Class A*	1,027,299
7,625	Heritage Insurance Holdings, Inc.	151,127
23,500	Maiden Holdings Ltd.	300,800
31,263	Universal Insurance Holdings, Inc.	585,869
3,700	Validus Holdings Ltd.	163,688

		5,376,647

	Materials - 4.1%
2,255	AEP Industries, Inc.	190,863
7,888	Berry Plastics Group, Inc.*	245,317
49,403	Chemtura Corp.*	1,296,335
7,050	Clearwater Paper Corp.*	276,078
41,210	Domtar Corp.	1,329,023
7,530	Innospec, Inc.	375,371
5,704	Kaiser Aluminum Corp.	443,429
9,684	Koppers Holdings, Inc.*	163,950
16,800	Mercer International, Inc.	123,480
47,161	Rayonier Advanced Materials, Inc.	330,127
15,327	Reliance Steel & Aluminum Co.	872,719
19,200	Resolute Forest Products, Inc.*	108,288
37,658	Schnitzer Steel Industries, Inc. Class A	506,500
4,751	Schweitzer-Mauduit International, Inc.	199,542
5,376	Stepan Co.	241,705
15,648	Worthington Industries, Inc.	478,672

		7,181,399

	Media - 1.2%
10,930	Gray Television, Inc.*	143,730
90,015	MSG Networks, Inc. Class A*	1,574,362
24,310	World Wrestling Entertainment, Inc. Class A	435,149

		2,153,241

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
3,604	Bio-Rad Laboratories, Inc. Class A*	459,906
23,431	BioSpecifics Technologies Corp.*	894,596
17,546	Cambrex Corp.*	607,794

Hartford Small Cap Core Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

69,094	Cytokinetics, Inc.*	$532,024
7,525	Eagle Pharmaceuticals, Inc.*	541,048
46,889	Emergent Biosolutions, Inc.*	1,716,137
84,725	Geron Corp.*	258,411
21,143	Halozyme Therapeutics, Inc.*	186,058
21,462	ImmunoGen, Inc.*	182,212
11,428	INC Research Holdings, Inc. Class A*	481,462
6,644	Insys Therapeutics, Inc.*	115,273
7,370	Kite Pharma, Inc.*	350,001
4,640	Lannett Co., Inc.*	118,366
9,240	Luminex Corp.*	177,316
51,257	Myriad Genetics, Inc.*	1,997,485
78,717	Orexigen Therapeutics, Inc.*	144,052
32,673	PAREXEL International Corp.*	2,089,765
319,733	PDL Biopharma, Inc.	1,003,962
9,000	Pfenex, Inc.*	79,830
19,480	PRA Health Sciences, Inc.*	839,198
26,970	Prestige Brands Holdings, Inc.*	1,258,960
10,072	Prothena Corp. plc*	392,304
43,493	Sciclone Pharmaceuticals, Inc.*	347,509
111,355	Spectrum Pharmaceuticals, Inc.*	552,321
37,373	Sucampo Pharmaceuticals, Inc. Class A*	472,769
75,466	Supernus Pharmaceuticals, Inc.*	855,785
124,374	ZIOPHARM Oncology, Inc.*	618,139

		17,272,683

	Real Estate - 11.9%
33,386	AG Mortgage Investment Trust, Inc. REIT	391,618
12,596	Altisource Residential Corp. REIT	125,330
61,188	American Capital Mortgage Investment Corp. REIT	797,280
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	748,477
24,761	ARMOUR Residential, Inc. REIT	482,592
137,083	Brandywine Realty Trust REIT	1,758,775
117,090	Capstead Mortgage Corp. REIT	1,093,621
108,077	CBL & Associates Properties, Inc. REIT	1,161,828
12,417	Colony Capital, Inc. Class A, REIT	213,945
48,168	Colony Starwood Homes REIT	1,036,575
58,184	CYS Investments, Inc. REIT	400,888
11,500	Franklin Street Properties Corp. REIT	112,240
32,800	Gramercy Property Trust REIT	239,768
90,844	Hatteras Financial Corp. REIT	1,113,747
9,900	Hospitality Properties Trust REIT	233,541
64,683	Invesco Mortgage Capital, Inc. REIT	732,211
20,559	Ladder Capital Corp. REIT	226,149
90,581	Mack-Cali Realty Corp. REIT	1,883,179
7,479	Marcus & Millichap, Inc. REIT*	176,803
125,351	MFA Financial, Inc. REIT	795,979
27,933	New Residential Investment Corp. REIT	318,157
67,065	New York Mortgage Trust, Inc. REIT	324,595
75,333	PennyMac Mortgage Investment Trust REIT	1,020,762
35,858	Piedmont Office Realty Trust, Inc. Class A, REIT	663,731
9,200	Ramco-Gershenson Properties Trust REIT	157,228
28,139	Redwood Trust, Inc. REIT	303,057
15,861	Resource Capital Corp. REIT	165,272
44,862	Rouse Properties, Inc. REIT	785,085
43,041	Select Income REIT	813,475
155,369	Two Harbors Investment Corp. REIT	1,180,804
29,307	Western Asset Mortgage Capital Corp. REIT	287,502
118,431	WP Glimcher, Inc. REIT	1,075,353

		20,819,567

	Retailing - 6.0%
85,317	American Eagle Outfitters, Inc.	1,249,041
7,796	Big Lots, Inc.	302,329
8,000	Buckle, Inc.	227,360
8,289	Cato Corp. Class A	334,295
18,951	Chico’s FAS, Inc.	196,901

Hartford Small Cap Core Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

1,945	Dillard’s, Inc. Class A	$136,947
62,280	Express, Inc.*	1,056,269
76,628	Francescas Holding Corp.*	1,396,928
5,295	Hibbett Sports, Inc.*	170,287
167,221	JC Penney Co., Inc.*	1,214,024
16,302	Nutrisystem, Inc.	322,943
15,886	Outerwall, Inc.	536,947
14,300	Overstock.com, Inc.*	169,598
10,633	PetMed Express, Inc.	191,607
106,938	Pier 1 Imports, Inc.	429,891
58,989	Select Comfort Corp.*	1,242,308
56,871	Tile Shop Holdings, Inc.*	859,321
9,931	Wayfair, Inc. Class A*	448,881

		10,485,877

	Semiconductors & Semiconductor Equipment - 3.2%
53,520	Integrated Device Technology, Inc.*	1,363,690
46,502	NeoPhotonics Corp.*	417,123
106,646	Photronics, Inc.*	1,273,353
61,631	Teradyne, Inc.	1,197,490
45,368	Tessera Technologies, Inc.	1,307,506

		5,559,162

	Software & Services - 8.6%
12,510	Aspen Technology, Inc.*	405,824
14,500	Convergys Corp.	354,380
30,652	CSG Systems International, Inc.	1,070,981
1,463	DST Systems, Inc.	154,215
9,754	Ellie Mae, Inc.*	681,122
40,673	Fleetmatics Group plc*	1,765,615
40,485	Gigamon, Inc.*	1,058,683
3,124	Global Sources Ltd.*	24,180
25,108	Imperva, Inc.*	1,294,568
24,325	Liquidity Services, Inc.*	158,356
5,539	LogMeIn, Inc.*	289,357
16,518	Luxoft Holding, Inc.*	1,240,171
21,348	Manhattan Associates, Inc.*	1,230,712
22,908	Mentor Graphics Corp.	398,141
22,795	NeuStar, Inc. Class A*	560,301
3,359	Paycom Software, Inc.*	101,274
14,788	Proofpoint, Inc.*	744,724
11,452	Stamps.com, Inc.*	1,074,427
9,002	Sykes Enterprises, Inc.*	265,019
5,901	Verint Systems, Inc.*	216,036
53,650	Web.com Group, Inc.*	1,010,229
44,934	Wix.com Ltd.*	917,552

		15,015,867

	Technology Hardware & Equipment - 4.6%
11,058	Alliance Fiber Optic Products, Inc.*	158,903
26,532	Avnet, Inc.	1,059,157
6,496	Benchmark Electronics, Inc.*	136,416
47,497	Brocade Communications Systems, Inc.	379,026
4,895	DTS, Inc.*	109,061
163,134	Extreme Networks, Inc.*	450,250
13,816	Insight Enterprises, Inc.*	326,472
26,307	Ixia*	251,758
20,385	NETGEAR, Inc.*	761,787
58,998	Sanmina Corp.*	1,105,623
15,549	SYNNEX Corp.	1,305,339
16,103	Tech Data Corp.*	1,004,827
32,635	Ubiquiti Networks, Inc.*	966,322

		8,014,941

	Telecommunication Services - 0.9%
42,009	Inteliquent, Inc.	721,715
32,801	Telephone & Data Systems, Inc.	760,655

Hartford Small Cap Core Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

25,897	Vonage Holdings Corp.*		$132,851

			1,615,221

	Transportation - 1.2%
2,515	Allegiant Travel Co.		403,582
41,460	Hawaiian Holdings, Inc.*		1,459,807
5,900	Werner Enterprises, Inc.		142,485

			2,005,874

	Utilities - 1.5%
26,622	Atlantic Power Corp.		49,783
13,550	El Paso Electric Co.		554,601
19,500	Great Plains Energy, Inc.		543,660
13,640	New Jersey Resources Corp.		480,401
15,349	ONE Gas, Inc.		868,139
3,594	Westar Energy, Inc.		156,555

			2,653,139

	Total Common Stocks (cost $191,387,093)		173,663,878

	Total Long-Term Investments (cost $191,387,093)		173,663,878

Short-Term Investments - 0.7%
	Other Investment Pools & Funds - 0.7%
1,164,645	BlackRock Liquidity Funds TempFund Portfolio		1,164,645

	Total Short-Term Investments (cost $1,164,645)		1,164,645

	Total Investments (cost $192,551,738)^	100.0%	$174,828,523
	Other Assets and Liabilities	0.0%	71,843

	Total Net Assets	100.0%	$174,900,366

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,378,337
Unrealized Depreciation	(21,101,552)

Net Unrealized Depreciation	$(17,723,215)

*	Non-income producing.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Hartford Small Cap Core Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.3%
Consumer Staples	3.8
Energy	2.6
Financials	25.3
Health Care	14.8
Industrials	13.6
Information Technology	16.4
Materials	4.1
Telecommunication Services	0.9
Utilities	1.5

Total	99.3%

Short-Term Investments	0.7
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Hartford Small Cap Core Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$1,994,516	$1,994,516	$—	$—
Banks	12,873,168	12,873,168	—	—
Capital Goods	11,797,067	11,797,067	—	—
Commercial & Professional Services	9,889,917	9,889,917	—	—
Consumer Durables & Apparel	5,996,591	5,996,591	—	—
Consumer Services	8,106,594	8,106,594	—	—
Diversified Financials	5,098,982	5,098,982	—	—
Energy	4,620,615	4,620,615	—	—
Food & Staples Retailing	384,878	384,878	—	—
Food, Beverage & Tobacco	5,373,633	5,373,633	—	—
Health Care Equipment & Services	8,535,186	8,535,186	—	—
Household & Personal Products	839,113	839,113	—	—
Insurance	5,376,647	5,376,647	—	—
Materials	7,181,399	7,181,399	—	—
Media	2,153,241	2,153,241	—	—
Pharmaceuticals, Biotechnology & Life Sciences	17,272,683	17,272,683	—	—
Real Estate	20,819,567	20,819,567	—	—
Retailing	10,485,877	10,485,877	—	—
Semiconductors & Semiconductor Equipment	5,559,162	5,559,162	—	—
Software & Services	15,015,867	15,015,867	—	—
Technology Hardware & Equipment	8,014,941	8,014,941	—	—
Telecommunication Services	1,615,221	1,615,221	—	—
Transportation	2,005,874	2,005,874	—	—
Utilities	2,653,139	2,653,139	—	—
Short-Term Investments	1,164,645	1,164,645	—	—

Total	$174,828,523	$174,828,523	$—	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Small Company Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 91.0%
	Automobiles & Components - 0.0%
7,419	Tenneco, Inc.*	$283,480

	Banks - 4.0%
441,502	Associated Banc-Corp	7,748,360
147,638	EverBank Financial Corp.	2,077,267
5,129	FCB Financial Holdings, Inc. Class A*	172,437
11,603	First Merchants Corp.	265,245
4,058	Flushing Financial Corp.	89,276
6,080	Great Western Bancorp, Inc.	158,810
18,165	MGIC Investment Corp.*	120,252
157,893	PrivateBancorp, Inc.	5,941,514
4,434	Sandy Spring Bancorp, Inc.	117,944
229,219	Sterling Bancorp	3,601,030
295,755	United Community Banks, Inc./GA	5,341,335

		25,633,470

	Capital Goods - 7.0%
9,276	AAON, Inc.	199,712
345,451	Advanced Drainage Systems, Inc.	7,800,284
211,195	Altra Industrial Motion Corp.	4,743,440
77,067	Astronics Corp.*	2,484,640
4,949	AZZ, Inc.	254,774
2,923	DigitalGlobe, Inc.*	38,291
2,207	Esterline Technologies Corp.*	173,713
207,330	Generac Holdings, Inc.*	5,892,319
6,734	Heico Corp. Class A	312,458
2,533	Lennox International, Inc.	303,504
170,940	Masonite International Corp.*	9,488,879
88,852	Middleby Corp.*	8,028,667
2,639	Teledyne Technologies, Inc.*	214,419
4,141	Toro Co.	308,587
4,451	Triumph Group, Inc.	113,500
100,410	Watts Water Technologies, Inc. Class A	4,947,201

		45,304,388

	Commercial & Professional Services - 3.0%
244,972	Advisory Board Co.*	11,212,368
4,480	Deluxe Corp.	250,432
7,692	Exponent, Inc.	394,677
6,411	GP Strategies Corp.*	155,082
7,338	On Assignment, Inc.*	283,614
75,034	TriNet Group, Inc.*	1,110,503
126,163	WageWorks, Inc.*	5,644,533

		19,051,209

	Consumer Durables & Apparel - 3.2%
99,476	G-III Apparel Group Ltd.*	4,910,135
15,786	Kate Spade & Co.*	281,149
3,460	Oxford Industries, Inc.	241,716
1,262,370	Samsonite International S.A.	3,272,146
346,968	Steven Madden Ltd.*	11,203,597
6,443	Taylor Morrison Home Corp. Class A*	77,638
6,294	TopBuild Corp.*	168,553
14,319	Vince Holding Corp.*	74,029
5,728	Vista Outdoor, Inc.*	276,147

		20,505,110

	Consumer Services - 8.0%
19,994	Bloomin’ Brands, Inc.	353,094
4,230	Brinker International, Inc.	210,400
367,842	ClubCorp Holdings, Inc.	4,403,069
13,945	Del Frisco’s Restaurant Group, Inc.*	220,889
548,471	Diamond Resorts International, Inc.*	10,102,836
4,660	Dunkin’ Brands Group, Inc.	183,418
112,071	Jack in the Box, Inc.	8,701,192

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

19,942	La Quinta Holdings, Inc.*	$226,142
4,678	Marriott Vacations Worldwide Corp.	231,046
82,570	Panera Bread Co. Class A*	16,018,580
292,115	Texas Roadhouse, Inc.	10,758,596
7,978	Wingstop, Inc.*	193,546

		51,602,808

	Diversified Financials - 2.4%
4,625	Evercore Partners, Inc. Class A	208,911
81,448	HFF, Inc. Class A*	2,326,969
68,324	MarketAxess Holdings, Inc.	7,941,299
412,474	WisdomTree Investments, Inc.	4,949,688

		15,426,867

	Energy - 2.3%
80,880	Diamondback Energy, Inc.*	6,110,484
437,050	QEP Resources, Inc.	5,602,981
134,451	RSP Permian, Inc.*	3,166,321

		14,879,786

	Food & Staples Retailing - 0.2%
4,280	Casey’s General Stores, Inc.	516,767
11,451	Natural Grocers by Vitamin Cottage, Inc.*	206,233
3,615	PriceSmart, Inc.	276,764

		999,764

	Food, Beverage & Tobacco - 1.5%
1,098,634	Greencore Group plc	6,102,880
305,178	Nomad Foods Ltd.*	2,670,307
4,689	Post Holdings, Inc.*	274,307
4,917	TreeHouse Foods, Inc.*	390,213

		9,437,707

	Health Care Equipment & Services - 8.3%
149,136	Acadia Healthcare Co., Inc.*	9,101,770
5,751	Anika Therapeutics, Inc.*	216,353
675	Atrion Corp.	253,476
5,817	Cynosure, Inc. Class A*	210,575
85,378	DexCom, Inc.*	6,085,744
217,046	Endologix, Inc.*	1,547,538
293,582	Envision Healthcare Holdings, Inc.*	6,488,162
15,165	Globus Medical, Inc. Class A*	378,367
9,023	HealthSouth Corp.	322,933
1,826	HeartWare International, Inc.*	73,296
2,648	ICU Medical, Inc.*	254,870
345,376	Insulet Corp.*	11,459,576
82,207	LifePoint Health, Inc.*	5,737,227
3,224	LivaNova plc*	180,479
8,565	Omnicell, Inc.*	239,734
5,904	Team Health Holdings, Inc.*	241,296
4,828	U.S. Physical Therapy, Inc.	246,952
8,842	Vascular Solutions, Inc.*	241,917
410,851	Veeva Systems, Inc. Class A*	9,901,509
4,366	WellCare Health Plans, Inc.*	331,729

		53,513,503

	Insurance - 2.3%
5,808	AMERISAFE, Inc.	296,266
77,353	Assurant, Inc.	6,289,572
239,994	First American Financial Corp.	8,248,594
6,935	James River Group Holdings Ltd.	235,235

		15,069,667

	Materials - 4.5%
8,466	Boise Cascade Co.*	174,908
412,933	Graphic Packaging Holding Co.	4,690,919
707,587	Headwaters, Inc.*	11,300,164
439,505	KapStone Paper & Packaging Corp.	6,495,884
23,268	OMNOVA Solutions, Inc.*	122,157

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

769,963	Platform Specialty Products Corp.*	$5,874,818
9,107	PolyOne Corp.	246,435
4,894	Silgan Holdings, Inc.	258,746

		29,164,031

	Media - 1.2%
258,854	IMAX Corp.*	8,040,005

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
14,229	Achillion Pharmaceuticals, Inc.*	96,188
4,693	Acorda Therapeutics, Inc.*	172,796
169,328	Aerie Pharmaceuticals, Inc.*	2,800,685
53,643	Agios Pharmaceuticals, Inc.*	2,264,808
6,593	Alder Biopharmaceuticals, Inc.*	159,419
12,800	Amicus Therapeutics, Inc.*	77,312
85,591	Anacor Pharmaceuticals, Inc.*	6,430,452
15,066	Aratana Therapeutics, Inc.*	50,772
414,498	BioCryst Pharmaceuticals, Inc.*	2,889,051
23,154	BioDelivery Sciences International, Inc.*	93,774
130,197	Cepheid*	3,834,302
165,847	Five Prime Therapeutics, Inc.*	5,962,200
150,380	Flexion Therapeutics, Inc.*	2,327,882
106,525	Galapagos N.V. ADR*	5,211,203
5,189	Global Blood Therapeutics, Inc.*	98,228
7,897	GlycoMimetics, Inc.*	37,195
228,026	Intersect ENT, Inc.*	4,065,704
216,881	Ironwood Pharmaceuticals, Inc.*	2,001,812
6,588	Medicines Co.*	227,681
5,571	Neurocrine Biosciences, Inc.*	237,046
618,949	Novavax, Inc.*	3,187,587
4,012	Ophthotech Corp.*	217,410
141,735	Otonomy, Inc.*	2,114,686
5,119	PAREXEL International Corp.*	327,411
89,839	Portola Pharmaceuticals, Inc.*	2,967,382
122,281	PTC Therapeutics, Inc.*	2,912,733
108,672	Relypsa, Inc.*	2,047,381
102,220	TESARO, Inc.*	3,530,679
68,482	Ultragenyx Pharmaceutical, Inc.*	3,845,264
15,339	XenoPort, Inc.*	76,235

		60,265,278

	Real Estate - 2.3%
5,508	Coresite Realty Corp. REIT	353,283
341,499	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,129,907
409,740	Kennedy-Wilson Holdings, Inc. REIT	8,309,527
15,889	Sunstone Hotel Investors, Inc. REIT	188,762

		14,981,479

	Retailing - 4.0%
3,136,600	Allstar Co.*(1)(2)(3)	3,401,329
9,005	Burlington Stores, Inc.*	483,839
3,100	Core-Mark Holding Co., Inc.	251,999
172,733	Dick’s Sporting Goods, Inc.	6,750,406
10,986	DSW, Inc. Class A	263,774
212,609	Five Below, Inc.*	7,490,215
68,948	HSN, Inc.	3,244,693
8,702	Party City Holdco, Inc.*	83,800
65,552	Tory Burch LLC*(1)(2)(3)	3,732,529

		25,702,584

	Semiconductors & Semiconductor Equipment - 4.5%
260,453	Entegris, Inc.*	3,036,882
78,328	First Solar, Inc.*	5,378,001
11,482	Integrated Device Technology, Inc.*	292,561
61,415	M/A-COM Technology Solutions Holdings, Inc.*	2,364,478
263,602	Mellanox Technologies Ltd.*	11,980,711
7,212	MKS Instruments, Inc.	255,593
5,874	SunEdison Semiconductor Ltd.*	36,419

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

228,378	SunPower Corp.*	$5,809,936

		29,154,581

	Software & Services - 18.0%
113,768	Apigee Corp.*	878,289
3,001	Aspen Technology, Inc.*	97,352
153,491	Atlassian Corp. plc Class A*	3,188,008
4,118	Bottomline Technologies de, Inc.*	118,681
2,148	CACI International, Inc. Class A*	178,434
11,467	Cardtronics, Inc.*	353,298
4,370	Cass Information Systems, Inc.	222,433
139,225	comScore, Inc.*	5,364,339
76,851	CoStar Group, Inc.*	13,477,360
25,887	Demandware, Inc.*	1,098,385
10,182	Envestnet, Inc.*	238,768
61,896	EPAM Systems, Inc.*	4,636,010
14,708	Everyday Health, Inc.*	67,657
7,634	Exlservice Holdings, Inc.*	333,300
105,709	Fair Isaac Corp.	10,102,609
19,214	Five9, Inc.*	160,053
5,874	Fleetmatics Group plc*	254,990
128,419	Guidewire Software, Inc.*	7,068,182
67,282	Heartland Payment Systems, Inc.	6,195,327
73,737	HubSpot, Inc.*	2,992,985
4,565	j2 Global, Inc.	331,008
4,293	Manhattan Associates, Inc.*	247,491
4,308	Marketo, Inc.*	81,895
125,404	MAXIMUS, Inc.	6,692,811
5,921	Paycom Software, Inc.*	178,518
5,462	PTC, Inc.*	161,730
3,789	Q2 Holdings, Inc.*	82,070
79,436	Tableau Software, Inc. Class A*	6,373,945
667,714	Telogis, Inc.*(1)(2)(3)	1,075,020
6,282	Textura Corp.*	99,193
60,652	Tyler Technologies, Inc.*	9,526,003
26,269	Ultimate Software Group, Inc.*	4,613,624
49,321	Verint Systems, Inc.*	1,805,642
116,311	Virtusa Corp.*	5,201,428
4,655	WebMD Health Corp.*	237,917
79,198	WEX, Inc.*	5,750,567
298,337	WNS Holdings Ltd. ADR*	8,559,289
214,799	Zendesk, Inc.*	4,727,726
50,524	Zillow Group, Inc. Class A*	1,094,855
114,481	Zillow Group, Inc. Class C*	2,346,861

		116,214,053

	Technology Hardware & Equipment - 1.9%
77,338	Arista Networks, Inc.*	4,642,600
5,053	CDW Corp. of Delaware	194,288
7,934	Ciena Corp.*	140,987
39,253	Coherent, Inc.*	3,033,079
2,342	ePlus, Inc.*	221,811
2,888	FEI Co.	209,236
8,527	NetScout Systems, Inc.*	183,757
142,730	Pure Storage, Inc. Class A*	1,856,917
122,994	Pure Storage, Inc. Class B*(1)(2)(3)	1,541,480
2,902	Rogers Corp.*	137,758

		12,161,913

	Telecommunication Services - 0.0%
20,852	Vonage Holdings Corp.*	106,971

	Transportation - 3.1%
8,897	Celadon Group, Inc.	70,642
388,579	Knight Transportation, Inc.	9,508,528
178,203	Landstar System, Inc.	10,230,634

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

5,955	Marten Transport Ltd.	$99,925

		19,909,729

	Total Common Stocks (cost $652,094,274)	587,408,383

Exchange Traded Funds - 1.3%
	Other Investment Pools & Funds - 1.3%
67,954	iShares Russell 2000 Growth ETF	8,461,632

	Total Exchange Traded Funds (cost $9,426,846)	8,461,632

Preferred Stocks - 3.2%
	Consumer Services - 0.2%
177,795	DraftKings, Inc. Series D*(1)(2)(3)	556,498
160,456	DraftKings, Inc. Series D-1*(1)(2)(3)	649,847

		1,206,345

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	621,059

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)	2,166,448

	Software & Services - 2.4%
106,123	Cloudera, Inc.*(1)(2)(3)	2,223,277
263,189	MarkLogic Corp. Series F*(1)(2)(3)	3,050,361
129,162	Nutanix, Inc.*(1)(2)(3)	1,648,107
909,316	Telogis, Inc.*(1)(2)(3)	4,000,990
98,033	Veracode, Inc.*(1)(2)(3)	2,084,182
658,164	Zuora, Inc. Series F*(1)(2)(3)	2,244,339

		15,251,256

	Telecommunication Services - 0.2%
4,044	DocuSign, Inc. Series B*(1)(2)(3)	61,266
1,211	DocuSign, Inc. Series B-1*(1)(2)(3)	18,347
2,906	DocuSign, Inc. Series D*(1)(2)(3)	44,026
75,160	DocuSign, Inc. Series E*(1)(2)(3)	1,138,674
14,065	DocuSign, Inc. Series F*(1)(2)(3)	213,085

		1,475,398

	Total Preferred Stocks (cost $18,718,928)	20,720,506

	Total Long-Term Investments (cost $680,240,048)	616,590,521

Short-Term Investments - 4.5%
	Other Investment Pools & Funds - 4.5%
29,243,616	Federated Prime Obligations Fund	29,243,616

	Total Short-Term Investments (cost $29,243,616)	29,243,616

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Total Investments (cost $709,483,664)^	100.0%	$645,834,137
Other Assets and Liabilities	0.0%	(215,272)

Total Net Assets	100.0%	$645,618,865

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$35,749,935
Unrealized Depreciation	(99,399,462)

Net Unrealized Depreciation	$(63,649,527)

*	Non-income producing.
(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $30,470,864, which represents 4.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost

08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,545
07/2015	177,795	DraftKings, Inc. Series D Preferred	957,589
07/2015	160,456	DraftKings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
04/2014	122,994	Pure Storage, Inc. Class B	1,934,191
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC	5,137,734
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$28,478,140

  At January 31, 2016, the aggregate value of these securities was $30,470,864, which represents 4.7% of total net assets.

The Hartford Small Company Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $30,470,864, which represents 4.7% of total net assets.

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The Hartford Small Company Fund
Schedule of Investments January 31, 2016 (Unaudited)

Diversification by Sector

as of January 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.2%
Consumer Staples	1.7
Energy	2.3
Financials	12.3
Health Care	17.7
Industrials	13.6
Information Technology	27.2
Materials	4.5

Total	95.5%

Short-Term Investments	4.5
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

The Hartford Small Company Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$283,480	$283,480	$—	$—
Banks	25,633,470	25,633,470	—	—
Capital Goods	45,304,388	45,304,388	—	—
Commercial & Professional Services	19,051,209	19,051,209	—	—
Consumer Durables & Apparel	20,505,110	17,232,964	3,272,146	—
Consumer Services	51,602,808	51,602,808	—	—
Diversified Financials	15,426,867	15,426,867	—	—
Energy	14,879,786	14,879,786	—	—
Food & Staples Retailing	999,764	999,764	—	—
Food, Beverage & Tobacco	9,437,707	3,334,827	6,102,880	—
Health Care Equipment & Services	53,513,503	53,513,503	—	—
Insurance	15,069,667	15,069,667	—	—
Materials	29,164,031	29,164,031	—	—
Media	8,040,005	8,040,005	—	—
Pharmaceuticals, Biotechnology & Life Sciences	60,265,278	60,265,278	—	—
Real Estate	14,981,479	14,981,479	—	—
Retailing	25,702,584	18,568,726	—	7,133,858
Semiconductors & Semiconductor Equipment	29,154,581	29,154,581	—	—
Software & Services	116,214,053	115,139,033	—	1,075,020
Technology Hardware & Equipment	12,161,913	10,620,433	—	1,541,480
Telecommunication Services	106,971	106,971	—	—
Transportation	19,909,729	19,909,729	—	—
Exchange Traded Funds	8,461,632	8,461,632	—	—
Preferred Stocks	20,720,506	—	—	20,720,506
Short-Term Investments	29,243,616	29,243,616	—	—

Total	$645,834,137	$605,988,247	$9,375,026	$30,470,864

(1) For the period ended January 31, 2016, investments valued at $3,272,146 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Preferred Stocks	Total

Beginning balance	$6,554,251	26,038,256	$32,592,507
Purchases	1,934,191	-	1,934,191
Sales	-	(1,934,191)	(1,934,191)
Accrued discounts/(premiums)	-	-	-
Total realized gain/(loss)	-	-	-
Net change in unrealized appreciation/depreciation	1,261,916	(3,383,559)	(2,121,643)
Transfers into Level 3 (1)	-	-	-
Transfers out of Level 3 (1)	-	-	-

Ending balance	$9,750,358	$20,720,506	$30,470,864

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(2,076,582).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Strategic Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 15.2%
	Asset-Backed - Finance & Insurance - 1.1%
	CIFC Funding 2012-II Ltd.
$ 750,000	3.15%, 12/05/2024(1)(2)	$727,950
250,000	6.20%, 12/05/2024(1)(2)	208,800
1,155,000	First Franklin Mortgage Loan Trust 0.67%, 04/25/2036(1)	721,803
2,005,698	GSAMP Trust 0.52%, 01/25/2037(1)	1,161,320
869,000	Sound Point CLO Ltd. 5.22%, 07/15/2025(1)(2)	651,316
894,058	SpringCastle America Funding LLC 2.70%, 05/25/2023(2)	893,705

		4,364,894

	Asset-Backed - Home Equity - 1.6%
	GSAA Home Equity Trust
1,252,162	0.50%, 12/25/2046(1)	630,601
1,814,411	0.51%, 02/25/2037(1)	947,465
524,565	0.53%, 03/25/2037(1)	269,724
651,035	0.60%, 03/25/2047(1)	322,780
1,498,567	0.61%, 11/25/2036(1)	765,523
1,308,837	0.66%, 04/25/2047(1)	813,564
595,926	5.88%, 09/25/2036(3)	322,635
143,629	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.58%, 06/25/2036(1)	126,058
2,871,284	Morgan Stanley Mortgage Loan Trust 0.60%, 11/25/2036(1)	1,270,689
86,743	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	45,807
	Soundview Home Loan Trust
1,565,937	0.67%, 07/25/2036(1)	922,295
280,000	0.68%, 11/25/2036(1)	188,438

		6,625,579

	Commercial Mortgage-Backed Securities - 2.2%
325,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(2)	176,657
180,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(1)(2)	132,465
330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	266,689
105,000	Commercial Mortgage Trust 4.73%, 10/15/2045(1)(2)	88,612
1,795,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	1,622,974
	GS Mortgage Securities Trust
270,000	3.58%, 06/10/2047(2)	179,737
465,167	3.67%, 04/10/2047(2)	338,990
1,264,867	Hilton USA Trust 4.18%, 11/05/2030(1)(2)	1,256,230
485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	385,706
	JP Morgan Chase Commercial Mortgage Securities Trust
560,000	2.73%, 10/15/2045(1)(2)	389,838
125,000	4.00%, 08/15/2046(1)(2)	103,490
390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	308,940
365,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	297,492
240,000	UBS-Barclays Commercial Mortgage Trust 4.23%, 03/10/2046(1)(2)	188,562
710,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	709,819
	WF-RBS Commercial Mortgage Trust
665,000	3.02%, 11/15/2047(2)	416,763

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,750,000	4.96%, 11/15/2045(1)(2)	$1,520,930
170,000	5.00%, 06/15/2044(1)(2)	155,993
195,505	5.00%, 04/15/2045(1)(2)	148,724

		8,688,611

	Whole Loan Collateral CMO - 10.3%
	Adjustable Rate Mortgage Trust
105,624	0.68%, 01/25/2036(1)	86,663
119,809	0.93%, 01/25/2036(1)	103,473
	Alternative Loan Trust
655,985	0.74%, 11/25/2035(1)	540,571
2,225,042	0.83%, 10/25/2036(1)	1,547,176
846,254	5.50%, 12/25/2035	737,123
1,315,735	5.75%, 05/25/2036	1,098,259
1,024,397	6.00%, 05/25/2036	869,451
	American Home Mortgage Assets Trust
421,942	0.55%, 03/25/2047(1)	305,257
128,406	0.62%, 09/25/2046(1)	88,261
771,841	1.23%, 10/25/2046(1)	547,190
	Banc of America Funding Trust
559,690	0.62%, 10/20/2036(1)	433,867
181,667	5.85%, 01/25/2037(3)	150,801
320,066	Banc of America Mortgage Trust 2.85%, 09/25/2035(1)	292,644
	BCAP LLC Trust
715,934	0.60%, 01/25/2037(1)	571,096
706,811	0.61%, 03/25/2037(1)	589,623
705,946	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(1)	692,440
228,857	Bear Stearns Alt-A Trust 0.75%, 08/25/2036(1)	168,841
362,491	Bear Stearns Mortgage Funding Trust 0.61%, 10/25/2036(1)	299,293
1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	1,005,949
147,807	CHL Mortgage Pass-Through Trust 2.63%, 03/20/2036(1)	130,488
	Connecticut Avenue Securities
600,000	3.03%, 05/25/2024(1)	511,893
880,000	3.33%, 07/25/2024(1)	773,489
1,550,000	3.43%, 07/25/2024(1)	1,361,450
220,000	4.43%, 05/25/2025(1)	202,033
475,000	5.33%, 11/25/2024(1)	461,377
	Countrywide Home Loans, Inc.
1,089,577	2.73%, 09/25/2047(1)	975,047
953,491	5.75%, 08/25/2037	890,429
366,636	Deutsche Alt-A Securities Mortgage Loan Trust 0.58%, 03/25/2037(1)	264,929
539,979	DSLA Mortgage Loan Trust 1.18%, 03/19/2046(1)	390,079
144,455	First Horizon Mortgage Pass-Through Trust 2.70%, 08/25/2037(1)	114,960
	GMAC Mortgage Corp. Loan Trust
818,306	3.07%, 09/19/2035(1)	753,682
126,104	3.13%, 04/19/2036(1)	113,506
	GSR Mortgage Loan Trust
134,233	2.84%, 10/25/2035(1)	116,592
1,132,940	2.89%, 04/25/2035(1)	1,077,338
1,659,031	3.20%, 01/25/2036(1)	1,520,527
	HarborView Mortgage Loan Trust
306,330	0.62%, 01/19/2038(1)	248,897
3,251,608	0.67%, 12/19/2036(1)	2,244,780
795,235	0.76%, 09/19/2035(1)	621,835
75,029	Impac CMB Trust 2.68%, 02/25/2036(1)	72,238
1,595,572	Impac Secured Assets Corp. 0.71%, 08/25/2036(1)	1,164,762

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	IndyMac Index Mortgage Loan Trust
$ 235,818	0.67%, 07/25/2035(1)	$204,928
517,740	0.71%, 07/25/2035(1)	423,664
717,708	0.72%, 01/25/2036(1)	459,468
1,283,457	0.83%, 07/25/2046(1)	715,208
	JP Morgan Mortgage Trust
435,460	2.55%, 11/25/2035(1)	404,145
1,143,474	2.70%, 05/25/2036(1)	1,023,040
316,100	2.74%, 09/25/2035(1)	300,372
	Lehman XS Trust
468,162	0.64%, 07/25/2046(1)	365,105
177,743	0.67%, 06/25/2047(1)	119,323
84,719	Luminent Mortgage Trust 0.63%, 10/25/2046(1)	71,994
370,497	Merrill Lynch Mortgage Investors Trust 2.72%, 07/25/2035(1)	293,651
1,908,178	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(1)	1,422,350
540,511	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	493,293
	Residential Accredit Loans, Inc.
231,322	0.73%, 04/25/2036(1)	156,308
233,531	1.09%, 09/25/2046(1)	163,444
1,682,843	1.53%, 11/25/2037(1)	1,052,529
100,827	6.00%, 12/25/2035	87,759
1,117,718	Residential Asset Securitization Trust 0.88%, 03/25/2035(1)	905,831
	Residential Funding Mortgage Securities, Inc.
1,158,049	2.88%, 08/25/2035(1)	867,504
106,571	3.17%, 04/25/2037(1)	90,010
63,694	Sequoia Mortgage Trust 2.68%, 07/20/2037(1)	54,645
1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,040,946
1,833,711	Structured Adjustable Rate Mortgage Loan Trust 2.64%, 02/25/2036(1)	1,465,292
1,562,261	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(1)	1,203,392
	WaMu Mortgage Pass-Through Certificates Trust
172,423	0.85%, 06/25/2044(1)	154,962
1,394,683	1.08%, 12/25/2046(1)	1,073,132
72,532	1.29%, 08/25/2046(1)	59,964
161,699	2.15%, 11/25/2046(1)	144,198
297,463	2.20%, 06/25/2037(1)	256,602
363,255	4.28%, 08/25/2036(1)	321,729
1,000,281	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.03%, 07/25/2036(1)	566,080
206,791	Wells Fargo Alternative Loan Trust 2.74%, 12/28/2037(1)	177,354
	Wells Fargo Commercial Mortgage Trust
685,000	2.88%, 05/15/2048(1)(2)	416,085
205,000	3.36%, 09/15/2058(2)	127,448
333,216	Wells Fargo Mortgage Backed Securities Trust 2.74%, 09/25/2036(1)	312,834

		41,132,898

	Total Asset & Commercial Mortgage Backed Securities (cost $61,364,584)	60,811,982

Corporate Bonds - 25.6%
	Advertising - 0.0%
45,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	46,350

	Apparel - 0.3%
950,000	William Carter Co. 5.25%, 08/15/2021	978,500

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Auto Parts & Equipment - 0.0%
$ 150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	$140,625

	Chemicals - 0.3%
545,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	527,969
845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	792,187

		1,320,156

	Commercial Banks - 6.9%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 2,400,000	7.00%, 02/19/2019(1)(4)(5)	2,446,000
$ 800,000	9.00%, 05/09/2018(1)(4)(5)	836,000
	Banco Santander S.A.
EUR 1,400,000	6.25%, 09/11/2021(1)(4)(5)	1,382,020
$ 1,600,000	6.38%, 05/19/2019(1)(4)(5)	1,475,430
EUR 625,000	Bank of Ireland 7.38%, 06/18/2020(1)(4)(5)	686,663
	Barclays plc
1,550,000	8.00%, 12/15/2020(1)(4)	1,761,140
$ 1,050,000	8.25%, 12/15/2018(1)(4)	1,099,771
	CIT Group, Inc.
600,000	5.38%, 05/15/2020	621,000
517,000	5.50%, 02/15/2019(2)	533,803
310,000	Citigroup, Inc. 5.50%, 09/13/2025	332,607
EUR 250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.50%, 06/29/2020(1)(4)(5)	266,424
	Credit Agricole S.A.
1,050,000	6.50%, 06/23/2021(1)(4)(5)	1,126,091
$ 810,000	6.63%, 09/23/2019(1)(2)(4)	762,140
2,795,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(4)	2,728,384
895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	869,194
2,115,000	JP Morgan Chase & Co. 5.63%, 08/16/2043	2,308,855
EUR 1,300,000	KBC Groep N.V. 5.63%, 03/19/2019(1)(4)(5)	1,390,687
	Lloyds Banking Group plc
950,000	6.38%, 06/27/2020(1)(4)(5)	1,057,437
GBP 1,050,000	7.00%, 06/27/2019(1)(4)(5)	1,468,373
$ 360,000	Morgan Stanley 4.30%, 01/27/2045	338,119
	Royal Bank of Scotland Group plc
1,315,000	7.50%, 08/10/2020(1)(4)	1,338,013
275,000	8.00%, 08/10/2025(1)(4)	282,219
1,825,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(4)(5)	1,902,103
600,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(4)	566,022

		27,578,495

	Commercial Services - 0.5%
1,200,000	ADT Corp. 6.25%, 10/15/2021	1,245,000
315,000	Cardtronics, Inc. 5.13%, 08/01/2022	307,125
	United Rentals North America, Inc.
200,000	4.63%, 07/15/2023	194,000
280,000	5.50%, 07/15/2025	249,900

		1,996,025

	Construction Materials - 0.8%
	Building Materials Corp. of America
755,000	5.38%, 11/15/2024(2)	743,675

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 150,000	6.00%, 10/15/2025(2)	$153,000
595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	602,061
1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,203,600
440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	427,900

		3,130,236

	Diversified Financial Services - 0.7%
970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	950,600
160,000	Aircastle Ltd. 5.50%, 02/15/2022	159,200
	International Lease Finance Corp.
390,000	5.88%, 04/01/2019	404,137
100,000	5.88%, 08/15/2022	103,500
80,000	6.25%, 05/15/2019	83,800
	Navient Corp.
340,000	5.50%, 01/15/2019	318,750
690,000	8.45%, 06/15/2018	714,150

		2,734,137

	Electric - 1.4%
1,235,000	AES Corp. 8.00%, 06/01/2020	1,346,150
1,270,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	1,106,216
645,000	NRG Energy, Inc. 6.25%, 07/15/2022	532,125
2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(5)	2,428,837

		5,413,328

	Electrical Components & Equipment - 0.1%
400,000	EnerSys 5.00%, 04/30/2023(2)	394,000

	Engineering & Construction - 0.3%
1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,366,672

	Environmental Control - 0.2%
	Clean Harbors, Inc.
60,000	5.13%, 06/01/2021	60,300
601,000	5.25%, 08/01/2020	612,269

		672,569

	Food - 0.1%
560,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(2)	522,200

	Forest Products & Paper - 0.2%
	Cascades, Inc.
120,000	5.50%, 07/15/2022(2)	114,900
255,000	5.75%, 07/15/2023(2)	243,525
440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	423,500

		781,925

	Healthcare-Services - 1.0%
645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	640,162
50,000	HCA Holdings, Inc. 6.25%, 02/15/2021	52,750
	HCA, Inc.
305,000	4.75%, 05/01/2023	305,762
30,000	5.38%, 02/01/2025	30,338
970,000	6.50%, 02/15/2020	1,069,425

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 285,000	LifePoint Health, Inc. 5.88%, 12/01/2023	$295,688
90,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	92,250
1,080,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,142,100
450,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	457,875

		4,086,350

	Home Builders - 0.5%
551,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	555,132
	Lennar Corp.
885,000	4.50%, 06/15/2019	907,125
50,000	4.75%, 11/15/2022	48,750
450,000	Meritage Homes Corp. 6.00%, 06/01/2025	438,750

		1,949,757

	Insurance - 0.7%
1,330,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(4)	1,358,263
EUR 1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,604,777

		2,963,040

	Iron/Steel - 0.4%
$ 900,000	ArcelorMittal 6.25%, 08/05/2020	726,750
	Steel Dynamics, Inc.
290,000	5.13%, 10/01/2021	270,425
155,000	5.50%, 10/01/2024	139,888
880,000	United States Steel Corp. 7.38%, 04/01/2020	418,000

		1,555,063

	IT Services - 0.1%
250,000	NCR Corp. 4.63%, 02/15/2021	237,500

	Lodging - 0.3%
420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	443,100
710,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	679,825

		1,122,925

	Machinery - Construction & Mining - 0.1%
245,000	Oshkosh Corp. 5.38%, 03/01/2025	242,550

	Machinery-Diversified - 0.1%
465,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	441,750

	Media - 1.8%
	CCO Holdings LLC / CCO Holdings Capital Corp.
30,000	5.13%, 02/15/2023	29,925
770,000	5.25%, 09/30/2022	779,625
70,000	5.75%, 09/01/2023	71,567
10,000	5.75%, 01/15/2024	10,288
15,000	6.63%, 01/31/2022	15,900
	CCO Safari II LLC
350,000	4.91%, 07/23/2025(2)	350,347
195,000	6.48%, 10/23/2045(2)	196,314
	DISH DBS Corp.
55,000	5.88%, 11/15/2024	49,019
625,000	6.75%, 06/01/2021	637,500
425,000	7.88%, 09/01/2019	461,125

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 260,000	Grupo Televisa S.A.B. 5.00%, 05/13/2045	$219,469
810,000	Liberty Interactive LLC 8.25%, 02/01/2030	801,900
440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	466,400
235,000	Numericable-SFR SAS 4.88%, 05/15/2019(2)	233,237
	TEGNA, Inc.
220,000	4.88%, 09/15/2021(2)	221,100
895,000	5.13%, 10/15/2019	937,512
470,000	5.13%, 07/15/2020	486,450
5,000	5.50%, 09/15/2024(2)	5,025
30,000	6.38%, 10/15/2023	31,650
300,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	313,674
	Videotron Ltd.
110,000	5.00%, 07/15/2022	110,963
750,000	5.38%, 06/15/2024(2)	755,625

		7,184,615

	Oil & Gas - 4.4%
205,000	Antero Resources Corp. 5.63%, 06/01/2023(2)	170,150
	Concho Resources, Inc.
20,000	5.50%, 10/01/2022	18,000
115,000	6.50%, 01/15/2022	107,525
2,476,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,713,887
181,000	Harvest Operations Corp. 6.88%, 10/01/2017	125,795
271,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	141,598
675,000	Pacific Exploration and Production Corp. 7.25%, 12/12/2021(2)	84,375
610,000	Pertamina Persero PT 5.63%, 05/20/2043(5)	475,304
	Petrobras Global Finance B.V.
1,145,000	4.38%, 05/20/2023	754,200
1,335,000	5.38%, 01/27/2021	1,002,919
GBP 325,000	5.38%, 10/01/2029	264,401
$ 410,000	6.75%, 01/27/2041	257,664
	Petroleos de Venezuela S.A.
4,005,000	5.38%, 04/12/2027(5)	1,161,450
2,355,000	5.50%, 04/12/2037(5)	685,305
5,300,000	6.00%, 11/15/2026(5)	1,557,670
	Petroleos Mexicanos
415,000	5.50%, 02/04/2019(2)	418,714
5,858,000	5.50%, 06/27/2044	4,415,760
MXN 12,500,000	7.47%, 11/12/2026	606,420
$ 455,000	Tesoro Corp. 5.13%, 04/01/2024	427,700
	WPX Energy, Inc.
260,000	5.25%, 09/15/2024	141,700
425,000	6.00%, 01/15/2022	246,500
2,867,000	YPF S.A. 8.50%, 07/28/2025(5)	2,668,102
315,000	Zhaikmunai LLP 7.13%, 11/13/2019(5)	230,662

		17,675,801

	Packaging & Containers - 0.3%
125,000	Ball Corp. 4.38%, 12/15/2020	129,492
635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	635,000

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 215,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	$210,969

		975,461

	Pipelines - 1.0%
	DCP Midstream LLC
55,000	5.35%, 03/15/2020(2)	44,961
65,000	9.75%, 03/15/2019(2)	61,323
	DCP Midstream Operating L.P.
70,000	2.70%, 04/01/2019	56,181
40,000	3.88%, 03/15/2023	26,889
145,000	4.95%, 04/01/2022	108,776
100,000	5.60%, 04/01/2044	59,689
1,255,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,104,400
1,915,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	1,435,398
	MPLX L.P.
210,000	4.88%, 12/01/2024(2)	163,901
205,000	4.88%, 06/01/2025(2)	160,115
	Tesoro Logistics L.P.
230,000	5.50%, 10/15/2019(2)	213,612
625,000	6.25%, 10/15/2022(2)	568,750

		4,003,995

	REITS - 0.1%
350,000	Equinix, Inc. 5.38%, 04/01/2023	362,250

	Retail - 0.1%
425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	404,281
120,000	Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/01/2025	123,900

		528,181

	Savings & Loans - 0.5%
GBP 1,500,000	Nationwide Building Society 6.88%, 06/20/2019(1)(4)(5)	2,078,465

	Semiconductors - 0.2%
	NXP B.V. / NXP Funding LLC
$ 200,000	4.13%, 06/15/2020(2)	199,000
230,000	4.63%, 06/15/2022(2)	223,675
	Sensata Technologies B.V.
265,000	5.00%, 10/01/2025(2)	255,063
45,000	5.63%, 11/01/2024(2)	45,900

		723,638

	Shipbuilding - 0.0%
60,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	61,800

	Software - 0.6%
	Activision Blizzard, Inc.
1,415,000	5.63%, 09/15/2021(2)	1,485,750
75,000	6.13%, 09/15/2023(2)	80,250
	First Data Corp.
95,000	5.00%, 01/15/2024(2)	95,000
530,000	5.38%, 08/15/2023(2)	540,600
	MSCI, Inc.
45,000	5.25%, 11/15/2024(2)	46,406
245,000	5.75%, 08/15/2025(2)	259,088

		2,507,094

	Telecommunications - 1.6%
390,000	AT&T, Inc. 4.75%, 05/15/2046	345,807
300,000	CommScope, Inc. 4.38%, 06/15/2020(2)	305,250

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 365,000	Digicel Group Ltd. 7.13%, 04/01/2022(5)	$272,107
150,000	Frontier Communications Corp. 10.50%, 09/15/2022(2)	145,875
1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	962,042
380,000	Nokia Oyj 6.63%, 05/15/2039	385,700
	Sprint Communications, Inc.
1,114,000	7.00%, 03/01/2020(2)	1,069,440
476,000	9.00%, 11/15/2018(2)	485,520
	T-Mobile USA, Inc.
85,000	6.13%, 01/15/2022	86,488
400,000	6.46%, 04/28/2019	412,500
40,000	6.63%, 11/15/2020	41,140
750,000	6.63%, 04/28/2021	775,312
195,000	6.73%, 04/28/2022	200,119
301,500	UPCB Finance VI Ltd. 6.88%, 01/15/2022(2)	318,082
550,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	540,375

		6,345,757

	Total Corporate Bonds (cost $113,577,355)	102,121,210

Foreign Government Obligations - 19.4%
	Angola - 0.1%
455,000	Republic of Angola 9.50%, 11/12/2025(2)	380,016

	Argentina - 0.3%
918,335	Argentine Republic Government International Bond 8.28%, 12/31/2033(6)	1,033,127
325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	333,983

		1,367,110

	Austria - 0.2%
	Austria Government Bond
EUR 220,000	1.65%, 10/21/2024(2)(5)	263,517
400,000	1.95%, 06/18/2019(2)(5)	466,562

		730,079

	Belgium - 0.3%
	Belgium Government Bond
635,000	1.25%, 06/22/2018(5)	714,916
250,000	2.60%, 06/22/2024(2)(5)	319,211
225,000	3.75%, 09/28/2020(2)(5)	288,615

		1,322,742

	Brazil - 0.7%
BRL 5,073,828	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2022(7)	1,200,070
5,224,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	1,071,341
$ 850,000	Brazilian Government International Bond 5.00%, 01/27/2045	584,375

		2,855,786

	Bulgaria - 0.3%
EUR 1,210,000	Bulgaria Government International Bond 3.13%, 03/26/2035(5)	1,180,789

	Cameroon - 0.3%
$ 1,595,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(2)	1,367,712

	Canada - 0.2%
CAD 775,000	Canadian Government Bond 1.75%, 09/01/2019	577,884

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Colombia - 0.8%
	Colombian TES
COP 1,677,907,650	3.00%, 03/25/2033(7)	$419,263
4,747,600,000	5.00%, 11/21/2018	1,358,827
1,280,900,000	7.00%, 05/04/2022	362,497
4,540,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(5)	1,131,770

		3,272,357

	Croatia - 0.4%
EUR 1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(5)	1,726,569

	Denmark - 0.1%
	Denmark Government Bond
DKK 1,745,000	4.00%, 11/15/2019	293,408
105,000	4.50%, 11/15/2039	25,725

		319,133

	Dominican Republic - 0.4%
	Dominican Republic International Bond
$ 570,000	5.50%, 01/27/2025(2)	535,800
1,282,000	5.50%, 01/27/2025(5)	1,205,080

		1,740,880

	El Salvador - 0.3%
1,354,000	El Salvador Government International Bond 5.88%, 01/30/2025(5)	1,076,430

	Finland - 0.1%
	Finland Government Bond
EUR 150,000	1.13%, 09/15/2018(2)(5)	168,947
170,000	1.50%, 04/15/2023(2)(5)	201,689

		370,636

	France - 0.7%
	France Government Bond OAT
300,000	0.01%, 05/25/2020(5)	327,608
1,225,000	0.50%, 11/25/2019(5)	1,364,773
810,000	1.00%, 11/25/2018(5)	910,814

		2,603,195

	Gabon - 0.1%
$ 415,000	Gabon Government International Bond 6.38%, 12/12/2024(5)	319,376

	Ghana - 0.3%
1,255,000	Republic of Ghana 10.75%, 10/14/2030(2)	1,187,958

	Hungary - 0.8%
HUF 49,290,000	Hungary Government Bond 5.50%, 06/24/2025	203,923
$ 2,696,000	Hungary Government International Bond 5.38%, 02/21/2023	2,947,267

		3,151,190

	Indonesia - 1.2%
	Indonesia Government International Bond
775,000	6.63%, 02/17/2037(5)	831,391
765,000	6.75%, 01/15/2044(5)	834,028
1,610,000	7.75%, 01/17/2038(5)	1,914,367
IDR17,347,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	1,213,874

		4,793,660

	Ireland - 0.1%
	Ireland Government Bond
EUR 160,000	3.40%, 03/18/2024(5)	210,290
230,000	4.50%, 10/18/2018	281,201

		491,491

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Italy - 0.8%
	Italy Buoni Poliennali Del Tesoro
EUR 610,000	1.15%, 05/15/2017	$671,011
1,300,000	1.50%, 08/01/2019	1,473,538
525,000	3.75%, 09/01/2024	683,596
175,000	4.75%, 09/01/2021	232,327

		3,060,472

	Japan - 0.5%
	Japan Government Five Year Bond
JPY 77,000,000	0.30%, 03/20/2017	638,496
165,000,000	0.30%, 09/20/2018	1,375,947

		2,014,443

	Kazakhstan - 0.3%
$ 1,245,000	Kazakhstan Government International Bond 6.50%, 07/21/2045(2)	1,207,899

	Macedonia - 0.4%
EUR 1,650,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(5)	1,693,605

	Malaysia - 0.3%
	Malaysia Government Bond
MYR 3,650,000	3.49%, 03/31/2020	881,195
1,620,000	4.26%, 09/15/2016	394,351
325,000	5.73%, 07/30/2019	84,200

		1,359,746

	Mexico - 0.7%
	Mexican Bonos
MXN 3,969,600	6.50%, 06/09/2022	228,760
1,749,000	8.00%, 06/11/2020	107,014
13,759,000	10.00%, 12/05/2024	969,602
	Mexico Government International Bond
$ 520,000	3.50%, 01/21/2021	526,760
990,000	4.60%, 01/23/2046	878,625

		2,710,761

	Netherlands - 0.4%
	Netherlands Government Bond
EUR 350,000	0.25%, 01/15/2020	387,745
700,000	1.25%, 01/15/2019(2)(5)	795,323
195,000	2.00%, 07/15/2024(2)(5)	241,629

		1,424,697

	Norway - 0.1%
NOK 1,305,000	Norway Government Bond 3.75%, 05/25/2021(2)(5)	172,439

	Peru - 0.3%
PEN 3,150,000	Peru Government Bond 5.20%, 09/12/2023	800,550
$ 500,000	Peruvian Government International Bond 4.13%, 08/25/2027	493,750

		1,294,300

	Poland - 0.2%
	Poland Government Bond
PLN 2,303,000	3.25%, 07/25/2025	577,396
390,000	4.00%, 10/25/2023	103,257
1,100,000	5.25%, 10/25/2017	286,977

		967,630

	Romania - 0.6%
RON 750,000	Romania Government Bond 5.85%, 04/26/2023	208,182
EUR 2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(5)	2,353,523

		2,561,705

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Russia - 2.1%
	Russian Federal Bond - OFZ
RUB 38,270,000	7.50%, 02/27/2019	$473,504
131,430,000	14.42%, 01/29/2020(1)	1,795,377
	Russian Foreign Bond - Eurobond
$ 2,000,000	4.88%, 09/16/2023(5)	2,035,000
3,100,000	5.00%, 04/29/2020(5)	3,215,704
1,000,000	5.88%, 09/16/2043(5)	977,044

		8,496,629

	Singapore - 0.0%
SGD 130,000	Singapore Government Bond 3.00%, 09/01/2024	96,774

	South Africa - 0.4%
	South Africa Government Bond
ZAR 12,290,000	7.00%, 02/28/2031	615,343
16,545,000	7.75%, 02/28/2023	971,646
790,000	8.00%, 01/31/2030	43,848

		1,630,837

	Spain - 0.8%
	Spain Government Bond
EUR 340,000	0.50%, 10/31/2017	371,563
575,000	2.75%, 10/31/2024(2)(5)	691,635
700,000	4.50%, 01/31/2018	825,724
915,000	5.50%, 04/30/2021(2)(5)	1,240,497

		3,129,419

	Sweden - 0.1%
	Sweden Government Bond
SEK 1,215,000	1.50%, 11/13/2023	153,050
2,615,000	3.75%, 08/12/2017	324,719

		477,769

	Switzerland - 0.1%
	Switzerland Government Bond
CHF 50,000	2.00%, 05/25/2022(5)	57,022
145,000	3.00%, 01/08/2018(5)	152,580

		209,602

	Thailand - 0.2%
THB 20,992,000	Thailand Government Bond 3.85%, 12/12/2025	663,575

	Tunisia - 0.1%
$ 560,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(5)	464,845

	Turkey - 2.0%
	Turkey Government Bond
TRY 3,802,579	2.00%, 04/16/2025(7)	1,198,875
1,920,000	7.10%, 03/08/2023	537,556
	Turkey Government International Bond
$ 230,000	3.25%, 03/23/2023	213,079
3,385,000	4.88%, 04/16/2043	3,016,881
1,805,000	5.13%, 03/25/2022	1,873,168
1,100,000	6.75%, 04/03/2018	1,181,664

		8,021,223

	United Kingdom - 0.3%
	United Kingdom Gilt
GBP 220,000	1.00%, 09/07/2017(5)	316,744
365,000	1.75%, 07/22/2019(5)	538,291
170,000	2.00%, 07/22/2020(5)	253,873

		1,108,908

	Uruguay - 1.0%
	Uruguay Government International Bond
UYU 68,419,198	3.70%, 06/26/2037(7)	1,693,130
62,408,104	4.25%, 04/05/2027(7)	1,792,563

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

UYU 13,417,754	4.38%, 12/15/2028(7)	$384,105

		3,869,798

	Total Foreign Government Obligations (cost $85,511,674)	77,472,069

Municipal Bonds - 1.0%
	General - 0.8%
$ 915,000	Chicago Transit Auth 6.90%, 12/01/2040	1,080,584
	Puerto Rico Commonwealth Gov’t Employees Retirement System
3,090,000	6.15%, 07/01/2038	872,925
1,300,000	6.20%, 07/01/2039	367,250
2,365,000	6.30%, 07/01/2043	668,112
485,000	6.55%, 07/01/2058	137,013

		3,125,884

	Higher Education - 0.2%
835,000	University of California 4.60%, 05/15/2031	915,586

	Total Municipal Bonds (cost $5,649,294)	4,041,470

Senior Floating Rate Interests - 23.5%(8)
	Advertising - 0.1%
592,523	Acosta Holdco, Inc. 4.25%, 09/26/2021	565,492

	Aerospace/Defense - 0.6%
111,495	DigitalGlobe, Inc. 4.75%, 01/31/2020	109,404
742,500	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	733,219
1,657,142	Transdigm, Inc. 3.50%, 05/14/2022	1,586,978

		2,429,601

	Agriculture - 0.2%
780,807	Pinnacle Operating Corp. 4.75%, 11/15/2018	718,342

	Airlines - 0.1%
596,550	Delta Air Lines, Inc. 3.25%, 10/18/2018	595,381

	Auto Manufacturers - 0.4%
998,766	Chrysler Group LLC 3.50%, 05/24/2017	994,402
442,775	Jaguar Holding Co. 4.25%, 08/18/2022	433,826

		1,428,228

	Biotechnology - 0.1%
430,538	Alkermes, Inc. 3.50%, 09/18/2019	424,079

	Chemicals - 0.6%
64,166	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	63,325
33,293	AIlnex USA, Inc. 4.50%, 10/03/2019	32,856
646,750	Chemours Co. 3.75%, 05/12/2022	571,294
	Ineos U.S. Finance LLC
899,865	3.75%, 05/04/2018	866,120
153,837	4.25%, 03/31/2022	146,530
703,881	Nexeo Solutions LLC 5.00%, 09/08/2017	680,420

		2,360,545

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Coal - 0.2%
$ 270,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	$53,460
	Arch Coal, Inc.
275,000	0.00%, 01/12/2017(9)	262,625
1,181,417	6.25%, 05/16/2018	348,187

		664,272

	Commercial Services - 0.3%
769,945	Brickman Group Ltd. 4.00%, 12/18/2020	744,221
240,108	Moneygram International, Inc. 4.25%, 03/27/2020	219,298
360,170	ON Assignment, Inc. 3.75%, 06/03/2022	359,420

		1,322,939

	Distribution/Wholesale - 0.2%
776,000	FPC Holdings, Inc. 5.25%, 11/19/2019	536,410
305,995	PowerTeam Services LLC 4.25%, 05/06/2020	298,728

		835,138

	Diversified Financial Services - 0.4%
950,230	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	944,053
212,853	TransFirst, Inc. 4.75%, 11/12/2021	212,666
570,111	Walter Investment Management Corp. 4.75%, 12/19/2020	441,482

		1,598,201

	Electric - 0.4%
591,143	Calpine Corp. 4.00%, 10/09/2019	574,803
415,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	236,550
235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	233,973
183,673	LA Frontera Generation LLC 4.50%, 09/30/2020	175,546
991,139	Seadrill Partners Finco LLC 4.00%, 02/21/2021	393,482
500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(6)	150,695

		1,765,049

	Electronics - 0.5%
1,493,673	CDW LLC 3.25%, 04/29/2020	1,465,293
482,737	Ceridian LLC 4.50%, 09/15/2020	416,762

		1,882,055

	Entertainment - 0.1%
356,400	Scientific Games International, Inc. 6.00%, 10/01/2021	316,415

	Environmental Control - 0.1%
407,329	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	392,869

	Food - 1.2%
	Albertsons LLC
1,473,863	5.50%, 08/25/2021	1,440,362
340,000	5.50%, 12/21/2022	331,925
235,000	B&G Foods, Inc. 3.75%, 11/02/2022	234,412

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 478,800	Hostess Brands LLC 4.50%, 08/03/2022	$475,008
590,000	JBS USA LLC 4.00%, 10/30/2022	563,450
1,773,872	U.S. Foods, Inc. 4.50%, 03/31/2019	1,746,714

		4,791,871

	Food Service - 0.1%
369,375	Hearthside Food Solutions 4.50%, 06/02/2021	354,600

	Forest Products & Paper - 0.2%
785,956	Wilsonart LLC 4.00%, 10/31/2019	765,655

	Healthcare-Products - 0.2%
269,325	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	261,245
471,634	Truven Health Analytics, Inc. 4.50%, 06/06/2019	453,358

		714,603

	Healthcare-Services - 1.1%
519,894	American Renal Holdings, Inc. 8.50%, 03/20/2020	493,899
177,750	CDRH Parent, Inc. 5.25%, 07/01/2021	148,718
	Community Health Systems, Inc.
264,672	3.75%, 12/31/2019	253,952
775,539	4.00%, 01/27/2021	745,487
475,000	Envision Healthcare Corp. 4.50%, 10/28/2022	471,181
430,472	Medpace Holdings, Inc. 4.75%, 04/01/2021	425,810
259,193	Opal Acquisition, Inc. 5.00%, 11/27/2020	208,650
847,100	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	742,483
262,350	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	257,103
785,000	U.S. Renal Care, Inc. 5.25%, 12/31/2022	779,607

		4,526,890

	Insurance - 1.2%
	Asurion LLC
388,158	5.00%, 05/24/2019	364,628
1,206,360	5.00%, 08/04/2022	1,100,200
1,585,000	8.50%, 03/03/2021	1,333,667
331,500	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	316,377
394,875	Evertec Group LLC 3.25%, 04/17/2020	375,625
655,015	National Financial Partners Corp. 4.50%, 07/01/2020	624,065
375,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	330,626
407,471	USI, Inc. 4.25%, 12/27/2019	398,560

		4,843,748

	Internet - 0.2%
821,050	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	808,225

	Leisure Time - 1.0%
957,231	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	951,851

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Delta 2 (LUX) S.a.r.l.
$ 2,253,002	4.75%, 07/30/2021	$2,117,123
810,000	7.75%, 07/31/2022	672,300
389,679	Town Sports International LLC 4.50%, 11/15/2020	142,720

		3,883,994

	Lodging - 0.9%
1,325,721	Caesars Entertainment Operating Co. 11.25%, 03/01/2017(6)	1,153,377
453,100	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	374,564
	Four Seasons Holdings, Inc.
302,462	3.50%, 06/27/2020	297,926
275,000	6.25%, 12/27/2020	270,531
182,112	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	181,692
464,711	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	445,541
892,400	MGM Resorts International 3.50%, 12/20/2019	883,476

		3,607,107

	Machinery-Construction & Mining - 0.3%
985,000	American Rock Salt Holdings LLC 4.75%, 05/20/2021	900,861
387,365	Neff Rental LLC 7.25%, 06/09/2021	304,082

		1,204,943

	Machinery-Diversified - 0.8%
808,500	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	751,501
400,775	Gardner Denver, Inc. 4.25%, 07/30/2020	360,044
1,449,573	Gates Global, Inc. 4.25%, 07/05/2021	1,303,412
624,000	MacDermaid, Inc. 5.50%, 06/07/2020	577,512

		2,992,469

	Media - 1.5%
867,855	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	826,996
364,666	AVSC Holding Corp. 4.50%, 01/24/2021	344,610
975,000	Charter Communications Operating LLC 3.50%, 01/24/2023	973,421
523,800	Getty Images, Inc. 4.75%, 10/18/2019	338,113
565,723	ION Media Networks, Inc. 4.75%, 12/18/2020	551,580
495,316	Media General, Inc. 4.00%, 07/31/2020	493,087
415,000	Neptune Finco Corp. 5.00%, 10/09/2022	413,834
544,500	Numericable U.S. LLC 4.50%, 05/21/2020	523,128
1,082,654	Tribune Media Co. 3.75%, 12/27/2020	1,062,809
521,824	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	510,855

		6,038,433

	Metal Fabricate/Hardware - 0.2%
816,213	Rexnord LLC 4.00%, 08/21/2020	776,879

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Mining - 0.2%
$ 132,638	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	$131,270
732,102	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	505,700
357,346	Minerals Technologies, Inc. 3.75%, 05/09/2021	349,306

		986,276

	Miscellaneous Manufacturing - 0.2%
	Husky Injection Molding Systems Ltd.
108,063	4.25%, 06/30/2021	103,155
120,960	7.25%, 06/30/2022	115,214
779,853	Sram LLC 4.03%, 04/10/2020	631,681

		850,050

	Oil & Gas - 0.6%
270,000	Callon Petroleum Co. 8.50%, 10/08/2021	253,800
270,875	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	105,189
526,667	EP Energy LLC 3.50%, 05/24/2018	334,433
473,655	NGPL Pipeco LLC 6.75%, 09/15/2017	446,126
627,551	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	519,298
305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	149,450
705,000	Templar Energy LLC 8.50%, 11/25/2020	40,890
524,300	Western Refining, Inc. 4.25%, 11/12/2020	488,910

		2,338,096

	Oil & Gas Services - 0.2%
896,700	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	617,226
291,313	Paragon Offshore Finance Co. 3.75%, 07/18/2021	54,184

		671,410

	Packaging & Containers - 1.0%
	Berry Plastics Holding Corp.
444,710	3.75%, 01/06/2021	439,106
837,374	4.00%, 10/01/2022	832,886
451,225	BWAY Holding Co., Inc. 5.50%, 08/14/2020	422,744
293,124	Mauser U.S. Corp. 4.50%, 07/31/2021	285,063
219,450	Owens-Illinois, Inc. 3.50%, 09/01/2022	218,737
1,270,195	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,262,942
698,111	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	666,696

		4,128,174

	Pharmaceuticals - 0.6%
1,055,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,040,990
853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	847,464
488,433	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	469,453

		2,357,907

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Real Estate - 0.4%
	DTZ U.S. Borrower LLC
$ 547,250	4.25%, 11/04/2021	$530,378
265,000	9.25%, 11/04/2022	261,468
	Realogy Corp.
22,061	2.43%, 10/10/2016	21,730
721,520	3.75%, 03/05/2020	715,748

		1,529,324

	REITS - 0.1%
200,000	Equinix, Inc. 4.00%, 01/08/2023	200,000

	Retail - 1.9%
975,452	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	924,241
130,000	Coty, Inc. 3.75%, 10/27/2022	129,350
260,000	Galleria Co. 0.00%, 01/26/2023(9)	258,214
518,355	J Crew Group, Inc 4.00%, 03/05/2021	349,890
906,200	Kate Spade & Co. 4.00%, 04/10/2021	872,788
	Michaels Stores, Inc.
510,563	3.75%, 01/28/2020	503,287
420,803	4.00%, 01/28/2020	416,990
826,371	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	715,695
977,542	Party City Holdings, Inc. 4.25%, 08/19/2022	946,994
1,573,113	PetSmart, Inc. 4.25%, 03/11/2022	1,521,986
	Rite Aid Corp.
745,000	4.88%, 06/21/2021	742,393
325,000	5.75%, 08/21/2020	325,000

		7,706,828

	Semiconductors - 0.8%
	Avago Technologies Cayman Ltd.
1,115,000	0.00%, 02/01/2023(9)	1,096,357
778,975	3.75%, 05/06/2021	777,760
	NXP B.V.
499,597	3.25%, 01/11/2020	495,016
760,000	3.75%, 12/07/2020	758,100

		3,127,233

	Software - 2.2%
597,000	Epicor Software Corp. 4.75%, 06/01/2022	569,019
	First Data Corp.
1,815,000	3.93%, 03/24/2018	1,789,663
500,000	3.93%, 09/24/2018	492,590
760,000	4.18%, 07/08/2022	744,990
863,075	Infor US, Inc. 3.75%, 06/03/2020	811,507
	Kronos, Inc.
1,927,683	4.50%, 10/30/2019	1,889,939
668,024	9.75%, 04/30/2020	661,009
870,774	Magic Newco LLC 5.00%, 12/12/2018	867,509
	SS&C Technologies, Inc.
860,000	4.01%, 07/08/2022	855,700
124,165	4.02%, 07/08/2022	123,544

		8,805,470

	Telecommunications - 1.9%
	Altice Financing S.A.
99,500	5.25%, 02/04/2022	98,256

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,888,415	5.50%, 07/02/2019	$1,874,838
149,625	CommScope, Inc. 3.83%, 12/29/2022	148,503
882,154	Entravision Communications Corp. 3.50%, 05/31/2020	860,832
	Level 3 Financing, Inc.
625,000	3.50%, 05/31/2022	615,312
1,135,000	4.00%, 08/01/2019	1,132,446
253,699	LTS Buyer LLC 4.00%, 04/13/2020	248,387
150,700	Salem Communications Corp. 4.50%, 03/13/2020	141,093
410,000	T-Mobile USA, Inc. 3.50%, 11/09/2022	410,078
115,000	TransFirst, Inc. 9.00%, 11/12/2022	115,192
1,627,827	Univision Communications, Inc. 4.00%, 03/01/2020	1,587,429
378,263	XO Communications LLC 4.25%, 03/17/2021	370,618

		7,602,984

	Transportation - 0.1%
	Kenan Advantage Group, Inc.
35,000	1.50%, 01/31/2017(10)	34,475
314,692	4.00%, 07/31/2022	309,971

		344,446

	Trucking & Leasing - 0.1%
614,412	Consolidated Container Co. 5.00%, 07/03/2019	554,175

	Total Senior Floating Rate Interests (cost $101,549,100)	93,810,396

U.S. Government Agencies - 1.8%
	FHLMC - 0.0%
5,450,185	FHLMC(1)(11)	52,375

	FNMA - 1.8%
6,597,000	3.50%, 02/01/2046(12)	6,908,940
376,491	5.50%, 06/25/2042(11)	78,533

		6,987,473

	Total U.S. Government Agencies (cost $6,994,490)	7,039,848

U.S. Government Securities - 9.9%
	U.S. Treasury Securities - 9.9%
	U.S. Treasury Bonds - 0.5%
1,335,000	3.75%, 11/15/2043(13)	1,616,549
45,000	4.50%, 02/15/2036(14)	60,261
50,000	5.38%, 02/15/2031(14)	70,248

		1,747,058

	U.S. Treasury Notes - 9.4%
900,000	0.88%, 01/31/2018(13)	901,090
34,895,000	1.25%, 12/15/2018(14)	35,179,883
80,000	1.88%, 09/30/2017(14)	81,453
495,000	2.00%, 02/15/2025(14)	499,003
910,000	2.13%, 08/15/2021(13)	942,383

		37,603,812

	Total U.S. Government Securities (cost $38,732,792)	39,350,870

Common Stocks - 0.1%
	Energy - 0.1%
83,644,001	KCA Deutag*(2)(15)(16)	328,303

	Total Common Stocks (cost $1,133,543)	328,303

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Preferred Stocks - 0.1%
	Diversified Financials - 0.1%
20,000	GMAC Capital Trust I Series 2		$509,000

	Total Preferred Stocks (cost $513,939)		509,000

	Total Long-Term Investments (cost $415,026,771)		385,485,148
Short-Term Investments - 4.8%
	Other Investment Pools & Funds - 4.8%
19,260,550	Fidelity Money Market Class 1		19,260,550

	Total Short-Term Investments (cost $19,260,550)		19,260,550

	Total Investments Excluding Purchased Options (cost $434,287,321)	101.4%	$404,745,698
	Total Purchased Options (cost $128,471)	0.1%	$203,155

	Total Investments (cost $434,415,792)^	101.5%	$404,948,853
	Other Assets and Liabilities	(1.5)%	(6,024,113)

	Total Net Assets	100.0%	$398,924,740

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$3,910,001
Unrealized Depreciation	(33,376,940)

Net Unrealized Depreciation	$(29,466,939)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $48,060,959, which represents 12.0% of total net assets.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $57,357,842, which represents 14.4% of total net assets.
(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $34,475, which rounds to zero percent of total net assets.
(11)	Securities disclosed are interest-only strip.
(12)	Represents or includes a TBA transaction.
(13)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.
(14)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.
(15)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of this security was $328,303, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(16)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543
At January 31, 2016, the aggregate value of these securities was $328,303, which represents 0.1% of total net assets.

OTC Option Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	8,710,000	$864	$3,808	$(2,944)

Puts
USD Put/CNY Call	JPM	6.65 USD per CNY	02/05/16	USD	2,950,000	$39,619	$28,011	$11,608
USD Put/CNY Call	BOA	6.64 USD per CNY	02/19/16	USD	2,950,000	31,341	30,474	867
USD Put/RUB Call	BOA	79.95 USD per RUB	02/24/16	USD	1,976,000	130,135	65,207	64,928

Total Puts					7,876,000	$201,095	$123,692	$77,403

Total purchased option contracts					16,586,000	$201,959	$127,500	$74,459

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	145,000	$330	$264	$66
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	380,000	866	706	160

Total Calls					525,000	$1,196	$970	$226

Total purchased swaption contracts					525,000	$1,196	$970	$226

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(28,025,000)	$(113,233)	$(288,961)	$175,728

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(27,495,000)	(384,523)	(364,236)	(20,287)

Total Calls					(55,520,000)	$(497,756)	$(653,197)	$155,441

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(28,025,000)	$(422,176)	$(349,795)	$(72,381)
Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(27,495,000)	(187,184)	(223,916)	36,732

Total Puts					(55,520,000)	$(609,360)	$(573,711)	$(35,649)

Total written swaption contracts					(111,040,000)	$(1,107,116)	$(1,226,908)	$119,792

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10-Year Mini JGB Future	16	03/11/2016	$1,967,314	$1,988,618	$21,304
3-Month Sterling Future	2	06/21/2017	352,306	353,553	1,247
Australian 10-Year Bond Future	9	03/15/2016	813,307	824,327	11,020
Australian 3-Year Bond Future	7	03/15/2016	551,461	554,849	3,388
Australian Dollar Future	58	03/14/2016	4,107,247	4,090,740	(16,507)
British Pound Future	18	03/14/2016	1,611,492	1,602,225	(9,267)
Canadian Dollar Future	69	03/15/2016	4,974,009	4,924,530	(49,479)
Canadian Government 10-Year Bond Future	6	03/21/2016	613,570	611,778	(1,792)
Euro-BTP Future	8	03/08/2016	1,207,221	1,212,776	5,555
Euro-OAT Future	10	03/08/2016	1,649,930	1,673,266	23,336
Euro-Schatz Future	5	03/08/2016	605,380	605,700	320
Japan 10-Year Bond Future	4	03/14/2016	4,914,250	4,969,892	55,642
Long Gilt Future	10	03/29/2016	1,685,648	1,714,439	28,791
U.S. Treasury 10-Year Note Future	959	03/21/2016	121,399,233	124,265,422	2,866,189
U.S. Treasury 2-Year Note Future	116	03/31/2016	25,224,869	25,360,500	135,631
U.S. Treasury Long Bond Future	57	03/21/2016	8,803,417	9,178,781	375,364

Total					$3,450,742

Short position contracts:
3-Month Sterling Future	2	06/20/2018	$351,090	$352,413	$(1,323)
Euro BUXL 30-Year Bond Future	9	03/08/2016	1,508,297	1,585,497	(77,200)
Euro FX Future	42	03/14/2016	5,786,829	5,690,213	96,616
Euro-BOBL Future	3	03/08/2016	428,680	430,384	(1,704)
Euro-Bund Future	9	03/08/2016	1,551,876	1,592,614	(40,738)
Japanese Yen Future	40	03/14/2016	4,186,541	4,131,750	54,791
Swiss Franc Future	22	03/14/2016	2,797,549	2,687,850	109,699
U.S. Treasury 5-Year Note Future	440	03/31/2016	52,641,572	53,095,625	(454,053)
U.S. Treasury CME Ultra Long Term Bond Future	10	03/21/2016	1,659,494	1,661,875	(2,381)

Total					$(316,293)

Total futures contracts					$3,134,449

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$13,397,000	02/01/2046	$(14,030,480)	$(158,305)
FNMA, 3.50%	6,800,000	03/01/2046	(7,104,805)	(41,305)

Total (proceeds $20,935,675)			$(21,135,285)	$(199,610)

At January 31, 2016, the aggregate market value of these securities represents (5.3)% of total net assets.

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	63,428	(0.32%)	07/25/45	$15,788	$—	$12,664	$(3,124)
ABX.HE.AA.06-1	JPM	USD	86,081	(0.32%)	07/25/45	22,758	—	17,188	(5,570)
ABX.HE.AA.06-1	BCLY	USD	68,864	(0.32%)	07/25/45	38,909	—	13,750	(25,159)
ABX.HE.AA.06-1	BCLY	USD	77,019	(0.32%)	07/25/45	43,517	—	15,378	(28,139)
ABX.HE.AA.06-1	JPM	USD	611,625	(0.32%)	07/25/45	160,551	—	122,117	(38,434)
ABX.HE.AAA.06-1	JPM	USD	106,091	(0.18%)	07/25/45	1,989	—	2,101	112
ABX.HE.AAA.06-1	MSC	USD	33,990	(0.18%)	07/25/45	689	—	674	(15)
ABX.HE.AAA.06-1	JPM	USD	8,240	(0.18%)	07/25/45	201	—	163	(38)
ABX.HE.AAA.06-1	JPM	USD	41,200	(0.18%)	07/25/45	978	—	816	(162)
ABX.HE.AAA.06-1	JPM	USD	14,420	(0.18%)	07/25/45	541	—	286	(255)
ABX.HE.AAA.06-1	JPM	USD	43,260	(0.18%)	07/25/45	1,157	—	856	(301)
ABX.HE.AAA.06-1	GSC	USD	31,930	(0.18%)	07/25/45	2,954	—	633	(2,321)
ABX.HE.AAA.06-1	BCLY	USD	31,930	(0.18%)	07/25/45	3,678	—	632	(3,046)
ABX.HE.AAA.06-1	MSC	USD	52,530	(0.18%)	07/25/45	5,844	—	1,040	(4,804)
ABX.HE.AAA.06-1	GSC	USD	111,241	(0.18%)	07/25/45	10,012	—	2,204	(7,808)
ABX.HE.AAA.06-2	BOA	USD	5,611	(0.11%)	05/25/46	1,276	—	672	(604)
ABX.HE.AAA.06-2	JPM	USD	260,339	(0.11%)	05/25/46	34,488	—	31,210	(3,278)
ABX.HE.AAA.06-2	JPM	USD	331,035	(0.11%)	05/25/46	64,074	—	39,685	(24,389)
ABX.HE.AAA.06-2	CSI	USD	929,142	(0.11%)	05/25/46	279,904	—	111,387	(168,517)
ABX.HE.AAA.07-1	MSC	USD	718,812	(0.09%)	08/25/37	167,549	—	170,650	3,101
ABX.HE.AAA.07-1	MSC	USD	595,145	(0.09%)	08/25/37	138,690	—	141,292	2,602
ABX.HE.AAA.07-1	GSC	USD	428,968	(0.09%)	08/25/37	102,931	—	101,839	(1,092)
ABX.HE.AAA.07-1	JPM	USD	270,521	(0.09%)	08/25/37	67,331	—	64,224	(3,107)
ABX.HE.AAA.07-1	CSI	USD	1,225,072	(0.09%)	08/25/37	337,998	—	290,838	(47,160)
CMBX.NA.A.7	JPM	USD	755,000	(2.00%)	01/17/47	—	(15,270)	72,331	87,601
CMBX.NA.A.7	JPM	USD	65,000	(2.00%)	01/17/47	—	(123)	6,227	6,350
CMBX.NA.AA.2	CSI	USD	985,914	(0.15%)	03/15/49	295,362	—	348,122	52,760
CMBX.NA.AA.2	CSI	USD	655,768	(0.15%)	03/15/49	202,890	—	231,549	28,659
CMBX.NA.AA.2	CSI	USD	637,678	(0.15%)	03/15/49	212,496	—	225,161	12,665
CMBX.NA.AA.2	BOA	USD	682,903	(0.15%)	03/15/49	258,361	—	241,130	(17,231)
CMBX.NA.AA.2	BOA	USD	823,102	(0.15%)	03/15/49	311,402	—	290,634	(20,768)
CMBX.NA.AA.2	JPM	USD	1,329,627	(0.15%)	03/15/49	498,872	—	469,485	(29,387)
CMBX.NA.AA.7	CSI	USD	1,025,000	(1.50%)	01/17/47	—	(242)	71,742	71,984
CMBX.NA.AA.7	CSI	USD	820,000	(1.50%)	01/17/47	—	(7,309)	57,394	64,703
CMBX.NA.AA.7	CSI	USD	810,000	(1.50%)	01/17/47	3,125	—	56,694	53,569
CMBX.NA.AA.7	CSI	USD	625,000	(1.50%)	01/17/47	2,847	—	43,745	40,898
CMBX.NA.AA.7	CSI	USD	620,000	(1.50%)	01/17/47	3,288	—	43,395	40,107
CMBX.NA.AA.7	CSI	USD	935,000	(1.50%)	01/17/47	28,899	—	65,443	36,544
CMBX.NA.AA.7	MSC	USD	290,000	(1.50%)	01/17/47	—	(2,453)	20,298	22,751
CMBX.NA.AA.7	MSC	USD	400,000	(1.50%)	01/17/47	28,062	—	27,997	(65)
CMBX.NA.AA.8	BCLY	USD	355,000	(1.50%)	10/17/57	15,752	—	31,957	16,205
CMBX.NA.AA.8	BCLY	USD	80,000	(1.50%)	10/17/57	3,984	—	7,198	3,214
CMBX.NA.AJ.1	JPM	USD	30,052	(0.84%)	10/12/52	570	—	596	26
CMBX.NA.AJ.1	MSC	USD	86,816	(0.84%)	10/12/52	6,077	—	1,722	(4,355)
CMBX.NA.AJ.1	JPM	USD	163,615	(0.84%)	10/12/52	11,560	—	3,245	(8,315)
CMBX.NA.AJ.2	CSI	USD	875,939	(1.09%)	03/15/49	69,754	—	93,978	24,224
CMBX.NA.AJ.2	DEUT	USD	1,059,045	(1.09%)	03/15/49	92,591	—	113,622	21,031
CMBX.NA.AJ.2	JPM	USD	123,720	(1.09%)	03/15/49	10,166	—	13,274	3,108
CMBX.NA.AJ.2	CSI	USD	103,925	(1.09%)	03/15/49	9,907	—	11,150	1,243
CMBX.NA.AJ.3	GSC	USD	481,097	(1.47%)	12/13/49	88,952	—	118,352	29,400
CMBX.NA.AJ.3	MLI	USD	456,551	(1.47%)	12/13/49	87,856	—	112,296	24,440
CMBX.NA.AJ.3	GSC	USD	382,914	(1.47%)	12/13/49	72,588	—	94,183	21,595
CMBX.NA.AJ.3	GSC	USD	9,818	(1.47%)	12/13/49	2,136	—	2,415	279
CMBX.NA.AJ.4	JPM	USD	1,416,685	(0.96%)	02/17/51	273,133	—	348,594	75,461
CMBX.NA.AJ.4	DEUT	USD	883,577	(0.96%)	02/17/51	166,450	—	217,416	50,966
CMBX.NA.AJ.4	CSI	USD	740,428	(0.96%)	02/17/51	134,127	—	182,192	48,065
CMBX.NA.AJ.4	CSI	USD	700,938	(0.96%)	02/17/51	128,640	—	172,475	43,835
CMBX.NA.AJ.4	CSI	USD	636,768	(0.96%)	02/17/51	137,177	—	156,685	19,508

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.AJ.4	GSC	USD	164,869	(0.96%)	02/17/51	$27,324	$—	$40,569	$13,245
CMBX.NA.AJ.4	MSC	USD	957,620	(0.96%)	02/17/51	374,391	—	235,635	(138,756)
CMBX.NA.AM.2	CSI	USD	370,000	(0.50%)	03/15/49	1,280	—	2,507	1,227
CMBX.NA.AM.2	JPM	USD	445,000	(0.50%)	03/15/49	3,182	—	3,016	(166)
CMBX.NA.AM.2	CSI	USD	1,270,000	(0.50%)	03/15/49	77,787	—	8,607	(69,180)
CMBX.NA.AM.2	MSC	USD	2,425,000	(0.50%)	03/15/49	119,689	—	16,436	(103,253)
CMBX.NA.AM.4	CSI	USD	65,000	(0.50%)	02/17/51	1,334	—	1,700	366
CMBX.NA.AM.4	CSI	USD	80,000	(0.50%)	02/17/51	2,209	—	2,093	(116)
CMBX.NA.AM.4	MSC	USD	445,000	(0.50%)	02/17/51	44,837	—	11,638	(33,199)
CMBX.NA.AM.4	MSC	USD	230,000	(0.50%)	02/17/51	51,546	—	6,015	(45,531)
CMBX.NA.AS.6	CSI	USD	1,700,000	(1.00%)	05/11/63	22,065	—	60,148	38,083
CMBX.NA.AS.6	CSI	USD	425,000	(1.00%)	05/11/63	7,883	—	15,037	7,154
CMBX.NA.AS.6	CSI	USD	200,000	(1.00%)	05/11/63	1,619	—	7,077	5,458
CMBX.NA.AS.7	CSI	USD	1,080,000	(1.00%)	01/17/47	24,598	—	49,196	24,598
CMBX.NA.AS.7	GSC	USD	725,000	(1.00%)	01/17/47	16,444	—	33,025	16,581
CMBX.NA.AS.7	CSI	USD	210,000	(1.00%)	01/17/47	5,671	—	9,566	3,895
CMBX.NA.AS.7	CSI	USD	95,000	(1.00%)	01/17/47	1,489	—	4,327	2,838
CMBX.NA.BBB.7	MSC	USD	415,000	(3.00%)	01/17/47	52,087	—	54,066	1,979

Total						$5,496,266	$(25,397)	$5,655,654	$184,785

Sell protection:
CDX.EMS.24	GSC	USD	388,080	1.00%	12/20/20	$—	$(33,727)	$(44,755)	$(11,028)
CMBX.NA.A.2	MLI	USD	82,374	0.25%	03/15/49	—	(51,480)	(55,032)	(3,552)
CMBX.NA.A.2	GSC	USD	109,832	0.25%	03/15/49	—	(67,820)	(73,376)	(5,556)
CMBX.NA.A.2	MSC	USD	156,903	0.25%	03/15/49	—	(97,135)	(104,824)	(7,689)
CMBX.NA.A.2	BOA	USD	215,742	0.25%	03/15/49	—	(133,517)	(144,132)	(10,615)
CMBX.NA.A.2	MLI	USD	266,736	0.25%	03/15/49	—	(166,465)	(178,200)	(11,735)
CMBX.NA.A.2	CSI	USD	329,497	0.25%	03/15/49	—	(208,339)	(220,129)	(11,790)
CMBX.NA.A.2	MLI	USD	274,581	0.25%	03/15/49	—	(171,600)	(183,441)	(11,841)
CMBX.NA.A.2	GSC	USD	305,961	0.25%	03/15/49	—	(190,644)	(204,407)	(13,763)
CMBX.NA.A.2	MSC	USD	317,729	0.25%	03/15/49	—	(196,822)	(212,267)	(15,445)
CMBX.NA.A.2	CSI	USD	415,794	0.25%	03/15/49	—	(260,197)	(277,781)	(17,584)
CMBX.NA.A.2	BOA	USD	415,794	0.25%	03/15/49	—	(231,873)	(277,782)	(45,909)
CMBX.NA.AAA.6	JPM	USD	4,995,000	0.50%	05/11/63	—	(164,554)	(157,493)	7,061
CMBX.NA.AAA.6	CSI	USD	765,000	0.50%	05/11/63	—	(17,147)	(24,120)	(6,973)
CMBX.NA.AAA.6	CSI	USD	3,150,000	0.50%	05/11/63	—	(76,580)	(99,320)	(22,740)
CMBX.NA.AAA.6	DEUT	USD	4,265,000	0.50%	05/11/63	—	(103,958)	(134,476)	(30,518)
CMBX.NA.AAA.6	CSI	USD	4,060,000	0.50%	05/11/63	—	(80,172)	(128,012)	(47,840)
CMBX.NA.AAA.8	GSC	USD	85,000	0.50%	10/17/57	—	(4,056)	(5,059)	(1,003)
CMBX.NA.AAA.8	GSC	USD	150,000	0.50%	10/17/57	—	(6,369)	(8,928)	(2,559)
CMBX.NA.AAA.8	MSC	USD	215,000	0.50%	10/17/57	—	(9,129)	(12,797)	(3,668)
CMBX.NA.AAA.8	DEUT	USD	215,000	0.50%	10/17/57	—	(9,129)	(12,797)	(3,668)
CMBX.NA.AAA.8	GSC	USD	445,000	0.50%	10/17/57	—	(21,686)	(26,486)	(4,800)
CMBX.NA.AAA.8	GSC	USD	445,000	0.50%	10/17/57	—	(21,651)	(26,485)	(4,834)
CMBX.NA.AAA.8	GSC	USD	435,000	0.50%	10/17/57	—	(20,673)	(25,891)	(5,218)
CMBX.NA.AAA.8	MSC	USD	520,000	0.50%	10/17/57	—	(24,712)	(30,949)	(6,237)
CMBX.NA.AAA.8	BCLY	USD	470,000	0.50%	10/17/57	—	(21,278)	(27,973)	(6,695)
CMBX.NA.AAA.8	CSI	USD	490,000	0.50%	10/17/57	—	(22,375)	(29,164)	(6,789)
CMBX.NA.AAA.8	CSI	USD	435,000	0.50%	10/17/57	—	(18,470)	(25,891)	(7,421)
CMBX.NA.AAA.8	GSC	USD	403,000	0.50%	10/17/57	—	(16,164)	(23,986)	(7,822)
CMBX.NA.AAA.8	MLI	USD	515,000	0.50%	10/17/57	—	(21,968)	(30,653)	(8,685)
CMBX.NA.AAA.8	GSC	USD	890,000	0.50%	10/17/57	—	(43,373)	(52,972)	(9,599)
CMBX.NA.AAA.8	BCLY	USD	1,040,000	0.50%	10/17/57	—	(49,628)	(61,899)	(12,271)
CMBX.NA.AAA.8	MLI	USD	1,010,000	0.50%	10/17/57	—	(45,923)	(60,114)	(14,191)
CMBX.NA.AAA.8	MLI	USD	1,005,000	0.50%	10/17/57	—	(44,318)	(59,816)	(15,498)
CMBX.NA.AAA.8	JPM	USD	930,000	0.50%	10/17/57	—	(39,852)	(55,353)	(15,501)
CMBX.NA.AAA.8	CSI	USD	1,438,000	0.50%	10/17/57	—	(64,437)	(85,588)	(21,151)
CMBX.NA.AAA.8	BOA	USD	6,744,000	0.50%	10/17/57	—	(325,313)	(401,395)	(76,082)
CMBX.NA.AAA.8	DEUT	USD	12,067,000	0.50%	10/17/57	—	(438,628)	(718,213)	(279,585)
CMBX.NA.AAA.8	BOA	USD	25,924,000	0.50%	10/17/57	—	(919,612)	(1,542,965)	(623,353)
CMBX.NA.BB.6	CSI	USD	1,920,000	5.00%	05/11/63	—	(226,718)	(246,340)	(19,622)
CMBX.NA.BB.6	CSI	USD	520,000	5.00%	05/11/63	—	(23,398)	(66,717)	(43,319)
CMBX.NA.BB.6	MSC	USD	1,704,000	5.00%	05/11/63	—	(109,131)	(218,628)	(109,497)
CMBX.NA.BB.8	MSC	USD	105,000	5.00%	10/17/57	—	(14,859)	(25,465)	(10,606)
CMBX.NA.BB.8	GSC	USD	215,000	5.00%	10/17/57	—	(35,324)	(52,142)	(16,818)
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(50,250)	(67,906)	(17,656)
CMBX.NA.BB.8	MLI	USD	155,000	5.00%	10/17/57	—	(19,006)	(37,591)	(18,585)

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.BB.8	CSI	USD	160,000	5.00%	10/17/57	$—	$(19,154)	$(38,804)	$(19,650)
CMBX.NA.BB.8	CSI	USD	210,000	5.00%	10/17/57	—	(30,988)	(50,930)	(19,942)
CMBX.NA.BB.8	GSC	USD	280,000	5.00%	10/17/57	—	(45,558)	(67,906)	(22,348)
CMBX.NA.BB.8	CSI	USD	220,000	5.00%	10/17/57	—	(26,976)	(53,355)	(26,379)
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(41,317)	(67,906)	(26,589)
CMBX.NA.BB.8	CSI	USD	180,000	5.00%	10/17/57	—	(13,324)	(43,654)	(30,330)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(15,175)	(49,717)	(34,542)
CMBX.NA.BB.8	MLI	USD	340,000	5.00%	10/17/57	—	(44,151)	(82,457)	(38,306)
CMBX.NA.BB.8	CSI	USD	225,000	5.00%	10/17/57	—	(13,987)	(54,568)	(40,581)
CMBX.NA.BB.8	GSC	USD	340,000	5.00%	10/17/57	—	(40,640)	(82,457)	(41,817)
CMBX.NA.BB.8	BCLY	USD	340,000	5.00%	10/17/57	—	(39,721)	(82,458)	(42,737)
CMBX.NA.BB.8	GSC	USD	225,000	5.00%	10/17/57	—	(11,678)	(54,598)	(42,920)
CMBX.NA.BB.8	GSC	USD	310,000	5.00%	10/17/57	—	(32,158)	(75,225)	(43,067)
CMBX.NA.BB.8	MSC	USD	355,000	5.00%	10/17/57	—	(41,429)	(86,096)	(44,667)
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	—	(42,655)	(88,520)	(45,865)
CMBX.NA.BB.8	BCLY	USD	380,000	5.00%	10/17/57	—	(45,692)	(92,211)	(46,519)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(45,017)	(92,211)	(47,194)
CMBX.NA.BB.8	MLI	USD	370,000	5.00%	10/17/57	—	(34,425)	(89,733)	(55,308)
CMBX.NA.BB.8	CSI	USD	475,000	5.00%	10/17/57	—	(57,104)	(115,264)	(58,160)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(32,091)	(92,159)	(60,068)
CMBX.NA.BB.8	GSC	USD	450,000	5.00%	10/17/57	—	(23,688)	(109,198)	(85,510)
CMBX.NA.BB.8	CSI	USD	755,000	5.00%	10/17/57	—	(91,656)	(183,208)	(91,552)
CMBX.NA.BB.8	BOA	USD	535,000	5.00%	10/17/57	—	(37,977)	(129,749)	(91,772)
CMBX.NA.BB.8	BCLY	USD	550,000	5.00%	10/17/57	—	(33,697)	(133,387)	(99,690)
CMBX.NA.BB.8	BCLY	USD	1,065,000	5.00%	10/17/57	—	(121,209)	(258,286)	(137,077)
CMBX.NA.BB.8	CSI	USD	1,855,000	5.00%	10/17/57	—	(253,739)	(449,878)	(196,139)
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(59,428)	(60,434)	(1,006)
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(58,915)	(60,434)	(1,519)
CMBX.NA.BB.9	GSC	USD	415,000	5.00%	09/15/58	—	(117,441)	(119,428)	(1,987)
CMBX.NA.BB.9	BOA	USD	210,000	5.00%	09/17/58	—	(60,031)	(60,492)	(461)
CMBX.NA.BB.9	BOA	USD	205,000	5.00%	09/17/58	—	(57,032)	(58,994)	(1,962)
CMBX.NA.BB.9	JPM	USD	220,000	5.00%	09/17/58	—	(61,205)	(63,311)	(2,106)
PrimeX.ARM.2	MSC	USD	102,067	4.58%	12/25/37	—	(7,490)	4,313	11,803
PrimeX.ARM.2	MSC	USD	934,717	4.58%	12/25/37	31,225	—	39,616	8,391
PrimeX.ARM.2	JPM	USD	283,209	4.58%	12/25/37	8,376	—	11,967	3,591

Total						$39,601	$(6,576,208)	$(9,650,842)	$(3,114,235)

Total traded indices						$5,535,867	$(6,601,605)	$(3,995,188)	$(2,929,450)

Credit default swaps on single-name issues:
Sell protection:
Brazil (Federated Republic of)	JPM	USD	2,000,000	1.00%/4.54%	09/20/20	$—	$(201,773)	$(287,250)	$(85,477)
Peruvian Government International Bond	GSC	USD	950,000	1.00%/2.10%	12/20/20	—	(38,413)	(46,749)	(8,336)
Philippines Government International Bond	BOA	USD	1,236,000	1.00%/1.23%	12/20/20	284	—	(12,121)	(12,405)
Philippines Government International Bond	BCLY	USD	4,900,000	1.00%/1.23%	12/20/20	—	—	(48,051)	(48,051)
Republic of China	BOA	USD	1,235,000	1.00%/1.25%	12/20/20	—	(567)	(12,794)	(12,227)

Total						$284	$(240,753)	$(406,965)	$(166,496)

Total single-name issues						$284	$(240,753)	$(406,965)	$(166,496)

Total OTC contracts						$5,536,151	$(6,842,358)	$(4,402,153)	$(3,095,946)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	66,558,000	5.00%	12/20/20	$297,707	$371,987	$74,280
CDX.NA.HY.25	USD	7,550,000	(5.00%)	12/20/20	20,412	(42,604)	(63,016)
CDX.NA.IG.25	USD	20,487,000	(1.00%)	12/20/20	(90,157)	(18,274)	71,883
ITRAXX.EUR.24	EUR	2,448,000	1.00%	12/20/20	17,727	13,288	(4,439)
ITRAXX.XOV.24	EUR	4,657,000	(5.00%)	12/20/20	(422,834)	(309,960)	112,874

Total					$(177,145)	$14,437	$191,582

Total					$(177,145)	$14,437	$191,582

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at January 31, 2016
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.500% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/17	BOA	USD 2,265,861	CNY 15,000,000	$—	$(55,761)	$(14,190)	$41,571
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.500% based on the notional amount of currency delivered	03/16/17	BOA	CNY 15,000,000	USD 2,265,861	55,761	—	(11,199)	(66,960)

Total						$55,761	$(55,761)	$(25,389)	$(25,389)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016
Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.15% Fixed	CPURNSA	USD	675,000	09/22/25	$—	$—	$(6,308)	$(6,308)
BCLY	2.15% Fixed	CPURNSA	USD	1,100,000	09/22/25	—	—	(10,264)	(10,264)
BOA	3M KRW KSDA	1.68% Fixed	KRW	129,050,000	06/15/21	—	—	225	225
DEUT	2.16% Fixed	CPURNSA	USD	1,105,000	09/22/25	—	—	(10,816)	(10,816)

Total						$—	$—	$(27,163)	$(27,163)

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Centrally Cleared Interest Rate Swap Contracts Outstanding at January 31, 2016

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
6M GBP LIBOR	1.68% Fixed	GBP	605,000	03/21/20	$—	$(354)	$6,124	$6,478

	OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	19,299,000	(3M LIBOR)	06/20/16	$—	$—	$(896,404)	$(896,404)
SPDR Barclays High Yield Bond	BCLY	USD	14,343,907	(1M LIBOR - 0.60%)	03/07/16	—	—	(166,492)	(166,492)

Total						$—	$—	$(1,062,896)	$(1,062,896)

	Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	02/29/16	WEST	$960,075	$968,275	$8,200
AUD	Sell	02/29/16	WEST	2,803	2,827	(24)
AUD	Sell	02/29/16	JPM	14,064	14,135	(71)
BRL	Buy	03/02/16	MSC	39,144	39,631	487
BRL	Sell	03/02/16	SCB	1,731,638	1,670,181	61,457
BRL	Sell	03/02/16	SSG	578,875	572,167	6,708
CAD	Buy	02/29/16	BMO	539,571	547,505	7,934
CAD	Buy	02/29/16	JPM	24,607	24,984	377
CAD	Buy	02/29/16	MSC	12,658	12,849	191
CAD	Buy	02/29/16	CBK	11,963	12,135	172
CAD	Buy	02/29/16	JPM	21,283	21,415	132
CAD	Buy	02/29/16	CBK	50,035	49,968	(67)
CAD	Sell	02/29/16	DEUT	49,548	49,968	(420)
CAD	Sell	02/29/16	JPM	51,589	52,109	(520)
CAD	Sell	02/29/16	BOA	49,261	49,968	(707)
CAD	Sell	03/16/16	RBC	4,063,635	4,136,658	(73,023)
CHF	Sell	02/29/16	CSFB	118,312	117,278	1,034
CHF	Sell	02/29/16	BNP	49,231	48,865	366
CNH	Buy	10/21/16	SCB	19,626	19,856	230
CNH	Buy	10/21/16	SCB	9,758	9,854	96
CNH	Buy	10/21/16	BCLY	8,016	7,942	(74)
CNH	Buy	10/21/16	JPM	27,661	27,209	(452)
CNH	Sell	10/21/16	HSBC	42,050	40,447	1,603
CNH	Sell	10/21/16	JPM	27,661	26,621	1,040
CNH	Sell	10/21/16	DEUT	6,776	6,471	305
CNY	Buy	07/28/16	JPM	849,418	802,046	(47,372)
CNY	Sell	07/28/16	DEUT	742,033	736,526	5,507
CNY	Sell	07/28/16	GSC	66,160	65,520	640
COP	Buy	03/16/16	SCB	8,676	8,639	(37)
COP	Sell	03/16/16	SCB	2,847,094	2,830,294	16,800
COP	Sell	03/16/16	SSG	300,596	301,601	(1,005)
CRC	Buy	03/16/16	CBK	105,092	105,272	180
CRC	Buy	03/16/16	CBK	50,140	50,112	(28)
CRC	Buy	03/16/16	CBK	32,126	32,039	(87)
CRC	Buy	03/16/16	CBK	195,543	195,384	(159)
CRC	Sell	03/16/16	CBK	381,229	382,808	(1,579)
CZK	Buy	02/29/16	DEUT	101,954	101,890	(64)
CZK	Sell	03/16/16	CBK	716,180	704,326	11,854
EUR	Buy	02/29/16	JPM	64,960	65,043	83
EUR	Buy	02/29/16	JPM	50,940	50,950	10
EUR	Buy	02/29/16	BNP	48,951	48,782	(169)
EUR	Buy	02/29/16	JPM	49,019	48,782	(237)
EUR	Buy	02/29/16	JPM	49,108	48,781	(327)

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR	Buy	02/29/16	BOA	$52,422	$52,033	$(389)
EUR	Buy	02/29/16	SSG	7,671,472	7,669,586	(1,886)
EUR	Buy	03/16/16	CBK	2,538,528	2,505,426	(33,102)
EUR	Buy	03/15/17	BOA	177,515	170,430	(7,085)
EUR	Buy	03/15/17	BOA	240,640	230,904	(9,736)
EUR	Buy	03/15/17	UBS	280,922	269,388	(11,534)
EUR	Sell	02/29/16	SSG	10,309,591	10,307,056	2,535
EUR	Sell	02/29/16	JPM	20,742	20,597	145
EUR	Sell	02/29/16	JPM	16,317	16,260	57
EUR	Sell	02/29/16	JPM	81,326	81,303	23
EUR	Sell	02/29/16	JPM	20,608	20,596	12
EUR	Sell	02/29/16	BNP	48,728	48,782	(54)
EUR	Sell	02/29/16	BNP	48,728	48,782	(54)
EUR	Sell	03/16/16	CBK	1,464,874	1,445,772	19,102
EUR	Sell	03/16/16	CBA	1,282,576	1,312,366	(29,790)
EUR	Sell	03/15/17	BOA	5,927,233	5,837,480	89,753
EUR	Sell	03/15/17	JPM	1,609,499	1,561,353	48,146
EUR	Sell	03/15/17	BOA	2,014,909	1,973,682	41,227
EUR	Sell	03/15/17	BOA	1,080,446	1,105,042	(24,596)
GBP	Buy	02/29/16	BNP	49,823	49,874	51
GBP	Buy	02/29/16	RBS	1,876,958	1,866,684	(10,274)
GBP	Buy	03/16/16	DEUT	236,676	230,853	(5,823)
GBP	Sell	02/29/16	RBS	3,712,364	3,692,043	20,321
GBP	Sell	02/29/16	JPM	49,823	49,874	(51)
GBP	Sell	02/29/16	JPM	106,385	106,871	(486)
GBP	Sell	03/16/16	CBK	563,395	528,682	34,713
HKD	Sell	03/03/16	GSC	561,631	559,742	1,889
HKD	Sell	03/16/16	RBC	482,889	480,823	2,066
HUF	Sell	03/16/16	CBK	203,588	203,776	(188)
IDR	Buy	03/16/16	SSG	784,761	799,232	14,471
IDR	Buy	03/16/16	BCLY	7,589	7,590	1
IDR	Buy	05/18/16	GSC	512,686	562,172	49,486
IDR	Sell	03/16/16	SCB	14,888	15,038	(150)
IDR	Sell	03/16/16	SSG	10,906	11,152	(246)
IDR	Sell	03/16/16	SCB	21,919	22,305	(386)
IDR	Sell	03/16/16	BOA	1,922,233	1,988,107	(65,874)
IDR	Sell	05/18/16	BCLY	277,035	283,818	(6,783)
IDR	Sell	05/18/16	JPM	270,950	278,354	(7,404)
JPY	Buy	02/29/16	DEUT	20,844	20,785	(59)
JPY	Buy	02/29/16	DEUT	20,878	20,785	(93)
JPY	Buy	02/29/16	HSBC	5,017,746	4,910,622	(107,124)
JPY	Buy	02/29/16	BNP	5,020,184	4,910,630	(109,554)
JPY	Sell	02/29/16	JPM	48,977	47,933	1,044
JPY	Sell	02/29/16	JPM	42,399	41,569	830
JPY	Sell	02/29/16	GSC	32,958	32,231	727
JPY	Sell	02/29/16	JPM	125,619	125,617	2
KRW	Sell	02/29/16	HSBC	106,045	106,344	(299)
MXN	Buy	02/29/16	MSC	125,020	127,490	2,470
MXN	Buy	02/29/16	JPM	10,807	11,004	197
MXN	Buy	03/16/16	RBC	17,228	17,586	358
MXN	Sell	02/29/16	MSC	6,205	6,328	(123)
MXN	Sell	03/16/16	RBC	1,737,030	1,640,026	97,004
MYR	Sell	02/29/16	HSBC	208,598	213,265	(4,667)
MYR	Sell	03/16/16	SCB	11,764	11,993	(229)
MYR	Sell	03/16/16	CSFB	44,564	45,574	(1,010)
MYR	Sell	03/16/16	SCB	87,303	89,230	(1,927)
MYR	Sell	03/16/16	JPM	252,375	258,098	(5,723)
MYR	Sell	03/16/16	CBK	468,030	480,214	(12,184)
NOK	Buy	02/29/16	JPM	83,524	84,061	537
NZD	Sell	02/29/16	JPM	20,235	20,039	196
NZD	Sell	02/29/16	BOA	49,323	49,127	196
NZD	Sell	02/29/16	JPM	20,208	20,038	170
NZD	Sell	02/29/16	JPM	20,174	20,039	135
NZD	Sell	02/29/16	DEUT	45,780	45,895	(115)
PEN	Buy	03/16/16	SCB	94,527	92,458	(2,069)
PEN	Sell	03/16/16	SCB	935,122	917,996	17,126
PLN	Buy	02/29/16	MSC	44,860	45,319	459

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

PLN	Sell	02/29/16	MSC	$22,794	$23,027	$(233)
PLN	Sell	03/16/16	BOA	597,575	580,663	16,912
RON	Sell	03/16/16	JPM	215,083	210,519	4,564
RUB	Buy	03/16/16	UBS	630,897	636,942	6,045
RUB	Sell	03/16/16	CBK	1,111,577	1,026,381	85,196
RUB	Sell	03/16/16	JPM	597,861	563,225	34,636
RUB	Sell	03/16/16	JPM	15,085	15,308	(223)
RUB	Sell	03/16/16	HSBC	704,994	733,241	(28,247)
SEK	Buy	02/29/16	JPM	20,000	20,054	54
SEK	Buy	02/29/16	JPM	20,086	20,055	(31)
SEK	Buy	02/29/16	JPM	223,324	222,702	(622)
SEK	Sell	02/29/16	JPM	173,281	172,798	483
SEK	Sell	02/29/16	JPM	50,472	50,370	102
SGD	Buy	02/29/16	SCB	103,486	103,832	346
SGD	Buy	02/29/16	BOA	48,917	49,109	192
SGD	Buy	02/29/16	JPM	21,038	21,047	9
SGD	Sell	02/29/16	JPM	59,390	59,633	(243)
SGD	Sell	02/29/16	SCB	217,460	218,186	(726)
THB	Sell	03/16/16	SCB	4,172	4,193	(21)
THB	Sell	03/16/16	SCB	5,756	5,869	(113)
THB	Sell	03/16/16	CBK	642,497	650,119	(7,622)
TRY	Sell	03/16/16	BCLY	734,980	734,857	123
UYU	Sell	03/03/16	HSBC	1,806,122	1,778,840	27,282
UYU	Sell	03/03/16	HSBC	64,974	65,328	(354)
UYU	Sell	03/16/16	HSBC	468,405	459,994	8,411
UYU	Sell	03/16/16	HSBC	677,790	670,844	6,946
UYU	Sell	03/16/16	HSBC	785,452	785,851	(399)
ZAR	Buy	02/29/16	DEUT	41,648	42,885	1,237
ZAR	Sell	03/16/16	BCLY	1,041,606	1,008,297	33,309
ZAR	Sell	03/16/16	UBS	308,471	304,236	4,235
ZAR	Sell	03/16/16	JPM	290,452	303,986	(13,534)

Total						$161,080

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi

The Hartford Strategic Income Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The Hartford Strategic Income Fund
Schedule of Investments January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$60,811,982	$—	$60,811,982	$—
Corporate Bonds	102,121,210	—	102,121,210	—
Foreign Government Obligations	77,472,069	—	77,472,069	—
Municipal Bonds	4,041,470	—	4,041,470	—
Senior Floating Rate Interests	93,810,396	—	93,810,396	—
U.S. Government Agencies	7,039,848	—	7,039,848	—
U.S. Government Securities	39,350,870	—	39,350,870	—
Common Stocks
Energy	328,303	—	—	328,303
Preferred Stocks	509,000	509,000	—	—
Short-Term Investments	19,260,550	19,260,550	—	—
Purchased Options	203,155	—	203,155	—
Foreign Currency Contracts(2)	800,937	—	800,937	—
Futures Contracts(2)	3,788,893	3,788,893	—	—
Swaps - Credit Default(2)	1,312,313	—	1,312,313	—
Swaps - Cross Currency(2)	41,571	—	41,571	—
Swaps - Interest Rate(2)	6,703	—	6,703	—

Total	$410,899,270	$23,558,443	$387,012,524	$328,303

Liabilities
Foreign Currency Contracts(2)	$(639,857)	$—	$(639,857)	$—
Futures Contracts(2)	(654,444)	(654,444)	—	—
Swaps - Credit Default(2)	(4,216,677)	—	(4,216,677)	—
Swaps - Cross Currency(2)	(66,960)	—	(66,960)	—
Swaps - Interest Rate(2)	(27,388)	—	(27,388)	—
Swaps - Total Return(2)	(1,062,896)	—	(1,062,896)	—
TBA Sale Commitments	(21,135,285)	—	(21,135,285)	—
Written Options	(1,107,116)	—	(1,107,116)	—

Total	$(28,910,623)	$(654,444)	$(28,256,179)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Common Stocks	Total

Beginning balance	$388,108	$388,108
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	(59,805)	(59,805)
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Ending balance	$328,303	$328,303

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(59,805).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Total Return Bond Fund
Schedule of Investments January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 33.5%
	Asset-Backed - Automobile - 1.3%
$ 2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,056,070
	First Investors Automotive Owner Trust
1,102,431	1.49%, 01/15/2020(1)	1,101,926
3,440,000	1.67%, 11/16/2020(1)	3,433,589
605,000	1.81%, 10/15/2018(1)	605,314
930,000	2.39%, 11/16/2020(1)	934,047
650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	650,501
1,270,485	Prestige Auto Receivables Trust 2.49%, 04/16/2018(1)	1,272,329
	Santander Drive Automotive Receivables Trust
2,069,489	1.55%, 10/15/2018	2,070,009
980,000	1.82%, 05/15/2019	983,142
4,500,000	1.83%, 01/15/2020	4,495,915
715,000	2.25%, 06/17/2019	718,802
2,415,000	2.36%, 04/15/2020	2,425,293
4,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	4,271,250

		25,018,187

	Asset-Backed - Finance & Insurance - 13.3%
4,200,000	American Money Management Corp. 2.07%, 07/27/2026(1)(2)	4,146,240
	Apidos CLO
2,935,000	2.07%, 01/19/2025(1)(2)	2,902,422
4,775,000	2.12%, 04/17/2026(1)(2)	4,732,502
1,445,000	2.17%, 01/16/2027(1)(2)	1,433,874
1,510,000	2.47%, 07/15/2023(1)(2)	1,481,159
	Ares CLO Ltd.
3,056,728	1.47%, 04/20/2023(1)(2)	3,040,222
3,580,000	1.87%, 07/28/2025(1)(2)	3,540,620
4,460,000	2.14%, 04/17/2026(1)(2)	4,421,198
	Atlas Senior Loan Fund Ltd.
3,775,000	2.16%, 10/15/2026(1)(2)	3,735,362
1,905,000	2.17%, 07/16/2026(1)(2)	1,880,616
1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022(1)(2)	1,700,676
3,420,000	Atrium XI 2.77%, 10/23/2025(1)(2)	3,318,426
1,755,000	Avalon IV Capital Ltd. 2.14%, 04/17/2023(1)(2)	1,741,838
4,375,000	Avery Point IV CLO Ltd. 2.14%, 04/25/2026(1)(2)	4,333,000
1,030,000	Babson CLO Ltd. 2.11%, 07/20/2025(1)(2)	1,018,155
624,375	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	623,199
4,630,000	Carlyle Global Market Strategies Ltd. 2.09%, 04/27/2027(1)(2)	4,575,829
	Cent CLO Ltd.
3,995,000	2.10%, 01/25/2026(1)(2)	3,926,685
4,475,000	2.11%, 04/17/2026(1)(2)	4,408,770
2,865,000	2.11%, 07/27/2026(1)(2)	2,829,474
1,810,000	2.67%, 04/17/2026(1)(2)	1,736,152
	CIFC Funding Ltd.
4,175,000	1.86%, 05/24/2026(1)(2)	4,126,152
4,745,000	2.12%, 04/18/2025(1)(2)	4,692,805
3,940,000	2.41%, 08/14/2024(1)(2)	3,900,994
633,947	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	634,331
	Dryden Senior Loan Fund
4,695,000	1.97%, 04/18/2026(1)(2)	4,629,270
3,970,000	2.05%, 07/15/2027(1)(2)	3,907,274
4,800,000	2.10%, 07/15/2026(1)(2)	4,762,080

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,250,478	First Franklin Mortgage Loan Trust 0.67%, 04/25/2036(2)	$1,406,409
1,015,000	Flatiron CLO Ltd. 2.52%, 07/17/2026(1)(2)	955,623
695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	692,866
6,637,000	Galaxy CLO Ltd. 1.87%, 04/15/2025(1)(2)	6,514,215
4,250,000	Gramercy Park CLO Ltd. 1.92%, 07/17/2023(1)(2)	4,230,025
2,525,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	2,521,743
2,910,000	Highbridge Loan Management Ltd. 1.78%, 05/05/2027(1)(2)	2,879,736
1,565,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,546,846
615,000	LCM Ltd. 2.22%, 04/15/2022(1)(2)	608,358
4,765,000	Limerock CLO 2.12%, 04/18/2026(1)(2)	4,717,350
	Madison Park Funding Ltd.
4,825,000	1.90%, 10/23/2025(1)(2)	4,755,037
2,800,000	2.07%, 01/19/2025(1)(2)	2,765,560
4,525,000	2.12%, 07/20/2026(1)(2)	4,487,895
415,000	2.50%, 04/22/2022(1)(2)	410,560
3,370,000	3.02%, 01/27/2026(1)(2)	3,267,889
	Magnetite CLO Ltd.
3,890,000	2.04%, 07/25/2026(1)(2)	3,839,041
2,895,000	2.10%, 04/15/2026(1)(2)	2,864,892
3,170,000	2.12%, 04/15/2027(1)(2)	3,127,839
3,115,000	2.57%, 07/25/2026(1)(2)	3,014,386
4,100,000	5.12%, 01/15/2025(1)(2)	3,896,640
	Neuberger Berman CLO Ltd.
3,795,000	1.80%, 08/04/2025(1)(2)	3,753,634
3,510,000	2.09%, 04/15/2026(1)(2)	3,475,251
1,395,000	Oak Hill Credit Partners X Ltd. 2.09%, 07/20/2026(1)(2)	1,376,865
4,495,000	Oaktree EIF II Ltd. 1.91%, 02/15/2026(1)(2)	4,452,747
4,015,000	OCP CLO Ltd. 2.15%, 04/17/2027(1)(2)	3,967,623
2,385,000	Octagon Investment Partners Ltd. 1.74%, 07/17/2025(1)(2)	2,322,990
4,000,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	3,999,403
5,829,000	OHA Credit Partners VIII Ltd. 1.74%, 04/20/2025(1)(2)	5,694,933
5,360,000	OHA Loan Funding Ltd. 1.86%, 02/15/2027(1)(2)	5,308,008
	OZLM Funding Ltd.
4,470,000	1.77%, 04/30/2027(1)(2)	4,394,457
4,595,000	2.17%, 04/17/2026(1)(2)	4,558,699
5,355,000	Race Point CLO Ltd. 2.13%, 04/15/2027(1)(2)	5,268,249
2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	2,717,008
3,320,000	Seneca Park CLO Ltd. 2.10%, 07/17/2026(1)(2)	3,297,424
3,430,000	Shackleton CLO Ltd. 2.10%, 07/17/2026(1)(2)	3,393,985
	Sound Point CLO Ltd.
3,768,000	1.99%, 01/21/2026(1)(2)	3,714,118
4,385,000	2.15%, 04/15/2027(1)(2)	4,335,449
1,410,000	5.22%, 07/15/2025(1)(2)	1,056,795
2,543,738	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	2,542,735

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,405,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	$3,397,499
4,090,000	Symphony CLO L.P. 2.37%, 01/09/2023(1)(2)	4,030,695
	Symphony CLO Ltd.
970,000	1.59%, 07/23/2023(1)(2)	965,441
3,950,000	2.10%, 07/14/2026(1)(2)	3,914,055
2,740,000	Thacher Park CLO Ltd. 2.09%, 10/20/2026(1)(2)	2,710,134
4,500,000	Tremen Park Ltd. 2.12%, 04/20/2027(1)(2)	4,457,250
	Voya CLO Ltd.
1,500,000	2.07%, 07/17/2026(1)(2)	1,484,550
4,220,000	2.10%, 04/18/2027(1)(2)	4,173,158
4,690,000	2.12%, 04/18/2026(1)(2)	4,637,941
1,505,000	2.72%, 04/18/2027(1)(2)	1,466,171

		247,549,502

	Asset-Backed - Home Equity - 1.5%
	GSAA Home Equity Trust
684,669	0.50%, 12/25/2046(2)	344,806
6,731,598	0.51%, 02/25/2037(2)	3,515,164
1,267,170	0.52%, 12/25/2036(2)	617,344
4,113,818	0.53%, 03/25/2037(2)	2,115,269
2,773,608	0.61%, 11/25/2036(2)	1,416,862
969,075	0.65%, 05/25/2047(2)	683,533
612,422	0.73%, 03/25/2036(2)	414,106
644,245	5.88%, 09/25/2036(3)	348,795
1,756,656	5.99%, 06/25/2036(2)	926,849
268,524	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.58%, 06/25/2036(2)	235,674
1,582,545	Morgan Stanley Mortgage Loan Trust 0.60%, 11/25/2036(2)	700,356
13,030,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	13,026,091
795,144	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	419,894
	Soundview Home Loan Trust
3,500,000	0.61%, 07/25/2037(2)	2,148,447
830,000	0.67%, 07/25/2036(2)	488,848
1,485,000	0.68%, 11/25/2036(2)	999,396

		28,401,434

	Collateralized-Mortgage Obligations - 0.0%
30,326	National Credit Union Administration 1.84%, 10/07/2020	30,331

	Commercial Mortgage-Backed Securities - 11.9%
	Banc of America Commercial Mortgage Trust
760,000	3.26%, 09/15/2048(1)(2)	413,105
345,000	3.71%, 09/15/2048	358,214
2,298,972	5.49%, 02/10/2051	2,384,681
236,931	5.93%, 02/10/2051(2)	246,886
	Bear Stearns Commercial Mortgage Securities, Inc.
510,000	5.33%, 10/12/2042(2)	509,266
1,243,367	5.33%, 02/11/2044	1,274,993
2,300,244	5.69%, 06/11/2050(2)	2,394,216
346,543	5.82%, 04/12/2038(2)	347,571
2,445,681	5.91%, 06/11/2040(2)	2,520,517
	Citigroup Commercial Mortgage Trust
15,135,074	1.28%, 07/10/2047(2)(4)	1,009,499
16,360,305	1.31%, 04/10/2048(2)(4)	1,216,003
300,000	2.94%, 04/10/2048	295,397
2,055,000	3.11%, 04/10/2048(1)	1,324,490
445,000	3.19%, 04/10/2048	445,505
1,025,100	3.62%, 07/10/2047	1,067,606
1,045,000	3.76%, 06/10/2048	1,091,113
795,000	3.82%, 11/10/2048	831,729

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,100,000	4.02%, 03/10/2047	$2,248,263
415,000	4.56%, 03/10/2047(1)(2)	305,405
305,000	5.06%, 03/10/2047(1)(2)	251,667
1,990,000	5.90%, 12/10/2049(2)	2,053,675
4,015,116	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	4,090,321
575,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	580,362
4,434,194	Commercial Mortgage Loan Trust 6.25%, 12/10/2049(2)	4,584,957
	Commercial Mortgage Pass-Through Certificates
6,039,556	0.86%, 02/10/2047(2)	240,768
360,000	4.24%, 02/10/2047	391,736
735,000	4.75%, 10/15/2045(1)(2)	593,990
	Commercial Mortgage Trust
3,349,243	2.14%, 07/10/2046(1)(2)(4)	240,983
1,635,158	2.85%, 10/15/2045	1,651,993
525,000	3.10%, 03/10/2046	534,323
225,000	3.18%, 02/10/2048	225,746
1,015,000	3.21%, 03/10/2046	1,040,061
1,135,000	3.35%, 02/10/2048	1,148,905
3,050,000	3.42%, 03/10/2031(1)	3,129,736
810,000	3.46%, 08/10/2055	552,873
1,220,000	3.50%, 05/10/2048	1,249,562
1,820,000	3.53%, 12/10/2047	1,871,505
885,000	3.61%, 06/10/2046(2)	927,809
1,200,000	3.61%, 10/10/2048	1,236,360
455,000	3.62%, 07/10/2050	469,277
1,695,000	3.62%, 10/10/2048(1)(2)	1,128,870
1,540,000	3.70%, 08/10/2055	1,597,975
290,000	3.80%, 08/10/2047	304,434
740,000	3.90%, 07/10/2050	777,410
2,255,000	3.96%, 03/10/2047	2,384,844
1,425,000	4.02%, 07/10/2045	1,533,591
2,350,000	4.05%, 04/10/2047	2,514,160
420,000	4.07%, 02/10/2047(2)	451,770
660,000	4.21%, 08/10/2046(2)	718,243
630,000	4.73%, 10/15/2045(1)(2)	531,670
387,981	5.44%, 03/10/2039	397,223
3,714,941	5.74%, 12/10/2049	3,869,125
760,806	5.96%, 06/10/2046(2)	761,285
	Community or Commercial Mortgage Trust
1,425,000	3.69%, 08/10/2047	1,471,621
1,630,000	4.01%, 04/10/2047	1,738,459
2,060,000	4.37%, 07/10/2045(2)	2,251,919
1,944,284	Credit Suisse Commercial Mortgage Trust 5.89%, 06/15/2039(2)	1,981,289
	CS First Boston Mortgage Securities Corp.
23,699	4.77%, 07/15/2037	23,689
969,824	4.88%, 04/15/2037	879,055
	CSAIL Commercial Mortgage Trust
44,432,403	1.04%, 06/15/2057(2)(4)	2,563,732
5,940,000	1.11%, 11/15/2048	409,112
1,523,046	1.11%, 04/15/2050(2)(4)	94,835
1,405,000	3.51%, 08/15/2048(2)	991,768
5,337,000	3.72%, 08/15/2048	5,541,023
2,385,000	3.81%, 11/15/2048	2,490,322
5,472,233	DBUBS Mortgage Trust 1.29%, 11/10/2046(1)(2)(4)	126,056
1,710,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,902,802
	FREMF Mortgage Trust
2,495,000	3.08%, 10/25/2047(1)(2)	2,512,951
2,710,000	5.42%, 09/25/2043(1)(2)	2,975,506
523,993	GE Business Loan Trust 1.43%, 05/15/2034(1)(2)	436,378

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 605,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	$615,872
	GS Mortgage Securities Trust
27,045,943	0.32%, 07/10/2046(2)(4)	231,786
4,959,443	1.81%, 08/10/2044(1)(2)(4)	213,698
2,010,000	2.95%, 11/05/2034(1)	2,005,684
565,000	3.27%, 11/10/2048	394,228
1,895,000	3.38%, 05/10/2050	1,923,198
635,000	3.58%, 06/10/2047(1)	422,715
695,000	3.67%, 04/10/2047(1)	506,481
3,305,000	3.86%, 06/10/2047	3,498,467
2,090,000	4.00%, 04/10/2047	2,227,886
1,145,000	4.07%, 01/10/2047	1,229,878
725,000	4.66%, 11/10/2047(1)(2)	544,872
1,310,000	5.03%, 04/10/2047(1)(2)	1,021,676
	Hilton USA Trust
3,260,000	2.66%, 11/05/2030	3,269,304
462,424	3.18%, 11/05/2030(1)(2)	460,775
730,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	580,548
	JP Morgan Chase Commercial Mortgage Securities Trust
5,623,899	1.92%, 02/12/2051(2)	5,523,958
1,325,000	2.73%, 10/15/2045(1)(2)	922,385
1,435,000	2.83%, 10/15/2045	1,446,764
1,288,655	3.91%, 05/05/2030(1)	1,355,325
380,000	4.00%, 08/15/2046(1)(2)	314,609
2,740,000	4.17%, 12/15/2046	2,973,922
625,001	4.81%, 10/15/2045(1)(2)	586,331
4,725,832	5.34%, 05/15/2047	4,815,525
1,160,000	5.50%, 08/15/2046(1)(2)	1,174,343
1,086,596	5.72%, 02/15/2051	1,138,291
26,812	5.89%, 02/12/2049(2)	27,628
931,826	6.07%, 02/12/2051	975,459
	JPMBB Commercial Mortgage Securities Trust
15,368,582	1.02%, 09/15/2047(2)(4)	663,933
5,131,198	1.10%, 05/15/2048(2)(4)	247,943
1,235,032	3.18%, 02/15/2048	1,231,153
1,200,000	3.60%, 11/15/2048	1,236,960
520,061	3.61%, 05/15/2048	534,508
1,930,000	3.78%, 08/15/2047	2,023,767
1,665,000	3.80%, 09/15/2047	1,753,999
860,000	3.88%, 10/15/2048(1)(2)	605,724
2,085,000	4.00%, 04/15/2047	2,225,811
1,250,000	4.20%, 01/15/2047	1,357,188
	LB-UBS Commercial Mortgage Trust
345,131	5.43%, 02/15/2040	352,766
3,325,554	5.86%, 07/15/2040(2)	3,427,091
818,637	6.25%, 04/15/2041(2)	865,020
107,503	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(1)(2)	108,620
	Merrill Lynch/Countrywide Commercial Mortgage Trust
3,019,921	5.38%, 08/12/2048	3,085,220
1,040,000	5.42%, 08/12/2048	1,056,967
2,111,267	5.70%, 09/12/2049	2,199,856
2,646,573	5.81%, 06/12/2050(2)	2,736,154
	Morgan Stanley Bank of America Merrill Lynch Trust
4,430,267	1.28%, 10/15/2048(2)(4)	342,903
9,660,492	1.31%, 12/15/2047(2)(4)	615,283
410,000	2.92%, 02/15/2046	413,923
1,290,000	3.06%, 10/15/2048(1)	849,336
695,000	3.13%, 12/15/2048	709,980
880,000	3.18%, 08/15/2045	908,615
535,166	3.53%, 12/15/2047	551,989
2,315,000	3.74%, 08/15/2047	2,427,013
775,000	4.06%, 02/15/2047	832,041
775,000	4.50%, 08/15/2045(1)	613,919

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Morgan Stanley Capital I Trust
$ 20,473,167	0.81%, 09/15/2047(1)(2)(4)	$359,093
2,605,000	3.47%, 08/11/2029(1)	2,697,943
860,000	5.35%, 07/15/2049(1)(2)	700,941
425,000	5.43%, 10/12/2052(1)(2)	399,183
2,120,185	5.57%, 12/15/2044	2,212,629
3,450,000	5.69%, 04/15/2049(2)	3,539,497
1,770,486	5.81%, 12/12/2049	1,849,263
600,000	6.46%, 01/11/2043(1)(2)	616,705
	Morgan Stanley Re-Remic Trust
1,864,889	5.99%, 08/12/2045(1)(2)	1,917,331
1,503,509	5.99%, 08/15/2045(1)(2)	1,544,213
	SFAVE Commercial Mortgage Securities Trust
885,000	3.87%, 01/05/2035(1)(2)	880,846
3,135,000	4.14%, 01/05/2035(1)(2)	2,844,890
	UBS-Barclays Commercial Mortgage Trust
1,200,000	3.09%, 08/10/2049	1,223,168
2,380,000	3.19%, 03/10/2046	2,431,795
4,695,120	3.24%, 04/10/2046	4,791,380
485,000	4.23%, 03/10/2046(1)(2)	381,051
589,253	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	596,354
	Wells Fargo Commercial Mortgage Trust
13,040,978	1.34%, 05/15/2048(2)(4)	966,739
1,665,000	2.92%, 10/15/2045	1,690,143
1,660,000	3.82%, 08/15/2050	1,748,382
395,000	4.24%, 05/15/2048(2)	295,334
430,000	4.37%, 06/15/2048(2)	317,952
60,000	4.94%, 10/15/2045(1)(2)	55,568
	WF-RBS Commercial Mortgage Trust
2,283,529	1.60%, 03/15/2047(2)(4)	163,246
845,000	2.87%, 11/15/2045	855,900
1,170,000	2.88%, 12/15/2045	1,184,407
1,545,000	3.02%, 11/15/2047(1)	968,268
305,000	3.07%, 03/15/2045	310,360
605,000	3.63%, 11/15/2047	626,894
3,515,000	3.68%, 08/15/2047	3,665,628
3,230,281	4.00%, 05/15/2047	3,448,668
3,255,000	4.05%, 03/15/2047	3,487,969
2,084,636	4.10%, 03/15/2047	2,240,898
2,130,000	4.90%, 06/15/2044(1)(2)	2,378,282
345,000	5.00%, 06/15/2044(1)(2)	316,574
400,505	5.00%, 04/15/2045(1)(2)	304,671
960,000	5.75%, 04/15/2045(1)(2)	967,588

		222,071,228

	Whole Loan Collateral CMO - 5.5%
	Adjustable Rate Mortgage Trust
252,435	0.68%, 01/25/2036(2)	207,118
1,150,204	0.70%, 11/25/2035(2)	1,045,861
1,385,413	0.93%, 01/25/2036(2)	1,196,507
	Alternative Loan Trust
2,641,170	0.70%, 01/25/2036(2)	2,232,351
1,318,139	0.74%, 11/25/2035(2)	1,086,226
248,913	0.83%, 10/25/2036(2)	173,081
1,055,734	5.75%, 05/25/2036	881,232
383,831	6.00%, 05/25/2036	325,775
237,489	6.00%, 12/25/2036	179,422
	American Home Mortgage Assets Trust
735,983	0.62%, 09/25/2046(2)	505,889
955,371	1.23%, 10/25/2046(2)	677,303
	Banc of America Funding Trust
158,294	0.62%, 10/20/2036(2)	122,708
205,317	0.63%, 02/20/2047(2)	166,960
2,383,382	0.73%, 05/20/2047(2)	1,956,678
2,947,784	5.77%, 05/25/2037(2)	2,632,743
132,510	5.85%, 01/25/2037(3)	109,996

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	BCAP LLC Trust
$ 538,026	0.60%, 01/25/2037(2)	$429,181
1,437,054	0.61%, 03/25/2037(2)	1,198,793
1,276,814	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(2)	1,252,386
	Bear Stearns Alt-A Trust
248,473	0.75%, 08/25/2036(2)	183,313
455,629	0.81%, 05/25/2036(2)	375,014
3,171,552	0.93%, 01/25/2036(2)	2,526,614
1,707,216	Bear Stearns Mortgage Funding Trust 0.61%, 10/25/2036(2)	1,409,574
1,045,152	Chase Mortgage Finance Trust 2.68%, 12/25/2035(2)	965,837
	CHL Mortgage Pass-Through Trust
1,483,203	1.11%, 03/25/2035(2)	1,196,252
632,744	2.51%, 06/20/2035(2)	607,517
378,756	2.63%, 03/20/2036(2)	334,374
	Connecticut Avenue Securities
1,435,000	3.03%, 05/25/2024(2)	1,221,692
1,400,000	3.33%, 07/25/2024(2)	1,230,550
2,960,000	3.43%, 07/25/2024(2)	2,599,930
600,000	4.43%, 05/25/2025(2)	550,998
850,000	5.33%, 11/25/2024(2)	825,622
	Countrywide Home Loans, Inc.
1,274,964	2.62%, 11/20/2035(2)	1,136,331
2,309,904	2.73%, 09/25/2047(2)	2,067,099
893,094	2.82%, 04/20/2036(2)	742,200
1,515,011	5.75%, 08/25/2037	1,414,812
1,555,604	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,460,185
	DSLA Mortgage Loan Trust
278,177	0.79%, 01/19/2045(2)	238,299
981,227	1.18%, 03/19/2046(2)	708,835
	GMAC Mortgage Corp. Loan Trust
1,125,596	3.07%, 09/19/2035(2)	1,036,703
184,410	3.13%, 04/19/2036(2)	165,987
	GSR Mortgage Loan Trust
256,521	0.93%, 11/25/2035(2)	174,574
368,442	2.76%, 10/25/2035(2)	324,878
5,072,305	3.20%, 01/25/2036(2)	4,648,844
	HarborView Mortgage Loan Trust
1,746,956	0.62%, 01/19/2038(2)	1,419,424
1,828,157	0.67%, 12/19/2036(2)	1,262,086
994,094	1.13%, 01/19/2035(2)	663,613
444,397	1.43%, 10/25/2037(2)	379,714
	IndyMac Index Mortgage Loan Trust
777,769	0.67%, 07/25/2035(2)	675,891
1,497,236	0.71%, 07/25/2035(2)	1,225,180
795,398	0.72%, 01/25/2036(2)	509,204
623,948	2.68%, 08/25/2035(2)	493,975
878,320	2.72%, 01/25/2036(2)	817,050
	JP Morgan Mortgage Trust
758,443	2.70%, 05/25/2036(2)	672,787
272,472	2.71%, 04/25/2037(2)	238,382
1,067,584	2.74%, 09/25/2035(2)	1,014,464
993,905	Lehman XS Trust 0.64%, 07/25/2046(2)	775,117
	LSTAR Securities Investment Trust
4,700,740	2.43%, 01/01/2020(1)(2)	4,607,196
6,627,412	2.43%, 04/01/2020(1)(2)	6,528,001
5,533,336	2.43%, 10/01/2020(1)(2)	5,440,929
556,726	Luminent Mortgage Trust 0.63%, 10/25/2046(2)	473,101
569,892	Merrill Lynch Mortgage Investors Trust 2.72%, 07/25/2035(2)	451,689
1,816,174	Morgan Stanley Mortgage Loan Trust 2.77%, 05/25/2036(2)	1,299,824

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 233,828	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(2)	$174,294
3,006,946	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,744,265
	Residential Accredit Loans, Inc.
250,775	0.65%, 02/25/2046(2)	104,751
2,151,293	0.73%, 04/25/2036(2)	1,453,660
347,053	1.09%, 09/25/2046(2)	242,896
2,514,593	1.53%, 11/25/2037(2)	1,572,745
1,930,509	6.00%, 12/25/2035	1,680,295
863,149	Residential Asset Securitization Trust 0.88%, 03/25/2035(2)	699,521
842,797	Residential Funding Mortgage Securities, Inc. 2.88%, 08/25/2035(2)	631,346
367,306	Sequoia Mortgage Trust 2.68%, 07/20/2037(2)	315,123
2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	2,876,124
607,121	Structured Adjustable Rate Mortgage Loan Trust 0.73%, 09/25/2034(2)	465,386
1,990,000	Structured Agency Credit Risk Debt Notes 2.07%, 04/25/2024(2)	1,958,172
627,949	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(2)	483,702
2,154,900	Towd Point Mortgage Trust 2.75%, 04/25/2055(1)(2)	2,147,698
	WaMu Mortgage Pass-Through Certificates Trust
1,280,976	0.85%, 06/25/2044(2)	1,151,256
728,760	1.27%, 07/25/2046(2)	591,554
380,707	2.15%, 11/25/2046(2)	339,502
428,278	2.19%, 12/25/2036(2)	379,697
282,051	2.20%, 06/25/2037(2)	243,307
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
529,153	0.52%, 02/25/2037(2)	339,706
262,470	0.59%, 02/25/2037(2)	190,077
2,037,540	1.03%, 07/25/2036(2)	1,153,087
1,004,681	1.12%, 11/25/2046(2)	691,483
922,870	Wells Fargo Alternative Loan Trust 2.74%, 12/28/2037(2)	791,499
	Wells Fargo Commercial Mortgage Trust
30,582,414	1.34%, 09/15/2057(2)(4)	2,206,420
2,115,000	2.88%, 05/15/2048(1)(2)	1,284,700
1,090,000	3.36%, 09/15/2058(1)	677,653
660,000	3.84%, 09/15/2058	690,942

		101,754,732

	Whole Loan Collateral PAC - 0.0%
200,339	Alternative Loan Trust 0.93%, 12/25/2035(2)	138,617

	Total Asset & Commercial Mortgage Backed Securities (cost $627,829,202)	624,964,031

Corporate Bonds - 32.9%
	Advertising - 0.0%
70,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	72,100

	Aerospace/Defense - 0.2%
470,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	473,915
	Lockheed Martin Corp.
955,000	2.50%, 11/23/2020	962,592
1,395,000	4.70%, 05/15/2046	1,474,264
710,000	Triumph Group, Inc. 5.25%, 06/01/2022	570,662

		3,481,433

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Agriculture - 0.5%
$ 534,000	Altria Group, Inc. 10.20%, 02/06/2039	$890,579
1,680,000	BAT International Finance plc 2.75%, 06/15/2020(1)	1,712,113
	Imperial Tobacco Finance plc
1,345,000	2.05%, 07/20/2018(1)	1,346,632
760,000	2.95%, 07/21/2020(1)	770,106
1,040,000	3.75%, 07/21/2022(1)	1,056,343
3,140,000	Reynolds American, Inc. 3.25%, 06/12/2020	3,221,357

		8,997,130

	Apparel - 0.1%
1,375,000	William Carter Co. 5.25%, 08/15/2021	1,416,250

	Auto Manufacturers - 1.5%
5,450,000	Daimler Finance NA LLC 1.65%, 03/02/2018(1)	5,396,846
	Ford Motor Credit Co. LLC
6,510,000	1.46%, 03/27/2017	6,466,142
700,000	2.24%, 06/15/2018	692,443
2,275,000	3.20%, 01/15/2021	2,256,754
430,000	4.21%, 04/15/2016	432,574
1,370,000	4.25%, 02/03/2017	1,398,811
	General Motors Financial Co., Inc.
1,900,000	2.40%, 04/10/2018	1,880,079
3,150,000	3.50%, 07/10/2019	3,170,075
3,640,000	4.75%, 08/15/2017	3,742,342
2,715,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017(1)	2,648,833

		28,084,899

	Auto Parts & Equipment - 0.1%
1,315,000	Delphi Automotive plc 3.15%, 11/19/2020	1,315,994
	ZF North America Capital, Inc.
190,000	4.50%, 04/29/2022(1)	183,112
165,000	4.75%, 04/29/2025(1)	154,688

		1,653,794

	Beverages - 1.6%
	Anheuser-Busch InBev Finance, Inc.
3,725,000	1.90%, 02/01/2019	3,731,862
605,000	2.15%, 02/01/2019	608,980
9,320,000	3.30%, 02/01/2023	9,459,399
2,905,000	4.70%, 02/01/2036	2,943,102
9,985,000	4.90%, 02/01/2046	10,340,206
	Anheuser-Busch InBev Worldwide, Inc.
1,025,000	2.50%, 07/15/2022	998,202
1,445,000	3.75%, 07/15/2042	1,239,343

		29,321,094

	Biotechnology - 0.1%
2,360,000	Celgene Corp. 4.63%, 05/15/2044	2,213,831
675,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	694,060

		2,907,891

	Chemicals - 0.1%
	CF Industries, Inc.
1,650,000	4.95%, 06/01/2043	1,280,060
1,415,000	5.15%, 03/15/2034	1,206,196

		2,486,256

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Commercial Banks - 11.7%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 3,200,000	7.00%, 02/19/2019(2)(5)(6)	$3,261,334
$ 2,400,000	9.00%, 05/09/2018(2)(5)(6)	2,508,000
	Banco Santander S.A.
EUR 4,200,000	6.25%, 03/12/2019(2)(5)(6)	4,185,873
700,000	6.25%, 09/11/2021(2)(5)(6)	691,010
	Bank of America Corp.
$ 2,060,000	4.00%, 01/22/2025	2,013,197
7,650,000	4.20%, 08/26/2024	7,594,040
990,000	5.00%, 01/21/2044	1,020,918
1,316,000	5.70%, 05/02/2017	1,370,906
4,630,000	6.05%, 05/16/2016	4,694,343
2,235,000	7.75%, 05/14/2038	3,011,607
EUR 1,700,000	Bank of Ireland 7.38%, 06/18/2020(2)(5)(6)	1,867,725
$ 1,715,000	Bank of New York Mellon Corp. 2.60%, 08/17/2020	1,736,938
5,535,000	Bank of Nova Scotia 4.50%, 12/16/2025	5,471,071
	Barclays Bank plc
6,900,000	6.05%, 12/04/2017(1)	7,357,449
600,000	7.75%, 04/10/2023(2)	636,000
	Barclays plc
EUR 500,000	6.50%, 09/15/2019(2)(5)	522,692
1,100,000	8.00%, 12/15/2020(2)(5)	1,249,842
$ 1,605,000	8.25%, 12/15/2018(2)(5)	1,681,079
	BPCE S.A.
1,305,000	5.15%, 07/21/2024(1)	1,307,243
1,900,000	5.70%, 10/22/2023(1)	1,976,488
1,750,000	Capital One Financial Corp. 6.15%, 09/01/2016	1,799,226
	Capital One NA/Mclean VA
7,075,000	1.65%, 02/05/2018	7,022,008
2,200,000	2.35%, 08/17/2018	2,206,131
	CIT Group, Inc.
40,000	5.00%, 05/15/2017	40,850
1,614,000	5.50%, 02/15/2019(1)	1,666,455
485,000	6.63%, 04/01/2018(1)	512,645
	Citigroup, Inc.
4,050,000	1.85%, 11/24/2017	4,047,833
2,425,000	4.30%, 11/20/2026	2,397,641
1,850,000	4.40%, 06/10/2025	1,847,556
6,405,000	4.45%, 09/29/2027	6,321,466
1,135,000	4.65%, 07/30/2045	1,123,911
435,000	5.50%, 09/13/2025	466,723
1,425,000	6.68%, 09/13/2043	1,703,194
	Credit Agricole S.A.
200,000	4.38%, 03/17/2025(1)	193,320
EUR 1,440,000	6.50%, 06/23/2021(2)(5)(6)	1,544,353
$ 845,000	6.63%, 09/23/2019(1)(2)(5)	795,072
3,580,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(5)	3,494,674
3,425,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020(1)	3,435,357
800,000	Credit Suisse Group Guernsey I Ltd. 7.88%, 02/24/2041(2)(6)	817,658
2,080,000	Deutsche Bank AG 4.50%, 04/01/2025	1,852,163
	Goldman Sachs Group, Inc.
360,000	1.78%, 04/23/2020(2)	357,819
1,725,000	2.38%, 01/22/2018	1,733,772
1,900,000	2.60%, 04/23/2020	1,891,089
1,695,000	2.75%, 09/15/2020	1,693,815
160,000	4.25%, 10/21/2025	159,475
860,000	4.75%, 10/21/2045	851,194
2,105,000	5.15%, 05/22/2045	2,044,304
2,696,000	6.00%, 06/15/2020	3,026,120
1,410,000	6.25%, 02/01/2041	1,671,855

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,700,000	6.45%, 05/01/2036	$1,904,563
4,760,000	6.75%, 10/01/2037	5,495,187
	HSBC Holdings plc
3,800,000	4.25%, 08/18/2025	3,747,628
EUR 1,775,000	5.25%, 09/16/2022(2)(5)(6)	1,817,101
$ 800,000	5.25%, 03/14/2044	818,154
1,250,000	5.63%, 01/17/2020(2)(5)	1,218,046
700,000	6.50%, 09/15/2037	802,462
1,285,000	6.80%, 06/01/2038	1,557,426
1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,127,304
1,095,000	ING Groep N.V. 6.00%, 04/16/2020(2)(5)	1,061,466
3,655,000	Intesa Sanpaolo S.p.A. 5.71%, 01/15/2026(1)	3,591,089
	JP Morgan Chase & Co.
455,000	2.55%, 10/29/2020	453,610
530,000	2.75%, 06/23/2020	532,674
9,115,000	4.25%, 10/01/2027	9,086,397
2,800,000	4.35%, 08/15/2021	2,990,280
415,000	5.60%, 07/15/2041	475,017
4,305,000	5.63%, 08/16/2043	4,699,583
1,920,000	6.00%, 01/15/2018	2,068,975
EUR 1,030,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(5)(6)	1,101,852
	Lloyds Banking Group plc
2,860,000	6.38%, 06/27/2020(2)(5)(6)	3,183,441
GBP 915,000	7.00%, 06/27/2019(2)(5)(6)	1,279,582
	Morgan Stanley
$ 1,975,000	2.13%, 04/25/2018	1,976,242
465,000	2.45%, 02/01/2019	466,674
1,175,000	2.50%, 01/24/2019	1,179,695
3,990,000	3.95%, 04/23/2027	3,851,340
2,710,000	4.00%, 07/23/2025	2,763,821
2,720,000	4.30%, 01/27/2045	2,554,678
1,410,000	4.35%, 09/08/2026	1,415,718
310,000	4.88%, 11/01/2022	329,703
4,950,000	5.55%, 04/27/2017	5,184,239
505,000	7.30%, 05/13/2019	578,718
813,000	PNC Bank NA 6.88%, 04/01/2018	891,741
	Royal Bank of Scotland Group plc
1,665,000	6.13%, 12/15/2022	1,797,299
2,455,000	7.50%, 08/10/2020(2)(5)	2,497,963
520,000	8.00%, 08/10/2025(2)(5)	533,650
9,600,000	Santander Issuances SAU 5.18%, 11/19/2025	9,082,954
2,345,000	Santander UK Group Holdings plc 4.75%, 09/15/2025(1)	2,326,887
3,870,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(5)(6)	4,033,500
1,325,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(5)	1,249,965
3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,137,879
1,195,000	UBS AG 7.63%, 08/17/2022	1,352,788
	UBS Group AG
EUR 800,000	5.75%, 02/19/2022(2)(5)(6)	894,806
$ 425,000	7.13%, 02/19/2020(2)(5)(6)	437,767
720,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(5)(6)	606,751
	Wells Fargo & Co.
2,050,000	2.60%, 07/22/2020	2,067,856
450,000	3.00%, 02/19/2025	439,219
3,000,000	4.90%, 11/17/2045	3,013,371
50,000	5.38%, 11/02/2043	53,881

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,130,000	5.61%, 01/15/2044	$3,431,710

		218,038,086

	Commercial Services - 0.1%
1,310,000	ADT Corp. 6.25%, 10/15/2021	1,359,125
1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,028,625
	United Rentals North America, Inc.
425,000	4.63%, 07/15/2023	412,250
290,000	5.50%, 07/15/2025	258,825

		3,058,825

	Construction Materials - 0.2%
	Building Materials Corp. of America
665,000	5.38%, 11/15/2024(1)	655,025
695,000	6.00%, 10/15/2025(1)	708,900
1,800,000	CRH America, Inc. 5.13%, 05/18/2045(1)	1,821,361
690,000	Norbord, Inc. 6.25%, 04/15/2023(1)	671,025
15,000	USG Corp. 5.50%, 03/01/2025(1)	15,206

		3,871,517

	Diversified Financial Services - 1.0%
125,000	Aircastle Ltd. 5.50%, 02/15/2022	124,375
1,905,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	1,974,190
1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,579,756
	International Lease Finance Corp.
2,600,000	5.88%, 04/01/2019	2,694,250
1,025,000	6.75%, 09/01/2016(1)	1,045,500
	Navient Corp.
1,095,000	5.50%, 01/15/2019	1,026,562
395,000	7.25%, 01/25/2022	351,550
945,000	8.45%, 06/15/2018	978,075
2,690,000	Synchrony Financial 2.60%, 01/15/2019	2,685,957
	Visa, Inc.
3,540,000	2.80%, 12/14/2022	3,606,665
2,315,000	4.30%, 12/14/2045	2,389,323

		18,456,203

	Electric - 0.5%
275,000	AES Corp. 5.50%, 03/15/2024	247,156
1,465,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,498,229
1,910,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,986,925
360,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	369,550
2,375,000	Electricite de France S.A. 4.95%, 10/13/2045(1)	2,355,084
1,880,000	Exelon Corp. 2.85%, 06/15/2020	1,882,051
675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	791,078

		9,130,073

	Electrical Components & Equipment - 0.0%
705,000	EnerSys 5.00%, 04/30/2023(1)	694,425

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Engineering & Construction - 0.3%
	SBA Tower Trust
$ 2,400,000	2.93%, 12/15/2042(1)	$2,443,046
3,435,000	3.60%, 04/15/2043(1)	3,464,588

		5,907,634

	Environmental Control - 0.1%
	Clean Harbors, Inc.
150,000	5.13%, 06/01/2021	150,750
1,035,000	5.25%, 08/01/2020	1,054,406

		1,205,156

	Food - 0.3%
	Kraft Heinz Foods Co.
4,800,000	2.00%, 07/02/2018(1)	4,795,810
815,000	2.80%, 07/02/2020(1)	820,683
750,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(1)	699,375

		6,315,868

	Forest Products & Paper - 0.1%
	Cascades, Inc.
265,000	5.50%, 07/15/2022(1)	253,738
270,000	5.75%, 07/15/2023(1)	257,850
1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	1,005,812

		1,517,400

	Gas - 0.0%
75,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	63,000

	Healthcare-Products - 0.6%
1,255,000	Danaher Corp. 2.40%, 09/15/2020	1,277,564
140,000	Hologic, Inc. 5.25%, 07/15/2022(1)	144,900
	Medtronic, Inc.
2,155,000	2.50%, 03/15/2020	2,188,568
2,035,000	3.15%, 03/15/2022	2,101,891
1,445,000	4.38%, 03/15/2035	1,475,005
3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,636,380

		10,824,308

	Healthcare-Services - 0.9%
	Anthem, Inc.
4,575,000	3.50%, 08/15/2024	4,531,702
1,300,000	4.63%, 05/15/2042	1,216,883
505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	501,213
	HCA, Inc.
690,000	6.50%, 02/15/2020	760,725
1,336,000	7.50%, 11/15/2095	1,275,880
440,000	LifePoint Health, Inc. 5.88%, 12/01/2023	456,500
150,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	153,750
2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,775,937
	UnitedHealth Group, Inc.
1,745,000	3.35%, 07/15/2022	1,805,414
1,620,000	3.75%, 07/15/2025	1,685,898
590,000	4.75%, 07/15/2045	631,989
515,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	524,012

		16,319,903

	Holding Companies-Diversified - 0.2%
4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(1)	4,045,970

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Home Builders - 0.1%
$ 850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	$856,375
1,210,000	Lennar Corp. 4.50%, 06/15/2019	1,240,250
515,000	Meritage Homes Corp. 6.00%, 06/01/2025	502,125

		2,598,750

	Insurance - 0.4%
2,050,000	American International Group, Inc. 4.70%, 07/10/2035	1,957,365
	CNO Financial Group, Inc.
25,000	4.50%, 05/30/2020	25,625
120,000	5.25%, 05/30/2025	121,200
	Marsh & McLennan Cos., Inc.
635,000	2.55%, 10/15/2018	642,308
1,535,000	3.50%, 03/10/2025	1,527,039
1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	2,213,790
215,000	Pacific Life Insurance Co. 9.25%, 06/15/2039(1)	314,993

		6,802,320

	Iron/Steel - 0.1%
	ArcelorMittal
535,000	5.13%, 06/01/2020	430,675
160,000	6.13%, 06/01/2025	116,000
	Steel Dynamics, Inc.
300,000	5.13%, 10/01/2021	279,750
325,000	5.50%, 10/01/2024	293,313
820,000	United States Steel Corp. 7.38%, 04/01/2020	389,500

		1,509,238

	IT Services - 0.1%
1,955,000	Apple, Inc. 3.45%, 02/09/2045	1,631,170

	Lodging - 0.1%
1,085,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,038,888

	Machinery - Construction & Mining - 0.0%
255,000	Oshkosh Corp. 5.38%, 03/01/2025	252,450

	Machinery-Diversified - 0.1%
995,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,065,148

	Media - 2.6%
	21st Century Fox America, Inc.
1,090,000	3.70%, 10/15/2025	1,085,161
2,150,000	6.15%, 03/01/2037	2,290,277
750,000	6.20%, 12/15/2034	861,272
1,028,000	8.00%, 10/17/2016	1,074,153
	CCO Holdings LLC / CCO Holdings Capital Corp.
35,000	5.13%, 02/15/2023	34,913
140,000	5.25%, 09/30/2022	141,750
170,000	5.75%, 09/01/2023	173,806
	CCO Safari II LLC
2,085,000	3.58%, 07/23/2020(1)	2,096,757
1,445,000	4.46%, 07/23/2022(1)	1,447,589
3,320,000	4.91%, 07/23/2025(1)	3,323,290
4,520,000	6.48%, 10/23/2045(1)	4,550,456
1,015,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,009,286
	Comcast Corp.
1,740,000	4.75%, 03/01/2044	1,782,754
95,000	5.70%, 07/01/2019	107,222

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Cox Communications, Inc.
$ 685,000	3.25%, 12/15/2022(1)	$639,215
1,200,000	3.85%, 02/01/2025(1)	1,124,074
1,545,000	DIRECTV Holdings LLC 3.80%, 03/15/2022	1,560,955
	DISH DBS Corp.
755,000	5.88%, 11/15/2024	672,894
1,200,000	7.88%, 09/01/2019	1,302,000
	Grupo Televisa S.A.B.
340,000	5.00%, 05/13/2045	286,998
1,295,000	6.13%, 01/31/2046	1,280,289
1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,252,350
1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,637,336
280,000	Numericable-SFR SAS 4.88%, 05/15/2019(1)	277,900
	Sky plc
1,115,000	2.63%, 09/16/2019(1)	1,116,894
1,295,000	3.13%, 11/26/2022(1)	1,282,180
	TEGNA, Inc.
1,670,000	5.13%, 10/15/2019	1,749,325
1,020,000	5.13%, 07/15/2020	1,055,700
	Time Warner Cable, Inc.
1,175,000	4.50%, 09/15/2042	935,043
165,000	5.88%, 11/15/2040	151,031
125,000	6.75%, 06/15/2039	127,326
150,000	7.30%, 07/01/2038	159,380
2,145,000	8.75%, 02/14/2019	2,477,426
	Time Warner Entertainment Co., L.P.
80,000	8.38%, 03/15/2023	97,750
3,190,000	8.38%, 07/15/2033	3,766,104
	Time Warner, Inc.
1,125,000	3.60%, 07/15/2025	1,092,096
575,000	4.85%, 07/15/2045	518,291
1,445,000	6.10%, 07/15/2040	1,488,788
345,000	6.20%, 03/15/2040	361,914
1,100,000	6.50%, 11/15/2036	1,211,758
330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	345,041

		47,948,744

	Mining - 0.1%
1,965,000	Corp. Nacional del Cobre de Chile 4.50%, 09/16/2025(1)	1,882,171
605,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	542,742

		2,424,913

	Miscellaneous Manufacturing - 0.1%
2,013,000	General Electric Co. 5.00%, 01/21/2021(2)(5)	2,068,358

	Oil & Gas - 2.0%
1,345,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	1,358,532
220,000	Antero Resources Corp. 5.63%, 06/01/2023(1)	182,600
710,000	BP Capital Markets plc 2.52%, 01/15/2020	705,354
	Cenovus Energy, Inc.
1,490,000	5.20%, 09/15/2043	1,038,634
215,000	6.75%, 11/15/2039	165,296
3,700,000	CNPC General Capital Ltd 1.45%, 04/16/2016(1)	3,699,467
1,745,000	ConocoPhillips Co. 3.35%, 11/15/2024	1,498,611

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 600,000	Devon Energy Corp. 5.85%, 12/15/2025	$560,396
1,930,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,335,946
2,655,000	EnCana Corp. 6.50%, 05/15/2019	2,284,166
1,121,000	Harvest Operations Corp. 6.88%, 10/01/2017	779,095
	Hess Corp.
635,000	5.60%, 02/15/2041	452,156
936,000	6.00%, 01/15/2040	718,661
1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	1,930,298
1,875,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,439,113
2,195,000	Pertamina Persero PT 5.63%, 05/20/2043(6)	1,710,315
	Petrobras Global Finance B.V.
GBP 1,415,000	5.38%, 10/01/2029	1,151,160
$ 1,975,000	6.75%, 01/27/2041	1,241,189
	Petroleos Mexicanos
2,740,000	5.50%, 02/04/2019(1)	2,764,523
640,000	5.50%, 06/27/2044	482,432
690,000	6.38%, 02/04/2021(1)	700,315
2,350,000	6.63%, 06/15/2035	2,080,243
MXN 40,000,000	7.47%, 11/12/2026	1,940,543
	Pioneer Natural Resources Co.
$ 100,000	3.45%, 01/15/2021	93,724
155,000	3.95%, 07/15/2022	144,195
290,000	6.65%, 03/15/2017	295,176
	QEP Resources, Inc.
20,000	5.38%, 10/01/2022	13,600
25,000	6.80%, 03/01/2020	21,063
170,000	SM Energy Co. 6.13%, 11/15/2022	97,750
	Statoil ASA
300,000	3.70%, 03/01/2024	301,461
1,855,000	3.95%, 05/15/2043	1,612,411
105,000	Tesoro Corp. 5.13%, 04/01/2024	98,700
95,000	WPX Energy, Inc. 5.25%, 09/15/2024	51,775
3,965,000	YPF S.A. 8.50%, 07/28/2025(6)	3,689,928
825,000	Zhaikmunai LLP 7.13%, 11/13/2019(6)	604,115

		37,242,943

	Oil & Gas Services - 0.1%
1,050,000	Halliburton Co. 2.70%, 11/15/2020	1,025,605

	Packaging & Containers - 0.1%
215,000	Ball Corp. 4.38%, 12/15/2020	222,727
690,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	690,000
300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	294,375

		1,207,102

	Pharmaceuticals - 0.9%
	Actavis Funding SCS
5,710,000	2.35%, 03/12/2018	5,736,249
5,225,000	3.00%, 03/12/2020	5,288,891
855,000	Cardinal Health, Inc. 1.95%, 06/15/2018	852,554

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,240,000	EMD Finance LLC 2.95%, 03/19/2022(1)	$2,216,267
	Mylan N.V.
1,020,000	3.00%, 12/15/2018(1)	1,022,040
1,170,000	3.75%, 12/15/2020(1)	1,183,243
1,125,000	Perrigo Co. plc 1.30%, 11/08/2016	1,117,304
195,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	197,438

		17,613,986

	Pipelines - 0.8%
330,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.25%, 04/01/2023(1)	200,475
	DCP Midstream LLC
60,000	5.35%, 03/15/2020(1)	49,049
70,000	9.75%, 03/15/2019(1)	66,040
	DCP Midstream Operating L.P.
195,000	2.70%, 04/01/2019	156,506
100,000	3.88%, 03/15/2023	67,222
200,000	4.95%, 04/01/2022	150,035
100,000	5.60%, 04/01/2044	59,689
2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,877,040
	Energy Transfer Partners L.P.
570,000	4.75%, 01/15/2026	481,610
3,975,000	5.95%, 10/01/2043	2,979,481
2,050,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	1,492,871
	MPLX L.P.
475,000	4.88%, 12/01/2024(1)	370,728
240,000	4.88%, 06/01/2025(1)	187,451
1,375,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	1,258,911
1,080,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	907,386
	Tesoro Logistics L.P.
515,000	5.50%, 10/15/2019(1)	478,306
480,000	6.25%, 10/15/2022(1)	436,800
	Williams Partners L.P.
3,610,000	3.60%, 03/15/2022	2,636,145
1,255,000	4.30%, 03/04/2024	934,768

		14,790,513

	Real Estate - 0.2%
3,365,000	ProLogis L.P. 3.35%, 02/01/2021	3,438,818

	Real Estate Investment Trusts - 1.3%
	American Tower Corp.
2,160,000	3.40%, 02/15/2019	2,213,073
1,125,000	4.50%, 01/15/2018	1,173,428
3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,151,402
	Duke Realty L.P.
1,625,000	3.63%, 04/15/2023	1,617,104
780,000	3.75%, 12/01/2024	772,134
	Equinix, Inc.
560,000	4.88%, 04/01/2020	581,000
95,000	5.38%, 04/01/2023	98,325
	HCP, Inc.
1,950,000	4.00%, 06/01/2025	1,915,401
1,605,000	4.25%, 11/15/2023	1,623,973
	Kimco Realty Corp.
2,115,000	3.13%, 06/01/2023	2,073,351
1,085,000	3.40%, 11/01/2022	1,097,434

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Liberty Property L.P.
$ 950,000	3.38%, 06/15/2023	$914,361
860,000	4.13%, 06/15/2022	888,073
1,865,000	Realty Income Corp. 3.25%, 10/15/2022	1,827,422
785,000	UDR, Inc. 3.70%, 10/01/2020	823,477
1,110,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,094,046
	Welltower, Inc.
505,000	4.00%, 06/01/2025	502,944
2,950,000	4.50%, 01/15/2024	3,060,590

		25,427,538

	Retail - 0.6%
	CVS Health Corp.
4,475,000	2.80%, 07/20/2020	4,547,370
1,605,000	3.88%, 07/20/2025	1,658,914
2,370,000	5.13%, 07/20/2045	2,546,510
	Group 1 Automotive, Inc.
640,000	5.00%, 06/01/2022	608,800
35,000	5.25%, 12/15/2023(1)	32,900
	Home Depot, Inc.
260,000	4.20%, 04/01/2043	259,013
1,655,000	4.25%, 04/01/2046	1,662,972
835,000	McDonald’s Corp. 2.75%, 12/09/2020	846,855
205,000	Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/01/2025	211,662

		12,374,996

	Savings & Loans - 0.2%
	Nationwide Building Society
710,000	2.35%, 01/21/2020(1)	712,358
GBP 2,480,000	6.88%, 06/20/2019(2)(5)(6)	3,436,395

		4,148,753

	Semiconductors - 0.1%
	NXP B.V. / NXP Funding LLC
$ 210,000	4.13%, 06/15/2020(1)	208,950
250,000	4.63%, 06/15/2022(1)	243,125
350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	336,875
211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	215,220
455,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	447,649

		1,451,819

	Shipbuilding - 0.0%
100,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	103,000

	Software - 0.4%
2,625,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(1)	2,756,250
	Audatex North America, Inc.
1,320,000	6.00%, 06/15/2021(1)	1,329,900
40,000	6.13%, 11/01/2023(1)	40,300
	First Data Corp.
125,000	5.00%, 01/15/2024(1)	125,000
695,000	5.38%, 08/15/2023(1)	708,900
112,000	6.75%, 11/01/2020(1)	118,020
2,855,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(1)	2,860,376
	MSCI, Inc.
360,000	5.25%, 11/15/2024(1)	371,250
180,000	5.75%, 08/15/2025(1)	190,350

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 170,000	Open Text Corp. 5.63%, 01/15/2023(1)	$169,150

		8,669,496

	Telecommunications - 1.7%
340,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	334,050
	AT&T, Inc.
1,865,000	3.60%, 02/17/2023	1,863,601
835,000	4.50%, 05/15/2035	753,082
1,860,000	4.75%, 05/15/2046	1,649,232
155,000	5.80%, 02/15/2019	171,154
350,000	CommScope, Inc. 4.38%, 06/15/2020(1)	356,125
1,830,000	Digicel Group Ltd. 7.13%, 04/01/2022(6)	1,364,265
210,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	204,225
4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	4,473,000
545,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	538,188
650,000	Nokia Oyj 6.63%, 05/15/2039	659,750
	Sprint Communications, Inc.
1,645,000	7.00%, 03/01/2020(1)	1,579,200
862,000	9.00%, 11/15/2018(1)	879,240
	T-Mobile USA, Inc.
1,035,000	6.46%, 04/28/2019	1,067,344
955,000	6.63%, 04/28/2021	987,231
	Verizon Communications, Inc.
4,236,000	4.27%, 01/15/2036	3,780,939
1,785,000	4.40%, 11/01/2034	1,625,880
2,629,000	4.52%, 09/15/2048	2,303,314
5,314,000	4.67%, 03/15/2055	4,468,086
1,620,000	4.86%, 08/21/2046	1,502,339
870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	854,775

		31,415,020

	Transportation - 0.6%
725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	946,121
3,850,000	Kansas City Southern 3.00%, 05/15/2023(1)	3,734,820
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
565,000	2.50%, 06/15/2019(1)	558,210
3,700,000	2.88%, 07/17/2018(1)	3,749,628
915,000	4.88%, 07/11/2022(1)	971,581
1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	1,094,690

		11,055,050

	Total Corporate Bonds (cost $636,222,518)	615,173,833

Foreign Government Obligations - 2.6%
	Angola - 0.0%
760,000	Republic of Angola 9.50%, 11/12/2025(1)	634,752

	Brazil - 0.3%
	Brazil Notas do Tesouro Nacional Series B
BRL 8,342,570	6.00%, 05/15/2019(7)	2,085,357
15,613,284	6.00%, 08/15/2022(7)	3,692,879

		5,778,236

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Cameroon - 0.1%
$ 2,570,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	$2,203,775

	Colombia - 0.1%
	Colombian TES
COP 4,394,574,716	3.00%, 03/25/2033(7)	1,098,083
2,286,051,566	3.50%, 03/10/2021(7)	690,660

		1,788,743

	Dominican Republic - 0.1%
$ 1,800,000	Dominican Republic International Bond 5.50%, 01/27/2025(1)	1,692,000

	Gabon - 0.1%
2,250,000	Gabon Government International Bond 6.38%, 12/12/2024(6)	1,731,555

	Hungary - 0.0%
HUF 89,740,000	Hungary Government Bond 5.50%, 06/24/2025	371,272

	Indonesia - 0.1%
IDR30,845,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	2,158,411

	Malaysia - 0.1%
MYR 5,565,000	Malaysia Government Bond 3.49%, 03/31/2020	1,343,521

	Mexico - 0.2%
MXN 24,017,100	Mexican Bonos 10.00%, 12/05/2024	1,692,494
$ 1,770,000	Mexico Government International Bond 4.60%, 01/23/2046	1,570,875

		3,263,369

	Peru - 0.2%
PEN 10,420,000	Peru Government Bond 5.20%, 09/12/2023	2,648,167
$ 1,050,000	Peruvian Government International Bond 4.13%, 08/25/2027	1,036,875

		3,685,042

	Poland - 0.1%
PLN 4,129,000	Poland Government Bond 3.25%, 07/25/2025	1,035,202

	Romania - 0.0%
RON 1,300,000	Romania Government Bond 5.85%, 04/26/2023	360,848

	Russia - 0.3%
	Russian Federal Bond - OFZ
RUB 67,635,000	7.50%, 02/27/2019	836,829
406,375,000	14.42%, 01/29/2020(2)	5,551,215

		6,388,044

	South Africa - 0.2%
	South Africa Government Bond
ZAR 36,500,000	7.00%, 02/28/2031	1,827,504
28,880,000	7.75%, 02/28/2023	1,696,048

		3,523,552

	Thailand - 0.1%
THB 36,595,000	Thailand Government Bond 3.85%, 12/12/2025	1,156,798

	Tunisia - 0.1%
$ 1,865,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(6)	1,548,099

	Turkey - 0.3%
	Turkey Government Bond
TRY 11,701,063	2.00%, 04/16/2025(7)	3,689,105

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

TRY 4,015,330	2.50%, 05/04/2016(7)	$1,361,946
3,455,000	7.10%, 03/08/2023	967,321

		6,018,372

	Uruguay - 0.2%
	Uruguay Government International Bond
UYU 58,688,851	3.70%, 06/26/2037(7)	1,452,339
81,874,942	4.25%, 04/05/2027(7)	2,351,713
18,984,620	4.38%, 12/15/2028(7)	543,466

		4,347,518

	Total Foreign Government Obligations (cost $55,150,003)	49,029,109

Municipal Bonds - 1.0%
	Development - 0.1%
	State of California
$ 1,300,000	7.50%, 04/01/2034	1,839,669
345,000	7.60%, 11/01/2040	516,779
80,000	7.63%, 03/01/2040	117,634

		2,474,082

	General - 0.3%
2,705,000	Chicago Transit Auth 6.90%, 12/01/2040	3,194,461
	Puerto Rico Commonwealth Gov’t Employees Retirement System
2,870,000	6.15%, 07/01/2038	810,775
750,000	6.20%, 07/01/2039	211,875
3,350,000	6.30%, 07/01/2043	946,375
975,000	6.55%, 07/01/2058	275,437

		5,438,923

	General Obligation - 0.4%
4,035,000	California State, GO Taxable 7.55%, 04/01/2039	5,911,194
875,000	Illinois State, GO 5.10%, 06/01/2033	826,761

		6,737,955

	Higher Education - 0.1%
2,365,000	University of California 4.60%, 05/15/2031	2,593,246

	Utility - Electric - 0.1%
1,285,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,541,268

	Total Municipal Bonds (cost $20,062,818)	18,785,474

Senior Floating Rate Interests - 5.3%(8)
	Advertising - 0.0%
478,956	Acosta Holdco, Inc. 4.25%, 09/26/2021	457,106

	Aerospace/Defense - 0.1%
956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	955,749
115,884	DigitalGlobe, Inc. 4.75%, 01/31/2020	113,711
1,489,291	Transdigm, Inc. 3.50%, 05/14/2022	1,426,235

		2,495,695

	Agriculture - 0.0%
287,311	Pinnacle Operating Corp. 4.75%, 11/15/2018	264,326

	Airlines - 0.0%
441,350	Delta Air Lines, Inc. 3.25%, 10/18/2018	440,485

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Auto Manufacturers - 0.2%
	Chrysler Group LLC
$ 1,070,925	3.25%, 12/31/2018	$1,062,443
1,354,532	3.50%, 05/24/2017	1,348,612
462,675	Jaguar Holding Co. 4.25%, 08/18/2022	453,324
337,888	MPG Holdco I Inc. 3.75%, 10/20/2021	323,829

		3,188,208

	Auto Parts & Equipment - 0.1%
206,232	Affinia Group Intermediate Holdings, Inc. 4.75%, 04/27/2020	205,589
334,900	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	320,248
903,000	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	862,365

		1,388,202

	Chemicals - 0.2%
202,124	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	199,472
104,872	AIlnex USA, Inc. 4.50%, 10/03/2019	103,497
696,500	Chemours Co. 3.75%, 05/12/2022	615,239
342,905	Huntsman International, LLC 3.52%, 04/19/2019	336,332
	Ineos U.S. Finance LLC
1,447,481	3.75%, 05/04/2018	1,393,200
431,736	4.25%, 03/31/2022	411,228
273,062	Nexeo Solutions LLC 5.00%, 09/08/2017	263,961
686,947	Univar, Inc. 4.25%, 07/01/2022	664,429

		3,987,358

	Coal - 0.1%
325,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	64,350
	Arch Coal, Inc.
425,000	0.00%, 01/12/2017(9)	405,875
1,810,165	6.25%, 05/16/2018	533,492

		1,003,717

	Commercial Services - 0.1%
418,664	Moneygram International, Inc. 4.25%, 03/27/2020	382,378
399,224	ON Assignment, Inc. 3.75%, 06/03/2022	398,394
1,116,199	ServiceMaster Co. 4.25%, 07/01/2021	1,104,758

		1,885,530

	Distribution/Wholesale - 0.0%
330,438	ABC Supply Co., Inc. 3.50%, 04/16/2020	326,390

	Diversified Financial Services - 0.0%
325,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	323,512
212,853	TransFirst, Inc. 4.75%, 11/12/2021	212,665
459,662	Walter Investment Management Corp. 4.75%, 12/19/2020	355,953

		892,130

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Electric - 0.1%
$ 1,004,458	Calpine Corp. 3.25%, 01/31/2022	$943,567
330,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	188,100
280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	278,776
1,008,567	Seadrill Partners Finco LLC 4.00%, 02/21/2021	400,401
350,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(10)	105,487

		1,916,331

	Electronics - 0.1%
1,501,363	CDW LLC 3.25%, 04/29/2020	1,472,837

	Entertainment - 0.0%
313,425	Eldorado Resorts LLC 4.25%, 07/23/2022	310,291
267,300	Scientific Games International, Inc. 6.00%, 10/01/2021	237,311

		547,602

	Food - 0.3%
	Albertsons LLC
992,500	5.50%, 08/25/2021	969,940
360,000	5.50%, 12/21/2022	351,450
1,100,400	Aramark Services, Inc. 3.25%, 02/24/2021	1,092,147
315,000	B&G Foods, Inc. 3.75%, 11/02/2022	314,213
508,725	Hostess Brands LLC 4.50%, 08/03/2022	504,696
1,105,000	JBS USA LLC 4.00%, 10/30/2022	1,055,275
450,629	U.S. Foods, Inc. 4.50%, 03/31/2019	443,730

		4,731,451

	Food Service - 0.0%
285,650	Hearthside Food Solutions 4.50%, 06/02/2021	274,224

	Forest Products & Paper - 0.0%
310,400	Wilsonart LLC 4.00%, 10/31/2019	302,383

	Healthcare-Products - 0.0%
663,188	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	638,596
289,275	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	280,597

		919,193

	Healthcare-Services - 0.5%
504,057	American Renal Holdings, Inc. 4.50%, 09/20/2019	490,826
443,250	Amsurg Corp. 3.50%, 07/16/2021	440,240
187,625	CDRH Parent, Inc. 5.25%, 07/01/2021	156,980
	Community Health Systems, Inc.
1,290,250	3.66%, 12/31/2018	1,268,561
211,045	3.75%, 12/31/2019	202,498
592,293	4.00%, 01/27/2021	569,341
861,875	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	859,936
570,000	Envision Healthcare Corp. 4.50%, 10/28/2022	565,417

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 953,063	HCA, Inc. 3.36%, 05/01/2018	$951,518
453,237	IMS Health, Inc. 3.50%, 03/17/2021	443,746
709,865	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	691,409
694,520	Opal Acquisition, Inc. 5.00%, 11/27/2020	559,089
856,950	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	751,117
257,400	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	252,252
935,000	U.S. Renal Care, Inc. 5.25%, 12/31/2022	928,577

		9,131,507

	Insurance - 0.4%
	Asurion LLC
460,171	5.00%, 05/24/2019	432,276
1,429,897	5.00%, 08/04/2022	1,304,066
1,430,000	8.50%, 03/03/2021	1,203,245
355,875	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	339,640
931,125	Evertec Group LLC 3.25%, 04/17/2020	885,733
196,857	National Financial Partners Corp. 4.50%, 07/01/2020	187,555
	Sedgwick Claims Management Services, Inc.
1,718,144	3.75%, 03/01/2021	1,649,418
580,000	6.75%, 02/28/2022	511,368
1,028,265	USI, Inc. 4.25%, 12/27/2019	1,005,777

		7,519,078

	Internet - 0.1%
314,152	Lands’ End, Inc. 4.25%, 04/04/2021	251,322
1,250,568	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,231,034

		1,482,356

	Leisure Time - 0.2%
549,000	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	545,915
	Delta 2 (LUX) S.a.r.l.
2,125,000	4.75%, 07/30/2021	1,996,841
755,000	7.75%, 07/31/2022	626,650

		3,169,406

	Lodging - 0.2%
2,096,286	Caesars Entertainment Operating Co. 11.25%, 03/01/2017(10)	1,823,769
329,975	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	272,780
528,125	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	526,905
522,799	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	501,234
606,250	MGM Resorts International 3.50%, 12/20/2019	600,188
173,012	Station Casinos LLC 4.25%, 03/02/2020	169,725

		3,894,601

	Machinery-Construction & Mining - 0.1%
1,089,355	American Rock Salt Holdings LLC 4.75%, 05/20/2021	996,302

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 466,557	Neff Rental LLC 7.25%, 06/09/2021	$366,247

		1,362,549

	Machinery-Diversified - 0.0%
948,000	Gates Global, Inc. 4.25%, 07/05/2021	852,413

	Media - 0.4%
593,294	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	565,362
773,694	AVSC Holding Corp. 4.50%, 01/24/2021	731,141
	Charter Communications Operating LLC
1,345,500	3.00%, 07/01/2020	1,318,805
482,625	3.00%, 01/04/2021	472,572
565,000	3.50%, 01/24/2023	564,085
557,152	Media General, Inc. 4.00%, 07/31/2020	554,645
750,000	Neptune Finco Corp. 5.00%, 10/09/2022	747,892
544,500	Numericable U.S. LLC 4.50%, 05/21/2020	523,128
1,174,314	Tribune Media Co. 3.75%, 12/27/2020	1,152,789
989,782	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	968,977

		7,599,396

	Metal Fabricate/Hardware - 0.0%
855,313	Rexnord LLC 4.00%, 08/21/2020	814,095

	Mining - 0.1%
206,325	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	204,198
735,124	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	507,787
278,981	Minerals Technologies, Inc. 3.75%, 05/09/2021	272,704

		984,689

	Miscellaneous Manufacturing - 0.0%
152,271	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	145,355

	Oil & Gas - 0.0%
256,100	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	99,451
646,774	Fieldwood Energy LLC 3.88%, 09/28/2018	429,025
350,000	Templar Energy LLC 8.50%, 11/25/2020	20,300

		548,776

	Packaging & Containers - 0.3%
	Berry Plastics Holding Corp.
1,507,375	3.50%, 02/08/2020	1,485,548
511,188	4.00%, 10/01/2022	508,448
525,651	BWAY Holding Co., Inc. 5.50%, 08/14/2020	492,472
280,371	Mauser U.S. Corp. 4.50%, 07/31/2021	272,660
299,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	298,277
1,464,724	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,456,361

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 508,333	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	$485,458

		4,999,224

	Pharmaceuticals - 0.1%
1,185,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,169,263
581,110	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	558,528

		1,727,791

	Pipelines - 0.1%
650,588	Energy Transfer Equity L.P. 4.00%, 12/02/2019	498,676
645,000	EP Energy LLC 4.50%, 04/30/2019	419,250
359,825	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	334,036

		1,251,962

	Real Estate - 0.1%
	DTZ U.S. Borrower LLC
820,875	4.25%, 11/04/2021	795,567
235,000	9.25%, 11/04/2022	231,868

		1,027,435

	REITS - 0.0%
185,000	Equinix, Inc. 4.00%, 01/08/2023	185,000

	Retail - 0.4%
397,000	Bass Pro Group LLC 4.00%, 06/05/2020	379,135
313,390	Burger King 3.75%, 12/10/2021	311,262
165,000	Coty, Inc. 3.75%, 10/27/2022	164,175
265,927	Dollar Tree, Inc. 3.50%, 07/06/2022	264,874
335,000	Galleria Co. 0.00%, 01/26/2023(9)	332,699
	Michaels Stores, Inc.
842,274	3.75%, 01/28/2020	830,271
489,160	4.00%, 01/28/2020	484,728
675,526	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	585,053
673,313	Party City Holdings, Inc. 4.25%, 08/19/2022	652,271
1,786,500	PetSmart, Inc. 4.25%, 03/11/2022	1,728,439
115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,000
695,000	Staples, Inc. 0.00%, 04/07/2021(9)	689,357

		6,537,264

	Semiconductors - 0.2%
	Avago Technologies Cayman Ltd.
1,065,000	0.00%, 02/01/2023(9)	1,047,193
560,691	3.75%, 05/06/2021	559,816
570,252	Lattice Semiconductor Corp. 5.25%, 03/10/2021	530,335
	NXP B.V.
698,522	3.25%, 01/11/2020	692,116
695,000	3.75%, 12/07/2020	693,263

		3,522,723

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Software - 0.5%
$ 159,200	Epicor Software Corp. 4.75%, 06/01/2022	$151,738
	First Data Corp.
3,005,000	3.93%, 03/24/2018	2,963,050
840,000	4.18%, 07/08/2022	823,410
380,000	4.43%, 03/24/2021	378,305
560,315	Hyland Software, Inc. 4.75%, 07/01/2022	549,809
1,009,367	Infor US, Inc. 3.75%, 06/03/2020	949,058
	Kronos, Inc.
1,198,313	4.50%, 10/30/2019	1,174,850
314,334	9.75%, 04/30/2020	311,034
	SS&C Technologies, Inc.
699,341	4.01%, 07/08/2022	695,844
99,453	4.02%, 07/08/2022	98,956
721,186	Verint Systems, Inc. 3.50%, 09/06/2019	718,481

		8,814,535

	Telecommunications - 0.3%
462,675	Altice Financing S.A. 5.25%, 02/04/2022	456,892
239,400	CommScope, Inc. 3.83%, 12/29/2022	237,604
1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,663,805
318,367	LTS Buyer LLC 4.00%, 04/13/2020	311,701
1,812,400	SBA Senior Finance II LLC 3.25%, 03/24/2021	1,780,484
415,000	T-Mobile USA, Inc. 3.50%, 11/09/2022	415,079
135,000	TransFirst, Inc. 9.00%, 11/12/2022	135,225
	Ziggo Financing Partnership
480,723	3.50%, 01/15/2022	465,643
309,788	3.51%, 01/15/2022	300,070
509,489	3.60%, 01/15/2022	493,506

		6,260,009

	Transportation - 0.0%
	Kenan Advantage Group, Inc.
35,000	1.50%, 01/31/2017(11)	34,475
389,026	4.00%, 07/31/2022	383,190

		417,665

	Trucking & Leasing - 0.0%
503,100	Consolidated Container Co. 5.00%, 07/03/2019	453,776

	Total Senior Floating Rate Interests (cost $106,204,166)	99,194,773

U.S. Government Agencies - 34.5%
	FHLMC - 12.5%
209,434	0.00%, 11/15/2036(12)(13)	188,604
27,910,189	0.48%, 10/25/2020(2)(4)	268,211
13,070,131	2.12%, 08/25/2018(2)(4)	547,607
1,865,000	2.28%, 10/25/2027(2)	1,824,332
1,969,685	2.83%, 10/25/2024(2)	1,988,581
1,925,000	2.83%, 01/25/2025(2)	1,946,782
2,250,000	2.93%, 08/25/2024(2)	2,249,998
2,212,518	3.00%, 08/01/2029	2,314,343
9,340,000	3.00%, 02/01/2031(14)	9,735,491
986,476	3.00%, 03/15/2033(4)	128,490
23,400,000	3.00%, 02/01/2046(14)	23,840,664
7,300,000	3.03%, 12/25/2027(2)	7,234,546

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,150,000	3.08%, 03/25/2028(2)	$2,127,533
7,448,000	3.28%, 04/25/2028(2)	7,447,416
4,400,000	3.50%, 02/01/2031(14)	4,641,142
4,521,486	3.50%, 08/01/2034	4,799,033
24,400,000	3.50%, 02/01/2046(14)	25,505,349
49,500,000	3.50%, 03/14/2046(14)	51,618,659
4,928,450	4.00%, 08/01/2025	5,258,608
4,456,650	4.00%, 07/15/2027(4)	491,413
4,247,041	4.00%, 05/01/2042	4,547,085
1,021,816	4.00%, 08/01/2042	1,093,300
1,682,747	4.00%, 09/01/2042	1,803,408
497,882	4.00%, 07/01/2044	534,478
7,100,000	4.00%, 02/01/2046(14)	7,579,538
9,200,000	4.00%, 03/14/2046(14)	9,799,090
940,742	4.50%, 03/15/2041	1,105,899
8,370,198	4.50%, 05/01/2042	9,112,572
12,800,000	4.50%, 02/01/2046(14)	13,888,000
12,700,000	4.50%, 03/14/2046(14)	13,753,207
3,713,807	4.75%, 07/15/2039	4,056,910
20,460	5.50%, 11/01/2037	22,850
1,837	5.50%, 02/01/2038	2,070
91,287	5.50%, 04/01/2038	102,021
81,092	5.50%, 06/01/2038	90,399
4,920,705	5.50%, 08/01/2038	5,497,127
239,751	5.50%, 05/01/2040	268,037
1,022,591	5.50%, 08/01/2040	1,143,652
852,688	5.50%, 06/01/2041	953,711
417,217	6.00%, 01/01/2023	456,803
91,719	6.00%, 11/01/2032	103,622
191,684	6.00%, 11/01/2033	220,073
153,364	6.00%, 02/01/2034	175,702
246,032	6.00%, 07/01/2034	282,221
81,992	6.00%, 08/01/2034	94,125
129,146	6.00%, 09/01/2034	147,083
44,666	6.00%, 01/01/2035	50,291
69,137	6.00%, 03/01/2035	79,199
49,693	6.00%, 05/01/2038	55,921
525,598	6.00%, 06/01/2038	594,520
200,000	6.00%, 02/01/2046(14)	225,391
1,322,863	6.50%, 07/15/2036	1,506,682

		233,501,789

	FNMA - 13.8%
177,124	0.00%, 03/25/2036(12)(13)	154,509
1,554,361	0.00%, 06/25/2036(12)(13)	1,393,523
5,825,606	1.84%, 04/25/2055(2)(4)	399,783
60,000	2.44%, 01/01/2023	60,648
1,147,624	2.50%, 06/25/2028(4)	102,292
5,375,000	2.50%, 02/01/2031(14)	5,495,621
548,686	2.50%, 01/01/2043	543,367
3,106,997	2.50%, 02/01/2043	3,076,869
2,364,639	2.50%, 03/01/2043	2,341,715
1,420,787	2.50%, 04/01/2043	1,407,010
544,679	2.50%, 06/01/2043	539,397
924,436	2.50%, 08/01/2043	915,475
4,225,000	2.65%, 06/01/2025	4,228,000
5,600,000	2.69%, 04/01/2025	5,622,964
2,175,000	2.78%, 02/01/2027	2,188,362
2,029,000	2.78%, 03/01/2027	2,046,268
2,205,000	2.82%, 07/01/2025	2,238,336
2,630,000	2.85%, 02/01/2027	2,658,130
3,225,000	2.97%, 06/01/2027	3,318,397
4,262,000	2.97%, 06/01/2030	4,250,580
7,392,462	3.00%, 01/25/2028(4)	723,542
3,231,660	3.00%, 04/25/2028(4)	345,636
7,300,000	3.00%, 02/01/2031(14)	7,607,369
7,625,000	3.00%, 02/01/2046(14)	7,783,415

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,371,000	3.13%, 02/01/2027	$1,427,792
285,000	3.16%, 12/01/2026	295,199
1,465,000	3.21%, 05/01/2023	1,544,893
264,890	3.24%, 12/01/2026	276,625
487,465	3.26%, 05/01/2024	513,641
687,622	3.30%, 12/01/2026	721,131
255,000	3.34%, 04/01/2024	270,109
570,652	3.41%, 11/01/2024	605,140
1,934,119	3.42%, 04/01/2024	2,056,471
98,523	3.45%, 01/01/2024	105,363
102,071	3.47%, 01/01/2024	108,858
1,717,338	3.50%, 05/25/2030(4)	237,012
5,100,000	3.50%, 02/01/2031(14)	5,389,612
49,050,000	3.50%, 02/01/2046(14)	51,369,339
48,800,000	3.50%, 03/01/2046(14)	50,987,421
251,881	3.67%, 08/01/2023	272,058
70,000	3.70%, 10/01/2023	75,629
95,000	3.76%, 03/01/2024	102,993
140,000	3.86%, 12/01/2025	153,003
70,000	3.86%, 11/01/2023	76,465
237,183	3.87%, 10/01/2025	258,975
309,931	3.89%, 05/01/2030	348,267
325,000	3.93%, 10/01/2023	355,448
136,894	3.96%, 05/01/2034	156,431
85,000	3.97%, 05/01/2029	93,748
1,502,734	4.00%, 06/01/2025	1,605,901
815,719	4.00%, 03/25/2042(4)	124,982
624,901	4.00%, 08/01/2042	670,852
474,380	4.00%, 11/25/2042(4)	78,070
900,755	4.00%, 04/01/2045	963,871
1,134,232	4.00%, 05/01/2045	1,214,758
840,092	4.00%, 06/01/2045	899,736
3,000,000	4.00%, 02/01/2046	3,211,144
15,725,000	4.00%, 02/01/2046(14)	16,799,775
13,700,000	4.00%, 03/01/2046(14)	14,605,329
1,235,338	4.02%, 11/01/2028	1,366,619
200,334	4.06%, 10/01/2028	223,359
791,620	4.50%, 08/01/2024	857,830
79,408	4.50%, 04/01/2025	86,027
1,204,601	4.50%, 07/25/2027(4)	139,443
391,417	4.50%, 08/01/2040	428,328
4,873,379	4.50%, 10/01/2040	5,313,160
2,184,962	4.50%, 10/01/2041	2,381,328
2,029,675	4.50%, 09/01/2043	2,208,093
17,314	5.00%, 04/01/2018	17,940
41,303	5.00%, 05/01/2018	42,878
289,547	5.00%, 06/01/2018	300,381
21,095	5.00%, 07/01/2018	21,899
70,259	5.00%, 12/01/2019	72,987
303,929	5.00%, 01/01/2022	324,065
636,370	5.00%, 04/25/2038	690,154
9,400,000	5.00%, 02/01/2046(14)	10,378,188
726,409	5.46%, 05/25/2042(2)(4)	93,328
6,244	5.50%, 01/01/2017	6,328
16,402	5.50%, 11/01/2018	16,887
85,066	5.50%, 08/01/2019	89,799
86,696	5.50%, 09/01/2019	91,194
127,242	5.50%, 10/01/2019	133,263
20,254	5.50%, 05/01/2020	21,386
775,559	5.50%, 06/01/2022	845,677
298,147	5.50%, 06/01/2033	336,322
1,097,231	5.50%, 07/01/2033	1,234,698
92,384	5.50%, 08/01/2033	104,066
4,060,437	5.50%, 11/01/2035	4,596,273
1,077,294	5.50%, 04/01/2036	1,211,490
859,080	5.50%, 04/25/2037	965,759
2,004,641	5.50%, 11/01/2037	2,246,590

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,201,899	5.50%, 06/25/2042(4)	$459,299
200	6.00%, 05/01/2016	200
16,046	6.00%, 05/01/2017	16,078
17,428	6.00%, 11/01/2031	19,714
224,767	6.00%, 12/01/2032	259,260
380,201	6.00%, 03/01/2033	435,692
984,418	6.00%, 02/01/2037	1,115,190
713,267	6.00%, 12/01/2037	807,381
334,271	6.00%, 03/01/2038	379,081
241,266	6.00%, 10/01/2038	272,908
16,998	7.00%, 10/01/2037	17,598
2,576	7.50%, 12/01/2029	2,737
18,753	7.50%, 03/01/2030	21,801
26,172	7.50%, 09/01/2031	28,198

		258,098,125

	GNMA - 8.2%
286,372	3.00%, 11/15/2042	296,474
292,895	3.00%, 06/15/2043	303,220
264,239	3.00%, 07/15/2043	273,553
349,199	3.00%, 10/15/2044	360,380
336,603	3.00%, 02/15/2045	347,381
215,966	3.00%, 03/15/2045	222,881
992,561	3.00%, 04/15/2045	1,024,340
288,820	3.00%, 06/15/2045	298,068
975,096	3.00%, 06/20/2045	1,007,228
9,251,600	3.00%, 07/15/2045	9,547,818
13,308,900	3.00%, 07/20/2045	13,747,468
1,534,285	3.00%, 08/20/2045	1,584,844
11,900,000	3.00%, 02/01/2046(14)	12,273,731
11,900,000	3.00%, 03/01/2046(14)	12,248,170
888,292	3.50%, 05/15/2042	936,757
2,142,171	3.50%, 12/15/2042	2,261,782
1,552,928	3.50%, 03/15/2043	1,639,484
1,671,825	3.50%, 04/15/2043	1,765,991
5,709,967	3.50%, 05/15/2043	6,023,377
14,900,000	3.50%, 02/01/2046(14)	15,714,844
14,900,000	3.50%, 03/01/2046(14)	15,679,926
4,734,842	4.00%, 09/20/2040	5,104,482
657,048	4.00%, 10/20/2040	711,907
1,066,718	4.00%, 12/20/2040	1,147,621
516,837	4.00%, 05/16/2042(4)	74,294
345,257	4.00%, 01/20/2044(4)	77,048
5,775,000	4.00%, 02/01/2046(14)	6,172,708
82,015	4.50%, 07/15/2033	89,534
203,052	4.50%, 05/15/2040	223,376
781,437	4.50%, 06/15/2041	857,068
11,600,000	4.50%, 02/01/2046(14)	12,496,960
1,718,423	5.00%, 06/15/2041	1,906,950
2,232,063	5.00%, 10/16/2041(4)	405,729
2,763,827	5.00%, 03/15/2044	3,061,005
5,200,000	5.00%, 02/01/2046(14)	5,714,881
760,812	5.50%, 05/15/2033	871,382
68,281	5.50%, 06/15/2035	77,651
249,631	5.50%, 04/15/2038	279,062
3,800,000	5.50%, 02/01/2046(14)	4,233,950
82,793	6.00%, 02/15/2029	93,496
189,480	6.00%, 11/15/2032	217,719
243,178	6.00%, 02/15/2033	275,813
83,748	6.00%, 07/15/2033	96,529
171,368	6.00%, 10/15/2034	197,507
715,489	6.00%, 03/15/2036	820,567
7,961	6.00%, 05/15/2036	9,059
234,251	6.00%, 10/15/2036	269,590
103,417	6.00%, 01/15/2037	119,109
252,388	6.00%, 02/15/2037	289,631
464,292	6.00%, 06/15/2037	530,581

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 221,217	6.00%, 11/15/2037	$249,821
1,311	6.00%, 03/15/2038	1,480
134,726	6.00%, 06/15/2038	156,582
312,558	6.00%, 08/15/2038	353,183
285,219	6.00%, 10/15/2038	322,300
379,943	6.00%, 11/15/2038	431,949
238,201	6.00%, 12/15/2038	273,916
213,926	6.00%, 01/15/2039	241,581
6,288	6.00%, 03/15/2039	7,105
961,701	6.00%, 04/15/2039	1,099,252
536,057	6.00%, 08/15/2039	605,456
39,680	6.00%, 09/15/2039	45,172
213,254	6.00%, 11/15/2039	240,823
99,994	6.00%, 03/15/2040	112,921
30,892	6.00%, 06/15/2040	34,908
318,510	6.00%, 12/15/2040	359,686
1,056,913	6.00%, 06/15/2041	1,193,546
2,200,000	6.00%, 02/01/2046(14)	2,480,113
17,089	6.50%, 09/15/2028	19,578
3,025	6.50%, 10/15/2028	3,466
5,660	6.50%, 12/15/2028	6,485
76,302	6.50%, 05/15/2029	89,784
106,847	6.50%, 08/15/2031	122,429
17,182	6.50%, 09/15/2031	19,685
64,109	6.50%, 10/15/2031	73,448
196,195	6.50%, 11/15/2031	224,792
57,314	6.50%, 01/15/2032	65,663
38,104	6.50%, 03/15/2032	46,065
8,285	6.50%, 04/15/2032	9,491
50,650	6.50%, 07/15/2032	58,028

		152,931,634

	Total U.S. Government Agencies (cost $638,048,110)	644,531,548

U.S. Government Securities - 9.6%
	U.S. Treasury Securities - 9.6%
	U.S. Treasury Bonds - 7.6%
68,207,937	0.25%, 01/15/2025(7)	66,432,552
16,530,000	2.50%, 02/15/2045(15)	15,642,802
6,525,000	2.88%, 08/15/2045	6,668,752
3,440,000	3.00%, 11/15/2044(15)	3,607,432
9,045,000	3.00%, 05/15/2045(15)	9,479,585
21,545,000	3.00%, 11/15/2045	22,611,305
10,790,000	3.13%, 08/15/2044(15)	11,608,519
530,000	3.38%, 05/15/2044(15)	597,947
3,560,000	3.63%, 02/15/2044	4,208,867

		140,857,761

	U.S. Treasury Notes - 2.0%
275,000	0.63%, 07/31/2017(15)	274,549
2,050,000	0.88%, 04/30/2017(15)	2,054,565
91,000	1.50%, 12/31/2018(15)	92,358
29,413,000	2.25%, 11/15/2025(15)	30,252,888
4,700,000	3.13%, 04/30/2017(16)	4,840,817

		37,515,177

	Total U.S. Government Securities (cost $177,326,010)	178,372,938

Preferred Stocks - 0.1%
	Banks - 0.0%
469	U.S. Bancorp Series A	375,195

	Diversified Financials - 0.1%
20,000	Citigroup Capital XIII	511,400

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

5,600	Discover Financial Services Series B		$145,320

			656,720

	Total Preferred Stocks (cost $1,028,750)		1,031,915

	Total Long-Term Investments (cost $2,261,871,577)		2,231,083,621
Short-Term Investments - 2.9%
	Other Investment Pools & Funds - 2.9%
54,886,791	Federated Prime Obligations Fund		54,886,791

	Total Short-Term Investments (cost $54,886,791)		54,886,791

	Total Investments Excluding Purchased Options (cost $2,316,758,368)	122.4%	$2,285,970,412
	Total Purchased Options (cost $377,869)	0.1%	$585,491

	Total Investments (cost $2,317,136,237)^	122.5%	$2,286,555,903
	Other Assets and Liabilities	(22.5)%	(419,318,027)

	Total Net Assets	100.0%	$1,867,237,876

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$25,271,111
Unrealized Depreciation	(55,851,445)

Net Unrealized Depreciation	$(30,580,334)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $477,413,197, which represents 25.6% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Securities disclosed are interest-only strip.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $42,315,425, which represents 2.3% of total net assets.
(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $34,475, which rounds to zero percent of total net assets.
(12)	Securities disclosed are principal-only strip.
(13)	Security is a zero-coupon bond.
(14)	Represents or includes a TBA transaction.
(15)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.
(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	39,540,000	$3,923	$17,286	$(13,363)

Puts
USD Put/CNY Call	JPM	6.65 USD per CNY	02/05/16	USD	8,900,000	$119,527	$84,506	$35,021
USD Put/CNY Call	BOA	6.64 USD per CNY	02/19/16	USD	8,900,000	94,553	91,936	2,617
USD Put/RUB Call	BOA	79.95 USD per RUB	02/24/16	USD	5,580,000	367,488	184,140	183,348

Total Puts					23,380,000	$581,568	$360,582	$220,986

Total purchased option contracts					62,920,000	$585,491	$377,868	$207,623

OTC Swaption Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption USD	JPM	102.50 USD	02/17/16	USD	(139,590,000)	$(281,203)	$(425,750)	$144,547
Credit Default Swaption USD	JPM	107.50 USD	02/17/16	USD	(139,378,000)	(496,106)	(390,258)	(105,848)

Total Calls					(278,968,000)	$(777,309)	$(816,008)	$38,699

Written swaption contracts:
Puts
Credit Default Swaption USD	JPM	102.50 USD	02/17/16	USD	(139,590,000)	$(268,824)	$(404,811)	$135,987
Credit Default Swaption USD	JPM	107.50 USD	02/17/16	USD	(139,378,000)	(163,553)	(264,818)	101,265

Total Puts					(278,968,000)	$(432,377)	$(669,629)	$237,252

Total written swaption contracts					(557,936,000)	$(1,209,686)	$(1,485,637)	$275,951

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2-Year Note Future	243	03/31/2016	$52,844,487	$53,125,875	$281,388
U.S. Treasury 5-Year Note Future	3,288	03/31/2016	391,942,988	396,769,125	4,826,137
U.S. Treasury Long Bond Future	143	03/21/2016	22,248,027	23,027,469	779,442

Total					$5,886,967

Short position contracts:
U.S. 10 Year Ultra Future	5	03/21/2016	$693,507	$697,969	$(4,462)
U.S. Treasury 10-Year Note Future	2,016	03/21/2016	254,875,165	261,229,500	(6,354,335)

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

U.S. Treasury CME Ultra Long Term Bond Future	29	03/21/2016	$4,623,018	$4,819,437	$(196,419)

Total					$(6,555,216)

Total futures contracts					$(668,249)

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$12,600,000	03/14/2046	$ (12,808,242)	$(76,335)
FHLMC, 5.00%	1,075,000	02/01/2046	(1,179,496)	(3,660)
FHLMC, 5.50%	1,800,000	03/14/2046	(1,994,343)	(12,656)
FNMA, 4.50%	4,200,000	02/01/2046	(4,565,531)	(27,562)
FNMA, 4.50%	4,100,000	03/01/2046	(4,448,420)	(14,655)
FNMA, 5.50%	5,700,000	02/11/2046	(6,362,504)	(12,348)
FNMA, 6.00%	2,000,000	02/01/2046	(2,264,023)	(4,960)
GNMA, 4.00%	4,000,000	03/22/2046	(4,268,438)	(12,813)

Total (proceeds $37,726,008)			$(37,890,997)	$(164,989)

At January 31, 2016, the aggregate market value of these securities represents (2.0)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	117,794	(0.32%)	07/25/45	$66,555	$—	$23,519	$(43,036)
ABX.HE.AA.06-1	BCLY	USD	131,386	(0.32%)	07/25/45	74,235	—	26,233	(48,002)
ABX.HE.AA.06-1	BCLY	USD	816,406	(0.32%)	07/25/45	247,983	—	163,004	(84,979)
ABX.HE.AAA.06-1	CSI	USD	56,650	(0.18%)	07/25/45	850	—	1,122	272
ABX.HE.AAA.06-1	JPM	USD	2,060	(0.18%)	07/25/45	50	—	41	(9)
ABX.HE.AAA.06-1	JPM	USD	2,060	(0.18%)	07/25/45	49	—	40	(9)
ABX.HE.AAA.06-1	JPM	USD	6,180	(0.18%)	07/25/45	234	—	122	(112)
ABX.HE.AAA.06-1	MSC	USD	12,360	(0.18%)	07/25/45	402	—	245	(157)
ABX.HE.AAA.06-1	BCLY	USD	77,250	(0.18%)	07/25/45	7,194	—	1,530	(5,664)
ABX.HE.AAA.06-1	GSC	USD	106,091	(0.18%)	07/25/45	9,548	—	2,101	(7,447)
ABX.HE.AAA.06-1	BCLY	USD	84,460	(0.18%)	07/25/45	9,730	—	1,673	(8,057)
ABX.HE.AAA.06-2	JPM	USD	244,629	(0.11%)	05/25/46	32,407	—	29,326	(3,081)
ABX.HE.AAA.07-1	MSC	USD	1,128,457	(0.09%)	08/25/37	262,971	—	267,901	4,930
ABX.HE.AAA.07-1	GSC	USD	193,229	(0.09%)	08/25/37	46,128	—	45,873	(255)
ABX.HE.AAA.07-1	JPM	USD	61,833	(0.09%)	08/25/37	15,107	—	14,680	(427)
ABX.HE.AAA.07-1	JPM	USD	57,969	(0.09%)	08/25/37	14,428	—	13,762	(666)
ABX.HE.AAA.07-1	GSC	USD	846,343	(0.09%)	08/25/37	203,081	—	200,926	(2,155)
ABX.HE.AAA.07-1	JPM	USD	61,833	(0.09%)	08/25/37	17,060	—	14,680	(2,380)
ABX.HE.AAA.07-1	MSC	USD	417,375	(0.09%)	08/25/37	102,431	—	99,087	(3,344)
ABX.HE.AAA.07-1	CSI	USD	1,835,675	(0.09%)	08/25/37	506,463	—	435,797	(70,666)
ABX.HE.PENAAA.06-2	BCLY	USD	90,894	(0.11%)	05/25/46	14,884	—	10,897	(3,987)
ABX.HE.PENAAA.06-2	JPM	USD	772,041	(0.11%)	05/25/46	182,153	—	92,553	(89,600)
ABX.HE.PENAAA.06-2	MSC	USD	770,918	(0.11%)	05/25/46	186,948	—	92,419	(94,529)
ABX.HE.PENAAA.06-2	JPM	USD	806,827	(0.11%)	05/25/46	211,792	—	96,724	(115,068)
ABX.HE.PENAAA.06-2	GSC	USD	1,471,141	(0.11%)	05/25/46	367,785	—	176,363	(191,422)
CDX.EMS.24	BCLY	USD	47,049,800	(1.00%)	12/20/20	4,969,945	—	5,425,969	456,024
CDX.EMS.24	BCLY	USD	15,621,200	(1.00%)	12/20/20	1,451,313	—	1,801,498	350,185
CDX.EMS.24	CBK	USD	13,337,800	(1.00%)	12/20/20	1,270,587	—	1,538,167	267,580
CDX.EMS.24	GSC	USD	3,277,120	(1.00%)	12/20/20	358,932	—	377,931	18,999
CMBX.NA.A.7	JPM	USD	1,520,000	(2.00%)	01/17/47	—	(30,741)	145,622	176,363
CMBX.NA.A.7	BCLY	USD	420,000	(2.00%)	01/17/47	—	(2,390)	40,261	42,651
CMBX.NA.A.7	JPM	USD	30,000	(2.00%)	01/17/47	—	(57)	2,874	2,931
CMBX.NA.A.7	JPM	USD	35,000	(2.00%)	01/17/47	489	—	3,353	2,864
CMBX.NA.AA.2	CSI	USD	1,420,077	(0.15%)	03/15/49	425,430	—	501,424	75,994
CMBX.NA.AA.2	GSC	USD	1,881,376	(0.15%)	03/15/49	590,162	—	664,314	74,152

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.AA.2	CSI	USD	180,902	(0.15%)	03/15/49	$54,504	$—	$63,876	$9,372
CMBX.NA.AA.2	CSI	USD	149,244	(0.15%)	03/15/49	46,886	—	52,697	5,811
CMBX.NA.AA.2	GSC	USD	574,363	(0.15%)	03/15/49	199,427	—	202,805	3,378
CMBX.NA.AA.2	GSC	USD	420,596	(0.15%)	03/15/49	148,974	—	148,511	(463)
CMBX.NA.AA.2	BOA	USD	1,496,961	(0.15%)	03/15/49	566,341	—	528,570	(37,771)
CMBX.NA.AA.2	BOA	USD	1,799,971	(0.15%)	03/15/49	680,978	—	635,562	(45,416)
CMBX.NA.AA.7	CSI	USD	2,935,000	(1.50%)	01/17/47	—	(14,926)	205,550	220,476
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	—	(10,563)	82,941	93,504
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	5,398	—	82,940	77,542
CMBX.NA.AA.7	CSI	USD	1,170,000	(1.50%)	01/17/47	4,513	—	81,890	77,377
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	6,284	—	82,941	76,657
CMBX.NA.AA.7	MSC	USD	805,000	(1.50%)	01/17/47	—	(6,810)	56,343	63,153
CMBX.NA.AA.7	MSC	USD	760,000	(1.50%)	01/17/47	—	(8,792)	53,194	61,986
CMBX.NA.AA.7	CSI	USD	700,000	(1.50%)	01/17/47	—	(7,554)	48,995	56,549
CMBX.NA.AA.7	BOA	USD	350,000	(1.50%)	01/17/47	—	(3,777)	24,497	28,274
CMBX.NA.AA.7	CSI	USD	220,000	(1.50%)	01/17/47	—	(52)	15,398	15,450
CMBX.NA.AA.7	CSI	USD	180,000	(1.50%)	01/17/47	—	(1,084)	12,598	13,682
CMBX.NA.AA.7	CSI	USD	230,000	(1.50%)	01/17/47	3,368	—	16,098	12,730
CMBX.NA.AA.7	MSC	USD	850,000	(1.50%)	01/17/47	59,631	—	59,493	(138)
CMBX.NA.AA.8	BCLY	USD	925,000	(1.50%)	10/17/57	41,043	—	83,267	42,224
CMBX.NA.AJ.1	BOA	USD	195,893	(0.84%)	10/12/52	3,125	—	3,890	765
CMBX.NA.AJ.1	JPM	USD	14,469	(0.84%)	10/12/52	274	—	287	13
CMBX.NA.AJ.1	DEUT	USD	36,730	(0.84%)	10/12/52	793	—	729	(64)
CMBX.NA.AJ.1	JPM	USD	15,582	(0.84%)	10/12/52	443	—	309	(134)
CMBX.NA.AJ.1	JPM	USD	21,148	(0.84%)	10/12/52	912	—	420	(492)
CMBX.NA.AJ.1	JPM	USD	38,956	(0.84%)	10/12/52	2,753	—	773	(1,980)
CMBX.NA.AJ.1	DEUT	USD	145,807	(0.84%)	10/12/52	10,206	—	2,892	(7,314)
CMBX.NA.AJ.1	MSC	USD	260,448	(0.84%)	10/12/52	18,231	—	5,166	(13,065)
CMBX.NA.AJ.2	GSC	USD	3,013,825	(1.09%)	03/15/49	219,142	—	323,347	104,205
CMBX.NA.AJ.2	CSI	USD	1,746,930	(1.09%)	03/15/49	139,115	—	187,425	48,310
CMBX.NA.AJ.2	DEUT	USD	1,974,575	(1.09%)	03/15/49	172,635	—	211,848	39,213
CMBX.NA.AJ.2	GSC	USD	801,707	(1.09%)	03/15/49	58,294	—	86,014	27,720
CMBX.NA.AJ.2	CBK	USD	821,502	(1.09%)	03/15/49	69,196	—	88,162	18,966
CMBX.NA.AJ.2	DEUT	USD	158,362	(1.09%)	03/15/49	11,842	—	16,991	5,149
CMBX.NA.AJ.2	JPM	USD	64,335	(1.09%)	03/15/49	5,287	—	6,902	1,615
CMBX.NA.AJ.2	DEUT	USD	64,335	(1.09%)	03/15/49	5,530	—	6,902	1,372
CMBX.NA.AJ.3	MLI	USD	1,119,286	(1.47%)	12/13/49	215,388	—	275,304	59,916
CMBX.NA.AJ.3	GSC	USD	952,375	(1.47%)	12/13/49	176,089	—	234,290	58,201
CMBX.NA.AJ.3	GSC	USD	913,102	(1.47%)	12/13/49	173,104	—	224,591	51,487
CMBX.NA.AJ.3	GSC	USD	1,399,108	(1.47%)	12/13/49	304,321	—	344,130	39,809
CMBX.NA.AJ.4	MSC	USD	4,057,544	(0.96%)	02/17/51	733,944	—	998,413	264,469
CMBX.NA.AJ.4	MSC	USD	1,238,982	(0.96%)	02/17/51	210,120	—	304,868	94,748
CMBX.NA.AJ.4	CSI	USD	1,406,813	(0.96%)	02/17/51	254,841	—	346,165	91,324
CMBX.NA.AJ.4	GSC	USD	1,056,344	(0.96%)	02/17/51	175,133	—	259,927	84,794
CMBX.NA.AJ.4	DEUT	USD	1,273,536	(0.96%)	02/17/51	239,911	—	313,370	73,459
CMBX.NA.AJ.4	CBK	USD	944,786	(0.96%)	02/17/51	172,826	—	232,477	59,651
CMBX.NA.AJ.4	MSC	USD	368,239	(0.96%)	02/17/51	71,920	—	90,610	18,690
CMBX.NA.AJ.4	MSC	USD	1,851,069	(0.96%)	02/17/51	723,695	—	455,480	(268,215)
CMBX.NA.AM.2	MSC	USD	2,900,000	(0.50%)	03/15/49	14,224	—	19,696	5,472
CMBX.NA.AM.2	JPM	USD	220,000	(0.50%)	03/15/49	1,573	—	1,491	(82)
CMBX.NA.AM.2	JPM	USD	230,000	(0.50%)	03/15/49	3,532	—	1,559	(1,973)
CMBX.NA.AM.2	JPM	USD	535,000	(0.50%)	03/15/49	6,703	—	3,626	(3,077)
CMBX.NA.AM.2	JPM	USD	315,000	(0.50%)	03/15/49	10,013	—	2,135	(7,878)
CMBX.NA.AM.2	MSC	USD	580,000	(0.50%)	03/15/49	28,627	—	3,931	(24,696)
CMBX.NA.AM.2	DEUT	USD	3,000,000	(0.50%)	03/15/49	172,500	—	20,333	(152,167)
CMBX.NA.AM.2	CSI	USD	3,000,000	(0.50%)	03/15/49	183,750	—	20,333	(163,417)
CMBX.NA.AM.4	CBK	USD	520,000	(0.50%)	02/17/51	11,705	—	13,607	1,902
CMBX.NA.AM.4	CSI	USD	40,000	(0.50%)	02/17/51	1,104	—	1,046	(58)
CMBX.NA.AM.4	JPM	USD	40,000	(0.50%)	02/17/51	1,881	—	1,046	(835)
CMBX.NA.AM.4	JPM	USD	100,000	(0.50%)	02/17/51	4,092	—	2,615	(1,477)
CMBX.NA.AM.4	JPM	USD	60,000	(0.50%)	02/17/51	4,700	—	1,569	(3,131)
CMBX.NA.AM.4	MSC	USD	105,000	(0.50%)	02/17/51	10,579	—	2,746	(7,833)
CMBX.NA.AM.4	MSC	USD	1,105,000	(0.50%)	02/17/51	247,644	—	28,899	(218,745)
CMBX.NA.AS.6	CSI	USD	3,165,000	(1.00%)	05/11/63	41,079	—	111,980	70,901
CMBX.NA.AS.6	CSI	USD	1,330,000	(1.00%)	05/11/63	—	(2,609)	47,093	49,702
CMBX.NA.AS.6	CSI	USD	245,000	(1.00%)	05/11/63	1,031	—	8,668	7,637
CMBX.NA.AS.6	CSI	USD	100,000	(1.00%)	05/11/63	809	—	3,538	2,729

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.AS.6	CSI	USD	105,000	(1.00%)	05/11/63	$1,621	$—	$3,715	$2,094
CMBX.NA.AS.7	CSI	USD	1,560,000	(1.00%)	01/17/47	35,530	—	71,060	35,530
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00%)	01/17/47	32,774	—	65,822	33,048
CMBX.NA.AS.7	CSI	USD	660,000	(1.00%)	01/17/47	3,446	—	30,082	26,636
CMBX.NA.AS.7	CSI	USD	780,000	(1.00%)	01/17/47	13,212	—	35,530	22,318
CMBX.NA.AS.7	CSI	USD	120,000	(1.00%)	01/17/47	952	—	5,466	4,514
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	784	—	2,278	1,494
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	1,131	—	2,278	1,147
CMBX.NA.BBB.7	MSC	USD	885,000	(3.00%)	01/17/47	111,078	—	115,298	4,220

Total						$18,579,817	$(89,355)	$20,499,319	$2,008,857

Sell protection:
CMBX.NA.A.2	JPM	USD	23,535	0.25%	03/15/49	$—	$(14,948)	$(15,723)	$(775)
CMBX.NA.A.2	DEUT	USD	27,458	0.25%	03/15/49	—	(16,598)	(18,344)	(1,746)
CMBX.NA.A.2	BOA	USD	54,916	0.25%	03/15/49	—	(34,168)	(36,688)	(2,520)
CMBX.NA.A.2	MLI	USD	215,742	0.25%	03/15/49	—	(134,829)	(144,132)	(9,303)
CMBX.NA.A.2	MSC	USD	325,574	0.25%	03/15/49	—	(202,227)	(217,511)	(15,284)
CMBX.NA.A.2	MSC	USD	360,878	0.25%	03/15/49	—	(223,410)	(241,094)	(17,684)
CMBX.NA.A.2	GSC	USD	360,878	0.25%	03/15/49	—	(222,841)	(241,094)	(18,253)
CMBX.NA.A.2	BOA	USD	494,245	0.25%	03/15/49	—	(305,875)	(330,194)	(24,319)
CMBX.NA.A.2	MLI	USD	713,910	0.25%	03/15/49	—	(446,161)	(476,947)	(30,786)
CMBX.NA.A.2	MLI	USD	702,142	0.25%	03/15/49	—	(438,194)	(469,084)	(30,890)
CMBX.NA.A.2	GSC	USD	749,213	0.25%	03/15/49	—	(466,835)	(500,537)	(33,702)
CMBX.NA.A.2	MSC	USD	721,755	0.25%	03/15/49	—	(447,102)	(482,188)	(35,086)
CMBX.NA.A.2	CSI	USD	1,086,555	0.25%	03/15/49	—	(679,950)	(725,902)	(45,952)
CMBX.NA.A.2	BOA	USD	839,433	0.25%	03/15/49	—	(468,120)	(560,805)	(92,685)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(80,798)	(96,593)
CMBX.NA.AAA.6	BOA	USD	1,455,000	0.50%	05/11/63	—	(37,424)	(45,876)	(8,452)
CMBX.NA.AAA.6	CBK	USD	1,240,000	0.50%	05/11/63	—	(24,973)	(39,097)	(14,124)
CMBX.NA.AAA.6	UBS	USD	2,775,000	0.50%	05/11/63	—	(64,492)	(87,497)	(23,005)
CMBX.NA.AAA.6	UBS	USD	7,225,000	0.50%	05/11/63	—	(192,487)	(227,805)	(35,318)
CMBX.NA.AAA.6	DEUT	USD	5,425,000	0.50%	05/11/63	—	(132,233)	(171,052)	(38,819)
CMBX.NA.AAA.6	CSI	USD	3,310,000	0.50%	05/11/63	—	(63,478)	(104,365)	(40,887)
CMBX.NA.AAA.6	CSI	USD	4,875,000	0.50%	05/11/63	—	(109,272)	(153,710)	(44,438)
CMBX.NA.AAA.6	GSC	USD	11,600,000	0.50%	05/11/63	—	(136,759)	(365,911)	(229,152)
CMBX.NA.AAA.7	MSC	USD	145,000	0.50%	01/17/47	—	(4,266)	(6,469)	(2,203)
CMBX.NA.AAA.7	CSI	USD	975,000	0.50%	01/17/47	—	(24,376)	(43,493)	(19,117)
CMBX.NA.AAA.7	CSI	USD	1,455,000	0.50%	01/17/47	—	(39,885)	(64,905)	(25,020)
CMBX.NA.AAA.7	BOA	USD	2,375,000	0.50%	01/17/47	—	(56,428)	(105,944)	(49,516)
CMBX.NA.AAA.8	GSC	USD	440,000	0.50%	10/17/57	—	(20,997)	(26,189)	(5,192)
CMBX.NA.AAA.8	GSC	USD	735,000	0.50%	10/17/57	—	(31,208)	(43,746)	(12,538)
CMBX.NA.AAA.8	MSC	USD	1,075,000	0.50%	10/17/57	—	(45,644)	(63,982)	(18,338)
CMBX.NA.AAA.8	DEUT	USD	1,075,000	0.50%	10/17/57	—	(45,644)	(63,982)	(18,338)
CMBX.NA.AAA.8	GSC	USD	2,235,000	0.50%	10/17/57	—	(108,919)	(133,025)	(24,106)
CMBX.NA.AAA.8	GSC	USD	2,235,000	0.50%	10/17/57	—	(108,744)	(133,025)	(24,281)
CMBX.NA.AAA.8	GSC	USD	2,185,000	0.50%	10/17/57	—	(103,839)	(130,049)	(26,210)
CMBX.NA.AAA.8	MSC	USD	2,610,000	0.50%	10/17/57	—	(124,036)	(155,344)	(31,308)
CMBX.NA.AAA.8	MSC	USD	1,770,000	0.50%	10/17/57	—	(72,684)	(105,348)	(32,664)
CMBX.NA.AAA.8	BCLY	USD	2,340,000	0.50%	10/17/57	—	(105,939)	(139,274)	(33,335)
CMBX.NA.AAA.8	CSI	USD	2,455,000	0.50%	10/17/57	—	(112,104)	(146,118)	(34,014)
CMBX.NA.AAA.8	CSI	USD	2,180,000	0.50%	10/17/57	—	(92,563)	(129,751)	(37,188)
CMBX.NA.AAA.8	GSC	USD	2,022,000	0.50%	10/17/57	—	(81,101)	(120,347)	(39,246)
CMBX.NA.AAA.8	CSFB	USD	2,615,000	0.50%	10/17/57	—	(114,501)	(155,641)	(41,140)
CMBX.NA.AAA.8	MLI	USD	2,565,000	0.50%	10/17/57	—	(109,411)	(152,665)	(43,254)
CMBX.NA.AAA.8	GSC	USD	4,470,000	0.50%	10/17/57	—	(217,837)	(266,049)	(48,212)
CMBX.NA.AAA.8	BCLY	USD	5,200,000	0.50%	10/17/57	—	(248,142)	(309,497)	(61,355)
CMBX.NA.AAA.8	MLI	USD	5,055,000	0.50%	10/17/57	—	(229,842)	(300,867)	(71,025)
CMBX.NA.AAA.8	JPM	USD	4,655,000	0.50%	10/17/57	—	(199,472)	(277,060)	(77,588)
CMBX.NA.AAA.8	MLI	USD	5,035,000	0.50%	10/17/57	—	(222,032)	(299,677)	(77,645)
CMBX.NA.AAA.8	CSI	USD	3,385,000	0.50%	10/17/57	—	(119,130)	(201,471)	(82,341)
CMBX.NA.BB.6	CSI	USD	4,090,000	5.00%	05/11/63	—	(482,957)	(524,757)	(41,800)
CMBX.NA.BB.6	CSI	USD	2,237,000	5.00%	05/11/63	28,380	—	(287,324)	(315,704)
CMBX.NA.BB.6	CSI	USD	2,495,000	5.00%	05/11/63	41,737	—	(320,115)	(361,852)
CMBX.NA.BB.8	CSI	USD	40,000	5.00%	10/17/57	—	(2,399)	(9,701)	(7,302)
CMBX.NA.BB.8	GSC	USD	465,000	5.00%	10/17/57	—	(76,398)	(112,772)	(36,374)
CMBX.NA.BB.8	CSI	USD	600,000	5.00%	10/17/57	—	(107,678)	(145,513)	(37,835)
CMBX.NA.BB.8	CSI	USD	440,000	5.00%	10/17/57	—	(64,926)	(106,709)	(41,783)

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.BB.8	GSC	USD	600,000	5.00%	10/17/57	$—	$(97,625)	$(145,513)	$(47,888)
CMBX.NA.BB.8	MLI	USD	400,000	5.00%	10/17/57	—	(49,047)	(97,009)	(47,962)
CMBX.NA.BB.8	CSI	USD	425,000	5.00%	10/17/57	—	(50,877)	(103,071)	(52,194)
CMBX.NA.BB.8	CSI	USD	335,000	5.00%	10/17/57	—	(25,418)	(81,245)	(55,827)
CMBX.NA.BB.8	CSI	USD	595,000	5.00%	10/17/57	—	(87,798)	(144,300)	(56,502)
CMBX.NA.BB.8	CSI	USD	365,000	5.00%	10/17/57	—	(26,120)	(88,520)	(62,400)
CMBX.NA.BB.8	CSI	USD	375,000	5.00%	10/17/57	—	(23,311)	(90,945)	(67,634)
CMBX.NA.BB.8	CSI	USD	565,000	5.00%	10/17/57	—	(69,278)	(137,024)	(67,746)
CMBX.NA.BB.8	GSC	USD	380,000	5.00%	10/17/57	—	(19,724)	(92,211)	(72,487)
CMBX.NA.BB.8	CSI	USD	460,000	5.00%	10/17/57	—	(34,051)	(111,560)	(77,509)
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(34,051)	(111,560)	(77,509)
CMBX.NA.BB.8	MLI	USD	885,000	5.00%	10/17/57	—	(114,923)	(214,632)	(99,709)
CMBX.NA.BB.8	GSC	USD	765,000	5.00%	10/17/57	—	(79,357)	(185,635)	(106,278)
CMBX.NA.BB.8	GSC	USD	885,000	5.00%	10/17/57	—	(105,783)	(214,631)	(108,848)
CMBX.NA.BB.8	BCLY	USD	885,000	5.00%	10/17/57	—	(103,390)	(214,631)	(111,241)
CMBX.NA.BB.8	BCLY	USD	925,000	5.00%	10/17/57	—	(111,223)	(224,461)	(113,238)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(109,581)	(224,461)	(114,880)
CMBX.NA.BB.8	MSC	USD	925,000	5.00%	10/17/57	—	(107,948)	(224,333)	(116,385)
CMBX.NA.BB.8	UBS	USD	950,000	5.00%	10/17/57	—	(111,020)	(230,396)	(119,376)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	—	(84,202)	(219,482)	(135,280)
CMBX.NA.BB.8	GSC	USD	755,000	5.00%	10/17/57	—	(39,742)	(183,208)	(143,466)
CMBX.NA.BB.8	CSI	USD	1,175,000	5.00%	10/17/57	—	(141,256)	(285,126)	(143,870)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(78,115)	(224,332)	(146,217)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(78,084)	(266,773)	(188,689)
CMBX.NA.BB.8	BCLY	USD	1,120,000	5.00%	10/17/57	—	(60,109)	(271,780)	(211,671)
CMBX.NA.BB.8	CSI	USD	1,850,000	5.00%	10/17/57	—	(224,588)	(448,922)	(224,334)
CMBX.NA.BB.8	BCLY	USD	1,255,000	5.00%	10/17/57	—	(76,890)	(304,364)	(227,474)
CMBX.NA.BB.8	BCLY	USD	2,770,000	5.00%	10/17/57	—	(315,257)	(671,785)	(356,528)
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(124,516)	(126,623)	(2,107)
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(123,441)	(126,623)	(3,182)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/15/58	—	(250,446)	(254,684)	(4,238)
CMBX.NA.BB.9	BOA	USD	440,000	5.00%	09/17/58	—	(125,779)	(126,744)	(965)
CMBX.NA.BB.9	BOA	USD	435,000	5.00%	09/17/58	—	(121,020)	(125,184)	(4,164)
CMBX.NA.BB.9	JPM	USD	470,000	5.00%	09/17/58	—	(130,757)	(135,256)	(4,499)
CMBX.NA.BBB.6	CSI	USD	3,890,000	3.00%	05/11/63	—	(373,853)	(347,831)	26,022
PrimeX.ARM.2	MSC	USD	1,798,525	4.58%	12/25/37	—	(131,989)	76,228	208,217
PrimeX.ARM.2	JPM	USD	150,414	4.58%	12/25/37	4,632	—	6,375	1,743
PrimeX.ARM.2	JPM	USD	63,389	4.58%	12/25/37	1,853	—	2,687	834
PrimeX.ARM.2	MSC	USD	89,174	4.58%	12/25/37	2,979	—	3,780	801
PrimeX.ARM.2	JPM	USD	61,240	4.58%	12/25/37	1,811	—	2,588	777
PrimeX.ARM.2	JPM	USD	48,347	4.58%	12/25/37	1,301	—	2,043	742

Total						$98,488	$(12,076,047)	$(17,778,317)	$(5,800,758)

Total traded indices						$18,678,305	$(12,165,402)	$2,721,002	$(3,791,901)

Credit default swaps on single-name issues:
Sell protection:
Peruvian Government International Bond	GSC	USD	2,985,000	1.00%/2.10%	12/20/20	$—	$(120,698)	$(146,892)	$(26,194)
Philippines Government International Bond	BOA	USD	3,765,000	1.00%/1.23%	12/20/20	865	—	(36,921)	(37,786)
Republic of China	BOA	USD	3,765,000	1.00%/1.25%	12/20/20	—	(1,729)	(39,005)	(37,276)

Total						$865	$(122,427)	$(222,818)	$(101,256)

Total single-name issues						$865	$(122,427)	$(222,818)	$(101,256)

Total OTC contracts						$18,679,170	$(12,287,829)	$2,498,184	$(3,893,157)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	24,753,000	5.00%	12/20/20	$(10,520)	$134,216	$144,736
CDX.NA.HY.25	USD	16,310,000	(5.00%)	12/20/20	130,345	(95,977)	(226,322)
CDX.NA.IG.25	USD	50,640,000	(1.00%)	12/20/20	184,740	(45,169)	(229,909)
ITRAXX.EUR.24	EUR	5,298,000	1.00%	12/20/20	38,365	28,758	(9,607)
ITRAXX.XOV.24	EUR	11,618,000	(5.00%)	12/20/20	(898,510)	(773,545)	124,965

Total					$(555,580)	$(751,717)	$(196,137)

Total					$(555,580)	$(751,717)	$(196,137)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at January 31, 2016

Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.50% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/17	BOA	USD 5,287,009	CNY 35,000,000	$—	$(130,109)	$(33,110)	$96,999
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.50% based on the notional amount of currency received	03/16/17	BOA	CNY 35,000,000	USD 5,287,009	130,109	—	(26,131)	(156,240)

Total						$130,109	$(130,109)	$(59,241)	$(59,241)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

BCLY	2.15% Fixed	CPURNSA	USD	2,385,000	09/22/25	$—	$—	$(22,287)	$(22,287)
BCLY	2.15% Fixed	CPURNSA	USD	3,915,000	09/22/25	—	—	(36,530)	(36,530)
BOA	1.81% Fixed	CPURNSA	USD	29,435,000	09/04/25	—	—	(463,206)	(463,206)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	—	—	(375,805)	(375,805)
DEUT	2.16% Fixed	CPURNSA	USD	3,920,000	09/22/25	—	—	(38,371)	(38,371)

Total						$—	$—	$(936,199)	$(936,199)

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

BRL	Buy	03/16/16	MSC	$321,648	$326,394	$4,746
BRL	Sell	03/02/16	SCB	4,104,777	3,959,095	145,682
BRL	Sell	03/02/16	SSG	1,900,764	1,878,737	22,027
BRL	Sell	03/02/16	MSC	89,296	90,407	(1,111)
CAD	Sell	03/16/16	RBC	9,484,153	9,654,581	(170,428)
CNY	Buy	07/28/16	JPM	1,674,111	1,580,745	(93,366)
CNY	Sell	07/28/16	DEUT	1,293,627	1,284,026	9,601
CNY	Sell	07/28/16	GSC	299,620	296,719	2,901
COP	Sell	03/16/16	SCB	635,387	631,638	3,749
COP	Sell	03/16/16	SCB	11,659	11,610	49
COP	Sell	03/16/16	SSG	67,084	67,308	(224)
CRC	Buy	03/16/16	CBK	237,128	237,534	406
CRC	Buy	03/16/16	CBK	113,132	113,069	(63)
CRC	Buy	03/16/16	CBK	72,489	72,292	(197)
CRC	Buy	03/16/16	CBK	441,220	440,861	(359)
CRC	Sell	03/16/16	CBK	860,194	863,756	(3,562)
CZK	Sell	03/16/16	CBK	1,837,992	1,807,571	30,421
EUR	Buy	03/16/16	CBK	1,014,312	1,001,086	(13,226)
EUR	Buy	03/15/17	BOA	606,985	582,758	(24,227)
EUR	Buy	03/15/17	BOA	796,404	764,183	(32,221)
EUR	Buy	03/15/17	UBS	934,495	896,128	(38,367)
EUR	Sell	02/29/16	SSG	20,690,746	20,685,658	5,088
EUR	Sell	03/16/16	CBA	3,815,928	3,904,560	(88,632)
EUR	Sell	03/15/17	BOA	3,472,479	3,551,527	(79,048)
GBP	Buy	03/16/16	DEUT	368,163	359,105	(9,058)
GBP	Sell	02/29/16	RBS	4,742,542	4,716,583	25,959
GBP	Sell	03/16/16	CBK	1,781,300	1,671,547	109,753
HKD	Sell	03/03/16	GSC	2,549,586	2,541,013	8,573
HKD	Sell	03/16/16	RBC	1,597,238	1,590,404	6,834
HUF	Sell	03/16/16	CBK	370,350	370,692	(342)
IDR	Buy	03/16/16	SSG	2,641,391	2,690,100	48,709
IDR	Buy	03/16/16	BCLY	27,557	27,560	3
IDR	Buy	05/18/16	GSC	1,617,735	1,773,883	156,148
IDR	Sell	03/16/16	SCB	26,499	26,765	(266)
IDR	Sell	03/16/16	SSG	19,280	19,715	(435)
IDR	Sell	03/16/16	SCB	39,171	39,860	(689)
IDR	Sell	03/16/16	BOA	4,658,477	4,818,120	(159,643)
IDR	Sell	05/18/16	BCLY	876,134	897,587	(21,453)
IDR	Sell	05/18/16	JPM	852,988	876,295	(23,307)
MXN	Buy	03/16/16	RBC	40,379	41,218	839
MXN	Sell	03/16/16	RBC	4,050,839	3,824,622	226,217
MYR	Sell	03/16/16	SCB	16,470	16,791	(321)
MYR	Sell	03/16/16	CSFB	68,019	69,561	(1,542)
MYR	Sell	03/16/16	SCB	133,537	136,485	(2,948)
MYR	Sell	03/16/16	JPM	385,364	394,102	(8,738)
MYR	Sell	03/16/16	CBK	714,904	733,515	(18,611)
PEN	Buy	03/16/16	SCB	311,969	305,139	(6,830)
PEN	Sell	03/16/16	SCB	3,092,579	3,035,941	56,638
PLN	Sell	03/16/16	BOA	1,069,889	1,039,611	30,278
RON	Sell	03/16/16	JPM	368,192	360,378	7,814
RUB	Buy	03/16/16	UBS	1,920,684	1,939,086	18,402
RUB	Sell	03/16/16	CBK	2,704,549	2,497,261	207,288
RUB	Sell	03/16/16	JPM	1,781,083	1,677,898	103,185
RUB	Sell	03/16/16	JPM	24,497	24,860	(363)
RUB	Sell	03/16/16	HSBC	2,304,340	2,396,669	(92,329)
THB	Sell	03/16/16	SCB	5,482	5,590	(108)
THB	Sell	03/16/16	CBK	1,124,784	1,138,127	(13,343)
TRY	Sell	03/16/16	BCLY	1,296,237	1,296,020	217
UYU	Sell	03/03/16	HSBC	2,825,503	2,782,823	42,680
UYU	Sell	03/03/16	HSBC	112,199	112,810	(611)

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

UYU	Sell	03/16/16	HSBC	$348,162	$341,910	$6,252
UYU	Sell	03/16/16	HSBC	503,798	498,635	5,163
UYU	Sell	03/16/16	HSBC	583,809	584,105	(296)
ZAR	Sell	03/16/16	BCLY	1,811,853	1,753,912	57,941
ZAR	Sell	03/16/16	UBS	916,050	903,474	12,576
ZAR	Sell	03/16/16	JPM	862,594	902,788	(40,194)

Total						$409,681

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$624,964,031	$—	$624,964,031	$—
Corporate Bonds	615,173,833	—	615,173,833	—
Foreign Government Obligations	49,029,109	—	49,029,109	—
Municipal Bonds	18,785,474	—	18,785,474	—
Senior Floating Rate Interests	99,194,773	—	99,194,773	—
U.S. Government Agencies	644,531,548	—	644,531,548	—
U.S. Government Securities	178,372,938	—	178,372,938	—
Preferred Stocks	1,031,915	1,031,915	—	—
Short-Term Investments	54,886,791	54,886,791	—	—
Purchased Options	585,491	—	585,491	—
Foreign Currency Contracts(2)	1,356,139	—	1,356,139	—
Futures Contracts(2)	5,886,967	5,886,967	—	—
Swaps - Credit Default(2)	4,253,167	—	4,253,167	—
Swaps - Cross Currency(2)	96,999	—	96,999	—

Total	$2,298,149,175	$61,805,673	$2,236,343,502	$—

Liabilities
Foreign Currency Contracts(2)	$(946,458)	$—	$(946,458)	$—
Futures Contracts(2)	(6,555,216)	(6,555,216)	—	—
Swaps - Credit Default(2)	(8,342,461)	—	(8,342,461)	—
Swaps - Cross Currency(2)	(156,240)	—	(156,240)	—
Swaps - Interest Rate(2)	(936,199)	—	(936,199)	—
TBA Sale Commitments	(37,890,997)	—	(37,890,997)	—
Written Options	(1,209,686)	—	(1,209,686)	—

Total	$(56,037,257)	$(6,555,216)	$(49,482,041)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total

Beginning balance	$2,775,058	$2,775,058
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	(11,305)	(11,305)
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	5,932	5,932
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	(2,769,685)	(2,769,685)

Ending balance	$-	$-

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Unconstrained Bond Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 35.7%
	Asset-Backed - Finance & Insurance - 14.7%
	Apidos CLO
$ 415,000	2.05%, 07/18/2027(1)(2)	$408,360
390,000	2.17%, 01/16/2027(1)(2)	386,997
	Atlas Senior Loan Fund Ltd.
395,000	2.16%, 10/15/2026(1)(2)	390,852
335,000	2.17%, 07/16/2026(1)(2)	330,712
270,000	Avery Point VI CLO Ltd. 1.78%, 08/05/2027(1)(2)	266,166
425,000	Babson CLO Ltd. 2.05%, 04/20/2027(1)(2)	419,390
270,000	Carlyle Global Market Strategies Ltd. 2.09%, 04/27/2027(1)(2)	266,841
	Cent CLO Ltd.
500,000	1.58%, 08/01/2024(1)(2)	497,700
275,000	2.11%, 04/17/2026(1)(2)	270,930
395,000	CIFC Funding Ltd. 1.86%, 05/24/2026(1)(2)	390,378
	Dryden Senior Loan Fund
300,000	1.65%, 11/15/2023(1)(2)	298,830
275,000	2.69%, 11/09/2025(1)(2)	268,923
20,561	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(2)	11,909
	Galaxy CLO Ltd.
400,000	1.87%, 04/15/2025(1)(2)	392,600
315,000	2.17%, 01/24/2027(1)(2)	311,630
250,000	2.72%, 07/15/2026(1)(2)	244,125
205,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	204,736
163,645	GSAMP Trust 0.52%, 01/25/2037(2)	94,752
45,000	HSI Asset Securitization Corp. Trust 0.70%, 02/25/2036(2)	38,837
45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(3)(4)	—
	Madison Park Funding Ltd.
250,000	1.90%, 10/23/2025(1)(2)	246,375
250,000	2.77%, 07/20/2026(1)(2)	244,225
325,000	3.02%, 01/27/2026(1)(2)	315,153
	Magnetite CLO Ltd.
480,000	2.04%, 07/25/2026(1)(2)	473,712
500,000	5.12%, 01/15/2025(1)(2)	475,200
400,000	Neuberger Berman CLO Ltd. 1.80%, 08/04/2025(1)(2)	395,640
275,000	Oaktree EIF II Ltd. 1.91%, 02/15/2026(1)(2)	272,415
375,000	OCP CLO Ltd. 2.15%, 04/17/2027(1)(2)	370,575
	Ocwen Master Advance Receivables Trust
488,000	3.03%, 09/17/2046(1)	486,896
465,000	3.52%, 09/17/2046(1)	464,231
200,000	OHA Credit Partners VII Ltd. 1.79%, 11/20/2023(1)(2)	199,700
288,000	OHA Credit Partners VIII Ltd. 1.74%, 04/20/2025(1)(2)	281,376
345,000	OHA Loan Funding Ltd. 1.86%, 02/15/2027(1)(2)	341,653
360,000	OZLM Funding Ltd. 1.77%, 04/30/2027(1)(2)	353,916
325,000	Race Point CLO Ltd. 2.13%, 04/15/2027(1)(2)	319,735
266,865	Securitized Asset Backed Receivables LLC 0.52%, 07/25/2036(2)	123,584

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Sound Point CLO Ltd.
$ 250,000	1.99%, 01/21/2026(1)(2)	$246,425
270,000	2.15%, 04/15/2027(1)(2)	266,949
250,000	5.22%, 07/15/2025(1)(2)	187,375
242,261	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	242,165
395,000	Symphony CLO Ltd. 2.07%, 10/17/2026(1)(2)	388,759
270,000	Venture CLO Ltd. 2.11%, 07/15/2027(1)(2)	266,409
	Voya CLO Ltd.
255,000	2.10%, 04/18/2027(1)(2)	252,170
350,000	3.02%, 10/14/2026(1)(2)	348,705

		13,058,011

	Asset-Backed - Home Equity - 3.1%
65,717	Asset Backed Funding Certificates 0.65%, 01/25/2037(2)	39,633
	GSAA Home Equity Trust
21,296	0.48%, 12/25/2046(2)	13,568
129,440	0.50%, 12/25/2046(2)	65,187
441,343	0.51%, 02/25/2037(2)	230,464
141,719	0.53%, 03/25/2037(2)	72,870
31,914	0.60%, 03/25/2047(2)	15,823
305,380	0.61%, 11/25/2036(2)	156,000
167,134	0.67%, 11/25/2036(2)	96,926
30,621	0.73%, 03/25/2036(2)	20,705
143,653	0.75%, 04/25/2047(2)	90,056
64,425	5.88%, 09/25/2036(5)	34,879
371,813	5.99%, 06/25/2036(2)	196,176
31,224	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.58%, 06/25/2036(2)	27,404
487,451	Morgan Stanley Mortgage Loan Trust 0.60%, 11/25/2036(2)	215,722
22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(3)(4)	—
905,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	904,729
23,846	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(5)	13,118
	Soundview Home Loan Trust
685,063	0.67%, 07/25/2036(2)	403,484
160,000	0.68%, 11/25/2036(2)	107,679

		2,704,423

	Commercial Mortgage-Backed Securities - 4.5%
90,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)	48,920
100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.33%, 10/12/2042(2)	99,856
	Citigroup Commercial Mortgage Trust
40,000	4.56%, 03/10/2047(1)(2)	29,437
30,000	5.06%, 03/10/2047(1)(2)	24,754
40,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	40,373
100,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	80,815
	Commercial Mortgage Trust
522,305	2.14%, 07/10/2046(1)(2)(6)	37,580
15,000	3.96%, 03/10/2047	15,864
65,000	4.73%, 10/15/2045(1)(2)	54,855
	CS First Boston Mortgage Securities Corp.
2,930	4.77%, 07/15/2037	2,929
130,353	4.88%, 04/15/2037	118,153
395,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	357,145
	GS Mortgage Securities Trust
4,753,942	0.32%, 07/10/2046(2)(6)	40,742

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 595,133	1.81%, 08/10/2044(1)(2)(6)	$25,644
90,000	3.58%, 06/10/2047(1)	59,912
100,166	3.67%, 04/10/2047(1)	72,996
175,000	5.03%, 04/10/2047(1)(2)	136,483
	Hilton USA Trust
90,671	3.18%, 11/05/2030(1)(2)	90,348
285,615	4.18%, 11/05/2030(1)(2)	283,665
110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	88,214
	JP Morgan Chase Commercial Mortgage Securities Trust
190,000	2.73%, 10/15/2045(1)(2)	132,267
100,000	4.81%, 10/15/2045(1)(2)	93,813
765,000	5.50%, 08/15/2046(1)(2)	774,459
1,765,478	JPMBB Commercial Mortgage Securities Trust 1.02%, 09/15/2047(2)(6)	76,270
130,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.42%, 08/12/2048	132,121
105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	83,176
	Morgan Stanley Capital I Trust
100,000	5.35%, 07/15/2049(1)(2)	81,505
50,000	5.43%, 10/12/2052(1)(2)	46,963
65,000	UBS-Barclays Commercial Mortgage Trust 4.23%, 03/10/2046(1)(2)	51,069
160,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	159,959
15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(2)	11,215
	WF-RBS Commercial Mortgage Trust
235,599	3.02%, 11/15/2047(1)	147,652
375,000	4.96%, 11/15/2045(1)(2)	325,913
45,000	5.00%, 06/15/2044(1)(2)	41,292
55,215	5.00%, 04/15/2045(1)(2)	42,003
65,000	5.75%, 04/15/2045(1)(2)	65,514

		3,973,876

	Other ABS - 0.2%
205,000	SPS Servicer Advance Receivables Trust 2.92%, 07/15/2047(1)	205,323

	Whole Loan Collateral CMO - 13.1%
	Adjustable Rate Mortgage Trust
28,592	0.68%, 01/25/2036(2)	23,459
76,359	0.70%, 11/25/2035(2)	69,432
119,276	0.93%, 01/25/2036(2)	103,012
	Alternative Loan Trust
143,947	0.74%, 11/25/2035(2)	118,621
597,062	0.83%, 10/25/2036(2)	415,165
252,040	5.50%, 12/25/2035	219,538
341,777	5.75%, 05/25/2036	285,285
292,322	6.00%, 05/25/2036	248,107
	American Home Mortgage Assets Trust
82,554	0.55%, 03/25/2047(2)	59,724
173,704	1.23%, 10/25/2046(2)	123,146
	Banc of America Funding Trust
24,335	0.62%, 10/20/2036(2)	18,864
44,883	5.85%, 01/25/2037(5)	37,257
90,650	Banc of America Mortgage Trust 2.85%, 09/25/2035(2)	82,883
	BCAP LLC Trust
160,691	0.60%, 01/25/2037(2)	128,182
202,006	0.61%, 03/25/2037(2)	168,514
	Bear Stearns Alt-A Trust
352,440	0.75%, 08/25/2036(2)	260,015
176,594	0.93%, 01/25/2036(2)	140,683
116,933	Bear Stearns Mortgage Funding Trust 0.61%, 10/25/2036(2)	96,546

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	$335,316
	CHL Mortgage Pass-Through Trust
80,966	1.11%, 03/25/2035(2)	65,302
46,190	2.63%, 03/20/2036(2)	40,777
	Connecticut Avenue Securities
190,000	3.03%, 05/25/2024(2)	161,893
235,000	3.33%, 07/25/2024(2)	206,557
440,000	3.43%, 07/25/2024(2)	386,476
70,000	4.43%, 05/25/2025(2)	64,283
125,000	5.33%, 11/25/2024(2)	121,415
	Countrywide Home Loans, Inc.
249,876	2.73%, 09/25/2047(2)	223,611
82,040	5.75%, 08/25/2037	76,614
84,091	Deutsche Alt-A Securities Mortgage Loan Trust 0.58%, 03/25/2037(2)	60,764
443,329	DSLA Mortgage Loan Trust 1.18%, 03/19/2046(2)	320,259
203,719	First Horizon Mortgage Pass-Through Trust 2.70%, 08/25/2037(2)	162,123
	GMAC Mortgage Corp. Loan Trust
89,980	3.07%, 09/19/2035(2)	82,874
25,763	3.13%, 04/19/2036(2)	23,189
	GSR Mortgage Loan Trust
89,488	2.84%, 10/25/2035(2)	77,728
338,894	2.89%, 04/25/2035(2)	322,262
	HarborView Mortgage Loan Trust
206,554	0.62%, 01/19/2038(2)	167,828
778,014	0.67%, 12/19/2036(2)	537,109
176,071	0.76%, 09/19/2035(2)	137,679
11,834	1.13%, 01/19/2035(2)	7,900
26,566	1.43%, 10/25/2037(2)	22,699
303,671	2.98%, 01/19/2035(2)	281,085
	IndyMac Index Mortgage Loan Trust
115,792	0.71%, 07/25/2035(2)	94,752
180,044	0.72%, 01/25/2036(2)	115,262
286,176	0.83%, 07/25/2046(2)	159,472
	JP Morgan Mortgage Trust
125,638	2.55%, 11/25/2035(2)	116,603
434,046	2.70%, 05/25/2036(2)	390,121
116,918	2.71%, 04/25/2037(2)	102,290
89,462	2.74%, 09/25/2035(2)	85,011
102,645	Lehman XS Trust 0.64%, 07/25/2046(2)	80,050
	LSTAR Securities Investment Trust
224,708	2.43%, 01/01/2020(1)(2)	220,236
565,247	2.43%, 04/01/2020(1)(2)	556,769
466,702	2.43%, 10/01/2020(1)(2)	458,908
66,565	Luminent Mortgage Trust 0.63%, 10/25/2046(2)	56,566
87,572	Merrill Lynch Mortgage Investors Trust 2.72%, 07/25/2035(2)	69,408
78,679	Morgan Stanley Mortgage Loan Trust 2.77%, 05/25/2036(2)	56,310
525,809	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(2)	391,936
105,257	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	96,062
	Residential Accredit Loans, Inc.
51,896	1.09%, 09/25/2046(2)	36,321
382,992	1.53%, 11/25/2037(2)	239,541
52,814	6.00%, 12/25/2035	45,969
74,581	Residential Asset Securitization Trust 0.88%, 03/25/2035(2)	60,443
	Residential Funding Mortgage Securities, Inc.
302,496	2.88%, 08/25/2035(2)	226,602
11,218	3.17%, 04/25/2037(2)	9,475

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 84,926	Sequoia Mortgage Trust 2.68%, 07/20/2037(2)	$72,861
525,449	Structured Adjustable Rate Mortgage Loan Trust 2.64%, 02/25/2036(2)	419,879
407,216	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(2)	313,674
	WaMu Mortgage Pass-Through Certificates Trust
55,123	0.85%, 06/25/2044(2)	49,541
43,489	2.15%, 11/25/2046(2)	38,782
80,807	2.19%, 12/25/2036(2)	71,641
160,291	2.20%, 06/25/2037(2)	138,273
106,256	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.52%, 02/25/2037(2)	68,214
46,144	Wells Fargo Alternative Loan Trust 2.74%, 12/28/2037(2)	39,575
	Wells Fargo Commercial Mortgage Trust
265,000	2.88%, 05/15/2048(1)(2)	160,967
115,000	3.36%, 09/15/2058(1)	71,496

		11,597,186

	Whole Loan Collateral PAC - 0.1%
78,705	Alternative Loan Trust 0.93%, 12/25/2035(2)	54,457

	Total Asset & Commercial Mortgage Backed Securities (cost $32,047,197)	31,593,276

Corporate Bonds - 21.2%
	Advertising - 0.0%
5,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	5,150

	Apparel - 0.1%
120,000	William Carter Co. 5.25%, 08/15/2021	123,600

	Beverages - 0.3%
225,000	Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	233,004

	Chemicals - 0.2%
80,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	77,500
125,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(1)	117,188

		194,688

	Commercial Banks - 8.2%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 600,000	7.00%, 02/19/2019(2)(7)(8)	611,500
$ 200,000	9.00%, 05/09/2018(2)(7)(8)	209,000
EUR 700,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(7)(8)	697,646
200,000	Bank of Ireland 7.38%, 06/18/2020(2)(7)(8)	219,732
$ 200,000	Barclays Bank plc 7.75%, 04/10/2023(2)	212,000
	Barclays plc
EUR 200,000	8.00%, 12/15/2020(2)(7)	227,244
$ 200,000	8.25%, 12/15/2018(2)(7)	209,480
104,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	107,380
190,000	Citigroup, Inc. 5.50%, 09/13/2025	203,856
	Credit Agricole S.A.
EUR 225,000	6.50%, 06/23/2021(2)(7)(8)	241,305
$ 200,000	8.13%, 09/19/2033(1)(2)	217,852
375,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(7)(8)	366,062
245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	237,936

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR 580,000	JP Morgan Chase & Co. 5.63%, 08/16/2043	$633,161
125,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(7)(8)	133,720
	Lloyds Banking Group plc
375,000	6.38%, 06/27/2020(2)(7)(8)	417,409
GBP 200,000	7.00%, 06/27/2019(2)(7)(8)	279,690
$ 90,000	Morgan Stanley 4.30%, 01/27/2045	84,530
	Royal Bank of Scotland Group plc
80,000	6.13%, 12/15/2022	86,357
560,000	7.50%, 08/10/2020(2)(7)	569,800
310,000	Santander UK Group Holdings plc 5.63%, 09/15/2045(1)	309,632
	Societe Generale S.A.
EUR 150,000	6.75%, 04/07/2021(2)(7)(8)	160,464
$ 275,000	8.25%, 11/29/2018(2)(7)(8)	286,618
360,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(7)	339,613
200,000	UBS Group AG 7.13%, 02/19/2020(2)(7)(8)	206,008

		7,267,995

	Commercial Services - 0.3%
175,000	ADT Corp. 6.25%, 10/15/2021	181,562
50,000	Cardtronics, Inc. 5.13%, 08/01/2022	48,750
40,000	United Rentals North America, Inc. 4.63%, 07/15/2023	38,800

		269,112

	Construction Materials - 0.7%
	Building Materials Corp. of America
50,000	5.38%, 11/15/2024(1)	49,250
80,000	6.00%, 10/15/2025(1)	81,600
200,000	CRH America, Inc. 5.13%, 05/18/2045(1)	202,373
260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(1)	265,200
60,000	Norbord, Inc. 6.25%, 04/15/2023(1)	58,350

		656,773

	Diversified Financial Services - 0.5%
150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	147,000
35,000	Aircastle Ltd. 5.50%, 02/15/2022	34,825
65,000	International Lease Finance Corp. 5.88%, 04/01/2019	67,356
	Navient Corp.
150,000	5.50%, 01/15/2019	140,625
30,000	8.45%, 06/15/2018	31,050

		420,856

	Electric - 0.3%
190,000	AES Corp. 8.00%, 06/01/2020	207,100
90,000	NRG Energy, Inc. 6.25%, 07/15/2022	74,250

		281,350

	Engineering & Construction - 0.4%
310,000	SBA Tower Trust 3.60%, 04/15/2043(1)	312,670

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Environmental Control - 0.1%
$ 130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	$132,438

	Forest Products & Paper - 0.1%
	Cascades, Inc.
20,000	5.50%, 07/15/2022(1)	19,150
55,000	5.75%, 07/15/2023(1)	52,525
65,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	62,563

		134,238

	Healthcare-Products - 0.0%
25,000	Hologic, Inc. 5.25%, 07/15/2022(1)	25,875

	Healthcare-Services - 0.6%
90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	89,325
165,000	HCA, Inc. 6.50%, 02/15/2020	181,912
30,000	LifePoint Health, Inc. 5.88%, 12/01/2023	31,125
15,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	15,375
135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	142,762
85,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	86,488

		546,987

	Home Builders - 0.3%
67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	67,503
125,000	Lennar Corp. 4.50%, 06/15/2019	128,125
60,000	Meritage Homes Corp. 6.00%, 06/01/2025	58,500

		254,128

	Insurance - 3.0%
EUR 325,000	Achmea B.V. 6.00%, 04/04/2043(2)(8)	366,256
300,000	Assicurazioni Generali S.p.A. 7.75%, 12/12/2042(2)(8)	385,791
$ 295,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(7)	301,269
20,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	20,200
EUR 400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(7)(8)	401,402
400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(7)(8)	415,663
300,000	Mapfre S.A. 5.92%, 07/24/2037(2)	332,023
405,000	Swiss Reinsurance Co. via ELM B.V. 2.60%, 09/01/2025(2)(7)(8)	394,856

		2,617,460

	Iron/Steel - 0.3%
$ 150,000	ArcelorMittal 6.25%, 08/05/2020	121,125
	Steel Dynamics, Inc.
45,000	5.13%, 10/01/2021	41,963
20,000	5.50%, 10/01/2024	18,050
	United States Steel Corp.
25,000	6.88%, 04/01/2021	11,125
95,000	7.38%, 04/01/2020	45,125

		237,388

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Lodging - 0.1%
$ 90,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	$86,175

	Machinery - Construction & Mining - 0.1%
50,000	Oshkosh Corp. 5.38%, 03/01/2025	49,500

	Machinery-Diversified - 0.1%
35,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	37,468
45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	41,400

		78,868

	Media - 1.0%
100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	101,250
	CCO Safari II LLC
40,000	4.91%, 07/23/2025(1)	40,040
175,000	6.48%, 10/23/2045(1)	176,179
	DISH DBS Corp.
56,000	5.88%, 07/15/2022	52,710
95,000	6.75%, 06/01/2021	96,900
120,000	Liberty Interactive LLC 8.25%, 02/01/2030	118,800
	TEGNA, Inc.
80,000	4.88%, 09/15/2021(1)	80,400
20,000	5.13%, 10/15/2019	20,950
115,000	5.13%, 07/15/2020	119,025
	Videotron Ltd.
45,000	5.00%, 07/15/2022	45,394
80,000	5.38%, 06/15/2024(1)	80,600

		932,248

	Oil & Gas - 1.3%
45,000	Antero Resources Corp. 5.63%, 06/01/2023(1)	37,350
25,000	Concho Resources, Inc. 6.50%, 01/15/2022	23,375
165,000	Ecopetrol S.A. 5.88%, 05/28/2045	114,213
21,000	Harvest Operations Corp. 6.88%, 10/01/2017	14,595
50,000	MEG Energy Corp. 7.00%, 03/31/2024(1)	26,125
200,000	Pertamina Persero PT 5.63%, 05/20/2043(8)	155,837
GBP 100,000	Petrobras Global Finance B.V. 5.38%, 10/01/2029	81,354
	Petroleos Mexicanos
$ 95,000	5.50%, 02/04/2019(1)	95,850
MXN 2,500,000	7.47%, 11/12/2026	121,284
$ 75,000	Tesoro Corp. 5.13%, 04/01/2024	70,500
	WPX Energy, Inc.
35,000	5.25%, 09/15/2024	19,075
95,000	6.00%, 01/15/2022	55,100
350,000	YPF S.A. 8.50%, 07/28/2025(8)	325,719

		1,140,377

	Packaging & Containers - 0.2%
20,000	Ball Corp. 4.38%, 12/15/2020	20,719
95,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	95,000

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	$29,437

		145,156

	Pipelines - 0.8%
	DCP Midstream LLC
10,000	5.35%, 03/15/2020(1)	8,175
15,000	9.75%, 03/15/2019(1)	14,152
	DCP Midstream Operating L.P.
10,000	2.70%, 04/01/2019	8,026
5,000	3.88%, 03/15/2023	3,361
21,000	4.95%, 04/01/2022	15,754
15,000	5.60%, 04/01/2044	8,953
130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	114,400
525,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	393,516
	MPLX L.P.
40,000	4.88%, 12/01/2024(1)	31,219
40,000	4.88%, 06/01/2025(1)	31,242
125,000	Tesoro Logistics L.P. 6.25%, 10/15/2022(1)	113,750

		742,548

	Retail - 0.2%
80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	76,100
60,000	Sally Holdings LLC 5.75%, 06/01/2022	62,625

		138,725

	Savings & Loans - 0.5%
GBP 350,000	Nationwide Building Society 6.88%, 06/20/2019(2)(7)(8)	484,975

	Semiconductors - 0.1%
	Sensata Technologies B.V.
$ 55,000	5.00%, 10/01/2025(1)	52,938
5,000	5.63%, 11/01/2024(1)	5,100

		58,038

	Shipbuilding - 0.0%
10,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	10,300

	Software - 0.4%
205,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(1)	215,250
	First Data Corp.
15,000	5.00%, 01/15/2024(1)	15,000
65,000	5.38%, 08/15/2023(1)	66,300
25,000	MSCI, Inc. 5.75%, 08/15/2025(1)	26,437

		322,987

	Telecommunications - 1.0%
110,000	AT&T, Inc. 4.75%, 05/15/2046	97,535
200,000	Digicel Group Ltd. 7.13%, 04/01/2022(8)	149,100
20,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	19,450
240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(1)	222,010
55,000	Nokia Oyj 6.63%, 05/15/2039	55,825
	Sprint Communications, Inc.
147,000	7.00%, 03/01/2020(1)	141,120
53,000	9.00%, 11/15/2018(1)	54,060

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

BRL 125,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	$128,562

		867,662

	Total Corporate Bonds (cost $20,683,958)	18,771,271

Foreign Government Obligations - 5.4%
	Brazil - 0.6%
	Brazil Notas do Tesouro Nacional Series B
839,574	6.00%, 05/15/2019(9)	209,865
1,360,110	6.00%, 08/15/2022(9)	321,695

		531,560

	Cameroon - 0.2%
$ 215,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	184,362

	Colombia - 0.2%
	Colombian TES
COP 460,241,846	3.00%, 03/25/2033(9)	115,002
239,077,726	3.50%, 03/10/2021(9)	72,230

		187,232

	Dominican Republic - 0.2%
$ 155,000	Dominican Republic International Bond 5.50%, 01/27/2025(1)	145,700

	Gabon - 0.2%
200,000	Gabon Government International Bond 6.38%, 12/12/2024(8)	153,916

	Hungary - 0.0%
HUF 8,920,000	Hungary Government Bond 5.50%, 06/24/2025	36,904

	Indonesia - 0.3%
IDR 3,089,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	216,156

	Malaysia - 0.2%
MYR 665,000	Malaysia Government Bond 3.49%, 03/31/2020	160,547

	Mexico - 0.6%
MXN 2,512,300	Mexican Bonos 10.00%, 12/05/2024	177,043
$ 350,000	Mexico Government International Bond 4.60%, 01/23/2046	310,625

		487,668

	Peru - 0.2%
PEN 845,000	Peru Government Bond 5.20%, 09/12/2023	214,751

	Poland - 0.1%
PLN 420,000	Poland Government Bond 3.25%, 07/25/2025	105,300

	Romania - 0.0%
RON 140,000	Romania Government Bond 5.85%, 04/26/2023	38,861

	Russia - 0.6%
	Russian Federal Bond - OFZ
RUB 6,775,000	7.50%, 02/27/2019	83,825
30,705,000	14.42%, 01/29/2020(2)	419,440

		503,265

	South Africa - 0.4%
	South Africa Government Bond
ZAR 2,745,000	7.00%, 02/28/2031	137,438
3,020,000	7.75%, 02/28/2023	177,357

		314,795

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Thailand - 0.1%
THB 3,833,000	Thailand Government Bond 3.85%, 12/12/2025	$121,164

	Tunisia - 0.2%
$ 200,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(8)	166,016

	Turkey - 0.6%
	Turkey Government Bond
TRY 1,018,643	2.00%, 04/16/2025(9)	321,157
421,975	2.50%, 05/04/2016(9)	143,128
350,000	7.10%, 03/08/2023	97,992

		562,277

	Uruguay - 0.7%
	Uruguay Government International Bond
UYU 5,080,871	3.70%, 06/26/2037(9)	125,733
17,861,833	4.25%, 04/05/2027(9)	513,050

		638,783

	Total Foreign Government Obligations (cost $5,486,005)	4,769,257

Municipal Bonds - 1.0%
	General - 0.8%
$ 250,000	Chicago Transit Auth 6.90%, 12/01/2040	295,241
	Puerto Rico Commonwealth Gov’t Employees Retirement System
530,000	6.15%, 07/01/2038	149,725
350,000	6.20%, 07/01/2039	98,875
530,000	6.30%, 07/01/2043	149,725
120,000	6.55%, 07/01/2058	33,900

		727,466

	Higher Education - 0.2%
190,000	University of California 4.60%, 05/15/2031	208,337

	Total Municipal Bonds (cost $1,336,611)	935,803

Senior Floating Rate Interests - 16.7%(10)
	Advertising - 0.1%
128,380	Acosta Holdco, Inc. 4.25%, 09/26/2021	122,523

	Aerospace/Defense - 0.6%
106,869	DigitalGlobe, Inc. 4.75%, 01/31/2020	104,865
223,594	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	220,799
198,572	Transdigm, Inc. 3.50%, 05/14/2022	190,164

		515,828

	Agriculture - 0.1%
99,516	Pinnacle Operating Corp. 4.75%, 11/15/2018	91,555

	Biotechnology - 0.1%
96,750	Alkermes, Inc. 3.50%, 09/18/2019	95,299

	Chemicals - 0.6%
73,791	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	72,823
38,287	AIlnex USA, Inc. 4.50%, 10/03/2019	37,784
49,750	Chemours Co. 3.75%, 05/12/2022	43,946
174,944	Ineos U.S. Finance LLC 3.75%, 05/04/2018	168,384

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 194,383	Nexeo Solutions LLC 5.00%, 09/08/2017	$187,904

		510,841

	Coal - 0.2%
	Arch Coal, Inc.
65,000	0.00%, 01/12/2017(11)	62,075
275,041	6.25%, 05/16/2018	81,060

		143,135

	Commercial Services - 0.1%
99,426	Moneygram International, Inc. 4.25%, 03/27/2020	90,809

	Distribution/Wholesale - 0.2%
155,200	FPC Holdings, Inc. 5.25%, 11/19/2019	107,282
91,342	PowerTeam Services LLC 4.25%, 05/06/2020	89,172

		196,454

	Diversified Financial Services - 0.1%
94,709	Walter Investment Management Corp. 4.75%, 12/19/2020	73,341

	Electric - 0.3%
102,555	Calpine Corp. 4.00%, 10/09/2019	99,720
100,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	57,000
150,670	Seadrill Partners Finco LLC 4.00%, 02/21/2021	59,816
100,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(12)	30,139

		246,675

	Electronics - 0.5%
337,980	CDW LLC 3.25%, 04/29/2020	331,559
121,749	Ceridian LLC 4.50%, 09/15/2020	105,110

		436,669

	Energy-Alternate Sources - 0.1%
106,099	EMG Utica LLC 4.75%, 03/27/2020	90,184

	Entertainment - 0.1%
133,650	Scientific Games International, Inc. 6.00%, 10/01/2021	118,656

	Food - 0.6%
178,650	Albertsons LLC 5.50%, 08/25/2021	174,589
150,000	JBS USA LLC 4.00%, 10/30/2022	143,250
219,375	U.S. Foods, Inc. 4.50%, 03/31/2019	216,017

		533,856

	Healthcare-Products - 0.1%
96,521	Truven Health Analytics, Inc. 4.50%, 06/06/2019	92,780

	Healthcare-Services - 1.0%
104,979	American Renal Holdings, Inc. 8.50%, 03/20/2020	99,730
120,674	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	119,987
	Community Health Systems, Inc.
51,896	3.75%, 12/31/2019	49,794
95,488	4.00%, 01/27/2021	91,788

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 105,000	Envision Healthcare Corp. 4.50%, 10/28/2022	$104,156
99,340	Medpace Holdings, Inc. 4.75%, 04/01/2021	98,264
137,900	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	120,869
175,000	U.S. Renal Care, Inc. 5.25%, 12/31/2022	173,798

		858,386

	Insurance - 1.3%
	Asurion LLC
114,704	5.00%, 05/24/2019	107,751
357,124	5.00%, 08/04/2022	325,697
205,000	8.50%, 03/03/2021	172,493
97,500	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	93,052
107,250	Evertec Group LLC 3.25%, 04/17/2020	102,022
	Sedgwick Claims Management Services, Inc.
252,981	3.75%, 03/01/2021	242,862
140,000	6.75%, 02/28/2022	123,434

		1,167,311

	Leisure Time - 0.5%
126,692	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	125,980
	Delta 2 (LUX) S.a.r.l.
200,000	4.75%, 07/30/2021	187,938
130,000	7.75%, 07/31/2022	107,900

		421,818

	Lodging - 0.7%
486,554	Caesars Entertainment Operating Co. 11.25%, 03/01/2017(4)	423,302
98,500	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	81,427
91,282	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	87,517

		592,246

	Machinery - Construction & Mining - 0.2%
216,700	American Rock Salt Holdings LLC 4.75%, 05/20/2021	198,189

	Machinery-Diversified - 0.2%
187,625	Gates Global, Inc. 4.25%, 07/05/2021	168,707

	Media - 1.2%
133,486	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	127,202
125,000	Charter Communications Operating LLC 3.50%, 01/24/2023	124,797
126,100	Getty Images, Inc. 4.75%, 10/18/2019	81,398
98,257	ION Media Networks, Inc. 4.75%, 12/18/2020	95,801
125,000	Neptune Finco Corp. 5.00%, 10/09/2022	124,649
297,000	Numericable U.S. LLC 4.50%, 05/21/2020	285,343
199,000	Tribune Media Co. 3.75%, 12/27/2020	195,352

		1,034,542

	Metal Fabricate/Hardware - 0.2%
190,613	Rexnord LLC 4.00%, 08/21/2020	181,427

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Mining - 0.1%
$ 90,904	Minerals Technologies, Inc. 3.75%, 05/09/2021	$88,858

	Miscellaneous Manufacturing - 0.2%
278,086	Sram LLC 4.03%, 04/10/2020	225,250

	Oil & Gas - 0.5%
251,311	NGPL Pipeco LLC 6.75%, 09/15/2017	236,705
217,229	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	179,757
100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	49,000
100,000	Templar Energy LLC 8.50%, 11/25/2020	5,800

		471,262

	Packaging & Containers - 0.8%
170,396	Berry Plastics Holding Corp. 4.00%, 10/01/2022	169,482
132,975	BWAY Holding Co., Inc. 5.50%, 08/14/2020	124,582
315,241	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	313,441
145,722	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	139,165

		746,670

	Pharmaceuticals - 0.3%
160,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	157,875
155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	154,056

		311,931

	Pipelines - 0.2%
142,500	EP Energy LLC 4.50%, 04/30/2019	92,625
97,250	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	90,280

		182,905

	Real Estate - 0.3%
99,500	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	96,433
	Realogy Corp.
4,136	2.43%, 10/10/2016	4,074
135,285	3.75%, 03/05/2020	134,203

		234,710

	Retail - 0.8%
30,000	Coty, Inc. 3.75%, 10/27/2022	29,850
60,000	Galleria Co. 0.00%, 01/26/2023(11)	59,588
111,838	Michaels Stores, Inc. 3.75%, 01/28/2020	110,244
151,900	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	131,556
189,205	Party City Holdings, Inc. 4.25%, 08/19/2022	183,292
238,200	PetSmart, Inc. 4.25%, 03/11/2022	230,458

		744,988

	Semiconductors - 0.6%
	Avago Technologies Cayman Ltd.
195,000	0.00%, 02/01/2023(11)	191,740

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 171,203	3.75%, 05/06/2021	$170,936
150,000	NXP B.V. 3.75%, 12/07/2020	149,625

		512,301

	Software - 2.2%
199,000	Epicor Software Corp. 4.75%, 06/01/2022	189,673
750,000	First Data Corp. 3.93%, 03/24/2018	739,530
194,408	Infor US, Inc. 3.75%, 06/03/2020	182,792
	Kronos, Inc.
311,400	4.50%, 10/30/2019	305,302
129,617	9.75%, 04/30/2020	128,256
285,420	Magic Newco LLC 5.00%, 12/12/2018	284,350
	SS&C Technologies, Inc.
108,681	4.01%, 07/08/2022	108,138
15,069	4.02%, 07/08/2022	14,993

		1,953,034

	Telecommunications - 1.2%
156,800	Altice Financing S.A. 5.50%, 07/02/2019	155,673
84,417	Entravision Communications Corp. 3.50%, 05/31/2020	82,376
320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	319,280
191,800	Salem Communications Corp. 4.50%, 03/13/2020	179,573
296,367	Univision Communications, Inc. 4.00%, 03/01/2020	288,918

		1,025,820

	Transportation - 0.1%
	Kenan Advantage Group, Inc.
6,000	1.50%, 01/31/2017(13)	5,910
59,851	4.00%, 07/31/2022	58,952

		64,862

	Trucking & Leasing - 0.3%
275,738	Consolidated Container Co. 5.00%, 07/03/2019	248,704

	Total Senior Floating Rate Interests (cost $16,070,873)	14,792,526

U.S. Government Agencies - 42.6%
	FHLMC - 16.6%
14,110	0.01%, 11/15/2036(14)	12,707
163,890	3.00%, 08/01/2029	171,433
600,000	3.00%, 02/01/2031(15)	625,406
76,769	3.00%, 03/15/2033(6)	9,999
1,425,000	3.00%, 02/01/2046(15)	1,451,835
378,000	3.03%, 12/25/2027(2)	374,611
570,000	3.28%, 04/25/2028(2)	569,955
500,000	3.50%, 02/01/2031(15)	527,402
401,687	3.50%, 08/01/2034	426,344
1,675,000	3.50%, 02/01/2046(15)	1,750,879
3,100,000	3.50%, 03/14/2046(15)	3,232,684
293,818	4.00%, 07/15/2027(6)	32,398
339,763	4.00%, 05/01/2042	363,767
90,160	4.00%, 08/01/2042	96,468
148,477	4.00%, 09/01/2042	159,124
71,126	4.00%, 07/01/2044	76,354
48,251	4.00%, 06/01/2045	51,613
575,000	4.00%, 02/01/2046(15)	613,836
300,000	4.00%, 03/14/2046(15)	319,536

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 68,080	4.50%, 03/15/2041	$80,032
1,000,000	4.50%, 02/01/2046(15)	1,085,000
900,000	4.50%, 03/14/2046(15)	974,637
249,424	4.75%, 07/15/2039	272,467
100,000	5.00%, 02/01/2046(15)	109,720
23,670	5.50%, 08/15/2033	26,332
516,449	5.50%, 12/01/2037	572,343
593,945	5.50%, 01/01/2039	663,912
89,030	6.50%, 07/15/2036	101,402

		14,752,196

	FNMA - 14.0%
103,834	0.01%, 06/25/2036(14)	93,089
399,977	1.84%, 04/25/2055(2)(6)	27,448
5,000	2.44%, 01/01/2023	5,054
73,908	2.50%, 06/25/2028(6)	6,588
400,000	2.50%, 02/01/2031(15)	408,976
395,000	2.65%, 06/01/2025	395,280
700,000	2.69%, 04/01/2025	702,870
235,000	2.78%, 02/01/2027	236,444
205,000	2.82%, 07/01/2025	208,099
518,662	3.00%, 01/25/2028(6)	50,764
214,555	3.00%, 04/25/2028(6)	22,947
400,000	3.00%, 02/01/2031(15)	416,842
30,000	3.16%, 12/01/2026	31,074
50,000	3.21%, 05/01/2023	52,727
25,171	3.24%, 12/01/2026	26,286
48,746	3.26%, 05/01/2024	51,364
196,463	3.30%, 12/01/2026	206,037
25,083	3.34%, 04/01/2024	26,569
9,852	3.45%, 01/01/2024	10,536
9,786	3.47%, 01/01/2024	10,437
131,060	3.50%, 05/25/2030(6)	18,088
175,000	3.50%, 02/01/2031(15)	184,938
1,925,000	3.50%, 02/01/2046(15)	2,016,024
1,900,000	3.50%, 03/01/2046(15)	1,985,166
24,352	3.67%, 08/01/2023	26,302
5,000	3.70%, 10/01/2023	5,402
10,000	3.76%, 03/01/2024	10,841
15,000	3.86%, 12/01/2025	16,393
5,000	3.86%, 11/01/2023	5,462
24,202	3.87%, 10/01/2025	26,426
34,437	3.89%, 05/01/2030	38,696
35,000	3.93%, 10/01/2023	38,279
9,778	3.96%, 05/01/2034	11,174
10,000	3.97%, 05/01/2029	11,029
600,000	4.00%, 02/01/2031(15)	627,292
68,548	4.00%, 03/25/2042(6)	10,503
62,490	4.00%, 08/01/2042	67,085
72,642	4.00%, 04/01/2045	77,732
91,470	4.00%, 05/01/2045	97,964
67,750	4.00%, 06/01/2045	72,560
1,050,000	4.00%, 02/01/2046(15)	1,121,766
1,000,000	4.00%, 03/01/2046(15)	1,066,082
145,334	4.02%, 11/01/2028	160,779
19,079	4.06%, 10/01/2028	21,272
77,736	4.50%, 07/25/2027(6)	8,999
344,582	4.50%, 10/01/2040	375,678
154,490	4.50%, 10/01/2041	168,375
143,514	4.50%, 09/01/2043	156,130
75,000	4.50%, 02/01/2046(15)	81,527
300,000	5.00%, 02/01/2046(15)	331,219
47,257	5.46%, 05/25/2042(2)(6)	6,071
140,933	5.50%, 04/25/2035	156,601
57,038	5.50%, 04/25/2037	64,121
252,895	5.50%, 06/25/2042(6)	52,752

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 231,176	6.00%, 09/01/2039	$261,495

		12,369,654

	GNMA - 12.0%
291,869	3.00%, 07/15/2045	301,213
212,048	3.00%, 07/20/2045	219,035
695,329	3.00%, 08/15/2045	717,592
98,084	3.00%, 08/20/2045	101,316
591,263	3.00%, 09/20/2045	610,747
850,000	3.00%, 02/01/2046(15)	876,695
800,000	3.00%, 03/01/2046(15)	823,406
1,475,000	3.50%, 02/01/2046(15)	1,555,664
1,300,000	3.50%, 03/01/2046(15)	1,368,047
60,804	4.00%, 05/16/2042(6)	8,740
1,675,000	4.00%, 02/01/2046(15)	1,790,353
691,905	4.50%, 09/20/2041	755,851
137,474	5.00%, 06/15/2041	152,556
186,005	5.00%, 10/16/2041(6)	33,811
269,642	5.00%, 03/15/2044	298,635
300,000	5.00%, 02/01/2046(15)	329,705
2,946	6.00%, 08/15/2032	3,332
205,634	6.00%, 06/15/2036	235,028
70,528	6.00%, 08/15/2036	81,069
42,733	6.00%, 12/15/2038	48,258
147,160	6.00%, 01/15/2039	166,184
159,747	6.00%, 12/15/2040	180,399

		10,657,636

	Total U.S. Government Agencies (cost $37,457,402)	37,779,486

U.S. Government Securities - 4.2%
	U.S. Treasury Securities - 4.2%
	U.S. Treasury Bonds - 1.0%
60,476	0.75%, 02/15/2045(9)	54,365
21,963	2.13%, 02/15/2040(9)	26,506
32,515	2.13%, 02/15/2041(9)	39,459
35,309	2.38%, 01/15/2027(9)	41,668
46,457	0.63%, 02/15/2043(9)	40,649
57,773	0.75%, 02/15/2042(9)	52,310
81,474	1.38%, 02/15/2044(9)	85,357
62,313	1.75%, 01/15/2028(9)	69,441
65,772	2.00%, 01/15/2026(9)	74,706
88,143	2.38%, 01/15/2025(9)	102,082
105,022	2.50%, 01/15/2029(9)	126,744
6,686	3.38%, 04/15/2032(9)	9,238
36,687	3.63%, 04/15/2028(9)	48,818
79,410	3.88%, 04/15/2029(9)	109,793

		881,136

	U.S. Treasury Notes - 3.2%
146,300	0.13%, 04/15/2017(9)(16)	146,403
205,358	0.13%, 04/15/2018(9)	206,337
167,135	0.13%, 04/15/2019(9)	168,016
106,422	0.13%, 04/15/2020(9)	106,684
136,328	0.13%, 01/15/2022(9)	134,716
159,980	0.13%, 07/15/2022(9)	158,247
154,244	0.13%, 01/15/2023(9)	150,777
154,938	0.13%, 07/15/2024(9)	150,253
122,389	0.38%, 07/15/2023(9)	122,042
20,018	0.38%, 07/15/2025(9)	19,781
115,841	0.63%, 07/15/2021(9)	118,835
218,707	0.63%, 01/15/2024(9)	220,535
170,000	1.00%, 05/31/2018(16)	170,451
48,826	1.13%, 01/15/2021(9)	51,186
71,545	1.38%, 07/15/2018(9)	74,591
93,296	1.38%, 01/15/2020(9)	98,300
85,000	1.63%, 06/30/2020(17)	86,268

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

49,748	2.13%, 01/15/2019(9)		$53,070
64,733	2.38%, 01/15/2017(9)		66,325
530,000	3.25%, 03/31/2017(17)(18)		545,610

			2,848,427

	Total U.S. Government Securities (cost $3,756,882)		3,729,563

	Total Long-Term Investments (cost $116,838,928)		112,371,182
Short-Term Investments - 2.5%
	Other Investment Pools & Funds - 2.5%
2,215,363	Fidelity Money Market Class 1		2,215,363

	Total Short-Term Investments (cost $2,215,363)		2,215,363

	Total Investments Excluding Purchased Options (cost $119,054,291)	129.3%	$114,586,545
	Total Purchased Options (cost $28,548)	0.1%	$45,047

	Total Investments (cost $119,082,839)^	129.4%	$114,631,592
	Other Assets and Liabilities	(29.4)%	(26,038,195)

	Total Net Assets	100.0%	$88,593,397

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,001,808
Unrealized Depreciation	(5,453,055)

Net Unrealized Depreciation	$(4,451,247)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $23,269,271, which represents 26.3% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At January 31, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Securities disclosed are interest-only strip.
(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $7,228,685, which represents 8.2% of total net assets.
(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(11)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(12)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.
(13)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2016, the aggregate value of the unfunded commitment was $5,910, which rounds to zero percent of total net assets.
(14)	Securities disclosed are principal-only strip.
(15)	Represents or includes a TBA transaction.
(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.
(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.
(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	2,385,000	$237	$1,043	$(806)

Puts
USD Put/CNY Call	JPM	6.65 USD per CNY	02/05/16	USD	650,000	$8,729	$6,171	$2,558
USD Put/CNY Call	BOA	6.64 USD per CNY	02/19/16	USD	650,000	6,906	6,715	191
USD Put/RUB Call	BOA	79.95 USD per RUB	02/24/16	USD	443,000	29,175	14,619	14,556

Total Puts					1,743,000	$44,810	$27,505	$17,305

Total purchased option contracts					4,128,000	$45,047	$28,548	$16,499

OTC Swaption Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(4,105,000)	$(57,409)	$(54,380)	$(3,029)
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(2,925,000)	(11,818)	(30,159)	18,341

Total Calls					(7,030,000)	$(69,227)	$(84,539)	$15,312

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	GSC	387.50 EUR	02/17/16	EUR	(4,105,000)	$(27,947)	$(33,431)	$5,484
Credit Default Swaption ITRAXX.XOV.24	GSC	350.00 EUR	02/17/16	EUR	(2,925,000)	(44,062)	(36,508)	(7,554)

Total Puts					(7,030,000)	$(72,009)	$(69,939)	$(2,070)

Total written swaption contracts					(14,060,000)	$(141,236)	$(154,478)	$13,242

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 5-Year Note Future	11	03/31/2016	$1,323,061	$1,327,391	$4,330

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

U.S. Treasury Ultra Long Term Bond Future	7	03/21/2016	$1,161,297	$1,163,312	$2,015

Total					$6,345

Short position contracts:
Euro-BOBL Future	1	03/08/2016	$142,832	$143,461	$(629)
Euro-Bund Future	8	03/08/2016	1,388,955	1,415,657	(26,702)
U.S. 10 Year Ultra Future	2	03/21/2016	277,402	279,187	(1,785)
U.S. Treasury 10-Year Note Future	121	03/21/2016	15,324,050	15,678,953	(354,903)
U.S. Treasury Long Bond Future	10	03/21/2016	1,544,961	1,610,313	(65,352)

Total					$(449,371)

Total futures contracts					$(443,026)

TBA Sale Commitments Outstanding at January 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$800,000	03/01/2046	$(813,222)	$(4,847)
FHLMC, 5.50%	300,000	03/01/2046	(332,391)	(2,109)
GNMA, 4.00%	1,125,000	02/01/2046	(1,202,476)	(4,487)

Total (proceeds $2,336,646)			$(2,348,089)	$(11,443)

At January 31, 2016, the aggregate market value of these securities represents (2.7)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	117,794	(0.32%)	07/25/45	$30,921	$—	$23,519	$(7,402)
ABX.HE.AAA.06-1	JPM	USD	28,840	(0.18%)	07/25/45	541	—	571	30
ABX.HE.AAA.06-1	MSC	USD	6,180	(0.18%)	07/25/45	125	—	122	(3)
ABX.HE.AAA.06-1	JPM	USD	2,060	(0.18%)	07/25/45	50	—	41	(9)
ABX.HE.AAA.06-1	JPM	USD	1,030	(0.18%)	07/25/45	39	—	20	(19)
ABX.HE.AAA.06-1	JPM	USD	7,210	(0.18%)	07/25/45	171	—	143	(28)
ABX.HE.AAA.06-1	JPM	USD	5,150	(0.18%)	07/25/45	138	—	102	(36)
ABX.HE.AAA.06-1	MSC	USD	15,450	(0.18%)	07/25/45	459	—	306	(153)
ABX.HE.AAA.06-1	BOA	USD	10,300	(0.18%)	07/25/45	560	—	204	(356)
ABX.HE.AAA.06-1	BCLY	USD	6,180	(0.18%)	07/25/45	576	—	123	(453)
ABX.HE.AAA.06-1	MSC	USD	9,270	(0.18%)	07/25/45	941	—	183	(758)
ABX.HE.AAA.06-1	GSC	USD	18,540	(0.18%)	07/25/45	1,669	—	368	(1,301)
ABX.HE.AAA.06-2	JPM	USD	43,764	(0.11%)	05/25/46	5,798	—	5,247	(551)
ABX.HE.AAA.06-2	JPM	USD	41,520	(0.11%)	05/25/46	8,036	—	4,977	(3,059)
ABX.HE.AAA.07-1	MSC	USD	282,114	(0.09%)	08/25/37	65,758	—	66,975	1,217
ABX.HE.AAA.07-1	MSC	USD	162,312	(0.09%)	08/25/37	37,825	—	38,534	709
ABX.HE.AAA.07-1	GSC	USD	108,208	(0.09%)	08/25/37	25,965	—	25,689	(276)
ABX.HE.AAA.07-1	JPM	USD	38,646	(0.09%)	08/25/37	9,619	—	9,172	(447)
ABX.HE.AAA.07-1	MSC	USD	92,750	(0.09%)	08/25/37	22,762	—	22,019	(743)
ABX.HE.AAA.07-1	CSI	USD	274,385	(0.09%)	08/25/37	75,703	—	65,140	(10,563)
ABX.HE.PENAAA.06-2	BCLY	USD	24,687	(0.11%)	05/25/46	7,060	—	2,960	(4,100)
ABX.HE.PENAAA.06-2	MSC	USD	148,124	(0.11%)	05/25/46	32,402	—	17,757	(14,645)
ABX.HE.PENAAA.06-2	GSC	USD	136,903	(0.11%)	05/25/46	34,226	—	16,412	(17,814)
ABX.HE.PENAAA.06-2	JPM	USD	143,635	(0.11%)	05/25/46	37,704	—	17,219	(20,485)
CDX.EMS.24	BCLY	USD	931,000	(1.00%)	12/20/20	86,496	—	107,366	20,870
CDX.EMS.24	BCLY	USD	3,679,900	(1.00%)	12/20/20	411,254	—	424,380	13,126
CDX.EMS.24	GSC	USD	418,460	(1.00%)	12/20/20	45,832	—	48,258	2,426
CMBX.NA.A.7	JPM	USD	205,000	(2.00%)	01/17/47	—	(4,146)	19,640	23,786
CMBX.NA.A.7	JPM	USD	45,000	(2.00%)	01/17/47	—	(85)	4,311	4,396
CMBX.NA.A.7	BCLY	USD	10,000	(2.00%)	01/17/47	—	(57)	958	1,015
CMBX.NA.AA.2	CSI	USD	217,082	(0.15%)	03/15/49	65,034	—	76,651	11,617
CMBX.NA.AA.2	CSI	USD	203,514	(0.15%)	03/15/49	62,966	—	71,860	8,894
CMBX.NA.AA.2	GSC	USD	171,857	(0.15%)	03/15/49	53,909	—	60,683	6,774

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.AA.2	BOA	USD	176,379	(0.15%)	03/15/49	$66,729	$—	$62,279	$(4,450)
CMBX.NA.AA.2	MSC	USD	104,018	(0.15%)	03/15/49	41,399	—	36,728	(4,671)
CMBX.NA.AA.2	BOA	USD	208,037	(0.15%)	03/15/49	78,706	—	73,457	(5,249)
CMBX.NA.AA.2	JPM	USD	262,307	(0.15%)	03/15/49	98,417	—	92,620	(5,797)
CMBX.NA.AA.7	CSI	USD	315,000	(1.50%)	01/17/47	—	(75)	22,047	22,122
CMBX.NA.AA.7	CSI	USD	260,000	(1.50%)	01/17/47	—	(1,322)	18,209	19,531
CMBX.NA.AA.7	CSI	USD	185,000	(1.50%)	01/17/47	—	(1,649)	12,949	14,598
CMBX.NA.AA.7	CSI	USD	180,000	(1.50%)	01/17/47	694	—	12,598	11,904
CMBX.NA.AA.7	CSI	USD	170,000	(1.50%)	01/17/47	774	—	11,898	11,124
CMBX.NA.AA.7	MSC	USD	120,000	(1.50%)	01/17/47	—	(1,015)	8,399	9,414
CMBX.NA.AA.7	MSC	USD	105,000	(1.50%)	01/17/47	—	(1,215)	7,349	8,564
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	—	(755)	4,900	5,655
CMBX.NA.AA.7	MSC	USD	110,000	(1.50%)	01/17/47	7,717	—	7,699	(18)
CMBX.NA.AA.8	BCLY	USD	120,000	(1.50%)	10/17/57	5,325	—	10,803	5,478
CMBX.NA.AJ.1	BOA	USD	8,904	(0.84%)	10/12/52	142	—	177	35
CMBX.NA.AJ.1	JPM	USD	21,148	(0.84%)	10/12/52	401	—	419	18
CMBX.NA.AJ.1	MSC	USD	31,165	(0.84%)	10/12/52	2,182	—	619	(1,563)
CMBX.NA.AJ.1	JPM	USD	32,278	(0.84%)	10/12/52	2,281	—	641	(1,640)
CMBX.NA.AJ.2	CSI	USD	242,492	(1.09%)	03/15/49	19,311	—	26,017	6,706
CMBX.NA.AJ.2	DEUT	USD	306,826	(1.09%)	03/15/49	26,826	—	32,919	6,093
CMBX.NA.AJ.2	GSC	USD	98,976	(1.09%)	03/15/49	7,197	—	10,619	3,422
CMBX.NA.AJ.2	JPM	USD	89,079	(1.09%)	03/15/49	7,320	—	9,557	2,237
CMBX.NA.AJ.2	GSC	USD	24,744	(1.09%)	03/15/49	2,083	—	2,655	572
CMBX.NA.AJ.3	GSC	USD	162,002	(1.47%)	12/13/49	29,953	—	39,853	9,900
CMBX.NA.AJ.3	MLI	USD	162,002	(1.47%)	12/13/49	31,175	—	39,847	8,672
CMBX.NA.AJ.3	GSC	USD	103,092	(1.47%)	12/13/49	19,541	—	25,357	5,816
CMBX.NA.AJ.3	GSC	USD	68,728	(1.47%)	12/13/49	14,949	—	16,905	1,956
CMBX.NA.AJ.4	MSC	USD	360,342	(0.96%)	02/17/51	65,180	—	88,676	23,496
CMBX.NA.AJ.4	JPM	USD	434,384	(0.96%)	02/17/51	83,748	—	106,886	23,138
CMBX.NA.AJ.4	CSI	USD	202,384	(0.96%)	02/17/51	36,661	—	49,799	13,138
CMBX.NA.AJ.4	DEUT	USD	197,447	(0.96%)	02/17/51	37,195	—	48,584	11,389
CMBX.NA.AJ.4	MSC	USD	130,315	(0.96%)	02/17/51	22,099	—	32,066	9,967
CMBX.NA.AJ.4	CSI	USD	24,681	(0.96%)	02/17/51	4,522	—	6,073	1,551
CMBX.NA.AJ.4	MSC	USD	222,128	(0.96%)	02/17/51	86,843	—	54,658	(32,185)
CMBX.NA.AM.2	MSC	USD	255,000	(0.50%)	03/15/49	1,251	—	1,732	481
CMBX.NA.AM.2	JPM	USD	310,000	(0.50%)	03/15/49	2,217	—	2,101	(116)
CMBX.NA.AM.2	DEUT	USD	5,000	(0.50%)	03/15/49	288	—	34	(254)
CMBX.NA.AM.2	CSI	USD	350,000	(0.50%)	03/15/49	21,438	—	2,373	(19,065)
CMBX.NA.AM.2	MSC	USD	475,000	(0.50%)	03/15/49	23,444	—	3,219	(20,225)
CMBX.NA.AM.4	GSC	USD	40,000	(0.50%)	02/17/51	900	—	1,046	146
CMBX.NA.AM.4	CSI	USD	55,000	(0.50%)	02/17/51	1,518	—	1,438	(80)
CMBX.NA.AM.4	GSC	USD	160,000	(0.50%)	02/17/51	25,100	—	4,184	(20,916)
CMBX.NA.AS.6	CSI	USD	455,000	(1.00%)	05/11/63	5,906	—	16,099	10,193
CMBX.NA.AS.6	CSI	USD	145,000	(1.00%)	05/11/63	1,174	—	5,131	3,957
CMBX.NA.AS.6	CSI	USD	40,000	(1.00%)	05/11/63	—	(78)	1,417	1,495
CMBX.NA.AS.7	CSI	USD	240,000	(1.00%)	01/17/47	5,466	—	10,932	5,466
CMBX.NA.AS.7	GSC	USD	195,000	(1.00%)	01/17/47	4,423	—	8,883	4,460
CMBX.NA.AS.7	CSI	USD	60,000	(1.00%)	01/17/47	313	—	2,734	2,421
CMBX.NA.AS.7	CSI	USD	70,000	(1.00%)	01/17/47	1,097	—	3,188	2,091
CMBX.NA.AS.7	CSI	USD	10,000	(1.00%)	01/17/47	169	—	455	286
CMBX.NA.BBB.7	MSC	USD	115,000	(3.00%)	01/17/47	14,434	—	14,982	548

Total						$2,033,047	$(10,397)	$2,186,120	$163,470

Sell protection:
CMBX.NA.A.2	BOA	USD	7,845	0.25%	03/15/49	$—	$(4,881)	$(5,241)	$(360)
CMBX.NA.A.2	MLI	USD	27,458	0.25%	03/15/49	—	(17,160)	(18,344)	(1,184)
CMBX.NA.A.2	MSC	USD	50,994	0.25%	03/15/49	—	(31,569)	(34,068)	(2,499)
CMBX.NA.A.2	GSC	USD	50,994	0.25%	03/15/49	—	(31,488)	(34,067)	(2,579)
CMBX.NA.A.2	BOA	USD	70,606	0.25%	03/15/49	—	(43,696)	(47,170)	(3,474)
CMBX.NA.A.2	MLI	USD	90,219	0.25%	03/15/49	—	(56,304)	(60,273)	(3,969)
CMBX.NA.A.2	MLI	USD	94,142	0.25%	03/15/49	—	(58,834)	(62,894)	(4,060)
CMBX.NA.A.2	GSC	USD	109,832	0.25%	03/15/49	—	(68,436)	(73,377)	(4,941)
CMBX.NA.A.2	MSC	USD	105,910	0.25%	03/15/49	—	(65,607)	(70,755)	(5,148)
CMBX.NA.A.2	CSI	USD	141,213	0.25%	03/15/49	—	(88,369)	(94,341)	(5,972)
CMBX.NA.A.2	BOA	USD	113,755	0.25%	03/15/49	—	(63,437)	(75,997)	(12,560)
CMBX.NA.AAA.6	JPM	USD	975,000	0.50%	05/11/63	—	(32,120)	(30,742)	1,378
CMBX.NA.AAA.6	CSI	USD	510,000	0.50%	05/11/63	—	(11,432)	(16,081)	(4,649)

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

CMBX.NA.AAA.6	DEUT	USD	965,000	0.50%		05/11/63	$—	$(23,522)	$(30,427)	$(6,905)
CMBX.NA.AAA.6	CSI	USD	1,245,000	0.50%		05/11/63	—	(24,585)	(39,255)	(14,670)
CMBX.NA.AAA.6	GSC	USD	1,035,000	0.50%		05/11/63	—	(12,202)	(32,648)	(20,446)
CMBX.NA.AAA.8	DEUT	USD	50,000	0.50%		10/17/57	—	(2,123)	(2,976)	(853)
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%		10/17/57	—	(5,361)	(6,547)	(1,186)
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%		10/17/57	—	(5,352)	(6,547)	(1,195)
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%		10/17/57	—	(5,228)	(6,547)	(1,319)
CMBX.NA.AAA.8	MSC	USD	130,000	0.50%		10/17/57	—	(6,178)	(7,737)	(1,559)
CMBX.NA.AAA.8	BCLY	USD	120,000	0.50%		10/17/57	—	(5,433)	(7,142)	(1,709)
CMBX.NA.AAA.8	CSI	USD	125,000	0.50%		10/17/57	—	(5,708)	(7,440)	(1,732)
CMBX.NA.AAA.8	CSI	USD	110,000	0.50%		10/17/57	—	(4,671)	(6,547)	(1,876)
CMBX.NA.AAA.8	MLI	USD	130,000	0.50%		10/17/57	—	(5,545)	(7,737)	(2,192)
CMBX.NA.AAA.8	GSC	USD	225,000	0.50%		10/17/57	—	(10,965)	(13,392)	(2,427)
CMBX.NA.AAA.8	BCLY	USD	260,000	0.50%		10/17/57	—	(12,407)	(15,475)	(3,068)
CMBX.NA.AAA.8	MLI	USD	255,000	0.50%		10/17/57	—	(11,594)	(15,177)	(3,583)
CMBX.NA.AAA.8	JPM	USD	230,000	0.50%		10/17/57	—	(9,856)	(13,690)	(3,834)
CMBX.NA.AAA.8	MLI	USD	255,000	0.50%		10/17/57	—	(11,245)	(15,177)	(3,932)
CMBX.NA.AAA.8	BCLY	USD	2,419,000	0.50%		10/17/57	—	(97,024)	(143,976)	(46,952)
CMBX.NA.AAA.8	DEUT	USD	3,246,000	0.50%		10/17/57	—	(117,990)	(193,198)	(75,208)
CMBX.NA.AAA.8	BOA	USD	7,583,000	0.50%		10/17/57	—	(268,995)	(451,331)	(182,336)
CMBX.NA.BB.6	CSI	USD	530,000	5.00%		05/11/63	—	(62,584)	(68,001)	(5,417)
CMBX.NA.BB.6	MSC	USD	607,000	5.00%		05/11/63	—	(38,875)	(77,880)	(39,005)
CMBX.NA.BB.8	GSC	USD	60,000	5.00%		10/17/57	—	(9,858)	(14,551)	(4,693)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%		10/17/57	—	(13,460)	(18,189)	(4,729)
CMBX.NA.BB.8	CSI	USD	55,000	5.00%		10/17/57	—	(8,116)	(13,339)	(5,223)
CMBX.NA.BB.8	GSC	USD	75,000	5.00%		10/17/57	—	(12,203)	(18,189)	(5,986)
CMBX.NA.BB.8	MLI	USD	50,000	5.00%		10/17/57	—	(6,131)	(12,126)	(5,995)
CMBX.NA.BB.8	CSI	USD	55,000	5.00%		10/17/57	—	(6,584)	(13,339)	(6,755)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%		10/17/57	—	(11,067)	(18,189)	(7,122)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%		10/17/57	—	(9,196)	(18,189)	(8,993)
CMBX.NA.BB.8	CSI	USD	65,000	5.00%		10/17/57	—	(4,812)	(15,764)	(10,952)
CMBX.NA.BB.8	JPM	USD	65,000	5.00%		10/17/57	—	(4,812)	(15,764)	(10,952)
CMBX.NA.BB.8	GSC	USD	60,000	5.00%		10/17/57	—	(3,114)	(14,559)	(11,445)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%		10/17/57	—	(14,933)	(27,890)	(12,957)
CMBX.NA.BB.8	GSC	USD	115,000	5.00%		10/17/57	—	(13,746)	(27,890)	(14,144)
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%		10/17/57	—	(13,435)	(27,890)	(14,455)
CMBX.NA.BB.8	MSC	USD	120,000	5.00%		10/17/57	—	(14,004)	(29,103)	(15,099)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%		10/17/57	—	(11,411)	(26,693)	(15,282)
CMBX.NA.BB.8	UBS	USD	125,000	5.00%		10/17/57	—	(14,608)	(30,315)	(15,707)
CMBX.NA.BB.8	BCLY	USD	135,000	5.00%		10/17/57	—	(16,233)	(32,760)	(16,527)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%		10/17/57	—	(15,993)	(32,759)	(16,766)
CMBX.NA.BB.8	MLI	USD	130,000	5.00%		10/17/57	—	(12,095)	(31,528)	(19,433)
CMBX.NA.BB.8	BCLY	USD	105,000	5.00%		10/17/57	—	(5,635)	(25,479)	(19,844)
CMBX.NA.BB.8	CSI	USD	165,000	5.00%		10/17/57	—	(19,836)	(40,039)	(20,203)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%		10/17/57	—	(11,401)	(32,741)	(21,340)
CMBX.NA.BB.8	GSC	USD	125,000	5.00%		10/17/57	—	(6,580)	(30,333)	(23,753)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%		10/17/57	—	(10,293)	(35,166)	(24,873)
CMBX.NA.BB.8	CSI	USD	265,000	5.00%		10/17/57	—	(32,171)	(64,305)	(32,134)
CMBX.NA.BB.8	BCLY	USD	180,000	5.00%		10/17/57	—	(11,028)	(43,654)	(32,626)
CMBX.NA.BB.8	BCLY	USD	355,000	5.00%		10/17/57	—	(40,403)	(86,095)	(45,692)
CMBX.NA.BB.9	GSC	USD	55,000	5.00%		09/15/58	—	(15,564)	(15,827)	(263)
CMBX.NA.BB.9	GSC	USD	55,000	5.00%		09/15/58	—	(15,430)	(15,828)	(398)
CMBX.NA.BB.9	GSC	USD	115,000	5.00%		09/15/58	—	(32,544)	(33,095)	(551)
CMBX.NA.BB.9	BOA	USD	55,000	5.00%		09/17/58	—	(15,722)	(15,843)	(121)
CMBX.NA.BB.9	BOA	USD	55,000	5.00%		09/17/58	—	(15,301)	(15,827)	(526)
CMBX.NA.BB.9	JPM	USD	60,000	5.00%		09/17/58	—	(16,692)	(17,266)	(574)
PrimeX.ARM.2	MSC	USD	246,035	4.58%		12/25/37	—	(19,241)	10,428	29,669
PrimeX.ARM.2	JPM	USD	87,025	4.58%		12/25/37	2,574	—	3,677	1,103
PrimeX.ARM.2	MSC	USD	30,727	4.58%		12/25/37	1,026	—	1,302	276

Total							$3,600	$(1,804,428)	$(2,687,314)	$(886,486)

Total traded indices							$2,036,647	$(1,814,825)	$(501,194)	$(723,016)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	1,150,000	1.00	%/0.52%	09/20/17	$—	$(79,974)	$10,462	$90,436

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Bank of America Corp.	CSI	USD	945,000	1.00	%/0.54%	12/20/17	$—	$(20,214)	$9,257	$29,471
Citigroup, Inc.	GSC	USD	1,310,000	1.00	%/0.52%	09/20/17	—	(85,299)	11,822	97,121
Citigroup, Inc.	GSC	USD	785,000	1.00	%/0.55%	12/20/17	—	(14,221)	7,577	21,798
Goldman Sachs Group, Inc.	UBS	USD	555,000	1.00	%/0.51%	09/20/17	—	(40,997)	5,105	46,102
Goldman Sachs Group, Inc.	CSI	USD	495,000	1.00	%/0.53%	12/20/17	—	(15,167)	4,943	20,110
Morgan Stanley	BCLY	USD	525,000	1.00	%/0.52%	09/20/17	—	(58,793)	4,767	63,560
Morgan Stanley	GSC	USD	520,000	1.00	%/0.54%	12/20/17	—	(26,468)	5,068	31,536
Peruvian Government International Bond	GSC	USD	245,000	1.00	%/2.10%	12/20/20	—	(9,906)	(12,056)	(2,150)
Philippines Government International Bond	BOA	USD	332,000	1.00	%/1.23%	12/20/20	76	—	(3,256)	(3,332)
Republic of China	BOA	USD	330,000	1.00	%/1.25%	12/20/20	—	(152)	(3,419)	(3,267)

Total							$76	$(351,191)	$40,270	$391,385

Total single-name issues							$76	$(351,191)	$40,270	$391,385

Total OTC contracts							$2,036,723	$(2,166,016)	$(460,924)	$(331,631)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	4,588,000	(5.00%)	12/20/20	$30,048	$(26,625)	$(56,673)
CDX.NA.IG.25	USD	4,919,000	(1.00%)	12/20/20	(21,647)	(4,388)	17,259
ITRAXX.EUR.24	EUR	547,000	1.00%	12/20/20	3,961	2,969	(992)
ITRAXX.XOV.24	EUR	1,041,000	(5.00%)	12/20/20	(81,460)	(69,280)	12,180

Total					$(69,098)	$(97,324)	$(28,226)

Total					$(69,098)	$(97,324)	$(28,226)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at January 31, 2016

Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.50% based on the notional amount of currency delivered	03/16/17	BOA	USD 453,172	CNY 3,000,000	$—	$(11,152)	$(2,838)	$8,314

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Fixed Rate equal to 3.50% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/17	BOA	CNY 3,000,000	USD 453,172	$11,152	$—	$(2,240)	$(13,392)

Total						$11,152	$(11,152)	$(5,078)	$(5,078)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

BCLY	2.15% Fixed	CPURNSA	USD	245,000	09/22/25	$—	$—	$(2,289)	$(2,289)
BCLY	2.15% Fixed	CPURNSA	USD	400,000	09/22/25	—	—	(3,732)	(3,732)
DEUT	2.16% Fixed	CPURNSA	USD	400,000	09/22/25	—	—	(3,915)	(3,915)

Total						$—	$—	$(9,936)	$(9,936)

OTC Total Return Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

iShares iBoxx $ High Yield Corporate Bond ETF	BCLY	USD	2,260,346	(1M LIBOR - 0.60%)	03/07/16	$—	$—	$(12,474)	$(12,474)
SPDR Barclays High Yield Bond	BCLY	USD	2,255,770	(1M LIBOR - 0.60%)	03/07/16	—	—	(26,183)	(26,183)

Total						$—	$—	$(38,657)	$(38,657)

Foreign Currency Contracts Outstanding at January 31, 2016

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	WEST	$1,143,681	$1,153,449	$9,768
AUD	Buy	02/29/16	CBA	676,272	681,326	5,054
AUD	Sell	02/29/16	HSBC	685,032	686,981	(1,949)
BRL	Sell	03/02/16	SCB	369,286	356,180	13,106
BRL	Sell	03/02/16	SSG	151,610	149,853	1,757
BRL	Sell	03/02/16	MSC	8,563	8,669	(106)
CAD	Buy	02/29/16	BMO	1,561,731	1,584,696	22,965
CAD	Buy	02/29/16	RBC	453,172	456,135	2,963
CAD	Sell	02/29/16	RBC	659,483	663,859	(4,376)
CAD	Sell	03/16/16	RBC	911,601	927,982	(16,381)
CHF	Buy	02/29/16	BNP	379,562	379,199	(363)
CHF	Sell	02/29/16	CSFB	1,126,921	1,117,073	9,848
CNY	Buy	07/28/16	JPM	181,050	170,953	(10,097)
CNY	Sell	07/28/16	DEUT	135,812	134,804	1,008
CNY	Sell	07/28/16	GSC	36,502	36,149	353
COP	Sell	03/16/16	SCB	66,438	66,046	392
COP	Sell	03/16/16	SCB	1,218	1,213	5
COP	Sell	03/16/16	SSG	7,015	7,038	(23)
CRC	Buy	03/16/16	CBK	28,798	28,847	49
CRC	Buy	03/16/16	CBK	13,739	13,731	(8)
CRC	Buy	03/16/16	CBK	8,804	8,780	(24)
CRC	Buy	03/16/16	CBK	53,587	53,544	(43)
CRC	Sell	03/16/16	CBK	104,470	104,903	(433)
CZK	Sell	03/16/16	CBK	195,470	192,235	3,235
EUR	Buy	03/16/16	CBK	97,805	96,530	(1,275)
EUR	Buy	03/15/17	UBS	85,997	82,466	(3,531)
EUR	Buy	03/15/17	BOA	114,591	109,955	(4,636)
EUR	Buy	03/15/17	UBS	728,177	679,518	(48,659)

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR	Sell	02/29/16	SSG	$6,259,704	$6,258,165	$1,539
EUR	Sell	02/29/16	RBS	43,363	43,362	1
EUR	Sell	02/29/16	JPM	21,679	21,680	(1)
EUR	Sell	03/16/16	CBK	303,305	299,350	3,955
EUR	Sell	03/16/16	CBA	328,594	336,226	(7,632)
EUR	Sell	03/15/17	BOA	583,903	575,061	8,842
EUR	Sell	03/15/17	BOA	106,639	104,457	2,182
EUR	Sell	03/15/17	BOA	311,771	318,868	(7,097)
GBP	Buy	02/29/16	UBS	459,038	455,983	(3,055)
GBP	Buy	03/16/16	DEUT	138,792	135,377	(3,415)
GBP	Sell	02/29/16	RBS	772,275	768,048	4,227
GBP	Sell	03/16/16	CBK	244,492	229,428	15,064
HKD	Sell	03/03/16	GSC	154,110	153,592	518
HKD	Sell	03/16/16	RBC	132,049	131,484	565
HUF	Sell	03/16/16	CBK	36,826	36,860	(34)
IDR	Buy	03/16/16	SSG	213,244	217,176	3,932
IDR	Buy	03/16/16	BCLY	1,749	1,749	—
IDR	Buy	05/18/16	GSC	139,223	152,661	13,438
IDR	Sell	03/16/16	SCB	2,636	2,662	(26)
IDR	Sell	03/16/16	SSG	1,900	1,943	(43)
IDR	Sell	03/16/16	SCB	5,232	5,324	(92)
IDR	Sell	03/16/16	BOA	415,054	429,278	(14,224)
IDR	Sell	05/18/16	BCLY	75,234	77,076	(1,842)
IDR	Sell	05/18/16	JPM	73,575	75,585	(2,010)
JPY	Buy	02/29/16	DEUT	226,869	227,276	407
JPY	Buy	02/29/16	SSG	226,895	227,285	390
JPY	Sell	02/29/16	BNP	684,772	669,828	14,944
JPY	Sell	02/29/16	HSBC	684,441	669,829	14,612
JPY	Sell	02/29/16	DEUT	229,508	225,036	4,472
MXN	Buy	03/16/16	RBC	3,230	3,297	67
MXN	Sell	03/16/16	RBC	329,571	311,166	18,405
MYR	Sell	03/16/16	SCB	2,353	2,399	(46)
MYR	Sell	03/16/16	CSFB	7,975	8,156	(181)
MYR	Sell	03/16/16	SCB	15,724	16,071	(347)
MYR	Sell	03/16/16	JPM	45,972	47,014	(1,042)
MYR	Sell	03/16/16	CBK	84,863	87,072	(2,209)
PEN	Buy	03/16/16	SCB	25,754	25,190	(564)
PEN	Sell	03/16/16	SCB	251,057	246,459	4,598
PLN	Sell	03/16/16	BOA	108,879	105,798	3,081
RON	Sell	03/16/16	JPM	40,100	39,249	851
RUB	Buy	03/16/16	UBS	159,409	160,936	1,527
RUB	Sell	03/16/16	CBK	244,551	225,807	18,744
RUB	Sell	03/16/16	JPM	153,264	144,385	8,879
RUB	Sell	03/16/16	JPM	3,094	3,140	(46)
RUB	Sell	03/16/16	HSBC	139,577	145,169	(5,592)
THB	Sell	03/16/16	SCB	822	838	(16)
THB	Sell	03/16/16	CBK	117,671	119,067	(1,396)
TRY	Sell	03/16/16	BCLY	135,303	135,280	23
UYU	Sell	03/03/16	HSBC	454,766	447,897	6,869
UYU	Sell	03/03/16	HSBC	14,421	14,500	(79)
UYU	Sell	03/16/16	HSBC	42,289	41,530	759
UYU	Sell	03/16/16	HSBC	61,192	60,565	627
UYU	Sell	03/16/16	HSBC	70,935	70,971	(36)
ZAR	Sell	03/16/16	BCLY	190,145	184,064	6,081
ZAR	Sell	03/16/16	UBS	68,767	67,823	944
ZAR	Sell	03/16/16	JPM	64,982	68,010	(3,028)

Total						$85,089

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$31,593,276	$—	$31,593,276	$—
Corporate Bonds	18,771,271	—	18,771,271	—
Foreign Government Obligations	4,769,257	—	4,769,257	—
Municipal Bonds	935,803	—	935,803	—
Senior Floating Rate Interests	14,792,526	—	14,792,526	—
U.S. Government Agencies	37,779,486	—	37,779,486	—
U.S. Government Securities	3,729,563	—	3,729,563	—
Short-Term Investments	2,215,363	2,215,363	—	—
Purchased Options	45,047	—	45,047	—
Foreign Currency Contracts(2)	231,046	—	231,046	—
Futures Contracts(2)	6,345	6,345	—	—
Swaps - Credit Default(2)	824,899	—	824,899	—
Swaps - Cross Currency(2)	8,314	—	8,314	—

Total	$115,702,196	$2,221,708	$113,480,488	$—

Liabilities
Foreign Currency Contracts(2)	$(145,957)	$—	$(145,957)	$—
Futures Contracts(2)	(449,371)	(449,371)	—	—
Swaps - Credit Default(2)	(1,184,756)	—	(1,184,756)	—
Swaps - Cross Currency(2)	(13,392)	—	(13,392)	—
Swaps - Interest Rate(2)	(9,936)	—	(9,936)	—
Swaps - Total Return(2)	(38,657)	—	(38,657)	—
TBA Sale Commitments	(2,348,089)	—	(2,348,089)	—
Written Options	(141,236)	—	(141,236)	—

Total	$(4,331,394)	$(449,371)	$(3,882,023)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total

Beginning balance	$204,262	$204,262
Purchases	-	-
Sales	-	-
Accrued discounts/(premiums)	-	-
Total realized gain/(loss)	-	-
Net change in unrealized appreciation/depreciation	474	474
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	(204,736)	(204,736)

Ending balance	$-	$-

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford World Bond Fund

  Schedule of Investments

  January 31, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 15.0%
	Bermuda - 0.0%
$ 445,500	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	$444,660

	Cayman Islands - 3.1%
5,000,000	A Voce CLO Ltd. 2.08%, 07/15/2026(1)(2)	4,898,000
4,615,000	American Money Management Corp. 2.07%, 07/27/2026(1)(2)	4,555,928
	Apidos CLO
2,900,000	1.72%, 04/15/2025(1)(2)	2,842,580
3,380,000	2.03%, 07/22/2026(1)(2)	3,332,004
3,840,000	2.07%, 01/19/2025(1)(2)	3,797,376
	Ares CLO Ltd.
2,085,502	1.47%, 04/20/2023(1)(2)	2,074,240
3,845,000	2.14%, 04/17/2026(1)(2)	3,811,548
2,725,000	Babson CLO Ltd. 1.72%, 04/20/2025(1)(2)	2,668,320
	Carlyle Global Market Strategies Ltd.
3,390,000	1.74%, 07/15/2025(1)(2)	3,319,827
875,000	1.77%, 04/18/2025(1)(2)	860,125
	Cent CLO Ltd.
2,335,000	1.82%, 11/07/2026(1)(2)	2,310,016
3,970,000	2.10%, 01/25/2026(1)(2)	3,902,113
2,780,000	2.11%, 07/27/2026(1)(2)	2,745,528
4,555,000	CIFC Funding Ltd. 2.12%, 04/18/2025(1)(2)	4,504,895
	Dryden Senior Loan Fund
3,990,000	1.97%, 04/18/2026(1)(2)	3,934,140
7,900,000	2.10%, 07/15/2026(1)(2)	7,837,590
2,455,000	Eaton Vance CLO Ltd. 2.07%, 07/15/2026(1)(2)	2,414,247
250,000	Galaxy CLO Ltd. 2.17%, 01/24/2027(1)(2)	247,325
4,130,000	Limerock CLO 2.12%, 04/18/2026(1)(2)	4,088,700
	Madison Park Funding Ltd.
3,735,000	1.90%, 10/23/2025(1)(2)	3,680,842
2,390,000	2.07%, 01/19/2025(1)(2)	2,360,603
3,760,000	2.12%, 07/20/2026(1)(2)	3,729,168
	Neuberger Berman CLO Ltd.
4,245,000	1.80%, 08/04/2025(1)(2)	4,198,729
3,030,000	2.09%, 04/15/2026(1)(2)	3,000,003
650,000	Oaktree EIF II Ltd. 1.91%, 02/15/2026(1)(2)	643,890
4,455,000	OCP CLO Ltd. 2.15%, 04/17/2027(1)(2)	4,402,431
	OZLM Funding Ltd.
3,880,000	2.12%, 01/17/2026(1)(2)	3,847,408
11,510,000	2.17%, 04/17/2026(1)(2)	11,419,071
500,000	Race Point CLO Ltd. 2.13%, 04/15/2027(1)(2)	491,900
1,555,000	Seneca Park CLO Ltd. 2.10%, 07/17/2026(1)(2)	1,544,426
2,435,000	Sheridan Square CLO Ltd. 1.79%, 04/15/2025(1)(2)	2,391,414
1,725,000	Voya CLO Ltd. 2.07%, 07/17/2026(1)(2)	1,707,233

		107,561,620

	United Kingdom - 0.0%
GBP 425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037(3)	760,006

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	United States - 11.9%
	Adjustable Rate Mortgage Trust
$ 750,602	0.70%, 11/25/2035(2)	$682,509
232,948	0.93%, 01/25/2036(2)	201,185
975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	980,726
	Alternative Loan Trust
859,605	0.70%, 01/25/2036(2)	726,549
512,039	0.74%, 11/25/2035(2)	421,950
681,385	0.83%, 10/25/2036(2)	473,799
558,327	0.93%, 12/25/2035(2)	386,313
884,644	5.50%, 12/25/2035	770,563
959,281	5.75%, 05/25/2036	800,722
455,005	6.00%, 05/25/2036	386,183
725,280	6.50%, 08/25/2037	495,744
	American Credit Acceptance Receivables Trust
312,317	1.33%, 07/10/2018(1)	311,803
1,915,000	3.96%, 05/15/2019(1)	1,921,937
	American Home Mortgage Assets Trust
127,981	0.55%, 03/25/2047(2)	92,588
1,067,959	0.62%, 09/25/2046(2)	734,077
733,331	0.62%, 10/25/2046(2)	504,918
578,310	1.23%, 10/25/2046(2)	409,988
	AmeriCredit Automobile Receivables Trust
465,000	1.69%, 11/08/2018	465,946
1,780,000	2.35%, 12/10/2018	1,791,959
1,541,116	Banc of America Commercial Mortgage Trust 5.49%, 02/10/2051	1,598,571
	Banc of America Funding Trust
1,897,540	0.66%, 02/20/2047(2)(4)	1,543,039
328,393	5.77%, 05/25/2037(2)	293,297
414,629	5.85%, 01/25/2037(4)	344,181
740,758	6.05%, 10/25/2036(4)	615,540
1,886,204	Banc of America Mortgage 2005-H Trust 2.85%, 09/25/2035(2)	1,724,599
1,196,668	Banc of America Mortgage Trust 2.75%, 07/25/2033(2)	1,194,686
	Bear Stearns Adjustable Rate Mortgage Trust
1,848,676	2.48%, 08/25/2035(2)	1,849,061
1,484,520	2.79%, 10/25/2035(2)	1,469,836
1,297,602	2.85%, 07/25/2036(2)	1,112,482
1,245,054	4.72%, 06/25/2047(2)	1,104,054
	Bear Stearns Alt-A Trust
660,416	0.75%, 08/25/2036(2)	487,227
1,980,244	0.93%, 01/25/2036(2)	1,577,560
737,982	2.94%, 09/25/2035(2)	674,894
	Bear Stearns Mortgage Funding Trust
2,058,014	0.61%, 10/25/2036(2)	1,699,212
590,476	0.63%, 02/25/2037(2)	455,073
	Cabela’s Master Credit Card Trust
1,805,000	1.08%, 08/16/2021(1)(2)	1,799,896
1,790,000	2.25%, 07/17/2023	1,818,268
555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	557,173
	CarMax Auto Owner Trust
2,410,000	1.88%, 11/15/2019	2,423,347
1,120,000	1.93%, 11/15/2019	1,118,859
1,745,000	2.08%, 01/15/2020	1,752,757
118,288	CD Mortgage Trust 5.89%, 11/15/2044(2)	123,909
1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,074,592
3,012,897	Chase Mortgage Finance Trust 2.68%, 12/25/2035(2)	2,784,253
227,586	ChaseFlex Trust 5.50%, 06/25/2035	203,293
	CHL Mortgage Pass-Through Trust
1,602,224	1.11%, 03/25/2035(2)	1,292,246
2,664,319	2.51%, 06/20/2035(2)	2,558,095

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 674,371	2.63%, 03/20/2036(2)	$595,349
2,110,147	2.63%, 04/25/2037(2)	1,976,421
2,145,000	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019(1)	2,141,176
	Citigroup Commercial Mortgage Trust
2,320,000	2.18%, 06/15/2033(1)(2)	2,243,962
365,000	3.62%, 07/10/2047	380,135
770,000	4.56%, 03/10/2047(1)(2)	566,654
591,177	Citigroup Mortgage Loan Trust 2.73%, 07/25/2036(2)	406,750
1,175,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,185,957
3,566,340	Commercial Mortgage Loan Trust 6.25%, 12/10/2049(2)	3,687,595
	Commercial Mortgage Pass-Through Certificates
34,700,529	1.01%, 02/10/2047(2)(5)	1,383,340
1,080,000	4.24%, 02/10/2047	1,175,207
1,795,000	4.75%, 10/15/2045(1)(2)	1,450,629
	Commercial Mortgage Trust
2,605,000	2.85%, 10/15/2045	2,631,820
1,590,000	3.10%, 03/10/2046	1,618,235
2,415,000	3.46%, 08/10/2055	1,648,380
2,625,000	3.53%, 12/10/2047	2,699,285
465,000	3.61%, 06/10/2046(2)	487,493
1,785,000	3.61%, 10/10/2048	1,839,085
2,320,000	3.63%, 10/10/2048	2,383,800
2,140,000	4.02%, 07/10/2045	2,303,078
2,950,000	4.05%, 04/10/2047	3,156,073
1,280,000	4.07%, 02/10/2047(2)	1,376,822
1,885,000	4.73%, 10/15/2045(1)(2)	1,590,789
619,927	5.44%, 03/10/2039	634,693
319,909	5.74%, 12/10/2049	333,186
56,325	6.05%, 07/10/2038(2)	56,514
	Community or Commercial Mortgage Trust
3,575,000	3.69%, 08/10/2047	3,691,961
1,880,000	4.37%, 07/10/2045(2)	2,055,150
	Connecticut Avenue Securities
1,991,246	2.43%, 10/25/2023(2)	2,006,884
6,685,000	3.03%, 05/25/2024(2)	5,653,740
4,945,000	3.43%, 07/25/2024(2)	4,343,464
1,670,000	4.43%, 05/25/2025(2)	1,533,612
1,695,000	5.33%, 11/25/2024(2)	1,646,387
1,225,000	5.43%, 07/25/2025(2)	1,172,807
	Countrywide Alternative Loan Trust
742,579	0.57%, 04/25/2047(2)	622,464
936,776	1.23%, 12/25/2035(2)	773,557
	Countrywide Home Loans, Inc.
1,396,114	2.62%, 11/20/2035(2)	1,244,308
880,378	2.73%, 09/25/2047(2)	787,838
	CPS Auto Receivables Trust
809,865	1.64%, 04/16/2018(1)	809,456
28,224	2.78%, 06/17/2019(1)	28,281
420,457	CPS Auto Trust 1.94%, 03/16/2020(1)	416,233
82,031	Credit Acceptance Automotive Loan Trust 1.21%, 10/15/2020(1)	82,010
	Credit Suisse Commercial Mortgage Trust
847,402	5.75%, 03/25/2036	784,681
70,000	6.27%, 02/15/2041(2)	73,681
48,665	CS First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	44,110
	CSAIL Commercial Mortgage Trust
54,439,746	1.04%, 06/15/2057(2)(5)	3,141,152
15,076,162	1.11%, 04/15/2050(2)(5)	938,738
3,560,000	3.81%, 11/15/2048	3,717,210
2,844,276	CSMC Trust 3.50%, 08/25/2043(1)(2)	2,881,052

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 908,138	DB Master Finance LLC 3.26%, 02/20/2045(1)	$901,236
1,457,817	DBUBS Mortgage Trust 1.29%, 11/10/2046(1)(2)(5)	33,582
1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,806,843
	DSLA Mortgage Loan Trust
169,143	0.79%, 01/19/2045(2)	144,896
2,458,835	1.18%, 03/19/2046(2)	1,776,252
1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019(1)	1,690,964
	Enterprise Fleet Financing LLC
426,183	0.93%, 04/20/2018(1)	425,907
2,010,000	1.51%, 03/20/2019(1)	2,008,674
1,500,000	2.09%, 02/22/2021(1)	1,488,359
1,250,683	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	1,247,112
	First Investors Automotive Owner Trust
50,011	0.90%, 10/15/2018(1)	49,990
1,637,228	1.49%, 01/15/2020(1)	1,636,477
500,000	Ford Credit Floorplan Master Owner Trust A 1.69%, 09/15/2019	502,161
	FREMF Mortgage Trust
1,195,000	3.51%, 07/25/2022(1)(2)	1,066,306
1,190,000	3.85%, 10/25/2048(1)(2)	1,083,733
825,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	839,825
	GMAC Mortgage Corp. Loan Trust
530,541	3.07%, 09/19/2035(2)	488,642
888,152	3.13%, 04/19/2036(2)	799,421
1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020(1)	1,260,744
	Green Tree Agency Advance Funding Trust I
975,000	3.10%, 10/15/2048(1)	973,742
1,705,000	3.19%, 10/15/2046(1)	1,702,153
	GreenPoint Mortgage Funding Trust
632,359	0.58%, 02/25/2037(2)(4)	522,437
591,939	0.69%, 10/25/2045(2)	510,247
	GS Mortgage Securities Trust
3,750,000	3.27%, 11/10/2048	2,616,556
2,470,000	3.38%, 05/10/2045	2,581,023
5,500,000	3.38%, 05/10/2050	5,581,841
2,330,000	3.58%, 06/10/2047(1)	1,551,064
615,000	3.67%, 04/10/2047(1)	448,181
1,742,000	3.72%, 01/10/2047(1)	1,012,292
3,375,000	4.07%, 01/10/2047	3,625,186
2,650,000	4.66%, 11/10/2047(1)(2)	1,991,599
1,300,000	5.03%, 04/10/2047(1)(2)	1,013,877
	GSAA Home Equity Trust
710,602	0.48%, 12/25/2046(2)	452,753
3,314,205	0.50%, 12/25/2046(2)	1,669,067
1,679,556	0.51%, 02/25/2037(2)	877,045
2,672,789	0.53%, 03/25/2037(2)	1,374,312
2,581,477	0.55%, 05/25/2047(2)	1,803,785
1,319,117	0.61%, 11/25/2036(2)	673,854
1,122,895	0.65%, 05/25/2047(2)	792,030
1,835,565	0.66%, 04/25/2047(2)	1,140,974
1,956,876	0.75%, 04/25/2047(2)	1,226,757
740,882	5.88%, 09/25/2036(4)	401,114
570,226	5.99%, 06/25/2036(2)	300,864
	GSR Mortgage Loan Trust
1,817,572	2.76%, 10/25/2035(2)	1,602,667
298,132	2.87%, 05/25/2037(2)	243,673
899,316	2.91%, 07/25/2035(2)	877,236
4,546,482	3.20%, 01/25/2036(2)	4,183,370
	HarborView Mortgage Loan Trust
1,858,987	0.62%, 01/19/2038(2)	1,510,451

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,958,545	0.67%, 12/19/2036(2)	$2,042,460
226,211	0.76%, 09/19/2035(2)	176,886
1,908,306	1.13%, 01/19/2035(2)	1,273,901
506,405	1.43%, 10/25/2037(2)	432,697
888,580	Hilton USA Trust 3.18%, 11/05/2030(1)(2)	885,412
1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,064,887
540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	539,912
736,265	Impac CMB Trust 1.23%, 10/25/2034(2)	699,741
	IndyMac INDA Mortgage Loan Trust
1,392,720	2.89%, 12/25/2036(2)	1,222,501
342,552	2.89%, 09/25/2036(2)	288,545
	IndyMac Index Mortgage Loan Trust
1,647,759	0.63%, 10/25/2036(2)	1,323,906
85,752	0.67%, 07/25/2035(2)	74,519
800,473	0.71%, 07/25/2035(2)	655,022
1,595,649	0.83%, 07/25/2046(2)	889,178
506,063	2.68%, 08/25/2035(2)	400,647
1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	1,221,476
	JP Morgan Chase Commercial Mortgage Securities Trust
4,833,259	1.92%, 02/12/2051(2)	4,747,368
3,059,000	2.73%, 10/15/2045(1)(2)	2,129,492
950,000	2.83%, 10/15/2045	957,788
700,000	4.00%, 08/15/2046(1)(2)	579,543
2,825,000	4.17%, 08/15/2046	3,060,683
1,910,000	4.81%, 10/15/2045(1)(2)	1,791,824
4,504,682	5.89%, 02/12/2049(2)	4,641,723
	JP Morgan Mortgage Trust
1,068,054	2.55%, 11/25/2035(2)	991,247
1,691,260	2.70%, 05/25/2036(2)	1,528,462
3,062,071	2.75%, 02/25/2035(2)	3,102,785
365,013	2.80%, 10/25/2036(2)	341,755
2,197,887	3.00%, 09/25/2044(1)	2,219,689
250,228	6.00%, 01/25/2037	211,023
2,087,643	JP Morgan Mortgage Trust 2006-A5 2.60%, 08/25/2036(2)	1,805,742
	JPMBB Commercial Mortgage Securities Trust
70,063,672	1.02%, 09/15/2047(2)(5)	3,026,800
1,785,000	3.60%, 11/15/2048	1,839,978
845,000	3.78%, 08/15/2047	886,053
2,340,000	3.88%, 10/15/2048(1)(2)	1,648,133
251,743	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	257,312
	Lehman XS Trust
791,454	0.62%, 11/25/2046(2)	617,310
1,078,022	1.28%, 09/25/2047(2)	873,921
1,597,294	Long Beach Mortgage Loan Trust 1.05%, 08/25/2033(2)	1,417,658
	LSTAR Securities Investment Trust
1,047,599	2.42%, 03/01/2020(1)(2)	1,029,895
2,903,985	2.43%, 01/01/2020(1)(2)	2,846,195
2,613,704	2.43%, 04/01/2020(1)(2)	2,574,498
3,376,675	2.43%, 05/01/2020(1)(2)	3,305,090
1,407,285	2.43%, 08/01/2020(1)(2)	1,375,903
3,336,012	2.43%, 12/01/2021(1)(2)	3,273,962
1,730,226	3.53%, 09/01/2021(1)(2)	1,724,862
889,606	Luminent Mortgage Trust 0.69%, 11/25/2035(2)	799,088
1,056,521	MASTR Adjustable Rate Mortgages Trust 0.67%, 05/25/2037(2)	662,261
	Merrill Lynch Mortgage Investors Trust
5,177,093	2.27%, 12/25/2034(2)	5,184,045
160,339	2.29%, 05/25/2033(2)	154,778

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,181,549	2.72%, 07/25/2035(2)	$936,480
1,850,463	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.58%, 06/25/2036(2)	1,624,084
	Morgan Stanley Bank of America Merrill Lynch Trust
13,305,784	1.28%, 10/15/2048(2)(5)	1,029,868
1,480,000	2.92%, 02/15/2046	1,494,159
3,840,000	3.06%, 10/15/2048(1)	2,528,256
2,090,000	3.13%, 12/15/2048	2,135,048
2,930,000	4.22%, 07/15/2046(2)	3,181,127
1,505,000	4.50%, 08/15/2045(1)	1,192,192
	Morgan Stanley Capital I Trust
2,990,449	3.24%, 03/15/2045	3,100,830
1,555,000	5.35%, 07/15/2049(1)(2)	1,267,399
1,404,438	5.57%, 12/15/2044	1,465,675
100,000	5.61%, 09/15/2047(1)(2)	110,160
48,837	5.82%, 06/11/2042(2)	50,844
551,419	6.46%, 01/11/2043(2)	588,494
2,728,000	6.46%, 01/11/2043(1)(2)	2,803,950
	Morgan Stanley Mortgage Loan Trust
1,869,673	0.60%, 11/25/2036(2)	827,426
588,792	2.42%, 06/25/2037(2)	385,994
219,646	2.77%, 05/25/2036(2)	157,199
915,759	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	940,550
	Nationstar HECM Loan Trust
1,198,511	2.88%, 11/25/2025(1)	1,197,672
1,431,206	3.84%, 05/25/2018(1)	1,427,628
	New Residential Advance Receivables Trust
3,525,000	2.32%, 08/15/2046(1)	3,532,090
2,755,000	3.20%, 11/15/2047(1)	2,757,368
1,288,927	Newstar Commercial Lease Funding LLC 3.27%, 04/15/2019(1)	1,285,114
935,310	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.72%, 06/25/2036(2)	697,177
3,220,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	3,219,034
	Ocwen Master Advance Receivables Trust
3,905,000	3.21%, 11/15/2047(1)	3,913,263
1,715,000	3.52%, 09/17/2046(1)	1,712,165
492,734	Prime Mortgage Trust 5.50%, 06/25/2036	462,019
839,214	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	765,902
3,340,567	Renaissance Home Equity Loan Trust 0.95%, 03/25/2034(2)	3,191,611
	Residential Accredit Loans, Inc.
879,023	0.73%, 04/25/2036(2)	593,969
904,932	1.09%, 09/25/2046(2)	633,347
2,079,375	1.53%, 11/25/2037(2)	1,300,539
258,971	6.25%, 01/25/2037	211,908
532,010	Residential Asset Securitization Trust 0.88%, 03/25/2035(2)	431,156
	Residential Funding Mortgage Securities, Inc.
3,400,344	2.88%, 08/25/2035(2)	2,547,226
733,659	3.17%, 04/25/2037(2)	619,650
157,851	5.75%, 01/25/2036	128,752
212,298	6.00%, 04/25/2037	187,862
278,557	6.00%, 07/25/2037	252,136
	Sequoia Mortgage Trust
2,298,780	1.09%, 06/20/2033(2)	2,183,433
766,515	4.83%, 07/20/2037(2)	682,702
	SFAVE Commercial Mortgage Securities Trust
1,935,000	3.87%, 01/05/2035(1)(2)	1,925,918
3,665,000	4.14%, 01/05/2035(1)(2)	3,325,844
2,416,637	Skopos Auto Receivables Trust 3.55%, 02/15/2020(1)	2,414,931

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,799,241	Social Professional Loan Program 2.72%, 10/27/2036(1)	$1,790,425
1,678,521	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	1,677,859
	Springleaf Funding Trust
1,790,000	2.41%, 12/15/2022(1)	1,786,057
2,205,000	3.16%, 11/15/2024(1)	2,187,293
3,215,000	3.48%, 05/15/2028(1)	3,215,056
	Springleaf Mortgage Loan Trust
1,650,463	1.78%, 12/25/2065(1)(2)	1,651,024
3,065,000	2.31%, 06/25/2058(1)(2)	3,065,501
1,725,000	3.14%, 06/25/2058(1)(2)	1,724,881
920,000	3.52%, 12/25/2065(1)(2)	925,131
2,770,000	3.79%, 09/25/2057(1)(2)	2,795,581
	Structured Adjustable Rate Mortgage Loan Trust
1,013,222	0.73%, 09/25/2034(2)	873,006
2,071,708	2.66%, 06/25/2035(2)	1,803,762
624,144	Structured Asset Mortgage Investments II Trust 0.66%, 02/25/2036(2)	480,771
1,512,902	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,459,326
344,062	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs 2.79%, 11/25/2033(2)	337,824
917,292	TAL Advantage LLC 2.83%, 02/22/2038(1)	895,598
1,944,272	Terwin Mortgage Trust 1.37%, 12/25/2034(2)	1,890,740
1,306,472	Thornburg Mortgage Securities Trust 2.29%, 04/25/2045(2)	1,290,313
	Towd Point Mortgage Trust
3,910,197	2.75%, 04/25/2055(1)(2)	3,891,945
1,267,503	2.75%, 05/25/2055(1)(2)	1,261,419
2,218,352	3.00%, 03/25/2054(1)(2)	2,219,018
	UBS-Barclays Commercial Mortgage Trust
5,950,000	3.19%, 03/10/2046	6,079,486
1,095,000	4.23%, 03/10/2046(1)(2)	860,312
	WaMu Mortgage Pass-Through Certificates Trust
1,050,550	0.85%, 06/25/2044(2)	944,164
2,425,090	0.85%, 07/25/2044(2)	2,326,892
271,644	1.08%, 12/25/2046(2)	209,015
2,069,267	1.98%, 01/25/2037(2)	1,753,882
921,375	2.15%, 11/25/2046(2)	821,652
2,125,399	2.20%, 06/25/2037(2)	1,833,441
2,539,732	2.44%, 10/25/2036(2)	2,234,278
973,524	4.28%, 08/25/2036(2)	862,233
2,597,850	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.52%, 02/25/2037(2)	1,667,769
	Wells Fargo Commercial Mortgage Trust
2,845,000	2.88%, 05/15/2048(1)(2)	1,728,119
3,900,000	2.92%, 10/15/2045	3,958,894
1,890,000	3.36%, 09/15/2058(1)	1,175,013
375,000	4.24%, 05/15/2048(2)	280,380
	Wells Fargo Mortgage Backed Securities Trust
1,745,000	2.74%, 10/25/2035(2)	1,667,778
409,913	2.74%, 10/25/2036(2)	376,219
735,588	2.77%, 12/28/2037(2)	674,993
	Westlake Automobile Receivables Trust
1,547,317	1.17%, 03/15/2018(1)	1,545,251
3,440,000	2.45%, 01/15/2021(1)	3,415,966
1,765,000	3.29%, 09/15/2021(1)	1,764,647
1,830,000	4.40%, 05/17/2021(1)	1,832,895
	WF-RBS Commercial Mortgage Trust
15,628,511	1.60%, 03/15/2047(2)(5)	1,117,260
915,000	3.07%, 03/15/2045	931,081
1,825,000	3.63%, 11/15/2047	1,891,042
2,405,000	4.00%, 05/15/2047	2,567,593
395,160	4.10%, 03/15/2047	424,781

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 830,000	4.90%, 06/15/2044(1)(2)	$926,748
515,000	5.00%, 06/15/2044(1)(2)	472,567
810,000	5.00%, 04/15/2045(1)(2)	616,180
935,000	5.75%, 04/15/2045(1)(2)	942,390
535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	535,624

		417,601,719

	Total Asset & Commercial Mortgage Backed Securities (cost $532,591,383)	526,368,005

Corporate Bonds - 10.2%
	Canada - 0.1%
	MEG Energy Corp.
1,130,000	6.38%, 01/30/2023(1)	578,447
820,000	7.00%, 03/31/2024(1)	428,450
1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017(1)	1,309,750
2,740,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	1,733,050

		4,049,697

	France - 0.1%
EUR 4,247,000	Banque PSA Finance S.A. 4.25%, 02/25/2016(3)	4,609,702

	Ireland - 0.3%
	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
$ 2,190,000	4.25%, 07/01/2020	2,129,775
4,300,000	4.50%, 05/15/2021	4,214,000
535,000	4.63%, 10/30/2020	526,975
1,495,000	4.63%, 07/01/2022	1,453,887
EUR 850,000	Ardagh Packaging Finance plc 9.25%, 10/15/2020(3)	953,494
$ 2,060,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 9.13%, 10/15/2020(1)	2,072,875

		11,351,006

	Italy - 0.1%
EUR 1,300,000	Intesa Sanpaolo S.p.A. 9.50%, 06/01/2016(2)(3)(6)	1,432,584

	Japan - 0.0%
$ 1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,224,613

	Luxembourg - 0.5%
EUR 1,185,000	Altice Financing S.A. 6.50%, 01/15/2022(3)	1,330,374
531,906	Ardagh Finance Holdings S.A. 8.38%, 06/15/2019(1)(7)	547,403
$ 7,800,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 5.63%, 12/15/2016(1)	7,702,500
	Wind Acquisition Finance S.A.
EUR 3,525,000	3.86%, 07/15/2020(1)(2)	3,713,621
1,160,000	4.00%, 07/15/2020(1)	1,228,354
3,700,000	7.00%, 04/23/2021(3)	3,877,945

		18,400,197

	Mexico - 0.1%
	Cemex S.A.B. de C.V.
$ 2,500,000	5.88%, 03/25/2019(3)	2,366,750
2,245,000	6.13%, 05/05/2025(1)	1,921,608

		4,288,358

	Netherlands - 0.4%
EUR 5,500,000	Achmea B.V. 4.25%, 02/04/2025(2)(3)(6)	5,221,671
$ 200,000	AerCap Aviation Solutions B.V. 6.38%, 05/30/2017	204,500

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 4,000,000	Cimpress N.V. 7.00%, 04/01/2022(1)	$3,790,000
555,000	ING Groep N.V. 6.00%, 04/16/2020(2)(6)	538,003
	NXP B.V. / NXP Funding LLC
440,000	3.75%, 06/01/2018(1)	442,860
5,035,000	4.13%, 06/15/2020(1)	5,009,825

		15,206,859

	Spain - 0.3%
	Banco Bilbao Vizcaya Argentaria S.A.
EUR 1,600,000	7.00%, 02/19/2019(2)(3)(6)	1,630,667
$ 2,800,000	9.00%, 05/09/2018(2)(3)(6)	2,926,000
EUR 3,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(6)	2,989,909
3,390,000	NH Hotel Group S.A. 6.88%, 11/15/2019(1)	3,988,214

		11,534,790

	Switzerland - 0.2%
2,140,000	Credit Suisse AG 5.75%, 09/18/2025(2)(3)	2,486,024
$ 3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(6)	3,192,063

		5,678,087

	United Kingdom - 1.4%
	Barclays Bank plc
2,180,000	0.75%, 03/14/2016(2)(6)	1,292,740
GBP 550,000	14.00%, 06/15/2019(2)(3)(6)	993,725
	Barclays plc
$ 10,945,000	4.38%, 09/11/2024	10,667,654
3,495,000	8.25%, 12/15/2018(2)(6)	3,660,666
2,620,000	HSBC Bank plc 0.81%, 03/31/2016(2)(6)	1,545,800
EUR 1,590,000	Ineos Finance plc 4.00%, 05/01/2023(1)	1,610,489
	Lloyds Banking Group plc
650,000	6.38%, 06/27/2020(2)(3)(6)	723,509
GBP 1,550,000	7.00%, 06/27/2019(2)(3)(6)	2,167,598
	National Westminster Bank plc
$ 1,270,000	1.13%, 07/11/2016(2)(6)	765,175
EUR 725,000	2.02%, 04/05/2016(2)(6)	746,249
GBP 1,050,000	Nationwide Building Society 6.88%, 06/20/2019(2)(3)(6)	1,454,925
$ 1,935,000	Paragon Offshore plc 6.75%, 07/15/2022(1)	246,713
	Royal Bank of Scotland Group plc
4,885,000	6.00%, 12/19/2023	5,179,580
1,770,000	7.50%, 08/10/2020(2)(6)	1,800,975
350,000	8.00%, 08/10/2025(2)(6)	359,187
2,075,000	9.50%, 03/16/2022(2)(3)	2,209,219
	Tullow Oil plc
545,000	6.00%, 11/01/2020(1)	346,075
1,745,000	6.25%, 04/15/2022(1)	1,094,987
	Virgin Media Finance plc
EUR 3,600,000	4.50%, 01/15/2025(3)	3,685,388
$ 1,790,000	5.75%, 01/15/2025(1)	1,772,100
	Virgin Media Secured Finance plc
2,755,000	5.25%, 01/15/2026(1)	2,727,450
GBP 1,225,000	5.50%, 01/15/2021	1,870,305
EUR 810,000	Worldpay Finance plc 3.75%, 11/15/2022(1)	882,835

		47,803,344

	United States - 6.7%
$ 7,145,000	Activision Blizzard, Inc. 6.13%, 09/15/2023(1)	7,645,150

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,990,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	$2,040,675
	AK Steel Corp.
585,000	7.63%, 05/15/2020	222,300
955,000	7.63%, 10/01/2021	346,188
440,000	8.38%, 04/01/2022	145,200
517,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022(1)	540,265
	Alcatel-Lucent USA, Inc.
3,525,000	4.63%, 07/01/2017(1)	3,674,812
2,815,000	6.45%, 03/15/2029	2,913,525
371,000	6.75%, 11/15/2020(1)	398,825
	Alere, Inc.
2,770,000	6.38%, 07/01/2023(1)	2,617,650
1,970,000	6.50%, 06/15/2020	1,920,750
1,050,000	7.25%, 07/01/2018	1,085,438
	Ally Financial, Inc.
6,125,000	3.25%, 02/13/2018	6,013,984
1,550,000	3.75%, 11/18/2019	1,513,187
1,580,000	8.00%, 12/31/2018	1,724,175
	American Builders & Contractors Supply Co., Inc.
220,000	5.63%, 04/15/2021(1)	224,400
680,000	5.75%, 12/15/2023(1)	693,600
575,000	Amsurg Corp. 5.63%, 07/15/2022	577,156
4,465,000	Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	4,525,219
	Antero Resources Corp.
380,000	5.38%, 11/01/2021	322,050
980,000	5.63%, 06/01/2023(1)	813,400
1,505,000	Aramark Services, Inc. 5.75%, 03/15/2020	1,561,475
635,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	639,763
800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022(1)	816,000
3,250,000	Audatex North America, Inc. 6.13%, 11/01/2023(1)	3,274,375
5,890,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(1)	5,330,450
EUR 1,800,000	Bank of America Corp. 0.54%, 05/23/2017(2)	1,943,116
$ 1,250,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	934,375
1,930,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(1)	1,806,962
1,300,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.38%, 06/01/2020	1,352,000
	CCO Safari II LLC
1,225,000	4.91%, 07/23/2025(1)	1,226,214
720,000	6.83%, 10/23/2055(1)	716,837
	CDW LLC / CDW Finance Corp.
1,360,000	5.00%, 09/01/2023	1,373,600
925,000	6.00%, 08/15/2022	972,406
280,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	242,200
3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(1)	3,744,219
1,150,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	287,500
	CIT Group, Inc.
30,000	5.00%, 05/15/2017	30,638
65,000	5.25%, 03/15/2018	67,153
525,000	5.50%, 02/15/2019(1)	542,063
	CNH Industrial Capital LLC
2,885,000	3.63%, 04/15/2018	2,798,450
3,845,000	3.88%, 07/16/2018	3,729,650

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 3,760,000	4.38%, 11/06/2020	$3,572,000
230,000	6.25%, 11/01/2016	234,025
	Community Health Systems, Inc.
610,000	5.13%, 08/15/2018	613,050
4,350,000	6.88%, 02/01/2022	3,936,750
1,930,000	7.13%, 07/15/2020	1,843,150
EUR 200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017(2)(3)(6)	213,952
$ 2,900,000	DISH DBS Corp. 4.25%, 04/01/2018	2,903,625
	Dollar Tree, Inc.
230,000	5.25%, 03/01/2020(1)	241,500
1,130,000	5.75%, 03/01/2023(1)	1,190,737
25,000	Emdeon, Inc. 11.00%, 12/31/2019	26,000
	Endo Finance LLC
615,000	6.00%, 07/15/2023(1)	618,075
3,675,000	6.00%, 02/01/2025(1)	3,629,503
280,000	Energen Corp. 4.63%, 09/01/2021	219,699
565,000	Entegris, Inc. 6.00%, 04/01/2022(1)	573,475
435,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	427,388
	Equinix, Inc.
55,000	4.88%, 04/01/2020	57,063
3,230,000	5.88%, 01/15/2026	3,343,050
1,735,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	737,375
	First Data Corp.
3,760,000	5.75%, 01/15/2024(1)	3,731,800
6,430,000	7.00%, 12/01/2023(1)	6,478,225
	Fresenius Medical Care U.S. Finance II, Inc.
435,000	5.63%, 07/31/2019(1)	470,888
610,000	5.88%, 01/31/2022(1)	660,325
	Frontier Communications Corp.
915,000	8.88%, 09/15/2020(1)	918,431
1,015,000	10.50%, 09/15/2022(1)	987,088
1,240,000	11.00%, 09/15/2025(1)	1,195,050
245,000	General Motors Financial Co., Inc. 2.75%, 05/15/2016	245,875
	GenOn Americas Generation LLC
1,910,000	8.50%, 10/01/2021	1,222,400
605,000	9.13%, 05/01/2031	363,000
475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	434,625
3,471,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(1)	3,653,227
1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,899,000
2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,416,150
	Hertz Corp.
946,000	7.38%, 01/15/2021(1)	957,825
430,000	7.50%, 10/15/2018	436,450
6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,386,000
2,765,625	Homer City Generation L.P. 8.73%, 10/01/2026(7)	2,157,188
	IMS Health, Inc.
EUR 2,755,000	4.13%, 04/01/2023(1)	2,808,885
$ 2,845,000	6.00%, 11/01/2020(1)	2,938,885
1,525,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	1,086,563
1,730,000	Infor US, Inc. 6.50%, 05/15/2022(1)	1,509,425
	International Lease Finance Corp.

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 1,015,000	5.88%, 04/01/2019	$1,051,794
2,815,000	6.25%, 05/15/2019	2,948,712
255,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	258,028
	KB Home
1,685,000	7.00%, 12/15/2021	1,583,900
75,000	7.50%, 09/15/2022	71,025
1,075,000	8.00%, 03/15/2020	1,099,188
190,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	195,700
	Laredo Petroleum, Inc.
650,000	5.63%, 01/15/2022	461,500
1,000,000	6.25%, 03/15/2023	720,000
430,000	7.38%, 05/01/2022	319,275
680,000	Lennar Corp. 4.88%, 12/15/2023	666,400
830,000	LifePoint Health, Inc. 5.88%, 12/01/2023	861,125
3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,788,125
3,970,000	M/I Homes, Inc. 6.75%, 01/15/2021(1)	3,850,900
285,000	Matador Resources Co. 6.88%, 04/15/2023	245,100
3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,013,500
900,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	922,500
1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	1,133,000
3,035,000	Morgan Stanley 3.88%, 04/29/2024	3,080,798
	Nationstar Mortgage LLC / Nationstar Capital Corp.
1,045,000	6.50%, 08/01/2018	1,008,425
456,000	7.88%, 10/01/2020	434,340
680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(6)	720,800
	Neptune Finco Corp.
1,830,000	10.13%, 01/15/2023(1)	1,935,225
1,695,000	10.88%, 10/15/2025(1)	1,792,462
650,000	Nortek, Inc. 8.50%, 04/15/2021	671,125
1,790,000	Omnicom Group, Inc. 4.45%, 08/15/2020	1,926,228
1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,387,100
1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,862,595
2,250,000	QEP Resources, Inc. 5.25%, 05/01/2023	1,530,000
	Rite Aid Corp.
635,000	6.13%, 04/01/2023(1)	669,925
135,000	7.70%, 02/15/2027	158,625
125,000	RSP Permian, Inc. 6.63%, 10/01/2022	111,250
125,000	Sovereign Capital Trust 7.91%, 06/13/2036	126,877
	Spectrum Brands, Inc.
950,000	6.38%, 11/15/2020	1,002,250
940,000	6.63%, 11/15/2022	1,001,100
75,000	Sprint Communications, Inc. 9.00%, 11/15/2018(1)	76,500
1,845,000	Sprint Corp. 7.13%, 06/15/2024	1,245,375
2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,725,312

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

$ 2,745,000	Sun Products Corp. 7.75%, 03/15/2021(1)	$2,511,675
3,666,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	1,393,080
785,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	809,531
5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,739,200
	Tenet Healthcare Corp.
1,975,000	5.00%, 03/01/2019	1,861,437
5,410,000	6.75%, 06/15/2023	5,004,250
925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(8)	298,313
	Time Warner Cable, Inc.
4,680,000	8.25%, 04/01/2019	5,389,455
4,685,000	8.75%, 02/14/2019	5,411,067
2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	2,088,362
975,000	Tribune Media Co. 5.88%, 07/15/2022(1)	972,563
3,120,000	United Rentals North America, Inc. 4.63%, 07/15/2023	3,026,400
3,020,000	UnitedHealth Group, Inc. 4.75%, 07/15/2045	3,234,924
	WPX Energy, Inc.
500,000	5.25%, 09/15/2024	272,500
1,100,000	6.00%, 01/15/2022	638,000
1,600,000	Zayo Group LLC / Zayo Capital, Inc. 6.00%, 04/01/2023	1,564,000
	ZF North America Capital, Inc.
410,000	4.50%, 04/29/2022(1)	395,138
980,000	4.75%, 04/29/2025(1)	918,750
3,750,000	ZFS Finance USA Trust V 6.50%, 05/09/2067(1)(2)	3,770,625

		232,640,471

	Total Corporate Bonds (cost $386,116,206)	358,219,708

Foreign Government Obligations - 53.3%
	Australia - 4.8%
	Australia Government Bond
AUD 110,000,000	1.75%, 11/21/2020(3)	76,699,521
20,000,000	2.75%, 04/21/2024(3)	14,392,793
30,000,000	3.25%, 04/21/2025(3)	22,367,806
55,000,000	4.25%, 07/21/2017(3)	40,238,462
20,000,000	5.50%, 01/21/2018(3)	15,133,184

		168,831,766

	Brazil - 0.5%
BRL 71,996,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2017	17,368,996

	Canada - 8.4%
	Canadian Government Bond
CAD 38,355,000	0.75%, 09/01/2020	27,589,097
55,550,000	0.75%, 03/01/2021	39,779,970
140,240,000	1.25%, 02/01/2018	101,753,836
91,305,000	1.50%, 02/01/2017	65,857,047
44,000,000	2.25%, 06/01/2025	34,228,853
32,500,000	2.75%, 06/01/2022	25,876,579

		295,085,382

	Denmark - 8.1%
	Denmark Government Bond
DKK 439,970,000	1.50%, 11/15/2023	69,613,230
382,720,000	1.75%, 11/15/2025	61,441,699
318,170,000	3.00%, 11/15/2021	54,041,514

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

DKK 577,000,000	4.00%, 11/15/2019	$97,017,914

		282,114,357

	Mexico - 0.5%
MXN 234,234,700	Mexican Bonos 10.00%, 12/05/2024	16,506,607

	Norway - 8.7%
	Norway Government Bond
NOK 669,845,000	1.75%, 03/13/2025(1)(3)	79,818,772
693,800,000	3.75%, 05/25/2021(1)(3)	91,676,604
291,095,000	4.25%, 05/19/2017(1)(3)	35,099,319
762,155,000	4.50%, 05/22/2019(1)(3)	98,912,647

		305,507,342

	Portugal - 0.6%
	Portugal Obrigacoes do Tesouro OT
EUR 2,745,000	2.88%, 10/15/2025(1)(3)	3,021,809
3,185,000	2.88%, 07/21/2026	3,447,910
10,235,000	4.80%, 06/15/2020(1)(3)	12,719,716

		19,189,435

	South Africa - 0.5%
ZAR 313,480,000	South Africa Government Bond 8.75%, 02/28/2048	17,562,103

	South Korea - 4.6%
	Korea Treasury Bond
KRW24,971,760,000	2.00%, 03/10/2020	21,091,920
10,346,820,000	2.25%, 06/10/2025	8,831,346
18,738,750,000	2.75%, 09/10/2017	15,921,607
31,500,000,000	3.00%, 09/10/2024	28,413,084
39,925,000,000	3.50%, 03/10/2017	34,002,653
57,374,350,000	4.25%, 06/10/2021	53,894,897

		162,155,507

	Sweden - 7.7%
	Sweden Government Bond
SEK 230,525,000	1.00%, 11/12/2026	27,196,952
704,835,000	1.50%, 11/13/2023	88,785,915
672,440,000	4.25%, 03/12/2019	89,639,344
449,965,000	5.00%, 12/01/2020	65,146,757

		270,768,968

	United Kingdom - 8.9%
	United Kingdom Gilt
GBP 12,000,000	0.46%, 02/22/2016	17,094,089
25,000,000	1.25%, 07/22/2018(3)	36,273,518
16,000,000	1.75%, 01/22/2017(3)	23,119,207
54,000,000	1.75%, 07/22/2019(3)	79,637,620
60,755,000	2.00%, 07/22/2020(3)	90,729,604
42,940,000	2.00%, 09/07/2025(3)	63,523,671

		310,377,709

	Total Foreign Government Obligations (cost $2,002,919,029)	1,865,468,172

Senior Floating Rate Interests - 2.4%(9)
	Australia - 0.1%
$ 4,077,615	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	4,054,699

	Canada - 0.0%
1,200,662	Bauer Performance Sports Ltd. 4.50%, 04/15/2021	1,110,613

	Cayman Islands - 0.3%
	Avago Technologies Cayman Ltd.
7,955,000	0.00%, 02/01/2023(10)	7,821,992
1,236,944	3.75%, 05/06/2021	1,235,015

		9,057,007

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Ireland - 0.0%
$ 1,262,513	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	$1,249,496

	Netherlands - 0.1%
2,215,000	NXP B.V. 3.75%, 12/07/2020	2,209,462

	United States - 1.9%
1,014,638	ABC Supply Co., Inc. 3.50%, 04/16/2020	1,002,208
3,344,075	Amsurg Corp. 3.50%, 07/16/2021	3,321,369
	Asurion LLC
1,909,027	4.25%, 07/08/2020	1,739,601
1,079,986	5.00%, 05/24/2019	1,014,517
1,240,000	8.50%, 03/03/2021	1,043,373
1,936,975	Burger King 3.75%, 12/10/2021	1,923,823
696,600	Calpine Corp. 4.00%, 10/09/2019	677,346
95,980	Chrysler Group LLC 3.50%, 05/24/2017	95,560
	Community Health Systems, Inc.
197,206	3.75%, 12/31/2019	189,219
362,854	4.00%, 01/27/2021	348,794
	First Data Corp.
3,265,000	3.93%, 03/24/2018	3,219,421
2,685,000	3.93%, 09/24/2018	2,645,208
EUR 1,314,738	Gardner Denver, Inc. 4.75%, 07/30/2020	1,257,974
$ 189,150	Hii Holding Corp. 4.25%, 12/20/2019	179,693
1,050,691	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,048,264
	Hostess Brands LLC
1,960,088	4.50%, 08/03/2022	1,944,564
975,000	8.50%, 08/03/2023	948,188
825,523	Hyland Software, Inc. 4.75%, 07/01/2022	810,044
2,825,658	Lands’ End, Inc. 4.25%, 04/04/2021	2,260,527
4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,011,837
2,912,962	LTS Buyer LLC 4.00%, 04/13/2020	2,851,964
508,196	Magic Newco LLC 5.00%, 12/12/2018	506,290
514,100	MGM Resorts International 3.50%, 12/20/2019	508,959
2,500,810	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	2,435,789
2,048,845	Nortek, Inc. 3.50%, 10/30/2020	1,987,380
6,123,958	Party City Holdings, Inc. 4.25%, 08/19/2022	5,932,584
5,334,688	PetSmart, Inc. 4.25%, 03/11/2022	5,161,310
938,288	PLY GEM Industries, Inc. 4.00%, 02/01/2021	920,113
2,601,925	Quintiles Transnational Corp. 3.25%, 05/12/2022	2,597,059
2,511,898	Realogy Corp. 3.75%, 03/05/2020	2,491,803
2,697,900	Rexnord LLC 4.00%, 08/21/2020	2,567,888
2,898,375	ServiceMaster Co. 4.25%, 07/01/2021	2,868,666

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

EUR 788,000	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	$841,639
$ 1,312,029	Tribune Media Co. 3.75%, 12/27/2020	1,287,980
1,845,375	Univar, Inc. 4.25%, 07/01/2022	1,784,884

		64,425,838

	Total Senior Floating Rate Interests (cost $84,771,719)	82,107,115

U.S. Government Agencies - 0.5%
	United States - 0.5%
	FHLMC - 0.5%
31,105,000	1.68%, 11/25/2042(2)(5)	2,491,028
1,028,236	1.70%, 08/25/2016(2)(5)	4,436
3,690,853	1.78%, 09/25/2041(2)(5)	400,001
11,435,000	2.09%, 02/25/2041(2)(5)	1,029,443
2,200,334	2.18%, 12/25/2041(2)(5)	300,069
6,087,872	2.28%, 01/25/2042(2)(5)	878,918
10,140,000	2.29%, 12/25/2039(2)(5)	1,140,498
3,485,000	2.63%, 02/25/2024(2)	3,463,270
1,865,000	3.08%, 03/25/2028(2)	1,845,511
1,735,000	3.28%, 04/25/2028(2)	1,734,864
2,425,000	4.98%, 10/25/2024(2)	2,333,938

		15,621,976

	Total U.S. Government Agencies (cost $15,339,518)	15,621,976

U.S. Government Securities - 8.6%
	United States - 8.6%
	U.S. Treasury Notes - 8.6%
10,000,000	0.63%, 08/31/2017	9,978,520
35,000,000	0.88%, 12/31/2016	35,076,580
37,060,000	0.88%, 01/31/2017	37,139,605
57,125,000	1.00%, 09/30/2019	56,848,287
22,000,000	1.25%, 01/31/2019	22,165,000
42,615,000	1.38%, 08/31/2020(11)	42,786,440
40,400,000	1.38%, 04/30/2020	40,609,878
16,965,000	2.00%, 02/15/2025	17,102,179
36,975,000	2.50%, 05/15/2024	38,894,520

		300,601,009

	Total U.S. Government Securities (cost $297,915,105)	300,601,009

Convertible Bonds - 0.0%
	Home Builders - 0.0%
147,000	M/I Homes, Inc. 3.00%, 03/01/2018	136,159

	Oil & Gas - 0.0%
1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	583,997

	Total Convertible Bonds (cost $1,265,269)	720,156

Preferred Stocks - 0.1%
	United States - 0.1%
111,000	GMAC Capital Trust I Series 2	2,824,950

	Total Preferred Stocks (cost $2,941,763)	2,824,950

Convertible Preferred Stocks - 0.1%
	Ireland - 0.1%
4,478	Allergan plc Series A, 5.50%	4,246,443

	Total Convertible Preferred Stocks (cost $4,706,914)	4,246,443

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

	Total Long-Term Investments (cost $3,328,566,906)		$3,156,177,534
Short-Term Investments - 3.7%
	Other Investment Pools & Funds - 3.7%
129,458,936	BlackRock Liquidity Funds TempFund Portfolio		129,458,936

	Total Short-Term Investments (cost $129,458,936)		129,458,936

	Total Investments Excluding Purchased Options (cost $3,458,025,842)	93.9%	$3,285,636,470
	Total Purchased Options (cost $4,149,281)	0.1%	$4,905,179

	Total Investments (cost $3,462,175,123)^	94.0%	$3,290,541,649
	Other Assets and Liabilities	6.0%	209,967,440

	Total Net Assets	100.0%	$3,500,509,089

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$10,394,342
Unrealized Depreciation	(182,027,816)

Net Unrealized Depreciation	$(171,633,474)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $716,473,248, which represents 20.5% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2016.
(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At January 31, 2016, the aggregate value of these securities was $828,589,758, which represents 23.7% of total net assets.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strip.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	This security may pay interest in additional principal instead of cash.
(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of January 31, 2016.
(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Option Contracts Outstanding at January 31, 2016

Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts:
Calls
USD Call/CNH Put	GSC	6.35 USD per CNH	06/23/16	USD	9,700,500	$551,764	$132,217	$419,547
USD Call/JPY Put	DEUT	121.96 USD per JPY	02/02/16	USD	1,102,000	553,038	159,790	393,248
USD Call/JPY Put	GSC	122.15 USD per JPY	04/05/16	USD	16,771,000	200,380	103,980	96,400
USD Call/JPY Put	CBK	125.00 USD per JPY	04/19/16	USD	23,787,500	145,223	235,616	(90,393)
USD Call/JPY Put	GSC	130.00 USD per JPY	02/18/16	USD	27,748,750	1,859	91,848	(89,989)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	1,308,000	553,279	261,600	291,679

Total Calls					80,417,750	$2,005,543	$985,051	$1,020,492

Puts
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	13,425,000	$485	$131,301	$(130,816)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	25,722,000	2,421	273,863	(271,442)
AUD Put/USD Call	JPM	0.68 AUD per USD	01/11/17	AUD	15,210,000	412,952	403,238	9,714
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	5,432,864	3,673	47,218	(43,545)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	10,865,727	7,345	89,011	(81,666)
EUR Put/SEK Call	GSC	9.15 EUR per SEK	06/16/16	EUR	24,824,000	299,064	395,575	(96,511)
EUR Put/SEK Call	JPM	9.15 EUR per SEK	06/16/16	EUR	24,824,000	299,064	367,891	(68,827)
EUR Put/SEK Call	CBK	9.31 EUR per SEK	10/17/16	EUR	6,095,000	183,674	172,993	10,681
EUR Put/USD Call	JPM	1.07 EUR per USD	03/11/16	EUR	12,615,000	95,907	184,493	(88,586)
GBP Put/SEK Call	JPM	12.26 GBP per SEK	08/12/16	GBP	7,320,000	387,004	177,229	209,775
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	7,036,028	153,522	48,764	104,758
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	10,788,972	235,410	80,363	155,047

Total Puts					164,158,591	$2,080,521	$2,371,939	$(291,418)

Total purchased option contracts					244,576,341	$4,086,064	$3,356,990	$729,074

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.48 EUR per SEK	06/16/16	EUR	(24,824,000)	$(300,973)	$(373,899)	$72,926
EUR Call/SEK Put	JPM	9.48 EUR per SEK	06/16/16	EUR	(24,824,000)	(300,974)	(331,371)	30,397
EUR Call/SEK Put	CBK	9.85 EUR per SEK	10/17/16	EUR	(12,190,000)	(125,795)	(172,994)	47,199
GBP Call/SEK Put	JPM	13.92 GBP per SEK	08/12/16	GBP	(7,320,000)	(27,515)	(177,230)	149,715
USD Call/JPY Put	GSC	135.00 USD per JPY	02/18/16	USD	(27,748,750)	(222)	(22,199)	21,977
USD Call/JPY Put	CBK	127.00 USD per JPY	04/19/16	USD	(23,787,500)	(82,257)	(168,891)	86,634

Total Calls					(120,694,250)	$(837,736)	$(1,246,584)	$408,848

Puts
AUD Put/USD Call	JPM	0.59 AUD per USD	01/11/17	AUD	(15,210,000)	$(119,426)	$(143,108)	$23,682
EUR Put/SEK Call	GSC	8.80 EUR per SEK	06/16/16	EUR	(24,824,000)	(64,702)	(108,377)	43,675
EUR Put/SEK Call	JPM	8.80 EUR per SEK	06/16/16	EUR	(24,824,000)	(64,702)	(88,616)	23,914
EUR Put/USD Call	JPM	1.02 EUR per USD	03/11/16	EUR	(12,615,000)	(6,914)	(51,575)	44,661
USD Put/JPY Call	GSC	114.80 USD per JPY	04/05/16	USD	(16,770,000)	(61,009)	(129,129)	68,120

Total Puts					(94,243,000)	$(316,753)	$(520,805)	$204,052

Total written option contracts					(214,937,250)	$(1,154,489)	$(1,767,389)	$612,900

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at January 31, 2016
Description	Counter- party	Exercise Price/FX Rate/ Rate	Expiration Date		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased swaption contracts:

Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	38,805,000	$88,418	$70,819	$17,599
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	100,745,000	229,551	187,260	42,291

Total Calls					139,550,000	$317,969	$258,079	$59,890

Puts
Credit Default Swaption CDX.NA.HY.25	CSFB	95.00%	03/16/16	USD	31,650,000	$123,420	$151,920	$(28,500)
Interest Rate Swaption JPY	GSC	1.01%	07/20/16	JPY	735,600,000	96,189	122,091	(25,902)
Interest Rate Swaption JPY	JPM	0.46%	07/28/16	JPY	5,069,440,000	281,537	260,201	21,336

Total Puts					5,836,690,000	$501,146	$534,212	$(33,066)

Total purchased swaption contracts					5,976,240,000	$819,115	$792,291	$26,824

Futures Contracts Outstanding at January 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

Long position contracts:
3-Month Sterling Future	594	06/21/2017	$ 104,634,346	$ 105,005,279	$370,933
Australian 10-Year Bond Future	1,511	03/15/2016	137,235,164	138,395,275	1,160,111
Australian 3-Year Bond Future	1,195	03/15/2016	94,665,262	94,720,577	55,315
Canadian Government 10-Year Bond Future	829	03/21/2016	84,530,745	84,527,347	(3,398)
Euro-BOBL Future	152	03/08/2016	21,698,076	21,806,144	108,068
Euro-Bund Future	7	03/08/2016	1,234,359	1,238,700	4,341
Eurodollar 3-Month Future	114	12/18/2017	28,015,736	28,160,850	145,114
Long Gilt Future	240	03/29/2016	40,790,554	41,146,531	355,977
U.S. Treasury Ultra Long Term Bond Future	28	03/21/2016	4,623,012	4,653,250	30,238

Total					$2,226,699

Short position contracts:
3-Month Sterling Future	594	06/20/2018	$ 104,273,339	$ 104,666,723	$(393,384)
Euro BUXL 30-Year Bond Future	174	03/08/2016	29,202,768	30,652,938	(1,450,170)
Eurodollar 3-Month Future	114	12/17/2018	27,905,539	28,063,950	(158,411)
Japan 10-Year Bond Future	31	03/14/2016	38,083,688	38,516,665	(432,977)
U.S. Treasury 10-Year Note Future	1,496	03/21/2016	191,999,689	193,848,875	(1,849,186)
U.S. Treasury 2-Year Note Future	11	03/31/2016	2,394,654	2,404,875	(10,221)
U.S. Treasury 5-Year Note Future	280	03/31/2016	33,792,500	33,788,125	4,375
U.S. Treasury Long Bond Future	30	03/21/2016	4,607,189	4,830,937	(223,748)

Total					$(4,513,722)

Total futures contracts					$(2,287,023)

OTC Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)

Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	$—	$(33,269)	$157,598	$190,867
CMBX.NA.AJ.3	GSC	USD	2,223,845	(1.47%)	12/13/49	421,592	—	546,987	125,395
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	80,460	—	425,904	345,444
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00%)	12/20/16	1,915	—	(6,853)	(8,768)

Total						$503,967	$(33,269)	$1,123,636	$652,938

Sell protection:
CMBX.NA.BBB-.8	UBS	USD	2,205,000	3.00%	10/17/57	$—	$(444,782)	$(468,295)	$(23,513)

Total traded indices						$503,967	$(478,051)	$655,341	$629,425

Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	2,490,000	(5.00%)/13.76%	09/20/20	$316,334	$—	$651,056	$334,722

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Advanced Micro Devices	JPM	USD	500,000	(5.00%)/13.87%	09/20/20	$80,491	$—	$136,324	$55,833
Advanced Micro Devices	JPM	USD	250,000	(5.00%)/13.87%	09/20/20	49,906	—	68,162	18,256
Alcoa, Inc.	GSC	USD	7,400,000	(1.00%)/5.85%	12/20/20	614,269	—	1,461,930	847,661
Alcoa, Inc.	GSC	USD	2,535,000	(1.00%)/5.85%	12/20/20	327,750	—	500,810	173,060
Alcoa, Inc.	GSC	USD	1,270,000	(1.00%)/5.85%	12/20/20	151,920	—	250,899	98,979
Alcoa, Inc.	GSC	USD	1,270,000	(1.00%)/5.85%	12/20/20	155,226	—	250,898	95,672
Alcoa, Inc.	GSC	USD	1,265,000	(1.00%)/5.85%	12/20/20	156,746	—	249,911	93,165
Alcoa, Inc.	GSC	USD	1,270,000	(1.00%)/5.85%	12/20/20	164,193	—	250,898	86,705
Alcoa, Inc.	GSC	USD	1,270,000	(1.00%)/5.85%	12/20/20	166,517	—	250,915	84,398
Amkor Technology, Inc.	GSC	USD	740,000	(5.00%)/3.78%	12/20/20	—	(25,685)	(43,698)	(18,013)
Anglo American plc	CBK	EUR	2,530,000	(1.00%)/11.67%	12/20/20	764,604	—	950,145	185,541
ArcelorMittal	MSC	EUR	1,280,000	(1.00%)/10.46%	12/20/20	264,166	—	446,537	182,371
ArcelorMittal	MSC	EUR	1,175,000	(1.00%)/10.46%	12/20/20	263,277	—	409,907	146,630
ArcelorMittal	GSC	EUR	660,000	(1.00%)/10.46%	12/20/20	133,960	—	230,245	96,285
ArcelorMittal	MSC	EUR	590,000	(1.00%)/10.46%	12/20/20	132,199	—	205,826	73,627
ArcelorMittal	CSI	EUR	930,000	(5.00%)/10.46%	12/20/20	158,532	—	182,120	23,588
ArcelorMittal	CSI	EUR	795,000	(5.00%)/10.46%	12/20/20	150,751	—	155,684	4,933
Australia & New Zealand Banking Group Ltd.	DEUT	USD	3,350,000	(1.00%)/1.71%	09/20/20	—	(17,733)	100,625	118,358
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00%)/2.01%	06/20/18	—	(205,625)	(188,584)	17,041
BHP Billiton plc	DEUT	USD	2,050,000	(1.00%)/2.25%	12/20/20	65,907	—	113,176	47,269
Carrefour S.A.	CBK	EUR	2,480,000	(1.00%)/0.83%	09/20/20	—	(45,729)	(23,878)	21,851
Carrefour S.A.	MSC	EUR	2,275,000	(1.00%)/0.83%	09/20/20	—	(41,671)	(21,904)	19,767
Carrefour S.A.	BCLY	EUR	2,245,000	(1.00%)/0.83%	09/20/20	—	(40,844)	(21,615)	19,229
Caterpillar, Inc.	MSC	USD	3,890,000	(1.00%)/1.05%	12/20/20	26,800	—	3,907	(22,893)
CenturyLink, Inc.	BCLY	USD	495,000	(1.00%)/4.47%	12/20/20	70,436	—	72,835	2,399
CenturyLink, Inc.	GSC	USD	740,000	(1.00%)/4.47%	12/20/20	109,276	—	108,885	(391)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00%)/4.47%	12/20/20	298,999	—	291,340	(7,659)
CenturyLink, Inc.	MSC	USD	1,230,000	(1.00%)/4.47%	12/20/20	215,896	—	180,984	(34,912)
CenturyLink, Inc.	GSC	USD	1,235,000	(1.00%)/4.47%	12/20/20	217,480	—	181,719	(35,761)
CenturyLink, Inc.	CBK	USD	1,235,000	(1.00%)/4.47%	12/20/20	218,700	—	181,719	(36,981)
CenturyLink, Inc.	GSC	USD	3,425,000	(1.00%)/4.47%	12/20/20	541,668	—	503,959	(37,709)
Commonwealth Bank Of Australia	DEUT	USD	3,450,000	(1.00%)/1.79%	09/20/20	—	(18,262)	116,808	135,070
Dell Inc.	JPM	USD	7,130,000	(1.00%)/4.75%	09/20/20	557,754	—	1,075,156	517,402
Deutsche Telekom AG	BCLY	EUR	3,885,000	(1.00%)/0.50%	12/20/20	—	(112,139)	(107,456)	4,683
Deutsche Telekom AG	BOA	EUR	2,005,000	(1.00%)/0.50%	12/20/20	—	(55,031)	(55,460)	(429)
Deutsche Telekom AG	BOA	EUR	8,035,000	(1.00%)/0.50%	12/20/20	—	(211,749)	(222,256)	(10,507)
EnBW International Finance B.V.	CBK	EUR	2,230,000	(1.00%)/0.74%	12/20/20	—	(22,149)	(33,310)	(11,161)
EnBW International Finance B.V.	GSC	EUR	2,825,000	(1.00%)/0.74%	12/20/20	—	(26,571)	(43,779)	(17,208)
Freeport-McMoRan, Inc.	BCLY	USD	3,260,000	(1.00%)/20.66%	12/20/20	1,142,851	—	1,638,435	495,584
Gap, inc.	GSC	USD	2,120,000	(1.00%)/2.45%	12/20/20	178,787	—	137,682	(41,105)
Goodyear Tire and Rubber Co.	GSC	USD	1,480,000	(5.00%)/1.91%	12/20/20	—	(182,692)	(219,242)	(36,550)
HCA, Inc.	CBK	USD	980,000	(5.00%)/2.11%	12/20/20	—	(100,659)	(134,876)	(34,217)
HCA, Inc.	JPM	USD	1,220,000	(5.00%)/2.11%	12/20/20	—	(121,273)	(167,907)	(46,634)
HCA, Inc.	JPM	USD	1,225,000	(5.00%)/2.11%	12/20/20	—	(120,615)	(168,595)	(47,980)
HCA, Inc.	JPM	USD	2,450,000	(5.00%)/2.11%	12/20/20	—	(252,228)	(337,190)	(84,962)
Hertz Corp.	BCLY	USD	1,265,000	(5.00%)/5.39%	12/20/20	19,731	—	12,611	(7,120)
International Game Technology PLC	GSC	EUR	3,510,000	(5.00%)/3.60%	12/20/20	—	(184,147)	(251,593)	(67,446)
Istar, Inc.	GSC	USD	2,900,000	(5.00%)/6.13%	12/20/20	110,557	—	(137,143)	(247,700)
Jaguar Land Rover Automotive PLC	BNP	EUR	3,300,000	(5.00%)/3.64%	12/20/20	—	(344,711)	(235,274)	109,437
KB Home	MSC	USD	2,465,000	(5.00%)/5.15%	12/20/20	84,808	—	1,351	(83,457)
Kohl’s Corp.	CBK	USD	1,705,000	(1.00%)/1.84%	12/20/20	67,802	—	63,932	(3,870)
Kohl’s Corp.	CBK	USD	2,030,000	(1.00%)/1.84%	12/20/20	109,814	—	75,949	(33,865)
Kohl’s Corp.	CBK	USD	2,545,000	(1.00%)/1.84%	12/20/20	134,159	—	95,217	(38,942)
Kohl’s Corp.	CBK	USD	2,550,000	(1.00%)/1.84%	12/20/20	134,434	—	95,407	(39,027)
Koninklijke KPN N.V.	JPM	EUR	2,570,000	(1.00%)/0.79%	09/20/20	—	(22,785)	(30,103)	(7,318)
Koninklijke KPN N.V.	CBK	EUR	2,900,000	(1.00%)/0.79%	09/20/20	—	(25,711)	(33,969)	(8,258)

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Koninklijke KPN N.V.	MSC	EUR	3,855,000	(1.00%)/0.79%	09/20/20	$—	$(34,177)	$(45,154)	$(10,977)
Lloyds Bank plc	JPM	EUR	1,310,000	(1.00%)/0.77%	12/20/20	41,571	—	23,847	(17,724)
Lloyds Bank plc	CBK	EUR	1,310,000	(1.00%)/0.77%	12/20/20	43,543	—	23,848	(19,695)
Macy’s, Inc.	CBK	USD	2,070,000	(1.00%)/1.84%	12/20/20	130,856	—	78,312	(52,544)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)/2.45%	03/20/20	90,023	—	170,124	80,101
MGM Resorts International	MSC	USD	1,230,000	(5.00%)/2.87%	12/20/20	—	(96,615)	(123,452)	(26,837)
Mondelez International, Inc.	BCLY	USD	150,000	(1.00%)/0.40%	12/20/20	—	(3,891)	(4,448)	(557)
Mondelez International, Inc.	GSC	USD	4,165,000	(1.00%)/0.40%	12/20/20	—	(108,029)	(123,500)	(15,471)
Mondelez International, Inc.	CBK	USD	8,660,000	(1.00%)/0.40%	12/20/20	—	(224,618)	(256,785)	(32,167)
National Australia Bank Ltd.	DEUT	USD	3,350,000	(1.00%)/1.62%	09/20/20	—	(17,733)	89,139	106,872
Nordstrom, Inc.	CSI	USD	2,030,000	(1.00%)/1.25%	12/20/20	58,504	—	21,484	(37,020)
Omnicom Group, Inc.	BCLY	USD	1,790,000	(1.00%)/0.39%	12/20/20	—	(61,188)	(54,738)	6,450
Ryland Group, Inc.	DEUT	USD	4,000,000	(5.00%)/0.48%	09/20/17	—	(221,050)	(320,870)	(99,820)
Ryland Group, Inc.	DEUT	USD	3,400,000	(5.00%)/0.52%	12/20/17	—	(218,295)	(308,293)	(89,998)
Societe Generale S.A.	BCLY	EUR	6,535,000	(1.00%)/0.87%	12/20/20	—	(103,286)	(53,285)	50,001
Societe Generale S.A.	BCLY	EUR	2,915,000	(1.00%)/0.87%	12/20/20	—	(49,100)	(23,767)	25,333
Springleaf Finance Corp.	JPM	USD	2,840,000	(5.00%)/5.61%	12/20/20	76,650	—	54,758	(21,892)
Starwood Hotels & Resorts Worldwide, Inc.	JPM	USD	9,180,000	(1.00%)/0.16%	12/20/20	—	(29,774)	(383,147)	(353,373)
Target Corp.	CSI	USD	1,860,000	(1.00%)/0.26%	12/20/20	—	(65,550)	(68,441)	(2,891)
Teck Resources Ltd.	GSC	USD	1,190,000	(5.00%)/17.30%	12/20/20	338,526	—	382,890	44,364
Teck Resources Ltd.	GSC	USD	2,610,000	(5.00%)/17.30%	12/20/20	819,317	—	839,784	20,467
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)/1.95%	12/20/17	—	(187,783)	(204,489)	(16,706)
United States Steel LLC	GSC	USD	1,240,000	(5.00%)/26.33%	12/20/20	384,878	—	580,175	195,297
Vale Overseas Ltd.	BNP	USD	4,360,000	(1.00%)/9.28%	12/20/20	1,316,680	—	1,324,866	8,186
Valeo S.A.	JPM	EUR	895,000	(1.00%)/1.06%	12/20/20	11,720	—	1,478	(10,242)
Valeo S.A.	JPM	EUR	900,000	(1.00%)/1.06%	12/20/20	11,786	—	1,487	(10,299)
Valeo S.A.	GSC	EUR	950,000	(1.00%)/1.06%	12/20/20	12,440	—	1,569	(10,871)
Valeo S.A.	GSC	EUR	950,000	(1.00%)/1.06%	12/20/20	16,427	—	1,569	(14,858)
Westpac Banking Corp.	DEUT	USD	3,350,000	(1.00%)/1.77%	09/20/20	—	(17,733)	111,402	129,135

Total						$11,709,621	$(3,616,831)	$10,962,495	$2,869,705

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	2,500,000	5.00%/4.40%	09/20/20	$194,333	$—	$75,748	$(118,585)
Beazer Homes USA, Inc.	CBK	USD	5,525,000	5.00%/8.41%	12/20/20	—	(238,284)	(695,530)	(457,246)
BNP Paribas S.A.	BCLY	EUR	2,970,000	1.00%/0.83%	12/20/20	53,197	—	29,515	(23,682)
BNP Paribas S.A.	BCLY	EUR	6,530,000	1.00%/0.83%	12/20/20	103,207	—	64,896	(38,311)
International Lease Finance Corp.	CBK	USD	2,520,000	5.00%/3.40%	12/20/20	206,926	—	186,490	(20,436)
Lennar Corp.	MSC	USD	1,250,000	5.00%/2.67%	12/20/20	121,510	—	137,539	16,029
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.92%	03/20/20	136,832	—	181,100	44,268
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.92%	03/20/20	70,311	—	108,024	37,713
Ryland Group, Inc.	JPM	USD	4,230,000	5.00%/1.93%	09/20/20	602,805	—	593,526	(9,279)
Tenet Healthcare Corp.	JPM	USD	1,065,000	5.00%/5.53%	12/20/20	—	(31,933)	(17,682)	14,251
Tenet Healthcare Corp.	JPM	USD	1,245,000	5.00%/5.53%	12/20/20	1,958	—	(20,151)	(22,109)
Tenet Healthcare Corp.	MSC	USD	1,980,000	5.00%/5.53%	12/20/20	—	—	(32,048)	(32,048)
Tenet Healthcare Corp.	MSC	USD	3,225,000	5.00%/5.53%	12/20/20	103,958	—	(52,199)	(156,157)
United Rentals, Inc.	GSC	USD	2,355,000	5.00%/4.27%	12/20/20	210,965	—	88,281	(122,684)

Total						$1,806,002	$(270,217)	$647,509	$(888,276)

Total single-name issues						$13,515,623	$(3,887,048)	$11,610,004	$1,981,429

Total OTC contracts						$14,019,590	$(4,365,099)	$12,265,345	$2,610,854

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on January 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	129,980,000	(5.00%)	12/20/20	$1,573,673	$(732,553)	$(2,306,226)
ITRAXX.XOV.24	EUR	8,870,000	(5.00%)	12/20/20	(536,792)	(595,190)	(58,398)

Total					$1,036,881	$(1,327,743)	$(2,364,624)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.25	USD	140,775,000	1.00%	12/20/20	$(300,669)	$126,163	$426,832

Total					$736,212	$(1,201,580)	$(1,937,792)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at January 31, 2016

Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BOA	3M KRW KSDA	1.68% Fixed	KRW	33,638,375,000	06/15/21	$—	$—	$58,736	$58,736
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	11,135	—	4,474	(6,661)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	24,049	—	4,474	(19,575)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(23,162)	(23,162)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(24,444)	(24,444)
JPM	2.24% Fixed	3M HKD HIBOR	HKD	26,400,000	06/16/26	8,345	—	3,566	(4,779)
JPM	2.38% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(28,918)	(28,918)
MSC	2.37% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(25,723)	(25,723)

Total						$43,529	$—	$(30,997)	$(74,526)

Centrally Cleared Interest Rate Swap Contracts Outstanding at January 31, 2016

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
1.90% Fixed	3M USD LIBOR	USD	11,800,000	03/16/23	$—	$(131,185)	$(260,422)	$(129,237)
3M USD LIBOR	2.58% Fixed	USD	34,780,000	06/16/26	75,465	—	271,751	196,286
6M EUR EURIBOR	1.68% Fixed	EUR	12,425,000	03/16/46	—	(7,313)	258,642	265,955
6M GBP LIBOR	1.68% Fixed	GBP	190,160,000	03/21/20	—	(110,704)	1,924,759	2,035,463
1.75% Fixed	6M JPY LIBOR	JPY	1,433,450,000	03/19/46	—	(25,627)	(184,357)	(158,730)

Total					$75,465	$(274,829)	$2,010,373	$2,209,737

Foreign Currency Contracts Outstanding at January 31, 2016

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)

AUD	Buy	02/29/16	WEST	$110,905,533	$111,852,736	$947,203
AUD	Buy	02/29/16	CBK	65,167,855	65,679,443	511,588
AUD	Buy	02/29/16	RBC	52,021,008	52,340,571	319,563

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

AUD	Buy	02/29/16	JPM	$2,674,721	$2,710,464	$35,743
AUD	Sell	02/29/16	JPM	3,189,847	3,191,067	(1,220)
AUD	Sell	02/29/16	JPM	3,526,754	3,544,453	(17,699)
AUD	Sell	02/29/16	UBS	36,726,133	36,773,957	(47,824)
AUD	Sell	02/29/16	GSC	36,262,485	36,773,957	(511,472)
AUD	Sell	02/29/16	WEST	84,354,191	85,074,629	(720,438)
AUD	Sell	02/29/16	GSC	84,340,950	85,074,629	(733,679)
AUD	Sell	02/29/16	GSC	112,501,581	113,431,662	(930,081)
BRL	Buy	03/02/16	MSC	3,861,213	3,927,886	66,673
CAD	Buy	02/29/16	BMO	130,362,997	132,279,963	1,916,966
CAD	Buy	02/29/16	JPM	6,501,984	6,601,470	99,486
CAD	Buy	02/29/16	MSC	3,251,796	3,300,735	48,939
CAD	Buy	02/29/16	CBK	3,253,224	3,300,022	46,798
CAD	Buy	02/29/16	JPM	5,317,179	5,350,132	32,953
CAD	Buy	02/29/16	CBK	13,094,787	13,077,307	(17,480)
CAD	Sell	02/29/16	JPM	3,222,483	3,237,205	(14,722)
CAD	Sell	02/29/16	DEUT	12,956,724	13,066,600	(109,876)
CAD	Sell	02/29/16	JPM	13,141,064	13,273,610	(132,546)
CAD	Sell	02/29/16	BOA	13,349,754	13,541,295	(191,541)
CAD	Sell	02/29/16	JPM	34,219,258	34,462,132	(242,874)
CAD	Sell	02/29/16	CBK	34,017,157	34,462,131	(444,974)
CAD	Sell	02/29/16	BMO	289,028,491	293,278,607	(4,250,116)
CHF	Sell	02/29/16	BNP	13,011,846	12,915,237	96,609
CHF	Sell	02/29/16	CSFB	2,253,842	2,234,145	19,697
CNH	Buy	10/21/16	SCB	5,119,809	5,179,854	60,045
CNH	Buy	10/21/16	SCB	2,564,666	2,589,927	25,261
CNH	Buy	10/21/16	CBK	5,179,133	5,199,269	20,136
CNH	Buy	10/21/16	BCLY	2,085,059	2,065,882	(19,177)
CNH	Buy	10/21/16	HSBC	2,602,010	2,558,599	(43,411)
CNH	Buy	10/21/16	JPM	2,606,103	2,558,599	(47,504)
CNH	Buy	10/21/16	JPM	8,637,410	8,496,355	(141,055)
CNH	Sell	10/21/16	JPM	19,046,382	18,330,549	715,833
CNH	Sell	10/21/16	HSBC	13,522,035	13,006,409	515,626
CNH	Sell	10/21/16	DEUT	2,178,245	2,080,296	97,949
CZK	Buy	02/29/16	DEUT	26,715,209	26,698,491	(16,718)
DKK	Sell	02/29/16	JPM	12,341,918	12,358,234	(16,316)
DKK	Sell	02/29/16	CSFB	46,224,497	46,243,501	(19,004)
DKK	Sell	02/29/16	GSC	46,236,949	46,257,301	(20,352)
DKK	Sell	02/29/16	CBK	46,211,144	46,243,501	(32,357)
EUR	Buy	02/29/16	JPM	10,685,854	10,699,478	13,624
EUR	Buy	02/29/16	JPM	13,210,804	13,213,368	2,564
EUR	Buy	02/29/16	SSG	5,253,500	5,253,260	(240)
EUR	Buy	02/29/16	SSG	220,216	217,893	(2,323)
EUR	Buy	02/29/16	SSG	71,686,789	71,669,162	(17,627)
EUR	Buy	02/29/16	SCB	17,206,200	17,171,200	(35,000)
EUR	Buy	02/29/16	BNP	13,021,026	12,975,964	(45,062)
EUR	Buy	02/29/16	JPM	13,044,559	12,981,384	(63,175)
EUR	Buy	02/29/16	JPM	13,062,861	12,975,963	(86,898)
EUR	Buy	02/29/16	BOA	13,464,932	13,365,133	(99,799)
EUR	Buy	02/29/16	JPM	69,496,355	69,230,071	(266,284)
EUR	Sell	02/29/16	SSG	248,468,949	248,407,854	61,095
EUR	Sell	02/29/16	JPM	5,240,026	5,203,394	36,632
EUR	Sell	02/29/16	JPM	4,916,924	4,899,863	17,061
EUR	Sell	02/29/16	SSG	1,600,672	1,583,783	16,889
EUR	Sell	02/29/16	TDB	6,570,138	6,561,696	8,442
EUR	Sell	02/29/16	JPM	1,010,327	1,005,989	4,338
EUR	Sell	02/29/16	JPM	5,206,320	5,203,394	2,926
EUR	Sell	02/29/16	UBS	293,485	293,775	(290)
EUR	Sell	02/29/16	JPM	5,202,408	5,203,394	(986)
EUR	Sell	02/29/16	BNP	13,118,655	13,133,149	(14,494)
EUR	Sell	02/29/16	BNP	13,226,939	13,241,553	(14,614)
GBP	Buy	02/29/16	BNP	13,138,942	13,152,282	13,340
GBP	Buy	02/29/16	JPM	5,165,672	5,165,441	(231)
GBP	Sell	02/22/16	JPM	18,329,748	17,099,224	1,230,524
GBP	Sell	02/29/16	RBS	338,055,810	336,205,378	1,850,432
GBP	Sell	02/29/16	JPM	12,939,624	12,952,789	(13,165)
GBP	Sell	02/29/16	JPM	6,872,463	6,903,879	(31,416)

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

JPY	Buy	02/29/16	DEUT	$5,473,396	$5,457,899	$(15,497)
JPY	Buy	02/29/16	DEUT	5,482,347	5,457,899	(24,448)
JPY	Buy	02/29/16	JPM	10,372,357	10,227,053	(145,304)
JPY	Sell	02/29/16	JPM	12,985,675	12,708,818	276,857
JPY	Sell	02/29/16	JPM	11,133,645	10,915,798	217,847
JPY	Sell	02/29/16	GSC	8,679,801	8,488,247	191,554
JPY	Sell	02/29/16	BNP	2,194,184	2,146,301	47,883
JPY	Sell	02/29/16	HSBC	2,193,114	2,146,293	46,821
KRW	Sell	02/29/16	JPM	16,218,780	16,361,394	(142,614)
KRW	Sell	02/29/16	HSBC	199,640,856	200,203,271	(562,415)
MXN	Buy	02/29/16	MSC	106,933,575	109,045,975	2,112,400
MXN	Buy	02/29/16	JPM	2,738,012	2,788,042	50,030
MXN	Sell	02/29/16	JPM	2,587,578	2,641,679	(54,101)
MXN	Sell	02/29/16	MSC	33,295,484	33,721,157	(425,673)
MXN	Sell	02/29/16	SSG	33,060,549	33,721,158	(660,609)
NOK	Buy	02/29/16	JPM	80,918,301	81,438,704	520,403
NOK	Buy	02/29/16	JPM	71,045,827	71,467,724	421,897
NOK	Sell	02/29/16	JPM	308,327,298	310,310,219	(1,982,921)
NZD	Buy	02/29/16	DEUT	105,941,108	106,206,476	265,368
NZD	Sell	02/29/16	BOA	12,939,463	12,888,125	51,338
NZD	Sell	02/29/16	JPM	5,227,102	5,176,452	50,650
NZD	Sell	02/29/16	JPM	5,220,295	5,176,452	43,843
NZD	Sell	02/29/16	JPM	5,211,406	5,176,452	34,954
NZD	Sell	02/29/16	JPM	1,184,607	1,179,698	4,909
NZD	Sell	02/29/16	DEUT	12,728,898	12,760,782	(31,884)
NZD	Sell	02/29/16	DEUT	35,335,218	35,402,589	(67,371)
NZD	Sell	02/29/16	BCLY	35,266,484	35,402,589	(136,105)
PLN	Buy	02/29/16	MSC	26,390,731	26,661,032	270,301
SEK	Buy	02/29/16	JPM	5,185,469	5,199,557	14,088
SEK	Buy	02/29/16	JPM	5,207,621	5,199,557	(8,064)
SEK	Buy	02/29/16	JPM	187,217,805	186,696,088	(521,717)
SEK	Sell	02/29/16	JPM	274,598,017	273,832,799	765,218
SEK	Sell	02/29/16	JPM	13,220,456	13,193,844	26,612
SGD	Buy	02/29/16	BOA	13,277,493	13,329,685	52,192
SGD	Buy	02/29/16	JPM	5,206,799	5,209,100	2,301
SGD	Sell	02/29/16	JPM	15,769,763	15,834,263	(64,500)
SGD	Sell	02/29/16	SCB	48,226,410	48,387,459	(161,049)
TRY	Buy	02/29/16	MSC	7,811,497	7,959,705	148,208
TRY	Sell	02/29/16	HSBC	3,951,395	4,042,940	(91,545)
ZAR	Sell	02/29/16	JPM	3,919,639	3,990,484	(70,845)
ZAR	Sell	02/29/16	DEUT	3,407,349	3,508,546	(101,197)
ZAR	Sell	02/29/16	GSC	3,886,111	3,990,483	(104,372)
ZAR	Sell	02/29/16	UBS	17,635,368	17,998,498	(363,130)

Total						$(698,792)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.SUB-FIN	Markit iTraxx Subordinated Financial
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The Hartford World Bond Fund
Schedule of Investments – (continued) January 31, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$526,368,005	$—	$526,368,005	$—
Corporate Bonds	358,219,708	—	358,219,708	—
Foreign Government Obligations	1,865,468,172	—	1,865,468,172	—
Senior Floating Rate Interests	82,107,115	—	82,107,115	—
U.S. Government Agencies	15,621,976	—	15,621,976	—
U.S. Government Securities	300,601,009	—	300,601,009	—
Convertible Bonds	720,156	—	720,156	—
Preferred Stocks	2,824,950	2,824,950	—	—
Convertible Preferred Stocks	4,246,443	4,246,443	—	—
Short-Term Investments	129,458,936	129,458,936	—	—
Purchased Options	4,905,179	—	4,905,179	—
Foreign Currency Contracts(2)	14,450,609	—	14,450,609	—
Futures Contracts(2)	2,234,472	2,234,472	—	—
Swaps - Credit Default(2)	5,976,521	—	5,976,521	—
Swaps - Interest Rate(2)	2,556,440	—	2,556,440	—

Total	$3,315,759,691	$138,764,801	$3,176,994,890	$—

Liabilities
Foreign Currency Contracts(2)	$(15,149,401)	$—	$(15,149,401)	$—
Futures Contracts(2)	(4,521,495)	(4,521,495)	—	—
Swaps - Credit Default(2)	(5,303,459)	—	(5,303,459)	—
Swaps - Interest Rate(2)	(421,229)	—	(421,229)	—
Written Options	(1,154,489)	—	(1,154,489)	—

Total	$(26,550,073)	$(4,521,495)	$(22,028,578)	$—

(1) For the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the three-month period ended January 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total

Beginning balance	$7,032,627	$7,032,627
Purchases	-	-
Sales	(1,064,196)	(1,064,196)
Accrued discounts/(premiums)	1,602	1,602
Total realized gain/(loss)	1,821	1,821
Net change in unrealized appreciation/depreciation	(21,997)	(21,997)
Transfers into Level 3(1)	-	-
Transfers out of Level 3(1)	(5,949,857)	(5,949,857)

Ending balance	$-	$-

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The Hartford Mutual Funds, Inc. (the “Company”)

Notes to the Schedule of Investments

Investment Valuation and Fair Value Measurements:

For purposes of calculating the net asset value (“NAV”) of each Fund, portfolio investments and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board of Directors”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the close of the New York Stock Exchange (“NYSE Close”), that materially affect the values of a Fund’s portfolio investments or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on each day that the NYSE is open (the “Valuation Date”).

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Directors.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

For information regarding a Fund’s other significant accounting policies, please refer to the Fund’s most recent Semiannual or Annual Report.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: March 31, 2016	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 31, 2016	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: March 31, 2016	By:	/s/ Michael Flook
Michael Flook
Vice President, Treasurer and Controller